PIMCO Funds Semi-Annual Report


Multi-Manager Series
December 31, 1999

Share Classes
Ins   Institutional

Adm  Administrative

PIMCO EQUITY ADVISORS
Renaissance Fund                                   Mid-Cap Equity Fund
Growth Fund                                        Opportunity Fund
Core Equity Fund                                   Innovation Fund
Target Fund                                        International Growth Fund

CADENCE CAPITAL MANAGEMENT
Mega-Cap Fund                                      Small-Cap Growth Fund
Capital Appreciation Fund                          Micro-Cap Growth Fund
Mid-Cap Growth Fund

NFJ INVESTMENT GROUP
Equity Income Fund                                 Small-Cap Value Fund
Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
Enhanced Equity Fund                               Tax-Efficient Structured
Tax-Efficient Equity Fund                             Emerging Markets Fund
Structured Emerging Markets Fund

BLAIRLOGIE CAPITAL MANAGEMENT
International Fund


                                                           [LOGO OF PIMCO FUNDS]

PIMCO Funds Semi-Annual Report

Dear PIMCO Funds Shareholder:

Last year was a banner year for the stock market--a fitting conclusion to a century of unprecedented economic expansion.

Despite some dips along the way, all the major stock indexes experienced exceptional growth in 1999. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21%, and the NASDAQ Index climbed a stunning 86%--a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run.

For bonds, on the other hand, 1999 was a turbulent time. Most bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. In fact, it was the first year since 1994 that the bond market reported negative returns.

In the first few hours and days of the new millennium there was a giant sigh of relief as the Y2K bug turned out to be, at most, a minor glitch rather than a major catastrophe. Here at PIMCO, our Y2K preparations allowed the New Year to arrive without a hitch.

It was another good year for PIMCO's equity funds as well, as they generally experienced strong relative performance. Of special note is the market-beating performance of our four growth-oriented funds. While past performance is no indication of future results, all four funds--PIMCO Growth, Target, Opportunity and Innovation Funds--beat the S&P 500 Index by a considerable margin.

On the following pages we present detailed information on all the stock funds in our Multi-Manager Series. I encourage you to review the information and commentary carefully. Once again, I'd like to thank you for the trust you've placed in us through your investment. We will continue to work hard to help you meet your financial objectives.

If you have any questions regarding your investment, contact your financial adviser, or call us at 1-888-87-PIMCO. Or visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ William D. Cvengros

William D. Cvengros
Chairman of the Board
January 31, 2000


PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.
--------------------------------------------------------------------------------
We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1

1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.


                                                           Semi-Annual Report 3

Today's
Investor

The Stock Market
The Reign of the Bull Market Continues

The bull market reigned supreme again in 1999, with a variety of indices, including the NASDAQ Composite Index and the Dow Jones Industrial Average, reaching record highs.

                                    [GRAPH]

                   S&P
                   500
                 Index
                 -----
01/01/1999       1,229
01/08/1999       1,275
01/15/1999       1,243
01/22/1999       1,225
01/29/1999       1,280
02/05/1999       1,239
02/12/1999       1,230
02/19/1999       1,239
02/26/1999       1,238
03/05/1999       1,275
03/12/1999       1,295
03/19/1999       1,299
03/26/1999       1,283
04/02/1999       1,294
04/09/1999       1,348
04/16/1999       1,319
04/23/1999       1,357
04/30/1999       1,335
05/07/1999       1,345
05/14/1999       1,338
05/21/1999       1,330
05/28/1999       1,302
06/04/1999       1,328
06/11/1999       1,294
06/18/1999       1,343
06/25/1999       1,315
07/02/1999       1,391
07/09/1999       1,403
07/16/1999       1,419
07/23/1999       1,357
07/30/1999       1,329
08/06/1999       1,300
08/13/1999       1,328
08/20/1999       1,337
08/27/1999       1,348
09/03/1999       1,357
09/10/1999       1,352
09/17/1999       1,335
09/24/1999       1,277
10/01/1999       1,283
10/08/1999       1,336
10/15/1999       1,247
10/22/1999       1,302
10/29/1999       1,363
11/05/1999       1,370
11/12/1999       1,396
11/19/1999       1,422
11/26/1999       1,417
12/03/1999       1,433
12/10/1999       1,417
12/17/1999       1,421
12/23/1999       1,458
12/31/1999       1,469

In the first quarter of the year, large-cap growth stocks dominated the market, as they did for much of 1998. However, in the second quarter, the market rotated towards smaller-capitalization and lower-valuation issues. Rising interest rates and a global economic recovery resulted in increased demand for basic materials, which benefited these stocks.

This rotation was short-lived, however, as growth stocks, and in particular technology stocks, resumed their lead in the third quarter.

In the fourth quarter, despite monetary tightening by the Federal Reserve, the market continued to surge ahead. It remained dominated by growth-oriented stocks, which experienced significant price appreciation during the period. This outstanding performance was seen across all market capitalizations, with smaller-capitalization securities showing the greatest strength. In particular, the market was fueled by the technology sector, which continued to show strong earnings growth.

Overall, technology powered the market this year, greatly overshadowing the performance of other sectors. Telecommunications, e-commerce and software were all areas that grew at a rapid pace and, as a result, their stock prices soared. We believe this sector will remain attractive, as many areas of technology are still in the early stages of growth.

The outlook remains positive for the equity market. The Federal Reserve's tightening policy has helped maintain a low-inflation, high-growth economic environment that investors believe will sustain the current level of equity prices. We remain cautiously optimistic that the market will continue its positive performance, albeit at a slower pace than in 1999.

--------------------------------------------------------------------------------
The Bond Market
Inflation Expectations on the Rise

Six months ago we suggested the clash between deflationary and inflationary forces was likely to keep inflation in check, even as the global economy showed signs of recovery. While this remains likely over the long run, it appears that several unsustainable forces, including the surging economy, the tight labor market and rising stock prices, currently have the upper hand. As a result, inflation fears have flourished and the bond market has suffered.

                                    [GRAPH]

                        30-Year
                       Treasury
                     Yields (%)
                     ----------
01/01/1999                 5.09
01/08/1999                 5.27
01/15/1999                 5.11
01/22/1999                 5.08
01/29/1999                 5.09
02/05/1999                 5.35
02/12/1999                 5.42
02/19/1999                 5.39
02/26/1999                 5.57
03/05/1999                 5.59
03/12/1999                 5.52
03/19/1999                 5.56
03/26/1999                 5.59
04/02/1999                 5.59
04/09/1999                 5.46
04/16/1999                 5.57
04/23/1999                 5.60
04/30/1999                 5.66
05/07/1999                 5.81
05/14/1999                 5.92
05/21/1999                 5.75
05/28/1999                 5.83
06/04/1999                 5.96
06/11/1999                 6.16
06/18/1999                 5.97
06/25/1999                 6.15
07/02/1999                 6.00
07/09/1999                 6.00
07/16/1999                 5.88
07/23/1999                 6.02
07/30/1999                 6.10
08/06/1999                 6.17
08/13/1999                 6.10
08/20/1999                 5.98
08/27/1999                 5.98
09/03/1999                 6.02
09/10/1999                 6.04
09/17/1999                 6.06
09/24/1999                 5.97
10/01/1999                 6.13
10/08/1999                 6.19
10/15/1999                 6.26
10/22/1999                 6.35
10/29/1999                 6.16
11/05/1999                 6.06
11/12/1999                 6.03
11/19/1999                 6.16
11/26/1999                 6.23
12/03/1999                 6.25
12/10/1999                 6.17
12/17/1999                 6.37
12/23/1999                 6.49
12/31/1999                 6.48

The Federal Reserve was active over the past six months. The Fed tightened monetary policy again in August, and attacked the tight labor market in November by increasing interest rates for a third time in 1999. However, Y2K concerns prompted the Fed to flood the system with liquidity at year's end, increasing the likelihood that further tightening will be necessary early next year.

Bond prices fell in many sectors of the market as interest rates continued to rise. The benchmark 30-year Treasury yield rose to a 27-month high at 6.49%, while the Lehman Brothers Aggregate Bond Index had its worst performance since 1994.

A notable exception to the overall poor performance of the market was convertible bonds, which benefited from the spectacular rise in technology stocks. Emerging market bonds also performed relatively well as the global recovery supported this sector. Not surprisingly, inflation-indexed bonds were aided by the expectation of higher inflation.

Looking ahead, the key to bonds next year is a smooth resolution of the unsustainable forces currently affecting the market place. We anticipate the economy will moderate as higher borrowing costs begin to have an impact, pushing stock market gains back toward long-term historical norms. In our view inflation will increase over the short term, but remain stable overall. In this environment, interest rates will likely remain range bound, making strategies that enhance yield and limit credit risk attractive to bond investors.

4 PIMCO Funds

Manager
Spotlight

PIMCO Innovation Fund
Dennis McKechnie

Dennis McKechnie is the portfolio manager of PIMCO Innovation Fund and a managing director of PIMCO Equity Advisors. He has a degree in electrical engineering and an MBA in finance--a unique blend of expertise that gives him a distinct advantage in analyzing the technology sector. We talked to him recently about the sector and the Innovation Fund.

Q: Technology has had a great run in the past two years. What would you say to investors who are concerned that tech stocks are overvalued and this run-up will end soon?

[PHOTO]

A: First, we should provide some context to the "great run" of the past two years. Much of the recent run of technology began only fourteen months ago in October 1998 with signs that the Asian economic crisis was subsiding. Technology stocks began that period at very depressed levels, as they had been one of the areas most negatively affected by the Asian economic meltdown.

Second, technology now has many separate and distinct sub-segments that give its current fundamental strength additional staying power. All of the eggs are not in one basket, so to speak. For instance, we are in the early stages of a semiconductor pricing cycle at the same time the Internet is uncovering the power of business-to-business marketplaces.

And finally, with regard to valuations, we are believers that the "New Economy" does change the game. Technology is central. The demand for effective information and solutions by non-technology companies is nearly frantic because the penalty for being late or wrong is so severe. This demand is creating an enormous pull for technology companies that makes their ability to do better than expected more predictable. Greater predictability has historically driven higher valuations.

Q: Could you name a few specific stocks that contributed to PIMCO Innovation Fund's strong performance this year?

A: Qualcomm was a great performer for the Fund. It benefited from a move towards a more royalty-based business model. Perhaps more importantly, overall cell phone demand was well above estimates and steps were taken by the industry to convert to Qualcomm's Code Division Multiple Access (CDMA) digital technology standard in the future.

Another stellar performer for the Fund was i2Technologies. This company makes software that coordinates supply chains for manufacturers, which Fortune 500 companies have identified as a key building block for their migration to e-commerce.

Q: What lasting effect, if any, has Y2K left on the technology sector?

A: Y2K has had a very positive effect on the technology sector. It has drawn technology decisions up to the highest levels within corporations. This increased importance has made it a higher priority, which should lead to higher spending levels in the future. A side effect of the event is that many companies are moving to outsource their technology to expert companies off-site. This creates an excited buyer with large budgets and the most advanced systems, raising the bar for any other companies that want to stay in the game.

Q: Which areas of technology do you believe offer the most growth potential in 2000?

A: There are a number of them. Wireless Internet, broadband data to the home, business-to-business Internet, higher performance fiber optic components, and the semiconductor sector are just a few. If I had to pick one, it would be the evolution of the wireless Internet. Over the next few years, e-mail and Web sites will likely become accessible through the phone. Screens will be larger, coverage will be denser, and offerings will become more complex. We are filling the Fund with beneficiaries of this trend as they gain traction. There will be lots of new software for applications, operating systems, performance monitoring and more. We are doing lots of work in this area.

Q: What is your outlook for the technology sector?

A: We believe that the future for technology is quite bright. We are constantly uncovering new companies with tremendous opportunity. It is our feeling that most of the sub-segments of technology are in the early stages of multi-year growth cycles. Technology will continue to take over larger percentages of the overall economy.

Past performance is no guarantee of future results. The views of Mr. McKechnie are not indicative of the future performance of any PIMCO Fund. Concentration of the Fund's assets in one or a few sectors may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may also invest in foreign securities which may entail greater risk due to foreign economic and political developments. Please refer to page 13 for more complete performance information on the Innovation Fund.

                                                            Semi-Annual Report 5

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 7-27  Fund Summaries
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 48-79 Schedule of Investments
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of June 30, 1999, including the number of shares or principal amount and value as of that date.

                                                                    Schedule of
Fund Name                                          Fund Summary     Investments
Renaissance Fund                                   Page 7           Page 48
Growth Fund                                        Page 8           Page 49
Core Equity Fund                                   Page 9           Page 50
Target Fund                                        Page 10          Page 51
Mid-Cap Equity Fund                                Page 11          Page 52
Opportunity Fund                                   Page 12          Page 53
Innovation Fund                                    Page 13          Page 54
International Growth Fund                          Page 14          Page 55
Mega-Cap Fund                                      Page 15          Page 56
Capital Appreciation Fund                          Page 16          Page 57
Mid-Cap Growth Fund                                Page 17          Page 58
Small-Cap Growth Fund                              Page 18          Page 59
Micro-Cap Growth Fund                              Page 19          Page 60
Equity Income Fund                                 Page 20          Page 61
Value Fund                                         Page 21          Page 62
Small-Cap Value Fund                               Page 22          Page 63
Enhanced Equity Fund                               Page 23          Page 64
Tax-Efficient Equity Fund                          Page 24          Page 66
Structured Emerging Markets Fund                   Page 25          Page 69
Tax-Efficient Structured Emerging Markets Fund     Page 26          Page 73
International Fund                                 Page 27          Page 77

Pages 28-35 Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total returns, the chart reports distributions, asset sizes, expense ratios and portfolio turnover rates.

Pages 36-38 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 39-41 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 42-47 Statements of Changes in Net Assets
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 80-87 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

6 PIMCO Funds

December 31, 1999           PIMCO Renaissance Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with below-average valuations that have improving business fundamentals

TOTAL NET ASSETS

$546.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

63 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/99

             Inst'l Class         Admin. Class       Russell 1000 S&P 500   Lipper Multi-Cap
             (INCEP. 12/30/97)    (INCEP. 8/31/98)   Value Index  Index     Value Fund Avg.
---------------------------------------------------------------------------------------------
6 month      -1.46%                -1.28%             -4.90%        7.71%     -2.65%
1 year        9.80%                 9.77%              7.34%       21.04%      7.78%
Inception    11.26%                24.99%             --           --         --

Change in Value
$5,000,000 invested at the Fund's inception

[GRAPH]

                        PIMCO
                  Renaissance             Russell
     Month               Fund    1000 Value Index       S&P 500 Index
     =====        ===========    ================       =============
12/31/1997          5,000,000           5,000,000           5,000,001
01/31/1998          5,005,928           4,929,500           5,055,301
02/28/1998          5,388,263           5,261,255           5,419,889
03/31/1998          5,595,732           5,583,244           5,697,442
04/30/1998          5,723,177           5,620,596           5,754,758
05/31/1998          5,604,624           5,537,411           5,655,834
06/30/1998          5,652,045           5,608,401           5,885,574
07/31/1998          5,536,455           5,509,693           5,822,892
08/31/1998          4,555,424           4,689,851           4,981,019
09/30/1998          4,718,435           4,959,048           5,300,103
10/31/1998          4,922,940           5,343,374           5,731,213
11/30/1998          5,234,143           5,592,376           6,078,582
12/31/1998          5,591,637           5,782,516           6,428,830
01/31/1999          5,947,095           5,828,777           6,697,683
02/28/1999          5,659,994           5,746,591           6,489,520
03/31/1999          5,912,917           5,865,545           6,749,165
04/30/1999          6,217,107           6,413,387           7,010,560
05/31/1999          6,032,542           6,342,840           6,845,041
06/30/1999          6,230,779           6,526,782           7,224,941
07/31/1999          6,261,539           6,335,547           6,999,378
08/31/1999          6,066,721           6,100,499           6,964,514
09/30/1999          5,612,144           5,886,981           6,773,828
10/31/1999          5,577,965           6,226,071           7,202,476
11/30/1999          5,779,620           6,177,508           7,348,902
12/31/1999          6,139,865           6,207,160           7,781,753

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the S&P 500 Index and the Russell 1000 Value Index, unmanaged market indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/31/98.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Aetna, Inc.                                                                4.6%
Insurance
--------------------------------------------------------------------------------
Arrow Electronics, Inc.                                                    4.5%
Electronics
--------------------------------------------------------------------------------
Foundation Health Systems, Inc. 'A'                                        4.2%
Insurance (HMO)
--------------------------------------------------------------------------------
Asia Pulp & Paper Co. Ltd. SP-ADR                                          3.7%
Paper products
--------------------------------------------------------------------------------
Valero Energy Corp.                                                        3.7%
Petroleum refining
--------------------------------------------------------------------------------
Ace Ltd.                                                                   3.6%
Insurance
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                     3.6%
Heath care services
--------------------------------------------------------------------------------
Micron Technology, Inc.                                                    3.5%
Semiconductors
--------------------------------------------------------------------------------
Suiza Foods Corp.                                                          3.5%
Wholesale
--------------------------------------------------------------------------------
Nabors Industries, Inc.                                                    3.4%
Oil & gas extraction
--------------------------------------------------------------------------------
Top Ten Total                                                             38.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business                                                      18.2%
Services
--------------------------------------------------------------------------------
Materials & Processing                                                    16.0%
--------------------------------------------------------------------------------
Energy                                                                    14.5%
--------------------------------------------------------------------------------
Technology                                                                11.8%
--------------------------------------------------------------------------------
Consumer Staples                                                           8.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              97.4%
--------------------------------------------------------------------------------
Convertible Bonds & Notes                                                  0.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                           2.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Renaissance Fund posted a return of -1.46% for its Institutional Class shares.

     The second half of 1999 proved to be a difficult time for value investing. High valuation growth stocks, particularly in the technology sector, dominated the market. As a result, lower valuation issues were virtually ignored by investors.

     The Fund's performance was hurt by its exposure to the health care sector. In particular, the HMO industry was punished by investors in the third quarter, despite exceeding its earnings expectations. The area was unpopular with investors because of external problems, such as class action lawsuits against HMOs and federal attempts at HMO legislation, which received much attention from the press. However, the outlook remains positive for this industry, as its fundamentals remain strong and sentiment towards it is changing.

     The greatest contributor to the Fund's performance during this period was the technology sector. A continuation of the global economic recovery in the second half of 1999 fueled demand for semiconductors and other technological commodities. The semi-conductor industry, in particular, achieved some pricing power after several years of extreme pricing pressure. Micron Technology, a semiconductor company and one of the top ten holdings in the Fund, experienced revenue growth as a result of increased demand for its DRAM chips--as well as greater pricing power.

     Arrow Electronics, the second largest holding in the Fund, was a standout performer. The company, the world's largest distributor of electronic components and computer products to industrial and commercial customers, benefited from the global economic recovery, which boosted demand for its products. The company's global distribution network spans the world's three dominant electronics markets--North America, Europe and the Asia/Pacific region--and it is poised to continue its growth given the strong global economy.

     The manager is optimistic about the Fund's outlook, as he believes stock prices will ultimately reflect their fundamentals. In addition, he believes the current environment of rising interest rates should bode well for value stocks in general and PIMCO Renaissance Fund in particular.

                                                            Semi-Annual Report 7

December 31, 1999             PIMCO Growth Fund

OBJECTIVE

Long-term growth of capital; income is incidental

PORTFOLIO

Primarily common stocks of larger, well established companies

TOTAL NET ASSETS

$2.9 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

41 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/99

                  Inst'l Class         Admin. Class       S&P 500     Lipper Lg.-Cap
                  (INCEP. 3/31/99)     (INCEP. 3/31/99)   Index       Growth Fund Average
-----------------------------------------------------------------------------------------
6 month           30.14%               29.95%             7.71%       22.22%
Inception         30.01%               29.79%             --          --

Change in Value
$5,000,000 invested at the Fund's inception

[GRAPH]



                                PIMCO
                               Growth           S&P 500
               Month             Fund             Index
      ==============  ===============   ===============
          03/31/1999        5,000,000         5,000,000
          04/30/1999        4,876,879         5,193,650
          05/31/1999        4,624,240         5,071,028
          06/30/1999        4,995,203         5,352,470
          07/31/1999        4,785,737         5,185,366
          08/31/1999        4,798,529         5,159,538
          09/30/1999        4,779,341         5,018,271
          10/31/1999        5,172,689         5,335,827
          11/30/1999        5,521,266         5,444,305
          12/31/1999        6,500,721         5,764,974

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/1/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Nokia Corp. SP- ADR                                                        6.6%
Telecommunications
--------------------------------------------------------------------------------
EMC Corp.                                                                  5.7%
Hardware & software products
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        5.6%
Internet networking
--------------------------------------------------------------------------------
Home Depot, Inc.                                                           4.4%
Retail
--------------------------------------------------------------------------------
Microsoft Corp.                                                            4.0%
Computer svcs.
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover and Co.                              3.7%
Financial svcs.
--------------------------------------------------------------------------------
Qualcomm, Inc.                                                             3.7%
Wireless communication
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                      3.6%
Retail
--------------------------------------------------------------------------------
Omnicom Group                                                              3.5%
Advertising svcs.
--------------------------------------------------------------------------------
Citigroup, Inc.                                                            3.4%
Financial svcs.
--------------------------------------------------------------------------------
Top Ten Total                                                             44.2%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 38.7%
--------------------------------------------------------------------------------
Communications                                                             17.1%
--------------------------------------------------------------------------------
Financial & Business Services                                              16.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     12.8%
--------------------------------------------------------------------------------
Health Care                                                                 7.3%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1999, PIMCO Growth Fund Institutional Class shares returned 30.14%. These results handily outperformed the S&P 500 Index's return of 7.71% and the Lipper Large-Cap Growth Fund Average return of 22.22%.
     Technology was the best performing sector for the Fund during this period. The sector benefited from an increase in corporate spending, as companies recognized technology's ability to boost profit margins. Technology, an important part of the "New Economy," led the market in the second half of 1999, as it offered investors the greatest earnings growth potential of any sector. Nokia, the Finnish cell phone equipment maker, was a standout within technology. The company saw its stock price rise during this period as a result of increased demand for cell phone handsets, which resulted from new subscription growth as well as shorter upgrade cycles for current subscribers.
     Another standout performer for the Fund was EMC, the data storage company. Corporate demand for data storage continued to grow at a fast clip in the second half of the year. With an approximately 85% market share in this area, EMC is the greatest beneficiary of this trend. As the capabilities of computers and networks continue to increase, the need for data storage will grow even further.
     The retail sector also positively contributed to the Fund's performance. Home Depot and Wal-Mart, both leaders in their market category, benefited from a strong domestic economy that fueled an increase in retail sales.
     The Fund was also helped by its exposure to the financial services sector, despite the rising interest rate environment. Fund holding Morgan Stanley Dean Witter experienced strong earnings growth in the second half of the year, benefiting from an increase in equity underwriting and merger activity. The company also benefited from dynamic growth in its global business.
     One disappointment for the Fund this period was the pharmaceutical industry. These companies suffered from a thinning product pipeline and an unfavorable political environment. They were punished by investors, who were displeased with the sector's slowing growth in the face of rising interest rates.
     Looking ahead, the manager remains cautiously optimistic about the market's prospects. He expects a slowdown in the market's acceleration in the near term, but believes that the current environment continues to favor growth stocks--which should benefit PIMCO Growth Fund.

8 PIMCO Funds

December 31, 1999          PIMCO Core Equity Fund

OBJECTIVE

Long-term growth of capital, with income as a secondary objective

PORTFOLIO

Common stocks of companies with market capitalizations in excess of $10 billion

TOTAL NET ASSETS

$1.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO

40 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                  Inst'l Class      Admin. Class      S&P 500      Lipper Lg.-Cap
                  (INCEP. 12/28/94) (INCEP. 5/31/95)  Index        Growth Fund Average
--------------------------------------------------------------------------------------
6 month           8.87%             8.50%             7.71%        22.22%
1 year            24.27%            23.75%            21.04%       38.01%
3 years           29.99%            29.50%            27.56%       33.44%
Inception         27.05%            25.62%            --           --

Change in Value
$5,000,000 invested at the Fund's inception

[GRAPH]

                                 PIMCO
                           Core Equity               S&P 500
               Month              Fund                 Index
  ==================     =============         =============

          12/31/1994         5,000,000             5,000,000
          01/31/1995         5,034,965             5,129,650
          02/28/1995         5,189,810             5,329,552
          03/31/1995         5,339,660             5,486,828
          04/30/1995         5,545,390             5,648,415
          05/31/1995         5,735,746             5,874,182
          06/30/1995         5,921,094             6,010,639
          07/31/1995         6,181,582             6,209,952
          08/31/1995         6,246,704             6,225,539
          09/30/1995         6,422,032             6,488,256
          10/31/1995         6,386,996             6,465,093
          11/30/1995         6,502,485             6,748,911
          12/31/1995         6,397,852             6,878,895
          01/31/1996         6,644,715             7,113,052
          02/29/1996         6,799,004             7,178,990
          03/31/1996         6,772,780             7,248,124
          04/30/1996         6,875,788             7,354,962
          05/31/1996         7,107,556             7,544,646
          06/30/1996         6,987,958             7,573,391
          07/31/1996         6,513,499             7,238,799
          08/31/1996         6,761,043             7,391,465
          09/30/1996         7,225,188             7,807,457
          10/31/1996         7,333,489             8,022,786
          11/30/1996         7,777,005             8,629,229
          12/31/1996         7,546,203             8,458,284
          01/31/1997         7,917,776             8,986,757
          02/28/1997         7,731,989             9,057,213
          03/31/1997         7,327,631             8,685,052
          04/30/1997         7,628,168             9,203,550
          05/31/1997         8,245,634             9,763,862
          06/30/1997         8,496,992            10,201,283
          07/31/1997         9,327,566            11,012,999
          08/31/1997         8,748,350            10,396,051
          09/30/1997         9,322,102            10,965,443
          10/31/1997         9,065,279            10,599,197
          11/30/1997         9,185,494            11,089,834
          12/31/1997         9,456,557            11,280,246
          01/31/1998         9,675,240            11,405,006
          02/28/1998        10,425,854            12,227,535
          03/31/1998        11,129,186            12,853,707
          04/30/1998        11,353,779            12,983,015
          05/31/1998        11,206,020            12,759,837
          06/30/1998        12,051,200            13,278,142
          07/31/1998        11,867,979            13,136,729
          08/31/1998         9,840,730            11,237,421
          09/30/1998        10,679,999            11,957,290
          10/31/1998        11,117,365            12,929,896
          11/30/1998        11,950,724            13,713,577
          12/31/1998        13,339,575            14,503,754
          01/31/1999        14,552,263            15,110,301
          02/28/1999        13,903,046            14,640,673
          03/31/1999        14,717,630            15,226,446
          04/30/1999        14,711,505            15,816,166
          05/31/1999        14,099,036            15,442,747
          06/30/1999        15,225,979            16,299,819
          07/31/1999        14,968,742            15,790,939
          08/31/1999        14,901,371            15,712,284
          09/30/1999        14,050,039            15,282,086
          10/31/1999        14,607,386            16,249,137
          11/30/1999        15,323,974            16,579,482
          12/31/1999        16,576,821            17,556,013

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index.
The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         5.2%
Internet networking
--------------------------------------------------------------------------------
Nokia Corp. SP - ADR                                                        4.9%
Electronic equip.
--------------------------------------------------------------------------------
EMC Corp.                                                                   4.5%
--------------------------------------------------------------------------------
Hardware & software products
--------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                          4.4%
Ltd. SP - ADR
Electronic equip.
--------------------------------------------------------------------------------
Columbia/HCA Healthcare                                                     3.8%
Hospital & healthcare related holding co.
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 3.7%
Health plans & financial services
--------------------------------------------------------------------------------
Micron Technology, Inc.                                                     3.4%
Semiconductors
--------------------------------------------------------------------------------
Deere & Co.                                                                 3.3%
Construction & agricultural
equip. producer
--------------------------------------------------------------------------------
Home Depot, Inc.                                                            3.1%
Retail
--------------------------------------------------------------------------------
Morgan Stanley, Dean                                                        3.0%
Witter, Discover and Co.
Financial svcs.
--------------------------------------------------------------------------------
Top Ten Total                                                              39.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 25.1%
--------------------------------------------------------------------------------
Financial & Business Services                                              18.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     10.1%
--------------------------------------------------------------------------------
Communications                                                              8.6%
--------------------------------------------------------------------------------
Energy                                                                      7.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               93.8%
--------------------------------------------------------------------------------
Cash equivalents                                                            6.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Core Equity Fund Institutional Class shares posted a return of 8.87%.
     The Fund invests in approximately 40 common stocks, of which approximately 50% are selected using a "growth" investment style and of which approximately 50% are selected using a "value" investment style.
     The technology sectors was, not surprisingly, the greatest contributor to the Fund's performance. In particular, Cisco Systems, the Fund's largest holding, was a standout performer during this period. Cisco benefited from its position as the leading provider of networking for the Internet, as Internet use continued to grow during this period. In addition, the company's stock price received a boost from its announced acquisition of the fifth largest supplier of dense wavelength division multiplexing (DWDM) products, increasing its presence in the growing area of fiber optical networks.
      Another standout for the Fund in the technology sector was Nokia, the Finnish cell phone handset purchases, which was accelerated by the advent of affordable `one rate' plans as well as shorter cell phone upgrade cycles. The outlook continues to be positive for the company, as market penetration in developing countries has only just begun.
     The retail sector, aided by the strong domestic economy, also positively contributed to the Fund's performance during this period. In particular, Home Depot experienced a rise in its stock price as a result of the current house purchasing and home renovation boom.
     One disappointment for the Fund was Aetna. The company, along with much of the HMO industry, was punished by investors in the third quarter despite exceeding its earnings expectations. Aetna proved unpopular because of external problems, such as class action lawsuits against it and federal attempts at HMO legislation, which received much attention from the press. However, the outlook remains positive for Aetna and this industry, as its fundamentals remain strong and sentiment towards it appears to be changing.
     Looking ahead, the manager is optimistic that, because of the Fund's exposure to both growth and value stocks, the portfolio is well positioned for a variety of market environments.
                                                            Semi-Annual Report 9

December 31, 1999              PIMCO Target Fund

OBJECTIVE

Capital appreciation; no consideration given to income


PORTFOLIO

Primarily common stocks of companies with medium-sized capitalizations


TOTAL NET ASSETS

$1.7 billion


NUMBER OF SECURITIES IN THE PORTFOLIO

59 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 12/31/99

                  Inst'l Class      Admin. Class          S&P Mid-Cap  Lipper Mid-Cap
                  (INCEP. 3/31/99)  (INCEP. 3/31/99)      400 Index    Core Fund Average
----------------------------------------------------------------------------------------
6 month           51.15%            51.12%                7.36%        26.47%
Inception         64.10%            63.98%                --           --

Change in Value
$5,000,000 invested at the Fund's inception

[GRAPH]

                    PIMCO               S&P
                   Target           Mid-Cap
     Month           Fund         400 Index
==========      =========         =========
03/31/1999      5,000,000         5,000,000
04/30/1999      5,143,819         5,394,000
05/31/1999      5,003,060         5,417,734
06/30/1999      5,428,397         5,707,041
07/31/1999      5,345,777         5,586,051
08/31/1999      5,431,457         5,395,008
09/30/1999      5,370,257         5,228,303
10/31/1999      5,875,153         5,494,946
11/30/1999      6,741,126         5,783,431
12/31/1999      8,204,952         6,126,966

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P Mid-Cap 400 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   4.7%
Telecomm. & software
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                          4.6%
Fiber optics & lasers
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        3.3%
Software
--------------------------------------------------------------------------------
SDL, Inc.                                                                   3.2%
Semiconductors & fiber  optics
--------------------------------------------------------------------------------
Sierra Semiconductor Corp.                                                  3.1%
Semiconductors
--------------------------------------------------------------------------------
Gemstar International  Group Ltd.                                           2.8%
Electronics
--------------------------------------------------------------------------------
Medimmune, Inc.                                                             2.7%
Healthcare co.
--------------------------------------------------------------------------------
Echostar Communications Corp.                                               2.6%
Satellites & electronics
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                                                         2.6%
Industrial & commercial mach.
--------------------------------------------------------------------------------
CMGI, Inc.                                                                  2.5%
Internet & direct marketing
--------------------------------------------------------------------------------
Top Ten Total                                                              32.1%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 57.7%
--------------------------------------------------------------------------------
Health Care                                                                11.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      9.3%
--------------------------------------------------------------------------------
Communications                                                              7.4%
--------------------------------------------------------------------------------
Financial & Business Services                                               4.2%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Target Fund turned in a strong performance, returning 51.15% for Institutional Class shares. The Fund handily outperformed the S&P Mid-Cap 400 Index, which returned 7.36%, as well as its Lipper Mid-Cap Core Fund Average, which returned 26.47%.
     The Fund greatly benefited from its exposure to the technology sector, which performed extremely well during this period. In particular, telecommunications performed well due to the explosive growth in need for data and voice transmissions. JDS Uniphase, a maker of fiber optic components for telecom networks, benefited from this trend. The company is the largest independent fiber optic component supplier to large telecom equipment providers such as Nortel and Lucent, and it experienced a large increase in demand for telecom components as a result of the rapid build-out of telecom networks.
     Another holding that benefited from the growth in telecom needs was Comverse Technology, the largest holding in the Fund. It is the leading provider of voicemail systems to digital wireless carriers and derives approximately 65% of its business from providing voicemail for cell phones. An increase in cell phone subscriptions as well as a shortening of cell phone handset upgrade cycles were also key to Comverse's growth.
     The Fund's exposure to biotechnology also enhanced its performance. Medimmune, a company that develops and markets products for the prevention and treatment of infectious diseases as well as for the prevention of organ transplant rejections, showed strength during this period. The company saw its revenue grow more than 50% in 1999 due to its strong product offerings. Its most important drug, Synagis, is used for the treatment of respiratory problems in premature infants. The market opportunity for the drug is tremendous as it addresses an area of healthcare that is both sensitive and growing.
     One disappointment for the Fund during this period was Minimed, the leading maker of insulin pumps and glucose monitors. The company's stock price suffered as a result of a recall of its pumps due to software problems. The company has successfully resolved the situation and we are confident that its fundamentals will remain strong.
     Looking ahead, the Fund manager is optimistic that the market will favor medium-capitalization issues with greater growth potential, which should bode well for PIMCO Target Fund. The manager is hopeful that by employing its strong research capabilities, it can continue to find quality companies with sustainable and predictable earnings growth, which will enable the Fund to continue to produce superior relative returns over the long term.

10 PIMCO Funds

December 31, 1999

                           PIMCO Mid-Cap Equity Fund

OBJECTIVE

Long-term growth of capital


PORTFOLIO

Common stocks of companies with market capitalizations between $1 billion and $10 billion


TOTAL NET ASSETS

$5.5 million


NUMBER OF SECURITIES IN THE PORTFOLIO

39 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/99

                       Inst'l Class            S&P Mid-Cap     Lipper Mid-Cap
                       (INCEP. 12/28/94)       400 Index       Core Fund Average
--------------------------------------------------------------------------------
6 month                33.22%                  7.36%           26.47%
1 year                 51.81%                  14.73%          38.29%
3 years                31.84%                  21.81%          21.71%
Inception              28.70%                  --              --

Change in Value
$5,000,000 invested at the Fund's inception


[GRAPH]

                    PIMCO
                  Mid-Cap                    S&P
                   Equity            Mid-Cap 400
     Month           Fund                  Index
     =====      =========            ===========
12/31/1994      5,000,000              5,000,000
01/31/1995      4,910,000              5,052,050
02/28/1995      5,190,000              5,317,126
03/31/1995      5,370,000              5,409,394
04/30/1995      5,445,000              5,517,999
05/31/1995      5,435,000              5,651,109
06/30/1995      5,850,000              5,881,160
07/31/1995      6,205,000              6,187,969
08/31/1995      6,205,000              6,302,409
09/30/1995      6,375,000              6,455,173
10/31/1995      6,467,605              6,289,081
11/30/1995      6,542,693              6,563,757
12/31/1995      6,585,784              6,547,426
01/31/1996      6,539,441              6,642,416
02/29/1996      6,750,557              6,868,179
03/31/1996      7,002,866              6,950,487
04/30/1996      7,389,054              7,162,762
05/31/1996      7,734,048              7,259,631
06/30/1996      7,548,678              7,150,700
07/31/1996      6,704,215              6,666,927
08/31/1996      7,100,701              7,051,429
09/30/1996      7,574,424              7,358,871
10/31/1996      7,574,424              7,380,285
11/30/1996      7,945,164              7,796,017
12/31/1996      7,725,848              7,804,670
01/31/1997      7,914,427              8,097,657
02/28/1997      7,578,521              8,031,095
03/31/1997      7,266,187              7,688,729
04/30/1997      7,454,766              7,887,944
05/31/1997      8,073,541              8,577,666
06/30/1997      8,273,906              8,818,698
07/31/1997      8,957,505              9,691,838
08/31/1997      9,122,512              9,680,208
09/30/1997      9,700,035             10,236,819
10/31/1997      9,051,795              9,791,518
11/30/1997      9,063,581              9,936,432
12/31/1997      8,978,700             10,321,966
01/31/1998      8,811,246             10,125,849
02/28/1998      9,568,774             10,964,269
03/31/1998     10,055,187             11,458,757
04/30/1998     10,414,016             11,668,453
05/31/1998     10,015,317             11,143,372
06/30/1998     10,788,793             11,213,575
07/31/1998     10,485,782             10,778,489
08/31/1998      8,731,506              8,772,612
09/30/1998      9,544,852              9,591,097
10/31/1998      9,616,618             10,448,541
11/30/1998     10,190,744             10,969,923
12/31/1998     11,662,454             12,295,090
01/31/1999     12,056,796             11,816,811
02/28/1999     11,268,112             11,197,610
03/31/1999     12,115,528             11,511,143
04/30/1999     12,753,187             12,418,221
05/31/1999     12,434,358             12,472,861
06/30/1999     13,290,164             13,138,912
07/31/1999     13,105,578             12,860,367
08/31/1999     13,223,041             12,420,542
09/30/1999     12,635,724             12,036,748
10/31/1999     13,525,091             12,650,622
11/30/1999     15,589,093             13,314,779
12/31/1999     17,704,654             14,105,677

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P Mid-Cap 400 Index, an unmanaged market index.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                          4.7%
Fiber optics & lasers
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   4.5%
Telecomm. & software
--------------------------------------------------------------------------------
Nabors Industries, Inc.                                                     4.4%
Oil & gas extraction
--------------------------------------------------------------------------------
Foundation Health Systems, Inc. 'A'                                         4.1%
Managed health care co.
--------------------------------------------------------------------------------
Gemstar International Group Ltd.                                            3.5%
Business solutions
--------------------------------------------------------------------------------
Arrow Electronics, Inc.                                                     3.4%
Electronics
--------------------------------------------------------------------------------
Asia Pulp & Paper Co. Ltd. SP-ADR                                           3.4%
Paper products
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                                                         3.4%
Electronics & circuits
--------------------------------------------------------------------------------
Ispat International NV                                                      3.3%
Steel products mfr.
--------------------------------------------------------------------------------
Valero Energy Corp.                                                         3.3%
Petroleum refining
--------------------------------------------------------------------------------
Top Ten Total                                                              38.0%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 30.3%
--------------------------------------------------------------------------------
Health Care                                                                14.8%
--------------------------------------------------------------------------------
Materials & Processing                                                     12.5%
--------------------------------------------------------------------------------
Energy                                                                     12.1%
--------------------------------------------------------------------------------
Communications                                                              7.7%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               97.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mid-Cap Equity Fund Institutional Class shares returned 33.22% for the six-month period ended December 31, 1999, handily outperforming the S&P Mid-Cap 400 Index return of 7.36% as well as its Lipper Mid-Cap Core Fund Average return of 26.47%.
     The Fund invests in approximately 40 common stocks, of which approximately 50% are selected using a "growth" investment style and of which approximately 50% are selected using a "value" investment style.
     The Fund's exposure to technology was the greatest contributor to its performance. In particular, JDS Uniphase, the largest holding in the Fund, experienced strong price appreciation during this period. The company is the largest independent fiber optic component supplier to large telecom equipment providers such as Nortel and Lucent, and it experienced a large increase in demand for telecom components as a result of the rapid build-out of telecom networks.
     Another holding that benefited from the growth in telecom needs was Comverse Technology. It is the leading provider of voicemail systems to digital wireless carriers and derives approximately 65% of its business from providing voicemail for cell phones. An increase in cell phone subscriptions as well as a shortening of cell phone handset upgrade cycles were also key to Comverse's growth.
     Another standout for the Fund during this period was Gemstar, a specialty entertainment company that develops, markets and licenses proprietary technologies and systems such as an interactive television programming guide. Investors were attracted to this company because of its unique product, which should enable viewers to surf through and locate television programs more effectively. The company's outlook remains positive, especially as the proliferation of cable TV and satellite dishes has resulted in more channels through which viewers must navigate.
     The Fund's performance was hurt by its exposure to the health care sector. In particular, the HMO industry was punished by investors in the third quarter, despite exceeding its earnings expectations. The area was unpopular because of external problems, such as class action lawsuits against HMOs and federal attempts at HMO legislation, which received much attention from the press. However, the outlook remains positive for this industry, as its fundamentals remain strong and sentiment towards it is changing.
     Looking ahead, the manager believes that the Fund's exposure to both value and growth sectors should help to reduce volatility in down markets. The manager is optimistic that, given the current market environment, the Fund is poised to continue its strong performance.

                                                           Semi-Annual Report 11

December 31, 1999            PIMCO Opportunity Fund

OBJECTIVE

Capital appreciation; no consideration given to income


PORTFOLIO

Primarily common stocks of small-capitalization companies


TOTAL NET ASSETS

$584.4 million


NUMBER OF SECURITIES IN THE PORTFOLIO

98 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 12/31/99

                  Inst'l Class      Admin. Class      Russell 2000   Lipper Sm.-Cap
                  (INCEP. 3/31/99)  (INCEP. 3/31/99)  Index          Growth Fund Average
----------------------------------------------------------------------------------------
6 month           46.90%            46.69%            10.95%         44.10%
Inception         66.53%            66.29%            --             --

Change in Value
$5,000,000 invested at the Fund's inception

[GRAPH]

                    PIMCO
              Opportunity      Russell 2000
     Month           Fund             Index
==========    ===========      ============
03/31/1999      5,000,000         5,000,000
04/30/1999      5,338,785         5,448,000
05/31/1999      5,268,692         5,527,541
06/30/1999      5,668,224         5,777,386
07/31/1999      5,703,271         5,619,085
08/31/1999      5,593,458         5,411,179
09/30/1999      5,728,972         5,412,261
10/31/1999      5,971,963         5,433,910
11/30/1999      6,726,636         5,758,315
12/31/1999      8,326,702         6,410,156

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Medicis Pharmaceutical 'A'                                                  2.6%
Pharmaceutical co
--------------------------------------------------------------------------------
Protein Design Labs, Inc.                                                   1.7%
Genetic engineering
--------------------------------------------------------------------------------
Rare Medium Group, Inc.                                                     1.7%
Business solutions
--------------------------------------------------------------------------------
Reckson Service Industries, Inc.                                            1.7%
Business to business
--------------------------------------------------------------------------------
WinStar Communications, Inc.                                                1.6%
Communications
--------------------------------------------------------------------------------
Xircom, Inc.                                                                1.6%
Mobile communications
--------------------------------------------------------------------------------
ImageX.com, Inc.                                                            1.5%
Business solutions
--------------------------------------------------------------------------------
Visual Networks, Inc.                                                       1.5%
Computer software
--------------------------------------------------------------------------------
Intraware, Inc.                                                             1.5%
Business solutions
--------------------------------------------------------------------------------
Pinnacle Holdings, Inc.                                                     1.5%
Wireless communications
--------------------------------------------------------------------------------
Top Ten Total                                                              16.9%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 34.9%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
Communications                                                             12.1%
--------------------------------------------------------------------------------
Financial & Business Services                                              10.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.2%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Opportunity Fund experienced strong returns for the six-month period ended December 31, 1999. The Fund's Institutional Class shares returned 46.90%, greatly outperforming the Russell 2000 Index, which returned 10.95% for the same period.
     The technology sector was the greatest contributor to the Fund's performance during this period. Technology proved extremely attractive to investors because of high earnings growth, despite rising interest rates. A variety of areas within technology showed tremendous strength, including software, Internet and information technology consulting companies. For instance, Visual Networks, a top ten holding in the PIMCO Opportunity Fund and the maker of network management software, benefited from an increase in corporate need for networking solutions.
     The biotechnology sector also enhanced the Fund's performance during this period. Investors showed renewed interest in this area because of its exciting product offerings. For instance, Protein Design Labs, the second largest holding in the Fund, benefited from its strong product pipeline. This specialized biotech company uses genetic engineering and computer modeling to develop humanized monoclonal antibodies and other potential drugs to prevent or treat diseases such as viral infections, autoimmune diseases and certain cancers. Protein Design Labs experienced an increase in its prescription drug sales during this six-month period.
     One stock that was a standout performer for the Fund this period was True North Communications. The company, the sixth-largest advertising agency in the world, benefited from the booming domestic economy, which has caused an increase in corporate advertising expenditures. True North also benefited from the increase in Internet advertising, as it owns a significant share of an Internet advertising agency.
     A disappointment for the Fund this period was Furniture Brands, a furniture manufacturer. The company showed strong revenue growth and exceeded earnings expectations, but saw its stock price suffer in an environment of rising interest rates and investor disinterest for small-cap consumer stocks.
     Looking ahead, the manager believes small-capitalization stocks will continue the outperformance they began in the second half of 1999, as their strong growth potential should remain attractive to investors. The manager believes the global economy should strengthen in the coming year, while the domestic economy should slow, and is optimistic that the Fund is well positioned to benefit from this climate.

12 PIMCO Funds

December 31, 1999               PIMCO Innovation Fund

OBJECTIVE

Capital appreciation; no consideration given to income


PORTFOLIO

Primarily technology-related stocks of companies of all sizes


TOTAL NET ASSETS

$3.5 billion


NUMBER OF SECURITIES IN THE PORTFOLIO

54 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/99

                       Inst'l Class       S&P 500         Lipper Science & Tech.
                       (INCEP. 3/5/99)    Index           Fund Average
--------------------------------------------------------------------------------
6 month                 94.83%             7.71%           73.24%
Inception              123.22%            --              --

Change in Value
$5,000,000 invested at the Fund's inception

[GRAPH]

                                        PIMCO
                                   Innovation                S&P 500
                      Month              Fund                  Index
         ==================     =============           ============
                 03/31/1999         5,000,000              5,000,000
                 04/30/1999         4,939,306              5,193,650
                 05/31/1999         4,819,364              5,071,028
                 06/30/1999         5,419,075              5,352,470
                 07/31/1999         5,369,942              5,185,366
                 08/31/1999         5,783,237              5,159,538
                 09/30/1999         5,881,503              5,018,271
                 10/31/1999         6,702,312              5,335,827
                 11/30/1999         7,872,832              5,444,305
                 12/31/1999        10,557,847              5,764,974

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/1/99, the first full month following the Fund's Institutional Class inception on 3/5/99, compared to the S&P 500 Index, an unmanaged market index.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Qualcomm, Inc.                                                              4.1%
Wireless communication
--------------------------------------------------------------------------------
Oracle Corp.                                                                3.9%
Software products
--------------------------------------------------------------------------------
i2 Technologies, Inc.                                                       3.8%
Software solutions
--------------------------------------------------------------------------------
Doubleclick, Inc.                                                           3.2%
Internet advertising
--------------------------------------------------------------------------------
Ariba, Inc.                                                                 3.2%
Business to business
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.9%
Internet networking
--------------------------------------------------------------------------------
Gemstar International Group Ltd.                                            2.6%
Business solutions
--------------------------------------------------------------------------------
Vignette Corp.                                                              2.5%
Business svcs.
--------------------------------------------------------------------------------
Siebel Systems, Inc.                                                        2.5%
Business solutions
--------------------------------------------------------------------------------
QLogic Corp.                                                                2.5%
Semiconductors
--------------------------------------------------------------------------------
Top Ten Total                                                              31.2%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 66.8%
--------------------------------------------------------------------------------
Communications                                                              7.9%
--------------------------------------------------------------------------------
Financial & Business Services                                               6.5%
--------------------------------------------------------------------------------
Health Care                                                                 6.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      4.8%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               92.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund turned in stellar results for the six-month period ended December 31, 1999. The Fund's Institutional Class shares returned 94.83%, handily outperforming the S&P 500 Index return of 7.71% for the same period.
     Software was an area of strength for the Fund during this period. Having completed their spending on Y2K preparedness, companies increased their expenditures on other areas of information technology that had been neglected, such as software. In particular, i2 Technologies, a maker of supply-chain management software, benefited from this trend. Its software, which has e-commerce applications, is used by companies such as Dell to manage the ordering, production and shipping of products. The company has seen a rapid increase in sales of its software and still has substantial growth potential, as a large untapped market exists. For instance, only about 10% of Fortune 500 companies have Web sites on which business can actually be conducted. This number is expected to reach nearly 100% in the next 18 months, which should greatly benefit software companies such as i2.
     Another strong area for the Fund was telecommunications, which has seen tremendous growth recently. Nokia continued to benefit from the increase in cell phone subscriptions stimulated by `one-rate' plans. In addition, Nokia benefited from the many recent technological advances in cell phone handset technology, which has shortened upgrade cycles for cell phones. The explosion in telecommunications has also benefited companies such as JDS Uniphase, a maker of fiber-optic components for telecom networks. The company saw its sales rise as a result of burgeoning demand for faster and more efficient networks.
     Although technology led the market during this period, some non-tech innovators also experienced strong price appreciation. In particular, biotechnology stocks enhanced the Fund's performance. These companies, which were funded five to seven years ago, are now bringing exciting products to market and are showing strong revenues. For instance, Fund holdings Medimmune and IDEC Pharmaceuticals both benefited from better-than-expected prescription trends for their key products. We believe this area continues to have growth potential, as many biotech companies have strong product pipelines.
     Looking ahead, the manager's outlook remains positive for technology, as he believes it is still in the early stages of a multi-year growth cycle. The market continues to see technology as the sector that will define the economy's future, and this should bode well for PIMCO Innovation Fund.

                                                           Semi-Annual Report 13

December 31, 1999            PIMCO International Growth Fund

OBJECTIVE

Long-term capital appreciation


PORTFOLIO

Common stocks of foreign (non U.S.) issuers


TOTAL NET ASSETS

$12.6 million


NUMBER OF SECURITIES IN THE PORTFOLIO

71 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return For periods ended 12/31/99

                    Inst'l Class            MSCI            Lipper International
                    (INCEP. 12/31/97)       EAFE Index      Fund Average
--------------------------------------------------------------------------------
6 month              67.74%                 22.29%          30.84%
1 year              109.71%                 27.31%          40.81%
Inception            70.98%                 --              --

Change in Value
$5,000,000 invested at the Fund's inception

[GRAPH]

                               PIMCO
                       International                  MSCI
                              Growth                  EAFE
             Month              Fund                 Index
==================     =============         =============
        12/31/1997         5,000,000             5,000,000
        01/31/1998         5,190,000             5,230,000
        02/28/1998         5,595,000             5,566,812
        03/31/1998         6,090,000             5,739,383
        04/30/1998         6,385,000             5,785,872
        05/31/1998         6,635,000             5,759,257
        06/30/1998         6,775,000             5,804,179
        07/31/1998         7,040,000             5,864,543
        08/31/1998         5,940,000             5,139,099
        09/30/1998         5,570,000             4,982,870
        10/31/1998         5,895,000             5,503,580
        11/30/1998         6,490,000             5,787,015
        12/31/1998         6,970,063             6,016,759
        01/31/1999         7,529,624             6,000,514
        02/28/1999         7,317,751             5,858,902
        03/31/1999         7,801,255             6,104,976
        04/30/1999         8,393,412             6,353,448
        05/31/1999         8,051,156             6,027,516
        06/30/1999         8,713,937             6,263,795
        07/31/1999         9,208,306             6,451,709
        08/31/1999         9,555,995             6,476,870
        09/30/1999         9,936,279             6,543,582
        10/31/1999        10,419,783             6,790,275
        11/30/1999        12,473,316             7,027,935
        12/31/1999        14,617,010             7,659,746


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/31/97, compared to the Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Japan/Softbank Corp.                                                        6.1%
--------------------------------------------------------------------------------
Japan/Murata Manufacturing Co.                                              5.6%
--------------------------------------------------------------------------------
Japan/Oracle Corp. Japan                                                    4.4%
--------------------------------------------------------------------------------
United Kingdom/Colt Telecom                                                 3.2%
--------------------------------------------------------------------------------
Group PLC SP - ADR
--------------------------------------------------------------------------------
Japan/Hikari Tsushin, Inc.                                                  3.2%
--------------------------------------------------------------------------------
France/PSA Peugeot Citroen                                                  2.9%
--------------------------------------------------------------------------------
Germany/Siemens AG                                                          2.5%
--------------------------------------------------------------------------------
Japan/Nikko Securities Co. Ltd.                                             2.5%
--------------------------------------------------------------------------------
Sweden/Icon MediaLab AB                                                     2.5%
--------------------------------------------------------------------------------
United Kingdom/Logica PLC                                                   2.5%
--------------------------------------------------------------------------------
Top Ten Holdings                                                           35.4%
--------------------------------------------------------------------------------


Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      28.4%
--------------------------------------------------------------------------------
United Kingdom                                                             20.6%
--------------------------------------------------------------------------------
Netherlands                                                                 6.7%
--------------------------------------------------------------------------------
Germany                                                                     6.5%
--------------------------------------------------------------------------------
France                                                                      6.1%
--------------------------------------------------------------------------------


Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     59.4%
--------------------------------------------------------------------------------
Asia                                                                       32.9%
--------------------------------------------------------------------------------
Canada                                                                      3.0%
--------------------------------------------------------------------------------
Australia                                                                   2.0%
--------------------------------------------------------------------------------
Latin America                                                               1.5%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO International Growth Fund Institutional Class shares turned in a stellar performance for the six-month period ended December 31, 1999, returning 67.74%. The Fund handily outperformed the MSCI EAFE Index, which returned 22.29%, as well as its Lipper International Fund Average, which returned 30.84%.
     The Fund's exposure to the technology sector greatly contributed to its performance during this period. In particular, Hikari Tsushin, a Japanese cellular and Internet company, experienced tremendous stock price appreciation. The company benefited from the recovery in the Asian economy, which resulted in increased Japanese demand for cellular phones as well as dramatic growth in Internet use throughout the Asian region. The outlook remains positive for this company, which plans to nearly double its cellular phone sales outlets in Japan while continuing to aggressively invest in Internet businesses throughout Asia.
     Another standout performer in the technology sector during this period was Icon MediaLab, a Swedish Internet consulting firm. The company benefited from general investor enthusiasm for the technology sector, especially Internet stocks, as well as a rise in demand for its services by European companies seeking to participate in e-commerce. As the number of European companies creating a Web presence continues to grow, Icon MediaLab should perform well.
     The Fund also benefited from its exposure to Nokia, the Finnish cell phone handset manufacturer. The company experienced strong sales growth as a result of the dramatic increase in demand for cell phones, fueled by the introduction of affordable `one rate' plans as well as shorter cell phone upgrade cycles. The outlook remains bright for Nokia, a dominant player in this industry, as it should benefit from anticipated cellular phone sales penetration in developing countries.
     One disappointment for the Fund during this period was Acom, a Japanese consumer finance firm. The company's stock price suffered as a result of allegations of illegal collection practices, which resulted in an investigation of the industry. Acom, along with other companies in its industry, also suffered as a result of increased competition from traditional banks.
     Looking ahead, the manager is confident that the Fund's strategy of minimizing regional bets and concentrating on investing in attractive stocks within various regions should bode well for the Fund over the long term. In addition, the manager believes the Fund is poised to benefit from a strong glo-bal economy in the coming year.

14 PIMCO Funds

December 31, 1999             PIMCO Mega-Cap Fund

OBJECTIVE

Seeks long-term growth of capital


PORTFOLIO

Common stocks of companies with very large market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market


TOTAL NET ASSETS

$3.7 million


NUMBER OF SECURITIES IN THE PORTFOLIO

39 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                       Inst'l Class           S&P 500         Lipper Multi-Cap
                       (INCEP. 8/31/99)       Index           Core Fund Average
--------------------------------------------------------------------------------
Inception               24.24%                --              --

*Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Institutional Class Shares commenced operations on 8/31/99. Since the fund is less than 1-year old, the reported returns are cumulative. The S&P 500 Index is an unmanaged index and it is not possible to invest in an unmanaged index.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Oracle Corp.                                                                5.7%
Software products
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         4.9%
Internet networking
--------------------------------------------------------------------------------
Motorola, Inc.                                                              4.0%
Semiconductors/comm. equip.
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.8%
Computer services
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                          3.5%
Fiber optics & lasers
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.1%
Fire protection sys./cable/solar
--------------------------------------------------------------------------------
Corning, Inc.                                                               3.1%
Telecom, glass, ceramics
--------------------------------------------------------------------------------
EMC Corp.                                                                   2.9%
Hardware, software products
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                      2.9%
Mkt. networked workstations
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                     2.9%
Semiconductors
--------------------------------------------------------------------------------
Top Ten Total                                                              36.8%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 54.3%
--------------------------------------------------------------------------------
Financial & Business Services                                               8.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      7.3%
--------------------------------------------------------------------------------
Health Care                                                                 5.6%
--------------------------------------------------------------------------------
Capital Goods                                                               5.6%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               97.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mega-Cap Fund Institutional Class shares returned 24.24% for the period since inception through December 31, 1999.
     PIMCO Mega-Cap Fund was started on August 31, 1999. The Fund invests in securities of companies with very large capitalizations that also have improving fundamentals and are reasonably valued. As of December 31, the median market capitalization for the portfolio was $47.94 billion.
     The technology sector turned in an outstanding performance during this period, greatly contributing to the Fund's return. In particular, Cisco Systems, the leader in networking systems, experienced strong stock price appreciation during the period. Cisco, which makes the networking hardware that forms the backbone of the Internet, benefited from strong demand for its Internet infra-structure equipment and its optical networking capabilities.
     Another standout performer for the Fund was JDS Uniphase, which experienced strong price appreciation during this period. The company, the largest independent fiber optic component supplier to large telecom equipment providers such as Nortel and Lucent, experienced a large increase in demand for telecom components as a result of the rapid build-out of telecom networks.
     The Fund also benefited from its exposure to the consumer discretionary sector. In particular, Home Depot, the leader in home improvement retailing, experienced a significant increase in sales due to a strong domestic economy, which translated into a home buying and home renovating boom.
     One disappointment for the Fund was Tyco International, the manufacturing conglomerate. The company's stock price suffered as a result of concerns over its accounting practices regarding its acquisitions. However, the manager believes Tyco's accounting practices are sound and that the company still has tremendous growth potential.
     Looking ahead, the manager is optimistic that large-cap growth stocks should continue to offer investors strong growth potential with less volatility than smaller-capitalization issues. The manager believes that its philosophy of purchasing stocks of growing, profitable companies at sensible prices should bode well for the Fund, especially as investors realize the importance of reasonable valuation in growth investing.

                                                           Semi-Annual Report 15

December 31, 1999

PIMCO Capital Appreciation Fund

OBJECTIVE
Growth of capital



PORTFOLIO
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS
$957.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO
87 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class          S&P 500      Lipper Multi-Cap
                  (INCEP. 3/08/91)  (INCEP. 7/31/96)      Index        Core Fund Average
----------------------------------------------------------------------------------------
6 month           13.64%            13.45%                 7.71%       10.97%
1 year            22.30%            21.92%                21.04%       22.49%
3 years           24.51%            24.20%                27.56%       21.79%
5 years           27.40%            --                    28.56%       23.07%
Inception         20.01%            27.47%                --           --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [CHART]


                                        PIMCO
                                      Capital
                                 Appreciation               S&P 500
                      Month              Fund                 Index
         ==================     =============         =============
                 03/31/1991         5,000,000             5,000,000
                 04/30/1991         4,854,350             5,012,000
                 05/31/1991         5,094,373             5,228,518
                 06/30/1991         4,820,061             4,989,052
                 07/31/1991         5,164,862             5,221,542
                 08/31/1991         5,327,032             5,345,293
                 09/30/1991         5,253,318             5,256,026
                 10/31/1991         5,433,351             5,326,457
                 11/30/1991         5,275,577             5,111,801
                 12/31/1991         6,008,526             5,696,591
                 01/31/1992         5,951,282             5,590,634
                 02/29/1992         6,015,540             5,663,312
                 03/31/1992         5,817,823             5,552,878
                 04/30/1992         5,805,268             5,716,132
                 05/31/1992         5,830,077             5,744,142
                 06/30/1992         5,646,491             5,658,669
                 07/31/1992         5,811,083             5,889,825
                 08/31/1992         5,666,801             5,769,261
                 09/30/1992         5,816,058             5,837,050
                 10/31/1992         6,018,924             5,857,187
                 11/30/1992         6,371,407             6,056,624
                 12/31/1992         6,459,843             6,130,939
                 01/31/1993         6,679,451             6,182,194
                 02/28/1993         6,599,169             6,266,457
                 03/31/1993         6,904,241             6,398,680
                 04/30/1993         6,735,135             6,244,023
                 05/31/1993         7,040,790             6,411,051
                 06/30/1993         7,153,400             6,429,835
                 07/31/1993         7,052,175             6,403,987
                 08/31/1993         7,310,181             6,646,954
                 09/30/1993         7,525,186             6,595,972
                 10/31/1993         7,543,860             6,732,443
                 11/30/1993         7,393,094             6,668,283
                 12/31/1993         7,603,513             6,748,903
                 01/31/1994         7,871,521             6,978,365
                 02/28/1994         7,764,846             6,788,973
                 03/31/1994         7,377,445             6,492,973
                 04/30/1994         7,405,400             6,576,213
                 05/31/1994         7,399,773             6,684,129
                 06/30/1994         7,191,566             6,520,301
                 07/31/1994         7,367,360             6,734,427
                 08/31/1994         7,587,534             7,010,539
                 09/30/1994         7,384,297             6,839,131
                 10/31/1994         7,554,006             6,992,806
                 11/30/1994         7,208,583             6,738,128
                 12/31/1994         7,279,887             6,838,055
                 01/31/1995         7,275,418             7,015,365
                 02/28/1995         7,638,905             7,288,754
                 03/31/1995         7,973,994             7,503,845
                 04/30/1995         8,248,506             7,724,833
                 05/31/1995         8,550,420             8,033,595
                 06/30/1995         8,920,691             8,220,215
                 07/31/1995         9,416,251             8,492,798
                 08/31/1995         9,507,671             8,514,115
                 09/30/1995         9,884,778             8,873,410
                 10/31/1995         9,700,127             8,841,732
                 11/30/1995         9,998,064             9,229,884
                 12/31/1995         9,983,895             9,407,652
                 01/31/1996        10,319,950             9,727,888
                 02/29/1996        10,710,996             9,818,066
                 03/31/1996        10,731,348             9,912,614
                 04/30/1996        10,866,103            10,058,726
                 05/31/1996        11,141,737            10,318,140
                 06/30/1996        11,121,089            10,357,452
                 07/31/1996        10,561,962             9,899,860
                 08/31/1996        11,016,637            10,108,648
                 09/30/1996        11,692,504            10,677,563
                 10/31/1996        11,987,428            10,972,050
                 11/30/1996        12,859,911            11,801,427
                 12/31/1996        12,658,812            11,567,641
                 01/31/1997        13,397,357            12,290,387
                 02/28/1997        13,259,311            12,386,744
                 03/31/1997        12,776,151            11,877,772
                 04/30/1997        13,183,386            12,586,875
                 05/31/1997        14,025,466            13,353,165
                 06/30/1997        14,625,966            13,951,386
                 07/31/1997        16,206,592            15,061,498
                 08/31/1997        15,599,190            14,217,753
                 09/30/1997        16,544,805            14,996,459
                 10/31/1997        16,248,006            14,495,577
                 11/30/1997        16,662,144            15,166,577
                 12/31/1997        16,991,599            15,426,988
                 01/31/1998        16,723,663            15,597,610
                 02/28/1998        17,951,702            16,722,510
                 03/31/1998        18,949,019            17,578,870
                 04/30/1998        18,963,905            17,755,713
                 05/31/1998        18,651,313            17,450,492
                 06/30/1998        19,447,678            18,159,332
                 07/31/1998        18,889,478            17,965,934
                 08/31/1998        15,808,216            15,368,420
                 09/30/1998        16,693,892            16,352,921
                 10/31/1998        17,460,487            17,683,067
                 11/30/1998        18,599,214            18,754,838
                 12/31/1998        19,980,246            19,835,492
                 01/31/1999        20,637,174            20,665,012
                 02/28/1999        19,812,008            20,022,744
                 03/31/1999        20,292,687            20,823,854
                 04/30/1999        20,989,673            21,630,362
                 05/31/1999        20,268,654            21,119,669
                 06/30/1999        21,502,398            22,291,811
                 07/31/1999        20,709,276            21,595,860
                 08/31/1999        20,300,699            21,488,291
                 09/30/1999        19,795,985            20,899,948
                 10/31/1999        21,181,945            22,222,497
                 11/30/1999        22,199,383            22,674,280
                 12/31/1999        24,435,384            24,009,796

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index.

The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.3%
Internet networking
--------------------------------------------------------------------------------
General Electric Co.                                                        2.2%
Electronics
--------------------------------------------------------------------------------
Oracle Corp.                                                                2.1%
Software products
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       2.1%
Retail
--------------------------------------------------------------------------------
Home Depot, Inc.                                                            1.8%
Retail
--------------------------------------------------------------------------------
Motorola, Inc.                                                              1.7%
Electronics & software
--------------------------------------------------------------------------------
Applied Materials, Inc.                                                     1.7%
Semiconductors
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                                                   1.7%
Petroleum refining
--------------------------------------------------------------------------------
Immunex Corp.                                                               1.7%
Chemical & allied products
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                          1.7%
Telecommunications
--------------------------------------------------------------------------------
Top Ten Total                                                              19.0%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 40.1%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     10.4%
--------------------------------------------------------------------------------
Capital Goods                                                               6.7%
--------------------------------------------------------------------------------
Health Care                                                                 6.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund turned in a solid performance for the six months ended December 31, 1999. The Fund's Institutional Class shares returned 13.64%, handily outperforming the S&P 500 Index return of 7.71% for the same period.

     The technology sector was the greatest contributor to the Fund's performance during this period. In particular, companies whose products address business-to-business e-commerce needs, such as Oracle and Siebel Systems, experienced strong price appreciation. This area of technology has become critically important to companies seeking to participate in commerce on the Internet. Another technology company that proved to be a strong performer for the Fund was Cisco Systems. Cisco, which makes the networking hardware that forms the backbone of the Internet, benefited from strong demand for its Internet infrastructure equipment and its optical networking capabilities.

     The healthcare sector also aided the Fund's performance, particularly in the area of biotechnology. Immunex, the maker of the leading drug used for the treatment of rheumatoid arthritis, saw its stock experience tremendous price appreciation due to positive prescription trends as well as strong evidence that its drug can be used to treat other ailments. Genentech, another biotech company, turned in a good performance as a result of its strong product pipeline. In addition, Warner Lambert also posted positive returns, benefiting from the success of its cholesterol drug, Lipitor.

     The Fund also benefited from its exposure to the consumer discretionary sector. In particular, Home Depot, the leader in home improvement retailing, experienced a significant increase in sales due to a strong domestic economy, which translated into a home buying and home renovating boom.

     One disappointment for the Fund during this period was Tyco, the manufacturing conglomerate. The company's stock price suffered as a result of concerns over its accounting practices regarding its acquisitions. However, the manager believes Tyco's accounting practices are sound and that the company still has tremendous growth potential.

     Looking ahead, the manager is optimistic that the Fund is poised to continue its outperformance. The manager believes that its philosophy of purchasing stocks of growing, profitable companies at sensible prices should bode well for the Fund, especially as investors realize the importance of reasonable valuation in growth investing.

16  PIMCO Funds

December 31, 1999

PIMCO Mid-Cap Growth Fund

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued

TOTAL NET ASSETS
$1.0 billion

NUMBER OF SECURITIES IN THE PORTFOLIO
84 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return        For periods ended 12/31/99


                 Inst'l Class      Admin. Class      Russell 2000   Lipper Mid-Cap
                 (INCEP. 8/26/91)  (INCEP. 11/30/94) Mid-Cap Index  Fund Average
----------------------------------------------------------------------------------
6 month          13.52%            13.36%             7.15%         26.47%
1 year           12.98%            12.67%            18.23%         38.29%
3 years          17.83%            17.59%            18.86%         21.71%
5 years          22.61%            22.33%            21.85%         21.59%
Inception        17.58%            22.46%            --             --


Change in Value
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                     PIMCO
                   Mid-Cap           Russell 2000
                    Growth                Mid-Cap
     Month            Fund                  Index
==========       =========           ============
08/31/1991       5,000,000              5,000,000
09/30/1991       4,974,950              4,970,800
10/31/1991       5,157,144              5,072,701
11/30/1991       5,011,661              4,862,945
12/31/1991       5,665,299              5,407,887
01/31/1992       5,671,673              5,509,555
02/29/1992       5,727,031              5,636,110
03/31/1992       5,555,924              5,492,107
04/30/1992       5,519,126              5,535,055
05/31/1992       5,524,162              5,570,812
06/30/1992       5,378,127              5,480,453
07/31/1992       5,525,925              5,709,591
08/31/1992       5,364,436              5,578,099
09/30/1992       5,541,064              5,693,789
10/31/1992       5,722,284              5,833,116
11/30/1992       6,066,939              6,127,047
12/31/1992       6,185,404              6,291,558
01/31/1993       6,414,599              6,417,263
02/28/1993       6,216,680              6,424,579
03/31/1993       6,470,422              6,633,570
04/30/1993       6,293,134              6,457,781
05/31/1993       6,562,549              6,662,815
06/30/1993       6,765,881              6,738,172
07/31/1993       6,682,647              6,770,650
08/31/1993       7,013,472              7,071,740
09/30/1993       7,201,787              7,098,825
10/31/1993       7,128,883              7,104,717
11/30/1993       6,929,867              6,939,959
12/31/1993       7,160,996              7,191,324
01/31/1994       7,309,331              7,389,733
02/28/1994       7,299,101              7,289,232
03/31/1994       7,033,122              6,978,711
04/30/1994       7,058,599              7,026,585
05/31/1994       6,930,633              7,036,141
06/30/1994       6,700,295              6,827,801
07/31/1994       6,851,806              7,062,131
08/31/1994       7,210,540              7,396,947
09/30/1994       7,026,048              7,216,165
10/31/1994       7,167,804              7,271,369
11/30/1994       6,829,168              6,950,556
12/31/1994       6,991,678              7,040,844
01/31/1995       6,924,894              7,185,463
02/28/1995       7,346,142              7,557,383
03/31/1995       7,582,451              7,773,675
04/30/1995       7,753,580              7,890,902
05/31/1995       8,020,945              8,150,197
06/30/1995       8,493,975              8,424,125
07/31/1995       9,295,489              8,833,116
08/31/1995       9,367,547              8,968,440
09/30/1995       9,501,369              9,171,037
10/31/1995       9,355,709              8,965,881
11/30/1995       9,536,022              9,411,754
12/31/1995       9,599,034              9,466,624
01/31/1996       9,789,114              9,666,181
02/29/1996      10,026,714              9,893,143
03/31/1996      10,152,383             10,036,296
04/30/1996      10,364,554             10,320,625
05/31/1996      10,539,595             10,476,466
06/30/1996      10,325,462             10,319,110
07/31/1996       9,831,497              9,680,460
08/31/1996      10,367,953             10,141,443
09/30/1996      11,095,622             10,642,329
10/31/1996      11,169,983             10,727,681
11/30/1996      11,849,848             11,381,211
12/31/1996      11,841,245             11,265,123
01/31/1997      12,326,596             11,686,551
02/28/1997      12,120,488             11,668,787
03/31/1997      11,774,758             11,172,864
04/30/1997      12,027,407             11,450,845
05/31/1997      12,858,488             12,286,299
06/30/1997      13,483,461             12,688,306
07/31/1997      14,733,407             13,746,765
08/31/1997      14,713,461             13,596,925
09/30/1997      15,750,651             14,373,309
10/31/1997      15,418,218             13,814,188
11/30/1997      15,524,596             14,142,965
12/31/1997      15,887,569             14,533,311
01/31/1998      15,605,123             14,260,085
02/28/1998      16,523,072             15,375,224
03/31/1998      17,031,474             16,104,009
04/30/1998      17,278,614             16,144,269
05/31/1998      16,692,539             15,645,411
06/30/1998      17,010,291             15,862,100
07/31/1998      16,523,072             15,105,478
08/31/1998      13,578,576             12,688,602
09/30/1998      14,560,074             13,509,554
10/31/1998      14,962,560             14,430,906
11/30/1998      15,788,713             15,113,487
12/31/1998      17,147,689             15,999,138
01/31/1999      16,406,007             15,971,939
02/28/1999      15,523,405             15,440,074
03/31/1999      15,597,573             15,923,348
04/30/1999      16,398,590             17,100,083
05/31/1999      16,361,506             17,050,493
06/30/1999      17,066,104             17,652,376
07/31/1999      16,598,844             17,166,935
08/31/1999      16,035,166             16,722,312
09/30/1999      15,738,493             16,133,686
10/31/1999      16,279,921             16,898,423
11/30/1999      17,221,857             17,385,098
12/31/1999      19,373,700             18,914,986

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the Russell 2000 Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Medimmune, Inc.                                                             2.2%
Chemical & allied products
--------------------------------------------------------------------------------
Network Appliance, Inc.                                                     2.0%
Electronics, computer networking
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        2.0%
Electronics, computer networking
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                           2.0%
Business services
--------------------------------------------------------------------------------
Lam Research Corp.                                                          1.9%
Semiconductors, integrated circuits
--------------------------------------------------------------------------------
Symbol Technologies, Inc.                                                   1.9%
Barcode equip
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   1.9%
Communications & software
--------------------------------------------------------------------------------
Veritas Software Corp.                                                      1.9%
Software co
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                                            1.8%
Business solutions
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                  1.7%
Chem. & allied products
--------------------------------------------------------------------------------
Top Ten Total                                                              19.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 45.9%
--------------------------------------------------------------------------------
Financial & Business Services                                              14.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      8.7%
--------------------------------------------------------------------------------
Health Care                                                                 8.3%
--------------------------------------------------------------------------------
Materials & Processing                                                      5.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Mid-Cap Growth Fund Institutional Class shares returned 13.52%, outperforming the Russell 2000 Mid-Cap Index return of 7.15%.

     The narrow market seen in the first half of 1999 broadened in the second half of the year, as smaller-capitalization stocks outperformed their larger-capitalization counterparts. Investors finally recognized the strong growth potential of smaller companies, and invested accordingly.

     The technology sector was a strong contributor to the Fund's performance during this period. One of the strongest themes within this sector was business-to-business technology application companies, an area of high growth. These companies benefited from improved earnings outlooks during this period as well as a rise in sales that resulted from increased corporate spending. One example in this area is Citrix Systems, which develops and sells innovative server-based software to enable more efficient use of Microsoft Windows operating systems. Citrix's sales received a boost from corporate purchases of the software, as companies increasingly used technology to maintain or widen profit margins.

     Veritas Software was another strong performer for the Fund. The company makes software that provides enterprise data storage management solutions - a product in great demand as companies seek effective, economical ways to store greater amounts of data. The company experienced a surge in sales growth in the second half of 1999, as corporate Internet use and the need for data storage increased.

     Tiffany's was a standout during this period as well. The company benefited from a strong domestic economy as well as a recovery in the global economy, both of which stimulated its sales. In particular, Tiffany's benefited from new store openings, the successful launch of its Web site and wider profit margins due to greater sales of its high-end items.

     With the exception of Tiffany's, consumer discretionary stocks were a disappointment for the Fund. Companies such as Abercrombie & Fitch, Lands End and Tommy Hilfiger all showed earnings disappointments that caused their stock prices to suffer. However, the manager is optimistic that, in a climate of tight labor and high income growth, consumer discretionary stocks should perform well.

     Looking ahead, the manager is optimistic that medium-capitalization stocks will continue to perform well in the coming year, as the economic climate should be favorable to them. The manager is also optimistic that, in a market dominated by high valuation stocks, investors will be attracted to more reasonable valuations, which should bode well for PIMCO Mid-Cap Growth Fund.

                                                         Semi-Annual Report   17

December 31, 1999

PIMCO Small-Cap Growth Fund

OBJECTIVE
Growth of capital

PORTFOLIO
Common stocks of companies with market capitalizations of more than $100 million that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS
$67.8 million

NUMBER OF SECURITIES IN THE PORTFOLIO
102 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class          Russell 2000   Lipper Small-Cap
                  (INCEP. 1/17/91)  (INCEP. 9/27/95)      Index          Core Fund Average
------------------------------------------------------------------------------------------
6 month           8.15%             8.02%                 10.95%         16.30%
1 year            5.92%             5.69%                 21.25%         28.27%
3 years           7.09%             6.96%                 13.08%         13.59%
5 years           11.82%            --                    16.69%         17.55%
Inception         16.97%            7.82%                 --             --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                     PIMCO
                 Small-Cap
                    Growth       Russell 2000
     Month            Fund              Index
==========       =========       ============
01/31/1991       5,000,000          5,000,000
02/28/1991       5,463,287          5,560,750
03/31/1991       5,843,531          5,950,725
04/30/1991       5,766,171          5,935,373
05/31/1991       6,033,043          6,218,074
06/30/1991       5,766,171          5,858,483
07/31/1991       6,099,236          6,063,471
08/31/1991       6,374,882          6,287,092
09/30/1991       6,383,633          6,336,132
10/31/1991       6,581,876          6,503,659
11/30/1991       6,263,398          6,202,670
12/31/1991       6,995,446          6,699,007
01/31/1992       7,323,081          7,242,297
02/29/1992       7,544,456          7,453,699
03/31/1992       7,247,813          7,201,466
04/30/1992       7,066,286          6,948,623
05/31/1992       7,030,866          7,041,039
06/30/1992       6,694,376          6,710,181
07/31/1992       6,951,171          6,943,427
08/31/1992       6,712,086          6,747,067
09/30/1992       6,955,598          6,902,452
10/31/1992       7,249,837          7,120,293
11/30/1992       7,809,634          7,665,565
12/31/1992       8,162,949          7,932,403
01/31/1993       8,548,383          8,200,677
02/28/1993       8,456,613          8,011,570
03/31/1993       9,066,884          8,271,465
04/30/1993       8,644,742          8,044,082
05/31/1993       9,154,066          8,399,872
06/30/1993       9,374,314          8,452,035
07/31/1993       9,374,314          8,568,758
08/31/1993       9,934,112          8,938,757
09/30/1993      10,250,718          9,191,009
10/31/1993      10,066,641          9,427,677
11/30/1993       9,599,036          9,120,523
12/31/1993      10,158,807          9,432,172
01/31/1994      10,348,945          9,727,682
02/28/1994      10,609,706          9,692,370
03/31/1994       9,979,534          9,181,873
04/30/1994      10,202,267          9,236,321
05/31/1994       9,887,181          9,132,413
06/30/1994       9,631,853          8,824,285
07/31/1994       9,903,478          8,969,356
08/31/1994      10,354,377          9,468,950
09/30/1994      10,316,350          9,436,850
10/31/1994      10,528,218          9,398,725
11/30/1994       9,898,046          9,018,923
12/31/1994      10,214,126          9,260,359
01/31/1995       9,843,666          9,143,401
02/28/1995      10,372,895          9,524,041
03/31/1995      10,437,578          9,687,283
04/30/1995      10,502,262          9,902,534
05/31/1995      10,766,877         10,072,759
06/30/1995      11,296,106         10,595,333
07/31/1995      12,824,991         11,205,624
08/31/1995      12,836,751         11,437,469
09/30/1995      13,160,169         11,641,742
10/31/1995      12,360,445         11,121,123
11/30/1995      12,383,966         11,588,322
12/31/1995      12,445,286         11,894,022
01/31/1996      12,400,748         11,881,176
02/29/1996      12,807,956         12,251,512
03/31/1996      13,037,010         12,500,831
04/30/1996      13,787,799         13,169,250
05/31/1996      14,144,106         13,688,250
06/30/1996      13,253,339         13,126,211
07/31/1996      12,318,034         11,979,767
08/31/1996      13,132,449         12,675,313
09/30/1996      13,717,811         13,170,664
10/31/1996      13,533,295         12,967,704
11/30/1996      14,214,095         13,501,973
12/31/1996      14,540,393         13,855,860
01/31/1997      14,856,225         14,132,700
02/28/1997      14,005,909         13,789,982
03/31/1997      13,738,667         13,139,233
04/30/1997      13,787,257         13,175,891
05/31/1997      15,342,119         14,641,709
06/30/1997      16,277,466         15,269,253
07/31/1997      17,309,992         15,979,731
08/31/1997      17,686,560         16,345,667
09/30/1997      18,877,002         17,542,170
10/31/1997      18,233,192         16,772,069
11/30/1997      17,953,802         16,663,050
12/31/1997      18,425,982         16,954,654
01/31/1998      17,857,536         16,686,770
02/28/1998      19,368,772         17,921,591
03/31/1998      20,380,883         18,659,961
04/30/1998      20,699,768         18,763,150
05/31/1998      19,493,552         17,751,816
06/30/1998      19,424,230         17,789,095
07/31/1998      18,231,879         16,348,179
08/31/1998      14,294,347         13,173,362
09/30/1998      14,599,368         14,204,837
10/31/1998      14,627,097         14,784,394
11/30/1998      15,971,958         15,559,096
12/31/1998      16,859,127         16,522,204
01/31/1999      15,730,361         16,741,950
02/28/1999      14,456,882         15,385,852
03/31/1999      14,225,341         15,625,871
04/30/1999      15,267,278         17,025,949
05/31/1999      15,542,234         17,274,528
06/30/1999      16,511,815         18,055,336
07/31/1999      15,701,419         17,560,620
08/31/1999      14,992,322         16,910,877
09/30/1999      15,137,036         16,914,259
10/31/1999      15,585,648         16,981,916
11/30/1999      15,889,546         17,995,737
12/31/1999      17,857,650         20,032,854

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/01/91, the first full month following the Fund's Institutional Class inception on 1/17/91, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/27/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Power-One, Inc.                                                             2.0%
Mfr. power supp. for electronic
equip. mfrs
--------------------------------------------------------------------------------
Broadvision, Inc.                                                           2.0%
Business to business tech
--------------------------------------------------------------------------------
AVT Corp.                                                                   1.7%
Software communications
--------------------------------------------------------------------------------
Symantec Corp.                                                              1.7%
Semiconductors
--------------------------------------------------------------------------------
Semtech Corp.                                                               1.7%
Mfr. silicon rectifiers
--------------------------------------------------------------------------------
TranSwitch Corp.                                                            1.7%
Mfr. equip. - semiconductor indstr
--------------------------------------------------------------------------------
Emulex Corp.                                                                1.7%
Develops software storage products
--------------------------------------------------------------------------------
Asyst Technologies, Inc.                                                    1.6%
Semiconductors
--------------------------------------------------------------------------------
Sykes Enterprises, Inc.                                                     1.6%
Info. tech. svcs
--------------------------------------------------------------------------------
Actuate Corp.                                                               1.6%
Provider of reporting solutions
--------------------------------------------------------------------------------
Top Ten Total                                                              17.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 42.9%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     11.7%
--------------------------------------------------------------------------------
Capital Goods                                                              10.3%
--------------------------------------------------------------------------------
Transportation                                                              4.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Small-Cap Growth Fund Institutional Class shares returned 8.15%.

     The technology sector greatly contributed to the Fund's performance in the second half of 1999, as investors were attracted to the exciting products and strong growth potential offered by this area. In particular, top ten holding Broadvision was a strong performer. The company makes an integrated software application system for interactive marketing on the Internet, which allows businesses to tailor Web site content to the needs of individual viewers. Broadvision benefited from higher revenues, which resulted from strong market acceptance for the company's innovative core technology. The company also benefited from a decrease in expenses as a percentage of revenues, as well as general investor enthusiasm for business-to-business Internet stocks. The outlook for the company remains positive, as the dramatic growth in demand for business-to-business Internet technology should continue.

     Another standout performer for the Fund in the area of technology was Emulex. The company makes a broad line of fiber channel components that enhance access to, and storage of, electronic data and applications. The Company's products, which are based on internally developed technology and are deployable across a variety of network configurations and operating systems, support increasing volumes of stored data. Emulex benefited from an explosive rise in corporate Internet use as well as a general increase in data, which has fueled increased demand for data storage.

     Producer durables also positively contributed to the Fund's performance. This sector benefited from the global economic recovery, which has stimulated purchases of electronic and technological commodities. In particular, Semtech, which makes power supplies for electronic equipment manufacturers, benefited from increased sales as well as an aggressive acquisition policy. The outlook remains positive for this company, as many analysts are predicting a strong global economy in the coming year.

     A disappointment for the Fund during this period was the consumer discretionary sector. Despite a strong economy and solid sales, consumer discretionary stocks were ignored by investors who eschewed them for the high growth potential of technology issues.

     Looking ahead, the manager is optimistic that the market will broaden to include more small-cap stocks, especially those that are reasonably priced. The manager continues to believe that its growth-at-a-price philosophy and its disciplined focus on specific market cap ranges will bode well for the Fund in the long term.

18  PIMCO Funds

December 31, 1999

PIMCO Micro-Cap Growth Fund

OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of companies with market capitalizations of less than $250 million that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS
$219.7 million

NUMBER OF SECURITIES IN THE PORTFOLIO
73 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class       Russell 2000   Lipper Small-Cap
                  (INCEP. 6/25/93)  (INCEP. 4/01/96)   Index          Core Fund Average
---------------------------------------------------------------------------------------
6 month            4.80%             4.69%             10.95%         16.30%
1 year             5.43%             5.17%             21.25%         28.27%
3 years           11.48%            11.21%             13.08%         13.59%
5 years           18.50%            --                 16.69%         17.55%
Inception         16.98%            13.55%             --             --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [CHART]

                     PIMCO
                 Micro-Cap
                    Growth       Russell 2000
     Month            Fund              Index
==========       =========       ============
06/30/1993       5,000,000          5,000,000
07/31/1993       5,021,687          5,069,050
08/31/1993       5,277,282          5,287,932
09/30/1993       5,442,666          5,437,157
10/31/1993       5,547,911          5,577,164
11/30/1993       5,517,841          5,395,460
12/31/1993       5,893,716          5,579,823
01/31/1994       6,099,194          5,754,639
02/28/1994       6,084,159          5,733,749
03/31/1994       5,763,413          5,431,753
04/30/1994       5,903,739          5,463,963
05/31/1994       5,723,320          5,402,493
06/30/1994       5,487,771          5,220,213
07/31/1994       5,482,760          5,306,033
08/31/1994       5,808,518          5,601,580
09/30/1994       5,958,868          5,582,590
10/31/1994       5,953,856          5,560,037
11/30/1994       5,838,588          5,335,355
12/31/1994       5,953,856          5,478,183
01/31/1995       5,803,506          5,408,993
02/28/1995       6,003,973          5,634,170
03/31/1995       6,124,253          5,730,740
04/30/1995       6,389,871          5,858,077
05/31/1995       6,455,022          5,958,777
06/30/1995       6,941,154          6,267,918
07/31/1995       7,472,390          6,628,950
08/31/1995       7,602,693          6,766,103
09/30/1995       7,813,183          6,886,946
10/31/1995       7,707,938          6,578,962
11/30/1995       7,923,440          6,855,344
12/31/1995       8,111,989          7,036,188
01/31/1996       7,666,725          7,028,589
02/29/1996       8,040,337          7,247,670
03/31/1996       8,444,657          7,395,160
04/30/1996       9,355,656          7,790,579
05/31/1996       9,729,268          8,097,606
06/30/1996       9,452,898          7,765,118
07/31/1996       8,736,381          7,086,913
08/31/1996       9,268,651          7,498,379
09/30/1996       9,601,319          7,791,416
10/31/1996       9,350,538          7,671,350
11/30/1996       9,780,448          7,987,410
12/31/1996      10,044,807          8,196,760
01/31/1997      10,387,828          8,360,531
02/28/1997      10,073,392          8,157,788
03/31/1997       9,581,728          7,772,822
04/30/1997       9,324,462          7,794,508
05/31/1997      10,444,998          8,661,647
06/30/1997      11,348,288          9,032,885
07/31/1997      11,977,160          9,453,185
08/31/1997      12,520,277          9,669,663
09/30/1997      13,800,890         10,377,483
10/31/1997      13,292,075          9,921,911
11/30/1997      13,349,245          9,857,419
12/31/1997      13,730,013         10,029,924
01/31/1998      13,453,742          9,871,451
02/28/1998      14,488,151         10,601,938
03/31/1998      15,561,110         11,038,738
04/30/1998      15,708,883         11,099,782
05/31/1998      15,137,066         10,501,504
06/30/1998      15,201,315         10,523,557
07/31/1998      14,237,580          9,671,149
08/31/1998      11,635,495          7,793,012
09/30/1998      12,053,114          8,403,205
10/31/1998      12,001,715          8,746,055
11/30/1998      12,522,132          9,204,349
12/31/1998      13,197,781          9,774,098
01/31/1999      13,304,000          9,904,093
02/28/1999      12,374,579          9,101,862
03/31/1999      11,405,325          9,243,851
04/30/1999      12,500,715         10,072,100
05/31/1999      13,025,174         10,219,153
06/30/1999      13,277,445         10,681,058
07/31/1999      13,051,729         10,388,397
08/31/1999      12,573,741         10,004,027
09/30/1999      12,274,998         10,006,027
10/31/1999      12,122,308         10,046,052
11/30/1999      12,826,012         10,645,801
12/31/1999      13,914,763         11,850,906

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/01/96. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Radiant Systems, Inc.                                                       3.9%
Business solutions
--------------------------------------------------------------------------------
Photon Dynamics, Inc.                                                       3.0%
Supplier to flat
panel display industry
--------------------------------------------------------------------------------
Cybex Computer                                                              2.6%
Products
Dev./mrkt. computer equip
--------------------------------------------------------------------------------
Arthrocare Corp.                                                            2.5%
Healthcare tech
--------------------------------------------------------------------------------
Braun's Fashions Corp.                                                      2.5%
Retail - women's apparel
--------------------------------------------------------------------------------
SeaChange                                                                   2.4%
International, Inc.
Digital video pds. software
--------------------------------------------------------------------------------
Chico's FAS, Inc.                                                           2.3%
Retail private label clothing
--------------------------------------------------------------------------------
Quixote Corp.                                                               2.3%
Mfr. highway safety products
--------------------------------------------------------------------------------
TelCom Semiconductor, Inc.                                                  2.3%
Integrated circuits
--------------------------------------------------------------------------------
AVT Corp.                                                                   2.2%
Business solutions
--------------------------------------------------------------------------------
Top Ten Total                                                              26.0%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 40.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     18.2%
--------------------------------------------------------------------------------
Financial & Business Services                                              11.3%
--------------------------------------------------------------------------------
Capital Goods                                                               9.9%
--------------------------------------------------------------------------------
Transportation                                                              4.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               97.2%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Micro-Cap Growth Fund Institutional Class shares posted a return of 4.80% for the six-month period ended December 31, 1999.

     The technology sector was a strong performer for the Fund during this period, as investors were attracted to the strong earnings growth potential offered by these issues. In particular, Radiant Systems was a strong performer for the Fund. The company, the largest holding in the Fund, makes customer service software for use in retail sites such as convenience stores and gas stations. The company's products enable retailers to interact electronically with consumers, capture data at the point of sale, manage site operations and logistics and communicate electronically with their sites, vendors and credit networks. The company benefited from strong sales, as more consumers demanded expedience in retail purchasing and more companies required connectivity between their different retail sites.

     Another standout for the Fund was Pericom Semiconductor, a maker of high performance interface integrated circuits used in advanced electronic systems. The company benefited from the continuation of the global economic recovery in the second half of 1999, which fueled demand for semiconductor and electronic components. Pericom's revenues grew during this period as a result of an increase in sales of its three different product lines, as well as improved margins and cost reductions.

     The Fund also benefited from its exposure to the materials and processing sector. In particular, Myr Group, a construction services company, turned in a stellar performance. The company, which builds infrastructure for electric and gas utility lines, telecommunications and street lighting, benefited from the build out in telecommunications as well as the housing boom, both of which boosted demand for its services. The outlook remains positive for this company, as the domestic economy remains strong.

     An area of disappointment for the Fund was financial services. The sector came under pressure during this period as a result of rising interest rates, which especially hurt smaller-capitalization stocks in this sector.

     Looking ahead, the manager is optimistic that the market will continue to broaden and include more small-cap issues, as well as more reasonably priced issues. The manager remains convinced that its philosophy of buying stocks of growing, profitable companies at prices that make sense should bode well for the Fund in the long term.

                                                          Semi-Annual Report  19

December 31, 1999

PIMCO Equity Income Fund

OBJECTIVE

Current income as a primary objective and long-term growth of capital as a secondary objective


PORTFOLIO

Income producing common stocks of companies with market capitalizations of more than $2 billion.


TOTAL NET ASSETS

$156.1 million


NUMBER OF SECURITIES IN THE PORTFOLIO

48 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class           S&P 500      Lipper Equity
                  (INCEP. 3/08/91)  (INCEP. 11/30/94)      Index        Income Fund Average
6 month           -11.55%           -11.73%                 7.71%       -5.09%
1 year             -1.92%            -2.22%                21.04%        3.34%
3 years            11.77%            11.47%                27.56%       13.07%
5 years            17.75%            17.47%                28.56%       17.27%
Inception          14.24%            17.19%                --           --

Change in Value $5,000,000 invested at the Fund's inception

                                    [GRAPH]

                                            PIMCO
                                    Equity Income               S&P 500
                      Month                  Fund                 Index
         ==================         =============         =============
                 03/31/1991             5,000,000             5,000,000
                 04/30/1991             5,034,636             5,012,000
                 05/31/1991             5,319,615             5,228,518
                 06/30/1991             5,134,629             4,989,052
                 07/31/1991             5,421,923             5,221,542
                 08/31/1991             5,502,697             5,345,293
                 09/30/1991             5,532,987             5,256,026
                 10/31/1991             5,571,975             5,326,457
                 11/30/1991             5,349,510             5,111,801
                 12/31/1991             5,820,738             5,696,591
                 01/31/1992             5,965,177             5,590,634
                 02/29/1992             6,116,657             5,663,312
                 03/31/1992             6,017,412             5,552,878
                 04/30/1992             6,125,605             5,716,132
                 05/31/1992             6,136,148             5,744,142
                 06/30/1992             6,141,420             5,658,669
                 07/31/1992             6,416,503             5,889,825
                 08/31/1992             6,230,286             5,769,261
                 09/30/1992             6,283,491             5,837,050
                 10/31/1992             6,291,695             5,857,187
                 11/30/1992             6,481,829             6,056,624
                 12/31/1992             6,678,968             6,130,939
                 01/31/1993             6,713,379             6,182,194
                 02/28/1993             6,852,877             6,266,457
                 03/31/1993             7,009,814             6,398,680
                 04/30/1993             6,872,708             6,244,023
                 05/31/1993             6,925,440             6,411,051
                 06/30/1993             7,048,480             6,429,835
                 07/31/1993             7,037,196             6,403,987
                 08/31/1993             7,285,359             6,646,954
                 09/30/1993             7,279,450             6,595,972
                 10/31/1993             7,338,489             6,732,443
                 11/30/1993             7,264,797             6,668,283
                 12/31/1993             7,244,360             6,748,903
                 01/31/1994             7,485,093             6,978,365
                 02/28/1994             7,323,454             6,788,973
                 03/31/1994             7,031,262             6,492,973
                 04/30/1994             7,086,480             6,576,213
                 05/31/1994             7,130,340             6,684,129
                 06/30/1994             7,030,089             6,520,301
                 07/31/1994             7,261,756             6,734,427
                 08/31/1994             7,559,317             7,010,539
                 09/30/1994             7,420,033             6,839,131
                 10/31/1994             7,508,099             6,992,806
                 11/30/1994             7,105,537             6,738,128
                 12/31/1994             7,128,119             6,838,055
                 01/31/1995             7,360,723             7,015,365
                 02/28/1995             7,600,312             7,288,754
                 03/31/1995             7,819,936             7,503,845
                 04/30/1995             8,022,855             7,724,833
                 05/31/1995             8,318,505             8,033,595
                 06/30/1995             8,345,382             8,220,215
                 07/31/1995             8,637,759             8,492,798
                 08/31/1995             8,759,800             8,514,115
                 09/30/1995             8,990,321             8,873,410
                 10/31/1995             8,955,485             8,841,732
                 11/30/1995             9,263,351             9,229,884
                 12/31/1995             9,513,516             9,407,652
                 01/31/1996             9,656,255             9,727,888
                 02/29/1996             9,784,719             9,818,066
                 03/31/1996             9,980,549             9,912,614
                 04/30/1996            10,232,220            10,058,726
                 05/31/1996            10,397,604            10,318,140
                 06/30/1996            10,419,988            10,357,452
                 07/31/1996             9,941,075             9,899,860
                 08/31/1996            10,282,119            10,108,648
                 09/30/1996            10,636,733            10,677,563
                 10/31/1996            10,878,310            10,972,050
                 11/30/1996            11,698,210            11,801,427
                 12/31/1996            11,556,478            11,567,641
                 01/31/1997            11,812,152            12,290,387
                 02/28/1997            12,153,051            12,386,744
                 03/31/1997            11,746,786            11,877,772
                 04/30/1997            12,175,500            12,586,875
                 05/31/1997            12,938,613            13,353,165
                 06/30/1997            13,303,510            13,951,386
                 07/31/1997            14,149,548            15,061,498
                 08/31/1997            13,830,125            14,217,753
                 09/30/1997            14,693,065            14,996,459
                 10/31/1997            14,241,238            14,495,577
                 11/30/1997            14,832,089            15,166,577
                 12/31/1997            15,183,146            15,426,988
                 01/31/1998            15,242,961            15,597,610
                 02/28/1998            16,140,192            16,722,510
                 03/31/1998            16,902,461            17,578,870
                 04/30/1998            16,662,284            17,755,713
                 05/31/1998            16,552,203            17,450,492
                 06/30/1998            16,209,160            18,159,332
                 07/31/1998            15,574,494            17,965,934
                 08/31/1998            13,448,868            15,368,420
                 09/30/1998            14,436,778            16,352,921
                 10/31/1998            15,349,856            17,683,067
                 11/30/1998            16,404,968            18,754,838
                 12/31/1998            16,454,558            19,835,492
                 01/31/1999            16,098,100            20,665,012
                 02/28/1999            15,580,661            20,022,744
                 03/31/1999            15,719,974            20,823,854
                 04/30/1999            17,480,796            21,630,362
                 05/31/1999            17,863,080            21,119,669
                 06/30/1999            18,245,156            22,291,811
                 07/31/1999            17,614,402            21,595,860
                 08/31/1999            17,135,496            21,488,291
                 09/30/1999            16,586,425            20,899,948
                 10/31/1999            16,445,364            22,222,497
                 11/30/1999            15,951,651            22,674,280
                 12/31/1999            16,138,353            24,009,796


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                                                  4.1%
Steel Mfr
--------------------------------------------------------------------------------
Harris Corp.                                                                4.1%
Communications, semiconductors
--------------------------------------------------------------------------------
Deluxe Corp.                                                                4.0%
Printing, publishing & allied
--------------------------------------------------------------------------------
Morgan, J.P. & Co., Inc.                                                    3.9%
Financial services
--------------------------------------------------------------------------------
Union Planters Corp.                                                        3.9%
Financial services
--------------------------------------------------------------------------------
BFGoodrich Co.                                                              2.2%
Aerospace & performance materials
--------------------------------------------------------------------------------
Ohio Casualty Corp.                                                         2.1%
Insurance carriers
--------------------------------------------------------------------------------
Edwards (A.G.), Inc.                                                        2.1%
Financial services
--------------------------------------------------------------------------------
GATX Corp.                                                                  2.1%
Transportation services
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                      2.1%
Aerospace electronics
--------------------------------------------------------------------------------
Top Ten Total                                                              30.6%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              21.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     16.4%
--------------------------------------------------------------------------------
Energy                                                                     11.9%
--------------------------------------------------------------------------------
Utilities                                                                  10.1%
--------------------------------------------------------------------------------
Consumer Staples                                                            9.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Equity Income Fund Institutional Class shares returned -11.55%.

     The technology sector dominated the market dramatically in the third and fourth quarters, to the exclusion of virtually all other sectors, which hurt the performance of PIMCO Equity Income Fund. The Fund, which has an investment universe that focuses on dividend-yielding stocks with low fundamental valuations, had virtually no exposure to the sector and therefore did not participate in its strong returns.

     The Fund did benefit from its exposure to basic industries. For instance, Fund holding Springs Industries, a textile manufacturer, turned in a good performance during this period. It benefited from a recovery in the global economy, particularly Asia, which boosted its sales. In addition, the company's home furnishing division experienced an increase in sales due to the housing boom.

     Another positive sector for the Fund during this period was energy. The worldwide economic recovery has stimulated commerce, which in turn increased corporate demand for energy. The sector also benefited from the tightening of OPEC's oil production, which gave it greater pricing power.

     The utility industry underperformed during this period. A historically interest rate-sensitive sector, utility companies discovered that the second half of 1999 was no exception. The rise in interest rates during the third and fourth quarters, which negatively affected corporate borrowing as well as profit margins, caused investors to punish this industry.

     A disappointment for the Fund during this period was J.C. Penney. The company's stock price suffered as a result of lagging same store sales as well as a management turnaround plan that included decreasing the dividend paid by the company to common shareholders. However, the manager remains optimistic about the company, which has a relatively new e-commerce division that has already exceeded expectations.

     It should be noted that, at or around the time of the closing of the PIMCO Advisors--Allianz transaction, the day-to-day management of PIMCO Equity Income Fund will be assumed by PIMCO Equity Advisors. The Fund's philosophy of investing in dividend-paying, undervalued securities will remain in place.

20  PIMCO Funds

December 31, 1999

PIMCO Value Fund

OBJECTIVE

Long-term growth of capital and income


PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $2 billion that are undervalued relative to the market and to their industry groups


TOTAL NET ASSETS

$212.0 million


NUMBER OF SECURITIES IN THE PORTFOLIO

37 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class          S&P 500      Lipper Multi-Cap
                  (INCEP. 12/30/91) (INCEP. 8/21/97)      Index        Value Fund Average
6 month           -5.56%           -5.76%                  7.71%       -2.65%
1 year             4.30%            3.94%                 21.04%        7.78%
3 years           13.19%            --                    27.56%       13.61%
5 years           19.37%            --                    28.56%       18.48%
Inception         15.10%            7.59%                  --          --

Change in Value
$5,000,000 invested at the Fund's inception

                     PIMCO
                     Value           S&P 500
     Month            Fund             Index
==========       =========         =========
12/31/1991       5,000,000         5,000,000
01/31/1992       5,144,543         4,907,000
02/29/1992       5,318,513         4,970,791
03/31/1992       5,199,220         4,873,861
04/30/1992       5,222,775         5,017,152
05/31/1992       5,177,665         5,041,736
06/30/1992       5,067,395         4,966,715
07/31/1992       5,247,250         5,169,606
08/31/1992       5,095,741         5,063,784
09/30/1992       5,166,445         5,123,283
10/31/1992       5,199,464         5,140,958
11/30/1992       5,478,838         5,316,008
12/31/1992       5,657,265         5,381,235
01/31/1993       5,776,676         5,426,222
02/28/1993       5,839,127         5,500,182
03/31/1993       6,021,274         5,616,236
04/30/1993       5,916,309         5,480,491
05/31/1993       6,000,080         5,627,094
06/30/1993       6,041,965         5,643,582
07/31/1993       6,013,326         5,620,895
08/31/1993       6,340,080         5,834,151
09/30/1993       6,355,890         5,789,403
10/31/1993       6,576,391         5,909,186
11/30/1993       6,510,186         5,852,872
12/31/1993       6,585,324         5,923,633
01/31/1994       6,890,617         6,125,037
02/28/1994       6,778,756         5,958,803
03/31/1994       6,415,209         5,698,999
04/30/1994       6,337,376         5,772,060
05/31/1994       6,337,376         5,866,780
06/30/1994       6,191,689         5,722,985
07/31/1994       6,450,687         5,910,928
08/31/1994       6,722,772         6,153,276
09/30/1994       6,518,708         6,002,828
10/31/1994       6,588,249         6,137,712
11/30/1994       6,257,410         5,914,176
12/31/1994       6,317,178         6,001,883
01/31/1995       6,489,231         6,157,512
02/28/1995       6,779,505         6,397,470
03/31/1995       6,966,570         6,586,260
04/30/1995       7,155,132         6,780,225
05/31/1995       7,427,832         7,051,231
06/30/1995       7,557,689         7,215,031
07/31/1995       7,890,844         7,454,281
08/31/1995       7,988,826         7,472,991
09/30/1995       8,210,920         7,788,352
10/31/1995       8,234,873         7,760,547
11/30/1995       8,589,768         8,101,235
12/31/1995       8,774,957         8,257,265
01/31/1996       9,026,323         8,538,342
02/29/1996       9,224,369         8,617,492
03/31/1996       9,300,160         8,700,479
04/30/1996       9,422,631         8,828,724
05/31/1996       9,613,992         9,056,417
06/30/1996       9,572,367         9,090,922
07/31/1996       9,057,641         8,689,285
08/31/1996       9,411,035         8,872,542
09/30/1996       9,668,844         9,371,889
10/31/1996       9,807,853         9,630,365
11/30/1996      10,649,629        10,358,325
12/31/1996      10,559,934        10,153,126
01/31/1997      10,916,251        10,787,494
02/28/1997      11,102,507        10,872,067
03/31/1997      10,714,973        10,425,334
04/30/1997      11,137,719        11,047,727
05/31/1997      11,796,226        11,720,312
06/30/1997      12,097,138        12,245,382
07/31/1997      12,897,623        13,219,747
08/31/1997      12,628,072        12,479,177
09/30/1997      13,388,728        13,162,661
10/31/1997      12,716,422        12,723,028
11/30/1997      13,027,978        13,311,977
12/31/1997      13,327,284        13,540,544
01/31/1998      13,382,242        13,690,302
02/28/1998      14,179,131        14,677,647
03/31/1998      14,755,186        15,429,289
04/30/1998      14,461,368        15,584,508
05/31/1998      14,406,277        15,316,610
06/30/1998      14,438,304        15,938,771
07/31/1998      13,829,793        15,769,023
08/31/1998      11,847,523        13,489,138
09/30/1998      12,527,952        14,353,252
10/31/1998      13,639,900        15,520,746
11/30/1998      14,427,531        16,461,458
12/31/1998      14,682,095        17,409,967
01/31/1999      14,315,043        18,138,052
02/28/1999      13,790,682        17,574,322
03/31/1999      13,750,211        18,277,470
04/30/1999      15,204,256        18,985,357
05/31/1999      15,615,182        18,537,112
06/30/1999      16,214,406        19,565,922
07/31/1999      16,044,844        18,955,074
08/31/1999      15,896,477        18,860,659
09/30/1999      15,442,287        18,344,260
10/31/1999      15,474,193        19,505,085
11/30/1999      15,240,219        19,901,623
12/31/1999      15,313,324        21,073,829

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Conoco, Inc.                                                                4.4%
Petroleum refining
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                                            4.2%
Petroleum refining
--------------------------------------------------------------------------------
Westvaco Corp.                                                              4.2%
Paper & allied products
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                                                  4.2%
Steel mfr.
--------------------------------------------------------------------------------
Dana Corp.                                                                  4.0%
Mfr. components, transportation
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                       4.0%
Electric & gas
--------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                                             4.0%
Petroleum refining
--------------------------------------------------------------------------------
Morgan, J.P. & Co., Inc.                                                    4.0%
Financial services
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         3.8%
Communications
--------------------------------------------------------------------------------
GTE Corp.                                                                   3.8%
Communications
--------------------------------------------------------------------------------
Top Ten Total                                                              40.6%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Energy                                                                     16.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.5%
--------------------------------------------------------------------------------
Financial & Business Services                                              12.8%
--------------------------------------------------------------------------------
Materials & Processing                                                     12.1%
--------------------------------------------------------------------------------
Utilities                                                                   8.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Value Fund Institutional Class shares returned -5.56% for the six-month period ended December 31, 1999. These returns underperformed its Lipper Multi-Cap Value Fund Average, which returned -2.65%.

     The third and fourth quarters of 1999 proved to be an extremely difficult period for value stocks. The technology sector, a traditionally high valuation area, proved extremely popular with investors eager for high earnings growth in the face of rising interest rates. At the same time, investors eschewed the strong fundamentals offered by many lower valuation companies, which hurt the performance of the Fund. Virtually all sectors other than technology were ignored by investors during this period.

     Due, again, to the high valuations, the Fund had a relatively small exposure to the technology sector, but it was the greatest positive contributor to the Fund's performance during this period. The Fund held two lower valuation technology stocks during this period, Intel and Apple Computer, both of which make commodity technology products. Apple continued to benefit from strong sales of its popular iMac personal computer. The stock, however, was ultimately sold from the portfolio when its valuation rose higher than the manager's investment philosophy allows. Intel aided performance, as the company experienced a surge in chip sales as a result of the global economic recovery.

     J.P. Morgan, the banking and financial services company, contributed to the Fund's performance during this period. The company benefited from higher trading revenues. Investors were attracted to its low valuation, and its stock price moved higher in the fourth quarter, despite rising interest rates.

     UST produced disappointing returns for the Fund during this period. The smokeless tobacco products company was hurt by news of class action lawsuits against other tobacco companies. However, the outlook for UST is positive, as it is not the subject of any lawsuits and its fundamentals remain intact.

     It should be noted that, at or around the time of the closing of the PIMCO Advisors-Allianz transaction, the day-to-day management of PIMCO Value Fund will be assumed by PIMCO Equity Advisors. The Fund's philosophy of investing in undervalued securities will remain in place.

                                                          Semi-Annual Report  21

December 31, 1999

PIMCO Small-Cap Value Fund

OBJECTIVE

Long-term growth of capital and income


PORTFOLIO

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to the market and their industry groups


TOTAL NET ASSETS

$319.3 million


NUMBER OF SECURITIES IN THE PORTFOLIO

101 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class        Russell 2000 Lipper Small-Cap
                  (INCEP. 10/01/91) (INCEP. 11/01/95)   Index        Fund Average
6 month           -10.54%           -10.66%             10.95%        -0.39%
1 year            -6.40%             -6.68%             21.25%         6.33%
3 years            4.71%              4.44%             13.08%         7.53%
5 years           12.97%             --                 16.69%        13.68%
Inception         11.97%             10.42%             --             --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                     PIMCO
                 Small-Cap
                     Value      Russell 2000
     Month            Fund             Index
==========       =========      ============
09/30/1991       5,000,000         5,000,000
10/31/1991       5,057,765         5,132,200
11/30/1991       4,942,474         4,894,682
12/31/1991       5,307,711         5,286,354
01/31/1992       5,669,482         5,715,078
02/29/1992       5,861,326         5,881,901
03/31/1992       5,810,840         5,682,857
04/30/1992       5,692,503         5,483,332
05/31/1992       5,697,568         5,556,260
06/30/1992       5,515,246         5,295,172
07/31/1992       5,683,331         5,479,232
08/31/1992       5,596,835         5,324,279
09/30/1992       5,652,803         5,446,897
10/31/1992       5,755,927         5,618,801
11/30/1992       6,164,818         6,049,089
12/31/1992       6,302,353         6,259,658
01/31/1993       6,581,536         6,471,360
02/28/1993       6,549,919         6,322,130
03/31/1993       6,718,541         6,527,220
04/30/1993       6,541,983         6,347,787
05/31/1993       6,653,133         6,628,549
06/30/1993       6,669,012         6,669,713
07/31/1993       6,692,411         6,761,821
08/31/1993       6,915,669         7,053,797
09/30/1993       6,979,457         7,252,855
10/31/1993       7,112,529         7,439,616
11/30/1993       6,984,825         7,197,233
12/31/1993       7,174,310         7,443,163
01/31/1994       7,443,124         7,676,357
02/28/1994       7,431,872         7,648,492
03/31/1994       7,099,942         7,245,646
04/30/1994       7,124,167         7,288,612
05/31/1994       6,954,544         7,206,616
06/30/1994       6,830,154         6,963,464
07/31/1994       6,936,926         7,077,944
08/31/1994       7,215,540         7,472,185
09/30/1994       7,039,274         7,446,854
10/31/1994       6,908,581         7,416,769
11/30/1994       6,748,316         7,117,058
12/31/1994       6,909,938         7,307,581
01/31/1995       6,947,635         7,215,286
02/28/1995       7,258,630         7,515,659
03/31/1995       7,302,170         7,644,477
04/30/1995       7,472,713         7,814,337
05/31/1995       7,654,211         7,948,666
06/30/1995       7,898,295         8,361,043
07/31/1995       8,291,107         8,842,639
08/31/1995       8,454,664         9,025,593
09/30/1995       8,618,222         9,186,790
10/31/1995       8,281,407         8,775,957
11/30/1995       8,622,778         9,144,635
12/31/1995       8,669,760         9,385,870
01/31/1996       8,629,498         9,375,733
02/29/1996       8,817,388         9,667,975
03/31/1996       9,086,486         9,864,718
04/30/1996       9,396,789        10,392,185
05/31/1996       9,700,346        10,801,741
06/30/1996       9,635,021        10,358,221
07/31/1996       9,105,773         9,453,534
08/31/1996       9,540,028        10,002,407
09/30/1996       9,831,792        10,393,301
10/31/1996      10,021,779        10,233,140
11/30/1996      10,686,731        10,654,745
12/31/1996      11,072,978        10,934,006
01/31/1997      11,435,630        11,152,467
02/28/1997      11,483,984        10,882,020
03/31/1997      11,048,801        10,368,498
04/30/1997      11,161,626        10,397,426
05/31/1997      12,120,640        11,554,139
06/30/1997      12,717,001        12,049,350
07/31/1997      13,369,775        12,610,006
08/31/1997      13,732,427        12,898,775
09/30/1997      14,739,794        13,842,965
10/31/1997      14,489,967        13,235,259
11/30/1997      14,659,205        13,149,230
12/31/1997      14,950,861        13,379,342
01/31/1998      14,696,739        13,167,948
02/28/1998      15,620,050        14,142,376
03/31/1998      16,238,414        14,725,042
04/30/1998      16,187,590        14,806,472
05/31/1998      15,450,635        14,008,403
06/30/1998      14,976,274        14,037,820
07/31/1998      13,892,018        12,900,757
08/31/1998      11,850,569        10,395,430
09/30/1998      12,189,399        11,209,392
10/31/1998      12,672,231        11,666,735
11/30/1998      13,112,710        12,278,072
12/31/1998      13,581,889        13,038,085
01/31/1999      13,050,655        13,211,491
02/28/1999      12,386,612        12,141,361
03/31/1999      12,209,534        12,330,766
04/30/1999      13,254,295        13,435,602
05/31/1999      13,705,844        13,631,762
06/30/1999      14,210,516        14,247,918
07/31/1999      14,033,438        13,857,525
08/31/1999      13,528,766        13,344,797
09/30/1999      12,944,408        13,347,465
10/31/1999      12,873,577        13,400,855
11/30/1999      12,776,184        14,200,886
12/31/1999      12,712,411        15,808,427

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/01/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
UST Corp.                                                                   1.3%
Tobacco products
--------------------------------------------------------------------------------
Raymond James Financial, Inc.                                               1.2%
Financial services
--------------------------------------------------------------------------------
Arthur J. Gallagher & Co.                                                   1.1%
Insurance
--------------------------------------------------------------------------------
C&D Technologies, Inc.                                                      1.1%
Telecomm. & computer equip
--------------------------------------------------------------------------------
Intermet Corp.                                                              1.1%
Mfr. metal co
--------------------------------------------------------------------------------
Arrow International, Inc.                                                   1.1%
Electronics
--------------------------------------------------------------------------------
Hanna (M.A.) Co.                                                            1.1%
Rubber materials mfr.
--------------------------------------------------------------------------------
CMP Group, Inc.                                                             1.1%
Electric energy supplier
--------------------------------------------------------------------------------
Shurgard Storage Centers, Inc.                                              1.1%
Self storage centers
--------------------------------------------------------------------------------
Rollins Truck Leasing Co.                                                   1.1%
Truck leasing co
--------------------------------------------------------------------------------
Top Ten Total                                                              11.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              25.6%
--------------------------------------------------------------------------------
Capital Goods                                                              13.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.0%
--------------------------------------------------------------------------------
Utilities                                                                  10.1%
--------------------------------------------------------------------------------
Materials & Processing                                                      9.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Small-Cap Value Fund posted a return of -10.54% for Institutional Class shares.

     This six-month period proved to be a very difficult one for value investing. The technology sector dominated the market dramatically in the third and fourth quarters to the exclusion of virtually all other sectors, which hurt the performance of PIMCO Small-Cap Value Fund. The Fund, which has an investment universe that focuses on small-capitalization, dividend-yielding stocks with low fundamental valuations, had virtually no exposure to the technology sector and therefore did not participate in its strong returns.

     The Fund's exposure to basic industries helped its performance during this period. The sector benefited from the recovery in the global economy, particularly in Asia, which stimulated demand for basic materials. For instance, Gleason Industries, a maker of machine tools, experienced an increase in sales in the second half of 1999. In addition, its stock price surged in the fourth quarter on news of a buyout offer at an approximately 31% premium--a sign that investors had undervalued the stock in the market.

     Dallas Semiconductor, the only technology holding in the Fund, aided performance during this period. The low valuation technology company makes semiconductor chips for a variety of applications. It benefited from the strong revival in the semiconductor industry, fueled by the global economic recovery, as well as general investor interest in technology issues.

     Another company that contributed to the Fund's performance was Jostens, a maker of school yearbooks and class rings. This company experienced a dramatic rise in its stock price when it announced it would be purchased by another company, which was attracted to its low valuation and strong fundamentals.

     The financial services sector was a disappointment for the Fund. In particular, BankAtlantic suffered during 1999. The company, like many other regional banks, saw its stock price punished by investors in a climate of rising interest rates--despite its solid fundamentals.

     Looking ahead, the manager is optimistic that the market will broaden and that investors will once again find lower valuation companies with strong fundamentals attractive. The manager remains committed to its low valuation, high dividend-yielding investment criteria, which should bode well for the Fund over the long term.


22  PIMCO Funds

December 31, 1999

PIMCO Enhanced Equity Fund

OBJECTIVE

Total return which equals or exceeds that of the S&P 500 Index


PORTFOLIO

Common stocks represented in the S&P 500 Index with market capitalizations of more than $5 billion


TOTAL NET ASSETS

$70.7 million


NUMBER OF SECURITIES IN THE PORTFOLIO

199 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class       S&P 500   Lipper Large-Cap
                  (INCEP. 2/11/91)  (INCEP. 8/21/97)   Index     Core Fund Average
6 month            5.98%             6.09%              7.71%     9.94%
1 year            17.49%            17.40%             21.04%    22.31%
3 years           24.82%            --                 27.56%    24.78%
5 years           25.93%            --                 28.56%    25.53%
Inception         17.39%            20.24%             --        --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [CHART]

                                        PIMCO
                                     Enhanced               S&P 500
                      Month       Equity Fund                 Index
                 ==========       ===========             =========
                 02/28/1991         5,000,000             5,000,000
                 03/31/1991         5,144,566             5,121,000
                 04/30/1991         5,115,155             5,133,290
                 05/31/1991         5,300,523             5,355,049
                 06/30/1991         5,075,075             5,109,787
                 07/31/1991         5,333,939             5,347,903
                 08/31/1991         5,480,005             5,474,649
                 09/30/1991         5,419,564             5,383,222
                 10/31/1991         5,465,540             5,455,357
                 11/30/1991         5,283,355             5,235,506
                 12/31/1991         5,952,777             5,834,448
                 01/31/1992         5,802,938             5,725,928
                 02/29/1992         5,823,246             5,800,365
                 03/31/1992         5,655,707             5,687,258
                 04/30/1992         5,745,137             5,854,463
                 05/31/1992         5,780,821             5,883,150
                 06/30/1992         5,689,062             5,795,608
                 07/31/1992         5,951,493             6,032,359
                 08/31/1992         5,890,137             5,908,877
                 09/30/1992         6,002,622             5,978,306
                 10/31/1992         6,088,490             5,998,931
                 11/30/1992         6,269,695             6,203,195
                 12/31/1992         6,345,501             6,279,308
                 01/31/1993         6,344,518             6,331,803
                 02/28/1993         6,386,122             6,418,105
                 03/31/1993         6,490,130             6,553,528
                 04/30/1993         6,278,351             6,395,129
                 05/31/1993         6,424,602             6,566,198
                 06/30/1993         6,393,262             6,585,437
                 07/31/1993         6,319,865             6,558,964
                 08/31/1993         6,550,824             6,807,811
                 09/30/1993         6,472,088             6,755,595
                 10/31/1993         6,590,333             6,895,368
                 11/30/1993         6,519,411             6,829,656
                 12/31/1993         6,581,173             6,912,226
                 01/31/1994         6,709,580             7,147,242
                 02/28/1994         6,566,472             6,953,266
                 03/31/1994         6,296,768             6,650,103
                 04/30/1994         6,377,723             6,735,358
                 05/31/1994         6,460,694             6,845,885
                 06/30/1994         6,300,283             6,678,092
                 07/31/1994         6,508,397             6,897,400
                 08/31/1994         6,786,534             7,180,194
                 09/30/1994         6,586,276             7,004,638
                 10/31/1994         6,707,298             7,162,032
                 11/30/1994         6,489,129             6,901,191
                 12/31/1994         6,549,132             7,003,536
                 01/31/1995         6,755,489             7,185,137
                 02/28/1995         6,989,421             7,465,142
                 03/31/1995         7,143,473             7,685,438
                 04/30/1995         7,302,946             7,911,774
                 05/31/1995         7,589,561             8,228,008
                 06/30/1995         7,772,994             8,419,145
                 07/31/1995         8,015,780             8,698,323
                 08/31/1995         8,056,089             8,720,156
                 09/30/1995         8,395,839             9,088,147
                 10/31/1995         8,352,166             9,055,702
                 11/30/1995         8,681,857             9,453,247
                 12/31/1995         8,803,247             9,635,317
                 01/31/1996         9,059,190             9,963,303
                 02/29/1996         9,094,903            10,055,663
                 03/31/1996         9,156,282            10,152,499
                 04/30/1996         9,281,710            10,302,147
                 05/31/1996         9,490,758            10,567,839
                 06/30/1996         9,538,857            10,608,103
                 07/31/1996         9,083,198            10,139,437
                 08/31/1996         9,305,032            10,353,277
                 09/30/1996         9,838,632            10,935,960
                 10/31/1996        10,114,426            11,237,574
                 11/30/1996        10,863,864            12,087,022
                 12/31/1996        10,664,922            11,847,578
                 01/31/1997        11,388,613            12,587,815
                 02/28/1997        11,480,027            12,686,503
                 03/31/1997        10,969,634            12,165,215
                 04/30/1997        11,441,938            12,891,478
                 05/31/1997        12,089,451            13,676,311
                 06/30/1997        12,538,901            14,289,010
                 07/31/1997        13,712,042            15,425,986
                 08/31/1997        12,942,644            14,561,822
                 09/30/1997        13,742,514            15,359,373
                 10/31/1997        13,194,032            14,846,370
                 11/30/1997        13,750,131            15,533,609
                 12/31/1997        13,954,567            15,800,321
                 01/31/1998        14,164,608            15,975,072
                 02/28/1998        15,241,065            17,127,195
                 03/31/1998        16,068,100            18,004,278
                 04/30/1998        16,186,248            18,185,401
                 05/31/1998        15,910,569            17,872,794
                 06/30/1998        16,593,201            18,598,787
                 07/31/1998        16,278,140            18,400,710
                 08/31/1998        13,692,016            15,740,336
                 09/30/1998        14,414,031            16,748,661
                 10/31/1998        15,687,401            18,110,998
                 11/30/1998        16,606,329            19,208,705
                 12/31/1998        17,653,581            20,315,511
                 01/31/1999        18,363,348            21,165,105
                 02/28/1999        17,653,581            20,507,294
                 03/31/1999        18,242,537            21,327,791
                 04/30/1999        18,937,203            22,153,816
                 05/31/1999        18,408,652            21,630,765
                 06/30/1999        19,571,463            22,831,272
                 07/31/1999        18,922,101            22,118,480
                 08/31/1999        18,801,290            22,008,308
                 09/30/1999        18,242,537            21,405,727
                 10/31/1999        19,224,130            22,760,281
                 11/30/1999        19,480,854            23,222,998
                 12/31/1999        20,741,274            24,590,833

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/01/91, the first full month following the Fund's Institutional Class inception on 2/11/91, compared to the S&P 500 Index, an unmanaged market index.
The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                             5.7%
Computer services
--------------------------------------------------------------------------------
General Electric Co.                                                        4.1%
Electronics
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.0%
Electronics
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   2.4%
Communications
--------------------------------------------------------------------------------
Exxon Corp.                                                                 2.3%
Petroleum refining
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                      2.3%
Mkt. networked workstations
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       2.2%
General merchandise stores
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.2%
Internet networking
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.7%
Business machines manufacturer
--------------------------------------------------------------------------------
AT&T Corp.                                                                  1.6%
Telecom svcs./business sys.
--------------------------------------------------------------------------------
Top Ten Total                                                              27.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 27.5%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.4%
--------------------------------------------------------------------------------
Communications                                                             10.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      9.6%
--------------------------------------------------------------------------------
Health Care                                                                 8.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Enhanced Equity Fund Institutional Class shares returned 5.98%.

     The second half of 1999 was a difficult time for fundamentally-oriented investment strategies, such as the one used to manage this Fund. The second half of the year continued a trend seen in the first six months of 1999, as expensive growth stocks rose to record high levels while inexpensive value stocks remained flat or declined, which resulted in an exceptionally narrow market for most of the year.

     The technology sector drove the market in the second half of the year, as investors with high growth expectations focused on this area. A narrow group of Internet- and wireless telecommunications-related issues turned in an extraordinary performance during this period. For instance, Fund holding and Internet search engine Yahoo! experienced enormous price appreciation during the fourth quarter as a result of its inclusion in the S&P 500 Index, which many investors interpreted as validation of the young company's formidable stature among the corporate establishment. In addition, the company benefited from general investor enthusiasm for Internet issues.

     Another standout performer in technology was Sun Microsystems, a top ten holding in the Fund. The company, a leading supplier of enterprise network computing products, benefited from the dramatic rise in corporate demand for networking solutions. The company is poised to maintain its strong performance going forward as companies' needs in the area of computer networking continue to grow.

     The financial services sector also contributed to the Fund's performance during this period. Despite a rising interest rate environment, the Fund benefited from its exposure to this area because of strong individual stock selection. In particular, Morgan Stanley Dean Witter performed extremely well. The company experienced strong earnings growth in the second half of the year, benefiting from an increase in equity underwriting and merger activity. The company also benefited from dynamic growth in its global business.

     A disappointment for the Fund was SBC Communications. This company, one of the "Baby Bells" created by the government break-up of AT&T in 1984, suffered as a result of pricing pressure, which arose from an increase in competition, as well as slower subscription growth than the industry average. However, the outlook remains positive for this company, as SBC's wireless business has strong growth potential over the long term. Looking ahead, the manager is optimistic that the market will broaden and become more concerned with fundamentals, and that the Fund will resume its outperformance in this environment.

                                                          Semi-Annual Report  23

December 31, 1999

PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital


PORTFOLIO

Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.


TOTAL NET ASSETS

$56.8 million


NUMBER OF SECURITIES IN THE PORTFOLIO

241 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                 Inst'l Class       Admin. Class      S&P 500    Lipper Large-Cap
                 (INCEP. 7/02/99)   (INCEP. 9/30/98)  Index      Core Fund Average
--------------------------------------------------------------------------------
6 month          --                  6.72%             7.71%      9.94%
1 year           --                 17.66%            21.04%     22.31%
Inception        5.26%              33.29%            --         --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [CHART]


                  Tax-Efficient
                    Equity Fund          S&P 500 Index
09/30/1998            5,000,000              5,000,000
10/31/1998            5,468,208              5,406,700
11/30/1998            5,745,665              5,734,400
12/31/1998            6,089,290              6,064,816
01/31/1999            6,291,688              6,318,447
02/28/1999            6,077,725              6,122,070
03/31/1999            6,303,254              6,367,014
04/30/1999            6,534,566              6,613,608
05/31/1999            6,343,733              6,457,461
06/30/1999            6,713,833              6,815,850
07/31/1999            6,505,652              6,603,059
08/31/1999            6,436,258              6,570,169
09/30/1999            6,222,295              6,390,280
10/31/1999            6,592,394              6,794,657
11/30/1999            6,708,050              6,932,792
12/31/1999            7,164,891              7,341,134

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/98, the first full month following the Fund's Administrative Class inception on 9/30/98, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                             5.0%
Computer services
--------------------------------------------------------------------------------
General Electric Co.                                                        4.1%
Electronics
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         3.0%
Internet networking
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.7%
Electronics, computer components
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       2.5%
Retail
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   2.2%
Communications & software
--------------------------------------------------------------------------------
SBC Communications, Inc.                                                    2.0%
Communications
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             1.8%
Financial services
--------------------------------------------------------------------------------
Oracle Corp.                                                                1.7%
Software
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.6%
Business machines mfr.
--------------------------------------------------------------------------------
Top Ten Total                                                              26.6%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 27.9%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     10.3%
--------------------------------------------------------------------------------
Health Care                                                                10.0%
--------------------------------------------------------------------------------
Communications                                                              9.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               99.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Tax-Efficient Equity Fund turned in a solid performance for the six-month period ended December 31, 1999. Its Institutional Class shares returned 7.08%, closely tracking the returns of the S&P 500 Index for the same period.

     High earnings growth expectations drove the market for much of the past six months. As a result, the high-growth technology sector overwhelmingly outperformed all other sectors. In particular, software, Internet and wireless telecommunications all saw explosive growth during this period. For instance, Internet search engine Yahoo! experienced enormous price appreciation during the fourth quarter as a result of its inclusion in the S&P 500 Index, which many investors interpreted as validation of the young company's formidable stature among the corporate establishment.

     One standout for the Fund was Oracle, the database software management company. It benefited from increased demand for e-commerce database management applications, for which it makes software. Oracle also saw its stock price rise as a result of the deal it signed in November to sell Ford Motor Company supply chain management software. The outlook remains positive for this company, as many Wall Street analysts are predicting similar deals for the company in the coming year.

     Another standout for the Fund was Qualcomm, a digital wireless telecom company. The company experienced increased revenues from royalties received through the licensing of its Code Division Multiple Access (CDMA) technology. The firm also benefited from the sale of its cell phone handset division, which was not profitable. The company should continue to see an increase in revenues going forward as more cell phone handset makers utilize CDMA technology in their products.

     In keeping with its tax-efficient philosophy, the Fund did not pay a capital gain for the second year in a row. Using tax management strategies, the manager was able to use aggregated losses to offset capital gains.

     Looking ahead, the manager remains cautiously optimistic about the market's prospects in the near term. The manager intends to maintain its disciplined, long-term approach to stock selection based on fundamental valuations and the principles of portfolio diversification, tax management and risk control, which should bode well for the Fund in any economic climate.

24  PIMCO Funds

December 31, 1999

PIMCO Structured Emerging Markets Fund

OBJECTIVE

Long-term growth of capital


PORTFOLIO

Common stocks of companies located in, or whose business relates to emerging markets


TOTAL NET ASSETS

$56.1 million


NUMBER OF SECURITIES IN THE PORTFOLIO

374 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

             Inst'l Class          IFC Investable     Lipper Emerging Mkts.
             (INCEP. 6/30/98)      Composite Index    Fund Average
--------------------------------------------------------------------------------
6 month      18.73%                21.75%             27.00%
1 year       65.04%                66.79%             70.77%
Inception    32.91%                --                  --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [CHART]


                    PIMCO
               Structured
                 Emerging         IFC Investable
                  Markets              Composite
     Month           Fund                  Index
==========      =========          =============
06/30/1998      5,000,000              5,000,000
07/31/1998      5,110,000              5,199,590
08/31/1998      3,870,000              3,737,595
09/30/1998      3,970,000              3,914,989
10/31/1998      4,350,000              4,364,821
11/30/1998      4,700,000              4,693,492
12/31/1998      4,647,944              4,621,682
01/31/1999      4,564,852              4,508,451
02/28/1999      4,580,432              4,588,701
03/31/1999      4,917,992              5,117,778
04/30/1999      5,707,364              5,814,820
05/31/1999      5,873,547              5,709,572
06/30/1999      6,460,383              6,331,344
07/31/1999      6,335,745              6,238,906
08/31/1999      6,346,132              6,305,663
09/30/1999      6,226,687              6,130,365
10/31/1999      6,335,745              6,237,033
11/30/1999      6,735,624              6,797,743
12/31/1999      7,670,735              7,708,640

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Brazil/Petroleo Brasileiro SA                                               2.3%
--------------------------------------------------------------------------------
Brazil/Telecomunicacoes Brasileiras SA SP - ADR                             1.4%
--------------------------------------------------------------------------------
China/China Telecom Ltd.                                                    1.3%
--------------------------------------------------------------------------------
Taiwan/Taiwan Fund, Inc.                                                    1.2%
--------------------------------------------------------------------------------
Taiwan/R.O.C. Taiwan Fund                                                   1.2%
--------------------------------------------------------------------------------
Russia/Unified Energy System SP-ADR                                         1.2%
--------------------------------------------------------------------------------
Russia/Samson                                                               1.2%
--------------------------------------------------------------------------------
Turkey/Turk Hava Yollari Anonim Ortakligi                                   1.1%
--------------------------------------------------------------------------------
Baltic Nations/Baltic Fund 'A'                                              1.0%
--------------------------------------------------------------------------------
Israel/Bezek Israeli Telecommunication Corp. Ltd.                           1.0%
--------------------------------------------------------------------------------
Top Ten Total                                                              12.9%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Turkey                                                                      6.4%
--------------------------------------------------------------------------------
Brazil                                                                      6.1%
--------------------------------------------------------------------------------
Mexico                                                                      5.8%
--------------------------------------------------------------------------------
South Korea                                                                 5.5%
--------------------------------------------------------------------------------
Russia                                                                      4.9%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Asia                                                                       42.8%
--------------------------------------------------------------------------------
Latin America                                                              19.1%
--------------------------------------------------------------------------------
Europe                                                                     19.9%
--------------------------------------------------------------------------------
Africa                                                                     17.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Structured Emerging Markets Fund Institutional Class shares returned 18.73% for the six-month period ended December 31, 1999.

     The technology sector turned in a strong performance for the Fund. In particular, top ten holding China Telecom experienced exceptional stock price appreciation during the second half of 1999 due to the Chinese government's secondary offering of stock in the company. The outlook for China Telecom remains positive as China is slated to join the World Trade Organization, which should boost its economy and further increase demand for cellular phones.

     Another standout in the area of telecommunications was Telecomunicacoes Brasileiras, another top ten holding in the Fund. The company, a leading provider of telecommunications services, benefited from the improving economy, which stimulated dramatic growth in cellular and wireline phone use. In addition, the company's stock price rose as a result of general investor interest in telecommunications, an area of high earnings growth potential.

     The Fund's geographic exposure to Turkey also aided its performance, as the Turkish stock market surged during this period as a result of a decrease in interest rates. In particular, Netas, a Turkish telecom company, turned in a strong performance. The company benefited from the anticipated sale of two additional cellular phone licenses by the Turkish government, which stimulated investor enthusiasm for this area.

     The Fund's performance also received a boost from Matav-Cable Systems Media, an operator and provider of broadband Cable Television (CATV) services in Israel. The company benefited from having a significant market share of cable TV subscriptions as well as ownership of virtually all of the CATV infrastructure in the country. The outlook for the company remains positive, as cable television subscriptions in Israel should continue to grow, and Matav appears poised to gain an even larger market share.

     One disappointment for the Fund during this period was Ashanti Goldfields, a Ghanaian gold mining company. The company was hurt by management's decision to hedge against drops in the price of gold by borrowing gold and selling forward. When gold prices soared in September and October, the company suffered financial problems.

     Looking ahead, the manager remains guarded about the prospects for emerging markets, given expectations of further rate increases by the Federal Reserve and other central banks. However, the manager is encouraged that, despite realizing record gains, emerging markets still offer a price-to-earnings ratio nearly half that of developed markets with higher expected earnings growth than these developed markets.

                                                          Semi-Annual Report  25

December 31, 1999

PIMCO Tax-Efficient Structured Emerging Markets Fund

OBJECTIVE

Maximum after-tax growth of capital


PORTFOLIO

Common stocks of companies located in, or whose business relates to emerging markets


TOTAL NET ASSETS

$96.9 million


NUMBER OF SECURITIES IN THE PORTFOLIO

368 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/99

                Inst'l Class      IFC Investable     Lipper Emerging Mkts.
                (INCEP. 6/30/98)  Composite Index    Fund Average
6 month         22.45%            21.75%             27.00%
1 year          72.61%            66.79%             70.77%
Inception       38.58%            --                 --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [CHART]

                           PIMCO
                   Tax-Efficient
                      Structured         IFC Investable
                Emerging Markets              Composite
     Month                  Fund                  Index
==========      ================         ==============
06/30/1998             5,000,000              5,000,000
07/31/1998             5,100,000              5,199,590
08/31/1998             3,835,000              3,737,595
09/30/1998             3,970,000              3,914,989
10/31/1998             4,385,000              4,364,821
11/30/1998             4,770,000              4,693,492
12/31/1998             4,731,710              4,621,682
01/31/1999             4,636,069              4,508,451
02/28/1999             4,681,372              4,588,701
03/31/1999             5,023,666              5,117,778
04/30/1999             5,854,232              5,814,820
05/31/1999             6,045,514              5,709,572
06/30/1999             6,669,697              6,331,344
07/31/1999             6,709,967              6,238,906
08/31/1999             6,709,967              6,305,663
09/30/1999             6,599,225              6,130,365
10/31/1999             6,715,001              6,237,033
11/30/1999             7,163,003              6,797,743
12/31/1999             8,167,343              7,708,640

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
South Korea/Trigem Computer, Inc.                                           4.3%
--------------------------------------------------------------------------------
Brazil/Telecomunicacoes                                                     2.9%
Brasileiras SA SP - ADR
--------------------------------------------------------------------------------
Brazil/Petroleo Brasileiro SA                                               2.7%
--------------------------------------------------------------------------------
India/The India Fund, Inc.                                                  1.8%
--------------------------------------------------------------------------------
China/China Telecom Ltd.                                                    1.4%
--------------------------------------------------------------------------------
Turkey/Dogan Sirketler Grubu                                                1.2%
Holding AS
--------------------------------------------------------------------------------
Indonesia/PT Hanjaya Mandala                                                1.1%
Sampoerna
--------------------------------------------------------------------------------
Indonesia/PT Astra International, Inc.                                      1.1%
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt.                                               1.1%
SP - ADR
--------------------------------------------------------------------------------
Taiwan/Taiwan Fund, Inc.                                                    1.0%
--------------------------------------------------------------------------------
Top Ten Total                                                              18.6%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Brazil                                                                      7.0%
--------------------------------------------------------------------------------
South Korea                                                                 7.0%
--------------------------------------------------------------------------------
Turkey                                                                      6.6%
--------------------------------------------------------------------------------
Mexico                                                                      4.7%
--------------------------------------------------------------------------------
Thailand                                                                    4.6%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Asia                                                                       38.0%
--------------------------------------------------------------------------------
Latin America                                                              31.3%
--------------------------------------------------------------------------------
Europe                                                                     18.5%
--------------------------------------------------------------------------------
Africa                                                                     10.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Tax-Efficient Structured Emerging Markets Fund Institutional Class shares posted a return of 22.45% for the six-month period ended December 31, 1999.

     The technology sector turned in a strong performance for the Fund. In particular, top ten holding China Telecom experienced exceptional stock price appreciation during the second half of 1999 due to the Chinese government's secondary offering of stock in the company. The outlook for China Telecom remains positive as China is slated to join the World Trade Organization, which should boost its economy and further increase demand for cellular phones.

     Another standout in the area of telecommunications was Telecomunicacoes Brasileiras, another top ten holding in the Fund. The company, a leading provider of telecommunications services, benefited from the improving economy, which stimulated dramatic growth in cellular and wireline phone use. In addition, the company's stock price rose as a result of general investor interest in telecommunications, an area of high earnings growth potential.

     The Fund's geographic exposure to Turkey also aided its performance, as the Turkish stock market surged during this period as a result of a decrease in interest rates. In particular, Netas, a Turkish telecom company, turned in a strong performance. The company benefited from the anticipated sale of two additional cellular phone licenses by the Turkish government, which stimulated investor enthusiasm for this area.

     One disappointment for the Fund during this period was Ashanti Goldfields, a Ghanaian gold mining company. The company was hurt by management's decision to hedge against drops in the price of gold by borrowing gold and selling forward. When gold prices soared in September and October, the company suffered financial problems.

     Looking ahead, the manager remains guarded about the prospects for emerging markets, given expectations of further rate increases by the Federal Reserve and other central banks. However, the manager is encouraged that, despite realizing record gains, emerging markets still offer a price-to-earnings ratio nearly half that of developed markets with higher expected earnings growth than these developed markets. The manager intends to maintain its disciplined, long-term approach to stock selection based on fundamental valuations and the principles of portfolio diversification, tax management and risk control, which should bode well for the Fund in any economic climate.

26  PIMCO Funds

December 31, 1999

PIMCO International Fund

OBJECTIVE

Capital appreciation; income is incidental

PORTFOLIO

Primarily common stocks of foreign (non-U.S.) issuers with market capitalizations of more than $500 million

TOTAL NET ASSETS

$153.7 million

NUMBER OF SECURITIES IN THE PORTFOLIO

289 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management (an independent sub-adviser not owned by PIMCO Advisors L.P.)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------
Average Annual Total Return         For periods ended 12/31/99

                  Inst'l Class      Admin. Class          MSCI         Lipper International
                  (INCEP. 9/30/98)  (INCEP. 9/30/98)      EAFE Index   Fund Average
-------------------------------------------------------------------------------------------
6 month           21.91%            21.76%                22.29%       30.84%
1 year            28.32%            27.96%                27.31%       40.81%
Inception         38.27%            37.60%                --           --

Change in Value
$5,000,000 invested at the Fund's inception

                                    [CHART]

                                        PIMCO                  MSCI
                                International                  EAFE
                      Month              Fund                 Index
         ==================     =============         =============
                 09/30/1998         5,000,000             5,000,000
                 10/31/1998         5,377,268             5,522,500
                 11/30/1998         5,692,455             5,806,909
                 12/31/1998         5,846,447             6,037,443
                 01/31/1999         5,851,743             6,021,142
                 02/28/1999         5,687,576             5,879,043
                 03/31/1999         5,931,178             6,125,963
                 04/30/1999         6,153,597             6,375,289
                 05/31/1999         5,925,882             6,048,237
                 06/30/1999         6,153,597             6,285,328
                 07/31/1999         6,280,694             6,473,888
                 08/31/1999         6,211,850             6,499,136
                 09/30/1999         6,158,893             6,566,077
                 10/31/1999         6,381,312             6,813,618
                 11/30/1999         6,635,506             7,052,095
                 12/31/1999         7,501,950             7,686,078

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/98, the first full month following the Fund's Institutional Class inception on 9/30/98, compared to the Morgan Stanley Capital International (MSCI) EAFE Index, (Europe, Australasia, Far East), an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/98.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
United Kingdom/WEBS Index Fund                                              3.3%
--------------------------------------------------------------------------------
Germany/Deutsche Telekom AG                                                 2.7%
--------------------------------------------------------------------------------
Sweden/MSCI Sweden Opal Series B                                            2.5%
--------------------------------------------------------------------------------
Finland/Nokia OYJ                                                           2.3%
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt                                                2.0%
--------------------------------------------------------------------------------
France/France Telecom SA                                                    1.7%
--------------------------------------------------------------------------------
Japan/Murata Manufacturing Co.                                              1.7%
--------------------------------------------------------------------------------
Turkey/Turkiye Is Bankasi 'C'                                               1.5%
--------------------------------------------------------------------------------
Japan/Toyota Motor Corp.                                                    1.4%
--------------------------------------------------------------------------------
Japan/Nippon Telegraph & Telephone                                          1.4%
--------------------------------------------------------------------------------
Top Ten Total                                                              20.5%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      18.2%
--------------------------------------------------------------------------------
Germany                                                                    13.3%
--------------------------------------------------------------------------------
France                                                                     10.9%
--------------------------------------------------------------------------------
Switzerland                                                                 5.1%
--------------------------------------------------------------------------------
Turkey                                                                      5.1%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Europe                                                                     58.1%
--------------------------------------------------------------------------------
Asia                                                                       30.8%
--------------------------------------------------------------------------------
Latin America                                                               6.1%
--------------------------------------------------------------------------------
Australia                                                                   1.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO International Fund posted a return of 21.91% for Institutional Class shares. These returns outperformed the MSCI EAFE Index, which returned 22.29% for the same period.

     Exposure to Europe positively contributed to the Fund's performance during this period, as economic growth in this region was strong. Germany, a country in which the Fund is overweight, experienced a significant recovery in its economy in 1999 after having flirted with recession in 1998. In particular, top ten holding Deutsche Telekom, the German telecommunications company, benefited from the explosive growth in cell phone handset subscriptions as well as infrastructure buildout.

     Nokia, the Finnish cell phone handset maker, also greatly contributed to the Fund's performance during this period. The company, which is now the largest capitalized stock in Europe, benefited from an increase in first-time cell phone subscriptions, stimulated by the introduction of affordable `one rate' plans. The company's performance was also boosted by shorter upgrade cycles for cell phone handsets, which resulted from technological advances such as longer battery life and the switch from analog to digital technology.

     Another geographical area of strength for the Fund was Asia. The Asian economy's recovery accelerated during this period, as the private sector joined the government in its economic intervention efforts. Toyota, a large holding in the Fund, was a beneficiary of this recovery. The largest automaker in Japan, Toyota saw its sales increase both domestically and internationally. In particular, the company's luxury car division, Lexus, experienced a surge in its U.S. sales due to a strong domestic economy and high consumer confidence.

     One disappointment for the Fund in the latter half of 1999 was Bank of Ireland. A leading financial services company, the Bank of Ireland had turned in a strong performance in 1998 as the result of a strong domestic economy. However, despite an increase in profits, the company's stock price was pulled down by Ireland's disappointing economy during this period.

     Looking ahead, the manager believes that the global economic recovery will continue. The manager is optimistic that the Fund is well positioned to benefit from this positive climate, which should enable it to continue its strong performance.

                                                          Semi-Annual Report  27

Financial Highlights -
Institutional and Administrative Classes


                                    Net Asset                    Net Realized/    Total         Dividends    Dividends in
                                    Value                        Unrealized       Income from   from Net     Excess of Net
Selected Per Share Data for the     Beginning   Net Investment   Gain (Loss) on   Investment    Investment   Investment
Year or Period Ended:               of Period   Income (Loss)    Investments      Operations    Income       Income
                                    ---------   --------------   --------------   -----------   -----------  --------------
Renaissance Fund

Institutional Class
12/31/1999 (a)                      $ 18.23     $  0.02 (b)      $ (0.52)(b)      $ (0.50)      $  0.00      $  0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1999                            19.07        0.06 (b)         1.43 (b)         1.49          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
12/30/1997-06/30/1998                 16.73        0.05             2.29             2.34          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
Administrative Class
12/31/1999 (a)                        18.18        0.01 (b)        (0.48)(b)        (0.47)         0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
08/31/1998-06/30/1999                 15.37        0.02 (b)         5.12 (b)         5.14          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------

Growth Fund

Institutional Class
12/31/1999 (a)                      $ 31.24     $ (0.07)(b)      $  8.99 (b)      $  8.92       $  0.00      $  0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
03/31/1999-06/30/1999                 31.27       (0.01)           (0.02)           (0.03)         0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
Administrative Class
12/31/1999 (a)                        31.23       (0.10)(b)         8.96 (b)         8.86          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
03/31/1999-06/30/1999                 31.27       (0.04)            0.00            (0.04)         0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------

Core Equity Fund

Institutional Class
12/31/1999 (a)                      $ 24.86     $  0.08 (b)       $ 1.92 (b)      $  2.00       $ (0.02)     $  0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1999                            20.39       (0.04)(b)         5.24 (b)         5.20          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1998                            15.55        0.03 (b)         6.11 (b)         6.14          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1997                            13.55        0.03 (b)         2.78 (b)         2.81         (0.02)        0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
11/01/1995-06/30/1996                 12.72        0.51             0.65             1.16         (0.04)       (0.01)
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
12/28/1994-10/31/1995                 10.00        0.07             2.71             2.78         (0.06)        0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
Administrative Class
12/31/1999 (a)                        24.67        0.00 (b)         1.89 (b)         1.89         (0.03)        0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1999                            20.32       (0.03)(b)         5.11 (b)         5.08          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1998                            15.53       (0.01)(b)         6.10 (b)         6.09          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1997                            13.56        0.00 (b)         2.77 (b)         2.77         (0.01)        0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
11/01/1995-06/30/1996                 12.73        0.49             0.65             1.14         (0.02)       (0.01)
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
05/31/1999-10/31/1995                 11.45        0.02             1.28             1.30         (0.02)        0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------

Target Fund

Institutional Class
12/31/1999 (a)                      $ 17.74     $ (0.06)(b)      $  8.88 (b)      $  8.82       $  0.00      $  0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
03/31/1999-06/30/1999                 16.34       (0.02)(b)         1.42 (b)         1.40          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
Administrative Class
12/31/1999 (a)                        17.73       (0.08)(b)         8.89 (b)         8.81          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
03/31/1999-06/30/1999                 16.34       (0.03)(b)         1.42 (b)         1.39          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------

Mid-Cap Equity Fund

Institutional Class
12/31/1999 (a)                      $ 15.84     $ (0.05)(b)      $  4.50 (b)      $  4.45       $ (0.11)     $  0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1999                            13.53       (0.03)(b)         2.99 (b)         2.96          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1998                            14.04       (0.03)(b)         3.61 (b)         3.58          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
06/30/1997                            14.66       (0.06)(b)         1.31 (b)         1.25          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
11/01/1995-06/30/1996                 12.92        0.49             1.62             2.11          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
12/28/1994-10/31/1995                 10.00        0.02             2.92             2.94         (0.02)        0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------

Opportunity Fund

Institutional Class
12/31/1999 (a)                      $ 24.26     $ (0.03)(b)      $ 10.47 (b)      $ 10.44       $  0.00      $  0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
03/31/1999-06/30/1999                 21.40       (0.03)(b)         2.89 (b)         2.86          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
Administrative Class
12/31/1999 (a)                        24.26       (0.08)(b)        10.47 (b)        10.39          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------
03/31/1999-06/30/1999                 21.40       (0.05)(b)         2.91 (b)         2.86          0.00         0.00
-------------------------------     ----------- -----------      -----------     -----------    -----------  -----------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 0.88%.

28  See accompanying notes

                                                                                                          Ratio of Net
Distributions  Distributions                 Fund                                Net Assets  Ratio of     Investment
from Net       in Excess of                  Reimbursement    Net Asset          End of      Expenses to  Income (Loss)  Portfolio
Realized       Net Realized   Total          Fee Added to     Value End  Total   Period      Average Net  to Average     Turnover
Capital Gains  Capital Gains  Distributions  Paid-In-Capital  of Period  Return  (000s)      Assets       Net Assets     Rate
-------------  -------------  -------------  ---------------  ---------  ------  ----------  -----------  -------------  ---------
$ (3.45)       $ 0.00         $ (3.45)       $ 0.00           $ 14.28    (1.46)% $     116    0.85%*       0.29%*         68%
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (2.33)         0.00           (2.33)         0.00             18.23     10.24        136    0.86         0.38          221
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00            0.00          0.00             19.07     13.99        851    0.86*        0.55*         192
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------

  (3.45)         0.00           (3.45)         0.00             14.26     (1.28)       766    1.10*        0.09*          68
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (2.33)         0.00           (2.33)         0.00             18.18     36.41        427    1.09*        0.13*         221
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------




$ (5.66)       $ 0.00         $ (5.66)       $ 0.00           $ 34.50     30.14% $   4,001    0.78%*      (0.40)%*        35%
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00            0.00          0.00             31.24     (0.10)       948    0.74*       (0.19)*        131
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------

  (5.66)         0.00           (5.66)         0.00             34.43     29.95     16,091    1.03*       (0.61)*         35
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00            0.00          0.00             31.23     (0.13)     6,164    0.97*       (0.53)*        131
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------




$ (3.72)       $ 0.00         $ (3.74)       $ 0.00           $ 23.12      8.87% $   1,498    0.98%(d)*    0.29%*        142%
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.73)         0.00           (0.73)         0.00             24.86     26.34      1,184    1.01 (d)    (0.20)          95
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (1.30)         0.00           (1.30)         0.00             20.39     41.83      1,915    0.83         0.20          120
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.79)         0.00           (0.81)         0.00             15.55     21.59      6,444    0.87         0.23          139
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.28)         0.00           (0.33)         0.00             13.55      9.41     10,452    0.82*        0.53*          73
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00           (0.06)         0.00             12.72     27.86      7,791    0.82*        0.79*         123
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------

  (3.72)         0.00           (3.75)         0.00             22.81      8.50         42    1.23 (e)*    0.06*         142
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.73)         0.00           (0.73)         0.00             24.67     25.84         15    1.08        (0.17)          95
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (1.30)         0.00           (1.30)         0.00             20.32     41.54    128,666    1.08        (0.07)         120
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.79)         0.00           (0.80)         0.00             15.53     21.20     29,332    1.13        (0.03)         139
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.28)         0.00           (0.31)         0.00             13.56      9.23     33,575    1.07*        0.28*          73
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00           (0.02)         0.00             12.73     11.34     24,645    1.06*        0.34*          58
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------




$ (1.80)       $ 0.00         $ (1.80)       $ 0.00           $ 24.76     51.15% $   4,654    0.80%*      (0.58)%*        59%
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00            0.00          0.00             17.74      8.57      1,298    0.79*       (0.39)*        229
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------

  (1.80)         0.00           (1.80)         0.00             24.74     51.12      8,307    1.05*       (0.81)*         59
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00            0.00          0.00             17.73      8.51      5,513    1.02*       (0.61)*        229
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------




$ (8.60)       $ 0.00         $ (8.71)       $ 0.00           $ 11.58     33.22% $   5,455    1.10%(c)*   (0.66)%*       123%
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.65)         0.00           (0.65)         0.00             15.84     23.18      7,399    0.89        (0.22)         273
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (4.09)         0.00           (4.09)         0.00             13.53     30.40      8,488    0.89        (0.25)         268
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (1.87)         0.00           (1.87)         0.00             14.04      9.61      7,591    1.15        (0.43)         202
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
  (0.37)         0.00           (0.37)         0.00             14.66     16.72      8,378    0.88*       (0.32)*         97
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00           (0.02)         0.00             12.92     29.34      8,357    0.88*        0.24*         132
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------




$ (7.88)       $ 0.00         $ (7.88)       $ 0.00           $ 26.82     46.90% $   6,910    0.92%*      (0.27)%*       122%
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00            0.00          0.00             24.26     13.36        417    0.88*       (0.54)*        175
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------

  (7.88)         0.00           (7.88)         0.00             26.77     46.69      8,918    1.17*       (0.60)*        122
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------
   0.00          0.00            0.00          0.00             24.26     13.36      2,010    1.12*       (0.82)*        175
---------      ---------      ---------      ---------        ---------  ------- ----------   ---------    ---------     ---------

(d) Ratio of expenses to average net assets excluding interest expense is 0.82%.
(e) Ratio of expenses to average net assets excluding interest expense is 1.07%.

                                                      See accompanying notes  29

Financial Highlights -
Institutional and Administrative Classes (Cont.)


                                    Net Asset                    Net Realized/    Total         Dividends    Dividends in
                                    Value                        Unrealized       Income from   from Net     Excess of Net
Selected Per Share Data for the     Beginning   Net Investment   Gain (Loss) on   Investment    Investment   Investment
Year or Period Ended:               of Period   Income (Loss)    Investments      Operations    Income       Income
                                    ---------   --------------   --------------   -----------   ----------   --------------
Innovation Fund

Institutional Class
12/31/1999 (a)                      $ 37.50     $ (0.14)(b)      $ 34.66 (b)      $ 34.52       $  0.00      $  0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
03/05/1999-06/30/1999                 32.73       (0.05)(b)         4.82 (b)         4.77          0.00         0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------

International Growth Fund

Institutional Class
12/31/1999 (a)                      $ 16.04     $ (0.07)(b)      $ 10.42 (b)      $ 10.35       $  0.00      $  0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            13.55       (0.02)(b)         3.56 (b)         3.54         (0.02)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
12/31/1997-06/30/1998                 10.00        0.00 (b)         3.55 (b)         3.55          0.00         0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------

Mega-Cap Fund

Institutional Class
08/31/1999 - 12/31/1999 (a)         $ 10.00     $  0.01 (b)      $  2.41 (b)      $  2.42       $  0.00      $  0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------

Capital Appreciation Fund

Institutional Class
12/31/1999 (a)                      $ 26.84     $  0.05 (b)      $  3.30 (b)      $  3.35       $ (0.11)     $  0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            26.13        0.16 (b)         2.35 (b)         2.51         (0.15)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1998                            21.19        0.15 (b)         6.59 (b)         6.74         (0.12)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1997                            18.10        0.24             5.08             5.32         (0.10)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
11/01/1995-06/30/1996                 16.94        0.35             1.99             2.34         (0.15)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
10/31/1995                            13.34        0.18             3.60             3.78         (0.18)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
Administrative Class
12/31/1999 (a)                        26.64        0.01 (b)         3.27 (b)         3.28         (0.05)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            25.99        0.09 (b)         2.34 (b)         2.43         (0.13)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1998                            21.16        0.10 (b)         6.55 (b)         6.65         (0.14)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
07/31/1996-06/30/1997                 17.19        0.16             6.03             6.19         (0.09)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------

Mid-Cap Growth Fund

Institutional Class
12/31/1999 (a)                      $ 23.01     $  0.05 (b)      $  2.95 (b)      $  3.00       $  0.00      $  0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            24.09        0.12 (b)        (0.11)(b)         0.01         (0.02)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1998                            20.28        0.11 (b)         5.11 (b)         5.22         (0.07)       (0.01)
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1997                            19.44       (0.07)            5.25             5.18         (0.05)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
11/01/1995-06/30/1996                 18.16        0.32             1.53             1.85         (0.14)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
10/31/1995                            13.97        0.07             4.19             4.26         (0.07)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
Administrative Class
12/31/1999 (a)                        22.88        0.02 (b)         2.99 (b)         3.01          0.00         0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            23.96        0.06 (b)        (0.06)(b)         0.00         (0.01)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1998                            20.24        0.05 (b)         5.08 (b)         5.13         (0.07)       (0.01)
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
06/30/1997                            19.44       (0.13)            5.25             5.12         (0.03)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
11/01/1995-06/30/1996                 18.17        0.28             1.53             1.81         (0.11)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------
11/30/1994-10/31/1995                 13.31        0.03             4.85             4.88         (0.02)        0.00
-------------------------------     ---------   -----------      -----------      ---------     ---------    ---------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

30  See accompanying notes

                                                                                                          Ratio of Net
Distributions  Distributions                 Fund                                Net Assets  Ratio of     Investment
from Net       in Excess of                  Reimbursement    Net Asset          End of      Expenses to  Income (Loss)  Portfolio
Realized       Net Realized   Total          Fee Added to     Value End  Total   Period      Average Net  to Average     Turnover
Capital Gains  Capital Gains  Distributions  Paid-In-Capital  of Period  Return  (000s)      Assets       Net Assets     Rate
-------------  -------------  -------------  ---------------  ---------  ------  ----------  -----------  -------------  ---------
$ (6.39)       $ 0.00         $ (6.39)       $ 0.00           $ 65.63     94.83% $   8,881    0.90%*      (0.53)%*       102%
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
   0.00          0.00            0.00          0.00             37.50     14.57        444    0.88*       (0.15)*        119
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------



$ (4.43)       $ 0.00         $ (4.43)       $ 0.00           $ 21.96     67.74% $  12,580    1.37%*      (0.71)%*        30%
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.03)         0.00           (1.05)         0.00             16.04     28.62      8,408    1.39        (0.15)         269
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
   0.00          0.00            0.00          0.00             13.55     35.50      6,822    1.36*        0.08*          60
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------



$  0.00        $ 0.00         $  0.00        $ 0.00           $ 12.42     24.24% $   3,726    0.70%*       0.27%*         66%
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------



$ (5.00)       $ 0.00         $ (5.11)       $ 0.00           $ 25.08     13.64% $ 538,370    0.70%*       0.35%*         52%
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.65)         0.00           (1.80)         0.00             26.84     10.57    645,967    0.71         0.64          120
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.68)         0.00           (1.80)         0.00             26.13     32.97    805,856    0.71         0.64           75
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (2.13)         0.00           (2.23)         0.00             21.19     31.52    536,187    0.71         1.02           87
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.03)         0.00           (1.18)         0.00             18.10     14.65    348,728    0.70*        1.33*          73
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
   0.00          0.00           (0.18)         0.00             16.94     28.47    236,220    0.70         1.22           83
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------

  (5.00)         0.00           (5.05)         0.00             24.87     13.45    201,117    0.95*        0.09*          52
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.65)         0.00           (1.78)         0.00             26.64     10.30    229,831    0.95         0.38          120
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.68)         0.00           (1.82)         0.00             25.99     32.55    132,384    0.96         0.39           75
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (2.13)         0.00           (2.22)         0.00             21.16     38.26      3,115    0.96*        0.66*          87
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------




$ (0.02)       $ 0.00         $ (0.02)       $ 0.00           $ 25.99     13.52% $ 602,800    0.70%*       0.44%*         76%
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.07)         0.00           (1.09)         0.00             23.01      0.33    581,544    0.70         0.54           85
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.33)         0.00           (1.41)         0.00             24.09     26.16    437,985    0.71         0.46           66
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (4.29)         0.00           (4.34)         0.00             20.28     30.58    291,374    0.71         0.53           82
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (0.43)         0.00           (0.57)         0.00             19.44     10.37    231,011    0.70*        1.11*          79
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
   0.00          0.00           (0.07)         0.00             18.16     30.54    189,320    0.70         0.43           78
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------

  (0.02)         0.00           (0.02)         0.00             25.87     13.36    107,746    0.95*        0.18*          76
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.07)         0.00           (1.08)         0.00             22.88      0.31    104,337    0.95         0.30           85
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (1.33)         0.00           (1.41)         0.00             23.96     25.75     73,614    0.95         0.22           66
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (4.29)         0.00           (4.32)         0.00             20.24     30.23      2,066    0.96         0.28           82
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
  (0.43)         0.00           (0.54)         0.00             19.44     10.17      1,071    0.95*        0.89*          79
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------
   0.00          0.00           (0.02)         0.00             18.17     36.64        892    0.94*        0.23*          72
---------      ---------      ---------      ---------        ---------   ------ ---------    ------      --------       --------

                                                      See accompanying notes  31

Financial Highlights -
Institutional and Administrative Classes (Cont.)


                                    Net Asset                    Net Realized/    Total         Dividends    Dividends in
                                    Value                        Unrealized       Income from   from Net     Excess of Net
Selected Per Share Data for the     Beginning   Net Investment   Gain (Loss) on   Investment    Investment   Investment
Year or Period Ended:               of Period   Income (Loss)    Investments      Operations    Income       Income
                                    ---------   --------------   ---------------  -----------   ----------   --------------
Small-Cap Growth Fund

Institutional Class
12/31/1999(a)                       $ 11.41     $ (0.03)(b)      $  0.96 (b)      $  0.93       $  0.00      $  0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            14.01       (0.01)(b)        (2.12)(b)        (2.13)         0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1998                            13.40       (0.03)(b)         2.52 (b)         2.49          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1997                            20.83       (0.01)(b)         3.17 (b)         3.16          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
11/01/1995-06/30/1996                 21.02        2.02            (0.61)            1.41          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
10/31/1995                            19.38       (0.05)            3.12             3.07          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
Administrative Class
12/31/1999 (a)                        11.34       (0.04)(b)         0.95 (b)         0.91          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            13.97       (0.04)(b)        (2.12)(b)        (2.16)         0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1998                            13.41       (0.07)(b)         2.51 (b)         2.44          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1997                            20.82       (0.06)(b)         3.24 (b)         3.18          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
11/01/1995-06/30/1996                 21.01        2.02 (b)        (0.61)(b)         1.41          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
09/27/1995-10/31/1995                 21.90       (0.02)           (0.87)           (0.89)         0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------

Micro-Cap Growth Fund

Institutional Class
12/31/1999 (a)                      $ 20.00     $ (0.08)(b)      $  1.04 (b)      $  0.96       $  0.00      $  0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            23.66       (0.14)(b)        (2.89)(b)        (3.03)         0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1998                            19.85       (0.11)(b)         6.54 (b)         6.43          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1997                            18.47        0.00             3.41             3.41          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
11/01/1995-06/30/1996                 15.38        0.00             3.43             3.43          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
10/31/1995                            11.87       (0.04)            3.55             3.51          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
Administrative Class
12/31/1999 (a)                        19.82       (0.10)(b)         1.03 (b)         0.93          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            23.52       (0.19)(b)        (2.88)(b)        (3.07)         0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1998                            19.78       (0.17)(b)         6.53 (b)         6.36          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1997                            18.46       (0.06)            3.41             3.35          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
04/01/1996-06/30/1996                 16.73        0.03             1.70             1.73          0.00         0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------

Equity Income Fund

Institutional Class
12/31/1999 (a)                      $ 15.62     $  0.22 (b)      $ (2.11)(b)      $ (1.89)      $ (0.26)     $  0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            16.09        0.44 (b)         1.28 (b)         1.72         (0.43)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1998                            15.41        0.44 (b)         2.75 (b)         3.19         (0.42)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1997                            14.36        0.40             3.17             3.57         (0.55)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
11/01/1995-06/30/1996                 13.09        0.78             1.31             2.09         (0.34)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
10/31/1995                            11.75        0.46             1.67             2.13         (0.46)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
Administrative Class
12/31/1999 (a)                        15.61        0.20 (b)        (2.11)(b)        (1.91)        (0.25)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            16.08        0.41 (b)         1.28 (b)         1.69         (0.40)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1998                            15.40        0.40 (b)         2.75 (b)         3.15         (0.38)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1997                            14.35        0.27             3.26             3.53         (0.51)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
11/01/1995-06/30/1996                 13.13        0.75             1.31             2.06         (0.36)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
11/30/1994-10/31/1995                 11.12        0.39             2.35             2.74         (0.40)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------

Value Fund

Institutional Class
12/31/1999 (a)                      $ 15.30     $  0.16 (b)      $ (1.07)(b)      $ (0.91)      $ (0.17)     $  0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            15.66        0.28 (b)         1.36 (b)         1.64         (0.28)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1998                            14.81        0.25 (b)         2.47 (b)         2.72         (0.24)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1997                            12.46        1.05             2.11             3.16         (0.31)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
11/01/1995-06/30/1996                 12.53        0.25             1.62             1.87         (0.17)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
10/31/1995                            11.55        0.30             2.18             2.48         (0.30)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
Administrative Class
12/31/1999 (a)                        15.26        0.14 (b)        (1.08)(b)        (0.94)        (0.15)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
06/30/1999                            15.65        0.26 (b)         1.32 (b)         1.58         (0.25)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------
08/21/1997-06/30/1998                 15.66        0.19 (b)         1.65 (b)         1.84         (0.22)        0.00
--------------------------------    --------    -----------      -----------      -----------   ----------   ----------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

32  See accompanying notes

                                                                                                          Ratio of Net
Distributions  Distributions                 Fund                                Net Assets  Ratio of     Investment
from Net       in Excess of                  Reimbursement    Net Asset          End of      Expenses to  Income (Loss)  Portfolio
Realized       Net Realized   Total          Fee Added to     Value End  Total   Period      Average Net  to Average     Turnover
Capital Gains  Capital Gains  Distributions  Paid-In-Capital  of Period  Return  (000s)      Assets       Net Assets     Rate
-------------  -------------  -------------  ---------------  ---------  ------  ----------  -----------  -------------  ---------
$  0.00        $ 0.00         $  0.00        $ 0.00           $ 12.34      8.15% $  65,262    1.25%*      (0.47)%*        66%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
   0.00         (0.47)          (0.47)         0.00             11.41    (14.99)    66,393    1.25        (0.09)          94
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.88)         0.00           (1.88)         0.00             14.01     19.33     47,641    1.26        (0.20)          77
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
 (10.59)         0.00          (10.59)         0.00             13.40     22.82     33,390    1.32        (0.05)         129
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.60)         0.00           (1.60)         0.00             20.83      7.22     32,954    1.25*       (0.20)*         59
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.43)         0.00           (1.43)         0.00             21.02     17.39     73,977    1.25        (0.27)          86
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------

   0.00          0.00            0.00          0.00             12.25      8.02      2,575    1.50*       (0.74)*         66
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
   0.00         (0.47)          (0.47)         0.00             11.34    (15.26)     2,229    1.50        (0.33)          94
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.88)         0.00           (1.88)         0.00             13.97     18.90        981    1.49        (0.51)          77
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
 (10.59)         0.00          (10.59)         0.00             13.41     23.12          1    1.54        (0.36)         129
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.60)         0.00           (1.60)         0.00             20.82      7.18        112    1.50*       (0.41)*         59
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
   0.00          0.00            0.00          0.00             21.01     (5.34)       544    1.60*       (0.82)*          9
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------




$  0.00        $ 0.00         $  0.00        $ 0.00           $ 20.96      4.80% $ 215,001    1.50%*      (0.79)%*        51%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
   0.00         (0.63)          (0.63)         0.00             20.00    (12.66)   234,439    1.50        (0.71)          73
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (2.62)         0.00           (2.62)         0.00             23.66     33.95    257,842    1.51        (0.50)          72
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (2.03)         0.00           (2.03)         0.00             19.85     20.05    164,139    1.52        (0.49)          84
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (0.34)         0.00           (0.34)         0.00             18.47     22.64     83,973    1.50*       (0.45)*         54
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
   0.00          0.00            0.00          0.00             15.38     29.54     69,775    1.50        (0.37)          87
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------

   0.00          0.00            0.00          0.00             20.75      4.69      4,683    1.75*       (1.08)*         51
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
   0.00         (0.63)          (0.63)         0.00             19.82    (12.91)     3,000    1.75        (0.97)          73
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (2.62)         0.00           (2.62)         0.00             23.52     33.70      4,779    1.76        (0.74)          72
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (2.03)         0.00           (2.03)         0.00             19.78     19.72      2,116    1.77        (0.74)          84
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
   0.00          0.00            0.00          0.00             18.46     10.34        566    1.73*       (0.74)*         54
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------




$ (2.64)       $ 0.00         $ (2.90)       $ 0.00           $ 10.83    (11.55)%$  94,948    0.73%*       3.08%*         26%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.76)         0.00           (2.19)         0.00             15.62     12.56    123,012    0.71         3.00           76
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (2.09)         0.00           (2.51)         0.00             16.09     21.84    138,650    0.71         2.71           45
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.97)         0.00           (2.52)         0.00             15.41     27.67    121,138    0.72         3.03           45
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (0.48)         0.00           (0.82)         0.00             14.36     16.35    116,714    0.70*        3.41*          52
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (0.33)         0.00           (0.79)         0.00             13.09     19.36    118,015    0.70         3.83           46
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------

  (2.64)         0.00           (2.89)         0.00             10.81    (11.73)    11,241    0.98*        2.84*          26
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.76)         0.00           (2.16)         0.00             15.61     12.31     13,797    0.96         2.80           76
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (2.09)         0.00           (2.47)         0.00             16.08     21.58     11,699    0.96         2.45           45
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.97)         0.00           (2.48)         0.00             15.40     27.40      8,145    0.97         2.79           45
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (0.48)         0.00           (0.84)         0.00             14.35     16.08      6,097    0.95*        3.19*          52
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (0.33)         0.00           (0.73)         0.00             13.13     25.69        140    0.95*        3.43*          43
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------




$ (2.57)       $ 0.00         $ (2.74)       $ 0.00           $ 11.65     (5.56)% $ 77,014    0.70%*       2.18%*         65%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.72)         0.00           (2.00)         0.00             15.30     12.30     69,181    0.71         1.99          101
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.63)         0.00           (1.87)         0.00             15.66     19.35     83,219    0.71         1.59           77
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (0.50)         0.00           (0.81)         0.00             14.81     26.38     74,613    0.73         2.02           71
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.77)         0.00           (1.94)         0.00             12.46     16.24     52,727    0.70*        2.40*          29
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.20)         0.00           (1.50)         0.00             12.53     24.98     14,443    0.70         2.50           71
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------

  (2.57)         0.00           (2.72)         0.00             11.60     (5.76)    21,426    0.95*        1.99*          65
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.72)         0.00           (1.97)         0.00             15.26     11.91     23,164    0.95         1.81          101
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------
  (1.63)         0.00           (1.85)         0.00             15.65     12.71     10,349    0.96*        1.40*          77
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------   ---------      ---------

                                                      See accompanying notes  33

Financial Highlights -
Institutional and Administrative Classes (Cont.)


                                    Net Asset                    Net Realized/    Total         Dividends    Dividends in
                                    Value                        Unrealized       Income from   from Net     Excess of Net
Selected Per Share Data for the     Beginning   Net Investment   Gain (Loss) on   Investment    Investment   Investment
Year or Period Ended:               of Period   Income (Loss)    Investments      Operations    Income       Income
                                    ---------   --------------   --------------   -----------   ----------   -------------
Value 25 Fund

Institutional Class
12/31/1999 (a)                      $  8.99     $  0.10 (b)      $ (8.98)(b)      $ (8.88)      $ (0.11)     $  0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
07/10/1998-06/30/1999                 10.00        0.15 (b)        (1.10)(b)        (0.95)        (0.06)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------

Small-Cap Value Fund
12/31/1999 (a)                      $ 16.05     $  0.18 (b)      $ (1.89)(b)      $ (1.71)      $ (0.34)     $  0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            17.68        0.32 (b)        (1.29)(b)        (0.97)        (0.21)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1998                            15.78        0.29 (b)         2.50 (b)         2.79         (0.13)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1997                            14.20        0.46             3.63             4.09         (0.13)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
11/01/1995-06/30/1996                 13.10        0.56             1.49             2.05         (0.21)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
10/31/1995                            12.07        0.28             1.92             2.20         (0.28)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
Administrative Class
12/31/1999 (a)                        15.97        0.16 (b)        (1.87)(b)        (1.71)        (0.31)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            17.63        0.29 (b)        (1.30)(b)        (1.01)        (0.20)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1998                            15.76        0.25 (b)         2.49 (b)         2.74         (0.11)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1997                            14.20        0.38             3.68             4.06         (0.12)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
11/01/1995-06/30/1996                 13.16        0.54             1.43             1.97         (0.19)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------

Enhanced Equity Fund

Institutional Class
12/31/1999 (a)                      $ 12.96     $  0.04 (b)      $  0.71 (b)      $  0.75       $ (0.07)     $  0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            12.64        0.08 (b)         1.91 (b)         1.99         (0.06)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1998                            16.46        0.11 (b)         3.91 (b)         4.02         (0.11)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1997                            15.91        1.18             3.10             4.28         (0.10)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
11/01/1995-06/30/1996                 14.44        0.34             1.67             2.01         (0.16)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
10/31/1995                            11.99        0.25             2.62             2.87         (0.25)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
Administrative Class
12/31/1999 (a)                        12.87        0.02 (b)         0.74 (b)         0.76         (0.05)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            12.59        0.05 (b)         1.90 (b)         1.95         (0.06)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
08/21/1997-06/30/1998                 17.53        0.05 (b)         2.85 (b)         2.90         (0.11)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------

Tax-Efficient Equity Fund

Institutional Class
07/02/1999 - 12/31/1999 (a)         $ 11.79     $  0.03 (b)      $  0.59 (b)      $  0.62       $  0.00      $  0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
Administrative Class
12/31/1999 (a)                        11.61        0.02 (b)         0.76 (b)         0.78          0.00         0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
09/30/1998 - 06/30/1999                8.65        0.03 (b)         2.93 (b)         2.96          0.00         0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------

Structured Emerging Markets Fund

Institutional Class
12/31/1999 (a)                      $ 12.42     $  0.02 (b)      $  2.26 (b)      $  2.28       $ (0.07)     $  0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            10.00        0.15 (b)         2.57 (b)         2.72         (0.07)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------

Tax-Efficient Structured Emerging Markets Fund

Institutional Class
12/31/1999 (a)                      $ 13.25     $  0.03 (b)      $  2.94 (b)      $  2.97       $ (0.12)     $  0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
06/30/1999                            10.00        0.16 (b)         3.10 (b)         3.26         (0.06)        0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------

International Fund

Institutional Class
12/31/1999 (a)                      $ 11.62     $  0.02 (b)      $  2.39 (b)      $  2.41       $  0.00      $  0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
09/30/1998-06/30/1999                 10.47        0.14 (b)         2.16 (b)         2.30          0.00         0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
Administrative Class
12/31/1999 (a)                        11.56        0.00 (b)         2.38 (b)         2.38          0.00         0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------
09/30/1998 - 06/30/1999               10.47        0.09 (b)         2.15 (b)         2.24          0.00         0.00
------------------------------      ---------   -----------      -----------      ---------     ---------    ---------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 0.95%.

34  See accompanying notes

                                                                                                          Ratio of Net
Distributions  Distributions                 Fund                                Net Assets  Ratio of     Investment
from Net       in Excess of                  Reimbursement    Net Asset          End of      Expenses to  Income (Loss)  Portfolio
Realized       Net Realized   Total          Fee Added to     Value End  Total   Period      Average Net  to Average     Turnover
Capital Gains  Capital Gains  Distributions  Paid-In-Capital  of Period  Return  (000s)      Assets       Net Assets     Rate
-------------  -------------  -------------  ---------------  ---------  ------  ----------  -----------  -------------  ---------
$   0.00       $ 0.00         $ (0.11)       $ 0.00           $  0.00      0.00% $       0    0.79%*       2.35%*         94%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
    0.00         0.00           (0.06)         0.00              8.99     (9.48)       229    0.85*        1.89*         182
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------



$   0.00       $ 0.00         $ (0.34)       $ 0.00           $ 14.00    (10.54)%$  38,751    0.85%*       2.36%*         31%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
    0.00        (0.45)          (0.66)         0.00             16.05     (5.11)    59,132    0.85         2.12           60
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (0.76)        0.00           (0.89)         0.00             17.68     17.77     47,432    0.85         1.65           41
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (2.38)        0.00           (2.51)         0.00             15.78     31.99     34,639    0.90         1.92           48
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (0.74)        0.00           (0.95)         0.00             14.20     16.35     29,017    0.85*        2.12*          35
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (0.89)        0.00           (1.17)         0.00             13.10     19.88     35,093    0.85         2.25           50
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------

    0.00         0.00           (0.31)         0.00             13.95    (10.66)    15,296    1.10*        2.15*          31
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
    0.00        (0.45)          (0.65)         0.00             15.97     (5.40)    21,022    1.10         1.92           60
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (0.76)        0.00           (0.87)         0.00             17.63     17.41     10,751    1.10         1.39           41
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (2.38)        0.00           (2.50)         0.00             15.76     31.70      5,916    1.16         1.68           48
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (0.74)        0.00           (0.93)         0.00             14.20     15.64      4,433    1.10*        1.86*          35
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------




$  (0.47)      $ 0.00         $ (0.54)       $ 0.00           $ 13.17      5.98% $   2,755     0.70%*       0.56%*         12%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (1.61)        0.00           (1.67)         0.00             12.96     17.95     42,619    0.71         0.66           34
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (7.73)        0.00           (7.84)         0.00             12.64     32.33     36,584    0.71         0.63           65
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (3.63)        0.00           (3.73)         0.00             16.46     31.45     44,838    0.74         1.31           91
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (0.38)        0.00           (0.54)         0.00             15.91     14.21     83,425    0.70*        1.58*          53
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (0.17)        0.00           (0.42)         0.00             14.44     24.46     73,999    0.70         1.91           21
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------

   (0.47)        0.00           (0.52)         0.00             13.11      6.09     27,954    0.95*        0.31*          12
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (1.61)        0.00           (1.67)         0.00             12.87     17.63     24,015    0.96         0.41           34
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   (7.73)        0.00           (7.84)         0.00             12.59     23.85     10,409    0.95*        0.47*          65
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------




$  0.00        $ 0.00         $  0.00        $ 0.00           $ 12.41      7.08% $   1,189    0.70%*       0.51%*         14%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------

   0.00          0.00            0.00          0.00             12.39      6.72     19,018    0.95*        0.28*          14
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   0.00          0.00            0.00          0.00             11.61     34.28      3,391    0.92*        0.31*          13
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------



$ (0.79)       $ 0.00         $ (0.86)       $ 0.00           $ 13.84     18.73% $  56,076    1.00%(c)*    0.36%*         14%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
  (0.28)         0.00           (0.35)         0.05             12.42     29.21     46,577    0.95*        1.56*          30
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------




$  0.00        $ 0.00         $ (0.12)       $ 0.00           $ 16.10     22.45% $  96,942    0.95%*       0.41%*         12%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
   0.00          0.00           (0.06)         0.05             13.25     33.39     72,509    0.95*        1.57*          28
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------




$ (1.74)       $ 0.00         $ (1.74)       $ 0.00           $ 12.29     21.91% $   5,045    1.16%(d)*    0.27%*         29%
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
  (1.15)         0.00           (1.15)         0.00             11.62     23.07      3,627    1.09*        1.70*          55
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------

  (1.74)         0.00           (1.74)         0.00             12.20     21.76     18,871    1.41 (e)*   (0.00)*         29
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------
  (1.15)         0.00           (1.15)         0.00             11.56     22.47     15,797    1.34*        1.06*          55
---------      ---------      ---------      ---------        ---------  ------- ---------    ---------    ---------     ---------

(d) Ratio of expenses to average net assets excluding interest expense is 1.05%.
(e) Ratio of expenses to average net assets excluding interest expense is 1.30%.

                                                      See accompanying notes  35

Statement of Assets and Liabilities
December 31, 1999 (Unaudited)


                                                  Renaissance   Growth       Core Equity   Target      Mid-Cap       Opportunity
Amounts in thousands, except per share amounts    Fund          Fund         Fund          Fund        Equity Fund   Fund
                                                  -----------   ----------   -----------   ----------  -----------   -----------
Assets:
Investments, at value                             $   543,672   $2,889,461   $     1,588   $1,678,572  $     5,455   $   587,198
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Cash and foreign currency                                   0          158             0           76            0           409
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Receivable for investments and foreign
 currency sold                                         12,776            0             0            0            0         6,067
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Receivable for Fund shares sold                         1,490       10,229             0        6,342            0         2,566
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Variation margin receivable                                 0            0             0            0            0             0
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Interest and dividends receivable                       1,114          566             1           67            4           170
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Other assets                                                2            0             3            0            0             2
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
                                                      559,054    2,900,414         1,592    1,685,057        5,459       596,412
==============================================    ===========   ==========   ===========   ==========  ===========   ===========

Liabilities:
Payable for investments and foreign
 currency purchased                               $     8,929   $        0   $        51   $    5,868  $         0    $    6,954
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Payable for Fund shares redeemed                        3,243        4,651             0        9,542            0         4,196
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Dividends payable                                           0            0             0            0            0             0
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Accrued investment advisory fee                           283        1,190             1          746            3           302
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Accrued administration fee                                189          949             0          541            1           184
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Accrued distribution fee                                  307        1,617             0          867            0           250
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Accrued servicing fee                                     118          594             0          338            0           115
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Variation margin payable                                    0            0             0            0            0             0
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Other liabilities                                          25            0             0            0            0             0
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
                                                       13,094        9,001            52       17,902            4        12,001
==============================================    ===========   ==========   ===========   ==========  ===========   ===========

Net Assets                                        $   545,960   $2,891,413   $     1,540   $1,667,155  $     5,455   $   584,411
==============================================    ===========   ==========   ===========   ==========  ===========   ===========

Net Assets Consist of:
Paid in capital                                   $   556,628   $1,676,013   $    (1,042)  $  874,859  $     2,428   $   377,891
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Undistributed (overdistributed) net
 investment income                                     38,842      (17,502)            0       57,671        2,746         9,978
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Accumulated undistributed net
realized gain (loss)                                  (39,815)      21,454         2,484      (15,323)        (784)       39,508
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Net unrealized appreciation (depreciation)             (9,695)   1,211,448            98      749,948        1,065       157,034
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
                                                  $   545,960   $2,891,413   $     1,540   $1,667,155  $     5,455   $   584,411
==============================================    ===========   ==========   ===========   ==========  ===========   ===========

Net Assets:
Institutional Class                               $       116   $    4,001   $     1,498   $    4,654  $     5,455   $     6,910
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Administrative Class                                      766       16,091            42        8,307            0         8,918
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Other Classes                                         545,078    2,871,321             0    1,654,194            0       568,583
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------

Shares Issued and Outstanding:
Institutional Class                                         8          116            65          188          471           257
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Administrative Class                                       54          467             2          336            0           333
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Net Asset Value and Redemption Price Per
 Share (Net Assets Per Share Outstanding)
Institutional Class                               $     14.28   $    34.50   $     23.12   $    24.76  $     11.58   $     26.82
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------
Administrative Class                                    14.26        34.43         22.81        24.74         0.00         26.77
----------------------------------------------    -----------   ----------   -----------   ----------  -----------   -----------

Cost of Investments Owned                         $   553,369   $1,678,013   $     1,490   $  928,624  $     4,389   $   430,164
==============================================    ===========   ==========   ===========   ==========  ===========   ===========

36 See accompanying notes

                                         Capital
Innovation    International   Mega-Cap   Appreciation   Mid-Cap       Small-Cap
Fund          Growth Fund     Fund       Fund           Growth Fund   Growth Fund
-----------   -------------   --------   ------------   -----------   -----------
$ 3,507,284   $      12,587   $  3,719   $    951,427   $ 1,044,508   $    67,759
-----------   -------------   --------   ------------   -----------   -----------
          0              36          0             28            69             0
-----------   -------------   --------   ------------   -----------   -----------

     38,942               0          0         10,580        12,378           856
-----------   -------------   --------   ------------   -----------   -----------
     44,960               0          0            268           931             0
-----------   -------------   --------   ------------   -----------   -----------
          0               0          0              0             0             0
-----------   -------------   --------   ------------   -----------   -----------
        113              24          2            655           810            24
-----------   -------------   --------   ------------   -----------   -----------
         33               0          7              0             0             0
-----------   -------------   --------   ------------   -----------   -----------
  3,591,332          12,647      3,728        962,958     1,058,696        68,639
===========   =============   ========   ============   ===========   ===========



$   106,373        $      0    $     0      $   4,286   $    15,084      $    726
-----------   -------------   --------   ------------   -----------   -----------
     18,101              53          0            444        17,395             3
-----------   -------------   --------   ------------   -----------   -----------
          0               0          0              0             1             0
-----------   -------------   --------   ------------   -----------   -----------
      1,680               9          1            378           410            58
-----------   -------------   --------   ------------   -----------   -----------
      1,033               5          1            238           268            14
-----------   -------------   --------   ------------   -----------   -----------
      1,432               0          0             88           115             0
-----------   -------------   --------   ------------   -----------   -----------
        645               0          0             89            89             1
-----------   -------------   --------   ------------   -----------   -----------
          0               0          0              0             0             0
-----------   -------------   --------   ------------   -----------   -----------
          0               0          0              0             0             0
-----------   -------------   --------   ------------   -----------   -----------
    129,264              67          2          5,523        33,362           802
===========   =============   ========   ============   ===========   ===========
$ 3,462,068        $ 12,580    $ 3,726      $ 957,435   $ 1,025,334      $ 67,837
===========   =============   ========   ============   ===========   ===========


$ 1,792,055        $  6,203    $ 3,001      $ 668,510   $   754,197      $ 62,026
-----------   -------------   --------   ------------   -----------   -----------
    (14,122)          1,401          1           (810)       (1,038)         (142)
-----------   -------------   --------   ------------   -----------   -----------
    114,988            (629)      (111)        39,378        13,056        (8,672)
-----------   -------------   --------   ------------   -----------   -----------

  1,569,147           5,605        835        250,357       259,119        14,625
-----------   -------------   --------   ------------   -----------   -----------
$ 3,462,068        $ 12,580    $ 3,726      $ 957,435   $ 1,025,334      $ 67,837

===========   =============   ========   ============   ===========   ===========


$     8,881        $ 12,580    $ 3,726      $ 538,370   $   602,800      $ 65,262
-----------   -------------   --------   ------------   -----------   -----------
          0               0          0        201,117       107,746         2,575
-----------   -------------   --------   ------------   -----------   -----------
  3,453,187               0          0        217,948       314,788             0
-----------   -------------   --------   ------------   -----------   -----------


        135             573        300         21,470        23,193         5,289
-----------   -------------   --------   ------------   -----------   -----------
          0               0          0          8,086         4,165           210
-----------   -------------   --------   ------------   -----------   -----------



$     65.63        $  21.96    $ 12.42      $   25.08   $     25.99      $  12.34
-----------   -------------   --------   ------------   -----------   -----------
       0.00            0.00       0.00          24.87         25.87         12.25
-----------   -------------   --------   ------------   -----------   -----------

$ 1,938,136        $  6,981    $ 2,884      $ 701,070   $   785,389      $ 53,134
===========   =============   ========   ============   ===========   ===========

Micro-Cap     Equity
Growth Fund   Income Fund   Value Fund
-----------   -----------   ----------
$   218,066   $   153,954   $  212,409
-----------   -----------   ----------
          0             0          104
-----------   -----------   ----------

      1,913         2,187            0
-----------   -----------   ----------
        935           180          156
-----------   -----------   ----------
          0             0            0
-----------   -----------   ----------
         82           525          605
-----------   -----------   ----------
          0             0            0
-----------   -----------   ----------
    220,996       156,846      213,274
===========   ===========   ==========



  $     931     $      66    $       0
----------   -----------   ----------
         93           575        1,017
-----------   -----------   ----------
          0             0            0
-----------   -----------   ----------
        239            63           85
-----------   -----------   ----------
         48            42           62
-----------   -----------   ----------
          0            24           63
-----------   -----------   ----------
          1            14           30
-----------   -----------   ----------
          0             0            0
-----------   -----------   ----------
          0             0            0
-----------   -----------   ----------
      1,312           784        1,257
===========   ===========   ==========
  $ 219,684     $ 156,062    $ 212,017
===========   ===========   ==========


  $ 172,012     $ 170,636    $ 224,128
-----------   -----------   ----------
       (867)        4,081       10,182
-----------   -----------   ----------
      1,262        (3,493)      (8,550)
-----------   -----------   ----------
     47,277       (15,162)     (13,743)
-----------   -----------   ----------
  $ 219,684     $ 156,062    $ 212,017
===========   ===========   ==========


  $ 215,001     $  94,948    $  77,014
-----------   -----------   ----------
      4,683        11,241       21,426
-----------   -----------   ----------
          0        49,873      113,577
-----------   -----------   ----------


     10,260         8,770        6,611
-----------   -----------   ----------
        226         1,040        1,847
-----------   -----------   ----------



  $   20.96     $   10.83    $   11.65
-----------   -----------   ----------
      20.75         10.81        11.60
-----------   -----------   ----------

  $ 170,788     $ 169,116    $ 226,152
===========   ===========   ==========

                                                       See accompanying notes 37

December 31, 1999 (Unaudited)

                                                                                                        Tax-Efficient
                                                                                          Structured    Structured
                                                  Small-Cap   Enhanced     Tax-Efficient  Emerging      Emerging      International
Amounts in thousands, except per share amounts    Value Fund  Equity Fund  Equity Fund    Markets Fund  Markets Fund  Fund
                                                  ----------  -----------  -------------  ------------  ------------- -------------
Assets:
Investments, at value                              $ 317,236     $ 70,672       $ 56,487      $ 56,312       $ 97,810     $ 153,718
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Cash and foreign currency                                  0            0              0             0              0         1,171
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Receivable for investments and foreign
 currency sold                                         2,298            0              0             1            529             0
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Receivable for Fund shares sold                        1,842           24            358             0              0           102
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Variation margin receivable                                0            0              0             0              0             0
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Interest and dividends receivable                      1,086           68             39            23             51           285
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Other assets                                               0            0              4             0              0            40
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
                                                     322,462       70,764         56,888        56,336         98,390       155,316
================================================   =========     ========       ========      ========       ========     =========

Liabilities:
Payable for investments and foreign
currency purchased                                 $     109     $      0       $      5      $     63       $  1,099     $       0
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Payable for Fund shares redeemed                       2,509            6             54             0              0         1,279
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Dividends payable                                          0            0              0             0              0             0
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Accrued investment advisory fee                          172           28             22            21             37            74
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Accrued administration fee                               107           15             17            28             47            85
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Accrued distribution fee                                 107            0             18             0              0            76
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Accrued servicing fee                                     63            6             12             0              0            33
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Variation margin payable                                   0            0              0             0              0             0
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Other liabilities                                          0            0              4           148            265            29
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
                                                       3,067           55            132           260          1,448         1,576
================================================   =========     ========       ========      ========       ========     =========

Net Assets                                         $ 319,395     $ 70,709       $ 56,756      $ 56,076       $ 96,942     $ 153,740
================================================   =========     ========       ========      ========       ========     =========

Net Assets Consist of:
Paid in capital                                    $ 386,860     $ 48,408       $ 49,699      $ 43,011       $ 91,871     $ 114,885
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Undistributed (overdistributed) net
 investment income                                       814          141            (50)          653           (703)       (1,954)
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Accumulated undistributed net realized
 gain (loss)                                         (24,635)         786         (1,896)          372         (9,271)        4,310
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Net unrealized appreciation
 (depreciation)                                      (43,644)      21,374          9,003        12,040         15,045        36,499
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
                                                   $ 319,395     $ 70,709       $ 56,756      $ 56,076       $ 96,942     $ 153,740
================================================   =========     ========       ========      ========       ========     =========

Net Assets:
Institutional Class                                $  38,751     $ 42,755       $  1,189      $ 56,076       $ 96,942     $   5,045
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Administrative Class                                  15,296       27,954         19,018             0              0        18,871
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Other Classes                                        265,348            0         36,549             0              0       129,824
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Shares Issued and Outstanding:
Institutional Class                                    2,769        3,247             96         4,008          6,022           411
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Administrative Class                                   1,097        2,133          1,536             0              0         1,546
------------------------------------------------   ---------     --------       --------      --------       --------     ---------

Net Asset Value and Redemption Price
 Per Share
(Net Assets Per Share Outstanding)
Institutional Class                                $   14.00     $  13.17       $  12.41      $  13.84       $  16.10     $   12.29
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Administrative Class                                   13.95        13.11          12.39          0.00           0.00         12.20
------------------------------------------------   ---------     --------       --------      --------       --------     ---------
Cost of Investments Owned                          $ 360,880     $ 49,298       $ 47,484      $ 44,272       $ 82,762     $ 117,382
================================================   =========     ========       ========      ========       ========     =========

38 See accompanying notes

Statement of Operations
For the six months ended December 31,1999 (Unaudited)

                                                  Renaissance   Growth       Core Equity  Target        Mid-Cap        Opportunity
Amounts in thousands                              Fund          Fund         Fund         Fund          Equity Fund    Fund
                                                  -----------   ---------    -----------  ----------    -----------    -----------
Investment Income:
Dividends, net of foreign taxes                   $     3,133   $   4,485    $         7   $     632    $        11    $       674
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Interest                                                  252         494              1         982              4            630
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
   Total Income                                         3,385       4,979              8       1,614             15          1,304
=============================================     ===========   =========    ===========   =========    ===========    ===========

Expenses:
Investment advisory fees                                1,826       6,103              4       3,465             20          1,454
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Administration fees                                     1,217       4,825              2       2,514              8            888
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Distribution and/or servicing fees -                        1          14              0           8              0              8
   Administrative Class
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Distribution and/or servicing fees -                    2,729      11,231              0       5,599              0          1,763
   Other Classes
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Trustees' fees                                             23          88              0          43              0             16
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Interest Expense                                            0           0              0           0              0              0
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Miscellaneous                                              15         221              1          56              7             24
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
   Total Expenses                                       5,811      22,482              7      11,685             35          4,153
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------

Net Investment Income (Loss)                           (2,426)    (17,503)             1     (10,071)           (20)        (2,849)
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                16,435      48,957            203      62,111          1,938         92,137
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Net realized gain (loss) on
   futures contracts and written options                    0           0              0           0              0              0
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Net realized gain (loss) on
   foreign currency transactions                        2,761           0              0           0              0              0
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on investments                      (32,710)    637,993            (78)    517,671           (316)       100,341
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts and
   written options                                         0           0              0           0              0              0
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on translation of assets
    and liabilities denominated in foreign
    currencies                                              3           0              0           0              0              0
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
   Net Gain (Loss)                                    (13,511)    686,950            125     579,782          1,622        192,478
---------------------------------------------     -----------   ---------    -----------   ---------    -----------    -----------
Net Increase (Decrease) in Assets
   Resulting from Operations                      $   (15,937)  $ 669,447    $       126   $ 569,711    $     1,602    $   189,629
=============================================     ===========   =========    ===========   =========    ===========    ===========

                                                       See accompanying notes 39

For the six months ended December 31,1999 (Unaudited)


                                                                                          Capital
                                                  Innovation   International   Mega-Cap   Appreciation   Mid-Cap       Small-Cap
Amounts in thousands                              Fund         Growth Fund     Fund       Fund           Growth Fund   Growth Fund
                                                  ----------   -------------   --------   ------------   -----------   -----------
Investment Income:
Dividends, net of foreign taxes                   $      155   $          15   $      6    $     4,649    $   4,686     $      216
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Interest                                               2,939              12          5            607        1,045             60
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------

   Total Income                                        3,094              27         11          5,256        5,731            276
===============================================   ==========   =============   ========    ===========    =========     ==========

Expenses:
Investment advisory fees                               5,997              44          5          2,257        2,252            338
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------

Administration fees                                    3,689              26          3          1,415        1,479             85
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------

Distribution and/or servicing fees -
 Administrative Class                                      0               0          0            272          133              3
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------

Distribution and/or servicing fees - Other
 Classes                                               7,419               0          0            756        1,047              0
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------

Trustees' fees                                            55               0          0             38           36              3
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------

Interest Expense                                           0               0          0              0            0              0
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Miscellaneous                                             56              15          1             24           12              1
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
   Total Expenses                                     17,216              85          9          4,762        4,959            430
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------

Net Investment Income (Loss)                         (14,122)            (58)         2            494          772           (154)
===============================================   ==========   =============   ========    ===========    =========     ==========
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments              349,045           1,216       (111)        84,228       13,132          1,465
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Net realized gain (loss) on
   futures contracts and written options                   0               0          0              0            0              0
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Net realized gain (loss) on
   foreign currency transactions                           0              34          0              0            0              0
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Net change in unrealized appreciation
   (depreciation) on investments                   1,161,980           4,246        835         28,003      112,366          3,799
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Net change in unrealized appreciation
   (depreciation) on futures contracts and
    written options                                        0               0          0              0            0              0
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign
    currencies                                             0               1          0              0            0              0
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
   Net Gain (Loss)                                 1,511,025           5,497        724        112,231      125,498          5,264
-----------------------------------------------   ----------   -------------   --------    -----------    ---------     ----------
Net Increase (Decrease) in Assets
   Resulting from Operations                      $1,496,903   $       5,439   $    726    $   112,725    $ 126,270     $    5,110
===============================================   ==========   =============   ========    ===========    =========     ==========

40 See accompanying notes





 Micro-Cap     Equity                     Small-Cap    Enhanced      Tax-Efficient
 Growth Fund   Income Fund   Value Fund   Value Fund   Equity Fund   Equity Fund
 -----------   -----------   ----------   ----------   -----------   -------------
 $       516   $     3,438   $    2,999   $    5,885   $       421   $         263
 -----------   -----------   ----------   ----------   -----------   -------------
         272            70          258          238            11              15
 -----------   -----------   ----------   ----------   -----------   -------------
         788         3,508        3,257        6,123           432             278
 ===========   ===========   ==========   ==========   ===========   =============


       1,366           416          502        1,127           153             103
 -----------   -----------   ----------   ----------   -----------   -------------
         273           276          377          699            85              79
 -----------   -----------   ----------   ----------   -----------   -------------


           4            16           26           24            32              20
 -----------   -----------   ----------   ----------   -----------   -------------


           0           236          574        1,088             0             118
 -----------   -----------   ----------   ----------   -----------   -------------
           8             7            8           14             2               2
 -----------   -----------   ----------   ----------   -----------   -------------
           0             0            0            0             0               0
 -----------   -----------   ----------   ----------   -----------   -------------
           4            25            7            4             2               1
 -----------   -----------   ----------   ----------   -----------   -------------
       1,655           976        1,494        2,956           274             323
 -----------   -----------   ----------   ----------   -----------   -------------
        (867)        2,532        1,763        3,167           158             (45)
 ===========   ===========   ==========   ==========   ===========   =============


      10,584         8,195       17,218      (12,563)          944          (1,668)
 -----------   -----------   ----------   ----------   -----------   -------------


           0             0            0            0             0               0
 -----------   -----------   ----------   ----------   -----------   -------------


           0             0            0            0             0               0
 -----------   -----------   ----------   ----------   -----------   -------------


        (589)      (34,549)     (32,592)     (35,329)        3,057           5,713
 -----------   -----------   ----------   ----------   -----------   -------------



           0             0            0            0             0               0
 -----------   -----------   ----------   ----------   -----------   -------------




           0             0            0            0             0               0
 -----------   -----------   ----------   ----------   -----------   -------------
       9,995       (26,354)     (15,374)     (47,892)        4,001           4,045
 -----------   -----------   ----------   ----------   -----------   -------------

 $     9,128   $   (23,822)  $  (13,611)  $  (44,725)  $     4,159   $       4,000
 ===========   ===========   ==========   ==========   ===========   =============



                Tax-Efficient
 Structured     Structured
 Emerging       Emerging        International
 Markets Fund   Markets Fund    Fund
 ------------   -------------   -------------
 $        207   $         311   $         799
 ------------   -------------   -------------
           12              21             258
 ------------   -------------   -------------
          219             332           1,057
 ============   =============   =============


          107             182             395
 ------------   -------------   -------------
          119             203             452
 ------------   -------------   -------------

            0               0              19
 ------------   -------------   -------------

            0               0             566
 ------------   -------------   -------------
           12               3               5
 ------------   -------------   -------------
            0               0               0
 ------------   -------------   -------------
           11             238              75
 ------------   -------------   -------------
          249             626           1,512
 ------------   -------------   -------------
          (30)           (294)           (455)
 ============   =============   =============

        3,314           2,981          11,527
 ------------   -------------   -------------

            0               0               0
 ------------   -------------   -------------

         (232)         (1,864)         (1,996)
 ------------   -------------   -------------

        6,700          16,707          21,323
 ------------   -------------   -------------


            0               0             254
 ------------   -------------   -------------



            2               1             154
 ------------   -------------   -------------
        9,784          17,825          31,262
 ------------   -------------   -------------

 $      9,754   $      17,531   $      30,807
 ============   =============   =============

                                                       See accompanying notes 41

Statement of Changes in Net Assets

Amounts in thousands                                          Renaissance Fund                          Growth Fund
                                                              ---------------------------------   ---------------------------------
Increase (Decrease) in Net Assets from:                        Six Months Ended      Year Ended    Six Months Ended      Year Ended
                                                              December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999
                                                                     (Unaudited)                         (Unaudited)

Operations:
Net investment income (loss)                                  $          (2,426)  $      (4,312)  $         (17,503)  $     (24,048)
------------------------------------------------------------  ---------------------------------   ---------------------------------
Net realized gain (loss)                                                 19,196         100,928              48,957         413,535
------------------------------------------------------------  ---------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)                    (32,707)        (42,518)            637,993         (30,494)
------------------------------------------------------------  ---------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                       (15,937)         54,098             669,447         358,993
============================================================  =================================   =================================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                         0               0                   0               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Administrative Class                                                        0               0                   0               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Other Classes                                                               0               0                   0               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
From net realized capital gains
  Institutional Class                                                       (26)            (11)               (554)              0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Administrative Class                                                     (131)            (25)             (2,231)              0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Other Classes                                                        (112,241)        (80,825)           (399,708)       (263,490)
------------------------------------------------------------  ---------------------------------   ---------------------------------
In excess of net realized capital gains
  Institutional Class                                                         0               0                   0               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Administrative Class                                                        0               0                   0               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Other Classes                                                               0               0                   0               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
Total Distributions                                                    (112,398)        (80,861)           (402,493)       (263,490)
============================================================  =================================   =================================

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                         0             105               2,576           1,212
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Administrative Class                                                      452           1,000               9,681           6,217
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Other Classes                                                          76,567         305,834             707,350       1,197,934
------------------------------------------------------------  ---------------------------------   ---------------------------------
Issued in reorganization
  Other Classes                                                               0               0                   0               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                        25               0                 553               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Administrative Class                                                      131              25               2,231               0
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Other Classes                                                         103,501          74,634             371,275         246,482
------------------------------------------------------------  ---------------------------------   ---------------------------------
Cost of shares redeemed
  Institutional Class                                                       (16)           (744)               (229)           (268)
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Administrative Class                                                     (115)           (634)             (3,645)           (288)
------------------------------------------------------------  ---------------------------------   ---------------------------------
  Other Classes                                                        (166,075)       (350,656)           (898,383)     (1,227,582)
------------------------------------------------------------  ---------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
  transactions                                                           14,470          29,564             191,409         223,707
------------------------------------------------------------  ---------------------------------   ---------------------------------
Total Increase (Decrease) in Net Assets                                (113,865)          2,801             458,363         319,210
============================================================  =================================   =================================

Net Assets:

Beginning of period                                                     659,825         657,024           2,433,050       2,113,840
------------------------------------------------------------  ---------------------------------   ---------------------------------
End of period *                                               $         545,960   $     659,825   $       2,891,413   $   2,433,050
------------------------------------------------------------  ---------------------------------   ---------------------------------

*Including net undistributed (overdistributed)
  investment income of:                                       $          38,842   $      41,268   $         (17,502)  $           1
------------------------------------------------------------  ---------------------------------   ---------------------------------


Amounts in thousands                                         Core Equity Fund

Increase (Decrease) in Net Assets from:                       Six Months Ended      Year Ended
                                                             December 31, 1999   June 30, 1999
                                                                    (Unaudited)
Operations:
Net investment income (loss)                                 $               1    $       (125)
-----------------------------------------------------------  -----------------    ------------
Net realized gain (loss)                                                   203          47,076
-----------------------------------------------------------  -----------------    ------------
Net change in unrealized appreciation (depreciation)                       (78)        (29,090)
-----------------------------------------------------------  -----------------    ------------
Net increase (decrease) resulting from operations                          126          17,861
===========================================================  =================    ============

Distributions to Shareholders:

From net investment income
  Institutional Class                                                       (1)              0
-----------------------------------------------------------  -----------------    ------------
  Administrative Class                                                       0               0
-----------------------------------------------------------  -----------------    ------------
  Other Classes                                                              0               0
-----------------------------------------------------------  -----------------    ------------
From net realized capital gains
  Institutional Class                                                     (205)            (59)
-----------------------------------------------------------  -----------------    ------------
  Administrative Class                                                      (6)         (5,514)
-----------------------------------------------------------  -----------------    ------------
  Other Classes                                                              0               0
-----------------------------------------------------------  -----------------    ------------
In excess of net realized capital gains
  Institutional Class                                                        0               0
-----------------------------------------------------------  -----------------    ------------
  Administrative Class                                                       0               0
-----------------------------------------------------------  -----------------    ------------
  Other Classes                                                              0               0
-----------------------------------------------------------  -----------------    ------------

Total Distributions                                                       (212)         (5,573)
===========================================================  =================    ============

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                      337           1,782
-----------------------------------------------------------  -----------------    ------------
  Administrative Class                                                      30          34,758
-----------------------------------------------------------  -----------------    ------------
  Other Classes                                                              0               0
-----------------------------------------------------------  -----------------    ------------
Issued in reorganization
  Other Classes                                                              0               0
-----------------------------------------------------------  -----------------    ------------
Issued as reinvestment of distributions
  Institutional Class                                                      194              57
-----------------------------------------------------------  -----------------    ------------
  Administrative Class                                                       3           5,514
-----------------------------------------------------------  -----------------    ------------
  Other Classes                                                              0               0
-----------------------------------------------------------  -----------------    ------------
Cost of shares redeemed
  Institutional Class                                                     (135)         (2,915)
-----------------------------------------------------------  -----------------    ------------
  Administrative Class                                                      (2)       (180,866)
-----------------------------------------------------------  -----------------    ------------
  Other Classes                                                              0               0
-----------------------------------------------------------  -----------------    ------------
Net increase (decrease) resulting from Fund share
  transactions                                                             427        (141,670)
-----------------------------------------------------------  -----------------    ------------

Total Increase (Decrease) in Net Assets                                    341        (129,382)
===========================================================  =================    ============

Net Assets:

Beginning of period                                                      1,199         130,581
-----------------------------------------------------------  -----------------    ------------
End of period *                                              $           1,540    $      1,199
-----------------------------------------------------------  -----------------    ------------

*Including net undistributed (overdistributed)
  investment income of:                                      $               0    $          0
-----------------------------------------------------------  -----------------    ------------

+ Share class was redeemed on May 27, 1999.


42  See accompanying notes


Target Fund                        Mid-Cap Equity Fund                  Opportunity Fund                   Innovation Fund
---------------------------------  ----------------------------------   ---------------------------------  ------------------
 Six Months Ended      Year Ended    Six Months Ended      Year Ended    Six Months Ended      Year Ended    Six Months Ended
December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999   December 31, 1999
      (Unaudited)                         (Unaudited)                         (Unaudited)                         (Unaudited)
      $   (10,071)    $   (12,880)        $       (20)    $       (33)        $    (2,849)    $    (6,871)        $   (14,122)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
           62,111         124,994               1,938           2,964              92,137          92,947             349,045
---------------------------------   ---------------------------------   ---------------------------------   -----------------
          517,671          38,444                (316)           (130)            100,341         (86,017)          1,161,980
---------------------------------   ---------------------------------   ---------------------------------   -----------------
          569,711         150,558               1,602           2,801             189,629              59           1,496,903
=================================   =================================   =================================   =================

                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------

             (319)              0              (2,876)           (425)             (1,540)              0                (736)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
             (555)              0                   0            (168)+            (1,965)              0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
         (120,196)        (68,199)                  0               0            (122,163)        (88,374)           (291,842)
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------

         (121,070)        (68,199)             (2,876)           (593)           (125,668)        (88,374)           (292,578)
=================================   =================================   =================================   ==================


            2,357           1,265               1,165           1,457               4,556             428               6,091
---------------------------------   ---------------------------------   ---------------------------------   -----------------
            1,319           5,508                   0           2,607               5,262           1,990                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
          955,022       1,337,208                   0               0             272,729       1,722,778           1,509,486
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------

              319               0               1,370             184               1,540               0                 582
---------------------------------   ---------------------------------   ---------------------------------   -----------------
              555               0                   0             168               1,964               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
          110,765          64,479                   0               0             113,131          81,564             273,102
---------------------------------   ---------------------------------   ---------------------------------   -----------------

             (259)            (36)             (3,205)         (4,344)               (117)            (38)               (224)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
           (1,384)           (275)                  0          (5,740)             (1,162)           (101)                  0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
       (1,016,421)     (1,510,466)                  0               0            (310,515)     (1,986,190)           (796,197)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
           52,273        (102,317)               (670)         (5,668)             87,388        (179,569)            992,840
---------------------------------   ---------------------------------   ---------------------------------   -----------------

          500,914         (19,958)             (1,944)         (3,460)            151,349        (267,884)          2,197,165
=================================   =================================   =================================   =================

        1,166,241       1,186,199               7,399          10,859             433,062         700,946           1,264,903
---------------------------------   ---------------------------------   ---------------------------------   -----------------
      $ 1,667,155     $ 1,166,241         $     5,455     $     7,399         $   584,411     $   433,062         $ 3,462,068
---------------------------------   ---------------------------------   ---------------------------------   -----------------

      $    57,671     $    67,742         $     2,746     $     2,766         $     9,978     $    12,827         $   (14,122)
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                  International Growth Fund
---------------   ---------------------------------
     Year Ended    Six Months Ended      Year Ended
  June 30, 1999   December 31, 1999   June 30, 1999
                         (Unaudited)

$       (10,056)  $             (58)  $         (10)
---------------   -----------------   -------------
         82,075               1,250           1,916
---------------   -----------------   -------------
        250,804               4,247            (119)
---------------   -----------------   -------------
        322,823               5,439           1,787
===============   =================   =============


              0                   0              (8)
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------

              0              (2,103)           (519)
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------
        (23,554)                  0               0
---------------   -----------------   -------------

              0                   0               0
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------

        (23,554)             (2,103)           (527)
===============   =================   =============

            895               9,153             355
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------
      1,310,384                   0               0
---------------   -----------------   -------------

              0                   0               0
---------------   -----------------   -------------

              0               1,831               2
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------
         22,135                   0               0
---------------   -----------------   -------------

           (505)            (10,148)            (31)
---------------   -----------------   -------------
              0                   0               0
---------------   -----------------   -------------
       (753,602)                  0               0
---------------   -----------------   -------------
        579,307                 836             326
---------------   -----------------   -------------

        878,576               4,172           1,586
===============   =================   =============

        386,327               8,408           6,822
---------------   -----------------   -------------
$     1,264,903   $          12,580   $       8,408
---------------   -----------------   -------------
$             0   $           1,401   $       1,459
---------------   -----------------   -------------

                                                       See accompanying notes 43

                                                              Mega-Cap
Amounts in thousands                                          Fund                 Capital Appreciation Fund
                                                              ------------------   ---------------------------------
                                                                     Period from    Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                       August 31, 1999 to   December 31, 1999   June 30, 1999
                                                               December 31, 1999          (Unaudited)
                                                                      (Unaudited)
Operations:

Net investment income (loss)                                         $         2         $       494     $     4,855
------------------------------------------------------------  ------------------   ---------------------------------
Net realized gain (loss)                                                    (111)             84,228         127,483
------------------------------------------------------------  ------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)                         835              28,003         (27,333)
------------------------------------------------------------  ------------------   ---------------------------------
Net increase (decrease) resulting from operations                            726             112,725         105,005
============================================================  ==================   =================================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                         (1)             (2,373)         (4,163)
------------------------------------------------------------  ------------------   ---------------------------------
Administrative Class                                                           0                (383)         (1,045)
------------------------------------------------------------  ------------------   ---------------------------------
Other Classes                                                                  0                 (75)           (398)
------------------------------------------------------------  ------------------   ---------------------------------
From net realized capital gains
  Institutional Class                                                          0             (91,584)        (43,876)
------------------------------------------------------------  ------------------   ---------------------------------
Administrative Class                                                           0             (39,815)        (12,574)
------------------------------------------------------------  ------------------   ---------------------------------
Other Classes                                                                  0             (37,105)        (14,257)
------------------------------------------------------------  ------------------   ---------------------------------
In excess of net realized capital gains
  Institutional Class                                                          0                   0               0
------------------------------------------------------------  ------------------   ---------------------------------
Administrative Class                                                           0                   0               0
------------------------------------------------------------  ------------------   ---------------------------------
Other Classes                                                                  0                   0               0
------------------------------------------------------------  ------------------   ---------------------------------

Total Distributions                                                           (1)           (171,335)        (76,313)
============================================================  ==================   =================================

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                      3,000             253,425         439,612
------------------------------------------------------------  ------------------   ---------------------------------
  Administrative Class                                                         0              19,427         152,828
------------------------------------------------------------  ------------------   ---------------------------------
  Other Classes                                                                0              22,365          98,940
------------------------------------------------------------  ------------------   ---------------------------------
Issued in reorganization
  Other Classes                                                                0                   0               0
------------------------------------------------------------  ------------------   ---------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                          1              79,661          35,601
------------------------------------------------------------  ------------------   ---------------------------------
  Administrative Class                                                         0              40,183          13,612
------------------------------------------------------------  ------------------   ---------------------------------
  Other Classes                                                                0              35,603          13,712
------------------------------------------------------------  ------------------   ---------------------------------
Cost of shares redeemed
  Institutional Class                                                          0            (407,182)       (649,159)
------------------------------------------------------------  ------------------   ---------------------------------
  Administrative Class                                                         0             (74,021)        (76,012)
------------------------------------------------------------  ------------------   ---------------------------------
  Other Classes                                                                0             (57,042)        (77,743)
------------------------------------------------------------  ------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
  transactions                                                             3,001             (87,581)        (48,609)
------------------------------------------------------------  ------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                                    3,726            (146,191)        (19,917)
============================================================  ==================   =================================

Net Assets:

Beginning of period                                                            0           1,103,626       1,123,543
------------------------------------------------------------  ------------------   ---------------------------------
End of period *                                                      $     3,726         $   957,435     $ 1,103,626
------------------------------------------------------------  ------------------   ---------------------------------

* Including net undistributed (overdistributed) investment
    income of:                                                       $         1         $      (810)    $     1,527
------------------------------------------------------------  ------------------   ---------------------------------





Amounts in thousands                                                   Mid-Cap Growth Fund
                                                                       ---------------------------------
                                                                        Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                                December 31, 1999   June 30, 1999
                                                                              (Unaudited)
Operations:

Net investment income (loss)                                                 $       772     $     1,713
--------------------------------------------------------------------   -----------------    ------------
Net realized gain (loss)                                                          13,132             867
--------------------------------------------------------------------   -----------------    ------------
Net change in unrealized appreciation (depreciation)                             112,366           7,029
--------------------------------------------------------------------   -----------------    ------------
Net increase (decrease) resulting from operations                                126,270           9,609
====================================================================   =================    ============

Distributions to Shareholders:

From net investment income
  Institutional Class                                                             (2,704)           (342)
--------------------------------------------------------------------   -----------------    ------------
  Administrative Class                                                              (205)            (48)
--------------------------------------------------------------------   -----------------    ------------
  Other Classes                                                                     (213)            (33)
--------------------------------------------------------------------   -----------------    ------------
From net realized capital gains
  Institutional Class                                                               (426)        (21,475)
--------------------------------------------------------------------   -----------------    ------------
  Administrative Class                                                               (75)         (4,502)
--------------------------------------------------------------------   -----------------    ------------
  Other Classes                                                                     (215)        (15,306)
--------------------------------------------------------------------   -----------------    ------------
In excess of net realized capital gains
  Institutional Class                                                                  0               0
--------------------------------------------------------------------   -----------------    ------------
  Administrative Class                                                                 0               0
--------------------------------------------------------------------   -----------------    ------------
  Other Classes                                                                        0               0
--------------------------------------------------------------------   -----------------    ------------

Total Distributions                                                               (3,838)        (41,706)
====================================================================   =================    ============

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                            338,943         640,912
--------------------------------------------------------------------   -----------------    ------------
  Administrative Class                                                            21,855         104,472
--------------------------------------------------------------------   -----------------    ------------
  Other Classes                                                                   57,569         199,882
--------------------------------------------------------------------   -----------------    ------------
Issued in reorganization
  Other Classes                                                                        0               0
--------------------------------------------------------------------   -----------------    ------------
Issued as reinvestment of distributions
  Institutional Class                                                              2,801          19,896
--------------------------------------------------------------------   -----------------    ------------
  Administrative Class                                                               280           4,543
--------------------------------------------------------------------   -----------------    ------------
  Other Classes                                                                      412          14,079
--------------------------------------------------------------------   -----------------    ------------
Cost of shares redeemed
  Institutional Class                                                           (394,850)       (505,497)
--------------------------------------------------------------------   -----------------    ------------
  Administrative Class                                                           (32,391)        (74,169)
--------------------------------------------------------------------   -----------------    ------------
  Other Classes                                                                  (99,842)       (157,774)
--------------------------------------------------------------------   -----------------    ------------
Net increase (decrease) resulting from Fund share transactions                  (105,223)        246,344
--------------------------------------------------------------------   -----------------    ------------

Total Increase (Decrease) in Net Assets                                           17,209         214,247
====================================================================   =================    ============

Net Assets:

Beginning of period                                                            1,008,125         793,878
--------------------------------------------------------------------   -----------------    ------------
End of period *                                                              $ 1,025,334     $ 1,008,125
--------------------------------------------------------------------   -----------------    ------------

*Including net undistributed (overdistributed) investment income of:         $    (1,038)    $     1,312
--------------------------------------------------------------------   -----------------    ------------

44   See accompanying notes

Small-Cap Growth Fund               Micro-Cap Growth Fund               Equity Income Fund                  Value Fund
---------------------------------   ---------------------------------   ---------------------------------   -----------------
 Six Months Ended      Year Ended    Six Months Ended      Year Ended    Six Months Ended      Year Ended    Six Months Ended
December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999   December 31, 1999
      (Unaudited)                         (Unaudited)                         (Unaudited)                         (Unaudited)
      $      (154)    $       (53)        $      (867)    $    (1,742)        $     2,532     $     5,424         $     1,763
---------------------------------   ---------------------------------   ---------------------------------   -----------------
            1,465          (9,957)             10,584          (9,322)              8,195          28,130              17,218
---------------------------------   ---------------------------------   ---------------------------------   -----------------
            3,799             799                (589)        (26,056)            (34,549)         (8,864)            (32,592)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
            5,110          (9,211)              9,128         (37,120)            (23,822)         24,690             (13,611)
=================================   =================================   =================================   =================

                0               0                   0               0              (2,189)         (3,796)             (1,006)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0                (248)           (331)               (257)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0                (960)         (1,192)             (1,045)
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                0               0                   0               0             (19,089)        (15,114)            (13,672)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0              (2,190)         (1,194)             (3,755)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0             (10,255)         (6,359)            (21,328)
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                0          (2,229)                  0          (7,982)                  0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0             (52)                  0             (83)                  0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------


                0          (2,281)                  0          (8,065)            (34,931)        (27,986)            (41,063)
=================================   =================================   =================================   =================


            5,375          36,581              12,292          98,906               4,318          28,202              21,577
---------------------------------   ---------------------------------   ---------------------------------   -----------------
              703           1,691               2,074           2,225               1,558           7,079               6,878
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0               9,192          38,810              24,218
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                0               0                   0               0                   0               0                   0
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                0           2,229                   0           6,383              21,189          18,538              14,559
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0              52                   0              83               2,434           1,521               4,004
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0              10,550           7,112              20,545
---------------------------------   ---------------------------------   ---------------------------------   -----------------

          (11,397)         (8,682)            (40,682)        (84,282)            (17,939)        (59,589)             (9,544)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
             (576)           (379)               (567)         (3,312)             (2,498)         (6,530)             (7,478)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
                0               0                   0               0             (15,994)        (31,549)            (39,706)
---------------------------------   ---------------------------------   ---------------------------------   -----------------
           (5,895)         31,492             (26,883)         20,003              12,810           3,594              35,053
---------------------------------   ---------------------------------   ---------------------------------   -----------------

             (785)         20,000             (17,755)        (25,182)            (45,943)            298             (19,621)
=================================   =================================   =================================   =================

           68,622          48,622             237,439         262,621             202,005         201,707             231,638
---------------------------------   ---------------------------------   ---------------------------------   -----------------
      $    67,837     $    68,622         $   219,684     $   237,439         $   156,062     $   202,005         $   212,017
---------------------------------   ---------------------------------   ---------------------------------   -----------------

      $      (142)    $        12         $      (867)    $         0         $     4,081     $     4,946         $    10,182
---------------------------------   ---------------------------------   ---------------------------------   -----------------

                  Value 25 Fund
                  ------------------------------------
     Year Ended    Six Months Ended        Period From
  June 30, 1999   December 31, 1999      July 10, 1998
                         (Unaudited)  to June 30, 1999
    $     3,245         $        23        $        18
---------------   ------------------------------------
         29,420                (257)               (84)
---------------   ------------------------------------
         (6,992)               (187)                48
---------------   ------------------------------------
         25,673                (421)               (18)
===============   ====================================

         (1,539)                 (3)                (1)
---------------   ------------------------------------
           (310)                  0                  0
---------------   ------------------------------------
         (1,228)                (37)                (7)
---------------   ------------------------------------

         (9,693)                  0                  0
---------------   ------------------------------------
         (1,646)                  0                  0
---------------   ------------------------------------
        (14,992)                  0                  0
---------------   ------------------------------------

              0                   0                  0
---------------   ------------------------------------
              0                   0                  0
---------------   ------------------------------------
              0                   0                  0
---------------   ------------------------------------


        (29,408)                (40)                (8)
===============   ====================================


         19,355                   0                388
---------------   ------------------------------------
         14,684                   0                  0
---------------   ------------------------------------
         65,101               2,494              3,941
---------------   ------------------------------------

              0                   0                  0
---------------   ------------------------------------

         11,141                   0                  1
---------------   ------------------------------------
          1,950                   0                  0
---------------   ------------------------------------
         14,980                  36                  6
---------------   ------------------------------------

        (43,290)               (184)              (149)
---------------   ------------------------------------
         (4,695)                  0                  0
---------------   ------------------------------------
        (83,212)             (1,901)            (1,972)
---------------   ------------------------------------
         (3,986)                445              2,215
---------------   ------------------------------------

         (7,721)                (16)             2,189
===============   ====================================

        239,359               2,189                  0
---------------   ------------------------------------
    $   231,638         $     2,173        $     2,189
---------------   ------------------------------------

    $    10,727         $        (7)       $        10
---------------   ------------------------------------


                                                      See accompanying notes  45

Amounts in thousands                                          Small-Cap Value Fund                Enhanced Equity Fund
                                                              ---------------------------------   ---------------------------------
                                                               Six Months Ended      Year Ended    Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                       December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999
                                                                     (Unaudited)                         (Unaudited)
Operations:

Net investment income (loss)                                        $     3,167     $     5,018         $       158     $       310
-------------------------------------------------------------  --------------------------------   ---------------------------------
Net realized gain (loss)                                                (12,563)        (11,944)                944           3,923
-------------------------------------------------------------  --------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)                    (35,329)        (15,379)              3,057           5,764
-------------------------------------------------------------  --------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                       (44,725)        (22,305)              4,159           9,997
=============================================================  ================================   =================================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                      (938)           (796)               (230)           (201)
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Administrative Class                                                     (331)           (247)               (108)            (83)
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Other Classes                                                          (4,387)         (1,810)                  0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
From net realized capital gains
  Institutional Class                                                         0               0              (1,500)         (4,601)
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Administrative Class                                                        0               0                (951)         (1,928)
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Other Classes                                                               0               0                   0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
In excess of net realized capital gains
  Institutional Class                                                         0          (1,632)                  0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Administrative Class                                                        0            (543)                  0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Other Classes                                                               0          (9,214)                  0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------

Total Distributions                                                      (5,656)        (14,242)             (2,789)         (6,813)
=============================================================  ================================   =================================

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                     5,655          37,773               3,877           8,851
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Administrative Class                                                    4,388          22,238               6,748          15,340
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Other Classes                                                          75,900         183,088                   0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
Issued in reorganization
  Other Classes                                                               0               0                   0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                       797           2,202               1,713           4,790
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Administrative Class                                                      324             790               1,060           2,005
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Other Classes                                                           4,107          10,426                   0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
Cost of shares redeemed
  Institutional Class                                                   (19,900)        (24,130)             (6,188)         (9,355)
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Administrative Class                                                   (7,779)        (12,454)             (4,505)         (5,174)
-------------------------------------------------------------  --------------------------------   ---------------------------------
  Other Classes                                                         (91,359)       (160,295)                  0               0
-------------------------------------------------------------  --------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share transactions          (27,867)         59,638               2,705          16,457
-------------------------------------------------------------  --------------------------------   ---------------------------------

Fund Reimbursement Fee:                                                       0               0                   0               0
=============================================================  ================================   =================================

Total Increase (Decrease) in Net Assets                                 (78,248)         23,091               4,075          19,641
=============================================================  ================================   =================================

Net Assets:

Beginning of period                                                     397,643         374,552              66,634          46,993
-------------------------------------------------------------  --------------------------------   ---------------------------------
End of period *                                                     $   319,395     $   397,643         $    70,709     $    66,634
-------------------------------------------------------------  --------------------------------   ---------------------------------

* Including net undistributed (overdistributed) investment
    income of:                                                      $       814     $     3,303         $       141     $       321
-------------------------------------------------------------  --------------------------------   ---------------------------------

Amounts in thousands                                          Tax-Efficient Equity Fund
                                                              -------------------------------------
                                                                 Six Months Ended       Period from
Increase (Decrease) in Net Assets from:                         December 31, 1999  July 10, 1998 to
                                                                      (Unaudited)     June 30, 1999

Operations:
Net investment income (loss)                                         $       (45)       $       (27)
------------------------------------------------------------  ------------------   ----------------
Net realized gain (loss)                                                  (1,668)              (228)
------------------------------------------------------------  ------------------   ----------------
Net change in unrealized appreciation (depreciation)                       5,713              3,290
------------------------------------------------------------  ------------------   ----------------
Net increase (decrease) resulting from operations                          4,000              3,035
============================================================  ==================   ================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                          0                  0
------------------------------------------------------------  ------------------   ----------------
  Administrative Class                                                         0                  0
------------------------------------------------------------  ------------------   ----------------
  Other Classes                                                                0                  0
------------------------------------------------------------  ------------------   ----------------
From net realized capital gains
  Institutional Class                                                          0                  0
------------------------------------------------------------  ------------------   ----------------
  Administrative Class                                                         0                  0
------------------------------------------------------------  ------------------   ----------------
  Other Classes                                                                0                  0
------------------------------------------------------------  ------------------   ----------------
In excess of net realized capital gains
  Institutional Class                                                          0                  0
------------------------------------------------------------  ------------------   ----------------
  Administrative Class                                                         0                  0
------------------------------------------------------------  ------------------   ----------------
  Other Classes                                                                0                  0
------------------------------------------------------------  ------------------   ----------------

Total Distributions                                                            0                  0
============================================================  ==================   ================

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                      1,085                  0
------------------------------------------------------------  ------------------   ----------------
  Administrative Class                                                    16,927              3,320
------------------------------------------------------------  ------------------   ----------------
  Other Classes                                                           14,307             26,786
------------------------------------------------------------  ------------------   ----------------
Issued in reorganization
  Other Classes                                                                0                  0
------------------------------------------------------------  ------------------   ----------------
Issued as reinvestment of distributions
  Institutional Class                                                          0                  0
------------------------------------------------------------  ------------------   ----------------
  Administrative Class                                                         0                  0
------------------------------------------------------------  ------------------   ----------------
  Other Classes                                                                0                  0
------------------------------------------------------------  ------------------   ----------------
Cost of shares redeemed
  Institutional Class                                                          0                  0
------------------------------------------------------------  ------------------   ----------------
  Administrative Class                                                    (2,921)              (158)
------------------------------------------------------------  ------------------   ----------------
  Other Classes                                                           (4,593)            (5,032)
------------------------------------------------------------  ------------------   ----------------
Net increase (decrease) resulting from Fund share
  transactions                                                            24,805             24,916
------------------------------------------------------------  ------------------   ----------------

Fund Reimbursement Fee:                                                        0                  0
============================================================  ==================   ================

Total Increase (Decrease) in Net Assets                                   28,805             27,951
============================================================  ==================   ================

Net Assets:

Beginning of period                                                       27,951                  0
------------------------------------------------------------  ------------------   ----------------
End of period *                                                      $    56,756   $         27,951
------------------------------------------------------------  ------------------   ----------------
* Including net undistributed (overdistributed) investment
    income of:                                                       $       (50)  $             (5)
------------------------------------------------------------  ------------------   ----------------

46  See accompanying notes


Structured Emerging                 Tax-Efficient Structured
Markets Fund                        Emerging Markets Fund               International Fund
---------------------------------   ---------------------------------   ---------------------------------
 Six Months Ended      Year Ended    Six Months Ended      Year Ended    Six Months Ended      Year Ended
December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999
       (Unaudited)                         (Unaudited)                         (Unaudited)
      $       (30)    $       546         $      (294)    $       739         $      (455)    $      (761)
---------------------------------   ---------------------------------   ---------------------------------
            3,082           1,917               1,117         (10,520)              9,531          16,040
---------------------------------   ---------------------------------   ---------------------------------
            6,702           7,959              16,708          27,046              21,731         (16,663)
---------------------------------   ---------------------------------   ---------------------------------
            9,754          10,422              17,531          17,265              30,807          (1,384)
=================================   =================================   =================================


             (284)           (252)               (716)           (300)                  0               0
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0                   0               0
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0                   0               0
---------------------------------   ---------------------------------   ---------------------------------

           (2,974)           (980)                  0               0                (652)            (67)
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0              (2,285)           (129)
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0             (16,526)        (11,816)
---------------------------------   ---------------------------------   ---------------------------------

                0               0                   0               0                   0               0
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0                   0               0
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0                   0               0
---------------------------------   ---------------------------------   ---------------------------------

           (3,258)         (1,232)               (716)           (300)            (19,463)        (12,012)
=================================   =================================   =================================


            1,170           2,664               8,114          12,518               1,133           5,567
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0               4,884          16,127
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0             402,023         736,111
---------------------------------   ---------------------------------   ---------------------------------

                0          35,582                   0          44,157                   0               0
---------------------------------   ---------------------------------   ---------------------------------

            2,979           1,209                 574             300                 652              67
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0               2,285             129
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0              15,117          11,029
---------------------------------   ---------------------------------   ---------------------------------

           (1,146)         (2,261)             (1,070)         (1,678)               (649)         (2,213)
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0              (5,216)         (1,579)
---------------------------------   ---------------------------------   ---------------------------------
                0               0                   0               0            (426,920)       (757,207)
---------------------------------   ---------------------------------   ---------------------------------
            3,003          37,194               7,618          55,297              (6,691)          8,031
---------------------------------   ---------------------------------   ---------------------------------

                0             193                   0             247                   0               0
=================================   =================================   =================================

            9,499          46,577              24,433          72,509               4,653          (5,365)
=================================   =================================   =================================

           46,577               0              72,509               0             149,087         154,452
---------------------------------   ---------------------------------   ---------------------------------
      $    56,076     $    46,577         $    96,942     $    72,509         $   153,740     $   149,087
---------------------------------   ---------------------------------   ---------------------------------

      $       653     $       967         $      (703)    $       307         $    (1,954)    $    (1,499)
---------------------------------   ---------------------------------   ---------------------------------


                                                      See accompanying notes  47

Schedule of Investments
Renaissance Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.0%
--------------------------------------------------------------------------------
Aerospace 2.7%
Orbital Sciences Corp. (b)                             780,000      $    14,479
                                                                    -----------
Capital Goods 4.7%
CNH Global NV                                        1,081,500           14,397
Metso OYJ                                              537,000            6,978
McDermott International, Inc.                          345,000            3,127
Raytheon Co. 'A'                                        51,000            1,265
                                                                    -----------
                                                                         25,767
Communications 3.3%
Loral Space & Communications Ltd.                      609,500           14,818
Comsat Corp.                                           153,171            3,044
ICO Global Communications (b)                          100,000              363
                                                                    -----------
                                                                         18,225
Consumer Discretionary 3.7%
Tupperware Corp.                                       528,000            8,943
Hitachi Ltd.                                           517,000            8,299
Great Atlantic & Pacific Tea Co., Inc.                 110,000            3,066
                                                                    -----------
                                                                         20,308
Consumer Services 0.2%
Renaissance Re Holdings Ltd.                            23,000              940
                                                                    -----------
Consumer Staples 8.7%
Suiza Foods Corp. (b)                                  475,000           18,822
Corn Products International, Inc.                      389,000           12,740
Philip Morris Cos., Inc.                               260,000            6,029
Tate & Lyle PLC                                        639,345            4,095
Tyson Foods, Inc.                                      235,000            3,819
Flowers Industries, Inc.                               115,200            1,836
                                                                    -----------
                                                                         47,341
Energy 14.4%
Valero Energy Corp.                                  1,000,900           19,893
Nabors Industries, Inc. (b)                            595,600           18,426
R & B Falcon Corp. (b)                                 891,000           11,806
Rowan Cos., Inc. (b)                                   446,900            9,692
Union Pacific Resources Group                          538,700            6,868
Gulf Canada Resources Ltd.                           1,573,700            5,311
Tosco Corp.                                            137,500            3,738
Ocean Energy, Inc. (b)                                 380,000            2,945
                                                                    -----------
                                                                         78,679
Environmental Services 1.0%
Republic Services, Inc.                                360,000            5,175
                                                                    -----------
Financial & Business Services 18.1%
Aetna, Inc.                                            452,600           25,261
Ace Ltd.                                             1,174,800           19,604
Pacific Century Financial Corp.                        754,300           14,096
Everest Reinsurance Holdings, Inc.                     408,200            9,108
St. Paul Cos., Inc.                                    235,800            7,944
Conseco, Inc.                                          300,000            5,362
Washington Mutual, Inc.                                190,000            4,940
Fremont General Corp.                                  667,000            4,919
AmeriCredit Corp. (b)                                  210,700            3,898
SLM Holding Corp.                                       57,900            2,446
Aon Corp.                                               25,000            1,000
IPC Holdings Limited                                    20,000              298
                                                                    -----------
                                                                         98,876
Health Care 7.7%
Foundation Health Systems, Inc. 'A' (b)              2,297,000           22,826
Tenet Healthcare Corp. (b)                             821,900           19,315
                                                                    -----------
                                                                         42,141
Materials & Processing 15.9%
Asia Pulp & Paper Co. Ltd. SP -  ADR                 2,535,900           19,970
Ispat International NV                               1,005,300           16,210
Smurfit-Stone Container Corp. (b)                      588,500           14,418
Gaylord Container Corp. 'A' (b)                      2,014,200           13,722
Ucar International, Inc. (b)                           675,000           12,023
Buenaventura SA                                        211,000            3,389
Mercer International, Inc.                             561,800            2,598
Eastman Chemical Co.                                    40,000            1,908
IMC Global, Inc.                                       100,000            1,638
CK Witco Corp.                                          83,800            1,121
                                                                    -----------
                                                                         86,997
Technology 11.8%
Arrow Electronics, Inc. (b)                            957,000      $    24,284
Micron Technology, Inc. (b)                            244,000           18,971
Matsushita Electric Industrial Co. Ltd.                455,000           12,603
Kulicke & Soffa Industries (b)                         131,100            5,580
Hutchinson Technology (b)                              130,000            2,763
                                                                    -----------
                                                                         64,201
Utilities 4.8%
Niagara Mohawk Holdings, Inc.                          688,300            9,593
Midamerican Energy Holdings Co. (b)                    209,000            7,041
Citizens Utilities Co. 'B'                             376,100            5,336
Western Resources, Inc.                                255,000            4,335
PG&E Corp.                                               6,700              137
                                                                    -----------
                                                                         26,442
                                                                    -----------
Total Common Stocks                                                     529,571
                                                                    -----------
(Cost $539,263)

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.4%
--------------------------------------------------------------------------------
                                                    Principal
                                                      Amount
                                                      (000s)
Convertible Bonds & Notes 0.4%
APP Finance VI Mauritius Ltd.
  0.000% due 11/18/2012                         $       10,000            1,791
APP Global Finance Ltd.
  2.000% due 07/25/2000                                    500              549

                                                                    -----------
Total Convertible Bonds & Notes                                           2,340
                                                                    -----------
(Cost $2,345)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.2%
--------------------------------------------------------------------------------

Repurchase Agreement 2.2%
State Street Bank
  4.000% due 01/03/2000                                 11,761           11,761
  (Dated 12/31/1999. Collateralized by
  Federal Home Loan Bank 5.400% due
  11/17/2003 valued at $11,998.
  Repurchase proceeds are $11,795.)
                                                                    -----------
Total Short-Term Instruments                                             11,761
                                                                    -----------
(Cost $11,761)

Total Investments (a) 99.6%                                         $   543,672
(Cost $553,369)

Other Assets and Liabilities (Net) 0.4%                                   2,288
                                                                    -----------
Net Assets 100.0%                                                   $   545,960
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $    59,945

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (69,642)
                                                                    -----------
Unrealized depreciation-net                                         $    (9,697)
                                                                    -----------
(b) Non-income producing security.


48 See accompanying notes

Schedule of Investments
Growth Fund
December 31, 1999 (Unaudited)
                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.4%
--------------------------------------------------------------------------------
Aerospace 1.0%
Honeywell International, Inc.                          500,000      $    28,844
                                                                    -----------
Capital Goods 2.7%
General Electric Co.                                   500,000           77,375
                                                                    -----------
Communications 17.1%
Nokia Corp. SP - ADR                                 1,000,000          190,000
Qualcomm, Inc. (b)                                     600,000          105,675
Nortel Networks Corp.                                  800,000           80,800
MCI WorldCom, Inc. (b)                               1,500,000           79,594
AT&T Corp. - Liberty Media Group 'A' (b)               650,000           36,888
                                                                    -----------
                                                                        492,957
Consumer Discretionary 12.8%
Home Depot, Inc.                                     1,875,000          128,555
Wal-Mart Stores, Inc.                                1,500,000          103,687
Clear Channel Communications (b)                       750,000           66,938
Kohls Corp. (b)                                        500,000           36,094
Gemstar International Group Ltd. (b)                   500,000           35,625
                                                                    -----------
                                                                        370,899
Consumer Services 0.6%
United Parcel Service, Inc.                            250,000           17,250
                                                                    -----------
Energy 1.5%
Enron Corp.                                          1,000,000           44,375
                                                                    -----------
Financial & Business Services 16.7%
Morgan Stanley, Dean Witter, Discover and Co.          750,000          107,062
Omnicom Group                                        1,000,000          100,000
Citigroup, Inc.                                      1,750,000           97,234
American Express Co.                                   500,000           83,125
American International Group, Inc.                     600,000           64,875
Federal National Mortgage Association                  500,000           31,219
                                                                    -----------
                                                                        483,515
Health Care 7.3%
Amgen, Inc. (b)                                      1,000,000           60,063
Genentech, Inc. (b)                                    400,000           53,800
Bristol-Myers Squibb Co.                               600,000           38,513
Schering-Plough Corp.                                  800,000           33,750
Guidant Corp.                                          550,000           25,850
                                                                    -----------
                                                                        211,976
Technology 38.7%
EMC Corp. (b)                                        1,500,000          163,875
Cisco Systems, Inc. (b)                              1,500,000          160,687
Microsoft Corp. (b)                                  1,000,000          116,750
JDS Uniphase Corp. (b)                                 500,000           80,656
Sun Microsystems, Inc. (b)                           1,000,000           77,437
America Online, Inc. (b)                             1,000,000           75,438
Motorola, Inc.                                         500,000           73,625
Solectron Corp. (b)                                    750,000           71,344
Broadcom Corp. (b)                                     250,000           68,094
Telefonaktiebolaget LM Ericsson SP - ADR             1,000,000           65,687
Texas Instruments, Inc.                                500,000           48,437
Lucent Technologies, Inc.                              500,000           37,406
Comverse Technology, Inc. (b)                          250,000           36,187
Intel Corp.                                            300,000           24,694
Internet Capital Group LLC (b)                         100,000           17,000
                                                                    -----------
                                                                      1,117,317
                                                                    -----------
Total Common Stocks                                                   2,844,508
                                                                    -----------
(Cost $1,632,987)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------

Industrials 0.0%
Cabbell Financial Grantor Trust
  7.187% due 12/31/2002                         $          508      $       432

                                                                    -----------
Total Corporate Bonds & Notes                                               432
                                                                    -----------
(Cost $505)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.5%
--------------------------------------------------------------------------------

Repurchase Agreement 1.5%
State Street Bank
  4.000% due 01/03/2000                                 44,521           44,521
  (Dated 12/31/1999. Collateralized by
  Federal National Mortgage Association
  6.400% due 12/21/2001 valued at $45,413.
  Repurchase proceeds are $44,536.)
                                                                    -----------
Total Short-Term Instruments                                             44,521
                                                                    -----------
(Cost $44,521)

Total Investments (a) 99.9%                                         $ 2,889,461
(Cost $1,678,013)

Other Assets and Liabilities                                              1,952
                                                                    -----------
 (Net) 0.1%

Net Assets 100.0%                                                   $ 2,891,413
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $ 1,222,140

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (10,692)
                                                                    -----------
Unrealized appreciation-net                                         $ 1,211,448
                                                                    -----------
(b) Non-income producing security.


                                                       See accompanying notes 49

Schedule of Investments
Core Equity Fund
December 31, 1999 (Unaudited)
                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.7%
--------------------------------------------------------------------------------
Aerospace 4.2%
Boeing Co.                                                 880      $        37
Lockheed Martin Corp.                                    1,290               28
                                                                    -----------
                                                                             65
Capital Goods 3.4%
Deere & Co.                                              1,220               53
                                                                    -----------
Communications 8.8%
Nokia Corp. SP - ADR                                       410               78
MCI WorldCom, Inc. (b)                                     615               33
Nortel Networks Corp.                                      250               25
                                                                    -----------
                                                                            136
Consumer Discretionary 10.5%
Home Depot, Inc.                                           735               50
Gemstar International Group Ltd. (b)                       500               36
Wal-Mart Stores, Inc.                                      410               28
Federated Department Stores, Inc. (b)                      530               27
Clear Channel Communications (b)                           220               20
                                                                    -----------
                                                                            161
Consumer Services 3.5%
Waste Management, Inc.                                   1,730               30
McKesson HBOC, Inc.                                      1,070               24
                                                                    -----------
                                                                             54
Consumer Staples 2.0%
Philip Morris Cos., Inc.                                 1,300               30
                                                                    -----------
Energy 7.2%
Texaco, Inc.                                               750               41
Halliburton Co.                                            980               39
Baker Hughes, Inc.                                       1,490               31
                                                                    -----------
                                                                            111
Financial & Business Services 18.8%
Aetna, Inc.                                              1,040               58
Morgan Stanley, Dean Witter, Discover and Co.              330               47
Chubb Corp.                                                820               46
Omnicom Group                                              400               40
Citigroup, Inc.                                            570               32
Conseco, Inc.                                            1,610               29
American International Group, Inc.                         190               21
First Union Corp.                                          510               17
                                                                    -----------
                                                                            290
Health Care 6.9%
Columbia/HCA Healthcare                                  2,050               60
Guidant Corp.                                              620               29
Schering-Plough Corp.                                      400               17
                                                                    -----------
                                                                            106
Materials & Processing 2.9%
International Paper Co.                                    780               44
                                                                    -----------
Technology 25.8%
Cisco Systems, Inc. (b)                                    770               82
EMC Corp. (b)                                              660               72
Matsushita Electric Industrial Co. Ltd. SP - ADR           250               70
Micron Technology, Inc. (b)                                700               54
Lucent Technologies, Inc.                                  380               28
Intel Corp.                                                330               27
Sun Microsystems, Inc. (b)                                 330               26
Comverse Technology, Inc. (b)                              160               23
Telefonaktiebolaget LM Ericsson SP - ADR                   250               16
                                                                    -----------
                                                                            398
Transportation 0.7%
Burlington Northern Santa Fe Corp.                         450               11
                                                                    -----------
Utilities 2.0%
Edison International                                     1,170               31
                                                                    -----------
Total Common Stocks                                                       1,490
                                                                    -----------
(Cost $1,392)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.4%
--------------------------------------------------------------------------------
Repurchase Agreement 6.4%
State Street Bank

  4.000% due 01/03/2000                         $           98      $        98
  (Dated 12/31/1999. Collateralized by
  Federal Farm Credit Bank
  0.000% due 02/17/2000 valued at $104.
  Repurchase proceeds are $98.)
                                                                    -----------
Total Short-Term Instruments                                                 98
                                                                    -----------
(Cost $98)

Total Investments (a) 103.1%                                        $     1,588
(Cost $1,490)

Other Assets and Liabilities (Net) (3.1%)                                   (48)
                                                                    -----------

Net Assets 100.0%                                                   $     1,540
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $       170

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (72)
                                                                    -----------
Unrealized appreciation-net                                         $        98
                                                                    -----------
(b) Non-income producing security.


50 See accompanying notes

Schedule of Investments
Target Fund
December 31, 1999 (Unaudited)


                                                                          Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.5%
--------------------------------------------------------------------------------
Capital Goods 1.9%

Weatherford International, Inc. (b)                    400,000      $    15,975
Waters Corp. (b)                                       300,000           15,900
                                                                    -----------
                                                                         31,875
Communications 7.5%
Echostar Communications Corp. (b)                      450,000           43,875
WinStar Communications, Inc. (b)                       425,000           31,981
Worldgate Communications, Inc. (b)                     542,500           25,803
Nextlink Communications, Inc. 'A' (b)                  275,000           22,842
                                                                    -----------
                                                                        124,501
Consumer Discretionary 9.4%
Gemstar International Group Ltd. (b)                   650,000           46,313
Tiffany & Co.                                          375,000           33,469
Harley-Davidson, Inc.                                  300,000           19,219
Bed, Bath & Beyond, Inc. (b)                           450,000           15,637
Emmis Broadcasting Corp. 'A' (b)                       125,000           15,580
Tandy Corp.                                            275,000           13,527
Kohls Corp. (b)                                        175,000           12,633
                                                                    -----------
                                                                        156,378
Consumer Services 1.2%
Royal Caribbean Cruises Ltd.                           400,000           19,725
                                                                    -----------

Energy 1.0%
Cooper Cameron Corp. (b)                               350,000           17,128
                                                                    -----------
Financial & Business Services 4.2%
Young & Rubicam, Inc.                                  500,000           35,375
VeriSign, Inc. (b)                                     150,000           28,641
E*Trade Group, Inc. (b)                                250,000            6,531
                                                                    -----------
                                                                         70,547
Health Care 11.1%
Medimmune, Inc. (b)                                    275,000           45,616
Immunex Corp. (b)                                      350,000           38,325
Minimed, Inc. (b)                                      400,000           29,300
Biogen, Inc. (b)                                       325,000           27,462
Alkermes, Inc. (b)                                     500,000           24,563
Allergan, Inc.                                         400,000           19,900
                                                                    -----------
                                                                        185,166
Technology 58.1%
Comverse Technology, Inc. (b)                          550,000           79,613
JDS Uniphase Corp. (b)                                 480,000           77,430
Citrix Systems, Inc. (b)                               450,000           55,350
SDL, Inc. (b)                                          250,000           54,500
Sierra Semiconductor Corp. (b)                         325,000           52,102
Jabil Circuit, Inc. (b)                                600,000           43,800
CMGI, Inc. (b)                                         150,000           41,531
Sanmina Corp. (b)                                      400,000           39,950
Network Appliance, Inc. (b)                            450,000           37,378
RF Micro Devices, Inc. (b)                             500,000           34,219
Gilat Satellite Networks Ltd. (b)                      275,000           32,656
E-Tek Dynamics, Inc. (b)                               225,000           30,291
Teradyne, Inc. (b)                                     450,000           29,700
Xircom, Inc. (b)                                       350,000           26,250
Apple Computer, Inc.                                   250,000           25,703
Rational Software Corp. (b)                            500,000           24,563
CommScope, Inc. (b)                                    600,000           24,187
Harmonic Lightwaves, Inc. (b)                          250,000           23,734
Maxim Integrated Products, Inc. (b)                    500,000           23,594
Portal Software, Inc. (b)                              225,000           23,147
Lexmark International Group, Inc. 'A' (b)              250,000           22,625
LSI Logic Corp. (b)                                    300,000           20,250
Psinet, Inc. (b)                                       300,000           18,525
Redback Networks, Inc. (b)                             100,000           17,750
Altera Corp. (b)                                       350,000           17,346
Ciena Corp. (b)                                        300,000           17,250
Broadvision, Inc. (b)                                  100,000           17,006
Juniper Networks, Inc. (b)                              50,000           17,000
Amdocs Ltd. (b)                                        400,000           13,800
Extreme Networks, Inc. (b)                             125,000           10,437
Whittman-Hart, Inc. (b)                                175,000            9,384
Phone.com, Inc. (b)                                     60,000            6,956
American Satellite Network, Inc. - Warrant (b)          53,250                0
                                                                    -----------
                                                                        968,027
Transportation 1.4%
Kansas City Southern Industries, Inc.                  300,000      $    22,388
                                                                    -----------

Utilities 1.7%
Calpine Corp. (b)                                      450,000           28,800
                                                                    -----------
Total Common Stocks                                                   1,624,535
                                                                    -----------
(Cost $874,587)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.2%
--------------------------------------------------------------------------------
                                                       Principal
                                                        Amount
                                                        (000s)

Repurchase Agreement 3.2%
State Street Bank
  4.000% due 01/03/2000                        $        54,037           54,037
  (Dated 12/31/1999. Collateralized by
  Federal Home Loan Bank 5.400% due
  11/17/2003 valued at $55,122.
  Repurchase proceeds are $54,055.)
                                                                    -----------
Total Short-Term Instruments                                             54,037
                                                                    -----------
(Cost $54,037)

Total Investments (a) 100.7%                                        $ 1,678,572
(Cost $928,624)

Other Assets and Liabilities                                            (11,417)
                                                                    -----------
(Net) (0.7%)

Net Assets 100.0%                                                   $ 1,667,155
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $   756,883

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (6,935)
                                                                    -----------
Unrealized appreciation-net                                         $   749,948
                                                                    -----------
(b) Non-income producing security.


                                                       See accompanying notes 51

Schedule of Investments
Mid-Cap Equity Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.5%
--------------------------------------------------------------------------------
Aerospace 0.9%

Orbital Sciences Corp. (b)                               2,500      $        46
                                                                    -----------
Capital Goods 2.1%
CNH Global NV                                            8,500              113
                                                                    -----------
Communications 7.7%
Qualcomm, Inc. (b)                                       1,000              176
WinStar Communications, Inc. (b)                         1,800              135
Echostar Communications Corp. (b)                        1,100              107
                                                                    -----------
                                                                            418
Consumer Discretionary 7.1%
Gemstar International Group Ltd. (b)                     2,700              192
Harley-Davidson, Inc.                                    1,900              122
Tandy Corp.                                              1,500               74
                                                                    -----------
                                                                            388
Consumer Staples 2.1%
Tate & Lyle PLC                                          2,900               76
Tyson Foods, Inc.                                        2,500               41
                                                                    -----------
                                                                            117
Energy 12.1%
Nabors Industries, Inc. (b)                              7,800              241
Valero Energy Corp.                                      9,000              179
Rowan Cos., Inc. (b)                                     6,800              147
Gulf Canada Resources Ltd.                              27,600               93
                                                                    -----------
                                                                            660
Financial & Business Services 6.7%
Young & Rubicam, Inc.                                    2,000              142
Ace Ltd.                                                 5,800               97
St. Paul Cos., Inc.                                      2,000               67
Everest Reinsurance Holdings, Inc.                       2,600               58
                                                                    -----------
                                                                            364
Health Care 14.8%
Foundation Health Systems, Inc. 'A' (b)                 22,250              221
Tenet Healthcare Corp. (b)                               6,800              160
IDEC Pharmaceuticals Corp. (b)                           1,600              157
Minimed, Inc. (b)                                        1,900              139
Medimmune, Inc. (b)                                        800              133
                                                                    -----------
                                                                            810
Materials & Processing 12.5%
Asia Pulp & Paper Co. Ltd. SP - ADR                     23,400              184
Ispat International NV                                  11,200              181
Smurfit-Stone Container Corp. (b)                        6,700              164
Ucar International, Inc. (b)                             8,700              155
                                                                    -----------
                                                                            684
Technology 30.3%
JDS Uniphase Corp. (b)                                   1,600              258
Comverse Technology, Inc. (b)                            1,700              246
Arrow Electronics, Inc. (b)                              7,400              188
Jabil Circuit, Inc. (b)                                  2,500              183
Sierra Semiconductor Corp. (b)                           1,000              160
SDL, Inc. (b)                                              600              131
RF Micro Devices, Inc. (b)                               1,600              110
Portal Software, Inc. (b)                                1,000              103
Apple Computer, Inc. (b)                                 1,000              103
Psinet, Inc. (b)                                         1,600               99
Phone.com, Inc. (b)                                        600               69
                                                                    -----------
                                                                          1,650
Utilities 1.2%
Citizens Utilities Co. 'B'                               4,700               67

                                                                    -----------
Total Common Stocks                                                       5,317
                                                                    -----------
(Cost $4,251)

                                                    Principal
                                                     Amount           Value
                                                     (000s)           (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2,5%
--------------------------------------------------------------------------------
Repurchase Agreement 2.5%
State Street Bank
  4.000% due 01/03/2000                        $           138      $       138
  (Dated 12/31/1999. Collateralized by
  Federal Home Loan Mortgage Corporation
  6.680% due 12/28/2001 valued at $145.
  Repurchase proceeds are $138.)
                                                                    -----------
Total Short-Term Instruments                                                138
                                                                    -----------
(Cost $138)

Total Investments (a) 100.0%                                        $     5,455
(Cost $4,389)

Other Assets and Liabilities                                                  0
                                                                    -----------
(Net) 0.0%

Net Assets 100.0%                                                   $     5,455
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $     1,452

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (386)
                                                                    -----------
Unrealized appreciation-net                                         $     1,066
                                                                    -----------
(b) Non-income producing security.


52 See accompanying notes

Schedule of Investments
Opportunity Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.6%
--------------------------------------------------------------------------------
Capital Goods 0.5%

Tower Automotive, Inc. (b)                             193,900      $     2,993
                                                                    -----------
Communications 12.1%
WinStar Communications, Inc. (b)                       128,500            9,670
Pinnacle Holdings, Inc. (b)                            203,300            8,615
Millicom International Cellular SA (b)                 130,100            8,115
Worldgate Communications, Inc. (b)                     157,500            7,491
Citadel Communications Corp. (b)                       110,500            7,168
Cumulus Media, Inc. (b)                                131,300            6,662
True North Communications                              138,600            6,194
Young Broadcasting Corp. (b)                            99,550            5,077
ICG Communications, Inc. (b)                           269,800            5,059
Orckit Communications Ltd. (b)                         104,000            3,569
American Mobile Satellite Corp. (b)                    152,800            3,218
                                                                    -----------
                                                                         70,838
Consumer Discretionary 7.7%
B.J.'s Wholesale Club, Inc. (b)                        168,300            6,143
United Stationers, Inc.                                186,700            5,333
Zale Corp. (b)                                         100,800            4,876
Quiksilver, Inc. (b)                                   311,500            4,828
Charlotte Russe Holding, Inc. (b)                      219,200            4,603
Pacific Sunwear of California (b)                      137,250            4,375
Furniture Brands International, Inc. (b)               197,800            4,352
Netratings, Inc. (b)                                    83,100            3,999
School Specialty, Inc. (b)                             227,400            3,439
Station Casinos, Inc. (b)                              126,100            2,829
                                                                    -----------
                                                                         44,777
Consumer Services 3.5%
The Cheesecake Factory (b)                             156,300            5,471
Sotheby's Holdings 'A'                                 181,700            5,451
SFX Entertainment, Inc. 'A' (b)                        142,650            5,162
Avis Rent A Car, Inc. (b)                              164,375            4,202
                                                                    -----------
                                                                         20,286
Consumer Staples 0.6%
Performance Food Group Co. (b)                         156,100            3,805
                                                                    -----------
Energy 5.5%
UTI Energy Corp. (b)                                   335,600            7,740
Rowan Cos., Inc. (b)                                   330,200            7,161
Key Energy Group, Inc. (b)                             967,100            5,017
Newpark Resources, Inc. (b)                            762,800            4,672
Ocean Energy, Inc. (b)                                 574,000            4,449
Superior Energy Services (b)                           426,600            2,880
                                                                    -----------
                                                                         31,919
Environmental Services 0.4%
IT Group, Inc. (b)                                     283,000            2,600
                                                                    -----------
Financial & Business Services 10.2%
Rare Medium Group, Inc. (b)                            289,300            9,872
Reckson Service Industries, Inc. (b)                   156,500            9,762
Modem Media Poppe Tyson, Inc. (b)                       85,800            6,038
Precision Response Corp. (b)                           218,100            5,289
Charles River Assocaties, Inc. (b)                     152,000            5,092
Astoria Financial Corp.                                149,200            4,541
Annuity and Life Re                                    166,800            4,358
Meristar Hospitality Corp.                             271,600            4,346
Technology Solutions Co. (b)                           118,200            3,871
Allied Capital Corp. Funds                             170,300            3,119
Profit Recovery Group International, Inc. (b)          115,300            3,063
                                                                    -----------
                                                                         59,351
Health Care 16.5%
Medicis Pharmaceutical 'A' (b)                         352,900           15,020
Protein Design Labs, Inc. (b)                          145,600           10,192
Arthrocare Corp. (b)                                   131,200            8,003
INAMED Corp. (b)                                       176,200            7,731
Renal Care Group, Inc. (b)                             308,800            7,218
Progenics Pharmaceuticals, Inc. (b)                    144,500            7,062
Health Management Associates, Inc. 'A' (b)             512,100            6,849
Alkermes, Inc. (b)                                     123,900            6,087
ResMed, Inc. (b)                                       139,500            5,824
Cyberonics, Inc. (b)                                   318,100            5,070
Gilead Sciences, Inc. (b)                               89,200            4,828
Jones Pharma, Inc.                                     102,100      $     4,435
Magellan Health Services (b)                           654,000            4,128
MID Atlantic Medical Services (b)                      461,600            3,837
                                                                    -----------
                                                                         96,284
Materials & Processing 1.6%
Shaw Group Inc. (The)                                  209,600            5,306
Gaylord Container Corp. 'A' (b)                        596,900            4,066
                                                                    -----------
                                                                          9,372
Technology 35.1%
Xircom, Inc. (b)                                       122,600            9,195
ImageX.com, Inc. (b)                                   214,500            8,982
Visual Networks, Inc. (b)                              110,500            8,757
Intraware, Inc. (b)                                    108,600            8,681
TranSwitch Corp. (b)                                   118,500            8,599
Fairchild Semiconductor International, Inc. (b)        279,400            8,312
National Information Consortium, Inc. (b)              259,300            8,298
Art Technology Group, Inc. (b)                          63,700            8,162
About.com, Inc. (b)                                     89,400            8,024
The Vialink Co. (b)                                    207,800            7,559
Getty Images, Inc. (b)                                 143,500            7,014
nFront, Inc. (b)                                       318,850            6,377
BindView Development Corp. (b)                         127,925            6,356
Whittman-Hart, Inc. (b)                                117,700            6,312
Peregrine Systems, Inc. (b)                             73,900            6,221
Optimal Robotics Corp. (b)                             164,500            6,128
MKS Instruments, Inc. (b)                              160,600            5,802
NETIQ Corp. (b)                                        110,300            5,742
L-3 Communications Holdings, Inc. (b)                  135,500            5,640
CuraGen Corp. (b)                                       72,800            5,078
Maxygen, Inc. (b)                                       70,800            5,027
Advanced Energy Industries (b)                          98,500            4,851
ResourcePhoenix.com, Inc. (b)                          231,000            4,562
Westell Technologies, Inc. (b)                         420,900            4,525
CBT Group PLC SP - ADR (b)                             133,100            4,459
Espeed, Inc. (b)                                       124,000            4,410
Documentum, Inc. (b)                                    70,300            4,209
Jupiter Communications, Inc.                           138,800            4,199
CSG Systems International, Inc. (b)                    102,000            4,067
Critical Path, Inc. (b)                                 41,500            3,916
Aeroflex, Inc. (b)                                     365,350            3,791
Helix Technology Corp. (b)                              82,500            3,697
Digital Island, Inc. (b)                                34,000            3,234
Metron Technology (b)                                  186,900            3,001
Digital Microwave Corp. (b)                             76,400            1,791
                                                                    -----------
                                                                        204,978
Transportation 0.7%
Atlantic Coast Airlines Holdings (b)                   184,000            4,370
                                                                    -----------
Utilities 1.2%
Independent Energy Holdings PLC (b)                    216,800            7,222

                                                                    -----------
Total Common Stocks                                                     558,795
                                                                    -----------
(Cost $401,761)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.9%
--------------------------------------------------------------------------------
                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 4.9%
State Street Bank
  4.000% due 01/03/2000                    $            28,403           28,403
  (Dated 12/31/1999. Collateralized by
  Federal National Mortgage Association
  6.400% due 09/27/2001 valued at $28,974.
  Repurchase proceeds are $28,412.)
                                                                    -----------
Total Short-Term Instruments                                             28,403
                                                                    -----------
(Cost $28,403)

Total Investments (a) 100.5%                                        $   587,198
(Cost $430,164)

Other Assets and Liabilities                                             (2,787)
                                                                    -----------
(Net) (0.5%)

Net Assets 100.0%                                                   $   584,411
                                                                    -----------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $   168,951

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (11,917)
                                                                    -----------
Unrealized appreciation-net                                         $   157,034
                                                                    -----------
(b) Non-income producing security.


                                                       See accompanying notes 53

Schedule of Investments
Innovation Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 93.7%
--------------------------------------------------------------------------------
Communications 8.0%
Qualcomm, Inc. (b)                                     820,000      $   144,423
Nokia Corp. SP - ADR                                   350,000           66,500
General Instrument Corp. (b)                           580,000           49,300
Next Level Communications, Inc. (b)                    245,000           18,344
                                                                    -----------
                                                                        278,567
Consumer Discretionary 4.9%
Gemstar International Group Ltd. (b)                 1,296,000           92,340
General Motors Corp. 'H' (b)                           810,000           77,760
                                                                    -----------
                                                                        170,100
Financial & Business Services 6.6%
DoubleClick, Inc. (b)                                  450,000          113,878
VeriSign, Inc. (b)                                     340,000           64,919
Sapient Corp. (b)                                      345,000           48,623
                                                                    -----------
                                                                        227,420
Health Care 6.5%
Medimmune, Inc. (b)                                    400,000           66,350
Biogen, Inc. (b)                                       770,000           65,065
IDEC Pharmaceuticals Corp. (b)                         640,000           62,880
Immunex Corp. (b)                                      265,000           29,018
                                                                    -----------
                                                                        223,313
Technology 67.7%
Oracle Corp. (b)                                     1,220,000          136,717
I2 Technologies, Inc. (b)                              690,000          134,550
Ariba, Inc. (b)                                        630,000          111,746
Cisco Systems, Inc. (b)                                950,000          101,769
Vignette Corp. (b)                                     546,000           88,998
Siebel Systems, Inc. (b)                             1,040,000           87,360
QLogic Corp. (b)                                       540,000           86,333
Sun Microsystems, Inc. (b)                           1,095,000           84,794
JDS Uniphase Corp. (b)                                 519,000           83,721
E-Tek Dynamics, Inc. (b)                               585,000           78,756
Veritas Software Corp. (b)                             527,500           75,498
Redback Networks, Inc. (b)                             410,000           72,774
Juniper Networks, Inc. (b)                             200,000           68,000
ASM Lithography Holding NV (b)                         589,000           66,999
Apple Computer, Inc.                                   630,000           64,772
Motorola, Inc.                                         429,900           63,303
Tibco Software, Inc.                                   404,100           61,827
Applied Materials, Inc. (b)                            450,000           57,009
EMC Corp. (b)                                          510,000           55,718
Applied Micro Circuits Corp. (b)                       420,000           53,445
Broadvision, Inc. (b)                                  304,000           51,699
Broadcom Corp. (b)                                     185,000           50,389
Ciena Corp. (b)                                        865,000           49,738
Brocade Communications Systems, Inc. (b)               280,000           49,560
America Online, Inc. (b)                               630,000           47,526
Xilinx, Inc. (b)                                     1,040,000           47,288
Electronics for Imaging, Inc. (b)                      735,000           42,722
Internet Capital Group LLC (b)                         250,000           42,500
RealNetworks, Inc. (b)                                 340,000           40,906
Extreme Networks, Inc. (b)                             487,500           40,706
Microsoft Corp. (b)                                    290,000           33,858
Phone.com, Inc. (b)                                    290,000           33,621
Lucent Technologies, Inc.                              380,000           28,429
Sierra Semiconductor Corp. (b)                         170,000           27,253
Vitesse Semiconductor Co. (b)                          500,000           26,219
Sanmina Corp. (b)                                      240,000           23,970
Atmel Corp. (b)                                        680,000           20,103
Texas Instruments, Inc.                                200,000           19,374
Research In Motion Ltd. (b)                            400,000           18,475
RF Micro Devices, Inc. (b)                             222,500           15,227
Indigo NV (b)                                          102,223               59
                                                                    -----------
                                                                      2,343,711
                                                                    -----------
Total Common Stocks                                                   3,243,111
                                                                    -----------
(Cost $1,673,963)
                                                  Principal
                                                    Amount             Value
                                                    (000s)             (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.6%
--------------------------------------------------------------------------------
Repurchase Agreement 7.6%
State Street Bank
  4.000% due 01/03/2000                         $      264,173      $   264,173
  (Dated 12/31/1999. Collateralized by
  Federal National Mortgage Association
  6.400% due 09/27/2001 valued at $153,004
  and Federal Home Loan Bank 5.400% due
  11/17/2003 valued at $116,466.
  Repurchase proceeds are $264,261.)
                                                                    -----------
Total Short-Term Instruments                                            264,173
                                                                    -----------
(Cost $264,173)

Total Investments (a) 101.3%                                        $ 3,507,284
(Cost $1,938,136)

Other Assets and Liabilities                                            (45,216)
                                                                    -----------
(Net) (1.3%)

Net Assets 100.0%                                                   $ 3,462,068
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $ 1,574,471

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (5,323)
                                                                    -----------
Unrealized appreciation-net                                         $ 1,569,148
                                                                    -----------
(b) Non-income producing security.


54 See accompanying notes

Schedule of Investments
International Growth Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.9%
--------------------------------------------------------------------------------

Australia 2.0%
Broken Hill Proprietary Co. Ltd.                             3,400   $      90
M.I.M. Holdings Ltd.                                        80,000          82
Woodside Petroleum Ltd.                                     11,000          81
                                                                     ---------
                                                                           253
Belgium 0.9%
Union Miniere SA                                             2,850         111
                                                                     ---------
Canada 3.0%
Rogers Cantel Mobile Communications 'B' (b)                  5,950         216
Research In Motion Ltd. (b)                                  3,500         162
                                                                     ---------
                                                                           378
                                                                     ---------
Finland 2.6%
Nokia Corp. SP- ADR                                          1,300         247
Jot Automation Group OYJ                                     8,000          75
                                                                     ---------
                                                                           322
France 6.1%
PSA Peugeot Citroen                                          1,600         363
Total SA                                                     1,444         193
Coflexip SA SP - ADR                                         3,000         114
Bouygues Offshore                                            2,500          94
Seita                                                            2           0
                                                                     ---------
                                                                           764
Germany 6.5%
Siemens AG                                                   2,500         318
Deutsche Bank AG                                             2,300         194
Primacom AG (b)                                              5,600         183
Karstadt Quelle AG                                           3,000         120
                                                                     ---------
                                                                           815
Greece 1.0%
National Bank of Greece SP - ADR (b)                         8,690         122
                                                                     ---------
Hong Kong 2.2%
Cathay Pacific Airways                                      90,000         160
Legend Holdings Ltd.                                        50,000         124
                                                                     ---------
                                                                           284
Ireland 1.2%
Jefferson Smurfit Group PLC                                 29,500          88
CRH PLC                                                      3,063          66
Bank of Ireland                                                  1           0
                                                                     ---------
                                                                           154
Italy 4.9%
Mediaset SpA                                                15,700         244
Seat Pagine Gialle SpA                                      85,000         188
Gruppo Editoriale L'Espresso                                15,912         184
                                                                     ---------
                                                                           616
Japan 28.4%
Softbank Corp.                                                 800         766
Murata Manufacturing Co.                                     3,000         705
Oracle Corp. Japan                                           1,200         558
Hikari Tsushin, Inc.                                           200         401
Nikko Securities Co. Ltd.                                   25,000         316
TDK Corp.                                                    2,000         276
Fuji Bank Ltd.                                              20,000         194
Takeda Chemical Industries                                   3,000         148
Enix Corp.                                                   1,000         109
Acom Co. Ltd.                                                1,000          98
                                                                     ---------
                                                                         3,571
Mexico 1.5%
Grupo Televisa SA SP - GDR (b)                               2,000         137
Telefonos de Mexico SP - ADR                                   500          56
                                                                     ---------
                                                                           193
Netherlands 6.7%
STMicroelectronics NV (b)                                    1,700         257
United Pan-Europe Communication NV                           1,750         223
 SP - ADR (b)
Koninklijke Philips Electronics NV                           1,284         173
 SP - ADR
ASM Lithography Holding NV (b)                                 940         107
ING Groep NV                                                 1,022          62
Equant (b)                                                     240          27
                                                                     ---------
                                                                           849
Singapore 1.5%
DBS Group Holdings Ltd.                                      3,489          57
Asia Pulp & Paper Co. Ltd. SP-ADR                            7,000          55
Natsteel Electronics Ltd.                                    6,200          33
Allgreen Properties Ltd. (b)                                25,000          23
Singapore Airlines Ltd.                                      2,000          23
                                                                     ---------
                                                                           191
South Korea 0.5%
Korea Telecom Corp. SP - ADR (b)                               500   $      37
Samsung Electronics SP - GDR                                   196          24
                                                                     ---------
                                                                            61
Spain 2.9%
Telefonica Publicidad Informacion SA (b)                     5,000         243
Altadis (b)                                                  8,227         117
                                                                     ---------
                                                                           360
Sweden 3.2%
ICON MEDIALAB AB                                             9,000         313
Telefonaktiebolaget LM Ericsson SP - ADR                     1,300          85
                                                                     ---------
                                                                           398
Switzerland 3.0%
Holderbank Financiere Glarus AG                                 93         127
UBS AG (b)                                                     465         126
Disetronic Holding AG                                           26         121
                                                                     ---------
                                                                           374
Thailand 0.2%
Hana Microelectronics Public Co.  Ltd.                       6,500          31
                                                                     ---------

United Kingdom 20.6%
Colt Telecom Group PLC SP - ADR (b)                          2,000         408
Logica PLC                                                  12,000         310
WPP Group PLC                                                3,400         283
Pace Micro Technology PLC                                   30,000         253
LASMO PLC                                            1      30,000         252
Wilson Connolly Holdings PLC                         1      00,000         252
Vodafone Group PLC SP - ADR                                  5,000         248
Stagecoach Holdings PLC                                     90,000         232
BP Amoco PLC                                                 2,050         122
Royal Bank of Scotland Group PLC                             5,800         103
The Future Network PLC                                       5,000          69
Allied Zurich PLC                                            5,000          59
                                                                     ---------
                                                                         2,591
                                                                     ---------
Total Common Stocks                                                     12,438
                                                                     ---------
(Cost $6,832)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.2%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)

Repurchase Agreements 1.2%
State Street Bank
     4.000% due 01/03/2000                              $      149         149
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Mortgage Corporation
     6.680% due 12/28/2001 valued at $155.
     Repurchase proceeds are $149.)
                                                                     ---------
Total Short-Term Instruments                                               149
                                                                     ---------
(Cost $149)

Total Investments (a) 100.1%                                         $  12,587
(Cost $6,981)

Other Assets and Liabilities (Net) (0.1%)                                   (7)
                                                                     ---------
Net Assets 100.0%                                                    $  12,580
                                                                     ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there wasan excess of value over
tax cost.                                                            $   5,825

Aggregate gross unrealized depreciation for all
investments in which there wasan excess of tax cost
over value.                                                               (219)
                                                                     ---------
Unrealized appreciation-net                                          $   5,606
                                                                     ---------
(b) Non-income producing security.


                                                       See accompanying notes 56

Schedule of Investments
Mega-Cap Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.7%
--------------------------------------------------------------------------------

Aerospace 1.9%
Honeywell International, Inc.                                1,200   $      69
                                                                     ---------
Capital Goods 5.6%
Tyco International Ltd.                                      3,000         117
General Electric Co.                                           600          93
                                                                     ---------
                                                                           210
Communications 1.9%
MCI WorldCom, Inc. (b)                                       1,350          72
                                                                     ---------
Consumer Discretionary 7.3%
Wal-Mart Stores, Inc.                                        1,500         104
Home Depot, Inc.                                             1,500         103
Dayton Hudson Corp.                                            900          66
                                                                     ---------
                                                                           273
Consumer Services 1.9%
United Parcel Service, Inc.                                  1,000          69
                                                                     ---------
Consumer Staples 4.2%
Kimberly-Clark Corp.                                         1,200          78
Anheuser Busch Cos., Inc.                                    1,100          78
                                                                     ---------
                                                                           156
Energy 2.0%
AES Corp. (b)                                                1,000          75
                                                                     ---------
Financial & Business Services 8.1%
Morgan Stanley, Dean Witter,                                   700         100
 Discover and Co.
Providian Financial Corp.                                      800          73
Citigroup, Inc.                                              1,300          72
Firstar Corp.                                                2,700          57
                                                                     ---------
                                                                           302
Health Care 5.6%
Genentech, Inc. (b)                                            600          81
Warner-Lambert Co.                                             800          65
Bristol-Myers Squibb Co.                                     1,000          64
                                                                     ---------
                                                                           210
Materials & Processing 5.0%
Alcoa, Inc.                                                  1,200         100
International Paper Co.                                      1,500          85
                                                                     ---------
                                                                           185
Technology 54.2%
Oracle Corp. (b)                                             1,900         213
Cisco Systems, Inc. (b)                                      1,700         182
Motorola, Inc.                                               1,000         147
Microsoft Corp. (b)                                          1,200         140
JDS Uniphase Corp. (b)                                         800         129
Corning, Inc.                                                  900         116
EMC Corp. (b)                                                1,000         109
Sun Microsystems, Inc. (b)                                   1,400         108
Texas Instruments, Inc.                                      1,100         106
Applied Materials, Inc. (b)                                    800         101
Computer Associates International, Inc.                      1,400          98
America Online, Inc. (b)                                     1,200          91
Solectron Corp. (b)                                            900          86
Broadcom Corp. (b)                                             300          82
Siebel Systems, Inc. (b)                                       900          76
Lucent Technologies, Inc.                                      900          67
Conexant Systems, Inc. (b)                                   1,000          66
Tellabs, Inc. (b)                                              900          58
Yahoo, Inc. (b)                                                100          43
                                                                     ---------
                                                                         2,018
                                                                     ---------
Total Common Stocks                                                      3,639
                                                                     ---------
(Cost $2,804)

                                                         Principal
                                                           Amount      Value
                                                           (000s)      (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.1%
--------------------------------------------------------------------------------

Repurchase Agreement 2.1%
State Street Bank
     4.000% due 01/03/2000                              $       80   $      80
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Bank 9.500% due
     02/25/2004 valued at $85.
     Repurchase proceeds are $80.)
                                                                     ---------
Total Short-Term Instruments                                                80
                                                                     ---------
(Cost $80)

Total Investments (a) 99.8%                                          $   3,719
(Cost $2,884)

Other Assets and Liabilities (Net) 0.2%                                      7
                                                                     ---------

Net Assets 100.0%                                                    $   3,726
                                                                     ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $     917

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (82)
                                                                     ---------
Unrealized appreciation-net                                          $     835
                                                                     ---------
(b) Non-income producing security.


56 See accompanying notes

Schedule of Investments
Capital Appreciation Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 99.0%
--------------------------------------------------------------------------------

Aerospace 1.5%
Honeywell International, Inc.                              242,988   $  14,017
                                                                     ---------
Capital Goods 6.6%
General Electric Co.                                       133,100      20,597
Tyco International Ltd.                                    353,300      13,735
United Technologies Corp.                                  158,800      10,322
TRW, Inc.                                                  183,800       9,546
Textron, Inc.                                              122,600       9,402
                                                                     ---------
                                                                        63,602
Communications 4.0%
ALLTEL Corp.                                               125,300      10,361
MCI WorldCom, Inc. (b)                                     179,400       9,519
GTE Corp.                                                  133,100       9,392
AT&T Corp.                                                 183,600       9,318
SBC Communications, Inc.                                         1           0
                                                                     ---------
                                                                        38,590
Consumer Discretionary 10.4%
Wal-Mart Stores, Inc.                                      282,400      19,521
Home Depot, Inc.                                           256,200      17,566
CVS Corp.                                                  343,300      13,711
Lowe's Cos., Inc.                                          190,700      11,394
McGraw-Hill Companies, Inc.                                166,100      10,236
Dayton Hudson Corp.                                        138,700      10,186
Harley-Davidson, Inc.                                      124,100       7,950
Circuit City Stores                                        109,800       4,948
General Motors Corp.                                        51,700       3,758
Delphi Automotive Systems (b)                                    1           0
Mattel, Inc.                                                     1           0
                                                                     ---------
                                                                        99,270
Consumer Services 4.8%
New York Times Co.                                         292,500      14,369
CBS Corp.                                                  214,000      13,683
Gannett, Inc.                                              156,800      12,789
United Parcel Service, Inc.                                 69,700       4,809
                                                                     ---------
                                                                        45,650
Consumer Staples 2.3%
Safeway, Inc. (b)                                          325,500      11,576
Anheuser Busch Cos., Inc.                                  147,500      10,454
Kimberly-Clark Corp.                                         4,300         281
                                                                     ---------
                                                                        22,311
Energy 4.9%
Royal Dutch Petroleum Co.                                  268,400      16,221
Vastar Resources, Inc.                                     182,700      10,779
USX Marathon Group                                         423,500      10,455
Atlantic Richfield Co.                                     107,100       9,264
AES Corp. (b)                                                3,900         292
                                                                     ---------
                                                                        47,011
Financial & Business Services 13.5%
Omnicom Group                                              143,300      14,330
Marsh & McLennan Cos.                                      124,600      11,923
Capital One Financial Corp.                                245,000      11,806
American Express Co.                                        70,100      11,654
Morgan Stanley, Dean Witter,                                80,900      11,548
 Discover and Co.
MGIC Investment Corp.                                      185,600      11,171
Citigroup, Inc.                                            200,550      11,143
Firstar Corp.                                              448,300       9,470
Lehman Brothers Holdings, Inc.                             111,100       9,409
Wells Fargo Co.                                            226,600       9,163
Fleet Boston Financial Corp.                               250,200       8,710
Morgan, J.P. & Co., Inc.                                    66,600       8,433
Providian Financial Corp.                                    3,000         273
                                                                     ---------
                                                                       129,033
Health Care 6.2%
Immunex Corp. (b)                                          147,900      16,195
Genentech, Inc. (b)                                         91,200      12,266
Warner-Lambert Co.                                         136,300      11,168
Bristol-Myers Squibb Co.                                   155,400       9,975
Schering-Plough Corp.                                      228,700       9,648
                                                                     ---------
                                                                        59,252
Materials & Processing 4.9%
Alcoa, Inc.                                                148,900      12,359
Champion International 'C'                                 198,200      12,276
Weyerhaeuser Co.                                           165,100      11,856
International Paper Co.                                    189,700      10,706
                                                                     ---------
                                                                        47,197

Technology 39.9%
Cisco Systems, Inc. (b)                                    200,000   $  21,425
Oracle Corp. (b)                                           175,800      19,701
Motorola, Inc.                                             112,300      16,536
Applied Materials, Inc. (b)                                128,400      16,267
JDS Uniphase Corp. (b)                                      98,000      15,809
Teradyne, Inc. (b)                                         236,600      15,616
Corning, Inc.                                              116,600      15,034
Conexant Systems, Inc. (b)                                 223,900      14,861
Veritas Software Corp. (b)                                 102,950      14,735
Sun Microsystems, Inc. (b)                                 185,200      14,341
Solectron Corp. (b)                                        149,600      14,231
Siebel Systems, Inc. (b)                                   168,400      14,146
Broadcom Corp. (b)                                          51,600      14,055
BMC Software, Inc. (b)                                     170,200      13,605
EMC Corp. (b)                                              124,100      13,558
Compuware Corp. (b)                                        352,800      13,142
Computer Associates                                        187,000      13,078
 International, Inc.
Texas Instruments, Inc.                                    122,800      11,896
Amdocs Ltd. (b)                                            343,800      11,861
Microsoft Corp. (b)                                        101,500      11,850
Lucent Technologies, Inc.                                  154,010      11,522
Altera Corp. (b)                                           216,100      10,710
Tellabs, Inc. (b)                                          166,500      10,687
Scientific-Atlanta, Inc.                                   191,100      10,630
Lexmark International Group,                               108,400       9,810
 Inc. 'A' (b)
Xilinx, Inc. (b)                                           213,200       9,694
National Semiconductor Corp. (b)                           198,200       8,485
Computer Sciences Corp. (b)                                 76,000       7,192
Citrix Systems, Inc. (b)                                    54,000       6,642
America Online, Inc. (b)                                     4,800         362
Yahoo, Inc. (b)                                                400         173
                                                                     ---------
                                                                       381,654
                                                                     ---------
Total Common Stocks                                                    947,587
                                                                     ---------
(Cost $697,230)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                             (000s)
Repurchase Agreement 0.4%
State Street Bank
     4.000% due 01/03/2000                              $    3,840       3,840
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Bank 5.400% due
     11/17/2003 valued at $3,920.
     Repurchase proceeds are $3,841.)
                                                                     ---------
Total Short-Term Instruments                                             3,840
                                                                     ---------
(Cost $3,840)

Total Investments (a) 99.4%                                          $ 951,427
(Cost $701,070)

Other Assets and Liabilities (Net) 0.6%                                  6,008
                                                                     ---------
Net Assets 100.0%                                                    $ 957,435
                                                                     ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $ 261,248

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (10,891)
                                                                     ---------
Unrealized appreciation-net                                          $ 250,357
                                                                     ---------
(b) Non-income producing security.


                                                       See accompanying notes 57

Schedule of Investments
Mid-Cap Growth Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 100.5%
--------------------------------------------------------------------------------

Aerospace 1.0%
General Dynamics Corp.                                     202,000  $   10,656
                                                                    ----------
Capital Goods 3.9%
Waters Corp. (b)                                           259,200      13,738
Millipore Corp.                                            344,700      13,314
TRW, Inc.                                                  240,400      12,486
                                                                    ----------
                                                                        39,538
Communications 2.4%
CenturyTel, Inc.                                           280,350      13,282
Westwood One, Inc.                                         155,800      11,841
                                                                    ----------
                                                                        25,123
Consumer Discretionary 8.9%
Tiffany & Co.                                              189,800      16,940
Dollar Tree Stores, Inc.                                   303,000      14,677
B.J.'s Wholesale Club, Inc. (b)                            384,600      14,038
Intimate Brands, Inc.                                      297,940      12,849
Bed, Bath & Beyond, Inc. (b)                               323,500      11,242
Furniture Brands International,                            509,500      11,209
 Inc. (b)
MGM Grand, Inc. (b)                                        206,700      10,400
Mattel, Inc.                                                     1           0
                                                                    ----------
                                                                        91,355
Consumer Services 1.2%
Times Mirror Co. 'A'                                       181,700      12,174
                                                                    ----------

Consumer Staples 3.3%
Dean Foods Co.                                             312,000      12,402
SUPERVALU, Inc.                                            538,200      10,764
McCormick & Co.                                            342,900      10,201
                                                                    ----------
                                                                        33,367
Energy 4.0%
Kerr McGee Corp.                                           208,100      12,902
Dynegy, Inc.                                               517,900      12,591
Occidental Petroleum Corp.                                 578,400      12,508
Apache Corp.                                                45,600       1,684
Anadarko Petroleum Corp.                                    47,000       1,604
                                                                    ----------
                                                                        41,289
Financial & Business Services 14.3%
USWeb Corp.                                                324,100      14,402
Zions Bancorporation                                       229,400      13,578
Valassis Communications, Inc. (b)                          297,050      12,550
Ambac Financial Group, Inc.                                231,200      12,066
Providian Financial Corp.                                  117,850      10,732
Capital One Financial Corp.                                222,000      10,698
Apartment Investment & Management                          264,500      10,530
 Co. 'A' (b)
Liberty Property Trust                                     431,100      10,454
PMI Group, Inc.                                            211,000      10,299
Bank United Corp. 'A'                                      372,800      10,159
Profit Recovery Group                                      373,700       9,925
 International, Inc. (b)
Golden State Bancorp, Inc. (b)                             477,600       8,239
Peoples Heritage Financial Group                           513,100       7,729
Ace Ltd.                                                   301,200       5,026
                                                                    ----------
                                                                       146,387
Health Care 8.5%
Medimmune, Inc. (b)                                        141,000      23,388
IDEC Pharmaceuticals Corp. (b)                             181,800      17,862
Allergan, Inc.                                             273,300      13,596
Bausch & Lomb, Inc.                                        197,700      13,530
Forest Laboratories 'A' (b)                                151,700       9,320
C.R. Bard, Inc.                                            173,800       9,211
                                                                    ----------
                                                                        86,907
Materials & Processing 5.8%
Boise Cascade Corp.                                        332,900      13,482
Willamette Industries                                      283,900      13,184
Temple-Inland, Inc.                                        196,300      12,944
Martin Marietta Materials, Inc.                            251,900      10,328
Pall Corp.                                                 445,200       9,600
                                                                    ----------
                                                                        59,538
Technology 46.7%
Network Appliance, Inc. (b)                                257,200      21,364
Citrix Systems, Inc. (b)                                   169,400      20,836
BEA Systems, Inc. (b)                                      291,400      20,380
Lam Research Corp. (b)                                     180,900      20,182
Symbol Technologies, Inc.                                  314,800      20,009
Comverse Technology, Inc. (b)                              135,250      19,577
Veritas Software Corp. (b)                                 135,950      19,458
KLA-Tencor Corp. (b)                                       171,200      19,067
Sierra Semiconductor Corp. (b)                              96,400      15,454
CSG Systems International, Inc. (b)                        376,700      15,021
Applied Micro Circuits Corp. (b)                           116,500      14,825
CTS Corp.                                                  195,700      14,751
Dendrite International, Inc. (b)                           409,550      13,874
ISS Group, Inc. (b)                                        188,900      13,436
JDS Uniphase Corp. (b)                                      83,200      13,421
Harmonic Lightwaves, Inc. (b)                              140,400      13,329
Adaptec, Inc. (b)                                          266,000      13,267
Tektronix, Inc.                                            335,500      13,043
Jabil Circuit, Inc. (b)                                    177,300      12,943
Amdocs Ltd. (b)                                            367,800      12,689
Adobe Systems, Inc.                                        187,900      12,636
Compuware Corp. (b)                                        335,000      12,479
QLogic Corp. (b)                                            77,900      12,454
Xilinx, Inc. (b)                                           262,000      11,913
Entrust Technologies, Inc. (b)                             190,100      11,393
Rational Software Corp. (b)                                225,800      11,092
Integrated Device Technology, Inc. (b)                     380,700      11,040
Network Solutions, Inc. (b)                                 50,500      10,987
RF Micro Devices, Inc. (b)                                 153,500      10,505
SDL, Inc. (b)                                               47,400      10,333
LSI Logic Corp. (b)                                        146,400       9,882
Legato Systems, Inc. (b)                                   134,100       9,228
Cypress Semiconductor Corp. (b)                            232,900       7,540
Amkor Technology, Inc. (b)                                 192,500       5,438
Vishay Intertechnology, Inc. (b)                           162,100       5,126
                                                                    ----------
                                                                       478,972
Utilities 0.5%
Florida Progress Corp.                                     113,200       4,790
                                                                    ----------
Total Common Stocks                                                  1,030,096
                                                                    ----------
(Cost $770,977)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.4%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)

Repurchase Agreement 1.4%
State Street Bank
     4.000% due 01/04/2000                              $   14,412      14,412
     (Dated 12/31/1999. Collateralized by
     Federal National Mortgage Association
     6.400% due 12/21/2001 valued at $14,702.
     Repurchase proceeds are $14,417.)
                                                                    ----------
Total Short-Term Instruments                                            14,412
                                                                    ----------
(Cost $14,412)

Total Investments (a) 101.9%                                        $1,044,508
(Cost $785,389)

Other Assets and Liabilities (Net) (1.9%)                              (19,174)
                                                                    ----------
Net Assets 100.0%                                                   $1,025,334
                                                                    ----------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $  281,274

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (22,155)
                                                                    ----------
Unrealized appreciation-net                                         $  259,119
                                                                    ----------
(b) Non-income producing security.


58 See accompanying notes

Schedule of Investments
Small-Cap Growth Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.4%
--------------------------------------------------------------------------------

Aerospace 1.0%
Newport News Shipbuilding, Inc.                             25,500   $     701
                                                                     ---------
Capital Goods 10.3%
Power-One, Inc.                                             30,000       1,374
Asyst Technologies, Inc. (b)                                17,000       1,115
Optical Coating Laboratory                                   2,900         858
Manitowoc Co., Inc.                                         23,350         794
JLG Industries, Inc.                                        43,400         692
Terex Corp. (b)                                             23,800         660
Oshkosh Truck Corp. 'B'                                     16,500         484
Astec Industries, Inc. (b)                                  20,000         376
Dura Automotive Systems, Inc. (b)                           20,300         354
US Can Corp.                                                13,400         266
                                                                     ---------
                                                                         6,973
Communications 2.4%
Westwood One, Inc.                                          12,950         984
Talk.com, Inc. (b)                                          36,500         648
                                                                     ---------
                                                                         1,632
Consumer Discretionary 11.6%
CEC Entertainment, Inc. (b)                                 26,600         755
American Eagle Outfitters (b)                               16,500         742
Argosy Gaming Co.                                           42,800         666
Canandaigua Wine Co. 'A' (b)                                12,300         627
Station Casinos, Inc. (b)                                   25,600         574
Talbots, Inc.                                               12,600         562
Barnes & Noble, Inc. (b)                                    26,400         544
Ames Department Stores, Inc. (b)                            18,800         542
Monaco Coach Corp. (b)                                      20,500         524
Fossil, Inc. (b)                                            21,850         505
Jack in the Box, Inc. (b)                                   23,300         482
Timberland Co. 'A' (b)                                       6,900         365
AnnTaylor Stores Corp. (b)                                  10,000         344
Salton, Inc. (b)                                            10,100         338
Childrens Place (b)                                         20,000         329
                                                                     ---------
                                                                         7,899
Consumer Services 2.7%
Central Newspapers, Inc. 'A'                                17,500         689
Ruby Tuesday, Inc.                                          34,300         624
Sunterra Corp. (b)                                          42,900         493
                                                                     ---------
                                                                         1,806
Consumer Staples 1.8%
Michael Foods, Inc.                                         25,900         638
Universal Foods                                             27,200         554
                                                                     ---------
                                                                         1,192
Energy 2.1%
Houston Exploration Co.                                     30,000         594
Mitchell Energy & Development                               13,900         300
 Corp. 'B'
Mitchell Energy & Development                               12,300         271
 Corp. 'A'
Triton Energy Ltd.                                          12,000         248
                                                                     ---------
                                                                         1,413
Financial & Business Services
 13.8%
Hooper Holmes, Inc.                                         40,000       1,030
SEI Investments Co.                                          6,400         762
Federated Investors, Inc. 'B'                               37,100         744
Hudson United Bancorp                                       28,369         725
Chittenden Corp.                                            23,800         705
Blanch (EW) Holdings, Inc.                                  10,200         625
City National Corp.                                         18,700         616
Metris Companies                                            17,200         614
Prentiss Properties Trust                                   27,400         575
Radian Group, Inc.                                          12,000         573
Parkway Properties, Inc.                                    19,300         556
Peoples Heritage Financial Group                            34,500         520
Westamerica BanCorp                                         18,500         517
Colonial BancGroup, Inc.                                    44,000         457
LNR Property Corp.                                          16,400         326
                                                                     ---------
                                                                         9,345
Health Care 3.6%
IDEC Pharmaceuticals Corp. (b)                               9,000         884
Invitrogen Corp.                                            11,900         714
Arthrocare Corp. (b)                                        10,200         622
Medquist, Inc. (b)                                          10,000         258
                                                                     ---------
                                                                         2,478
Materials & Processing 2.4%
Applied Science and Technology,                             23,900         794
 Inc. (b)
Florida Rock Industries, Inc.                               16,100         554
Martin Marietta Materials, Inc.                              7,300         299
                                                                     ---------
                                                                         1,647
Technology 42.9%
Broadvision, Inc. (b)                                        7,800       1,326
AVT Corp. (b)                                               25,000       1,175
Symantec Corp. (b)                                          20,000       1,173
Semtech Corp. (b)                                           22,000       1,147
TranSwitch Corp. (b)                                        15,800       1,146
Emulex Corp. (b)                                            10,000       1,125
Sykes Enterprises, Inc. (b)                                 25,000       1,097
Actuate Corp. (b)                                           25,000       1,072
Santa Cruz Operation, Inc. (b)                              31,800         966
Helix Technology Corp. (b)                                  21,400         959
Progress Software Corp. (b)                                 16,400         931
Power Integrations, Inc. (b)                                18,600         892
Serena Software, Inc. (b)                                   27,900         863
Carrier Access Corp. (b)                                    12,100         814
Alliance Semiconductor Corp. (b)                            47,700         796
Kronos, Inc. (b)                                            13,200         792
Advanced Energy Industries (b)                              15,800         778
NVIDIA Corp. (b)                                            16,500         774
Polycom, Inc. (b)                                           12,000         764
Kemet Corp. (b)                                             16,600         748
Cognizant Technology Solutions                               6,700         732
 Corp. (b)
ACT Manufacturing, Inc. (b)                                 19,400         728
Hyperion Solutions Corp. (b)                                16,000         696
Dendrite International, Inc. (b)                            20,000         678
Cohu, Inc.                                                  21,500         667
BindView Development Corp. (b)                              13,400         666
Cybex Computer Products (b)                                 16,000         648
Photon Dynamics, Inc. (b)                                   15,600         605
Quanta Services, Inc. (b)                                   20,700         585
Unify Corp. (b)                                             20,200         553
Powerwave Technologies, Inc. (b)                             9,100         531
Ardent Software, Inc. (b)                                   11,600         452
Galileo Technology Ltd. (b)                                 18,100         437
Midway Games, Inc. (b)                                      18,000         431
Radiant Systems, Inc. (b)                                    9,500         382
International Rectifier Corp. (b)                           14,500         377
Sybase, Inc. (b)                                            19,700         335
3DO Co. (The) (b)                                           28,000         255
                                                                     ---------
                                                                        29,096
Transportation 4.8%
Forward Air Corp. (b)                                       21,200         920
Eagle USA Airfreight, Inc. (b)                              20,000         863
USFreightways Corp.                                         13,200         632
American Freightways Corp. (b)                              31,500         510
Landstar System, Inc. (b)                                    7,700         330
                                                                     ---------
                                                                         3,255
                                                                     ---------
Total Common Stocks                                                     67,437
                                                                     ---------
(Cost $52,812)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.5%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)

Repurchase Agreement 0.5%
State Street Bank
     4.000% due 01/03/2000                              $      322         322
     (Dated 12/31/1999. Collateralized by
     Federal National Mortgage Association
     0.000% due 01/18/2000 valued at $329.
     Repurchase proceeds are $322.)
                                                                     ---------
Total Short-Term Instruments                                               322
                                                                     ---------
(Cost $322)

Total Investments (a) 99.9%                                          $  67,759
(Cost $53,134)

Other Assets and Liabilities (Net) 0.1%                                     78
                                                                     ---------
Net Assets 100.0%                                                    $  67,837
                                                                     ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  17,209

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (2,584)
                                                                     ---------
Unrealized appreciation-net                                          $  14,625
                                                                     ---------
(b) Non-income producing security.


See accompanying notes 59

Schedule of Investments

Micro-Cap Growth Fund
December 31, 1999 (Unaudited)


                                                                       Value
                                                           Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.5%
--------------------------------------------------------------------------------

Building 2.6%
Dal-Tile International, Inc. (b)                           289,700   $   2,933
Dayton Superior Corp. 'A' (b)                              168,900       2,745
                                                                     ---------
                                                                         5,678
Capital Goods 9.8%
Quixote Corp.                                              332,700       5,074
Strattec Strategy Corp. (b)                                140,200       4,539
MYR Group, Inc.                                            119,500       3,510
Primex Technologies, Inc.                                  150,900       3,131
Astec Industries, Inc. (b)                                 145,300       2,733
HEICO Corp.                                                116,500       2,541
                                                                     ---------
                                                                        21,528
Consumer Discretionary 18.1%
Braun's Fashions Corp. (b)                                 259,800       5,456
Chico's Fas, Inc. (b)                                      135,300       5,091
Dover Downs Entertainment, Inc.                            231,500       4,341
Brookstone, Inc. (b)                                       226,000       3,969
Rare Hospitality International, Inc. (b)                   158,700       3,434
Koala Corp. (b)                                            226,600       3,172
Stanley Furniture Co, Inc. (b)                             138,000       2,536
Haverty Furniture Cos., Inc.                               184,000       2,323
Guess ?, Inc. (b)                                          100,800       2,192
Rush Enterprises, Inc. (b)                                 129,700       1,881
The Rowe Companies                                         205,370       1,733
JAKKS Pacific, Inc. (b)                                     75,750       1,416
Argosy Gaming Co.                                           78,700       1,225
Roadhouse Grill, Inc. (b)                                  230,000         949
                                                                     ---------
                                                                        39,718
Consumer Services 1.2%
Group 1 Automotive, Inc. (b)                                96,800       1,349
ICT Group, Inc.                                            100,000       1,225
                                                                     ---------
                                                                         2,574
Consumer Staples 1.4%
Hain Food Group, Inc. (b)                                  141,100       3,157
                                                                     ---------
Energy 2.8%
St. Mary Land & Exploration                                132,100       3,269
Prima Energy Corp. (b)                                      81,400       1,959
Patina Oil & Gas Corp.                                     118,100       1,019
                                                                     ---------
                                                                         6,247
Financial & Business Services 11.2%
Chittenden Corp.                                           139,743       4,140
Premier National Bancorp, Inc.                             179,757       3,314
Hall, Kinion & Associates, Inc. (b)                        123,200       2,649
Provident Bankshares Corp.                                 139,666       2,418
Sterling Bancorp-NY                                        134,925       2,159
AG Services of America, Inc. (b)                           138,000       2,061
Alabama National Bancorp                                   105,300       1,988
Westcorp                                                   128,700       1,866
Abington Bancorp, Inc.                                     150,200       1,586
WFS Financial, Inc. (b)                                     68,200       1,441
John Nuveen Co. 'A'                                         28,400       1,024
                                                                     ---------
                                                                        24,646
Health Care 3.8%
Arthrocare Corp. (b)                                        90,600       5,527
Candela Corp. (b)                                          144,100       2,684
                                                                     ---------
                                                                         8,211
Materials & Processing 1.3%
Building Material Holding Corp. (b)                        279,100       2,861
                                                                     ---------
Technology 40.2%
Radiant Systems, Inc. (b)                                  210,100       8,443
Photon Dynamics, Inc. (b)                                  167,200       6,479
Cybex Computer Products (b)                                139,550       5,652
Seachange International, Inc. (b)                          150,000       5,306
Telcom Semiconductor, Inc. (b)                             238,300       5,004
AVT Corp. (b)                                              100,400       4,719
Dendrite International, Inc. (b)                           130,300       4,414
Lightbridge, Inc. (b)                                      153,500       4,260
Ardent Software, Inc. (b)                                  105,400       4,111
Audiovox Corp. 'A' (b)                                     132,400       4,022
Ansys, Inc. (b)                                            356,400       3,920
Three-Five Systems, Inc. (b)                                65,600       2,690
Gentner Communications Corp. (b)                           190,900       2,673
Zoran Corp. (b)                                             47,000       2,620
Unigraphics Solutions, Inc. (b)                             90,800       2,452
Meade Instruments Corp. (b)                                 85,200       2,428
INTT Intest Corp. (b)                                      131,900       2,374
Pericom Semiconductor Corp. (b)                             87,500       2,302
Tecnomatix Technologies Ltd. (b)                            77,800       2,237
Brooktrout, Inc. (b)                                       118,700       2,203
Printrak International, Inc. (b)                           207,300       2,021
Herley Industries, Inc. (b)                                121,100       1,839
Merix Corp. (b)                                            166,700       1,834
Loronix Information Systems, Inc. (b)                       85,100       1,681
Xionics Document Technologies, Inc. (b)                    148,200       1,547
Corsair Communications, Inc. (b)                           143,900       1,169
                                                                     ---------
                                                                        88,400
Transportation 4.1%
Arkansas Best Corp. (b)                                    216,900       2,603
Railamerica, Inc. (b)                                      295,000       2,526
MS Carriers, Inc. (b)                                       80,600       1,923
Providence & Worcester Railroad Co.                        235,100       1,880
Railworks Corp.                                             10,000          98
                                                                     ---------
                                                                         9,030
                                                                     ---------
Total Common Stocks                                                    212,050
(Cost $164,772)                                                      =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.8%
--------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 2.8%
State Street Bank
     4.000% due 01/03/2000                              $    6,016       6,016
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Bank
     5.400% due 11/17/2003 valued at $6,137.
     Repurchase proceeds are $6,018.)
                                                                     ---------
Total Short-Term Instruments                                             6,016
(Cost $6,016)                                                        =========

Total Investments (a) 99.3%                                          $ 218,066
(Cost $170,788)

Other Assets and Liabilities (Net) 0.7%                                  1,618
                                                                     ---------

Net Assets 100.0%                                                    $ 219,684
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  55,834

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (8,556)
                                                                     ---------
Unrealized appreciation-net                                          $  47,278
                                                                     =========
(b) Non-income producing security.


60  See accompanying notes

Schedule of Investments

Equity Income Fund
December 31, 1999 (Unaudited)


                                                                       Value
                                                           Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.6%
--------------------------------------------------------------------------------

Aerospace 4.2%
BFGoodrich Co.                                             125,000   $   3,438
Northrop Grumman Corp.                                      59,300       3,206
                                                                     ---------
                                                                         6,644
Capital Goods 6.3%
GATX Corp.                                                  97,000       3,274
Hubbell, Inc. 'B'                                          115,000       3,134
Dana Corp.                                                 104,000       3,114
Tenneco Automotive, Inc.                                    32,800         305
                                                                     ---------
                                                                         9,827
Communications 5.7%
U.S. West, Inc.                                             42,500       3,060
GTE Corp.                                                   42,000       2,964
Bell Atlantic Corp.                                         47,000       2,893
                                                                     ---------
                                                                         8,917
Consumer Discretionary 16.2%
Ford Motor Co.                                              59,300       3,169
UST, Inc.                                                  125,100       3,151
Whirlpool Corp.                                             48,000       3,123
Eastman Kodak Co.                                           47,000       3,114
Armstrong World Industries                                  92,000       3,071
Springs Industries, Inc. 'A'                                75,000       2,995
Thomas & Betts Corp.                                        93,600       2,984
J.C. Penney Co.                                            134,000       2,672
Lanier Worldwide, Inc.                                     251,000         973
                                                                     ---------
                                                                        25,252
Consumer Staples 8.9%
SUPERVALU, Inc.                                            159,000       3,180
Fortune Brands, Inc.                                        95,300       3,151
RJ Reynolds Tobacco Holdings, Inc.                         155,000       2,732
Pactiv Corp.                                               164,000       1,742
Anheuser Busch Cos., Inc.                                   22,300       1,580
Brown-Forman Corp.                                          27,400       1,569
                                                                     ---------
                                                                        13,954
Energy 11.8%
Kerr McGee Corp.                                            51,000       3,162
Ultramar Diamond Shamrock Corp.                            139,000       3,153
Conoco, Inc.                                               125,500       3,122
KeySpan Corp.                                              131,900       3,058
Repsol SA SP - ADR                                         130,000       3,022
USX Marathon Group                                         115,000       2,839
                                                                     ---------
                                                                        18,356
Financial & Business Services 21.4%
Deluxe Corp.                                               226,000       6,201
Morgan, J.P. & Co., Inc.                                    47,800       6,053
Union Planters Corp.                                       153,000       6,034
Edwards (A.G.), Inc.                                       103,000       3,301
Ohio Casualty Corp.                                        205,500       3,301
PNC Bank Corp.                                              70,100       3,119
KeyCorp                                                    140,000       3,098
HRPT Properties Trust                                      252,600       2,273
                                                                     ---------
                                                                        33,380
Health Care 2.0%
Mallinckrodt, Inc.                                          99,000       3,149
                                                                     ---------
Materials & Processing 8.1%
USX-U.S. Steel Group, Inc.                                 193,000       6,369
Westvaco Corp.                                              97,000       3,165
Georgia-Pacific Corp. (Timber Group)                       126,000       3,103
                                                                     ---------
                                                                        12,637
Technology 4.1%
Harris Corp.                                               238,000       6,352
                                                                     ---------
Utilities 9.9%
DTE Energy Co.                                             101,000       3,168
Central & South West Corp.                                 157,000       3,140
NICOR, Inc.                                                 96,000       3,120
Public Service Enterprise Group, Inc.                       88,500       3,081
New Century Energies, Inc.                                  98,000       2,977
                                                                     ---------
                                                                        15,486
                                                                     ---------
Total Common Stocks                                                    153,954
(Cost $169,116)                                                      =========

Total Investments (a) 98.6%                                            153,954
(Cost $169,116)

Other Assets and Liabilities (Net) 1.4%                                  2,108
                                                                     ---------
Net Assets 100.0%                                                    $ 156,062
                                                                     =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  10,915

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (26,077)
                                                                     ---------

Unrealized depreciation-net                                          $ (15,162)
                                                                     =========

                                                      See accompanying notes  61

Schedule of Investments

Value Fund
December 31, 1999 (Unaudited)


                                                                       Value
                                                           Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCK 98.5%
--------------------------------------------------------------------------------

Aerospace 2.1%
Northrop Grumman Corp.                                      82,000   $   4,433
                                                                     ---------
Capital Goods 6.2%
Dana Corp.                                                 285,000       8,532
Parker Hannifin Corp.                                       90,000       4,618
                                                                     ---------
                                                                        13,150
Communications 7.6%
Bell Atlantic Corp.                                        130,000       8,003
GTE Corp.                                                  113,000       7,974
                                                                     ---------
                                                                        15,977
Consumer Discretionary 15.5%
Tupperware Corp.                                           450,000       7,622
Thomas & Betts Corp.                                       210,000       6,694
Brunswick Corp.                                            210,000       4,672
Whirlpool Corp.                                             71,600       4,658
UST, Inc.                                                  180,000       4,534
Liz Claiborne, Inc.                                        115,000       4,327
Lanier Worldwide, Inc.                                     122,000         473
                                                                     ---------
                                                                        32,980
Consumer Services 2.1%
Central Newspapers, Inc. 'A'                               116,000       4,567
                                                                     ---------
Consumer Staples 4.2%
SUPERVALU, Inc.                                            235,000       4,700
Fortune Brands, Inc.                                       125,000       4,133
                                                                     ---------
                                                                         8,833
Energy 16.7%
Conoco, Inc.                                               372,000       9,254
Kerr McGee Corp.                                           145,000       8,990
Ultramar Diamond Shamrock Corp.                            375,000       8,508
Santa Fe International Corp.                               175,000       4,528
Repsol SA SP - ADR                                         180,000       4,185
                                                                     ---------
                                                                        35,465
Financial & Business Services 12.8%
Morgan, J.P. & Co., Inc.                                    67,000       8,484
Deluxe Corp.                                               275,000       7,545
PNC Bank Corp.                                             100,000       4,450
Union Planters Corp.                                       105,000       4,141
Conseco, Inc.                                              139,600       2,495
                                                                     ---------
                                                                        27,115
Health Care 5.7%
Mallinckrodt, Inc.                                         250,000       7,953
Abbott Laboratories                                        115,000       4,176
                                                                     ---------
                                                                        12,129
Materials & Processing 12.1%
Westvaco Corp.                                             275,000       8,972
USX-U.S. Steel Group, Inc.                                 270,000       8,910
USG Corp. (b)                                               85,000       4,006
IMC Global, Inc.                                           230,000       3,766
                                                                     ---------
                                                                        25,654
Technology 5.5%
Intel Corp.                                                 51,000       4,198
Unisys Corp. (b)                                           130,000       4,152
Harris Corp.                                               122,000       3,256
                                                                     ---------
                                                                        11,606
Utilities 8.0%
Public Service Enterprise Group, Inc.                      245,000       8,529
DTE Energy Co.                                             135,000       4,236
NICOR, Inc.                                                130,000       4,225
                                                                     ---------
                                                                        16,990
                                                                     ---------
Total Common Stocks                                                    208,899
(Cost $222,642)                                                      =========


                                                        Principal
                                                         Amount       Value
                                                         (000s)       (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.7%
--------------------------------------------------------------------------------

Repurchase Agreement 1.7%
State Street Bank
     4.000% due 01/03/2000                              $    3,510   $   3,510
     (Dated 12/31/1999. Collateralized by
     Federal National Mortgage Association
     0.000% due 01/18/2000 valued at $3,581.
     Repurchase proceeds are $3,511.)
                                                                     ---------
Total Short-Term Instruments                                             3,510
(Cost $3,510)                                                        =========

Total Investments (a) 100.2%                                         $ 212,409
(Cost $226,152)

Other Assets and Liabilities (Net) (0.2%)                                 (392)
                                                                     ---------

Net Assets 100.0%                                                    $ 212,017
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  11,412

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (25,155)
                                                                     ---------

Unrealized depreciation-net                                          $ (13,743)
                                                                     =========
(b) Non-income producing security.


62  See accompanying notes

Schedule of Investments

Small-Cap Value Fund
December 31, 1999 (Unaudited)


                                                                      Value
                                                          Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.8%
--------------------------------------------------------------------------------

Aerospace 4.1%
Cordant Technologies, Inc.                                 103,000   $   3,399
Kaman Corp.                                                259,000       3,334
AAR Corp.                                                  171,000       3,067
Newport News Shipbuilding, Inc.                            110,000       3,025
                                                                     ---------
                                                                        12,825
Building 4.8%
MDC Holdings, Inc.                                         217,000       3,404
Centex Construction Products, Inc.                          83,000       3,237
Butler Manufacturing Co.                                   133,000       2,968
Hughes Supply, Inc.                                        137,000       2,954
Hussmann International, Inc.                               184,000       2,771
                                                                     ---------
                                                                        15,334
Capital Goods 13.1%
C&D Technologies, Inc.                                      85,200       3,621
Intermet Corp.                                             311,000       3,614
Tecumseh Products Co. 'A'                                   73,100       3,449
Gleason Corp.                                              144,000       3,349
Arvin Industries, Inc.                                     117,800       3,343
Trinity Industries, Inc.                                   116,000       3,299
Meritor Automotive, Inc.                                   170,000       3,294
Westinghouse Air Brake Co.                                 185,000       3,284
Borg-Warner Automotive, Inc.                                80,000       3,240
Precision Castparts Corp.                                  123,000       3,229
GenCorp, Inc.                                              321,600       3,177
Barnes Group, Inc.                                         164,000       2,675
MTS Systems Corp.                                          304,000       2,356
                                                                     ---------
                                                                        41,930
Consumer Discretionary 12.9%
Harman International Industries, Inc.                       63,000       3,535
Claire's Stores, Inc.                                      154,000       3,446
Burlington Coat Factory Warehouse Corp.                    243,000       3,372
Lancaster Colony Corp.                                     101,000       3,346
Banta Corp.                                                148,000       3,339
Kimball International 'B'                                  197,400       3,257
Russ Berrie & Co., Inc.                                    123,000       3,229
Ennis Business Forms                                       410,000       3,178
Jostens, Inc.                                              130,000       3,161
Sturm Ruger & Co., Inc.                                    334,000       2,964
Enesco Group, Inc.                                         266,000       2,943
Haverty Furniture Cos., Inc.                               218,000       2,751
Brown Shoe Co., Inc.                                       185,000       2,613
                                                                     ---------
                                                                        41,134
Consumer Services 2.0%
Chemed Corp.                                               120,000       3,435
Lubys Cafeterias, Inc.                                     273,000       3,105
                                                                     ---------
                                                                         6,540
Consumer Staples 4.4%
Michael Foods, Inc.                                        139,000       3,423
Corn Products International, Inc.                           98,000       3,210
Universal Foods                                            156,000       3,179
Universal Corp.                                            137,000       3,125
Nash Finch Co.                                             190,500       1,214
                                                                     ---------
                                                                        14,151
Energy 5.6%
Santa Fe Snyder Corp. (b)                                  390,000       3,120
Mitchell Energy & Development Corp. 'B'                    141,000       3,040
UGI Corp.                                                  142,900       2,921
World Fuel Services Corp.                                  388,000       2,910
Cross Timbers Oil Co.                                      305,700       2,770
Berry Petroleum Co.                                        108,100       1,635
St. Mary Land & Exploration                                 58,200       1,440
                                                                     ---------
                                                                        17,836
Financial & Business Services 25.4%
UST Corp.                                                  127,000       4,032
Raymond James Financial, Inc.                              196,000       3,663
Arthur J. Gallagher & Co.                                   56,000       3,627
Shurgard Storage Centers, Inc.                             153,000       3,548
Rollins Truck Leasing Co.                                  297,000       3,545
Health Care Property Investors, Inc.                       146,640       3,501
Franchise Finance Corp. of America                         144,000       3,447
Cabot Industrial Trust                                     184,400       3,388
Washington Federal, Inc.                                   167,000       3,298
United Dominion Realty Trust                               332,000       3,279
McGrath Rentcorp                                           187,000       3,273
Innkeepers USA Trust                                       396,000       3,241
National Golf Properties, Inc.                             163,000       3,219
Presidential Life Corp.                                    171,000       3,142
Kelly Services, Inc. 'A'                                   125,000       3,141
Selective Insurance Group                                  182,000       3,128
AmerUs Life Holdings, Inc. 'A'                             136,000       3,128
New Plan Excel Realty Trust                                196,000       3,099
Commercial Federal Corp.                                   172,000       3,064
Susquehanna Bancshares, Inc.                               191,000       3,032
Dain Rauscher Corp.                                         65,000       3,023
BankAtlantic Bancorp, Inc. 'A'                             724,000       2,987
Hudson United Bancorp                                      116,000       2,964
Glimcher Realty Trust                                      229,000       2,949
Wallace Computer Services, Inc.                            151,700       2,522
                                                                     ---------
                                                                        81,240
Health Care 4.1%
Arrow International, Inc.                                  124,000       3,596
Dentsply International, Inc.                               138,000       3,260
Invacare Corp.                                             158,000       3,169
Owens & Minor, Inc.                                        351,000       3,137
                                                                     ---------
                                                                        13,162
Materials & Processing 9.4%
Hanna (M.A.) Co.                                           328,000       3,588
Commercial Metals Co.                                      102,000       3,462
Caraustar Industries, Inc.                                 144,000       3,456
Lincoln Electric Holdings, Inc.                            160,000       3,300
Cleveland-Cliffs, Inc.                                     100,000       3,113
CLARCOR, Inc.                                              163,800       2,948
Wausau-Mosinee Paper Corp.                                 244,000       2,852
Ethyl Corp.                                                704,000       2,772
Universal Forest Products, Inc.                            181,000       2,670
Omnova Solutions, Inc.                                     230,400       1,786
                                                                     ---------
                                                                        29,947
Technology 1.0%
Dallas Semiconductor Corp.                                  51,000       3,285
                                                                     ---------
Transportation 1.9%
USFreightways Corp.                                         71,000       3,399
Sea Containers Ltd. 'A'                                    104,000       2,769
                                                                     ---------
                                                                         6,168
Utilities 10.1%
CMP Group, Inc.                                            130,000       3,583
Energen Corp.                                              187,000       3,378
Avista Corp.                                               217,000       3,350
Peoples Energy Corp.                                        96,000       3,216
United Illuminating Co.                                     62,000       3,185
Washington Gas Light Co.                                   115,000       3,163
National Fuel Gas Co.                                       67,000       3,116
Public Service Co. of New Mexico                           190,000       3,088
Hawaiian Electric Industries, Inc.                         106,000       3,061
RGS Energy Group, Inc.                                     148,000       3,043
                                                                     ---------
                                                                        32,183
                                                                     ---------
Total Common Stocks                                                    315,735
(Cost $359,379)                                                      =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.5%
--------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 0.5%
State Street Bank
     4.000% due 01/03/2000                              $    1,501       1,501
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Bank 5.400% due
     11/17/2003 valued at $1,536.
     Repurchase proceeds are $1,502.)
                                                                     ---------
Total Short-Term Instruments                                             1,501
(Cost $1,501)                                                        =========

Total Investments (a) 99.3%                                          $ 317,236
(Cost $360,880)

Other Assets and Liabilities (Net) 0.7%                                  2,159
                                                                     ---------

Net Assets 100.0%                                                    $ 319,395
                                                                     =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal
income tax purposes was as follows:
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  15,455

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (59,099)
                                                                     ---------

Unrealized depreciation-net                                          $ (43,644)
                                                                     =========
(b) Non-income producing security.


                                                      See accompanying notes  63

Schedule of Investments

Enhanced Equity Fund
December 31, 1999 (Unaudited)


                                                                       Value
                                                           Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.3%
--------------------------------------------------------------------------------

Aerospace 1.7%
Honeywell International, Inc.                               12,275   $     708
Boeing Co.                                                   5,000         208
General Dynamics Corp.                                       2,400         127
Northrop Grumman Corp.                                       2,000         108
BFGoodrich Co.                                               2,700          74
                                                                     ---------
                                                                         1,225
Building 0.4%
Centex Corp.                                                 7,200         178
Owens Corning                                                4,000          77
Fleetwood Enterprises, Inc.                                  1,800          37
                                                                     ---------
                                                                           292
Capital Goods 7.6%
General Electric Co.                                        18,800       2,909
Tyco International Ltd.                                     11,200         435
United Technologies Corp.                                    6,600         429
Navistar International Corp. (b)                             6,900         327
Ingersoll-Rand Co.                                           4,700         259
TRW, Inc.                                                    3,500         182
Paccar, Inc.                                                 3,100         137
Johnson Controls, Inc.                                       2,400         137
Avery Dennison Corp.                                         1,700         124
ITT Industries, Inc.                                         3,000         100
Millipore Corp.                                              2,000          77
Parker Hannifin Corp.                                        1,500          77
McDermott International, Inc.                                7,200          65
Cummins Engine Co., Inc.                                     1,200          58
Briggs & Stratton                                            1,000          54
Dana Corp.                                                     800          24
                                                                     ---------
                                                                         5,394
Communications 10.2%
AT&T Corp.                                                  23,000       1,166
SBC Communications, Inc.                                    21,971       1,071
MCI WorldCom, Inc. (b)                                      19,500       1,035
BellSouth Corp.                                             17,640         826
Bell Atlantic Corp.                                          8,518         524
Qualcomm, Inc. (b)                                           2,800         493
General Instrument Corp. (b)                                 5,000         425
U.S. West, Inc.                                              5,600         403
GTE Corp.                                                    5,200         367
Nortel Networks Corp.                                        3,200         323
ADC Telecommunication, Inc. (b)                              4,000         290
MediaOne Group, Inc. (b)                                     2,600         200
CenturyTel, Inc.                                             1,500          71
                                                                     ---------
                                                                         7,194
Consumer Discretionary 9.6%
Wal-Mart Stores, Inc.                                       22,800       1,576
Ford Motor Co.                                              12,600         673
Gap, Inc.                                                   12,050         554
Dayton Hudson Corp.                                          7,300         536
Home Depot, Inc.                                             5,250         360
Federated Department Stores,
 Inc. (b)                                                    5,900         298
Time Warner, Inc.                                            4,000         290
Costco Wholesale Corp.                                       3,100         283
TJX Cos., Inc.                                              13,000         266
Eastman Kodak Co.                                            3,800         252
General Motors Corp.                                         3,200         233
Lowe's Cos., Inc.                                            3,300         197
Whirlpool Corp.                                              3,000         195
Cendant Corp. (b)                                            7,300         194
Circuit City Stores                                          3,700         167
Toys R US, Inc. (b)                                         11,400         163
Black & Decker Corp.                                         2,300         120
Liz Claiborne, Inc.                                          2,600          98
Pitney Bowes, Inc.                                           1,700          82
Brunswick Corp.                                              2,500          56
Tupperware Corp.                                             3,000          51
Tandy Corp.                                                  1,000          49
Cooper Tire & Rubber Co.                                     3,000          47
Delphi Automotive Systems (b)                                2,236          35
                                                                     ---------
                                                                         6,775
Consumer Services 3.5%
Viacom, Inc. 'B' (b)                                         9,800         592
CBS Corp.                                                    8,916         570
Gannett, Inc.                                                3,100         253
New York Times Co.                                           4,500         221
Carnival Corp. 'A'                                           4,500         215
Darden Restaurants, Inc.                                    10,600         192
Harrah's Entertainment, Inc. (b)                             6,200         164
Knight-Ridder, Inc.                                          2,300         137
Times Mirror Co. 'A'                                         1,000          67
Tricon Global Restaurants, Inc. (b)                          1,000          39
                                                                     ---------
                                                                         2,450
Consumer Staples 6.4%
Procter & Gamble Co.                                         7,200         789
Coca-Cola Co.                                                9,400         548
Quaker Oats Co.                                              6,400         420
Philip Morris Cos., Inc.                                    16,900         392
ConAgra, Inc.                                               13,300         300
Anheuser Busch Cos., Inc.                                    4,000         283
Pepsico, Inc.                                                8,000         282
Adolph Coors Co. 'B'                                         5,000         263
General Mills, Inc.                                          5,800         207
SUPERVALU, Inc.                                              9,200         184
Sara Lee Corp.                                               8,200         181
Unilever NV - NY                                             2,857         156
Fortune Brands, Inc.                                         4,400         145
Kroger Co. (b)                                               7,000         132
Alberto-Culver Co.                                           4,000         103
Safeway, Inc. (b)                                            1,900          68
Sysco Corp.                                                  1,600          63
                                                                     ---------
                                                                         4,516
Energy 5.1%
Exxon Corp.                                                 20,265       1,633
Chevron Corp.                                                6,400         554
Royal Dutch Petroleum Co.                                    8,100         489
Kerr McGee Corp.                                             4,500         279
Atlantic Richfield Co.                                       1,800         156
Apache Corp.                                                 4,000         148
USX Marathon Group                                           4,700         116
Amerada Hess Corp.                                           2,000         114
Anadarko Petroleum Corp.                                     3,000         102
                                                                     ---------
                                                                         3,591
Financial & Business Services 13.4%
Citigroup, Inc.                                             18,010       1,001
Chase Manhattan Corp.                                       12,758         991
Morgan Stanley, Dean Witter,
 Discover and Co.                                            6,430         918
Federal National Mortgage
 Association                                                 9,500         593
BankAmerica Corp.                                           11,274         566
American International Group, Inc.                           4,512         488
First Union Corp.                                           12,430         408
Lehman Brothers Holdings, Inc.                               4,000         339
Merrill Lynch & Co.                                          3,900         326
Sun Trust Banks, Inc.                                        4,500         310
State Street Corp.                                           3,800         278
Fleet Boston Financial Corp.                                 7,658         267
MGIC Investment Corp.                                        4,200         253
Omnicom Group                                                2,400         240
Bank One Corp.                                               7,144         229
Bear Stearns Co., Inc.                                       5,334         228
Paychex, Inc.                                                5,000         200
Lincoln National Corp.                                       5,000         200
Countrywide Credit Industries, Inc.                          7,100         179
Golden West Financial Corp.                                  5,100         171
Aon Corp.                                                    3,900         156
PaineWebber Group, Inc.                                      4,000         155
PNC Bank Corp.                                               2,800         125
Southtrust Corp.                                             3,000         113
Loews Corp.                                                  1,800         109
Donnelley (R.R.) & Sons Co.                                  4,000          99
Mellon Financial Corp.                                       2,800          95
Providian Financial Corp.                                    1,000          91
Aetna, Inc.                                                  1,400          78
Household International, Inc.                                2,000          75
Wells Fargo Co.                                              1,700          69
Republic New York Corp.                                        900          65
H&R Block, Inc.                                              1,100          48
Conseco, Inc.                                                1,800          32
                                                                     ---------
                                                                         9,495


64  See accompanying notes

                                                                      Value
                                                           Shares     (000s)
--------------------------------------------------------------------------------
Health Care 8.9%
Bristol-Myers Squibb Co.                                    14,800   $     949
Merck & Co., Inc.                                           13,000         872
Johnson & Johnson                                            7,400         689
Pfizer, Inc.                                                19,800         642
Warner-Lambert Co.                                           7,400         606
Schering-Plough Corp.                                       10,600         447
Eli Lilly & Co.                                              5,600         372
Amgen, Inc. (b)                                              6,200         372
United Healthcare Corp.                                      4,300         228
Bausch & Lomb, Inc.                                          3,100         212
C.R. Bard, Inc.                                              4,000         212
Allergan, Inc.                                               3,800         189
CIGNA Corp.                                                  2,000         161
Abbott Laboratories                                          3,000         109
Columbia/HCA Healthcare                                      3,600         106
Mallinckrodt, Inc.                                           2,000          64
Cardinal Health, Inc.                                        1,050          50
                                                                     ---------
                                                                         6,280
Materials & Processing 2.7%
Dow Chemical Co.                                             2,700         361
Georgia-Pacific Corp.                                        6,200         315
Engelhard Corp.                                             10,100         191
Placer Dome, Inc.                                           15,800         170
Alcoa, Inc.                                                  2,000         166
Temple-Inland, Inc.                                          2,500         165
W.R. Grace & Co. (b)                                        11,600         161
Ball Corp.                                                   3,500         138
FMC Corp. (b)                                                1,600          92
Worthington Industries, Inc.                                 5,000          83
Louisiana-Pacific Corp.                                      5,500          78
                                                                     ---------
                                                                         1,920
Technology 27.4%
Microsoft Corp. (b)                                         34,700       4,051
Intel Corp.                                                 26,000       2,140
Lucent Technologies, Inc.                                   22,400       1,676
Sun Microsystems, Inc. (b)                                  20,800       1,611
Cisco Systems, Inc. (b)                                     14,400       1,543
International Business Machines
 Corp.                                                      11,400       1,231
Oracle Corp. (b)                                             9,450       1,059
Dell Computer Corp. (b)                                     17,400         887
America Online, Inc. (b)                                    11,000         830
Tellabs, Inc. (b)                                            8,200         526
EMC Corp. (b)                                                4,200         459
Unisys Corp. (b)                                            13,400         428
Applied Materials, Inc. (b)                                  3,000         380
Yahoo, Inc. (b)                                                800         346
Computer Associates
 International, Inc.                                         4,300         301
Computer Sciences Corp. (b)                                  3,000         284
Solectron Corp. (b)                                          2,900         276
Texas Instruments, Inc.                                      2,800         271
Comverse Technology, Inc. (b)                                1,400         203
Adaptec, Inc. (b)                                            4,000         200
Apple Computer, Inc.                                         1,700         175
Xilinx, Inc. (b)                                             3,200         146
Adobe Systems, Inc.                                          2,000         134
IMS Health, Inc. (b)                                         3,300          90
Scientific-Atlanta, Inc.                                     1,500          83
Analog Devices, Inc. (b)                                       800          74
                                                                     ---------
                                                                        19,404
Transportation 0.6%
Union Pacific Corp.                                          4,200         183
Southwest Airlines Co.                                       6,475         105
Kansas City Southern Industries,
 Inc.                                                        1,000          75
FDX Corp. (b)                                                1,500          61
                                                                     ---------
                                                                           424
Utilities 1.8%
FPL Group, Inc.                                              5,000         214
DTE Energy Co.                                               5,600         176
Consolidated Edison, Inc.                                    4,600         159
Texas Utilities Co.                                          4,100         146
Reliant Energy, Inc.                                         5,000         114
Edison International                                         4,200         110
Coastal Corp.                                                3,000         106
FirstEnergy Corp. (b)                                        4,000          91
Public Service Enterprise Group,
 Inc.                                                        2,000          70
Entergy Corp.                                                2,500          64
                                                                     ---------
                                                                         1,250
                                                                     ---------
Total Common Stocks                                                     70,210
(Cost $48,836)                                                       =========


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.6%
--------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 0.6%
State Street Bank
     4.000% due 01/03/2000                              $      462         462
     (Dated 12/31/1999. Collateralized by
     Federal National Mortgage Association
     6.400% due 12/21/2001 valued at $474.
     Repurchase proceeds are $462.)
                                                                     ---------
Total Short-Term Instruments                                               462
(Cost $462)                                                          =========

Total Investments (a) 99.9%                                          $  70,672
(Cost $49,298)

Other Assets and Liabilities (Net) 0.1%                                     37
                                                                     ---------

Net Assets 100.0%                                                    $  70,709
                                                                     =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  24,032

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (2,658)
                                                                     ---------

Unrealized appreciation-net                                          $  21,374
                                                                     =========
(b) Non-income producing security.


                                                      See accompanying notes  65

Schedule of Investments

Tax-Efficient Equity Fund
December 31, 1999 (Unaudited)


                                                                      Value
                                                          Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.3%
--------------------------------------------------------------------------------

Aerospace 1.5%
Honeywell International, Inc.                               10,225   $     590
General Dynamics Corp.                                       3,100         164
Boeing Co.                                                   1,800          75
                                                                     ---------
                                                                           829
Building 0.2%
Owens Corning                                                4,000          77
Fleetwood Enterprises, Inc.                                  2,000          41
Centex Corp.                                                   500          12
                                                                     ---------
                                                                           130
Capital Goods 6.5%
General Electric Co.                                        15,100       2,337
United Technologies Corp.                                    4,100         267
Johnson Controls, Inc.                                       2,100         119
PPG Industries, Inc.                                         1,900         119
Tyco International Ltd.                                      3,000         117
Caterpillar, Inc.                                            2,300         108
Navistar International Corp. (b)                             2,000          95
Avery Dennison Corp.                                         1,300          94
Paccar, Inc.                                                 1,600          71
Ingersoll-Rand Co.                                           1,200          66
Textron, Inc.                                                  700          54
Deere & Co.                                                  1,200          52
TRW, Inc.                                                    1,000          52
Briggs & Stratton                                              900          48
ITT Industries, Inc.                                         1,300          43
Parker Hannifin Corp.                                          500          26
Dover Corp.                                                    400          18
Minnesota Mining & Manufacturing
 Co.                                                           100          10
Cummins Engine Co., Inc.                                       200          10
Snap-On, Inc.                                                  100           3
                                                                     ---------
                                                                         3,709
Communications 9.3%
SBC Communications, Inc.                                    23,201       1,131
AT&T Corp.                                                  17,100         868
MCI WorldCom, Inc. (b)                                      13,050         692
Qualcomm, Inc. (b)                                           3,200         564
Bell Atlantic Corp.                                          7,300         449
BellSouth Corp.                                              8,200         383
Nortel Networks Corp.                                        2,800         283
Nextel Communications, Inc. 'A' (b)                          2,100         217
GTE Corp.                                                    2,400         169
MediaOne Group, Inc. (b)                                     2,000         154
U.S. West, Inc.                                              1,500         108
Vodafone Group PLC SP - ADR                                  2,000          99
ALLTEL Corp.                                                 1,000          83
CenturyTel, Inc.                                             1,200          57
                                                                     ---------
                                                                         5,257
Consumer Discretionary 10.2%
Wal-Mart Stores, Inc.                                       20,700       1,431
Home Depot, Inc.                                            10,500         720
Time Warner, Inc.                                            6,800         493
General Motors Corp.                                         4,900         356
Gap, Inc.                                                    5,875         270
Eastman Kodak Co.                                            3,500         232
UST, Inc.                                                    7,900         199
Walgreen Co.                                                 5,900         173
Ford Motor Co.                                               3,200         171
MAY Department Stores Co.                                    4,600         148
Emerson Electric Co.                                         2,000         115
Dayton Hudson Corp.                                          1,400         103
TJX Cos., Inc.                                               4,800          98
Cendant Corp. (b)                                            3,300          88
Federated Department Stores,
 Inc. (b)                                                    1,700          86
Brunswick Corp.                                              3,800          85
Liz Claiborne, Inc.                                          2,200          83
Costco Wholesale Corp.                                         900          82
McGraw-Hill Companies, Inc.                                  1,300          80
Whirlpool Corp.                                              1,200          78
Circuit City Stores                                          1,600          72
Masco Corp.                                                  2,700          69
Pitney Bowes, Inc.                                           1,400          68
Dollar General Corp.                                         2,906          66
Lowe's Cos., Inc.                                            1,100          66
Toys R US, Inc. (b)                                          4,500          64
Avon Products, Inc.                                          1,800          58
Nike, Inc. 'B'                                                 900          45
Best Buy Co., Inc. (b)                                         800          40
Colgate-Palmolive Co.                                          600          39
American Greetings Corp. 'A'                                 1,500          35
AutoZone, Inc. (b)                                           1,000          32
Great Atlantic & Pacific Tea Co.,
 Inc.                                                          700          20
Goodyear Tire & Rubber Co.                                     500          14
VF Corp.                                                       400          12
Office Depot, Inc.                                           1,000          11
                                                                     ---------
                                                                         5,802
Consumer Services 3.4%
CBS Corp.                                                    8,799         563
McDonald's Corp.                                             6,200         250
Interpublic Group of Companies,
 Inc.                                                        3,400         196
Carnival Corp. 'A'                                           3,900         186
Viacom, Inc. 'B' (b)                                         2,800         169
Gannett, Inc.                                                1,600         131
Times Mirror Co. 'A'                                         1,800         121
Disney (Walt) Co.                                            3,000          88
Harrah's Entertainment, Inc. (b)                             3,300          87
Knight-Ridder, Inc.                                          1,300          77
Tribune Co.                                                  1,000          55
New York Times Co.                                             600          29
                                                                     ---------
                                                                         1,952
Consumer Staples 6.4%
Procter & Gamble Co.                                         6,200         679
Coca-Cola Co.                                               11,600         676
Kimberly-Clark Corp.                                         6,100         398
General Mills, Inc.                                          8,400         300
Quaker Oats Co.                                              3,800         249
Safeway, Inc. (b)                                            5,500         196
Anheuser Busch Cos., Inc.                                    2,600         184
Pepsico, Inc.                                                4,600         162
Unilever NV - NY Shares                                      2,800         152
Seagram Co. Ltd.                                             3,300         148
Fortune Brands, Inc.                                         3,400         112
Nabisco Group Holdings Corp.                                 7,000          74
Alberto-Culver Co.                                           2,500          65
Sysco Corp.                                                  1,600          63
Bestfoods                                                    1,200          62
Adolph Coors Co. 'B'                                         1,000          53
Sara Lee Corp.                                               1,900          42
Brown-Forman Corp.                                             500          29
Kellogg Co.                                                    200           6
                                                                     ---------
                                                                         3,650
Energy 5.6%
Exxon Corp.                                                 19,556       1,575
Royal Dutch Petroleum Co.                                    6,100         369
Chevron Corp.                                                1,900         165
AES Corp. (b)                                                1,900         142
Phillips Petroleum Co.                                       3,000         141
Rowan Cos., Inc. (b)                                         4,800         104
Conoco, Inc.                                                 3,560          89
Atlantic Richfield Co.                                       1,000          87
Halliburton Co.                                              2,000          81
Helmerich & Payne, Inc.                                      3,500          76
Peco Energy Co.                                              2,100          73
Tosco Corp.                                                  2,500          68
Amerada Hess Corp.                                           1,000          57
Sunoco, Inc.                                                 2,300          54
Texaco, Inc.                                                   900          49
Enron Corp.                                                    600          27
Union Pacific Resources Group                                1,900          24
Southern Co.                                                 1,000          24
                                                                     ---------
                                                                         3,205
Financial & Business Services 13.6%
Citigroup, Inc.                                             18,300       1,017
Chase Manhattan Corp.                                        7,500         583
Morgan Stanley, Dean Witter,                                 3,700         528
 Discover and Co.
Wells Fargo Co.                                             10,800         437
BankAmerica Corp.                                            8,000         401


66  See accompanying notes

                                                                       Value
                                                           Shares      (000s)
--------------------------------------------------------------------------------
American International Group,
 Inc.                                                        3,391   $     367
American Express Co.                                         1,900         316
Paychex, Inc.                                                7,000         280
State Street Corp.                                           3,700         270
Bank of New York                                             6,200         247
MGIC Investment Corp.                                        4,000         241
MBNA Corp.                                                   8,600         234
Charles Schwab Corp.                                         5,400         207
Providian Financial Corp.                                    2,200         200
Federal National Mortgage
 Association                                                 3,100         194
Federal Home Loan Mortgage Corp.                             4,000         188
Hartford Financial Services
 Group, Inc.                                                 3,800         180
Merrill Lynch & Co.                                          2,000         167
Sun Trust Banks, Inc.                                        2,400         165
Comerica, Inc.                                               3,000         140
Marsh & McLennan Cos.                                        1,300         124
SLM Holding Corp.                                            2,900         123
Firstar Corp.                                                5,200         110
Household International, Inc.                                2,700         101
Omnicom Group                                                1,000         100
Mellon Financial Corp.                                       2,900          99
Automatic Data Processing, Inc.                              1,800          96
Northern Trust Corp.                                         1,600          85
Golden West Financial Corp.                                  2,100          70
Lehman Brothers Holdings, Inc.                                 800          68
Southtrust Corp.                                             1,500          57
Fleet Boston Financial Corp.                                 1,421          49
Bear Stearns Co., Inc.                                       1,165          49
American General Corp.                                         600          46
Franklin Resources, Inc.                                     1,300          42
AFLAC, Inc.                                                    800          38
PNC Bank Corp.                                                 700          31
Capital One Financial Corp.                                    600          29
Lincoln National Corp.                                         400          16
Republic New York Corp.                                        200          14
Torchmark Corp.                                                300           9
                                                                     ---------
                                                                         7,718
Health Care 10.1%
Bristol-Myers Squibb Co.                                    12,800         822
Merck & Co., Inc.                                           10,700         718
Johnson & Johnson                                            6,200         577
Pfizer, Inc.                                                17,600         571
Amgen, Inc. (b)                                              9,000         541
Schering-Plough Corp.                                        9,900         418
Abbott Laboratories                                         10,200         370
Eli Lilly & Co.                                              5,200         346
CIGNA Corp.                                                  2,900         234
Medtronic, Inc.                                              5,700         208
Warner-Lambert Co.                                           2,400         197
Wellpoint Health Networks, Inc.
 (b)                                                         2,000         132
Becton Dickinson & Co.                                       4,600         122
United Healthcare Corp.                                      1,900         101
Guidant Corp.                                                1,800          85
Biomet, Inc.                                                 2,000          80
Boston Scientific Corp. (b)                                  3,000          66
Pharmacia & Upjohn, Inc.                                     1,100          50
St. Jude Medical, Inc.                                       1,000          31
                                                                     ---------
                                                                         5,669
Materials & Processing 2.3%
Rohm & Haas Co.                                              9,100         370
Alcoa, Inc.                                                  2,700         224
E.I. Du Pont de Nemours, Inc.                                1,893         125
Engelhard Corp.                                              5,200          98
W.R. Grace & Co. (b)                                         6,000          83
Sealed Air Corp.                                             1,500          78
Praxair, Inc.                                                1,400          70
National Service Industries, Inc.                            2,000          59
Fort James Corp.                                             1,900          52
Barrick Gold Corp.                                           2,500          43
Air Products & Chemicals                                     1,100          37
Hercules, Inc.                                               1,300          36
Nucor Corp.                                                    400          22
                                                                     ---------
                                                                         1,297
Technology 27.8%
Microsoft Corp. (b)                                         24,400       2,849
Cisco Systems, Inc. (b)                                     15,700       1,682
Intel Corp.                                                 18,400       1,515
Lucent Technologies, Inc.                                   16,300       1,219
Oracle Corp. (b)                                             8,400         941
International Business Machines Corp.                        8,500         918
Dell Computer Corp. (b)                                     17,700         903
America Online, Inc. (b)                                    10,100         762
Sun Microsystems, Inc. (b)                                   8,800         681
Hewlett Packard Co.                                          5,200         592
EMC Corp. (b)                                                5,200         568
Yahoo, Inc. (b)                                              1,100         476
Texas Instruments, Inc.                                      4,000         388
Applied Materials, Inc. (b)                                  3,000         380
Tellabs, Inc. (b)                                            4,600         295
3Com Corp. (b)                                               6,100         287
Compuware Corp. (b)                                          6,900         257
Computer Sciences Corp. (b)                                  2,400         227
Network Appliance, Inc. (b)                                  2,400         199
Gateway, Inc. (b)                                            2,200         159
Solectron Corp. (b)                                          1,600         152
BMC Software, Inc. (b)                                       1,500         119
Adaptec, Inc. (b)                                            1,500          75
Corning, Inc.                                                  500          64
Lexmark International Group, Inc. 'A' (b)                      500          45
PerkinElmer, Inc.                                              600          25
                                                                     ---------
                                                                        15,778
Transportation 0.8%
Kansas City Southern Industries, Inc.                        3,100         231
Delta Air Lines, Inc.                                        1,500          75
FDX Corp. (b)                                                1,200          49
AMR Corp. (b)                                                  500          34
Southwest Airlines Co.                                       1,500          24
Laidlaw, Inc.                                                3,800          20
                                                                     ---------
                                                                           433
Utilities 1.6%
Edison International                                        13,100         343
Coastal Corp.                                                4,700         167
Columbia Gas Systems, Inc.                                   1,800         114
DTE Energy Co.                                               2,600          82
Duke Energy Corp.                                            1,400          70
Peoples Energy Corp.                                         1,200          40
Public Service Enterprise Group,
 Inc.                                                        1,100          38
Consolidated Edison, Inc.                                      900          31
Central & South West Corp.                                     900          18
Constellation Energy Group, Inc.                               400          12
Sempra Energy                                                  500           9
                                                                     ---------
                                                                           924
                                                                     ---------
Total Common Stocks                                                     56,353
(Cost $47,350)                                                       =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.2%
--------------------------------------------------------------------------------

                                                        Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 0.2%
State Street Bank
     4.000% due 01/03/2000                              $      134         134
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Mortgage Corporation
     6.680% due 12/28/2001 valued at $140.
     Repurchase proceeds are $134.)
                                                                     ---------
Total Short-Term Instruments                                               134
(Cost $134)                                                          =========

Total Investments (a) 99.5%                                          $  56,487
(Cost $47,484)

Other Assets and Liabilities (Net) 0.5%                                    269
                                                                     ---------

Net Assets 100.0%                                                    $  56,756
                                                                     =========

                                                      See accompanying notes  67

Tax-Efficient Equity Fund
December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  10,658

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (1,655)
                                                                     ---------

Unrealized appreciation-net                                          $   9,003
                                                                     =========
(b) Non-income producing security.


68  See accompanying notes

Schedule of Investments
Structured Emerging Markets Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.2%
--------------------------------------------------------------------------------

Argentina 3.7%
Perez Companc SA 'B'                                        76,189   $     390
Acindar Industria Argentina de Aceros SA 'B'               180,041         289
Banco de Galicia y Buenos Aires SA de CV 'B'                53,138         264
Molinos Rio de la Plata SA                                  84,302         207
Siderca SA 'A'                                              94,817         199
Telefonica de Argentina SA                                  63,014         193
Telecom Argentina SA 'B'                                    24,749         170
Banco Frances SA                                            18,893         150
Astra Cia Argentina de Petro SA                             49,820         107
Nobleza Piccardo SAI.C. y F.                                40,467          86
Buenos Aires Embotella                                         113           1
                                                                     ---------
                                                                         2,056
Baltic Nations 1.0%
Baltic Fund 'A'                                              7,116         571
                                                                     ---------
Botswana 1.0%
Standard Chart Bank Botswana                                33,946         284
Sechaba Breweries Ltd.                                     181,100         207
Sefalana Holding Co. Ltd.                                   80,500          94
                                                                     ---------
                                                                           585
Brazil 6.1%
Petroleo Brasileiro SA                                      49,850       1,279
Telecomunicacoes Brasileiras SA SP - ADR                     6,300         810
Brasmotor SA (b)                                         1,270,000         179
Companhia Cervejaria Brahma                                234,531         172
Companhia Suzano de Papel e Celulose                        46,000         140
Petroleo Brasileiro SA                                     534,543         136
Itausa-Investimentos Itau SA                               123,700         128
Telecomunicacoes Brasileiras SA                            971,323         128
Companhia Fabricadora de Pecas                              22,047          89
Banco Estado de Sao Paul                                 2,410,000          85
Banco Do Brasil SA                                      10,300,000          62
Companhia Vidraria Santa Marina                             48,000          58
Centrais Electricas Brasileiras SA 'B'                   2,310,490          55
Telecomunicacoes de Sao Paulo                            2,104,593          50
Telesp Celular SA 'B' (b)                                  371,057          29
Light -Servicos de Electricidade SA                        174,301          19
Casa Anglo Brasileira SA                                 4,360,773           0
                                                                     ---------
                                                                         3,419
Bulgaria 0.2%
Framlington Bulgaria Fund (b)                               33,920         119
                                                                     ---------
Chile 3.6%
Masisa SA SP - ADR                                          18,400         237
Banco Santiago SA SP - ADR                                  10,000         214
Empresa Nacional de Electricidad SA SP - ADR                12,959         184
Compania Cervecerias Unidas SA SP - ADR                      5,600         180
Administradora de Fondos de
 Pensiones Provida SA SP - ADR                               7,900         170
Enersis SA SP - ADR                                          7,114         167
Compania de Telecomunicaciones
 de Chile SA SP - ADR                                        8,745         160
Cristalerias de Chile SP - ADR                               9,200         132
Madeco SA SP - ADR                                          11,400         127
Sociedad Quimica y Minera de Chile SA SP - ADR               4,000         126
Laboratorio Chile SA SP - ADR                                4,600          84
Embotelladora Andina SA SP - ADR 'B'                         4,300          63
Embotelladora Andina SA SP - ADR 'A'                         3,500          62
Gener SA SP - ADR                                            3,900          60
Quimica Y Minera de Chile                                      731          23
                                                                     ---------
                                                                         1,989
China 3.4%
China Telecom Ltd. (b)                                     119,000         742
Yizheng Chemical Fibre Co. Ltd. 'H'                        988,000         276
China Merchants Shekou Port Service Co. Ltd.               390,940         179
Shanghai Petrochemical Co. Ltd. 'H'                        813,000         128
Shanghai Diesel Engine Co. Ltd. 'B'                        592,000         110
China Resources Enterprise Ltd.                             68,000         109
China Overseas Land & Investment                           595,000          86
Maanshan Iron & Steel Co. 'H'                            1,044,000          56
Shanghai Dazhong Taxi Co. 'B'                              169,000          55
Guangshen Railway Co. Ltd. 'H' (b)                         428,000          48
Guangdong Investment Ltd.                                  271,000          40
Harbin Power Equipment Co. Ltd. 'H'                        600,000          32
Shanghai Dajiang Group Co. Ltd. 'B'                        181,200          21
                                                                     ---------
                                                                         1,882
Colombia 0.4%
Bancolombia SP - ADR                                        29,400         136
Banco Ganadero SA SP - ADR                                   4,966          40
Carulla y Compania SP - ADR                                 34,700          32
Cadena Almacenes SP - ADR                                   31,040          29
Cementos Diamante SA SP - GDR 144A                           5,800           5
Cementos Diamante SA SP - GDR                                2,300           2
                                                                     ---------
                                                                           244
Croatia 0.6%
Pliva D.D.                                                  27,390         351
                                                                     ---------
Czech Republic 2.0%
SPT Telecom AS                                              13,270         214
SPT Telecom AS SP - GDR (b)                                 12,100         194
Ceske Radiokomunikace (b)                                    4,500         165
CEZ                                                         58,432         144
Komercni Banka AS                                            7,033         114
Ceska Pojistovna                                             1,058          66
Skoda Plzen AS                                              19,058          62
ZDB (b)                                                     10,273          58
Vodni Stavby Praha AS                                       10,580          40
Synthesia AS                                                16,237          33
Aliachem AS                                                 85,472          17
                                                                     ---------
                                                                         1,107
Egypt 2.4%
Mobinil-Egyptian Mobile Network (b)                          9,880         453
Commercial International Bank                               18,818         275
Suez Cement Co.                                             14,311         238
Al-Ahram Beverages Co. SAE                                   9,700         191
Egyptian International                                       1,647          80
 Pharmaceutical Industries Co.
Paints & Chemical Industries Co. SAE                         3,034          43
Egyptian Financial & Industrial Co.                          3,432          30
Heliopolis Housing & Development Co.                           778          17
                                                                     ---------
                                                                         1,327
Ghana 0.5%
Social Security Bank Ltd. (b)                              137,600          79
Unilever Ghana Ltd. (b)                                    113,960          61
Ashanti Goldfields Co. Ltd. SP - GDR                        21,434          57
Mobil Oil Ghana Ltd. (b)                                     8,631          34
Standard Chartered Bank Ghana Ltd.                           4,700          26
Aluworks Ghana Ltd. (b)                                     32,200          23
                                                                     ---------
                                                                           280
Greece 3.5%
J. Boutaris & Son Holdings                                  18,990         267
Intracom SA                                                  3,740         171
Panafon Hellenic Telecommunications                         11,800         158
 Co. SA
National Bank of Greece SA                                   2,024         149
Commercial Bank of Greece SA                                 1,760         134
Alpha Credit Bank                                            1,668         131
Hellenic Telecommunication                                   5,239         124
 Organization SA
Titan Cement Co. SA                                          2,060         123
General Construction SA                                      5,156         123
Elais Co. SA                                                 2,170          91
Alpha Leasing SA                                             2,012          87
Aluminium of Greece SA                                       1,630          80
Aegek SA                                                     3,550          53
Ergo Bank SA                                                   526          51
National Bank of Greece SP - ADR (b)                         3,500          49
EFG Eurobank (b)                                             1,080          47
Hellenic Bottling Co. SA                                     1,780          41
Attica Enterprises SA                                        1,386          27
Naoussa Spinning Mills                                       1,160          26
Radio Athinai                                                    4           0
                                                                     ---------
                                                                         1,932
Hungary 3.5%
Gedeon Richter Rt.                                           3,752         247
BorsodChem Rt. (b)                                           5,681         233
OTP Bank Rt.                                                 3,841         225
Antenna Hungaria Rt. (b)                                    11,278         222
Pick Szeged Rt.                                              3,800         178
Magyar Tavkozlesi Rt. SP - ADR                               4,800         173


                                                       See accompanying notes 69

Structured Emerging Markets Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares      (000s)
------------------------------------------------------------------------------
Demasz Rt.                                                   2,100         160
Danubius Hotel and Spa Rt.                                   6,990         127
Pannonplast Rt.                                              4,760         118
MOL Magyar Olaj-es Gazipari Rt.                              5,630         117
Graboplast Rt.                                              11,870         108
Inter-Europa Bank Rt.                                        2,362          74
                                                                     ---------
                                                                         1,982
India 4.1%
UTI India IT Fund (b)                                        6,700         484
The India Fund, Inc.                                        25,600         429
Indo Gulf Corp. Ltd. SP - GDR                              132,600         192
Mahindra & Mahindra Ltd. SP - GDR                           13,129         145
Hindalco Industries Ltd. SP - GDR                            6,000         141
CESC Ltd. SP - GDR                                         176,000         128
Grasim Industries SP - GDR                                   8,600         118
State Bank of India SP - GDR                                 7,800          95
I.T.C. Limited SP - GDR                                      4,800          93
Reliance Industries SP - GDR                                 6,208          89
Tata Engineering and Locomotive Co. Ltd. SP - GDR           15,850          73
Southern Petrochemical SP - GDR                             23,200          64
Grasim Industries Ltd. SP - GDR (b)                          3,990          55
Bajaj Auto Ltd. SP - GDR                                     5,702          54
Ranbaxy Laboratories Limited SP - GDR (b)                    2,300          51
Tata Electric Cos. SP - GDR                                    410          47
Indian Rayon & Industries Ltd. SP - GDR                     13,300          33
                                                                     ---------
                                                                         2,291
Indonesia 3.0%
PT Astra International, Inc.                               778,000         418
PT Telekomunikasi Indonesia                                392,580         223
PT Indofood Sukses Makmur                                  173,000         217
PT Indah Kiat Pulp & Paper Corp.                           534,000         210
PT Hanjaya Mandala Sampoerna                                82,500         210
PT Indosat (Persero)                                        83,500         186
PT Indocement Tunggal Prakarsa                             329,500         146
PT Mayora Indah                                            434,500          59
PT Bank Internasional Indonesia                            991,800          21
PT Bank Dagang Nasional Indonesia 'F'                    1,022,750           0
                                                                     ---------
                                                                         1,690
Israel 4.1%
Bezek Israeli Telecommunication Corp. Ltd.                 112,579         561
Teva Pharmaceutical Industries Ltd.                          5,935         409
Bank Hapoalim Ltd.                                          82,068         256
Bank Leumi Le-Israel                                        85,489         180
Israel Chemicals Ltd.                                      161,074         177
Discount Investment Corp.                                    3,428         174
Nice Systems Ltd.                                            3,505         170
Koor Industries Ltd.                                         1,670         167
Leumi Insurance Holdings (b)                               121,262         110
Blue Square Chain Investments and
    Properties Ltd. (b)                                      4,167          63
Industrial Buildings Corp.                                  36,596          56
                                                                     ---------
                                                                         2,323
Kenya 0.5%
Uchumi Supermarket Ltd.                                    132,100          73
Firestone East Africa Ltd.                                 303,150          67
Kenya Airways Ltd.                                         364,500          39
Kenya Power & Lighting Co. Ltd.                             25,050          33
Sasini Tea & Coffee Ltd.                                    43,600          27
National Industrial Credit Bank                             63,460          24
Athi River Mining Ltd.                                     256,800          20
Kenya Commercial Bank Ltd.                                  28,451          12
                                                                     ---------
                                                                           295
Malaysia 3.9%
Telekom Malaysia Bhd.                                       72,000         279
Malayan Banking Bhd.                                        76,400         271
Commerce Asset-Holding Bhd.                                 93,950         241
Edaran Otomobil Nasional Bhd.                               53,000         226
Sime Darby Bhd.                                            159,700         203
Leader Universal Holdings Bhd.                             524,000         168
United Engineers (Malaysia) Bhd.                            96,200         153
Malaysia Internation Shipping Bhd.                          67,000         110
Genting Bhd.                                                30,200         107
Magnum Corp. Bhd.                                          122,000          91
Aokam Perdana Bhd.                                          30,166          81
Rashid Hussain Bhd.                                         95,000          79
Technology Resources Industries Bhd.                       113,000          70
Nestle Malaysia Bhd.                                        16,000          69
Tenaga Nasional Bhd.                                        16,000          41
United Engineers Bhd. - Warrant(b)                          13,440          10
                                                                     ---------
                                                                         2,199
Mauritius Island 0.6%
New Mauritius Hotels Ltd.                                   31,515          63
State Bank of Mauritius Ltd. (b)                            63,350          42
The United Basalt Products                                  39,500          41
Sun Resorts Ltd.                                            18,800          38
Mauritius Commercial Bank (b)                                9,034          33
Shell Mauritius Ltd. (b)                                    26,979          32
Mon Tresor & Mon Desert Ltd. (b)                            23,449          28
Air Mauritius Ltd.                                          19,100          25
Rogers & Co. Ltd. (b)                                        6,455          21
Ireland Blyth Ltd. (b)                                      29,400          21
                                                                     ---------
                                                                           344
Mexico 5.8%
Grupo Financiero Banamex Accival SA                        127,000         509
Carso Global Telecom 'A1'                                   41,000         385
Grupo Financiero Bancomer SA                               833,000         348
Alfa SA de CV 'A'                                           58,572         276
Grupo Televisa SA 'CPO'                                      8,000         270
Grupo Carso SA de CV 'A1' (b)                               47,000         234
Cemex SA de CV                                              41,630         233
Grupo Mexico SA 'B'                                         41,000         203
Telefonos de Mexico SA (b)                                  36,200         202
Grupo Industrial Bimbo SA de CV 'A'                         64,000         143
Cifra SA de CV 'V'                                          68,569         138
Coca-Cola Femsa SA 'L'                                      78,000         136
Industrias Penoles SA 'CP' (b)                              32,000          92
Kimberly-Clark de Mexico SA de  CV 'A'                      23,000          90
Grupo Situr SA de CV 'B'                                   641,000           0
                                                                     ---------
                                                                         3,259
Morocco 1.2%
Omnium Nord Africain SA                                      1,348         157
Cie Transports LN                                            3,121         121
Samir (b)                                                    1,510         106
Wafabank                                                       674          70
Banque Commercial du Maroc                                     684          68
Ciments du Maroc                                               648          57
Lesieur Cristal                                                414          56
Brasseries du Nord Marocain CV 'A'                             259          55
                                                                     ---------
                                                                           690
Peru 3.9%
Cerveceria Backus & Johnston SA 'T'                        877,559         365
Telefonica del Peru SA 'B'                                 250,949         327
Ferreyros SA                                               584,488         317
Banco Wiese Ltd.                                           747,299         256
Credicorp Ltd.                                              15,737         189
Cementos Lima SA                                             9,904         163
Alicorp SA (b)                                             899,556         149
Telefonica Del Peru SA                                      10,830         145
Compania de Minas Buenaventura SA 'B'                       16,157         131
Southern Peru Copper Corp.                                  27,374         113
Indeco SA Trabajo                                          457,222          46
Minsur SA                                                        1           0
                                                                     ---------
                                                                         2,201
Philippines 3.6%
Philippine Long Distance Telephone Co.                      10,230         260
Ayala Corp.                                                871,436         254
San Miguel Corp. 'B'                                       167,820         237
Ayala Land, Inc.                                           673,600         176
Aboitiz Equity Ventures, Inc. (b)                        3,141,000         171
SM Prime Holdings, Inc.                                    883,000         167
Manila Electric Co. 'B'                                     57,580         164
Petron Corp.                                             2,024,800         161
Metro Bank Trust Co.                                        20,950         151
Benpres Holdings Corp. (b)                                 942,500         143
International Container Term  Services, Inc.               832,245          75
First Philippine Holdings Corp.                             28,520          24
Philex Mining Corp. 'B'                                  1,689,745          22
Fortune Cement Corp.                                     1,022,250          20
Sanitary Wares Manufacturing Corp.                             589           0
                                                                     ---------
                                                                         2,025


70 See accompanying notes

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
Poland 3.6%
KGHM Polska Miedz SA                                        41,250   $     259
Telekomunikacja Polska SA                                   28,100         184
Elektrim Spolka Akcyjna SA                                  17,295         171
Zaklady Piwowarskie W Zywcu SA                               1,920         169
Bank Rozwoju Eksportu SA                                     4,860         154
Wielkopolski Bank Kredytowy SA                              21,628         146
Telekomunikacja Polska (b)                                  21,900         141
Bank Slaski SA W Katowicach                                  1,865         127
Stalexport SA                                               18,715         124
Bank Handlowy W. Warszawie                                   7,285         108
Fabryka Kotlow Rafako SA (b)                                55,460          88
Prokom Software SA                                           2,562          79
Mostostal Export SA                                         53,490          56
Krosnienskie Huty SZKLA SA                                   6,910          53
Przedsiebiorstwo Farmaceutyczne JELFA SA                     6,130          52
Zaklady Metali Lekkich Kety (b)                              3,845          51
Huta Szkla Gospodarczego Irena                              30,840          43
Agros Holding SA                                             2,515          17
                                                                     ---------
                                                                         2,022
Romania 0.7%
Romanian Investment                                            402         180
Society Generale Romania Fund                                3,096         164
Romanian Growth Fund                                        24,300          30
                                                                     ---------
                                                                           374
Russia 4.9%
Unified Energy System SP - ADR                              55,230         663
Samson                                                      25,791         661
Surgutneftegaz                                              21,000         368
LUKoil Holding SP - ADR                                      3,700         192
Rao Gazprom SP - ADR                                        11,000          93
Uralmash-Zavody SP - ADR (b)                                80,000          90
Vimpel-Communications SP - ADR (b)                           1,900          85
Baltika Brewery (b)                                            300          83
Uralmash-Zavody                                             67,000          76
Mosenergo SP - ADR                                          16,601          73
Gorkovsky Auto Plant                                         1,400          46
Orenburgneft                                               100,000          45
Trade House GUM SP - ADR                                    44,100          44
Irkutskenergo SP - ADR                                      11,385          43
Trading House TSUM                                         263,100          34
LUKoil Holding SP - ADR                                      2,650          31
Rostelecom SP - ADR                                          1,666          28
Rao Gazprom SP - ADR                                         3,100          27
Chernogorneft SP - ADR (b)                                  12,050          21
Avtovaz                                                        500          20
A.O. Tatneft SP - ADR                                        1,700          16
Moscow City Telephone                                           50           5
Trading House TSUM SP - ADR                                  3,200           4
                                                                     ---------
                                                                         2,748
Saudi Arabia 0.4%
Saudi Arabian Investment Fund                               20,200         202
                                                                     ---------
South Africa 3.9%
Impala Platinum Holdings Ltd.                               10,570         428
Sasol Ltd.                                                  32,836         277
Datatec Ltd. (b)                                            11,500         203
Nedcor Ltd.                                                  8,900         198
Comparex Holdings Ltd.                                      24,100         169
Anglo American PLC (b)                                       2,568         165
Liberty Life Association of Africa Ltd.                     12,916         149
De Beers Centenary                                           4,640         135
Barlow Ltd.                                                 16,400         118
South African Breweries PLC                                 17,667         179
Pepkor Ltd. (b)                                             13,840          65
Wooltru Ltd.                                                18,870          38
Wooltru Ltd. 'N'                                            18,500          37
Nedcor Investment Bank Holdings Ltd.                         8,900           6
Edgars Consolidated Stores                                     285           4
                                                                     ---------
                                                                         2,171
South Korea 5.6%
Korea Telecom                                                2,250         355
Trigem Computer, Inc.                                        3,186         354
SK Telecom Co. Ltd.                                             94         337
SK Corp.                                                    11,110         337
SK Telecom Co. Ltd. SP-ADR                                   7,972         306
LG Electronics                                               6,550         271
Hanwha Chemical Corp.                                       27,882         245
Hite Brewery Co. Ltd.                                        6,120         210
Pohang Iron & Steel Co. Ltd.                                 1,650         182
Korean Air                                                  12,070         137
Korea Electric Power Corp.                                   3,720         115
Shinhan Bank                                                 8,674          94
Samsung Fire & Marine Insurance                              2,730          87
Hanvit Bank                                                 11,500          74
Daewoo Securities Co.                                        1,771          20
                                                                     ---------
                                                                         3,124
Taiwan 4.2%
Taiwan Fund, Inc.                                           34,135         696
R.O.C. Taiwan Fund                                          79,110         667
Acer, Inc. SP - GDR (b)                                     17,698         252
China Steel Corp. SP - GDR                                  10,085         151
Macronix International Co. Ltd. SP - ADR                     6,364         122
Walsin Lihwa Corp. SP - GDR (b)                             18,856         102
Yang Ming Marine Transport SP - GDR (b)                     14,486          92
Asia Cement Corp. SP - GDR                                   8,757          85
President Enterprise Corp. SP - GDR (b)                      7,798          62
Yageo Corp. SP - GDR (b)                                    10,251          58
Tuntex Distinct Corp. SP - GDR (b)                          22,552          39
Teco Electric & Machinery SP - GDR (b)                       2,193          18
                                                                     ---------
                                                                         2,344
Thailand 4.3%
Advanced Info Service Public Co. Ltd.                       24,600         413
Hana Microelectronics Public Co. Ltd.                       62,800         300
Thai Farmers Bank Public Co. Ltd.                          160,900         269
Siam Cement Public Co. Ltd. 'R'                              6,600         219
BEC World Public Co. Ltd.                                   29,600         196
Siam Cement Public Co. Ltd.                                  9,700         191
PTT Exploration & Production                                28,800         177
TelecomAsia Corp. Public Co. Ltd.                          132,000         172
Bangkok Bank Public Co.                                     67,600         171
Land & Houses Public Co. Ltd.                              112,000         106
United Communication Industries                            102,000         102
Electricity Generating Public Co. Ltd.                      65,700          82
Banpu Public Co. Ltd.                                       35,600          25
                                                                     ---------
                                                                         2,423
Turkey 6.4%
Turk Hava Yollari Anonim Ortakligi                       7,228,044         626
Dogan Sirketler Grubu Holding AS                        17,250,424         509
Netas Northern Electric Telekomunikasyon AS              2,596,800         345
Akbank TAS                                               9,979,252         294
Migros Turk TAS                                            405,956         262
Eregli Demir Ve Celik Fabrikalari TAS                    5,903,609         245
Yapi ve Kredi Bankasi AS                                 7,772,000         240
Koc Holding AS                                           1,280,584         236
Cukurova Elektrik AS                                       168,835         202
Vestel Elektronik Sanayi                                   740,000         177
Erciyas Biracilik ve Malt Sanayii AS                     2,466,713         118
Aksa Akrilik Kimya Sanayii AS                            2,410,639         113
Arcelik AS                                               1,279,348          84
Petrol Ofisi AS                                            354,202          83
Bursa Cimento Fabrikasi AS                               1,600,000          71
                                                                     ---------
                                                                         3,605
Venezuela 1.6%
Compania Anonima Nacional Telefonos
   de Venezuela SP - ADR                                    16,000         394
Electridad de Caracas (b)                                   13,300         211
Mavesa SA SP - ADR                                          32,000          98
Banco Venezolano de Creditio SP - ADR                       26,752          79
Mantex S.A.C.A. SP - ADR                                     8,800          71
Siderurgica Venezolana Sivensa SP - ADR                     17,433          38
International Briquettes Holding, Inc. (b)                   6,667          29
                                                                     ---------
                                                                           920
Zimbabwe 1.0%
Barclays Bank of Zimbabwe                                  561,400         216
Delta Corp. Ltd.                                           447,038         159
Wankie Colliery Co. Ltd.                                 1,364,428         111
Interfresh Ltd.                                          1,829,700          60
                                                                     ---------
                                                                           546
                                                                     ---------
Total Common Stocks                                                     55,640
(Cost $43,600)                                                       =========



                                                       See accompanying notes 71

Structured Emerging Markets Fund
December 31, 1999 (Unaudited)


                                                         Principal
                                                            Amount       Value
                                                            (000s)      (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.2%
--------------------------------------------------------------------------------
Repurchase Agreements 1.2%
State Street Bank
     4.000% due 01/03/2000                               $     672   $     672
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Mortgage Corporation
     6.680% 12/28/2001 valued at $689.
     Repurchase proceeds are $672.)
                                                                     ---------
Total Short-Term Instruments
(Cost $672)                                                                672
                                                                     =========

Total Investments (a) 100.4%                                         $  56,312
(Cost $44,272)

Other Assets and Liabilities (Net) (0.4%)                                 (236)
                                                                     ---------
Net Assets 100.0%                                                    $  56,076
                                                                     =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  19,911

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (7,871)
                                                                     ---------
Unrealized appreciation-net                                          $  12,040
                                                                     =========
(b) Non-income producing security.

(c) Foreign forward currency contracts outstanding at December 31, 1999.

                        Principal
                           Amount
                       Covered by       Expiration          Unrealized
Type      Currency       Contract            Month        Appreciation
--------------------------------------------------------------------------------
Buy             BP              1          01/2000       $           0

(d) Principal amount denoted in indicated currency:

          BP - British Pound


72 See accompanying notes

Schedule of Investments
Tax-Efficient Structured Emerging Markets Fund
December 31, 1999 (Unaudited)


                                                                         Value
                                                            Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.4%
--------------------------------------------------------------------------------

Argentina 3.4%
Perez Companc SA 'B'                                       148,179   $     759
Telecom Argentina SA 'B'                                    66,499         458
Telefonica de Argentina SA                                 133,634         410
Acindar Industria Argentina de Aceros SA 'B'               216,373         346
Banco Frances SA                                            43,102         341
Molinos Rio de la Plata SA                                 104,162         256
Siderca SA 'A'                                             119,602         251
Banco de Galicia y Buenos Aires SA de CV 'B'                46,920         233
Astra Cia Argentina de Petro SA                             69,210         147
Nobleza Piccardo SAI.C. y F.                                49,664         105
Buenos Aires Embotella                                         134           1
                                                                     ---------
                                                                         3,307
Baltic Nations 0.8%
Baltic Fund 'A'                                              9,107         731
                                                                     ---------
Botswana 0.9%
Sechaba Breweries Ltd.                                     382,400         437
Standard Chart Bank Botswana                                40,335         337
Sefalana Holding Co. Ltd.                                   93,100         108
                                                                     ---------
                                                                           882
Brazil 7.1%
Telecomunicacoes Brasileiras SA SP - ADR                    22,080       2,837
Petroleo Brasileiro SA                                     101,300       2,598
Companhia Cervejaria Brahma                                277,000         202
Companhia Suzano de Papel e Celulose                        55,200         168
Petroleo Brasileiro SA                                     630,000         160
Itausa-Investimentos Itau SA                               147,500         153
Brasmotor SA (b)                                         1,063,000         149
Telecomunicacoes Brasileiras SA                          1,068,397         140
Banco Estado de Sao Paul                                 2,800,457          99
Companhia Fabricadora de Pecas                              18,777          76
Banco Do Brasil SA                                      12,274,300          74
Companhia Vidraria Santa Marina                             57,700          70
Centrais Electricas Brasileiras SA 'B'                   2,800,000          67
Telecomunicacoes de Sao Paulo                            2,538,189          60
Telesp Celular SA 'B' (b)                                  447,502          35
Light -Servicos de Electricidade SA                         20,000           2
Casa Anglo Brasileira SA                                 5,208,000           0
                                                                     ---------
                                                                         6,890
Bulgaria 0.2%
Framlington Bulgaria Fund (b)                               44,260         156
                                                                     ---------
Chile 3.5%
Empresa Nacional de Electricidad SA SP - ADR                31,288         444
Banco Santiago SA SP - ADR                                  17,200         369
Madeco SA SP - ADR                                          32,600         363
Masisa SA SP - ADR                                          27,900         359
Enersis SA SP - ADR                                         12,316         289
Compania Cervecerias Unidas SA SP - ADR                      7,800         250
Laboratorio Chile SA SP - ADR                               13,600         247
Administradora de Fondos de
   Pensiones Provida SA SP - ADR                            10,600         228
Sociedad Quimica y Minera de Chile SA SP - ADR               6,300         199
Compania de Telecomunicaciones
   de Chile SA SP - ADR                                     10,796         197
Cristalerias de Chile SP - ADR                              13,100         188
Embotelladora Andina SA SP - ADR 'B'                         6,700          98
Gener SA SP - ADR                                            5,500          85
Embotelladora Andina SA SP - ADR 'A'                         4,200          75
Quimica Y Minera de Chile                                    1,264          40
                                                                     ---------
                                                                         3,431
China 3.8%
China Telecom Ltd. (b)                                     223,000       1,391
Yizheng Chemical Fibre Co. Ltd. 'H'                      1,170,000         327
Shanghai Diesel Engine Co. Ltd. 'B'                      1,265,120         235
China Merchants Shekou Port Service                        463,518         212
 Co. Ltd.
China Resources Enterprise Ltd.                            122,000         195
Jilin Chemical Industrial Co. Ltd.                       2,354,000         182
Shanghai New Asia Group Co. Ltd. 'B'                     1,067,500         158
Maanshan Iron & Steel Co. 'H'                            2,866,000         155
Shanghai Petrochemical Co. Ltd. 'H'                        962,000         151
China Travel International Investment Hong Kong Ltd.       800,000         115
China Overseas Land & Investment                           762,000         110
Shanghai Dazhong Taxi Co. 'B'                              331,000         109
Guangshen Railway Co. Ltd. 'H' (b)                         946,000         106
Guangdong Investment Ltd.                                  631,800          93
Qingling Motors Co. 'H'                                    672,000          82
Harbin Power Equipment Co. Ltd. 'H'                      1,444,000          78
Shanghai Dajiang Group Co. Ltd. 'B'                        214,800          24
                                                                     ---------
                                                                         3,723
Colombia 0.6%
Bancolombia SP - ADR                                        73,400         339
Banco Ganadero SA SP - ADR                                  14,600         116
Cadena Almacenes SP - ADR                                  118,100         111
Carulla y Compania SP - ADR                                 41,200          39
Cementos Diamante SA SP - GDR 144A                           6,900           6
Cementos Diamante SA SP - GDR                                2,800           3
                                                                     ---------
                                                                           614
Croatia 0.4%
Pliva D.D.                                                  28,050         359
                                                                     ---------
Czech Republic 1.5%
SPT Telecom AS SP - GDR (b)                                 23,200         372
SPT Telecom AS                                              15,730         254
Ceske Radiokomunikace (b)                                    5,700         209
CEZ                                                         69,256         171
Komercni Banka AS                                            8,337         135
Ceska Pojistovna                                             1,255          79
Skoda Plzen AS                                              22,591          73
ZDB (b)                                                     12,178          69
Vodni Stavby Praha AS                                       12,541          48
Synthesia AS                                                19,246          40
Aliachem AS                                                101,312          20
                                                                     ---------
                                                                         1,470
Egypt 2.1%
Mobinil-Egyptian Mobile Network (b)                         15,900         729
Eastern Co. for Tobacco & Cigarettes                        10,000         262
Commercial International Bank                               14,833         217
Al-Ahram Beverages Co. SAE                                   9,300         183
Suez Cement Co.                                              8,814         147
Oriental Weavers Co.                                         7,470         135
Egyptian International Pharmaceutical Industries Co.         2,613         128
Alexandria National Iron & Steel Co. (b)                     2,546         113
Egyptian Financial & Industrial Co.                          4,068          36
Paints & Chemical Industries Co. SAE                         1,436          21
Heliopolis Housing & Development Co.                           922          20
                                                                     ---------
                                                                         1,991
Ghana 0.4%
Ashanti Goldfields Co. Ltd. SP - GDR                        60,366         159
Unilever Ghana Ltd. (b)                                    135,040          72
Mobil Oil Ghana Ltd. (b)                                    10,174          41
Standard Chartered Bank Ghana Ltd.                           5,500          30
Aluworks Ghana Ltd. (b)                                     38,100          27
Social Security Bank Ltd. (b)                               47,400          27
                                                                     ---------
                                                                           356
Greece 4.4%
Intracom SA                                                 12,058         552
Alpha Leasing SA                                            11,275         487
Hellenic Telecommunication Organization SA                  19,606         464
General Construction SA                                     15,918         379
Titan Cement Co. SA                                          5,130         306
J. Boutaris & Son Holdings                                  20,910         294
Aegek SA                                                    18,140         272
Commercial Bank of Greece SA                                 3,120         238
Aluminium of Greece SA                                       3,900         192
Elais Co. SA                                                 4,280         179
Panafon Hellenic Telecommunications Co. SA                  11,800         158
Alpha Credit Bank                                            1,848         145
National Bank of Greece SA                                   1,880         139
National Bank of Greece SP - ADR (b)                         8,500         120
Ergo Bank SA                                                 1,234         119
Heracles General Cement SA                                   2,790          89
Hellenic Bottling Co. SA                                     3,620          83
Attica Enterprises SA                                        2,310          44
EFG Eurobank (b)                                               960          42
                                                                     ---------
                                                                         4,302


See accompanying notes 73

Tax-Efficient Structured Emerging Markets Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares      (000s)
--------------------------------------------------------------------------------
Hungary 4.2%
Magyar Tavkozlesi Rt. SP - ADR                              29,000   $   1,044
Gedeon Richter Rt.                                           8,300         546
OTP Bank Rt.                                                 9,171         537
MOL Magyar Olaj-es Gazipari Rt.                             15,475         322
BorsodChem Rt. (b)                                           6,964         285
Antenna Hungaria Rt. (b)                                    13,970         275
Pick Szeged Rt.                                              5,790         272
Graboplast Rt.                                              25,772         235
Demasz Rt.                                                   2,700         206
Pannonplast Rt.                                              6,800         168
Danubius Hotel and Spa Rt.                                   7,558         138
Inter-Europa Bank Rt.                                        2,390          75
                                                                     ---------
                                                                         4,103
India 4.2%
The India Fund, Inc.                                       107,200       1,796
Morgan Stanley India Investment Fund                        30,000         495
UTI India IT Fund (b)                                        5,600         405
Reliance Industries SP - GDR                                24,000         343
I.T.C. Limited SP - GDR                                     16,533         322
Indo Gulf Corp. Ltd. SP - GDR                              138,300         201
Mahindra & Mahindra Ltd. SP - GDR                           15,490         172
Hindalco Industries Ltd. SP - GDR                            7,067         167
CESC Ltd. SP - GDR                                         109,800          80
Bajaj Auto Ltd. SP - GDR                                     6,775          64
Ranbaxy Laboratories Limited SP - GDR (b)                    2,400          53
Tata Electric Cos. SP - GDR                                    100          12
Tata Engineering and Locomotive Co. Ltd. SP - GDR            2,400          11
                                                                     ---------
                                                                         4,121
Indonesia 4.1%
PT Hanjaya Mandala Sampoerna                               422,000       1,073
PT Astra International, Inc.                             1,963,000       1,053
PT Indofood Sukses Makmur                                  589,000         738
PT Telekomunikasi Indonesia                              1,197,320         681
PT Indah Kiat Pulp & Paper Corp.                           760,721         299
PT Mayora Indah                                            553,000          75
PT Bank Internasional Indonesia                          1,175,692          25
PT Bank Dagang Nasional Indonesia 'F'                    2,067,500           0
                                                                     ---------
                                                                         3,944
Israel 3.5%
Bezek Israeli Telecommunication Corp. Ltd.                 108,053         538
Nice Systems Ltd.                                           10,356         504
Koor Industries Ltd.                                         4,180         418
Bank Hapoalim Ltd.                                         131,022         408
Leumi Insurance Holdings (b)                               414,644         376
Bank Leumi Le-Israel                                       143,110         301
Israel Chemicals Ltd.                                      273,195         301
Industrial Buildings Corp.                                 153,418         236
Teva Pharmaceutical Industries Ltd.                          2,355         162
Blue Square Chain Investments and Properties Ltd. (b)        8,150         123
                                                                     ---------
                                                                         3,367
Kenya 0.4%
Kenya Power & Lighting Co. Ltd.                             87,600         115
Uchumi Supermarket Ltd.                                    156,500          86
Firestone East Africa Ltd.                                 359,250          79
Kenya Airways Ltd.                                         432,000          47
Sasini Tea & Coffee Ltd.                                    51,620          32
National Industrial Credit Bank                             83,661          31
Athi River Mining Ltd.                                     304,400          24
Kenya Commercial Bank Ltd.                                  33,755          15
                                                                     ---------
                                                                           429
Malaysia 3.9%
Commerce Asset-Holding Bhd.                                257,000         659
United Engineers (Malaysia) Bhd.                           396,800         632
Telekom Malaysia Bhd.                                      124,000         480
Sime Darby Bhd.                                            263,000         334
Malayan Banking Bhd.                                        90,400         321
Edaran Otomobil Nasional Bhd.                               63,000         269
Genting Bhd.                                                70,400         250
Leader Universal Holdings Bhd.                             712,000         229
Tenaga Nasional Bhd.                                        75,000         193
Malaysia Internation Shipping Bhd.                          80,000         132
Aokam Perdana Bhd.                                          35,733          96
Technology Resources Industries Bhd.                       135,000          83
Magnum Corp. Bhd.                                          100,000          75
United Engineers Bhd. - Warrant                             79,360          61
                                                                     ---------
                                                                         3,814
Mauritius Island 0.7%
State Bank of Mauritius Ltd. (b)                           257,549         172
Mauritius Commercial Bank (b)                               40,685         150
New Mauritius Hotels Ltd. (b)                               37,200          74
The United Basalt Products                                  46,900          49
Sun Resorts Ltd. Class A                                    22,200          45
Shell Mauritius Ltd. (b)                                    32,000          38
Mon Tresor & Mon Desert Ltd. (b)                            27,800          33
Air Mauritius Ltd. (b)                                      22,600          29
Rogers & Co. Ltd. (b)                                        7,600          25
Ireland Blyth Ltd. (b)                                      34,809          25
                                                                     ---------
                                                                           640
Mexico 4.8%
Grupo Financiero Banamex Accival SA                        167,000         670
Telefonos de Mexico SA (b)                                 113,390         634
Carso Global Telecom 'A1'                                   46,000         432
Grupo Financiero Bancomer SA                               948,000         396
Alfa SA de CV 'A'                                           78,000         366
Grupo Televisa SA 'CPO'                                     10,000         338
Grupo Carso SA de CV 'A1' (b)                               64,000         319
Cifra SA de CV 'V'                                         155,741         312
Cemex SA de CV                                              55,136         308
Grupo Mexico SA 'B'                                         55,369         274
Grupo Industrial Bimbo SA de CV 'A'                         75,777         169
Coca-Cola Femsa SA 'L'                                      93,000         162
Industrias Penoles SA 'CP' (b)                              43,000         124
Kimberly-Clark de Mexico SA de CV 'A'                       28,000         109
Grupo Situr SA de CV 'B'                                   759,751           0
                                                                     ---------
                                                                         4,613
Morocco 1.5%
Omnium Nord Africain SA                                      3,131         364
Brasseries du Nord Marocain                                  1,007         215
Ciments du Maroc                                             2,335         204
Cie Transports LN                                            4,961         192
Banque Commercial du Maroc                                   1,652         164
Wafabank                                                     1,242         129
Samir (b)                                                    1,790         125
Lesieur Cristal                                                491          67
                                                                     ---------
                                                                         1,460
Peru 3.7%
Credicorp Ltd.                                              45,132         542
Telefonica Del Peru SA                                      37,600         503
Banco Wiese Ltd.                                         1,202,253         411
Telefonica del Peru SA 'B'                                 268,617         350
Ferreyros SA                                               544,170         295
Cerveceria Backus & Johnston SA 'T'                        694,085         289
Buenaventura SA                                             16,128         259
Cementos Lima SA                                            14,532         239
Alicorp SA (b)                                           1,317,921         218
Compania de Minas Buenaventura SA 'B'                       24,428         198
Southern Peru Copper Corp.                                  32,448         134
Indeco SA Trabajo                                          917,443          92
Credicorp Ltd.                                               7,300          87
                                                                     ---------
                                                                         3,617
Philippines 3.1%
Ayala Corp.                                              1,871,612         546
San Miguel Corp. 'B'                                       255,000         361
Philippine Long Distance Telephone Co.                      13,780         350
Ayala Land, Inc.                                         1,251,201         326
Petron Corp.                                             3,884,200         308
SM Prime Holdings, Inc.                                  1,286,860         243
Manila Electric Co. 'B'                                     84,478         241
Aboitiz Equity Ventures, Inc. (b)                        3,722,205         203
Benpres Holdings Corp. (b)                               1,141,000         173
International Container Term Services, Inc.              1,620,887         147
Sanitary Wares Manufacturing Corp.                       2,616,401          35
First Philippine Holdings Corp.                             33,792          29
Philex Mining Corp. 'B'                                  2,003,300          26
Fortune Cement Corp.                                     1,212,125          23
                                                                     ---------
                                                                         3,011


74 See accompanying notes

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
Poland 3.7%
Telekomunikacja Polska (b)                                 128,200   $     827
Prokom Software SA                                           9,649         299
KGHM Polska Miedz SA                                        43,640         274
Zaklady Piwowarskie W Zywcu SA                               2,820         249
Elektrim Spolka Akcyjna SA                                  23,940         237
Telekomunikacja Polska SA                                   35,400         232
Bank Handlowy W. Warszawie                                  14,870         220
Bank Slaski SA W Katowicach                                  3,050         207
Bank Rozwoju Eksportu SA                                     5,760         182
Wielkopolski Bank Kredytowy SA                              25,638         174
KGHM Polska Miedz SA                                        11,300         151
Stalexport SA                                               22,185         148
Fabryka Kotlow Rafako SA (b)                                65,740         104
Mostostal Export SA                                         63,410          66
Krosnienskie Huty SZKLA SA                                   8,190          63
Przedsiebiorstwo Farmaceutyczne JELFA SA                     7,270          62
Zaklady Metali Lekkich Kety (b)                              4,555          61
Huta Szkla Gospodarczego Irena                              36,560          51
Agros Holding SA                                             2,985          20
                                                                     ---------
                                                                         3,627
Portugal 0.0%
Banco Espirito Santo e Comercial de Lisboa SA                  712          20
                                                                     ---------
Romania 0.6%
Society Generale Romania Fund                                5,212         276
Romanian Investment                                            513         229
Romanian Growth Fund                                        28,700          35
                                                                     ---------
                                                                           540
Russia 2.7%
LUKoil Holding SP - ADR                                     13,250         689
Unified Energy System SP - ADR                              50,700         608
Surgutneftegaz                                              18,200         319
Vimpel-Communications SP - ADR (b)                           5,180         231
Mosenergo SP - ADR                                          27,100         119
Uralmash-Zavody SP - ADR (b)                                94,000         106
Samson                                                      60,400          91
Irkutskenergo SP - ADR                                      23,300          87
Gorkovsky Auto Plant                                         2,600          86
Baltika Brewery (b)                                            250          69
Rostelecom SP - ADR                                          3,333          56
Trade House GUM SP - ADR                                    54,990          56
Trading House TSUM                                         311,900          40
Chernogorneft SP - ADR (b)                                  14,200          25
Avtovaz                                                        500          20
Trading House TSUM SP - ADR                                  3,800           5
Moscow City Telephone                                           50           5
                                                                     ---------
                                                                         2,612
Saudi Arabia 0.4%
Saudi Arabian Investment Fund                               34,900         349
                                                                     ---------
South Africa 3.9%
Sasol Ltd.                                                 112,510         949
Impala Platinum Holdings Ltd.                               12,601         510
FirstRand Ltd.                                             318,000         455
De Beers Centenary                                           8,791         256
Anglo American PLC (b)                                       3,900         251
Datatec Ltd. (b)                                            13,900         245
Nedcor Ltd.                                                 10,583         236
Comparex Holdings Ltd.                                      28,500         200
Barlow Ltd.                                                 19,375         139
Liberty Life Association of Africa Ltd.                     10,830         125
Pepkor Ltd. (b)                                             26,323         124
South African Breweries PLC (b)                             12,000         122
Wooltru Ltd.- N Shares                                      55,000         109
Wooltru Ltd.                                                22,298          45
Nedcor Investment Bank Holdings Ltd.                        10,583           7
Edgars Consolidated Stores                                     438           6
                                                                     ---------
                                                                         3,779
South Korea 7.0%
Trigem Computer, Inc.                                       38,050       4,222
Korea Telecom                                                4,550         717
Hanwha Chemical Corp.                                       39,466         347
Samsung Fire & Marine Insurance                              6,630         211
Shinhan Bank                                                18,106         196
Korea Asia Fund (b)                                            100         195
LG Electronics                                               4,463         185
Samsung Electronics                                            698         164
SK Telecom Co. Ltd.                                             37         133
Daewoo Securities Co.                                       11,698         132
Korean Air                                                  10,930         124
SK Telecom Co. Ltd. SP - ADR                                 2,318          89
Hite Brewery Co. Ltd.                                        1,950          67
Korea Electric Power Corp.                                     930          29
                                                                     ---------
                                                                         6,811
Taiwan 3.7%
Taiwan Fund, Inc.                                           48,503         988
R.O.C. Taiwan Fund                                         110,882         936
Acer, Inc. SP - GDR (b)                                     28,118         401
China Steel Corp. SP - GDR                                  17,330         260
Macronix International Co. Ltd. SP - ADR                    11,946         228
Walsin Lihwa Corp. SP - GDR (b)                             30,178         164
Asia Cement Corp. SP - GDR                                  16,010         155
President Enterprise Corp. SP - GDR (b)                     17,730         140
Yang Ming Marine Transport SP - GDR (b)                     17,066         108
Tuntex Distinct Corp. SP - GDR (b)                          52,304          90
Yageo Corp. SP - GDR (b)                                    12,276          69
Teco Electric & Machinery SP - GDR (b)                       8,379          69
                                                                     ---------
                                                                         3,608
Thailand 4.6%
Krung Thai Bank Public Co. Ltd.                          1,400,300         734
Shinawatra Computer Co. Ltd.                                57,000         539
Advanced Info Service Public Co. Ltd.                       29,100         488
Thai Farmers Bank Public Co. Ltd.                          262,300         439
Land & Houses Public Co. Ltd.                              414,400         393
BEC World Public Co. Ltd.                                   50,500         335
TelecomAsia Corp. Public Co. Ltd.                          238,300         310
Thai Telephone & Telecom                                   576,500         226
Siam Cement Public Co. Ltd.                                 11,400         224
Siam Makro Public Co.                                      124,800         176
Thai International Fund                                         15         152
United Communication Industries                            143,300         143
Electricity Generating Public Co. Ltd.                      77,900          97
Banpu Public Co. Ltd.                                      113,200         160
Hana Microelectronics Public Co. Ltd.                        7,800          37
                                                                     ---------
                                                                         4,453
Turkey 6.7%
Dogan Sirketler Grubu Holding AS                        40,891,200       1,206
Turk Hava Yollari Anonim Ortakligi                       8,788,246         762
Migros Turk TAS                                          1,050,750         678
Eregli Demir Ve Celik Fabrikalari TAS                   14,182,000         588
Netas Northern Electric Telekomunikasyon AS              4,139,000         549
Arcelik AS                                               6,688,000         438
Koc Holding AS                                           2,047,956         378
Yapi ve Kredi Bankasi AS                                12,000,000         371
Akbank TAS                                              12,119,265         358
Bursa Cimento Fabrikasi AS                               5,510,000         244
Petrol Ofisi AS                                            958,168         225
Erciyas Biracilik ve Malt Sanayi AS                      4,426,000         212
Vestel Elektronik Sanayi                                   875,000         210
Cukurova Elektrik AS                                       133,670         160
Aksa Akrilik Kimya Sanayi AS                             1,705,940          80
                                                                     ---------
                                                                         6,459
Venezuela 1.8%
Compania Anonima Nacional Telefonos
   de Venezuela SP - ADR                                    28,500         703
Electridad de Caracas (b)                                   35,300         559
Mavesa SA SP - ADR                                          57,900         177
Mantex S.A.C.A. SP - ADR                                    15,033         122
Banco Venezolano de Creditio SP - ADR                       37,935         111
Siderurgica Venezolana Sivensa SP - ADR                     26,067          56
International Briquettes Holding, Inc. (b)                   8,000          35
                                                                     ---------
                                                                         1,763
Zimbabwe 1.1%
Barclays Bank of Zimbabwe                                1,105,400         425
Delta Corp. Ltd.                                           710,684         253
Interfresh Ltd.                                          5,547,900         183
Wankie Colliery Co. Ltd.                                 2,199,200         180
                                                                     ---------
                                                                         1,041
                                                                     ---------
Total Common Stocks                                                     96,393
(Cost $81,345)                                                       =========



                                                       See accompanying notes 75

Tax-Efficient Structured Emerging Markets Fund
December 31, 1999 (Unaudited)


                                                         Principal
                                                            Amount       Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.5%
--------------------------------------------------------------------------------
Repurchase Agreements 1.5%
State Street Bank
     4.000% due 01/04/2000                               $   1,417   $   1,417
     (Dated 12/31/1999. Collateralized by
     Federal Home Loan Mortgage Corporation
     6.680% due 12/28/2001 valued at $1,448.
     Repurchase proceeds are $1,417.)
                                                                     ---------
Total Short-Term Instruments                                             1,417
(Cost $1,417)                                                        =========

Total Investments (a) 100.9%                                         $  97,810
(Cost $82,762)

Other Assets and Liabilities (Net) (0.9%)                                 (868)
                                                                     ---------
Net Assets 100.0%                                                    $  96,942
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  32,637

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (17,589)
                                                                     ---------
Unrealized appreciation-net                                          $  15,048
                                                                     =========

(b) Non-income producing security.

(c) Foreign forward currency contracts outstanding at December 31, 1999.

                          Principal
                             Amount
                         Covered by     Expiration          Unrealized
Type      Currency         Contract          Month        Appreciation
--------------------------------------------------------------------------------
Buy             SR            1,158        01/2000       $           0
Buy             SR            2,092        01/2000                   0

(d) Principal amount denoted in indicated currency:

          SR - South African Rand


76 See accompanying notes

Schedule of Investments
International Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCK 96.4%
--------------------------------------------------------------------------------

Australia 1.4%
Broken Hill Property Co.                                    29,500   $     387
National Australia Bank Ltd.                                18,600         285
News Corp. Ltd.                                             28,500         277
Telstra Corp. Ltd. (b)                                      47,100         256
Westpac Banking Corp.                                       33,300         230
Rio Tinto Ltd.                                               9,800         211
Southcorp Ltd.                                              39,600         140
Foster's Brewing Group Ltd.                                 44,000         126
Amcor Ltd. 'A'                                              22,900         107
Tabcorp Holdings Ltd.                                       15,500         105
Leighton Holdings Ltd.                                      25,900         100
                                                                     ---------
                                                                         2,224
Brazil 1.3%
Telecomunicacoes Brasileiras SA SP - ADR                     4,600         591
Centrais Electricas Brasileiras SA 'B'                  12,565,000         300
Cia Vale De Rio                                              8,700         241
Petroleo Brasileiro SA                                     824,000         210
Banco Itau SA                                            1,500,000         129
Banco Bradesco SA                                       14,446,000         113
Banco Bradesco SA (b)                                      938,037           0
Telecomunicacoes Brasileiras SA                          1,133,000          97
Companhia Energetica de Minas Gerais                     3,842,000          86
Companhia Siderurgica Nacional                           2,155,000          84
Companhia Cervejaria Brahma                                100,000          73
Souza Cruz SA                                                7,200          53
Aracruz Celulose SA 'B'                                     21,000          51
                                                                     ---------
                                                                         2,028

Chile 2.6%
Compania de Telecomunicaciones de Chile SA SP - ADR         40,855         746
Banco Santander Chile SP - ADR                              41,850         638
Enersis SA SP - ADR                                         24,122         567
Empresa Nacional de Electricidad SA SP - ADR                39,367         559
Compania Cervecerias Unidas SA SP - ADR                     11,400         366
Gener SA SP - ADR                                           20,933         324
Sociedad Quimica y Minera de Chile SA SP - ADR               9,200         290
Masisa SA SP - ADR                                          21,000         270
Madeco SA SP - ADR                                          20,742         231
Quimica Y Minera de Chile                                      531          17
                                                                     ---------
                                                                         4,008
China 0.5%
Beijing Datang Power Generation Co. Ltd.                 1,062,000         176
Jiangsu Expressway Co. Ltd.                                918,000         150
Shanghai Petrochemical Co. Ltd. 'H'                        778,000         122
Guangshen Railway Co. Ltd. 'H' (b)                         874,000          98
Huaneng Power International, Inc.                          383,000          91
Qingling Motors Co. 'H'                                    508,000          62
Yizheng Chemical Fibre Co. Ltd. 'H'                        202,000          57
China Southern Airlines Co. Ltd.                           258,000          56
                                                                     ---------
                                                                           812
Finland 3.0%
Nokia OYJ                                                   19,112       3,465
Sonera Group OYJ (b)                                         5,600         384
UPM-Kymmene Corp.                                            3,526         142
Kemira OYJ                                                  19,300         118
Sanoma-WSOY OYJ 'B' (b)                                      2,110         108
Jot Automation Group OYJ                                     7,600          71
Yit-Yhtyma OY                                                6,344          70
Hartwall OY AB                                               4,700          68
Viking Line AB                                               1,750          65
Rautaruukki OY                                               8,425          59
Okobank                                                      2,564          29
                                                                     ---------
                                                                         4,579
France 10.9%
France Telecom SA                                           19,571       2,589
Total SA                                                    15,032       2,006
Carrefour Supermarche                                        7,480       1,380
Banque National de Paris                                    12,820       1,183
L'OREAL                                                      1,390       1,115
AXA-UAP                                                      7,900       1,101
Vivendi (Ex-Generale Des Eaux)                              10,938         988
Pinault-Printemps Redout                                     2,950         779
Hermes International                                         4,045         610
Lagardere SCA (b)                                           10,500         571
Alcatel Alsthom                                              2,470         567
Sanofi-Synthelabo SA (b)                                    12,860         536
Legrand SA                                                   1,900         452
Castorama Dubois                                             1,470         447
Credit Lyonnais SA                                           9,700         444
Renault SA                                                   8,540         412
Lafarge SA                                                   3,501         408
Compagnie de Saint Gobain                                    1,780         335
Sodexho Alliance SA                                          1,750         310
Groupe Danone                                                  980         231
Societe BIC SA                                               3,770         172
Groupe GTM                                                   1,620         157
VIVENDI Warrant (b)                                          2,750           9
Schneider SA                                                     1           0
                                                                     ---------
                                                                        16,802
Germany 13.3%
Deutsche Telekom AG                                         58,832       4,140
Mannesmann AG                                                8,980       2,167
DaimlerChrysler AG                                          22,519       1,767
Allianz AG                                                   4,947       1,662
Siemens AG                                                  11,293       1,437
Deutsche Bank AG                                            15,422       1,303
SAP AG-Vorzug                                                2,060       1,256
Bayer AG                                                    20,600         979
BASF AG                                                     17,900         936
Dresdner Bank AG                                            16,120         877
Muenchener Rueckversicherungs-Gesellschaft AG                3,190         813
Bayerische Vereinsbank AG                                   10,500         717
MAN AG                                                      17,000         639
VEBA AG                                                     11,940         583
Viag AG                                                     21,320         391
Bayerische Motoren Werke AG                                 12,220         373
Metro AG                                                     6,800         372
                                                                     ---------
                                                                        20,412
Hong Kong 0.3%
Guangdong Kelon Electric                                   202,000         153
Zhejiang Expressway Co.                                    982,000         149
Shenzhen Expressway                                        600,000          95
                                                                     ---------
                                                                           397
Hungary 3.6%
Magyar Tavkozlesi Rt.                                      434,100       3,042
MOL Magyar Olaj-es Gazipari Rt.                             41,800         869
OTP Bank Rt.                                                13,010         762
Gedeon Richter Rt.                                           9,745         641
Danubius Hotel and Spa Rt.                                   7,490         136
Pick Szeged Rt.                                              1,090          51
                                                                     ---------
                                                                         5,501
Indonesia 0.1%
PT Semen Gresik                                             85,000         135
PT Telekomunikasi Indonesia                                100,880          57
                                                                     ---------
                                                                           192
Ireland 2.1%
Allied Irish Banks PLC                                      80,200         915
CRH PLC                                                     35,600         767
Kerry Group PLC                                             33,800         405
Irish Life & Permanent PLC                                  34,441         326
Jefferson Smurfit Group PLC                                101,200         306
Eircom PLC                                                  52,000         223
Eircom PLC SP-ADR                                           35,000         143
Bank of Ireland                                              9,200          73
                                                                     ---------
                                                                         3,158
Italy 2.2%
Telecom Italia Mobile SpA                                   65,400         731
ENI SpA                                                     93,000         512
Telecom Italia SpA                                          31,865         449
Assicuazioni Generali                                       12,535         414
Istituto Bancario San Paolo di Torino                       20,757         282
Fiat SpA                                                     6,540         187
Benetton Group SpA                                          75,700         174
Banca Popolare di Milano                                    19,200         150
Banca Commerciale Italiana                                  20,236         110
Cartiere Burgo SpA                                          15,100          99


                                                       See accompanying notes 77

International Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
Montedison SpA                                              97,344   $      93
Banca Intesa SpA                                            21,885          89
Enel SpA                                                     9,100          38
Beni Stabili SpA (b)                                        20,757           7
Banca Intesa SpA                                             3,486           6
                                                                     ---------
                                                                         3,341
Japan 18.2%
Murata Manufacturing Co.                                    11,000       2,584
Toyota Motor Corp.                                          45,000       2,180
Nippon Telegraph & Telephone                                   127       2,175
Fanuc                                                       16,300       2,076
Sharp Corp.                                                 67,000       1,715
Sony Corp.                                                   5,500       1,631
Bank of Tokyo-Mitsubishi Ltd.                              106,000       1,477
Fujisawa Pharmaceutical                                     43,000       1,044
Matsushita Electric Industrial Co. Ltd.                     36,000         997
Fuji Photo Film                                             26,000         949
Kirin Brewery Co. Ltd.                                      83,000         873
Hitachi Ltd.                                                52,000         835
Tokyo Electric Power                                        28,300         759
Canon, Inc.                                                 18,000         715
NEC Corp.                                                   27,000         643
Shiseido Co. Ltd.                                           42,000         613
Asahi Chemical Industry Co. Ltd.                           118,000         606
Nomura Securities Co. Ltd.                                  31,000         560
Sekisui Chemical Co. Ltd.                                  125,000         554
Tokio Marine & Fire Insurance Co.                           46,000         538
Sumitomo Electric Industries                                46,000         532
Sumitomo Bank Ltd.                                          38,000         520
Mitsubishi Heavy Industries Ltd.                           131,000         437
Bridgestone Corp.                                           19,000         418
Aoyama Trading Co. Ltd.                                     19,000         407
Fujitsu Ltd.                                                 8,000         365
Sankyo Co. Ltd.                                             17,000         349
DAI Nippon Printing Co. Ltd.                                21,000         335
Secom                                                        3,000         330
Nippon Steel Corp.                                         123,000         288
Nissan Motor Co. Ltd.                                       63,000         248
Honda Motor Co. Ltd.                                         6,000         223
                                                                     ---------
                                                                        27,976
Malaysia 1.5%
Tenaga Nasional Bhd.                                       185,000         477
Malayan Banking Bhd.                                       122,000         433
Telekom Malaysia Bhd.                                      106,000         410
Petronas Gas Berhad                                         99,000         232
Malaysia Internation Shipping Bhd.                         137,000         225
Public Bank Bhd.                                           216,000         224
Commerce Asset-Holding Bhd.                                 49,000         126
Resorts World Bhd                                           37,000         106
Malaysian Airline System Bhd.                              115,000          99
                                                                     ---------
                                                                         2,332
Mexico 2.2%
Telefonos de Mexico SP - ADR                                 9,870       1,110
Cifra SA de CV 'V'                                         155,793         312
Cemex SA de CV (b)                                          10,567         295
Grupo Televisa SA SP - GDR (b)                               4,200         287
Grupo Modelo SA de CV 'C'                                  101,500         279
Grupo Mexico SA 'B'                                         34,800         172
Grupo Industrial Bimbo SA de CV 'A'                         73,540         164
Grupo Carso SA de CV 'A1' (b)                               32,850         164
Kimberly-Clark de Mexico SA de CV 'A'                       39,350         154
Formento Economico Mexicano SP - ADR                         3,140         140
Alfa SA de CV 'A'                                           21,050          99
Empresas La Moderna SA de CV (b)                            15,400          89
TV Azteca SA de CV SP - ADR                                  4,100          37
Controladora Comercial Mexicana SA de CV                    27,000          36
Industrias Penoles SA 'CP' (b)                              12,100          35
Desc SA de CV 'B'                                           37,600          31
Desc SA de CV 'C'                                            7,835           7
Transport Maritima SP-ADR                                      750           4
                                                                     ---------
                                                                         3,415
Netherlands 3.9%
Royal Dutch Petroleum Co.                                   25,770       1,580
ING Groep NV                                                10,685         645
Koninklijke KPN NV                                           5,670         553
Koninklijke Philips Electronics NV                           3,900         530
Unilever NV                                                  7,953         439
Aegon NV                                                     4,200         406
ABN-AMRO Holdings                                           13,600         340
Fortis NL                                                    7,960         287
Verernigde Nederlandse Uitgeversbedrijven
   verenigd Bezit                                            4,380         230
Akzo Noble NV                                                3,980         200
TNT Post Groep NV (b)                                        6,340         182
Elsevier NV                                                 14,030         168
Heineken NV                                                  3,100         151
Koninklijke Ahold NV                                         4,700         139
Wolters Kluwer NV                                            2,900          98
                                                                     ---------
                                                                         5,948
New Zealand 0.9%
Telecom Corp. of New Zealand Ltd.                          159,200         749
Carter Holt Harvey Ltd.                                    147,500         193
Lion Nathan Ltd.                                            59,600         139
Fletcher Challenge Energy                                   52,800         138
Brierley Investments Ltd. (b)                              566,000         118
Fisher & Paykel Industries Ltd.                             21,200          81
                                                                     ---------
                                                                         1,418
Norway 2.2%
Norsk Hydro ASA                                             28,470       1,195
Orkla ASA                                                   20,800         358
Storebrand ASA                                              37,700         287
Christiania Bank Og Kreditkasse                             53,900         266
Petroleum Geo-Services (b)                                  14,100         252
Den Norske Bank ASA                                         61,060         251
Norske Skogindustrier ASA                                    5,600         236
Merkantildata ASA                                           17,900         217
Tandberg Television ASA (b)                                  8,500         118
Tomra Systems ASA (b)                                        6,400         109
Hafslund ASA 'B'                                            20,200          78
Unitor ASA                                                   4,000          30
                                                                     ---------
                                                                         3,397
Poland 1.6%
Telekomunikacja Polska (b)                                 125,000         806
Bank Slaski SA W Katowicach                                  3,620         246
Elektrim Spolka Akcyjna SA                                  21,780         216
Polski Koncern Naftowy                                      15,553         194
Bank Rozwoju Eksportu SA                                     5,980         189
Prokom Software SA                                           5,400         167
Bank Handlowy W. Warszawie                                   9,470         140
Wielkopolski Bank Kredytowy SA                              19,590         133
Big Bank Gdanski SA                                         42,500         132
Softbank SA                                                  2,860          95
Stomil Olsztyn SA                                           14,500          90
Debica SA                                                    4,930          52
                                                                     ---------
                                                                         2,460
Portugal 2.5%
Portugal Telecom SA                                        101,450       1,113
EDP-Electricidade de Portugal SA                            57,000         995
Banco Comercial Portugues-R SA                              86,090         478
Banco Espirito Santo e Comercial de Lisboa SA               11,085         312
Jeronimo Martins - SGPS SA                                   9,500         243
Brisa Auto Estradas de Portugal SA                          29,550         227
Sonae Investimentos-Sociedade Gestora
   de Participacoes Sociais SA                               3,380         178
Cimpor-Cimentos de Portugal SGPS SA                         10,495         174
Banco Portugues de Investimento                             39,500         168
                                                                     ---------
                                                                         3,888
Singapore 2.2%
DBS Group Holdings Ltd.                                     45,423         745
Singapore Press Holdings                                    27,400         594
Oversea-Chinese Banking Corp.                               56,700         521
Singapore Airlines Ltd.                                     29,000         329
United Overseas Bank                                        31,574         279
City Developments Ltd.                                      44,000         258
Singapore Telecommunications                               124,000         256
Overseas Union Bank                                         30,722         180
Singapore Tech Engineering Ltd.                            111,000         172
Keppel Corp. Ltd.                                           46,000         120
                                                                     ---------
                                                                         3,454


78 See accompanying notes

                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
South Korea 0.1%
SK Telecom Co. Ltd.                                             60   $     215
                                                                     ---------
Sweden 2.5%
MSCI Sweden Opal Series B (b)                               10,660       3,853
                                                                     ---------
Switzerland 5.1%
Roche Holding AG                                               143       1,697
Novartis AG                                                  1,114       1,636
Credit Suisse Group                                          5,125       1,019
UBS AG (b)                                                   3,550         959
Nestle SA                                                      438         802
Zurich Allied AG                                               925         527
Swisscom AG                                                  1,150         465
New ABB Ltd. (b)                                             2,873         351
Schindler Holding AG                                           119         191
Holderbank Financiere Glarus AG                                131         179
                                                                     ---------
                                                                         7,826
Taiwan 2.7%
Taiwan Fund, Inc.                                           56,300       1,147
Winbond Electronics Corp. (b)                               41,420         958
Asustek Computer, Inc.                                      42,000         585
China Steel Corp. SP - GDR                                  29,900         448
Asia Cement Corp. SP - GDR                                  37,817         365
Advanced Semiconductor Engineering SP - GDR (b)             14,391         282
Evergreen Marine Corp.                                      31,320         263
Standard Foods Taiwan Ltd. (b)                              32,000         132
                                                                     ---------
                                                                         4,180
Turkey 5.1%
Turkiye Is Bankasi 'C'                                  48,121,400       2,307
Yapi ve Kredi Bankasi AS                                35,295,854       1,090
Turkiye Garanti Bankasi AS                              51,210,200         774
Migros Turk TAS                                            871,200         562
Ege Biracilik ve Malt Sanayi AS                          5,793,000         443
Arcelik AS                                               6,369,000         417
Eregli Demir Ve Celik Fabrikalari TAS                    8,214,000         341
Trakya Cam Sanayii AS                                   23,045,104         293
Dogan Sirketler Grubu Holding AS                         9,125,000         269
Akbank TAS                                               8,374,649         247
Aygaz AS                                                 1,179,000         228
Vestel Elektronik Sanayi                                   884,000         212
Adana Cimento Sanayi 'A'                                 5,311,744         191
Haci Omer Sabanci Holding AS                             2,868,000         167
Netas Northern Electric Telekomunikasyon AS              1,200,600         159
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS          1,976,000         118
                                                                     ---------
                                                                         7,818
United Kingdom 4.4%
Morgan Stanley Capital LLC                                   7,000       1,576
WEBS Index Fund                                            234,000       5,016
                                                                     ---------
                                                                         6,592
                                                                     ---------
Total Common Stocks                                                    148,226
(Cost $111,899)                                                      =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.6%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Time Deposits 3.6%
State Street Bank (c)
     2.500% due 01/04/2000                        BP         3,400       5,492
                                                                     ---------
Total Short-Term Instruments                                             5,492
(Cost $5,483)                                                        =========

Total Investments (a) 100.0%                                         $ 153,718
(Cost $117,382)

Other Assets and Liabilities (Net) 0.0%                                     22
                                                                     ---------

Net Assets 100.0%                                                    $ 153,740
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  41,749

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (5,413)
                                                                     ---------
Unrealized appreciation-net                                          $  36,336
                                                                     =========
(b) Non-income producing security.

(c) Assets with an aggregate market value of $5,492 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                             # of                 Unrealized
Type                                    Contracts               Appreciation
--------------------------------------------------------------------------------
FTSE 100 Index Futures (03/2000)               61              $         167



                                                       See accompanying notes 79

Notes to Financial Statements
December 31, 1999 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Renaissance, Equity Income and Value Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Renaissance Fund - $55,595; Core Equity Fund - $11; Mid-Cap Equity Fund - $301; International Growth Fund - $ 6,734; Capital Appreciation - $42,184; Equity Income Fund - $362; Value Fund - $297; Enhanced Equity Fund - $1,526; Tax-Efficient Equity Fund - $838; Structured Emerging Markets Fund - $66,263; Tax-Efficient Structured Emerging Markets Fund
- $166,945; and International Fund - $65,567.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth and Value 25 Funds; 0.55% for the International and Target Funds; 0.57% for the Core Equity Fund; 0.60% for the Renaissance and Small-Cap Value Funds; 0.63% for the Mid-Cap Equity Fund; 0.65% for the Opportunity and Innovation Funds; 0.85% for the International Growth Fund; 1.00% for the Small-Cap Growth Fund; 1.25% for the Micro-Cap Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the International Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.65% for the International Fund; and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

December 31, 1999 (Unaudited)

Fund Reimbursement Fee. Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fee, which are retained by each respective fund, are accounted for as an addition to paid in capital. Any shares of these Funds acquired through June 30, 1998 will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange).

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):


                                Distribution Fee (%)        Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                         --                     0.25
Class B
All Funds                                       0.75                     0.25
Class C
All Funds                                       0.75                     0.25
Class D
All Funds                                         --                     0.25


PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 1999, PFD received $1,362,737 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.
     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit an Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Line of Credit

Effective December 14, 1999, the funds, along with certain other funds managed by PIMCO, entered into an unsecured $350,000,000 bank line of credit agreement with State Street Bank. Borrowings under the agreement bear interest at the Fed Funds plus 50 basis points or the Base Rate, which is typically the Prime Rate. The funds may borrow money solely for temporary purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 14, 1999 through December 31, 1999.

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                                 U.S. Government/Agency
                                               -------------------------
                                                Purchases          Sales
------------------------------------------------------------------------
Renaissance Fund                               $  399,457     $  485,913
Growth Fund                                       831,522      1,023,664
Core Equity Fund                                    2,121          1,798
Target Fund                                       711,909        755,821
Mid-Cap Equity Fund                                 7,537         12,724
Opportunity Fund                                  457,989        502,575
Innovation Fund                                 2,343,699      1,813,122
International Growth Fund                           2,999          3,944
Mega-Cap Fund                                       4,934          2,019
Capital Appreciation Fund                         494,990        773,759
Mid-Cap Growth Fund                               719,963        801,172
Small-Cap Growth Fund                              42,558         49,465
Micro-Cap Growth Fund                             104,012        126,201
Equity Income Fund                                 45,905         65,026
Value Fund                                        145,200        137,644
Value 25 Fund                                       2,661          2,429
Small-Cap Value Fund                              110,894        121,871
Enhanced Equity Fund                                8,060          8,414
Tax-Efficient Equity Fund                          30,768          6,228
Structured Emerging Markets Fund                    6,573          7,128
Tax-Efficient Structured Emerging Markets Fund     16,040          9,506
International Fund                                 39,500         52,576

6. Reorganization

On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Transition") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust (the "E.M. Trust") a separate account managed by Parametric, in a tax free exchange for the E.M. Trust's assets. Assets in the E.M. Trust are transferred in exchange for shares to the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds as follows (shares and amounts in thousands):

                                        Value of                    Fund's
                               Shares     Shares  Total Net     Unrealized
Fund                           Issued     Issued     Assets   Depreciation
--------------------------------------------------------------------------
Structured Emerging             3,558   $ 35,582   $ 35,582   $    (2,621)
Markets Fund


Tax-Efficient Structured        4,416     44,157     44,157       (28,709)
Emerging Markets Fund

7. Federal Income Tax Matters

As of June 30, 1999, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the Micro-Cap Growth Fund, Small-Cap Growth Fund, Small Cap-Value Fund, Tax-Efficient Equity Fund, Tax-Efficient Structured Emerging Markets Fund, Value 25 Fund and International Fund realized capital losses and/or foreign currency losses during the period November 1, 1998 through June 30, 1999, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $452,591, $5,341,188, $573,480, $174,775,
$8,839,879, $5,496 and $332,309 respectively.

The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                  Capital Loss Carryforwards
                                             ---------------------------------
                                             Realized Losses        Expiration
------------------------------------------------------------------------------
Micro-Cap Growth Fund                           $  8,869,703         6/30/2007
Small-Cap Growth Fund                              4,673,719         6/30/2007
Small-Cap Value Fund                              10,713,421         6/30/2007
Tax-Efficient Equity Fund                             27,778         6/30/2007
Tax-Efficient Structured
  Emerging Markets Fund                            1,625,269         6/30/2007
Value 25 Fund                                         67,139         6/30/2007

8. In-Kind Transactions

For the period ended December 31, 1999, the following funds realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

                                           December 31, 1999     June 30, 1999
------------------------------------------------------------------------------
Capital Appreciation Fund                              $   0           $ 2,839
Core Equity Fund                                           0            44,520
Mid-Cap Growth Fund                                    2,312                 0

9. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

December 31, 1999 (Unaudited)

10. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                              Renaissance Fund                                     Growth  Fund

                           ---------------------------------------------------   --------------------------------------------------
                           Period Ended 12/31/1999        Year Ended 6/30/1999   Period Ended 12/31/1999       Year Ended 6/30/1999
                              Shares        Amount        Shares        Amount      Shares        Amount       Shares        Amount
                           ---------------------------------------------------   --------------------------------------------------

Receipts for shares sold
Institutional Class                0   $         0             6   $       105          75   $     2,576           39   $     1,212
------------------------   ---------------------------------------------------    -------------------------------------------------
Administrative Class              28           452            58         1,000         314         9,681          207         6,217
------------------------   ---------------------------------------------------    -------------------------------------------------
Other Classes                  4,629        76,567        17,896       305,834      21,158       707,350       39,459     1,197,934
------------------------   ---------------------------------------------------    -------------------------------------------------
Issued as reinvestment of
 distributions
Institutional Class                2            25             0             0          18           553            0             0
------------------------   ---------------------------------------------------    -------------------------------------------------
Administrative Class              10           131             2            25          70         2,231            0             0
------------------------   ---------------------------------------------------    -------------------------------------------------
Other Classes                  7,933       103,501         4,947        74,634      11,708       371,275        9,157       246,482
------------------------   ---------------------------------------------------    -------------------------------------------------
Cost of shares redeemed
Institutional Class               (1)          (16)          (43)         (744)         (7)         (229)          (9)         (268)
------------------------   ---------------------------------------------------    -------------------------------------------------
Administrative Class              (7)         (115)          (37)         (634)       (114)       (3,645)         (10)         (288)
------------------------   ---------------------------------------------------    -------------------------------------------------
Other Classes                (10,283)     (166,075)      (20,668)     (350,656)    (27,174)     (898,383)     (40,642)   (1,227,582)
------------------------   ---------------------------------------------------    -------------------------------------------------
Net increase (decrease)
 resulting from
Fund share transactions        2,311   $    14,470         2,161   $    29,564       6,048   $   191,409        8,201   $   223,707
========================   ===================================================    =================================================

                                              Core Equity Fund
                           ----------------------------------------------------
                           Period Ended 12/31/1999     Year Ended 6/30/1999
                              Shares        Amount        Shares        Amount
                           ----------------------------------------------------
Institutional Class               14   $       337            77   $     1,782
------------------------   ----------------------------------------------------
Administrative Class               1            30         1,822        34,758
------------------------   ----------------------------------------------------
Other Classes                      0             0             0             0
------------------------   ----------------------------------------------------

Issued as reinvestment of
 distributions
Institutional Class                9           194             3            57
                           ----------------------------------------------------
Administrative Class               0             3           275         5,514
-----------------------    ----------------------------------------------------
Other Classes                      0             0             0             0
------------------------   ----------------------------------------------------

Cost of shares redeemed
Institutional Class               (6)         (135)         (126)       (2,915)
-----------------------    ----------------------------------------------------
Administrative Class               0            (2)       (8,430)     (180,866)
-----------------------    ----------------------------------------------------
Other Classes                      0             0             0             0
-----------------------    ----------------------------------------------------
Net increase (decrease)
 resulting from
Fund share transactions           18   $       427        (6,379)  $  (141,670)
-----------------------    ====================================================

                                      International Growth Fund       Mega-Cap Fund              Capital Appreciation Fund
                                    -------------------------------   ---------------    ------------------------------------------
                                                                          Period from
                                     Period Ended      Year Ended          08/31/1999       Period Ended            Year Ended
                                      12/31/1999        6/30/1999       to 12/31/1999        12/31/1999              6/30/1999
                                    Shares   Amount  Shares  Amount   Shares   Amount    Shares       Amount    Shares       Amount
                                    -------------------------------   ---------------    ------------------------------------------
Receipts for shares sold
Institutional Class                 508    $  9,153     22    $ 355     300    $3,000     9,889    $ 253,425    17,583    $ 439,612
---------------------------------   -------------------------------    --------------   -------------------------------------------
Administrative Class                  0           0      0        0       0         0       749       19,427     6,022      152,828
---------------------------------   -------------------------------    --------------   -------------------------------------------
Other Classes                         0           0      0        0       0         0       875       22,365     4,010       98,940
---------------------------------   -------------------------------    --------------   -------------------------------------------
Issued as reinvestment of
 distributions
Institutional Class                  93       1,831      0        2       0         1     3,362       79,661     1,505       35,601
---------------------------------   -------------------------------    --------------   -------------------------------------------
Administrative Class                  0           0      0        0       0         0     1,709       40,183       579       13,612
---------------------------------   -------------------------------    --------------   -------------------------------------------
Other Classes                         0           0      0        0       0         0     1,537       35,603       590       13,712
---------------------------------   -------------------------------    --------------   -------------------------------------------
Cost of shares redeemed
Institutional Class                (552)    (10,148)    (2)     (31)      0         0   (15,848)    (407,182)  (25,867)    (649,159)
---------------------------------   -------------------------------    --------------   -------------------------------------------
Administrative Class                  0           0      0        0       0         0    (2,999)     (74,021)   (3,068)     (76,012)
---------------------------------   -------------------------------    --------------   -------------------------------------------
Other Classes                         0           0      0        0       0         0    (2,194)     (57,042)   (3,149)     (77,743)
---------------------------------   -------------------------------    --------------   -------------------------------------------
Net increase (decrease) resulting
 from Fund share transactions        49    $    836     20    $ 326     300    $3,001    (2,920)   $ (87,581)   (1,795)   $ (48,609)
=================================   ===============================    ==============   ===========================================

                         Target Fund                                                       Mid-Cap Equity Fund
--------------------------------------------------------------           ----------------------------------------------------------
     Period Ended 12/31/1999             Year Fund 6/30/1999             Period Ended 12/31/1999            Year Ended 6/30/1999
     Shares           Amount           Shares           Amount           Shares           Amount           Shares           Amount
--------------------------------------------------------------           ----------------------------------------------------------
        112      $     2,357               75      $     1,265               76      $     1,165              110      $     1,457
--------------------------------------------------------------           ----------------------------------------------------------
         70            1,319              327            5,508                0                0              198            2,607
--------------------------------------------------------------           ----------------------------------------------------------
     50,284          955,022           87,501        1,337,208                0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------

         15              319                0                0              131            1,370               15              184
--------------------------------------------------------------           ----------------------------------------------------------
         26              555                0                0                0                0               14              168
--------------------------------------------------------------           ----------------------------------------------------------
      5,514          110,765            4,745           64,479                0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------

        (12)            (259)              (2)             (36)            (203)          (3,205)            (285)          (4,344)
--------------------------------------------------------------           ----------------------------------------------------------
        (71)          (1,384)             (16)            (275)               0                0             (388)          (5,740)
--------------------------------------------------------------           ----------------------------------------------------------
    (53,539)      (1,016,421)         (99,140)      (1,510,466)               0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------

      2,399      $    52,273           (6,510)     $  (102,317)               4      $      (670)            (336)     $    (5,668)
==============================================================           ==========================================================
                   Opportunity Fund                                                           Innovation Fund
--------------------------------------------------------------           ----------------------------------------------------------
     Period Ended 12/31/1999            Year Ended 6/30/1999             Period Ended 12/31/1999             Year Ended 6/30/1999
     Shares           Amount           Shares           Amount            Shares          Amount           Shares            Amount
--------------------------------------------------------------           ----------------------------------------------------------
        181      $     4,556               19      $       428              117      $     6,091               27      $       895
--------------------------------------------------------------           ----------------------------------------------------------
        214            5,262               87            1,990                0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------
      9,921          272,729           71,407        1,722,778           32,808        1,509,486           43,277        1,310,384
--------------------------------------------------------------           ----------------------------------------------------------

         64            1,540                0                0               10              582                0                0
--------------------------------------------------------------           ----------------------------------------------------------
         82            1,964                0                0                0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------
      4,619          113,131            3,979           81,564            5,043          273,102              829           22,135
--------------------------------------------------------------           ----------------------------------------------------------

         (5)            (117)              (2)             (38)              (4)            (224)             (15)            (505)
--------------------------------------------------------------           ----------------------------------------------------------
        (46)          (1,162)              (4)            (101)               0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------
    (11,272)        (310,515)         (81,838)      (1,986,190)         (17,970)        (796,197)         (25,673)        (753,602)
--------------------------------------------------------------           ----------------------------------------------------------

      3,758      $    87,388           (6,352)     $  (179,569)          20,004      $   992,840           18,445      $   579,307
==============================================================           ==========================================================

                    Mid-Cap Growth Fund                                                      Small-Cap Growth Fund
--------------------------------------------------------------           ----------------------------------------------------------
     Period Ended 12/31/1999            Year Ended 6/30/1999             Period Ended 12/31/1999            Year Ended 6/30/1999
     Shares           Amount           Shares           Amount           Shares           Amount           Shares           Amount
--------------------------------------------------------------           ----------------------------------------------------------
     15,321        $ 338,943           29,207        $ 640,912              494        $   5,375            3,014        $  36,581
--------------------------------------------------------------           ----------------------------------------------------------
        980           21,855            4,726          104,472               65              703              157            1,691
--------------------------------------------------------------           ----------------------------------------------------------
      2,582           57,569            9,113          199,882                0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------

        112            2,801              925           19,896                0                0              206            2,229
--------------------------------------------------------------           ----------------------------------------------------------
         11              280              213            4,543                0                0                5               52
--------------------------------------------------------------           ----------------------------------------------------------
         17              412              665           14,079                0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------

    (17,518)        (394,850)         (23,032)        (505,497)          (1,025)         (11,397)            (800)          (8,682)
--------------------------------------------------------------           ----------------------------------------------------------
     (1,385)         (32,391)          (3,452)         (74,169)             (52)            (576)             (35)            (379)
--------------------------------------------------------------           ----------------------------------------------------------
     (4,527)         (99,842)          (7,361)        (157,774)               0                0                0                0
--------------------------------------------------------------           ----------------------------------------------------------

     (4,407)       $(105,223)          11,004        $ 246,344             (518)       $  (5,895)           2,547        $  31,492
==============================================================           ==========================================================


                    Micro-Cap Growth Fund                                                      Equity Income Fund
--------------------------------------------------------------           ----------------------------------------------------------
 Period Ended 12/31/1999                  Year Ended 6/30/1999           Period Ended 12/31/1999              Year Ended 6/30/1999
     Shares           Amount           Shares           Amount           Shares           Amount           Shares           Amount
--------------------------------------------------------------           ----------------------------------------------------------
        633        $  12,292            4,984        $  98,906              323        $   4,318            1,941        $  28,202
--------------------------------------------------------------           ----------------------------------------------------------
        104            2,074              115            2,225              113            1,558              495            7,079
--------------------------------------------------------------           ----------------------------------------------------------
          0                0                0                0              661            9,192            2,630           38,810
--------------------------------------------------------------           ----------------------------------------------------------

          0                0              339            6,383            1,972           21,189            1,311           18,538
--------------------------------------------------------------           ----------------------------------------------------------
          0                0                4               83              227            2,434              108            1,521
--------------------------------------------------------------           ----------------------------------------------------------
          0                0                0                0              992           10,550              506            7,112
--------------------------------------------------------------           ----------------------------------------------------------

     (2,098)         (40,682)          (4,495)         (84,282)          (1,399)         (17,939)          (3,994)         (59,589)
--------------------------------------------------------------           ----------------------------------------------------------
        (29)            (567)            (171)          (3,312)            (184)          (2,498)            (447)          (6,530)
--------------------------------------------------------------           ----------------------------------------------------------
          0                0                0                0           (1,209)         (15,994)          (2,146)         (31,549)
--------------------------------------------------------------           ----------------------------------------------------------

     (1,390)       $ (26,883)             776        $  20,003            1,496        $  12,810              404        $   3,594
==============================================================           ==========================================================

December 31, 1999 (Unaudited)

9. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                 Value Fund                                          Value 25 Fund
                            -----------------------------------------------------   ------------------------------------------------
                                                                                                              Period from 07/10/1998
                             Period Ended 12/31/1999        Year Ended 6/30/1999    Period Ended 12/31/1999           to  06/30/1999
                                 Shares         Amount      Shares         Amount      Shares        Amount     Shares       Amount
                            -----------------------------------------------------   ------------------------------------------------
Receipts for shares sold
Institutional Class               1,539      $  21,577       1,320      $  19,355           0     $       0         45    $     388
------------------------    -----------------------------------------------------   ------------------------------------------------
Administrative Class                485          6,878       1,038         14,684           0             0          0            0
------------------------    -----------------------------------------------------   ------------------------------------------------
Other Classes                     1,673         24,218       4,533         65,101         317         2,494        460        3,941
------------------------    -----------------------------------------------------   ------------------------------------------------
Issued in Reorganization
Institutional Class                   0              0           0              0           0             0          0            0
------------------------    -----------------------------------------------------   ------------------------------------------------
Issued as reinvestment of
 distributions
Institutional Class               1,264         14,559         822         11,141           0             0          0            1
------------------------    -----------------------------------------------------   ------------------------------------------------
Administrative Class                349          4,004         144          1,950           0             0          0            0
------------------------    -----------------------------------------------------   ------------------------------------------------
Other Classes                     1,797         20,545       1,111         14,980           5            36          0            6
------------------------    -----------------------------------------------------   ------------------------------------------------
Cost of shares redeemed
Institutional Class                (712)        (9,544)     (2,937)       (43,290)        (26)        (184)        (19)        (149)
------------------------    -----------------------------------------------------   ------------------------------------------------
Administrative Class               (505)        (7,478)       (325)        (4,695)          0            0           0            0
------------------------    -----------------------------------------------------   ------------------------------------------------
Other Classes                    (2,800)       (39,706)     (5,849)       (83,212)       (256)      (1,901)       (241)      (1,972)
------------------------    -----------------------------------------------------   ------------------------------------------------
Net increase (decrease)
resulting from Fund
share transactions                3,090      $  35,053        (143)     $  (3,986)         40     $     445         245   $   2,215
========================    =====================================================   ================================================

                                               Small-Cap Value Fund
                            ------------------------------------------------------

                               Period Ended 12/31/1999       Year Ended 6/30/1999
                                 Shares         Amount      Shares         Amount
                            ------------------------------------------------------
Institutional Class                 382      $   5,655       2,479      $  37,773
------------------------    ------------------------------------------------------
Administrative Class                293          4,388       1,502         22,238
------------------------    ------------------------------------------------------
Other Classes                     5,086         75,900      12,114        183,088
------------------------    ------------------------------------------------------
Issued in Reorganization
Institutional Class                   0              0           0              0
------------------------    ------------------------------------------------------
Issued as reinvestment of
 distributions
Institutional Class                  59            797            149       2,202
------------------------    ------------------------------------------------------
Administrative Class                 24            324             54         790
------------------------    ------------------------------------------------------
Other Classes                       307          4,107            716      10,426
------------------------    ------------------------------------------------------
Cost of shares redeemed
Institutional Class              (1,357)       (19,900)        (1,625)    (24,130)
------------------------    ------------------------------------------------------
Administrative Class               (536)        (7,779)          (850)    (12,454)
------------------------    ------------------------------------------------------
Other Classes                    (6,308)       (91,359)       (10,906)   (160,295)
------------------------    ------------------------------------------------------
Net increase (decrease)
resulting from Fund
share transactions               (2,050)     $ (27,867)         3,633   $  59,638
========================    ======================================================


                                               International Fund
                            ------------------------------------------------------
                               Period Ended 12/31/1999       Year Ended 6/30/1999
                                 Shares         Amount      Shares         Amount
                            ------------------------------------------------------

Receipts for shares sold
Institutional Class                  95     $    1,133         495   $     5,567
------------------------    ------------------------------------------------------
Administrative Class                416          4,884       1,494        16,127
------------------------    ------------------------------------------------------
Other Classes                    32,437        402,023      61,433       736,111
------------------------    ------------------------------------------------------
Issued as reinvestment of
 distributions
Institutional Class                  58            652           6            67
------------------------    ------------------------------------------------------
Administrative Class                202          2,285          13           129
------------------------    ------------------------------------------------------
Other Classes                     1,342         15,117       1,045        11,029
------------------------    ------------------------------------------------------
Cost of shares redeemed
Institutional Class                 (54)          (649)       (189)       (2,213)
------------------------    ------------------------------------------------------
Administrative Class               (439)        (5,216)       (140)       (1,579)
------------------------    ------------------------------------------------------
Other Classes                   (34,272)      (426,920)    (62,751)     (757,207)
------------------------    ------------------------------------------------------
Net increase (decrease)
 resulting from
Fund share transactions            (215)    $   (6,691)      1,406   $     8,031
========================    ======================================================


                          Enhanced Equity Fund                                           Tax-Efficient Equity Fund
-----------------------------------------------------------------   ----------------------------------------------------------------
                                                                                                             Period from 07/10/1998
     Period Ended 12/31/1999                Year Ended 6/30/1999          Period Ended 12/31/1999                     to 06/30/1999
    Shares            Amount            Shares            Amount         Shares            Amount          Shares            Amount
-----------------------------------------------------------------   ----------------------------------------------------------------
       304          $  3,877               725          $  8,851             96          $  1,085               0          $      0
-----------------------------------------------------------------   ----------------------------------------------------------------
       537             6,748             1,282            15,340          1,501            16,927             307             3,320
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0          1,258            14,307           2,619            26,786
-----------------------------------------------------------------   ----------------------------------------------------------------

         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------

       135             1,713               429             4,790              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------
        84             1,060               181             2,005              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------

      (481)           (6,188)             (759)           (9,355)             0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------
      (353)           (4,505)             (424)           (5,174)          (257)           (2,921)            (15)             (158)
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0           (405)           (4,593)           (490)           (5,032)
-----------------------------------------------------------------   ----------------------------------------------------------------

       226          $  2,705             1,434          $ 16,457          2,193          $ 24,805           2,421          $ 24,916
=================================================================   ================================================================
                                                                                          Tax-Efficient Structured
                  Structured Emerging  Markets Fund                                         Emerging Markets Fund
-----------------------------------------------------------------   ----------------------------------------------------------------
     Period Ended 12/31/1999              Year Ended 6/30/1999           Period Ended 12/31/1999             Year Ended 6/30/1999
    Shares            Amount            Shares            Amount         Shares            Amount          Shares            Amount
-----------------------------------------------------------------   ----------------------------------------------------------------
        97          $  1,170               290          $  2,664            589          $  8,114           1,210          $ 12,518
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------

         0                 0             3,558            35,582              0                 0           4,416            44,157
-----------------------------------------------------------------   ----------------------------------------------------------------

       250             2,979               135             1,209             37               574              32               300
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------

       (89)           (1,146)             (233)           (2,261)           (78)           (1,070)           (184)           (1,678)
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------
         0                 0                 0                 0              0                 0               0                 0
-----------------------------------------------------------------   ----------------------------------------------------------------

       258          $  3,003             3,750          $ 37,194            548          $  7,618           5,474          $ 55,297
=================================================================   ================================================================

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California

Oppenheimer Capital/New York, New York

Cadence Capital Management/Boston, Massachusetts

NFJ Investment Group/Dallas, Texas

Parametric Portfolio Associates/Seattle, Washington

PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.


Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers

       William D. Cvengros,
        Chairman and Trustee

       Stephen J. Treadway,
        President, Chief Executive Officer
        and Trustee

       E. Philip Cannon, Trustee

       Donald P. Carter, Trustee

       Gary A. Childress, Trustee

       Richard L. Nelson, Trustee

       Lyman W. Porter, Trustee

       Alan Richards, Trustee

       Dr. Joel Segall, Trustee

       W. Bryant Stooks, Trustee

       Gerald M. Thorne, Trustee

       Newton B. Schott, Jr., Secretary

       John P. Hardaway, Treasurer

Investment Adviser and Administrator

     PIMCO Advisors L.P.
     800 Newport Center Drive, Suite 600
     Newport Beach, California 92660

PIMCO Funds: Access to the highest standard

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO Advisors manages approximately $260 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

Manager                  PIMCO Advisors L.P., 800 Newport Center Drive,
                         Newport Beach, CA 92660

Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902-6896

Custodian                State Street Basnk & Trust Co., 801 Pennsylvania,
                         Kansas City, MO 64105

Shareholder              National Financial Data Services, 330 W. 9th Street, 4th Floor
Servicing Agent and      Kansas City, MO 64105
Transfer Agent

Independent              PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant               Kansas City, MO, 64105

Legal Counsel            Ropes & Gray, One International Place,
                         Boston, MA 02110

For Account              For PIMCO Funds account information contact your financial
Information              adviser, or if you receive account statements directly from
                         PIMCO Funds, you can also call 1-800-426-0107.
                         Telephone representatives are available Monday-Friday
                         8:30 am to 8:00 pm Eastern Time.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PY002.2/00

                             [LOGO OF PIMCO FUNDS]

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

PIMCO Funds Shareholder Update and Semi-Annual Report


This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.



December 31, 1999
Multi-Manager Series
Share Classes

   A        B        C


Capital Appreciation
Equity Income
Growth
Innovation
International
Mid-Cap Growth
Opportunity
Precious Metals
Renaissance
Small-Cap Value
Target
Tax-Efficient Equity
Value
Value 25

                                   [GRAPHIC]
Wondering how to size up your fund's performance? For some tips on choosing the right market index benchmark, turn to page 4.

Page 2
PIMCO Growth Funds' Market-Beating
Performance
--------------------------------------------------------------------------------
Page 4     Today's Investor
Your Fund's Market Index Benchmark
--------------------------------------------------------------------------------
Page 6     Market Review
--------------------------------------------------------------------------------
Page 7     Manager Spotlight
Dennis McKechnie
--------------------------------------------------------------------------------
Page 8     In The News
--------------------------------------------------------------------------------
Page 9     Service Update
Introducing the PIMCO Funds Innovation Center
--------------------------------------------------------------------------------
Page 10   Overview: Comprehensive Fund Family
--------------------------------------------------------------------------------
Page 11   PIMCO Funds Multi-Manager Series
Semi-Annual Report


                                                           [LOGO OF PIMCO FUNDS]

                           A Look at PIMCO's Market


1999 was a very good year
When 1999's annual returns came in, we expect the shareholders in our four growth-oriented stock funds had smiles on their faces. All four--PIMCO Innovation Fund, PIMCO Growth Fund, PIMCO Target Fund and PIMCO Opportunity Fund--soundly outperformed the S&P 500 Index. And they've all outperformed the Index for since inception periods too.

What's behind these impressive results? Certainly, the stock market's unflagging bull run and the formidable strength of the tech sector have helped most growth-oriented funds. But PIMCO's growth funds offer performance that's not simply pegged to good times. Underlying each Fund's success is a well-defined investment process, exhaustive research and analysis, strict style discipline and, of course, the kind of exceptional fund management you've come to expect from PIMCO Funds.

PIMCO Innovation Fund--a smart way to participate in the new economy
By any measure, PIMCO Innovation Fund had an exceptional 1999, capping it off by returning a striking 139.4%.

But as impressive as its short-term results are, it's the Fund's long-term performance that sets it apart. Many tech funds have produced high-flying results over the last year or two, but few have 5-year numbers like the Innovation Fund. The Fund's 5-year average annual return of 53.10% is the third highest of 31 tech funds ranked by Lipper. Moreover, the Innovation Fund has outperformed both the S&P 500 and the NASDAQ Indices over the 1-, 3-, 5-year and since inception periods.

In fact, PIMCO Innovation Fund has been delivering solid returns for its shareholders for a longer period of time than many technology funds have been in existence. Most of the Innovation Fund's competitors have track records that are only half as long--or less. And that's important to know, because when you're evaluating a technology fund--as with any mutual fund--you'll need to look at long-term performance, not just recent results.

Behind the Innovation Fund's success is tech-savvy Fund manager Dennis McKechnie and his broad vision of technology. Mr. McKechnie brings a unique blend of investment experience and technological expertise to the job, which allows him to identify promising companies and exciting new areas of growth. And by investing in market leaders across the full breadth of the sector, Mr. McKechnie has positioned the portfolio to take advantage of the gains occurring in most tech industries without exposing the portfolio to the risks of a more highly focused technology fund.

[PHOTO]
Dennis McKechnie
Portfolio Manager,
PIMCO Innovation Fund

PIMCO Growth Funds Soundly Beat the S&P 500 in 1999
1-year annual returns as of 12/31/99

                                    [GRAPH]

           139.40%       66.25%      65.06%      41.09%     21.04%

            PIMCO        PIMCO       PIMCO       PIMCO     S&P 500
           Innovation    Target      Opportunity Growth      Index
             Fund         Fund        Fund        Fund

Beating Growth Funds

[PHOTO]
Ken Corba
Portfolio Manager,
PIMCO Growth Fund


PIMCO Growth Fund--never a down calendar year
With fund manager Ken Corba at the helm, the large-cap PIMCO Growth Fund delivered a 1-year return of 41.09%, nearly doubling that of the S&P 500 Index and beating its Lipper average too. In fact, since its inception in early 1984, the Fund has amassed a solid short- and long-term performance record--with not a single down calendar year.

Ken Corba, a PIMCO Managing Director, is a growth purist with over 14 years of investment experience. He employs a well-defined, disciplined investment process, beginning by identifying his investment universe and narrowing the list through thorough bottom-up analysis. This ensures the Fund remains a pure large-cap growth fund, which makes it an attractive core stock holding for almost any investment portfolio.

PIMCO Target Fund--investing in tomorrow's market leaders
PIMCO Target Fund didn't just outperform the S&P 500 Index in 1999, its 66.25% annual return was more than triple that of the Index. And it handily outperformed the Lipper Mid-Cap Fund Average of 38.29% for the year as well. What's more, the Target Fund has beaten both the S&P 500 and its Lipper Average over all time periods.

Fund manager Jeff Parker employs a strict definition of growth stocks with a mid-cap orientation. In fact, he maintains a purer mid-cap focus than many of the Fund's peers. And since the mid-cap sector has proven to be a breeding ground for tomorrow's large-cap leaders, the companies the Fund invests in hold considerable growth potential. This, coupled with the fact that mid-cap stocks tend to be less risky than small-cap issues, makes the Fund a smart complement to most investors' portfolios.

[PHOTO]
Jeff Parker
Portfolio Manager,
PIMCO Target Fund


[PHOTO]
Michael Gaffney
Portfolio Manager,
PIMCO Opportunity Fund


PIMCO Opportunity Fund--a solid way to add small-cap diversity

Since taking over PIMCO Opportunity Fund early in 1999, fund manager Michael Gaffney has restored the Fund's solid performance record. Last year, the Opportunity Fund's impressive 65.06% return was more than triple that of the S&P 500 Index. As for long-term performance, the Fund has decisively outperformed the small-cap Russell 2000 Index over the 1-, 3-, 5-, 10-year and since inception periods.

The small-cap sector has been overshadowed by large-cap stocks of late but continues to be a dynamic area of the market with great opportunity for growth. And Mr. Gaffney, a small-cap specialist, adheres to a strict policy of style consistency, ensuring that investors will have a pure small-cap investment to balance their large-cap holdings.


Past performance is no guarantee of future results. Investment return will fluctuate, and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. All four of the above-mentioned funds can invest in foreign securities, which can involve special risks due to foreign economic and political developments. The Innovation Fund concentrates its portfolio in one sector, making it more volatile than a more diversified stock fund, and therefore should be considered as only part of a more diversified portfolio. The Opportunity Fund invests primarily in small-cap stocks, which entail special risks due to less liquidity and greater price volatility. Please refer to the appropriate fund profiles within this report for detailed performance information.

[GRAPHIC]

A Valuable Point Of Reference

Your Fund's Market Index Benchmark

According to the mutual fund trackers at Morningstar, nearly 300 stock funds delivered triple digit returns for 1999. Should you quickly sell any funds that didn't do this well? Not so fast. To get a meaningful assessment of how your stock funds did this year, you need to compare them to an appropriate benchmark.

The role of the measuring stick

For the sake of discussion, assume you invested in a diversified, large-cap stock fund that returned 35% in 1999. Is that a good return? The answer depends to a large extent on what you compare it to.

 . Compared to the year's top performing fund return of 494%, 35% does not seem very good. But then the year's top performing fund invested primarily in small-cap, technology stocks --a much riskier investment than your diversified, large-cap fund.

 . Compared to the year's worst performing fund return of -80%, 35% seems great. But the year's worst performing fund employed an advanced investment technique called "shorting" to bet that small-cap, technology stocks as a group would fall--hardly an "apples to apples" comparison with a diversified, large-cap fund.

Obviously, the critical factor in your performance evaluation is your measuring stick. To get the most valuable comparison, you need to choose a benchmark that more closely mirrors your fund's objective, risk level and holdings.

Comparing your fund to its peers

One benchmark for mutual funds is an average of competitive funds. The advantage of choosing a competitive fund average as a benchmark is that you are comparing your fund to other actively managed mutual funds. The disadvantage is that the decision about which funds to include in the average is subjective, and has been a cause for concern in the past. For example, consider the competitive fund averages published by Lipper, a mutual fund rating agency. In the past, Lipper grouped funds according to their stated investment objective.


The word "benchmark" originally referred to the mark a surveyor made on a permanent object to serve as a reference point for land surveys and tidal observations. Today, the word has assumed a broader meaning and is used to refer to any general standard of measurement.


But this method was criticized because funds can, and do, wander far from their objective. As a result, Lipper recently rolled out a new system that groups funds according to actual portfolio holdings.

Comparing your fund to a market index

The more commonly employed benchmark for mutual funds is a market index. An index is a select group of holdings that represent the performance of a larger market.

There are two principal advantages of choosing a market index as a benchmark:
(1) a market index is unmanaged, so any performance difference from your fund can be readily attributed to your fund manager's efforts; and (2) index performance is regularly published in the newspaper for easy reference. The disadvantage of choosing a market index is that you may not be able to find an index that closely resembles your fund's make-up. This problem has been remedied greatly, however, by the introduction of more and more specialized indexes in recent years. Consider which of the following major market indexes might be appropriate benchmarks for your stock funds.

Dow Jones Industrial Average (DJIA)

The Dow Jones Industrial Average is probably the best known market index, but is also probably the least useful as a benchmark. The DJIA is comprised of 30 large-cap companies that are meant to represent the stock market as a whole. But this small number of mostly blue-chip names no longer accurately depicts today's broad market.

Standard & Poor's 500 Index (S&P 500)

The Standard & Poor's 500 Index is widely regarded as the benchmark for large-cap stock funds. The Index includes 500 common stocks with a heavy concentration of large, well-established companies.

Standard & Poor's MidCap 400 Index (S&P 400)

The S&P 400 Index is one of several market indexes considered an acceptable benchmark for mid-cap stock funds. The Index is comprised of 400 mid-sized companies.

Russell 2000 Index

The Russell 2000 Index is an appropriate market index benchmark for small-cap stock funds. The Index includes 2000 small-cap companies widely distributed across industry sectors.

NASDAQ Composite Index (The NASDAQ)

The NASDAQ stock market has become the most desirable place for technology companies to list their stocks. As a result, the NASDAQ Composite Index has come to be considered an accurate benchmark for technology sector funds. The Index includes all of the domestic and foreign stocks listed on the NASDAQ stock market, which means there are currently in excess of 5,300 stocks in the Index. Of these, approximately 70% are in the technology industry.

MSCI EAFE Index

MSCI EAFE stands for Morgan Stanley Capital International--Europe, Australia, Far East. This Index of foreign stocks is the appropriate benchmark for international stock funds. The Index has historically been heavily weighted with Japanese securities, however, so investors in international funds with limited Japanese holdings may want to turn instead to the MSCI EAFE-ex-Japan Index.

Taking style into consideration

Some investors may want to take their benchmark search to an even higher level by taking investment style into consideration. This ensures that if you invest in a small-cap value fund your benchmark index is not a broad collection of small-cap stocks, but rather just small-cap value stocks. To meet this more specialized need, you can refer to any one of several growth and value specific indexes, including the following from Russell:

For large-cap stock funds-
Russell 1000 Growth Index
Russell 1000 Value Index

For mid-cap stock funds-
Russell Mid-Cap Growth Index
Russell Mid-Cap Value Index

For small-cap stock funds-
Russell 2000 Growth Index
Russell 2000 Value Index

Using a benchmark effectively

Once you've identified your fund's market index benchmark, employ the following guidelines to make the most of your comparisons.

 . Keep a long-term perspective With market index data published regularly, it is easy to fall into the trap of comparing your fund's performance too often. Remember that investment decisions shouldn't be based on short-term performance. A fund that does well in one set of market conditions may not be such a star when those conditions change. Since you're probably investing for the long haul, it's long-term performance that's crucial, not day to day fluctuations.

 . Compare return and risk In addition to checking performance, look at your fund's risk exposure relative to its benchmark. If your fund is only slightly behind the index performance but taking less risk, you may want to hang in there. On the other hand, if your fund is taking more risks than its benchmark for no extra return, you may want to rethink your investment.

 . Develop a personal benchmark You've selected your funds as part of a larger portfolio that will meet your personal goals. While it is valuable to know how your fund is performing compared to its market index benchmark, the ultimate test is how well the fund is meeting your own investment needs. If your fund is not matching its benchmark but is still playing its role in your portfolio, it's probably still a keeper.

There are many standards by which to evaluate a mutual fund's performance. We've only covered a few. To help you determine which benchmarks are the most appropriate for your investments, talk to your financial advisor. He or she can also help you ensure that your portfolio is still on track to meet your own personal goals.


Specialized Market Indexes As Fund Benchmarks

Specialized market indexes can closely track the composition of your fund's portfolio, making them an appropriate performance benchmark.

If you invest in a      The appropriate index is     The index is composed of
--------------------------------------------------------------------------------
Large-cap fund          S&P 500 Index                500 large-cap stocks
--------------------------------------------------------------------------------
Mid-cap fund            S&P MidCap 400 Index         400 mid-cap stocks
--------------------------------------------------------------------------------
Small-cap fund          Russell 2000 Index           2000 small-cap stocks
--------------------------------------------------------------------------------
Technology fund         NASDAQ Composite Index       All stocks listed on the
                                                     NASDAQ stock market,
                                                     heavily weighted to
                                                     technology stocks
--------------------------------------------------------------------------------
International fund      MSCI EAFE Index                Foreign stocks
--------------------------------------------------------------------------------

The market indexes listed above are unmanaged, and it is not possible to invest directly in these indexes.

The Stock Market

The Reign of the Bull Market Continues

Market Review

The bull market reigned supreme again in 1999, with a variety of indices, including the NASDAQ Composite Index and the Dow Jones Industrial Average, reaching record highs.

In the first quarter of the year, large-cap growth stocks dominated the market, as they did for much of 1998. However, in the second quarter, the market rotated towards smaller-capitalization and lower-valuation issues. Rising interest rates and a global economic recovery resulted in increased demand for basic materials, which benefited these stocks.

This rotation was short-lived, however, as growth stocks, and in particular technology stocks, resumed their lead in the third quarter.

In the fourth quarter, despite monetary tightening by the Federal Reserve, the market continued to surge ahead. It remained dominated by growth-oriented stocks, which experienced significant price appreciation during the period. This outstanding performance was seen across all market capitalizations, with smaller-capitalization securities showing the greatest strength. In particular, the market was fueled by the technology sector, which continued to show strong earnings growth.

Overall, technology powered the market this year, greatly overshadowing the performance of other sectors. Telecommunications, e-commerce and software were all areas that grew at a rapid pace and, as a result, their stock prices soared. We believe this sector will remain attractive, as many areas of technology are still in the early stages of growth.

The outlook remains positive for the equity market. The Federal Reserve's tightening policy has helped maintain a low-inflation, high-growth economic environment that investors believe will sustain the current level of equity prices. We remain cautiously optimistic that the market will continue its positive performance, albeit at a slower pace than in 1999.

Stocks ascended, despite rising interest rates.

[GRAPH]
Source: Bloomberg

                             S&P
                             500
                           Index
                           -----
01/01/1999                 1,229
01/08/1999                 1,275
01/15/1999                 1,243
01/22/1999                 1,225
01/29/1999                 1,280
02/05/1999                 1,239
02/12/1999                 1,230
02/19/1999                 1,239
02/26/1999                 1,238
03/05/1999                 1,275
03/12/1999                 1,295
03/19/1999                 1,299
03/26/1999                 1,283
04/02/1999                 1,294
04/09/1999                 1,348
04/16/1999                 1,319
04/23/1999                 1,357
04/30/1999                 1,335
05/07/1999                 1,345
05/14/1999                 1,338
05/21/1999                 1,330
05/28/1999                 1,302
06/04/1999                 1,328
06/11/1999                 1,294
06/18/1999                 1,343
06/25/1999                 1,315
07/02/1999                 1,391
07/09/1999                 1,403
07/16/1999                 1,419
07/23/1999                 1,357
07/30/1999                 1,329
08/06/1999                 1,300
08/13/1999                 1,328
08/20/1999                 1,337
08/27/1999                 1,348
09/03/1999                 1,357
09/10/1999                 1,352
09/17/1999                 1,335
09/24/1999                 1,277
10/01/1999                 1,283
10/08/1999                 1,336
10/15/1999                 1,247
10/22/1999                 1,302
10/29/1999                 1,363
11/05/1999                 1,370
11/12/1999                 1,396
11/19/1999                 1,422
11/26/1999                 1,417
12/03/1999                 1,433
12/10/1999                 1,417
12/17/1999                 1,421
12/23/1999                 1,458
12/31/1999                 1,469

--------------------------------------------------------------------------------

The Bond Market

Inflation Expectations on the Rise

Six months ago we suggested the clash between deflationary and inflationary forces was likely to keep inflation in check, even as the global economy showed signs of recovery. While this remains likely over the long run, it appears that several unsustainable forces, including the surging economy, the tight labor market and rising stock prices, currently have the upper hand. As a result, inflation fears have flourished and the bond market has suffered.

The Federal Reserve was active over the past six months. The Fed tightened monetary policy again in August, and attacked the tight labor market in November by increasing interest rates for a third time in 1999. However, Y2K concerns prompted the Fed to flood the system with liquidity at year's end, increasing the likelihood that further tightening will be necessary early next year.

Bond prices fell in many sectors of the market as interest rates continued to rise. The benchmark 30-year Treasury yield rose to a 27-month high at 6.49%, while the Lehman Brothers Aggregate Bond Index had its worst performance since 1994.

A notable exception to the overall poor performance of the market was convertible bonds, which benefited from the spectacular rise in technology stocks. Emerging market bonds also performed relatively well as the global recovery supported this sector. Not surprisingly, inflation-indexed bonds were aided by the expectation of higher inflation.

Looking ahead, the key to bonds next year is a smooth resolution of the unsustainable forces currently present. We anticipate the economy will moderate as higher borrowing costs begin to impact, pushing stock market gains back toward long-term historical norms. In our view inflation will increase over the short term, but remain stable overall. In this environment, interest rates will likely remain range bound, making strategies that enhance yield and limit credit risk attractive to bond investors.


Bond yields continued to move higher.

[GRAPH]
Source: Bloomberg

                          30-Year
                         Treasury
                       Yields (%)
                       ----------
01/01/1999                   5.09
01/08/1999                   5.27
01/15/1999                   5.11
01/22/1999                   5.08
01/29/1999                   5.09
02/05/1999                   5.35
02/12/1999                   5.42
02/19/1999                   5.39
02/26/1999                   5.57
03/05/1999                   5.59
03/12/1999                   5.52
03/19/1999                   5.56
03/26/1999                   5.59
04/02/1999                   5.59
04/09/1999                   5.46
04/16/1999                   5.57
04/23/1999                   5.60
04/30/1999                   5.66
05/07/1999                   5.81
05/14/1999                   5.92
05/21/1999                   5.75
05/28/1999                   5.83
06/04/1999                   5.96
06/11/1999                   6.16
06/18/1999                   5.97
06/25/1999                   6.15
07/02/1999                   6.00
07/09/1999                   6.00
07/16/1999                   5.88
07/23/1999                   6.02
07/30/1999                   6.10
08/06/1999                   6.17
08/13/1999                   6.10
08/20/1999                   5.98
08/27/1999                   5.98
09/03/1999                   6.02
09/10/1999                   6.04
09/17/1999                   6.06
09/24/1999                   5.97
10/01/1999                   6.13
10/08/1999                   6.19
10/15/1999                   6.26
10/22/1999                   6.35
10/29/1999                   6.16
11/05/1999                   6.06
11/12/1999                   6.03
11/19/1999                   6.16
11/26/1999                   6.23
12/03/1999                   6.25
12/10/1999                   6.17
12/17/1999                   6.37
12/23/1999                   6.49
12/31/1999                   6.48

PIMCO Innovation Fund

Dennis McKechnie

Manager Spotlight

Dennis McKechnie is the portfolio manager of PIMCO Innovation Fund and a managing director of PIMCO Equity Advisors. He has a degree in electrical engineering and an MBA in finance--a unique blend of expertise that gives him a distinct advantage in analyzing the technology sector. We talked to him recently about the sector and the Innovation Fund.

Q: Technology has had a great run in the past two years. What would you say to investors who are concerned that tech stocks are overvalued and this run-up will end soon?

[PHOTO]

A: First, we should provide some context to the "great run" of the past two years. Much of the recent run of technology began only fourteen months ago in October 1998 with signs that the Asian economic crisis was subsiding. Technology stocks began that period at very depressed levels, as they had been one of the areas most negatively affected by the Asian economic meltdown.

Second, technology now has many separate and distinct sub-segments that give its current fundamental strength additional staying power. All of the eggs are not in one basket, so to speak. For instance, we are in the early stages of a semiconductor pricing cycle at the same time the Internet is uncovering the power of business-to-business marketplaces.

And finally, with regard to valuations, we are believers that the "New Economy" does change the game. Technology is central. The demand for effective information and solutions by non-technology companies is nearly frantic because the penalty for being late or wrong is so severe. This demand is creating an enormous pull for technology companies that makes their ability to do better than expected more predictable. Greater predictability has historically driven higher valuations.

Q: Could you name a few specific stocks that contributed to PIMCO Innovation Fund's strong performance this year?

A: Qualcomm was a great performer for the Fund. It benefited from a move towards a more royalty-based business model. Perhaps more importantly, overall cell phone demand was well above estimates and steps were taken by the industry to convert to Qualcomm's Code Division Multiple Access (CDMA) digital technology standard in the future.

Another stellar performer for the Fund was i2Technologies. This company makes software that coordinates supply chains for manufacturers, which Fortune 500 companies have identified as a key building block for their migration to e-commerce.

Q: What lasting effect, if any, has Y2K left on the technology sector?

A: Y2K has had a very positive effect on the technology sector. It has drawn technology decisions up to the highest levels within corporations. This increased importance has made it a higher priority, which should lead to higher spending levels in the future. A side effect of the event is that many companies are moving to outsource their technology to expert companies off-site. This creates an excited buyer with large budgets and the most advanced systems, raising the bar for any other companies that want to stay in the game.

Q: Which areas of technology do you believe offer the most growth potential in 2000?

A: There are a number of them. Wireless Internet, broadband data to the home, business-to-business Internet, higher performance fiber optic components, and the semiconductor sector are just a few. If I had to pick one, it would be the evolution of the wireless Internet. Over the next few years, e-mail and Web sites will likely become accessible through the phone. Screens will be larger, coverage will be denser, and offerings will become more complex. We are filling the Fund with beneficiaries of this trend as they gain traction. There will be lots of new software for applications, operating systems, performance monitoring and more. We are doing lots of work in this area.

Q: What is your outlook for the technology sector?

A: We believe that the future for technology is quite bright. We are constantly uncovering new companies with tremendous opportunity. It is our feeling that most of the sub-segments of technology are in the early stages of multi-year growth cycles. Technology will continue to take over larger percentages of the overall economy.

Past performance is no guarantee of future results. The views of Mr. McKechnie are not indicative of the future performance of any PIMCO Fund. Concentration of the Fund's assets in one or a few sectors may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may also invest in foreign securities which may entail greater risk due to foreign economic and political developments. Please refer to page 16 for more complete performance information on the Innovation Fund.

Recent News on PIMCO Funds


The following are highlights from a few of PIMCO Funds, numerous media appearances. For reprints of these articles, call us at 1-888-87PIMCO.

 . A Leading Technology Resource Dennis McKechnie, Portfolio Manager of PIMCO Innovation Fund, has been in high demand with the leading financial networks (CNBC and CNN). His wide diversity of technology knowledge has attracted viewers who want to hear about more than just "dot-com." This expertise has been acknowledged in print as well. A November 19 article in Investor's Business Daily focused on PIMCO Innovation Fund's strong performance and Mr. McKechnie's extensive background in technology.

 . Talking about Growth Investing Ken Corba, Portfolio Manager of PIMCO Growth Fund, and Mike Gaffney, Portfolio Manager of PIMCO Opportunity Fund, appeared numerous times on CNBC during the second half of the year. Mr. Corba was featured for his outlook and perspective on the large-cap growth marketplace, addressing what sectors he viewed as favorable and out of favor. And Mr. Gaffney demonstrated his analytical expertise within the small-cap growth area, taking part in Q&A segments regarding the Russell 2000 and its various industries.

 . Bill Gross Continues to Receive Highest Accolades Early in 1999 Morningstar named Bill Gross as its Fixed Income Manager of the Year. Russ Kinnel, Editor of Morningstar, recently upped the ante by choosing Gross, out of a list of other notable managers, as "Fund Manager of the Decade...Because no one was nearly as influential." And Morningstar's not alone in its assessment. Mutual Funds Magazine (1/00) listed Gross as "the country's foremost fixed-income portfolio manager," and The Chicago Tribune (11/99) called him "an icon of the bond market."

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five stars, and the lowest rating is one star. Following are the PIMCO Fund family's five- and four-star rated Funds as of December 31, 1999.

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS            Overall         3 Year       5 Year        10 Year
--------------------------------------------------------------------------------

Innovation                   *****           5            5             -
StocksPLUS                   *****           4            5             -
Target                       ****            4            4             -
Growth                       ****            4            4             4
Capital Appreciation         ****            4            4             -

--------------------------------------------------------------------------------
PIMCO BOND FUNDS             Overall         3 Year       5 Year        10 Year
--------------------------------------------------------------------------------

Total Return                 *****           4            4             5
Low Duration                 *****           5            5             5
Short-Term                   *****           5            5             5
High Yield                   *****           5            5             -
Foreign Bond                 *****           4            5             -


The chart above is based on December 31, 1999 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 3,469, 2,180 and 770 domestic equity funds and 1,617, 1,221 and 387 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. With the exception of Renaissance C, Growth C and Innovation C, ratings are based on institutional class shares. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class A, B and C shares' higher expense and sales charges. Ratings for other share classes of Renaissance, Growth and Innovation may vary. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

Service Update


What's new @ www.pimcofunds.com

Introducing the PIMCO Funds Innovation Center:
Your Guide to the Technology Sector


The latest addition to the PIMCO Funds Web site is our new Innovation Center, designed to give investors access to the unique insights of PIMCO Innovation Fund manager Dennis McKechnie and his investment team.

Whether you already have technology holdings or are eager to begin investing in this dynamic sector, you'll find the Innovation Center to be a useful resource. Mr. McKechnie's broad vision of technology is reflected in the Center's wide-ranging content, including timely articles, commentary and analysis to help you gain a more complete understanding of the vast technology landscape--from semiconductors to the Internet, cell phones to computer software.

Here are some highlights from the PIMCO Funds Innovation Center:

 . Insight From Dennis McKechnie As manager of PIMCO Innovation Fund, Dennis McKechnie has delivered impressive results for investors. You can read about his investment process and strategy and benefit from his extensive background in technology. And make sure to check out our special profile of Mr. McKechnie to see how his tech background sets him apart from most other technology fund managers.

 . Manager Commentary Our management team brings its expertise right to your desktop with weekly analysis and insight into the tech sector.

 . Tech Sector Breakdown Learn about PIMCO's unique view of the trends and themes that characterize this exciting sector.

 . Taking Stock Detailed profiles of some of the Innovation Fund's top tech holdings.

 . Innovation, a Monthly Newsletter Download this monthly newsletter in its entirety, in a user-friendly PDF format.

 . Manager Q&A PIMCO Funds managers provide analysis of the market and commentary on their funds.

 . Archives Archives of daily manager commentaries are available for your reference.

 . News Read what others have to say about PIMCO Funds and our talented management team.

Technology is a fast-paced, rapidly changing sector of the economy. And the PIMCO Funds Innovation Center can help you keep pace with it. Make sure to visit regularly for the most current information. To get started, go to www.pimcofunds.com and choose the "Innovation Center" link from the PIMCO Funds Home Page.

[GRAPHIC]

Make sure to visit the PIMCO Funds Innovation Center--a new source of timely information and analysis about the tech sector from PIMCO Innovation Fund manager Dennis McKechnie and his investment team.

The PIMCO Funds Family

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages over $260 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-888-87-PIMCO.

                           Fund Name                  Objective                            Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
Growth                     Growth                     Long-term growth of capital          Stocks of larger-capitalized companies
Stock Funds                ---------------------------------------------------------------------------------------------------------
                           Target                     Capital appreciation                 Stocks of medium-capitalized companies
                           ---------------------------------------------------------------------------------------------------------
                           Opportunity                Capital appreciation                 Stocks of smaller-capitalized companies
------------------------------------------------------------------------------------------------------------------------------------
Blend                      Capital Appreciation       Growth of capital                    Stocks of larger-capitalized companies
Stock Funds                                                                                the manager believes are reasonably
                                                                                           priced
                           ---------------------------------------------------------------------------------------------------------
                           Mid-Cap Growth             Growth of capital                    Stocks of medium-capitalized companies
                                                                                           the manager believes are reasonably
                                                                                           priced
------------------------------------------------------------------------------------------------------------------------------------
Value                      Equity Income              Current income and long-term growth  Stocks of companies with below-average
Stock Funds                                                                                P/Es and above-average dividends
                           ---------------------------------------------------------------------------------------------------------
                           Renaissance                Long-term growth of capital and      Stocks with below-average valuations
                                                      income
                           ---------------------------------------------------------------------------------------------------------
                           Value                      Long-term growth of capital and      Stocks of companies with below-average
                                                      income                               P/Es
                           ---------------------------------------------------------------------------------------------------------
                           Small-Cap Value            Growth of capital and income         Stocks of smaller-capitalized companies
                                                                                           with below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------
Enhanced Index             Tax-Efficient Equity       Maximum after-tax growth of capital  Stocks of larger-capitalized companies
Stock Funds                ---------------------------------------------------------------------------------------------------------
                           StocksPLUS                 Total return exceeding the           S&P 500 stock index futures backed by a
                                                      S&P 500 Index                        portfolio of short-term, fixed-income
                                                                                           securities
------------------------------------------------------------------------------------------------------------------------------------
International              International              Capital appreciation                 Stocks of non-U.S. companies in developed
Stock Funds                                                                                and emerging markets
------------------------------------------------------------------------------------------------------------------------------------
Sector Related             Innovation                 Capital appreciation                 Stocks of technology-related companies
Stock Funds
------------------------------------------------------------------------------------------------------------------------------------
Short Duration             Money Market               Maximum current income, consistent   Money market securities (less than or
Bond Funds                                            with preservation of capital and     equal to 90 days)
                                                      daily liquidity
                           ---------------------------------------------------------------------------------------------------------
                           Short-Term                 Maximum current income consistent    Money market securities and short-term
                                                      with preservation of capital and     bonds (up to 1 year duration)
                                                      daily liquidity
                           ---------------------------------------------------------------------------------------------------------
                           Low Duration               Maximum total return                 Shorter-term, investment grade bonds (1-3
                                                                                           year duration)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration      Total Return               Maximum total return                 Intermediate-term, investment grade bonds
Bond Funds                                                                                 (3-6 year duration)
------------------------------------------------------------------------------------------------------------------------------------
Long Duration              Long-Term U.S. Government  Maximum total return                 Long-term U.S. government bonds
Bond Funds                                                                                 (8+ year duration)
------------------------------------------------------------------------------------------------------------------------------------
International              Global BondII              Maximum total return                 Investment grade U.S. and foreign bonds
Bond Funds                                                                                 (3-7 year duration)
------------------------------------------------------------------------------------------------------------------------------------
                           Foreign Bond               Maximum total return                 Investment grade foreign bonds (3-7 year
                                                                                           duration)
                           ---------------------------------------------------------------------------------------------------------
                           Emerging Markets Bond      Maximum total return                 Emerging market bonds (0-8 year duration)
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Funds      High Yield                 Maximum total return                 High-yield bonds (2-6 year duration)
------------------------------------------------------------------------------------------------------------------------------------
Inflation-Indexed          Real Return Bond           Maximum total return                 Inflation-adjusted government bonds
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Convertible                Convertible                Maximum total return                 Convertible securities
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                 Municipal Bond             High current income exempt from      Investment grade municipal bonds (3-10
Bond Funds                                            federal taxes, preservation of       year duration)
                                                      capital
                           ---------------------------------------------------------------------------------------------------------
                           California Interm.         High current income exempt from      Investment grade municipal bonds (3-7 yr.
                           Municipal Bond Fund        federal and California income tax    avg. duration)
                           ---------------------------------------------------------------------------------------------------------
                           New York Interm.           High current income exempt from      Investment grade municipal bonds (3-7 yr.
                           Municipal Bond Fund        federal and New York income tax       avg. duration)
------------------------------------------------------------------------------------------------------------------------------------
Stock and Bond Funds       Strategic Balanced         Maximum total return                 S&P Index Futures and short- and
                                                                                           intermediate-term investment grade bonds
                           ---------------------------------------------------------------------------------------------------------
                           90/10 Portfolio            Long-term capital appreciation       90% in PIMCOStock Funds and 10% in PIMCO
                                                                                           Bond Funds
                           ---------------------------------------------------------------------------------------------------------
                           60/40 Portfolio            Long-term capital appreciation       60% in PIMCOStock Funds and 40% in PIMCO
                                                      and current income                   Bond Funds
                           ---------------------------------------------------------------------------------------------------------
                           30/70 Portfolio            Current income, with long-term       30% in PIMCOStock Funds and 70% in PIMCO
                                                      capital appreciation as a            Bond Funds
                                                      secondary objective

For more information on the risks associated with these Funds, see page 29.

Multi-Manager Series

PIMCO Funds Semi-Annual Report

Dear Shareholder:

Last year was a banner year for the stock market--a fitting conclusion to a century of unprecedented economic expansion.

Despite some dips along the way, all the major stock indexes experienced exceptional growth in 1999. The Dow was up 27 percent. The S&P 500 rose 21 percent. And the NASDAQ Index climbed a stunning 86 percent --a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run.

For bonds, on the other hand, 1999 was a turbulent time. Most bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. In fact, it was the first year since 1994 that the bond market reported negative returns.

In the first few hours and days of the new millennium, however, there was a giant sigh of relief as the Y2K bug turned out to be, at most, a minor glitch rather than a major catastrophe. And here at PIMCO, our Y2K preparations stood us in good stead as the New Year came in without a hitch.

It was another good year for PIMCO's equity funds, too, as they continued to experience strong relative performance across the board. Of special note is the market-beating performance of our four growth-oriented funds. While past performance is no indication of future results, all four funds--PIMCO Growth, Target, Opportunity and Innovation Funds--beat the S&P 500 Index by a considerable margin.

On the following pages we present detailed information on all the stock funds in our Multi-Manager Series. I encourage you to review the information and commentary carefully. And once again, I'd like to thank you for the trust you've placed in us through your investment. We will continue to work hard to help you meet your financial objectives.

If you have any questions regarding your investment, contact your financial advisor, or call us at 1-888-87-PIMCO. Or visit our Web site at www.pimcofunds.com.



Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2000


PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

--------------------------------------------------------------------------------

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses./1/

1    This is a Year 2000 Readiness Disclosure dated January 31, 2000.

PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 13-27 Fund Summaries
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 28-45 Schedule of Investments
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of December 31, 1999, including the number of shares or principal amount and value as of that date.

                                                               Schedule of
Fund Name                              Fund Summary            Investments
Capital Appreciation Fund              Page 13                 Page 28
Equity Income Fund                     Page 14                 Page 29
Growth Fund                            Page 15                 Page 30
Innovation Fund                        Page 16                 Page 31
International Fund                     Page 17                 Page 32
Mid-Cap Growth Fund                    Page 18                 Page 35
Opportunity Fund                       Page 19                 Page 36
Precious Metals Fund                   Page 20                 Page 37
Renaissance Fund                       Page 21                 Page 38
Small-Cap Value Fund                   Page 22                 Page 39
Target Fund                            Page 23                 Page 40
Tax-Efficient Equity Fund              Page 24                 Page 41
Value Fund                             Page 25                 Page 44
Value 25 Fund                          Page 26                 Page 45

Pages 46-55 Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

Pages 56-57 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 58-59 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, as well as appreciation or depreciation from portfolio holdings.

Pages 60-63 Statements of Changes in Net Assets
This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 64-69 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

December 31, 1999

PIMCO Capital Appreciation Fund


OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$957.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO

87 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                  A Shares                  B Shares                  C Shares                   Lipper Multi-
                                                                                    S&P 500        Cap. Core
                                Adjusted                  Adjusted     Adjusted      Index         Fund Avg.
--------------------------------------------------------------------------------------------------------------
6 month            13.80%        7.54%       13.36%        8.70%       12.45%        7.71%       10.97%
1 year             22.19%       15.47%       21.30%       16.31%       20.32%       21.04%       22.49%
3 years            24.17%       21.85%       23.28%       22.62%       23.27%       27.56%       21.79%
5 years            27.00%       25.57%       26.07%       25.92%       26.07%       28.56%       23.07%
Inception          19.60%       18.84%       18.89%       18.89%       18.72%          --           --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                          PIMCO              PIMCO              PIMCO    S&P 500
                        Capital            Capital            Capital      Index
     Month       Appreciation A     Appreciation B     Appreciation C
03/31/1991                9,450             10,000             10,000     10,000
04/30/1991                9,172              9,699              9,699     10,024
05/31/1991                9,622             10,169             10,169     10,457
06/30/1991                9,101              9,612              9,612      9,978
07/31/1991                9,749             10,290             10,290     10,443
08/31/1991               10,051             10,603             10,603     10,691
09/30/1991                9,909             10,447             10,447     10,512
10/31/1991               10,245             10,794             10,794     10,653
11/30/1991                9,944             10,471             10,471     10,224
12/31/1991               11,323             11,915             11,915     11,393
01/31/1992               11,211             11,790             11,790     11,181
02/29/1992               11,328             11,907             11,907     11,327
03/31/1992               10,952             11,504             11,504     11,106
04/30/1992               10,925             11,468             11,468     11,432
05/31/1992               10,968             11,506             11,506     11,488
06/30/1992               10,619             11,133             11,133     11,317
07/31/1992               10,925             11,446             11,446     11,780
08/31/1992               10,650             11,151             11,151     11,539
09/30/1992               10,927             11,434             11,434     11,674
10/31/1992               11,304             11,822             11,822     11,714
11/30/1992               11,962             12,503             12,503     12,113
12/31/1992               12,124             12,664             12,664     12,262
01/31/1993               12,532             13,082             13,082     12,364
02/28/1993               12,378             12,913             12,913     12,533
03/31/1993               12,946             13,498             13,498     12,797
04/30/1993               12,624             13,155             13,155     12,488
05/31/1993               13,193             13,739             13,739     12,822
06/30/1993               13,400             13,945             13,945     12,860
07/31/1993               13,206             13,735             13,735     12,808
08/31/1993               13,684             14,224             14,224     13,294
09/30/1993               14,082             14,629             14,629     13,192
10/31/1993               14,113             14,651             14,651     13,465
11/30/1993               13,826             14,344             14,344     13,337
12/31/1993               14,215             14,738             14,738     13,498
01/31/1994               14,711             15,243             15,243     13,957
02/28/1994               14,507             15,023             15,023     13,578
03/31/1994               13,778             14,259             14,259     12,986
04/30/1994               13,826             14,300             14,300     13,152
05/31/1994               13,811             14,275             14,275     13,368
06/30/1994               13,418             13,860             13,860     13,041
07/31/1994               13,741             14,185             14,185     13,469
08/31/1994               14,147             14,595             14,595     14,021
09/30/1994               13,764             14,190             14,190     13,678
10/31/1994               14,075             14,503             14,503     13,986
11/30/1994               13,427             13,826             13,826     13,476
12/31/1994               13,555             13,949             13,949     13,676
01/31/1995               13,543             13,926             13,926     14,031
02/28/1995               14,215             14,610             14,610     14,578
03/31/1995               14,834             15,237             15,237     15,008
04/30/1995               15,339             15,747             15,747     15,450
05/31/1995               15,896             16,308             16,308     16,067
06/30/1995               16,579             16,999             16,999     16,440
07/31/1995               17,494             17,926             17,926     16,986
08/31/1995               17,658             18,083             18,083     17,028
09/30/1995               18,353             18,783             18,783     17,747
10/31/1995               18,003             18,414             18,414     17,683
11/30/1995               18,550             18,962             18,962     18,460
12/31/1995               18,518             18,917             18,917     18,815
01/31/1996               19,135             19,535             19,535     19,456
02/29/1996               19,854             20,257             20,257     19,636
03/31/1996               19,885             20,276             20,276     19,825
04/30/1996               20,128             20,512             20,512     20,117
05/31/1996               20,632             21,012             21,012     20,636
06/30/1996               20,587             20,953             20,953     20,715
07/31/1996               19,545             19,879             19,879     19,800
08/31/1996               20,379             20,716             20,716     20,217
09/30/1996               21,623             21,967             21,967     21,355
10/31/1996               22,161             22,499             22,499     21,944
11/30/1996               23,767             24,116             24,116     23,603
12/31/1996               23,387             23,715             23,715     23,135
01/31/1997               24,752             25,086             25,086     24,581
02/28/1997               24,484             24,815             24,802     24,773
03/31/1997               23,592             23,884             23,884     23,756
04/30/1997               24,331             24,621             24,621     25,174
05/31/1997               25,874             26,172             26,172     26,706
06/30/1997               26,983             27,270             27,270     27,903
07/31/1997               29,891             30,178             30,178     30,123
08/31/1997               28,756             29,015             29,015     28,436
09/30/1997               30,490             30,760             30,760     29,993
10/31/1997               29,930             30,165             30,165     28,991
11/30/1997               30,682             30,902             30,902     30,333
12/31/1997               31,275             31,489             31,482     30,854
01/31/1998               30,780             30,960             30,968     31,195
02/28/1998               33,033             33,214             33,205     33,445
03/31/1998               34,860             35,023             35,027     35,158
04/30/1998               34,873             35,037             35,013     35,511
05/31/1998               34,269             34,430             34,401     34,901
06/30/1998               35,725             35,893             35,833     36,319
07/31/1998               34,696             34,859             34,776     35,932
08/31/1998               29,023             29,160             29,076     30,737
09/30/1998               30,643             30,787             30,675     32,706
10/31/1998               32,043             32,194             32,049     35,366
11/30/1998               34,104             34,264             34,107     37,510
12/31/1998               36,648             36,820             36,617     39,671
01/31/1999               37,828             38,006             37,778     41,330
02/28/1999               36,307             36,478             36,244     40,045
03/31/1999               37,179             37,353             37,078     41,648
04/30/1999               38,450             38,631             38,327     43,261
05/31/1999               37,120             37,294             36,971     42,239
06/30/1999               39,351             39,535             39,174     44,584
07/31/1999               37,887             38,065             37,701     43,192
08/31/1999               37,133             37,307             36,928     42,977
09/30/1999               36,186             36,356             35,976     41,800
10/31/1999               38,712             38,893             38,447     44,445
11/30/1999               40,558             40,749             40,266     45,349
12/31/1999               44,776             44,987             44,421     48,020

* Past performance is no guarantee of future results.The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                    % of Total Investments
---------------------------------------------------------
Cisco Systems, Inc.                                  2.3%
Internet networking
---------------------------------------------------------
General Electric Co.                                 2.2%
Electronics
---------------------------------------------------------
Oracle Corp.                                         2.1%
Software products
---------------------------------------------------------
Wal-Mart Stores, Inc.                                2.1%
Retail
---------------------------------------------------------
Home Depot, Inc.                                     1.8%
Retail
---------------------------------------------------------
Motorola, Inc.                                       1.7%
Electronics & software
---------------------------------------------------------
Applied Materials, Inc.                              1.7%
Semiconductors
---------------------------------------------------------
Royal Dutch Petroleum Co.                            1.7%
Petroleum refining
---------------------------------------------------------
Immunex Corp.                                        1.7%
Chemical & allied products
---------------------------------------------------------
JDS Uniphase Corp.                                   1.7%
Telecommunications
---------------------------------------------------------
Top Ten Total                                       19.0%
---------------------------------------------------------

Top 5 Industries                   % of Total Investments
---------------------------------------------------------
Technology                                          40.1%
---------------------------------------------------------
Financial & Business Services                       13.6%
---------------------------------------------------------
Consumer Discretionary                              10.4%
---------------------------------------------------------
Capital Goods                                        6.7%
---------------------------------------------------------
Health Care                                          6.2%
---------------------------------------------------------

Portfolio Composition
---------------------------------------------------------
Common Stock                                        99.6%
---------------------------------------------------------
Cash Equivalents                                     0.4%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund turned in a solid performance for the six months ended December 31, 1999, returning 13.80% for Class A shares, and handily outperforming the S&P 500 Index return of 7.71% for the same period.
     The technology sector was the greatest contributor to the Fund's performance during this period. In particular, companies whose products address business-to-business e-commerce needs, such as Oracle and Siebel Systems, experienced strong price appreciation. This area of technology has become critically important to companies seeking to participate in commerce on the Internet. Another technology company that proved to be a strong performer for the Fund was Cisco Systems. Cisco, which makes the networking hardware that forms the backbone of the Internet, benefited from strong demand for its Internet infrastructure equipment and its optical networking capabilities.
     The healthcare sector also aided the Fund's performance, particularly in the area of biotechnology. Immunex, the maker of the leading drug used for the treatment of rheumatoid arthritis, saw its stock experience tremendous price appreciation due to positive prescription trends as well as strong evidence that its drug can be used to treat other ailments. Genentech, another biotech company, turned in a strong performance as a result of its strong product pipeline. In addition, Warner Lambert also posted positive returns, benefiting from the success of its cholesterol drug, Lipitor.
     The Fund also benefited from its exposure to the consumer discretionary sector. In particular, Home Depot, the leader in home improvement retailing, experienced a significant increase in sales due to a strong domestic economy, which translated into a home buying and home renovating boom.
     One disappointment for the Fund during this period was Tyco, the manufacturing conglomerate. The company's stock price suffered as a result of concerns over its accounting practices regarding its acquisitions. However, the manager believes Tyco's accounting practices are sound and that the company still has tremendous growth potential.
     Looking ahead, the manager is optimistic that the Fund is poised to continue its outperformance. The manager believes that its philosophy of purchasing stocks of growing, profitable companies at sensible prices should bode well for the Fund, especially as investors realize the importance of reasonable valuation in growth investing.

December 31, 1999

PIMCO Equity Income Fund


OBJECTIVE

Current income as a primary objective and long-term growth of capital

PORTFOLIO

Income-producing common stocks of companies with market capitalizations of more than $2 billion

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$156.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO

48 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                  A Shares                   B Shares                  C Shares                   Lipper
                                                                                      S&P 500     Equity Inc.
                               Adjusted                  Adjusted      Adjusted       Index       Fund Avg.
-------------------------------------------------------------------------------------------------------------
6 month           -11.47%        -16.60%     -11.98%       -15.44%       -12.69%       7.71%         -5.09%
1 year             -2.31%         -7.67%      -2.93%        -6.71%        -3.81%      21.04%          3.34%
3 years            11.37%          9.29%      10.58%         9.93%        10.55%      27.56%         13.07%
5 years            17.31%         15.99%      16.47%        16.26%        16.45%      28.56%         17.27%
Inception          13.81%         13.09%      13.14%        13.14%        12.97%         --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                      PIMCO          PIMCO          PIMCO        S&P 500
                     Equity         Equity         Equity          Index
     Month         Income A       Income B       Income C
03/31/1991            9,450         10,000         10,000         10,000
04/30/1991            9,512         10,060         10,060         10,024
05/31/1991           10,048         10,619         10,619         10,457
06/30/1991            9,695         10,240         10,240          9,978
07/31/1991           10,234         10,803         10,803         10,443
08/31/1991           10,383         10,954         10,954         10,691
09/30/1991           10,437         11,004         11,004         10,512
10/31/1991           10,507         11,070         11,070         10,653
11/30/1991           10,084         10,618         10,618         10,224
12/31/1991           10,968         11,543         11,543         11,393
01/31/1992           11,237         11,818         11,818         11,181
02/29/1992           11,519         12,107         12,107         11,327
03/31/1992           11,328         11,899         11,899         11,106
04/30/1992           11,528         12,102         12,102         11,432
05/31/1992           11,544         12,111         12,111         11,488
06/30/1992           11,550         12,110         12,110         11,317
07/31/1992           12,063         12,640         12,640         11,780
08/31/1992           11,709         12,261         12,261         11,539
09/30/1992           11,805         12,354         12,354         11,674
10/31/1992           11,817         12,358         12,358         11,714
11/30/1992           12,170         12,720         12,720         12,113
12/31/1992           12,536         13,095         13,095         12,262
01/31/1993           12,596         13,149         13,149         12,364
02/28/1993           12,854         13,411         13,411         12,533
03/31/1993           13,144         13,705         13,705         12,797
04/30/1993           12,883         13,424         13,424         12,488
05/31/1993           12,977         13,514         13,514         12,822
06/30/1993           13,204         13,741         13,741         12,860
07/31/1993           13,178         13,706         13,706         12,808
08/31/1993           13,638         14,176         14,176         13,294
09/30/1993           13,623         14,151         14,151         13,192
10/31/1993           13,728         14,252         14,252         13,465
11/30/1993           13,586         14,095         14,095         13,337
12/31/1993           13,543         14,042         14,042         13,498
01/31/1994           13,989         14,495         14,495         13,957
02/28/1994           13,682         14,169         14,169         13,578
03/31/1994           13,132         13,590         13,590         12,986
04/30/1994           13,231         13,684         13,684         13,152
05/31/1994           13,308         13,755         13,755         13,368
06/30/1994           13,117         13,548         13,548         13,041
07/31/1994           13,544         13,982         13,982         13,469
08/31/1994           14,095         14,541         14,541         14,021
09/30/1994           13,830         14,259         14,259         13,678
10/31/1994           13,990         14,415         14,415         13,986
11/30/1994           13,235         13,628         13,628         13,476
12/31/1994           13,273         13,658         13,658         13,676
01/31/1995           13,701         14,090         14,090         14,031
02/28/1995           14,143         14,537         14,537         14,578
03/31/1995           14,547         14,942         14,942         15,008
04/30/1995           14,920         15,316         15,316         15,450
05/31/1995           15,464         15,866         15,866         16,067
06/30/1995           15,509         15,902         15,902         16,440
07/31/1995           16,047         16,444         16,444         16,986
08/31/1995           16,268         16,660         16,660         17,028
09/30/1995           16,691         17,083         17,083         17,747
10/31/1995           16,621         17,000         17,000         17,683
11/30/1995           17,187         17,568         17,568         18,460
12/31/1995           17,645         18,025         18,025         18,815
01/31/1996           17,904         18,278         18,278         19,456
02/29/1996           18,136         18,504         18,504         19,636
03/31/1996           18,493         18,857         18,857         19,825
04/30/1996           18,953         19,314         19,314         20,117
05/31/1996           19,253         19,607         19,607         20,636
06/30/1996           19,289         19,631         19,631         20,715
07/31/1996           18,396         18,709         18,709         19,800
08/31/1996           19,021         19,333         19,333         20,217
09/30/1996           19,671         19,981         19,981         21,355
10/31/1996           20,111         20,416         20,416         21,944
11/30/1996           21,620         21,935         21,935         23,603
12/31/1996           21,351         21,648         21,648         23,135
01/31/1997           21,819         22,115         22,115         24,581
02/28/1997           22,433         22,722         22,722         24,773
03/31/1997           21,681         21,951         21,946         23,756
04/30/1997           22,473         22,721         22,732         25,174
05/31/1997           23,867         24,117         24,128         26,706
06/30/1997           24,529         24,791         24,784         27,903
07/31/1997           26,075         26,339         26,332         30,123
08/31/1997           25,485         25,710         25,719         28,436
09/30/1997           27,068         27,286         27,287         29,993
10/31/1997           26,219         26,428         26,429         28,991
11/30/1997           27,293         27,497         27,498         30,333
12/31/1997           27,944         28,126         28,121         30,854
01/31/1998           28,036         28,219         28,214         31,195
02/28/1998           29,691         29,853         29,846         33,445
03/31/1998           31,074         31,212         31,216         35,158
04/30/1998           30,612         30,749         30,733         35,511
05/31/1998           30,427         30,563         30,528         34,901
06/30/1998           29,767         29,900         29,867         36,319
07/31/1998           28,597         28,725         28,655         35,932
08/31/1998           24,682         24,792         24,718         30,737
09/30/1998           26,499         26,617         26,515         32,706
10/31/1998           28,160         28,286         28,164         35,366
11/30/1998           30,084         30,218         30,076         37,510
12/31/1998           30,189         30,324         30,172         39,671
01/31/1999           29,534         29,666         29,493         41,330
02/28/1999           28,559         28,687         28,497         40,045
03/31/1999           28,808         28,936         28,730         41,648
04/30/1999           32,023         32,166         31,905         43,261
05/31/1999           32,705         32,851         32,588         42,239
06/30/1999           33,418         33,567         33,239         44,584
07/31/1999           32,238         32,382         32,063         43,192
08/31/1999           31,339         31,478         31,162         42,977
09/30/1999           30,345         30,481         30,130         41,800
10/31/1999           30,066         30,200         29,850         44,445
11/30/1999           29,161         29,291         28,904         45,349
12/31/1999           29,499         29,631         29,251         48,020

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                   % of Total Investments
--------------------------------------------------------
USX-U.S. Steel Group, Inc.                          4.1%
Steel mfr
--------------------------------------------------------
Harris Corp.                                        4.1%
Communications, semiconductors
--------------------------------------------------------
Deluxe Corp.                                        4.0%
Printing & publishing
--------------------------------------------------------
Morgan, J.P. & Co., Inc.                            3.9%
Financial services
--------------------------------------------------------
Union Planters Corp.                                3.9%
Financial services
--------------------------------------------------------
BFGoodrich Co.                                      2.2%
Aerospace & performance materials
--------------------------------------------------------
Ohio Casualty Corp.                                 2.1%
Insurance carriers
--------------------------------------------------------
Edwards (A.G.), Inc.                                2.1%
Financial services
--------------------------------------------------------
GATX Corp.                                          2.1%
Transportation services
--------------------------------------------------------
Northrop Grumman Corp.                              2.1%
Aerospace electronics
--------------------------------------------------------
Top Ten Total                                      30.6%
--------------------------------------------------------

Top 5 Industries                  % of Total Investments
--------------------------------------------------------
Financial & Business Services                      21.7%
--------------------------------------------------------
Consumer Discretionary                             16.4%
--------------------------------------------------------
Energy                                             11.9%
--------------------------------------------------------
Utilities                                          10.1%
--------------------------------------------------------
Consumer Staples                                    9.1%
--------------------------------------------------------

Portfolio Composition
--------------------------------------------------------
Common Stock                                      100.0%
--------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Equity Income Fund returned -11.47% for Class A shares.
     The technology sector dominated the market dramatically in the third and fourth quarters--to the exclusion of virtually all other sectors, which hurt the performance of PIMCO Equity Income Fund. The Fund, which has an investment universe that focuses on dividend-yielding stocks with low fundamental valuations, had virtually no exposure to the sector and therefore did not participate in its strong returns.
     The Fund did benefit from its exposure to basic industries. For instance, Fund holding Springs Industries, a textile manufacturer, turned in a good performance during this period. It benefited from a recovery in the global economy, particularly Asia, which boosted its sales. In addition, the company's home furnishing division experienced an increase in sales due to the current housing boom.
     Another positive sector for the Fund during this period was energy. The worldwide economic recovery has stimulated commerce, which in turn increased corporate demand for energy. The sector also benefited from the tightening of OPEC's oil production, which gave it greater pricing power.
     The utility industry underperformed during this period. A historically interest rate-sensitive sector, utility companies discovered that the second half of 1999 was no exception. The rise in interest rates during the third and fourth quarters, which negatively affected corporate borrowing as well as profit margins, caused investors to punish this industry.
     A disappointment for the Fund during this period was J.C. Penney. The company's stock price suffered as a result of lagging same store sales as well as a management turnaround plan that included decreasing the dividend paid by the company to common shareholders. However, the manager remains optimistic about the company, which has a relatively new e-commerce division that has already exceeded expectations.
     It should be noted that, at or around the time of the closing of the PIMCO Advisors-Allianz transaction, the day-to-day management of PIMCO Equity Income Fund will be assumed by PIMCO Equity Advisors. The Fund's philosophy of investing in dividend-paying, undervalued securities will remain in place.

December 31, 1999

PIMCO Growth Fund


OBJECTIVE

Long-term growth of capital; income is incidental

PORTFOLIO

Primarily common stocks of larger, well-established companies

FUND INCEPTION DATE

2/24/84

TOTAL NET ASSETS

$2.9 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

41 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------
Average Annual Total Return   For periods ended 12/31/99

                     A Shares                      B Shares                      C Shares                    Lipper Lg.-
                                                                                               S&P 500       Cap Growth
                                    Adjusted                      Adjusted       Adjusted       Index         Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month              30.59%         23.40%         29.91%         24.91%         28.91%          7.71%         22.22%
1 year               41.09%         33.33%         39.78%         34.78%         38.83%         21.04%         38.09%
5 years              29.82%         28.36%         28.80%         28.65%         28.80%         28.56%         30.14%
10 years             19.67%         18.99%         19.06%         19.06%         18.77%         18.21%         19.36%
Inception            20.14%         19.71%         19.75%         19.75%         19.25%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                       PIMCO           PIMCO           PIMCO         S&P 500
     Month          Growth A        Growth B        Growth C           Index
02/29/1984             9,450          10,000          10,000          10,000
03/31/1984             9,693          10,250          10,250          10,180
04/30/1984             9,756          10,310          10,310          10,251
05/31/1984             9,421           9,950           9,950           9,708
06/30/1984             9,645          10,180          10,180           9,912
07/31/1984             9,718          10,251          10,251           9,763
08/31/1984            10,499          11,067          11,067          10,866
09/30/1984            10,428          10,986          10,986          10,877
10/31/1984            10,522          11,078          11,078          10,910
11/30/1984            10,449          10,994          10,994          10,801
12/31/1984            10,662          11,211          11,211          11,082
01/31/1985            11,422          12,003          12,003          11,947
02/28/1985            11,517          12,097          12,097          12,095
03/31/1985            11,564          12,138          12,138          12,104
04/30/1985            11,511          12,075          12,075          12,093
05/31/1985            12,129          12,716          12,716          12,790
06/30/1985            12,478          13,073          13,073          12,976
07/31/1985            12,495          13,083          13,083          12,958
08/31/1985            12,432          13,009          13,009          12,848
09/30/1985            12,075          12,628          12,628          12,449
10/31/1985            12,573          13,140          13,140          13,022
11/30/1985            13,267          13,857          13,857          13,920
12/31/1985            14,018          14,632          14,632          14,588
01/31/1986            14,349          14,969          14,969          14,670
02/28/1986            15,509          16,170          16,170          15,768
03/31/1986            16,235          16,917          16,917          16,647
04/30/1986            16,256          16,928          16,928          16,459
05/31/1986            16,954          17,644          17,644          17,335
06/30/1986            17,257          17,949          17,949          17,628
07/31/1986            16,874          17,539          17,539          16,642
08/31/1986            17,838          18,529          18,529          17,877
09/30/1986            16,770          17,409          17,409          16,399
10/31/1986            17,584          18,243          18,243          17,345
11/30/1986            17,896          18,555          18,555          17,767
12/31/1986            17,397          18,026          18,026          17,313
01/31/1987            19,737          20,439          20,439          19,646
02/28/1987            21,026          21,762          21,762          20,422
03/31/1987            21,435          22,171          22,171          21,012
04/30/1987            21,395          22,117          22,117          20,825
05/31/1987            21,607          22,321          22,321          21,006
06/30/1987            22,545          23,276          23,276          22,067
07/31/1987            23,339          24,082          24,082          23,186
08/31/1987            24,015          24,763          24,763          24,050
09/30/1987            23,910          24,640          24,640          23,524
10/31/1987            18,490          19,040          19,040          18,457
11/30/1987            17,227          17,728          17,728          16,936
12/31/1987            18,859          19,396          19,396          18,225
01/31/1988            18,651          19,171          19,171          18,992
02/29/1988            19,819          20,359          20,359          19,877
03/31/1988            19,553          20,073          20,073          19,263
04/30/1988            19,727          20,239          20,239          19,477
05/31/1988            19,901          20,405          20,405          19,646
06/30/1988            21,087          21,608          21,608          20,548
07/31/1988            20,704          21,202          21,202          20,470
08/31/1988            19,628          20,087          20,087          19,774
09/30/1988            20,539          21,007          21,007          20,616
10/31/1988            20,685          21,143          21,143          21,189
11/30/1988            20,314          20,751          20,751          20,886
12/31/1988            20,781          21,214          21,214          21,252
01/31/1989            22,156          22,605          22,605          22,807
02/28/1989            21,739          22,166          22,166          22,239
03/31/1989            22,673          23,104          23,104          22,758
04/30/1989            24,319          24,767          24,767          23,939
05/31/1989            26,132          26,597          26,597          24,908
06/30/1989            25,803          26,246          26,246          24,766
07/31/1989            28,027          28,492          28,492          27,003
08/31/1989            28,881          29,341          29,341          27,532
09/30/1989            29,451          29,902          29,902          27,419
10/31/1989            28,559          28,977          28,977          26,783
11/30/1989            29,144          29,553          29,553          27,329
12/31/1989            28,774          29,160          29,160          27,985
01/31/1990            26,670          27,010          27,010          26,107
02/28/1990            27,340          27,672          27,672          26,444
03/31/1990            28,029          28,351          28,351          27,145
04/30/1990            27,870          28,174          28,174          26,466
05/31/1990            30,830          31,147          31,147          29,047
06/30/1990            31,364          31,667          31,667          28,849
07/31/1990            30,804          31,082          31,082          28,757
08/31/1990            28,537          28,775          28,775          26,157
09/30/1990            27,298          27,507          27,507          24,883
10/31/1990            27,248          27,442          27,442          24,776
11/30/1990            28,619          28,824          28,824          26,377
12/31/1990            29,058          29,246          29,246          27,113
01/31/1991            30,457          30,653          30,653          28,295
02/28/1991            32,753          32,926          32,926          30,318
03/31/1991            33,686          33,864          33,846          31,052
04/30/1991            33,363          33,539          33,504          31,126
05/31/1991            35,174          35,360          35,326          32,471
06/30/1991            33,431          33,608          33,556          30,984
07/31/1991            35,715          35,904          35,817          32,428
08/31/1991            37,513          37,711          37,589          33,196
09/30/1991            37,100          37,296          37,155          32,642
10/31/1991            38,323          38,525          38,366          33,079
11/30/1991            36,830          37,024          36,847          31,746
12/31/1991            41,485          41,704          41,492          35,378
01/31/1992            40,523          40,737          40,491          34,720
02/29/1992            40,811          41,027          40,761          35,171
03/31/1992            39,907          40,118          39,837          34,485
04/30/1992            39,695          39,905          39,587          35,499
05/31/1992            40,311          40,524          40,183          35,673
06/30/1992            39,061          39,267          38,913          35,142
07/31/1992            40,273          40,486          40,106          36,578
08/31/1992            38,772          38,977          38,567          35,829
09/30/1992            39,946          40,157          39,721          36,250
10/31/1992            40,600          40,815          40,338          36,375
11/30/1992            42,409          42,633          42,108          37,614
12/31/1992            42,695          42,920          42,356          38,075
01/31/1993            43,759          43,990          43,400          38,394
02/28/1993            42,853          43,079          42,474          38,917
03/31/1993            43,838          44,070          43,420          39,738
04/30/1993            41,887          42,109          41,469          38,778
05/31/1993            44,055          44,288          43,578          39,815
06/30/1993            44,430          44,665          43,933          39,932
07/31/1993            44,489          44,724          43,952          39,771
08/31/1993            45,986          46,230          45,411          41,280
09/30/1993            47,030          47,278          46,416          40,963
10/31/1993            46,890          47,138          46,257          41,811
11/30/1993            46,115          46,359          45,441          41,412
12/31/1993            46,997          47,245          46,303          41,913
01/31/1994            49,247          49,508          48,471          43,338
02/28/1994            48,339          48,595          47,561          42,162
03/31/1994            46,154          46,398          45,393          40,324
04/30/1994            45,526          45,767          44,742          40,841
05/31/1994            46,327          46,572          45,501          41,511
06/30/1994            45,180          45,419          44,353          40,493
07/31/1994            46,305          46,550          45,415          41,823
08/31/1994            48,599          48,856          47,648          43,538
09/30/1994            47,626          47,878          46,651          42,474
10/31/1994            49,379          49,640          48,341          43,428
11/30/1994            47,063          47,312          46,022          41,846
12/31/1994            47,001          47,250          45,958          42,467
01/31/1995            47,344          47,595          46,257          43,568
02/28/1995            48,764          49,022          47,611          45,266
03/31/1995            49,862          50,126          48,645          46,602
04/30/1995            51,488          51,760          50,206          47,974
05/31/1995            53,090          53,371          51,745          49,892
06/30/1995            55,219          55,512          53,789          51,051
07/31/1995            57,142          57,444          55,627          52,743
08/31/1995            57,646          57,950          56,086          52,876
09/30/1995            58,905          59,216          57,280          55,107
10/31/1995            59,133          59,446          57,441          54,910
11/30/1995            60,622          60,943          58,865          57,321
12/31/1995            60,368          60,687          58,582          58,425
01/31/1996            63,096          63,429          61,200          60,414
02/29/1996            64,279          64,619          62,289          60,974
03/31/1996            64,356          64,697          62,341          61,561
04/30/1996            65,180          65,525          63,093          62,468
05/31/1996            66,673          67,025          64,493          64,079
06/30/1996            65,797          66,145          63,612          64,324
07/31/1996            61,989          62,316          59,880          61,482
08/31/1996            63,584          63,920          61,383          62,778
09/30/1996            68,395          68,757          65,997          66,312
10/31/1996            69,501          69,869          67,034          68,140
11/30/1996            73,540          73,929          70,871          73,291
12/31/1996            71,490          71,868          68,849          71,839
01/31/1997            74,922          75,318          72,121          76,328
02/28/1997            72,868          73,253          70,098          76,926
03/31/1997            68,967          69,332          66,292          73,765
04/30/1997            71,871          72,251          69,057          78,169
05/31/1997            77,122          77,529          74,053          82,928
06/30/1997            79,292          79,711          76,076          86,643
07/31/1997            87,682          88,145          84,076          93,537
08/31/1997            82,167          82,601          78,752          88,297
09/30/1997            87,507          87,970          83,807          93,133
10/31/1997            85,013          85,462          81,368          90,023
11/30/1997            85,747          86,201          82,023          94,190
12/31/1997            87,761          88,225          83,882          95,807
01/31/1998            89,716          90,191          85,709          96,867
02/28/1998            96,539          97,050          92,170         103,853
03/31/1998           103,052         103,597          98,349         109,171
04/30/1998           105,075         105,631         100,176         110,269
05/31/1998           103,634         104,182          98,772         108,374
06/30/1998           111,828         112,420         106,496         112,776
07/31/1998           109,838         110,419         104,526         111,575
08/31/1998            89,957          90,433          85,565          95,444
09/30/1998            97,945          98,463          93,112         101,558
10/31/1998           101,922         102,461          96,836         109,818
11/30/1998           109,637         110,217         104,099         116,474
12/31/1998           122,816         123,465         116,497         123,186
01/31/1999           132,310         133,009         125,432         128,337
02/28/1999           126,779         127,450         120,114         124,349
03/31/1999           132,928         133,631         125,867         129,324
04/30/1999           129,578         130,263         122,607         134,332
05/31/1999           122,853         123,503         116,171         131,161
06/30/1999           132,693         133,395         125,383         138,440
07/31/1999           127,134         127,806         120,029         134,118
08/31/1999           127,401         128,074         120,233         133,450
09/30/1999           127,057         127,729         119,584         129,796
10/31/1999           137,437         138,164         129,282         138,010
11/30/1999           146,659         147,435         137,892         140,816
12/31/1999           173,292         174,209         162,878         149,110

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A share returns been adjusted to reflect the different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 18.92% and 19.34%, respectively. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Nokia Corp. SP- ADR                                6.6%
Telecommunications
-------------------------------------------------------
EMC Corp.                                          5.7%
Hardware & software products
-------------------------------------------------------
Cisco Systems, Inc.                                5.6%
Internet networking
-------------------------------------------------------
Home Depot, Inc.                                   4.4%
Retail
-------------------------------------------------------
Microsoft Corp.                                    4.0%
Computer services
-------------------------------------------------------
Morgan Stanley, Dean Witter,                       3.7%
Discover and Co.
Financial svcs.
-------------------------------------------------------
Qualcomm, Inc.                                     3.7%
Wireless communication
-------------------------------------------------------
Wal-Mart Stores, Inc.                              3.6%
Retail
-------------------------------------------------------
Omnicom Group                                      3.5%
Advertising svcs
-------------------------------------------------------
Citigroup, Inc.                                    3.4%
Financial svcs
-------------------------------------------------------
Top Ten Total                                     44.2%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        38.7%
-------------------------------------------------------
Communications                                    17.1%
-------------------------------------------------------
Financial & Business Services                     16.7%
-------------------------------------------------------
Consumer Discretionary                            12.8%
-------------------------------------------------------
Health Care                                        7.3%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      98.4%
-------------------------------------------------------
Cash Equivalents                                   1.6%
-------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1999, PIMCO Growth Fund returned 30.59% for Class A shares. This handily outperformed the S&P 500 Index return of 7.71% and the Lipper Large-Cap Growth Fund Average return of 22.22%.
     Technology was the best performing sector for the Fund during this period. The sector benefited from an increase in corporate spending, as companies recognized technology's ability to boost profit margins. Technology, an important part of the "New Economy," led the market in the second half of 1999, as it offered investors the greatest earnings growth potential of any sector. Nokia, the Finnish cell phone equipment maker, was a standout within technology. The company saw its stock price rise during this period as a result of increased demand for cell phone handsets, which resulted from new subscription growth as well as shorter upgrade cycles for current subscribers.
     Another standout performer for the Fund was EMC, the data storage company. Corporate demand for data storage continued to grow at a fast clip in the second half of the year. With an approximately 85% market share in this area, EMC is the greatest beneficiary of this trend. As the capabilities of computers and networks continue to increase, the need for data storage will grow even further.
     The retail sector also positively contributed to the Fund's performance. Home Depot and Wal-Mart, both leaders in their market category, benefited from a strong domestic economy that fueled an increase in retail sales.
     The Fund was also helped by its exposure to the financial services sector, despite the rising interest rate environment. Fund holding Morgan Stanley Dean Witter experienced strong earnings growth in the second half of the year, benefiting from an increase in equity underwriting and merger activity. The company also benefited from dynamic growth in its global business.
     One disappointment for the Fund this period was the pharmaceutical industry. These companies suffered from a thinning product pipeline and an unfavorable political environment. They were punished by investors, who were displeased with the sector's slowing growth in the face of rising interest rates.
     Looking ahead, the manager remains cautiously optimistic about the market's prospects. He expects a slowdown in the market's acceleration in the near term, but believes that the current environment continues to favor growth stocks--which should benefit PIMCO Growth Fund.

December 31, 1999

PIMCO Innovation Fund


OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Primarily technology-related stocks of companies of all sizes

FUND INCEPTION DATE

12/22/94

TOTAL NET ASSETS

$3.5 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

54 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                        B Shares                        C Shares                      Lipper
                                                                                                     S&P 500    Sc. & Tech.
                                     Adjusted                        Adjusted        Adjusted          Index      Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month               94.16%          83.48%          94.10%          89.10%          93.10%          7.71%          73.24%
1 year               139.40%         126.24%         138.51%         133.51%         137.44%         21.04%         134.77%
3 years               67.31%          64.18%          66.22%          65.86%          66.21%         27.56%          53.65%
5 years               53.10%          51.38%          52.06%          51.98%          52.05%         28.56%          40.91%
Inception             52.72%          51.01%          51.68%          51.65%          51.68%            --              --

Change in Value
$10,000 invested at the Fund's inception

                        PIMCO            PIMCO            PIMCO        S&P 500
      Month      Innovation A     Innovation B     Innovation C          Index
12/31/1994              9,450           10,000           10,000         10,000
01/31/1995              9,374            9,910            9,910         10,259
02/28/1995              9,971           10,541           10,541         10,659
03/31/1995             10,274           10,852           10,852         10,974
04/30/1995             10,719           11,313           11,313         11,297
05/31/1995             10,974           11,573           11,573         11,748
06/30/1995             12,186           12,846           12,846         12,021
07/31/1995             13,323           14,038           14,038         12,420
08/31/1995             13,635           14,359           14,349         12,451
09/30/1995             13,957           14,689           14,679         12,977
10/31/1995             13,787           14,499           14,499         12,930
11/30/1995             14,165           14,890           14,890         13,498
12/31/1995             13,733           14,433           14,422         13,758
01/31/1996             13,549           14,228           14,228         14,226
02/29/1996             14,208           14,915           14,915         14,358
03/31/1996             14,092           14,782           14,782         14,496
04/30/1996             15,594           16,341           16,341         14,710
05/31/1996             16,864           17,664           17,664         15,089
06/30/1996             16,176           16,925           16,925         15,147
07/31/1996             13,879           14,525           14,515         14,478
08/31/1996             14,722           15,387           15,387         14,783
09/30/1996             16,728           17,479           17,479         15,615
10/31/1996             16,612           17,336           17,336         16,046
11/30/1996             17,610           18,372           18,372         17,258
12/31/1996             16,974           17,699           17,699         16,917
01/31/1997             17,908           18,656           18,656         17,974
02/28/1997             15,884           16,533           16,534         18,114
03/31/1997             14,842           15,441           15,441         17,370
04/30/1997             15,077           15,680           15,680         18,407
05/31/1997             16,974           17,636           17,636         19,528
06/30/1997             17,132           17,792           17,782         20,403
07/31/1997             19,667           20,415           20,404         22,026
08/31/1997             19,196           19,915           19,905         20,792
09/30/1997             20,621           21,372           21,372         21,931
10/31/1997             19,294           19,988           19,988         21,198
11/30/1997             19,205           19,884           19,884         22,180
12/31/1997             18,507           19,144           19,133         22,560
01/31/1998             19,238           19,886           19,886         22,810
02/28/1998             21,600           22,312           22,301         24,455
03/31/1998             22,415           23,143           23,143         25,707
04/30/1998             24,034           24,793           24,794         25,966
05/31/1998             22,508           23,209           23,199         25,520
06/30/1998             25,372           26,145           26,134         26,556
07/31/1998             25,519           26,279           26,267         26,273
08/31/1998             20,420           21,018           21,017         22,475
09/30/1998             24,204           24,895           24,884         23,915
10/31/1998             25,114           25,814           25,814         25,860
11/30/1998             27,937           28,695           28,682         27,427
12/31/1998             33,208           34,084           34,080         29,008
01/31/1999             39,176           40,199           40,184         30,221
02/28/1999             34,871           35,753           35,752         29,281
03/31/1999             37,821           38,759           38,744         30,453
04/30/1999             37,352           38,248           38,233         31,632
05/31/1999             36,433           37,284           37,269         30,885
06/30/1999             40,947           41,881           41,865         32,600
07/31/1999             40,554           41,462           41,433         31,582
08/31/1999             43,668           44,617           44,591         31,425
09/30/1999             44,140           45,211           45,184         30,564
10/31/1999             50,284           51,464           51,437         32,498
11/30/1999             59,039           60,387           60,361         33,159
12/31/1999             79,507           81,187           81,258         35,112

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for this Fund's oldest class of shares, adjusted to reflect any current sales charges and any different operating expenses for those shares. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Qualcomm, Inc.                                     4.1%
Wireless communication
-------------------------------------------------------
Oracle Corp.                                       3.9%
Software products
-------------------------------------------------------
i2 Technologies, Inc.                              3.8%
Software solutions
-------------------------------------------------------
Doubleclick, Inc.                                  3.2%
Internet advertising
-------------------------------------------------------
Ariba, Inc.                                        3.2%
Business to business
-------------------------------------------------------
Cisco Systems, Inc.                                2.9%
Internet networking
-------------------------------------------------------
Gemstar International Group Ltd.                   2.6%
Business solutions
-------------------------------------------------------
Vignette Corp.                                     2.5%
Business svcs.
-------------------------------------------------------
Siebel Systems, Inc.                               2.5%
Business solutions
-------------------------------------------------------
QLogic Corp.                                       2.5%
Semiconductors
-------------------------------------------------------
Top Ten Total                                     31.2%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        66.8%
-------------------------------------------------------
Communications                                     7.9%
-------------------------------------------------------
Financial & Business Services                      6.5%
-------------------------------------------------------
Health Care                                        6.4%
-------------------------------------------------------
Consumer Discretionary                             4.8%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      92.5%
-------------------------------------------------------
Cash Equivalents                                   7.5%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund turned in stellar results for the six-month period ended December 31, 1999, returning 94.16% for Class A shares. This handily outperformed the S&P 500 Index return of 7.71% for the same period.
     Software was an area of strength for the Fund during this period. Having completed their spending on Y2K preparedness, companies increased their expenditures on other areas of information technology that had been neglected, such as software. In particular, i2 Technologies, a maker of supply-chain management software, benefited from this trend. Its software, which has e-commerce applications, is used by companies such as Dell to manage the ordering, production and shipping of products. The company has seen a rapid increase in sales of its software and still has substantial growth potential, as a large untapped market exists. For instance, only about 10% of Fortune 500 companies have Web sites on which business can actually be conducted. This number is expected to reach nearly 100% in the next eighteen months, which should greatly benefit software companies such as i2.
     Another strong area for the Fund was telecommunications, which has seen tremendous growth recently. Nokia continued to benefit from the increase in cell phone subscriptions stimulated by `one-rate' plans. In addition, Nokia benefited from the many recent technological advances in cell phone handset technology, which has shortened upgrade cycles for cell phones. The explosion in telecommunications has also benefited companies such as JDS Uniphase, a maker of fiber-optic components for telecom networks. The company saw its sales rise as a result of burgeoning demand for faster and more efficient networks.
     Although technology led the market during this period, some non-tech innovators also experienced strong price appreciation. In particular, biotechnology stocks enhanced the Fund's performance. These companies, which were funded five to seven years ago, are now bringing exciting products to market and are showing strong revenues. For instance, Fund holdings Medimmune and IDEC Pharmaceuticals both benefited from better-than-expected prescription trends for their key products. We believe this area continues to have growth potential, as many biotech companies have strong product pipelines.
     Looking ahead, the manager's outlook remains positive for technology, as he believes it is still in the early stages of a multi-year growth cycle. The market continues to see technology as the sector that will define the economy's future, and this should bode well for PIMCO Innovation Fund.

December 31, 1999

PIMCO International Fund


OBJECTIVE

Capital appreciation; income is incidental

PORTFOLIO

Primarily common stocks of foreign (non-U.S.) issuers with market capitalizations of more than $500 million

FUND INCEPTION DATE

8/25/86

TOTAL NET ASSETS

$153.7 million

NUMBER OF SECURITIES IN THE PORTFOLIO

289 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management (an independent sub-advisor not owned by PIMCO Advisors L.P.)


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                      B Shares                      C Shares        MSCI         Lipper
                                                                                                 EAFE     International
                                    Adjusted                      Adjusted       Adjusted       Index        Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month              21.66%         14.98%         21.35%         16.35%         20.37%         22.29%         30.84%
1 year               27.61%         20.59%         26.97%         21.97%         26.00%         27.31%         40.81%
5 years              10.20%          8.96%          9.41%          9.13%          9.40%         13.15%         15.05%
10 years              7.04%          6.43%          6.49%          6.49%          6.24%          7.34%         10.22%
Inception             8.63%          8.17%          8.21%          8.21%          7.83%            --             --

Change in Value
$10,000 invested at the Fund's inception


                                    [GRAPH]

                          PIMCO              PIMCO              PIMCO            MSCI
      Month     International A    International B    International C      EAFE Index
08/31/1986                9,450             10,000             10,000          10,000
09/30/1986                9,163              9,690              9,690           9,897
10/31/1986                8,848              9,351              9,351           9,236
11/30/1986                9,307              9,830              9,830           9,768
12/31/1986                9,389              9,910              9,910          10,286
01/31/1987               10,332             10,899             10,899          11,378
02/28/1987               10,858             11,449             11,449          11,719
03/31/1987               11,273             11,878             11,878          12,680
04/30/1987               11,678             12,298             12,298          14,022
05/31/1987               11,742             12,358             12,358          14,022
06/30/1987               11,493             12,088             12,088          13,578
07/31/1987               11,709             12,308             12,308          13,556
08/31/1987               12,287             12,907             12,907          14,576
09/30/1987               12,247             12,857             12,857          14,349
10/31/1987                9,437              9,900              9,900          12,341
11/30/1987                9,224              9,670              9,670          12,465
12/31/1987               10,018             10,497             10,497          12,839
01/31/1988                9,804             10,266             10,266          13,071
02/29/1988               10,324             10,804             10,804          13,945
03/31/1988               10,572             11,057             11,057          14,805
04/30/1988               10,757             11,243             11,243          15,023
05/31/1988               10,617             11,090             11,090          14,545
06/30/1988               10,917             11,397             11,397          14,165
07/31/1988               10,809             11,276             11,276          14,612
08/31/1988               10,205             10,640             10,640          13,665
09/30/1988               10,612             11,057             11,057          14,265
10/31/1988               10,903             11,353             11,353          15,489
11/30/1988               10,963             11,408             11,408          16,414
12/31/1988               11,159             11,606             11,606          16,509
01/31/1989               11,652             12,111             12,111          16,803
02/28/1989               11,500             11,946             11,946          16,892
03/31/1989               11,645             12,089             12,089          16,564
04/30/1989               12,245             12,704             12,704          16,721
05/31/1989               12,623             13,088             13,088          15,814
06/30/1989               12,366             12,814             12,814          15,551
07/31/1989               13,698             14,186             14,186          17,508
08/31/1989               13,792             14,274             14,274          16,723
09/30/1989               14,151             14,636             14,636          17,488
10/31/1989               13,703             14,164             14,164          16,789
11/30/1989               14,126             14,592             14,592          17,636
12/31/1989               14,447             14,914             14,914          18,291
01/31/1990               13,756             14,192             14,192          17,615
02/28/1990               13,414             13,831             13,831          16,389
03/31/1990               13,096             13,494             13,494          14,685
04/30/1990               12,964             13,350             13,350          14,572
05/31/1990               14,130             14,541             14,541          16,240
06/30/1990               14,431             14,842             14,842          16,100
07/31/1990               14,850             15,263             15,263          16,331
08/31/1990               13,255             13,614             13,614          14,750
09/30/1990               11,774             12,085             12,085          12,698
10/31/1990               12,685             13,012             13,012          14,681
11/30/1990               12,388             12,699             12,699          13,819
12/31/1990               12,301             12,602             12,602          14,049
01/31/1991               12,615             12,916             12,916          14,507
02/28/1991               13,613             13,938             13,938          16,066
03/31/1991               13,240             13,543             13,543          15,106
04/30/1991               13,227             13,515             13,515          15,259
05/31/1991               13,467             13,761             13,761          15,422
06/30/1991               12,881             13,147             13,147          14,293
07/31/1991               13,600             13,883             13,883          14,999
08/31/1991               13,853             14,115             14,115          14,698
09/30/1991               14,025             14,292             14,292          15,531
10/31/1991               14,238             14,496             14,496          15,755
11/30/1991               13,480             13,720             13,720          15,024
12/31/1991               14,840             15,113             15,113          15,804
01/31/1992               14,678             14,946             14,946          15,471
02/29/1992               14,475             14,724             14,724          14,922
03/31/1992               13,879             14,100             14,100          13,941
04/30/1992               13,947             14,170             14,170          14,011
05/31/1992               14,326             14,530             14,530          14,953
06/30/1992               13,798             13,989             13,989          14,249
07/31/1992               13,865             14,045             14,045          13,889
08/31/1992               13,852             14,031             14,031          14,764
09/30/1992               13,594             13,754             13,754          14,477
10/31/1992               13,906             14,059             14,059          13,722
11/30/1992               14,068             14,211             14,211          13,856
12/31/1992               14,101             14,229             14,229          13,932
01/31/1993               14,130             14,259             14,259          13,934
02/28/1993               14,319             14,438             14,438          14,359
03/31/1993               15,455             15,573             15,573          15,615
04/30/1993               16,446             16,573             16,573          17,101
05/31/1993               16,708             16,827             16,827          17,467
06/30/1993               16,213             16,320             16,320          17,198
07/31/1993               16,796             16,887             16,887          17,804
08/31/1993               17,815             17,902             17,902          18,769
09/30/1993               17,728             17,814             17,798          18,351
10/31/1993               18,165             18,253             18,216          18,920
11/30/1993               17,349             17,434             17,395          17,270
12/31/1993               18,958             19,050             18,992          18,521
01/31/1994               19,863             19,960             19,890          20,091
02/28/1994               19,492             19,587             19,509          20,040
03/31/1994               18,185             18,274             18,185          19,181
04/30/1994               18,675             18,767             18,672          19,999
05/31/1994               18,779             18,871             18,748          19,889
06/30/1994               18,438             18,528             18,414          20,174
07/31/1994               19,031             19,124             18,977          20,373
08/31/1994               19,566             19,661             19,509          20,859
09/30/1994               19,180             19,274             19,114          20,207
10/31/1994               19,492             19,587             19,403          20,885
11/30/1994               18,230             18,319             18,140          19,885
12/31/1994               17,546             17,631             17,438          20,015
01/31/1995               16,546             16,626             16,444          19,250
02/28/1995               16,288             16,368             16,180          19,200
03/31/1995               17,061             17,144             16,941          20,403
04/30/1995               17,743             17,829             17,594          21,176
05/31/1995               17,818             17,905             17,656          20,929
06/30/1995               17,576             17,662             17,407          20,567
07/31/1995               18,667             18,758             18,480          21,854
08/31/1995               18,273             18,362             18,076          21,025
09/30/1995               18,470             18,560             18,262          21,441
10/31/1995               17,743             17,829             17,532          20,870
11/30/1995               18,106             18,195             17,889          21,457
12/31/1995               18,682             18,773             18,448          22,327
01/31/1996               19,349             19,443             19,086          22,424
02/29/1996               19,258             19,352             18,977          22,505
03/31/1996               19,591             19,687             19,303          22,989
04/30/1996               20,349             20,448             20,034          23,663
05/31/1996               20,046             20,144             19,738          23,233
06/30/1996               20,228             20,326             19,894          23,369
07/31/1996               19,243             19,337             18,915          22,692
08/31/1996               19,379             19,474             19,039          22,748
09/30/1996               19,743             19,839             19,381          23,358
10/31/1996               19,515             19,611             19,132          23,125
11/30/1996               19,985             20,083             19,598          24,051
12/31/1996               19,915             20,012             19,511          23,747
01/31/1997               20,118             20,216             19,687          22,921
02/28/1997               20,415             20,515             19,976          23,302
03/31/1997               20,165             20,264             19,719          23,392
04/30/1997               20,227             20,326             19,768          23,522
05/31/1997               21,290             21,394             20,795          25,058
06/30/1997               22,274             22,383             21,741          26,446
07/31/1997               22,649             22,759             22,094          26,879
08/31/1997               20,634             20,735             20,121          24,876
09/30/1997               21,993             22,100             21,420          26,274
10/31/1997               20,150             20,248             19,623          24,262
11/30/1997               19,900             19,997             19,366          24,019
12/31/1997               20,440             20,540             19,873          24,235
01/31/1998               20,713             20,815             20,137          25,350
02/28/1998               22,183             22,292             21,549          26,983
03/31/1998               23,807             23,923             23,120          27,819
04/30/1998               24,508             24,627             23,791          28,045
05/31/1998               24,439             24,559             23,702          27,916
06/30/1998               24,491             24,610             23,738          28,133
07/31/1998               25,380             25,504             24,602          28,426
08/31/1998               20,080             20,178             19,448          24,910
09/30/1998               19,106             19,200             18,477          24,152
10/31/1998               20,524             20,624             19,835          26,676
11/30/1998               21,721             21,827             20,964          28,050
12/31/1998               22,342             22,451             21,513          29,164
01/31/1999               22,342             22,451             21,513          29,085
02/28/1999               21,703             21,809             20,887          28,399
03/31/1999               22,625             22,736             21,768          29,591
04/30/1999               23,453             23,568             22,552          30,796
05/31/1999               22,569             22,679             21,691          29,216
06/30/1999               23,436             23,550             22,513          30,361
07/31/1999               23,926             24,043             22,963          31,272
08/31/1999               23,624             23,740             22,690          31,394
09/30/1999               23,435             23,550             22,474          31,717
10/31/1999               24,281             24,400             23,277          32,913
11/30/1999               25,240             25,364             24,177          34,065
12/31/1999               28,512             28,651             27,323          37,127

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A share returns been adjusted to reflect the different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 6.34% and 7.91%, respectively. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                 % of Total Investments
------------------------------------------------------
United Kingdom/WEBS Index Fund                    3.3%
------------------------------------------------------
Germany/Deutsche Telekom AG                       2.7%
------------------------------------------------------
Sweden/MSCI Sweden Opal Series B                  2.5%
------------------------------------------------------
Finland/Nokia OYJ                                 2.3%
------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt.                     2.0%
------------------------------------------------------
France/France Telecom SA                          1.7%
------------------------------------------------------
Japan/Murata Manufacturing Co.                    1.7%
------------------------------------------------------
Turkey/Turkiye Is Bankasi 'C'                     1.5%
------------------------------------------------------
Japan/Toyota Motor Corp.                          1.4%
------------------------------------------------------
Japan/Nippon Telegraph & Telephone                1.4%
------------------------------------------------------
Top Ten Total                                    20.5%
------------------------------------------------------

Top 5 Countries                 % of Total Investments
------------------------------------------------------
Japan                                            18.2%
------------------------------------------------------
Germany                                          13.3%
------------------------------------------------------
France                                           10.9%
------------------------------------------------------
Switzerland                                       5.1%
------------------------------------------------------
Turkey                                            5.1%
------------------------------------------------------

Regional Breakdown
------------------------------------------------------
Europe                                           58.1%
------------------------------------------------------
Asia                                             30.8%
------------------------------------------------------
Latin America                                     6.1%
------------------------------------------------------
Australia                                         1.4%
------------------------------------------------------

Portfolio Composition
------------------------------------------------------
Common Stock                                     96.4%
------------------------------------------------------
Cash Equivalents                                  3.6%
------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO International Fund posted a return of 21.66% for Class A shares.
   Exposure to Europe positively contributed to the Fund's performance during this period, as economic growth in this region was strong. Germany, a country in which the Fund is overweight, experienced a significant recovery in its economy in 1999 after having flirted with recession in 1998. In particular, top ten holding Deutsche Telekom, the German telecommunications company, benefited from the explosive growth in cell phone handset subscriptions as well as infrastructure buildout.
     Nokia, the Finnish cell phone handset maker, also greatly contributed to the Fund's performance during this period. The company, which is now the largest capitalized stock in Europe, benefited from an increase in first-time cell phone subscriptions, stimulated by the introduction of affordable `one rate' plans. The company's performance was also boosted by shorter upgrade cycles for cell phone handsets, which resulted from technological advances such as longer battery life and the switch from analog to digital technology.
     Another geographical area of strength for the Fund was Asia. The Asian economy's recovery accelerated during this period, as the private sector joined the government in its economic intervention efforts. Toyota, a large holding in the Fund, was a beneficiary of this recovery. The largest automaker in Japan, Toyota saw its sales increase both domestically and internationally. In particular, the company's luxury car division, Lexus, experienced a surge in its U.S. sales due to a strong domestic economy and high consumer confidence.
     One disappointment for the Fund in the latter half of 1999 was Bank of Ireland. A leading financial services company, the Bank of Ireland had turned in a strong performance in 1998 on the coattails of a strong domestic economy. However, despite an increase in profits, the company's stock price was pulled down along with other banks, by fears of increased foreign competition.
     Looking ahead, the manager believes that the global economic recovery will continue. The manager is optimistic that the Fund is well positioned to benefit from this positive climate, which should enable it to continue its strong performance.

December 31, 1999

PIMCO Mid-Cap Growth Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued

FUND INCEPTION DATE

8/26/91

TOTAL NET ASSETS

$1.0 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

84 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                      B Shares                      C Shares
                                                                                           Russell Mid-Cap Lipper Mid-Cap
                                     Adjusted                      Adjusted      Adjusted    Growth Index   Core Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month              13.28%          7.05%         12.88%          7.88%         11.83%          7.15%         26.47%
1 year               12.54%          6.35%         11.68%          6.68%         10.68%         18.23%         38.29%
3 years              17.35%         15.16%         16.49%         15.75%         16.49%         18.86%         21.71%
5 years              22.12%         20.74%         21.22%         21.03%         21.22%         21.85%         21.59%
Inception            17.12%         16.33%         16.39%         16.39%         16.25%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                      PIMCO          PIMCO          PIMCO          Russell
                    Mid-Cap        Mid-Cap        Mid-Cap          Mid-Cap
     Month         Growth A       Growth B       Growth C     Growth Index
08/31/1991            9,450         10,000         10,000           10,000
09/30/1991            9,400          9,940          9,940            9,942
10/31/1991            9,741         10,295         10,295           10,145
11/30/1991            9,463          9,995          9,995            9,726
12/31/1991           10,694         11,288         11,288           10,816
01/31/1992           10,702         11,290         11,290           11,019
02/29/1992           10,803         11,390         11,390           11,272
03/31/1992           10,477         11,038         11,038           10,984
04/30/1992           10,404         10,955         10,955           11,070
05/31/1992           10,410         10,954         10,954           11,142
06/30/1992           10,131         10,654         10,654           10,961
07/31/1992           10,406         10,936         10,936           11,419
08/31/1992           10,098         10,606         10,606           11,156
09/30/1992           10,428         10,946         10,946           11,388
10/31/1992           10,765         11,293         11,293           11,666
11/30/1992           11,410         11,962         11,962           12,254
12/31/1992           11,629         12,184         12,184           12,583
01/31/1993           12,056         12,624         12,624           12,835
02/28/1993           11,680         12,223         12,223           12,849
03/31/1993           12,153         12,710         12,710           13,267
04/30/1993           11,816         12,350         12,350           12,916
05/31/1993           12,318         12,867         12,867           13,326
06/30/1993           12,695         13,253         13,253           13,476
07/31/1993           12,535         13,077         13,077           13,541
08/31/1993           13,151         13,712         13,712           14,143
09/30/1993           13,500         14,067         14,067           14,198
10/31/1993           13,359         13,911         13,911           14,209
11/30/1993           12,981         13,510         13,510           13,880
12/31/1993           13,410         13,947         13,947           14,383
01/31/1994           13,683         14,222         14,222           14,779
02/28/1994           13,660         14,190         14,190           14,578
03/31/1994           13,157         13,659         13,659           13,957
04/30/1994           13,201         13,695         13,695           14,053
05/31/1994           12,957         13,434         13,434           14,072
06/30/1994           12,522         12,974         12,974           13,656
07/31/1994           12,801         13,255         13,255           14,124
08/31/1994           13,467         13,936         13,936           14,794
09/30/1994           13,118         13,567         13,567           14,432
10/31/1994           13,378         13,827         13,827           14,543
11/30/1994           12,742         13,161         13,161           13,901
12/31/1994           13,041         13,461         13,461           14,082
01/31/1995           12,912         13,320         13,320           14,371
02/28/1995           13,693         14,118         14,118           15,115
03/31/1995           14,129         14,558         14,558           15,547
04/30/1995           14,443         14,873         14,873           15,782
05/31/1995           14,936         15,372         15,372           16,300
06/30/1995           15,812         16,264         16,264           16,848
07/31/1995           17,299         17,782         17,782           17,666
08/31/1995           17,427         17,903         17,903           17,937
09/30/1995           17,670         18,142         18,142           18,342
10/31/1995           17,393         17,846         17,846           17,932
11/30/1995           17,723         18,173         18,173           18,824
12/31/1995           17,834         18,275         18,275           18,933
01/31/1996           18,181         18,619         18,619           19,332
02/29/1996           18,616         19,054         19,054           19,786
03/31/1996           18,844         19,274         19,274           20,073
04/30/1996           19,231         19,659         19,659           20,641
05/31/1996           19,550         19,972         19,972           20,953
06/30/1996           19,146         19,547         19,547           20,638
07/31/1996           18,224         18,593         18,593           19,361
08/31/1996           19,212         19,589         19,589           20,283
09/30/1996           20,554         20,945         20,945           21,285
10/31/1996           20,685         21,065         21,065           21,455
11/30/1996           21,937         22,327         22,327           22,762
12/31/1996           21,914         22,289         22,289           22,530
01/31/1997           22,809         23,183         23,196           23,373
02/28/1997           22,416         22,783         22,783           23,338
03/31/1997           21,776         22,108         22,107           22,346
04/30/1997           22,231         22,558         22,558           22,902
05/31/1997           23,756         24,097         24,097           24,573
06/30/1997           24,901         25,235         25,248           25,377
07/31/1997           27,201         27,563         27,562           27,494
08/31/1997           27,164         27,500         27,500           27,194
09/30/1997           29,059         29,402         29,402           28,747
10/31/1997           28,444         28,752         28,751           27,628
11/30/1997           28,629         28,927         28,938           28,286
12/31/1997           29,283         29,577         29,576           29,067
01/31/1998           28,761         29,021         29,020           28,520
02/28/1998           30,443         30,703         30,702           30,750
03/31/1998           31,369         31,617         31,616           32,208
04/30/1998           31,812         32,041         32,054           32,289
05/31/1998           30,716         30,929         30,928           31,291
06/30/1998           31,303         31,485         31,484           31,724
07/31/1998           30,389         30,560         30,559           30,211
08/31/1998           24,965         25,089         25,089           25,377
09/30/1998           26,765         26,898         26,878           27,019
10/31/1998           27,496         27,633         27,592           28,862
11/30/1998           29,008         29,152         29,091           30,227
12/31/1998           31,468         31,625         31,552           31,998
01/31/1999           30,111         30,262         30,160           31,944
02/28/1999           28,467         28,609         28,505           30,880
03/31/1999           28,604         28,747         28,630           31,847
04/30/1999           30,071         30,221         30,076           34,200
05/31/1999           30,002         30,152         29,980           34,101
06/30/1999           31,262         31,418         31,233           35,305
07/31/1999           30,399         30,551         30,343           34,334
08/31/1999           29,372         29,518         29,299           33,445
09/30/1999           28,811         28,955         28,727           32,267
10/31/1999           29,785         29,933         29,675           33,797
11/30/1999           31,482         31,639         31,346           34,770
12/31/1999           35,415         35,591         35,243           37,830

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 8/26/91), adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Medimmune, Inc.                                    2.2%
Chemical & allied products
-------------------------------------------------------
Network Appliance, Inc.                            2.0%
Electronics, computer networking
-------------------------------------------------------
Citrix Systems, Inc.                               2.0%
Electronics, computer networking
-------------------------------------------------------
BEA Systems, Inc.                                  2.0%
Business services
-------------------------------------------------------
Lam Research Corp.                                 1.9%
Semiconductors, integrated circuits
-------------------------------------------------------
Symbol Technologies, Inc.                          1.9%
Barcode equip.
-------------------------------------------------------
Comverse Technology, Inc.                          1.9%
Communications & software
-------------------------------------------------------
Veritas Software Corp.                             1.9%
Software co.
-------------------------------------------------------
KLA-Tencor Corp.                                   1.8%
Business solutions
-------------------------------------------------------
IDEC Pharmaceuticals Corp.                         1.7%
Chem. & allied products
-------------------------------------------------------
Top Ten Total                                     19.3%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        45.9%
-------------------------------------------------------
Financial & Business Services                     14.0%
-------------------------------------------------------
Consumer Discretionary                             8.7%
-------------------------------------------------------
Health Care                                        8.3%
-------------------------------------------------------
Materials & Processing                             5.7%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      98.6%
-------------------------------------------------------
Cash Equivalents                                   1.4%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Mid-Cap Growth Fund returned 13.28% for Class A shares, outperforming the Russell Mid-Cap Growth Index return of 7.15%.
     The narrow market seen in the first half of 1999 broadened in the second half of the year, as smaller-capitalization stocks outperformed their larger-capitalization counterparts. Investors finally recognized the strong growth potential of smaller companies, and invested accordingly. The technology sector was a strong contributor to the Fund's performance during this period. One of the strongest themes within this sector was business-to-business technology application companies, an area of high growth. These companies benefited from improved earnings outlooks during this period as well as a rise in sales that resulted from increased corporate spending. One example in this area is Citrix Systems, which develops and sells innovative server-based software to enable more efficient use of Microsoft Windows operating systems. Citrix's sales received a boost from sales of the software, as companies increasingly utilize technology to maintain or widen profit margins.
     Veritas Software was another strong performer for the Fund. The company makes software that provides enterprise data storage management solutions - a product in great demand as companies seek effective, economical ways to store greater amounts of data. The company experienced a surge in sales growth in the second half of 1999, as corporate Internet use and the need for data storage rose.
     Tiffany's was a standout during this period as well. The company benefited from a strong domestic economy as well as a recovery in the global economy, both of which stimulated its sales. In particular, Tiffany's benefited from new store openings, the successful launch of its Web site and wider profit margins due to greater sales of its high-end items.
     With the exception of Tiffany's, consumer discretionary stocks were a disappointment for the Fund. Companies such as Abercrombie & Fitch, Lands End and Tommy Hilfiger all showed poor earnings that caused their stock prices to suffer. However, the manager is optimistic that, in a climate of tight labor and high income growth, consumer discretionary stocks should perform well.
     Looking ahead, the manager is optimistic that medium-capitalization stocks will continue to perform well in the coming year, as the economic climate should be favorable to them. The manager is also optimistic that, in a market dominated by high valuation stocks, investors will be attracted to more reasonable valuations, which should bode well for PIMCO Mid-Cap Growth Fund.

December 31, 1999

PIMCO Opportunity Fund


OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Primarily common stocks of small-capitalization companies

FUND INCEPTION DATE

2/24/84

TOTAL NET ASSETS

$584.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO

98 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                      B Shares                      C Shares                   Lipper Sm.
                                                                                                 Russell    Cap. Growth
                                    Adjusted                      Adjusted       Adjusted      2000 Index    Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month              47.19%         39.09%         46.81%         41.81%         45.91%         10.95%         44.10%
1 year               65.06%         55.98%         63.95%         58.95%         62.99%         21.25%         62.31%
5 years              20.96%         19.60%         20.08%         19.90%         20.09%         16.69%         23.28%
10 years             21.42%         20.73%         20.80%         20.80%         20.55%         13.40%         17.94%
Inception            19.80%         19.37%         19.40%         19.40%         18.93%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                         PIMCO             PIMCO             PIMCO       Russell
     Month       Opportunity A     Opportunity B     Opportunity C          2000
                                                                           Index
02/29/1984               9,450            10,000            10,000        10,000
03/31/1984               9,087             9,610             9,610        10,059
04/30/1984               9,246             9,771             9,771        10,004
05/31/1984               8,981             9,486             9,486         9,485
06/30/1984               9,275             9,791             9,790         9,757
07/31/1984               9,046             9,542             9,542         9,281
08/31/1984              10,520            11,091            11,091        10,373
09/30/1984              10,136            10,679            10,680        10,293
10/31/1984              10,034            10,564            10,564        10,104
11/30/1984               9,642            10,144            10,145         9,835
12/31/1984              10,143            10,665            10,666         9,995
01/31/1985              11,884            12,489            12,490        11,320
02/28/1985              12,135            12,745            12,746        11,624
03/31/1985              11,570            12,143            12,145        11,386
04/30/1985              11,361            11,916            11,918        11,245
05/31/1985              11,829            12,399            12,401        11,658
06/30/1985              12,100            12,675            12,677        11,790
07/31/1985              12,380            12,960            12,963        12,120
08/31/1985              12,030            12,586            12,588        12,004
09/30/1985              11,350            11,866            11,869        11,278
10/31/1985              11,700            12,224            12,227        11,706
11/30/1985              12,565            13,120            13,123        12,549
12/31/1985              13,269            13,847            13,850        13,101
01/31/1986              13,338            13,911            13,914        13,308
02/28/1986              14,194            14,795            14,799        14,264
03/31/1986              14,850            15,470            15,474        14,956
04/30/1986              15,325            15,954            15,959        15,177
05/31/1986              16,068            16,718            16,723        15,701
06/30/1986              16,322            16,971            16,976        15,682
07/31/1986              14,515            15,082            15,086        14,215
08/31/1986              14,646            15,209            15,213        14,668
09/30/1986              13,405            13,910            13,914        13,763
10/31/1986              13,840            14,352            14,357        14,309
11/30/1986              14,096            14,609            14,613        14,260
12/31/1986              13,970            14,469            14,473        13,848
01/31/1987              15,566            16,113            16,118        15,450
02/28/1987              17,050            17,640            17,645        16,750
03/31/1987              17,726            18,328            18,333        17,200
04/30/1987              17,286            17,862            17,867        16,703
05/31/1987              17,105            17,664            17,669        16,650
06/30/1987              17,398            17,956            17,960        17,076
07/31/1987              18,053            18,620            18,625        17,607
08/31/1987              19,037            19,622            19,628        18,125
09/30/1987              18,935            19,506            19,511        17,791
10/31/1987              14,011            14,423            14,427        12,344
11/30/1987              13,170            13,549            13,552        11,682
12/31/1987              14,975            15,397            15,400        12,621
01/31/1988              14,883            15,292            15,295        13,169
02/29/1988              16,044            16,476            16,480        14,354
03/31/1988              16,682            17,120            17,125        15,028
04/30/1988              17,160            17,599            17,605        15,368
05/31/1988              16,513            16,925            16,930        14,951
06/30/1988              18,103            18,545            18,549        16,018
07/31/1988              17,207            17,616            17,620        15,865
08/31/1988              16,734            17,121            17,125        15,459
09/30/1988              17,360            17,751            17,755        15,867
10/31/1988              16,932            17,302            17,305        15,691
11/30/1988              16,634            16,987            16,990        15,168
12/31/1988              17,202            17,556            17,559        15,762
01/31/1989              18,183            18,546            18,549        16,465
02/28/1989              17,973            18,322            18,324        16,586
03/31/1989              18,705            19,056            19,059        16,977
04/30/1989              20,026            20,390            20,394        17,717
05/31/1989              21,453            21,830            21,833        18,479
06/30/1989              20,729            21,081            21,083        18,058
07/31/1989              22,379            22,747            22,748        18,760
08/31/1989              23,101            23,465            23,468        19,217
09/30/1989              23,307            23,660            23,663        19,277
10/31/1989              21,949            22,267            22,268        18,134
11/30/1989              22,406            22,716            22,718        18,250
12/31/1989              22,641            22,941            22,942        18,323
01/31/1990              20,588            20,847            20,848        16,722
02/28/1990              21,251            21,505            21,506        17,241
03/31/1990              22,133            22,385            22,385        17,918
04/30/1990              21,662            21,895            21,895        17,332
05/31/1990              23,681            23,922            23,922        18,560
06/30/1990              24,181            24,413            24,412        18,609
07/31/1990              23,979            24,193            24,192        17,793
08/31/1990              21,164            21,338            21,337        15,413
09/30/1990              20,004            20,156            20,155        14,043
10/31/1990              19,330            19,463            19,462        13,185
11/30/1990              20,835            20,967            20,966        14,191
12/31/1990              21,150            21,259            21,257        14,748
01/31/1991              23,175            23,278            23,277        16,077
02/28/1991              24,750            24,845            24,844        17,880
03/31/1991              27,260            27,364            27,351        19,134
04/30/1991              26,637            26,738            26,724        19,085
05/31/1991              29,302            29,414            29,405        19,994
06/30/1991              26,515            26,617            26,585        18,838
07/31/1991              28,800            28,910            28,866        19,497
08/31/1991              30,392            30,508            30,450        20,216
09/30/1991              31,067            31,186            31,112        20,374
10/31/1991              32,850            32,976            32,871        20,912
11/30/1991              30,652            30,769            30,660        19,944
12/31/1991              35,710            35,847            35,732        21,540
01/31/1992              38,434            38,581            38,415        23,287
02/29/1992              39,805            39,957            39,757        23,967
03/31/1992              38,453            38,600            38,396        23,156
04/30/1992              36,338            36,477            36,249        22,343
05/31/1992              36,681            36,822            36,575        22,640
06/30/1992              35,824            35,961            35,693        21,576
07/31/1992              37,252            37,395            37,074        22,326
08/31/1992              35,748            35,885            35,559        21,695
09/30/1992              37,786            37,931            37,571        22,195
10/31/1992              39,843            39,995            39,584        22,895
11/30/1992              43,157            43,322            42,842        24,648
12/31/1992              46,271            46,448            45,900        25,506
01/31/1993              49,141            49,329            48,711        26,369
02/28/1993              46,541            46,719            46,133        25,761
03/31/1993              49,912            50,102            49,429        26,596
04/30/1993              48,236            48,421            47,743        25,865
05/31/1993              52,472            52,673            51,930        27,009
06/30/1993              55,245            55,456            54,624        27,177
07/31/1993              57,227            57,446            56,542        27,552
08/31/1993              61,097            61,331            60,342        28,742
09/30/1993              64,371            64,617            63,520        29,553
10/31/1993              63,966            64,210            63,094        30,314
11/30/1993              60,653            60,885            59,799        29,327
12/31/1993              63,452            63,695            62,499        30,329
01/31/1994              65,907            66,159            64,890        31,279
02/28/1994              64,327            64,573            63,296        31,165
03/31/1994              59,376            59,604            58,366        29,524
04/30/1994              59,419            59,646            58,387        29,699
05/31/1994              56,319            56,534            55,302        29,365
06/30/1994              51,429            51,626            50,456        28,374
07/31/1994              54,571            54,779            53,518        28,841
08/31/1994              58,835            59,060            57,651        30,447
09/30/1994              60,063            60,293            58,826        30,344
10/31/1994              63,205            63,447            61,867        30,221
11/30/1994              59,813            60,042            58,511        29,000
12/31/1994              60,895            61,128            59,538        29,776
01/31/1995              58,942            59,168            57,566        29,400
02/28/1995              62,206            62,444            60,729        30,624
03/31/1995              65,383            65,633            63,805        31,149
04/30/1995              67,272            67,530            65,604        31,841
05/31/1995              68,624            68,887            66,860        32,388
06/30/1995              75,042            75,329            73,077        34,069
07/31/1995              82,125            82,439            79,945        36,031
08/31/1995              81,223            81,534            79,012        36,777
09/30/1995              83,885            84,206            81,548        37,433
10/31/1995              81,182            81,492            78,860        35,759
11/30/1995              84,917            85,241            82,436        37,262
12/31/1995              86,817            87,149            84,261        38,245
01/31/1996              82,750            83,067            80,227        38,203
02/29/1996              86,630            86,962            83,965        39,394
03/31/1996              90,138            90,483            87,323        40,196
04/30/1996              99,173            99,552            95,989        42,345
05/31/1996             105,868           106,273           102,407        44,014
06/30/1996             100,021           100,403            96,693        42,207
07/31/1996              87,822            88,158            84,859        38,520
08/31/1996              92,339            92,692            89,164        40,757
09/30/1996              99,274            99,654            95,797        42,350
10/31/1996              93,137            93,494            89,814        41,697
11/30/1996              93,776            94,135            90,357        43,415
12/31/1996              97,593            97,966            93,990        44,553
01/31/1997              94,018            94,378            90,472        45,443
02/28/1997              84,524            84,847            81,311        44,341
03/31/1997              77,712            78,010            74,685        42,249
04/30/1997              76,017            76,308            73,006        42,366
05/31/1997              87,239            87,573            83,753        47,080
06/30/1997              90,477            90,823            86,796        49,098
07/31/1997              93,591            93,949            89,744        51,382
08/31/1997              97,383            97,755            93,294        52,559
09/30/1997             104,598           104,998           100,173        56,406
10/31/1997              96,674            97,043            92,502        53,930
11/30/1997              93,068            93,424            89,015        53,579
12/31/1997              93,658            94,016            89,526        54,517
01/31/1998              92,078            92,431            87,929        53,656
02/28/1998             101,581           101,970            96,970        57,626
03/31/1998             105,199           105,601           100,336        60,000
04/30/1998             104,706           105,107            99,825        60,332
05/31/1998              98,524            98,901            93,876        57,080
06/30/1998             103,029           103,424            98,091        57,200
07/31/1998              94,179            94,540            89,626        52,567
08/31/1998              70,964            71,236            67,497        42,358
09/30/1998              76,584            76,877            72,796        45,675
10/31/1998              79,908            80,214            75,890        47,539
11/30/1998              86,453            86,783            82,075        50,030
12/31/1998              95,522            95,887            90,676        53,126
01/31/1999             100,087           100,470            94,983        53,833
02/28/1999              88,447            88,786            83,851        49,472
03/31/1999              94,524            94,885            89,545        50,244
04/30/1999             100,923           101,309            95,526        54,746
05/31/1999              99,530            99,911            94,189        55,545
06/30/1999             107,114           107,524           101,215        58,056
07/31/1999             107,746           108,159           101,803        56,465
08/31/1999             105,602           106,006            99,756        54,376
09/30/1999             108,147           108,561           102,061        54,387
10/31/1999             112,679           113,110           106,286        54,605
11/30/1999             126,899           127,384           119,593        57,864
12/31/1999             157,659           158,262           148,702        64,415

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A share returns been adjusted to reflect the different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 20.65% and 18.99%, respectively. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Medicis Pharmaceutical 'A'                         2.6%
Pharmaceutical co.
-------------------------------------------------------
Protein Design Labs, Inc.                          1.7%
Genetic engineering
-------------------------------------------------------
Rare Medium Group, Inc.                            1.7%
Business solutions
-------------------------------------------------------
Reckson Service Industries, Inc.                   1.7%
Business to business
-------------------------------------------------------
WinStar Communications, Inc.                       1.6%
Communications
-------------------------------------------------------
Xircom, Inc.                                       1.6%
Mobile communications
-------------------------------------------------------
ImageX.com, Inc.                                   1.5%
Business solutions
-------------------------------------------------------
Visual Networks, Inc.                              1.5%
Computer software
-------------------------------------------------------
Intraware, Inc.                                    1.5%
Business solutions
-------------------------------------------------------
Pinnacle Holdings, Inc.                            1.5%
Wireless communications
-------------------------------------------------------
Top Ten Total                                     16.9%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        34.9%
-------------------------------------------------------
Health Care                                       16.4%
-------------------------------------------------------
Communications                                    12.1%
-------------------------------------------------------
Financial & Business Services                     10.1%
-------------------------------------------------------
Consumer Discretionary                             7.6%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      95.2%
-------------------------------------------------------
Cash Equivalents                                   4.8%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Opportunity Fund experienced strong returns for the six-month period ended December 31, 1999. The Fund returned 47.19% for Class A shares, greatly outperforming the Russell 2000 Index, which returned 10.95% for the same period.
     The technology sector was the greatest contributor to the Fund's performance during this period. Technology proved extremely attractive to investors because of its high earnings growth, despite rising interest rates. A variety of areas within technology showed tremendous strength, including software, Internet and information technology consulting companies. For instance, Visual Networks, a top ten holding in PIMCO Opportunity Fund and the maker of network management software, benefited from an increase in corporate need for networking solutions.
     The biotechnology sector also enhanced the Fund's performance during this period. Investors showed renewed interest in this area because of its exciting product offerings. For instance, Protein Design Labs, the second largest holding in the Fund, benefited from its strong product pipeline. This specialized biotech company uses genetic engineering and computer modeling to develop humanized monoclonal antibodies and other potential drugs to prevent or treat diseases such as viral infections, autoimmune diseases and certain cancers. Protein Design Labs experienced an increase in its prescription drug sales during this six-month period.
     One stock that was a standout performer for the Fund this period was True North Communications. The company, the sixth-largest advertising agency in the world, benefited from the booming domestic economy, which has caused an increase in corporate advertising expenditures. True North also benefited from the increase in Internet advertising, as it owns a significant share of an Internet advertising agency.
     A disappointment for the Fund this period was Furniture Brands, a furniture manufacturer. The company showed strong revenue growth and exceeded earnings expectations, but saw its stock price suffer in an environment of rising interest rates and investor disinterest for small-cap consumer stocks.
     Looking ahead, the manager believes small-capitalization stocks will continue the outperformance they began in the second half of 1999, as their strong growth potential should remain attractive to investors. The manager believes the global economy should strengthen in the coming year, while the domestic economy should slow, and is optimistic that the Fund is well positioned to benefit from this climate.

December 31, 1999

PIMCO Precious Metals Fund

OBJECTIVE
Capital appreciation; no consideration given to income

PORTFOLIO
Primarily common stocks of companies that extract, process, distribute or market precious metals

FUND INCEPTION DATE
10/10/88

TOTAL NET ASSETS
$15.9 million

NUMBER OF SECURITIES IN THE PORTFOLIO
46 (not including short-term instruments)

MANAGER
Van Eck Associates (an independent sub-advisor not owned by PIMCO Advisors L.P.)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                  A Shares                        B Shares                      C Shares         Phil. Gold  Lipper
                                                                                                 & Silver    Gold Oriented
                                Adjusted                        Adjusted        Adjusted         Index       Fund Avg.
--------------------------------------------------------------------------------------------------------------------------
6 month            1.29%          -4.29%           0.46%          -4.54%          -0.54%          2.84%          6.81%
1 year            -6.53%         -11.67%          -7.85%         -12.43%          -8.61%          5.95%          3.63%
5 years          -15.63%         -16.58%         -16.45%         -16.77%         -16.45%         -8.84%        -11.11%
10 years          -7.22%          -7.74%          -7.69%          -7.69%          -8.02%         -5.40%         -5.84%
Inception         -5.59%          -6.06%          -6.03%          -6.03%          -6.39%         --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                      PIMCO          PIMCO          PIMCO            Phil.
                   Precious       Precious       Precious    Gold & Silver
     Month         Metals A       Metals B       Metals C            Index
10/31/1988            9,450         10,000         10,000           10,000
11/30/1988            9,475         10,021         10,021           10,126
12/31/1988            9,210          9,733          9,733            9,507
01/31/1989            9,674         10,218         10,218            9,869
02/28/1989            9,562         10,094         10,094           11,007
03/31/1989            9,490         10,012         10,012           10,341
04/30/1989            9,096          9,589          9,589            9,719
05/31/1989            8,574          9,033          9,033            9,467
06/30/1989            8,922          9,394          9,394           10,101
07/31/1989            9,240          9,723          9,723           10,428
08/31/1989            9,667         10,166         10,166           11,159
09/30/1989            9,663         10,156         10,156           11,342
10/31/1989            9,650         10,135         10,135           11,524
11/30/1989           10,881         11,423         11,423           13,042
12/31/1989           10,780         11,309         11,309           13,104
01/31/1990           11,013         11,546         11,546           14,235
02/28/1990           10,381         10,877         10,877           13,191
03/31/1990            9,778         10,238         10,238           12,315
04/30/1990            8,751          9,157          9,157           10,869
05/31/1990            9,141          9,558          9,558           11,732
06/30/1990            8,496          8,879          8,879           11,085
07/31/1990            9,241          9,651          9,651           11,905
08/31/1990            9,237          9,641          9,641           11,806
09/30/1990            9,282          9,682          9,682           11,838
10/31/1990            7,797          8,127          8,127            9,810
11/30/1990            7,584          7,900          7,900            9,314
12/31/1990            8,143          8,477          8,477           10,603
01/31/1991            7,119          7,406          7,406            8,755
02/28/1991            7,743          8,044          8,044            9,397
03/31/1991            7,674          7,962          7,962            9,210
04/30/1991            7,535          7,807          7,807            8,804
05/31/1991            7,644          7,921          7,921            8,995
06/30/1991            8,129          8,425          8,425            9,637
07/31/1991            8,099          8,384          8,384            9,610
08/31/1991            7,357          7,612          7,612            8,294
09/30/1991            7,436          7,684          7,684            8,613
10/31/1991            7,872          8,127          8,127            9,058
11/30/1991            7,882          8,147          8,147            9,193
12/31/1991            7,783          8,024          8,024            8,828
01/31/1992            7,911          8,158          8,158            9,127
02/29/1992            7,792          8,034          8,034            8,894
03/31/1992            7,297          7,509          7,509            7,872
04/30/1992            6,812          7,014          7,014            7,641
05/31/1992            7,228          7,437          7,437            8,197
06/30/1992            7,594          7,807          7,807            8,580
07/31/1992            7,911          8,127          8,127            9,029
08/31/1992            7,585          7,787          7,787            8,618
09/30/1992            7,466          7,663          7,663            8,790
10/31/1992            7,179          7,365          7,365            8,262
11/30/1992            6,584          6,747          6,747            7,191
12/31/1992            6,862          7,035          7,035            7,791
01/31/1993            6,674          6,839          6,839            7,816
02/28/1993            7,238          7,406          7,406            8,302
03/31/1993            8,337          8,518          8,518            9,486
04/30/1993            9,436          9,641          9,641           10,797
05/31/1993           11,179         11,423         11,423           12,141
06/30/1993           11,347         11,588         11,588           12,723
07/31/1993           12,634         12,896         12,896           14,084
08/31/1993           11,357         11,577         11,577           12,879
09/30/1993           10,218         10,413         10,413           11,376
10/31/1993           11,654         11,866         11,866           13,489
11/30/1993           11,436         11,639         11,639           12,971
12/31/1993           13,100         13,328         13,328           14,413
01/31/1994           13,199         13,421         13,421           14,406
02/28/1994           12,605         12,813         12,813           14,029
03/31/1994           12,625         12,813         12,813           14,609
04/30/1994           11,803         11,969         11,969           12,503
05/31/1994           12,199         12,371         12,371           13,147
06/30/1994           11,951         12,113         12,113           12,593
07/31/1994           12,139         12,298         12,298           12,210
08/31/1994           12,852         13,009         13,009           12,950
09/30/1994           14,001         14,163         14,163           14,448
10/31/1994           13,080         13,226         13,226           12,829
11/30/1994           11,545         11,670         11,670           11,222
12/31/1994           11,921         12,041         12,041           11,946
01/31/1995           10,149         10,238         10,238           10,640
02/28/1995           10,515         10,599         10,599           11,345
03/31/1995           11,585         11,670         11,670           13,327
04/30/1995           11,644         11,722         11,722           12,776
05/31/1995           11,496         11,577         11,577           13,112
06/30/1995           11,466         11,536         11,526           13,133
07/31/1995           11,743         11,804         11,794           12,970
08/31/1995           12,050         12,113         12,103           13,403
09/30/1995           12,209         12,257         12,257           13,571
10/31/1995           10,743         10,784         10,774           11,711
11/30/1995           11,407         11,450         11,444           13,233
12/31/1995           11,506         11,550         11,536           13,158
01/31/1996           13,892         13,945         13,926           15,412
02/29/1996           14,100         14,154         14,122           15,741
03/31/1996           13,843         13,896         13,854           15,716
04/30/1996           14,159         14,214         14,163           15,671
05/31/1996           14,803         14,860         14,801           16,269
06/30/1996           12,664         12,713         12,648           13,523
07/31/1996           12,407         12,455         12,391           13,587
08/31/1996           13,031         13,081         13,009           13,609
09/30/1996           12,001         12,047         11,969           12,585
10/31/1996           12,050         12,097         12,020           12,631
11/30/1996           11,555         11,600         11,516           13,133
12/31/1996           11,237         11,280         11,195           12,757
01/31/1997           10,524         10,564         10,473           12,041
02/28/1997           11,951         11,997         11,844           13,381
03/31/1997           10,554         10,594         10,452           11,377
04/30/1997            9,609          9,646          9,500           10,256
05/31/1997            9,961          9,999          9,866           11,398
06/30/1997            8,875          8,909          8,820           10,446
07/31/1997            8,373          8,405          8,328           10,699
08/31/1997            8,383          8,415          8,328           10,803
09/30/1997            8,855          8,889          8,789           11,965
10/31/1997            7,347          7,376          7,292            9,606
11/30/1997            5,659          5,681          5,618            7,738
12/31/1997            5,890          5,913          5,817            8,106
01/31/1998            6,443          6,467          6,340            8,192
02/28/1998            6,091          6,114          5,985            8,244
03/31/1998            6,403          6,427          6,278            8,924
04/30/1998            7,046          7,073          6,916            9,608
05/31/1998            6,041          6,064          5,943            8,163
06/30/1998            5,357          5,378          5,231            7,837
07/31/1998            5,156          5,176          5,043            6,875
08/31/1998            4,171          4,187          4,080            5,342
09/30/1998            5,931          5,953          5,785            8,194
10/31/1998            5,951          5,974          5,806            8,238
11/30/1998            5,679          5,701          5,535            7,753
12/31/1998            5,454          5,475          5,310            7,099
01/31/1999            5,342          5,362          5,202            6,912
02/28/1999            5,188          5,208          5,040            6,617
03/31/1999            5,260          5,280          5,116            6,530
04/30/1999            5,876          5,899          5,708            8,022
05/31/1999            4,921          4,940          4,771            6,651
06/30/1999            5,034          5,053          4,879            7,313
07/31/1999            4,613          4,630          4,469            6,869
08/31/1999            4,972          4,992          4,803            7,437
09/30/1999            5,681          5,703          5,482            8,864
10/31/1999            5,178          5,198          4,997            7,683
11/30/1999            5,065          5,085          4,879            7,418
12/31/1999            5,099          5,119          4,901            7,521

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A share returns been adjusted to reflect the different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely -7.82% and -6.21%, respectively. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                % of Total Investments
---------------------------------------------------
Harmony Gold Mining Co. Ltd.                   6.5%
---------------------------------------------------
Meridian Gold, Inc.                            6.1%
---------------------------------------------------
Newmont Mining Co.                             6.1%
---------------------------------------------------
Homestake Mining Co.                           5.9%
---------------------------------------------------
Gold Fields Ltd. SP-ADR                        5.8%
---------------------------------------------------
ASA Ltd.                                       5.3%
---------------------------------------------------
Goldcorp, Inc. 'A'                             5.0%
---------------------------------------------------
AngloGold Ltd.                                 4.5%
---------------------------------------------------
Agnico-Eagle Mines Ltd.                        4.4%
---------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                4.3%
---------------------------------------------------
Top Ten Holdings                              53.9%
---------------------------------------------------

Regions                      % of Total Investments
---------------------------------------------------
Africa                                        37.6%
---------------------------------------------------
Canada                                        28.7%
---------------------------------------------------
United States                                 23.5%
---------------------------------------------------
Australia                                      5.2%
---------------------------------------------------
Europe                                         2.0%
---------------------------------------------------

Portfolio Composition
---------------------------------------------------
Common Stock                                  97.0%
---------------------------------------------------
Cash Equivalents                               3.0%
---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Precious Metals Fund returned 1.29% for Class A shares.
     The price of gold rose in the third quarter as a result of news that the European Central Banks had agreed to restrict their gold selling and lending activities. This resulted in a surge in the shares of many gold mining stocks, which boosted the performance of the Fund. However, in the fourth quarter, the price of gold declined as inflation appeared to be in check, the bond market remained weak, and gold auction bidding proved to be less than exuberant. Gold mining shares followed a pattern similar to that of gold, although excessive hedging operations by a few of these companies created negative sentiment toward the industry.
     A standout performer for the Fund during this period was its largest holding, South African mining company Harmony Gold. The company continued to benefit from its business strategy of purchasing losing mining operations and turning them into substantial profit makers, as it has proved particularly adept at reducing the costs and thereby widening the profit margins of these operations. The company has strong financial management and its outlook remains positive.
     Another company that positively contributed to the Fund's performance was Meridian Gold, an exploratory gold mining company. The company benefited from an increase in gold production, as it has succeeded in running its mines efficiently and profitably. One of its largest and newest mines, El Penon in northern Chile, proved larger and richer than expected. The mine produced a large amount of precious metals as a result of a test run begun by Meridian in September, which contributed to the company's higher level of production during the period. The mine is expected to double the company's current gold production rate once it is fully operational.
     One disappointment for the Fund during this period was Placer Dome. The company, which is highly leveraged to the price of gold, benefited from the large increase in the price of gold in the third quarter. However, the company's stock price suffered in the fourth quarter, as the price of gold fell.
     It should be noted that, at or around the time of the closing of the PIMCO Advisors--Allianz transaction, the PIMCO Precious Metals Fund will be closed due to lack of investor interest.

December 31, 1999

PIMCO Renaissance Fund

OBJECTIVE
Long-term growth of capital and income

PORTFOLIO
Primarily common stocks of companies with below-average valuations that have improving business fundamentals

FUND INCEPTION DATE
4/18/88

TOTAL NET ASSETS
$546.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO
63 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                     B Shares                     C Shares                     Lipper Multi-
                                                                                            Russell         Cap Value
                                  Adjusted                      Adjusted       Adjusted     1000 Value      Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month              -1.21%         -6.64%         -1.63%         -5.52%          2.35%         -4.90%         -2.65%
1 year                9.83%          3.79%          8.97%          4.66%          8.16%          7.34%          7.78%
5 years              21.82%         20.45%         20.89%         20.70%         20.92%         23.08%         18.48%
10 years             14.56%         13.92%         13.97%         13.97%         13.70%         15.60%         13.26%
Inception            14.00%         13.45%         13.49%         13.49%         13.15%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                           PIMCO               PIMCO               PIMCO     Russell 1000
     Month         Renaissance A       Renaissance B       Renaissance C      Value Index
04/30/1988                 9,450              10,000              10,000           10,000
05/31/1988                 9,460              10,000              10,000           10,145
06/30/1988                 9,671              10,220              10,220           10,625
07/31/1988                 9,652              10,190              10,190           10,628
08/31/1988                 9,516              10,038              10,038           10,419
09/30/1988                 9,652              10,180              10,180           10,758
10/31/1988                 9,770              10,291              10,291           11,002
11/30/1988                 9,711              10,230              10,230           10,868
12/31/1988                10,030              10,561              10,561           11,000
01/31/1989                10,340              10,872              10,872           11,754
02/28/1989                10,280              10,810              10,810           11,568
03/31/1989                10,380              10,904              10,904           11,822
04/30/1989                10,653              11,187              11,187           12,307
05/31/1989                10,956              11,501              11,501           12,797
06/30/1989                11,036              11,574              11,574           12,748
07/31/1989                11,251              11,797              11,797           13,608
08/31/1989                11,599              12,148              12,148           13,945
09/30/1989                11,465              11,998              11,998           13,812
10/31/1989                11,258              11,772              11,772           13,319
11/30/1989                11,237              11,751              11,751           13,472
12/31/1989                11,240              11,741              11,741           13,770
01/31/1990                10,690              11,160              11,160           12,912
02/28/1990                10,690              11,160              11,160           13,238
03/31/1990                10,967              11,435              11,435           13,373
04/30/1990                10,638              11,082              11,082           12,852
05/31/1990                11,296              11,765              11,765           13,919
06/30/1990                11,249              11,705              11,705           13,603
07/31/1990                10,947              11,383              11,383           13,484
08/31/1990                10,199              10,596              10,596           12,298
09/30/1990                 9,478               9,837               9,837           11,703
10/31/1990                 9,093               9,427               9,427           11,543
11/30/1990                 9,396               9,741               9,741           12,343
12/31/1990                 9,575               9,926               9,926           12,657
01/31/1991                 9,883              10,232              10,232           13,227
02/28/1991                10,485              10,844              10,844           14,106
03/31/1991                10,729              11,096              11,096           14,315
04/30/1991                10,848              11,207              11,207           14,421
05/31/1991                11,408              11,787              11,787           14,959
06/30/1991                11,013              11,365              11,365           14,329
07/31/1991                11,422              11,776              11,776           14,929
08/31/1991                11,891              12,249              12,249           15,201
09/30/1991                12,075              12,439              12,439           15,089
10/31/1991                12,331              12,690              12,690           15,339
11/30/1991                11,941              12,288              12,288           14,552
12/31/1991                12,864              13,226              13,226           15,771
01/31/1992                13,086              13,454              13,454           15,796
02/29/1992                13,358              13,709              13,709           16,183
03/31/1992                13,098              13,435              13,435           15,948
04/30/1992                13,111              13,448              13,448           16,635
05/31/1992                13,248              13,576              13,576           16,718
06/30/1992                13,097              13,415              13,415           16,614
07/31/1992                13,410              13,723              13,723           17,255
08/31/1992                13,235              13,531              13,531           16,728
09/30/1992                13,369              13,665              13,665           16,959
10/31/1992                13,331              13,626              13,626           16,975
11/30/1992                13,685              13,975              13,975           17,532
12/31/1992                13,979              14,254              14,254           17,949
01/31/1993                14,183              14,463              14,463           18,471
02/28/1993                14,056              14,332              14,332           19,121
03/31/1993                14,606              14,874              14,874           19,685
04/30/1993                14,490              14,743              14,743           19,432
05/31/1993                14,837              15,084              15,084           19,823
06/30/1993                15,134              15,380              15,380           20,260
07/31/1993                15,471              15,722              15,722           20,487
08/31/1993                16,480              16,723              16,723           21,226
09/30/1993                16,753              16,994              16,994           21,260
10/31/1993                16,987              17,232              17,232           21,246
11/30/1993                16,571              16,783              16,783           20,807
12/31/1993                17,069              17,281              17,281           21,202
01/31/1994                17,563              17,768              17,768           22,005
02/28/1994                17,376              17,565              17,565           21,252
03/31/1994                16,422              16,593              16,593           20,462
04/30/1994                16,314              16,470              16,470           20,854
05/31/1994                16,234              16,389              16,389           21,094
06/30/1994                15,856              16,000              16,000           20,589
07/31/1994                16,248              16,382              16,382           21,230
08/31/1994                17,032              17,148              17,148           21,839
09/30/1994                16,993              17,114              17,114           21,115
10/31/1994                16,952              17,059              17,059           21,409
11/30/1994                16,258              16,346              16,346           20,544
12/31/1994                16,326              16,408              16,408           20,781
01/31/1995                16,367              16,436              16,436           21,420
02/28/1995                16,738              16,795              16,795           22,267
03/31/1995                17,191              17,244              17,244           22,756
04/30/1995                17,494              17,549              17,549           23,475
05/31/1995                17,550              17,604              17,577           24,463
06/30/1995                17,991              18,048              18,014           24,794
07/31/1995                18,880              18,939              18,892           25,658
08/31/1995                19,102              19,162              19,101           26,020
09/30/1995                19,727              19,789              19,707           26,961
10/31/1995                19,769              19,831              19,749           26,693
11/30/1995                20,732              20,796              20,686           28,045
12/31/1995                20,993              21,058              20,938           28,750
01/31/1996                21,705              21,773              21,635           29,646
02/29/1996                22,002              22,071              21,917           29,870
03/31/1996                22,180              22,249              22,078           30,378
04/30/1996                22,537              22,608              22,435           30,494
05/31/1996                23,073              23,146              22,940           30,876
06/30/1996                23,134              23,206              22,988           30,901
07/31/1996                22,132              22,201              21,990           29,733
08/31/1996                23,014              23,086              22,839           30,584
09/30/1996                24,140              24,215              23,947           31,799
10/31/1996                24,966              25,044              24,753           33,029
11/30/1996                26,241              26,323              26,006           35,424
12/31/1996                26,312              26,394              26,046           34,972
01/31/1997                27,263              27,348              26,972           36,667
02/28/1997                27,125              27,210              26,818           37,206
03/31/1997                26,438              26,521              26,126           35,868
04/30/1997                27,547              27,633              27,208           37,374
05/31/1997                29,245              29,336              28,872           39,464
06/30/1997                30,785              30,881              30,380           41,157
07/31/1997                33,528              33,633              33,042           44,253
08/31/1997                32,712              32,815              32,218           42,678
09/30/1997                35,095              35,205              34,550           45,255
10/31/1997                33,477              33,582              32,936           43,993
11/30/1997                34,800              34,908              34,207           45,937
12/31/1997                35,764              35,876              35,135           47,278
01/31/1998                35,785              35,897              35,135           46,612
02/28/1998                38,509              38,629              37,781           49,749
03/31/1998                39,966              40,091              39,218           52,793
04/30/1998                40,852              40,980              40,051           53,147
05/31/1998                40,008              40,133              39,197           52,360
06/30/1998                40,325              40,451              39,489           53,031
07/31/1998                39,502              39,625              38,636           52,098
08/31/1998                32,490              32,592              31,762           44,346
09/30/1998                33,631              33,736              32,868           46,891
10/31/1998                35,087              35,197              34,265           50,525
11/30/1998                37,305              37,421              36,410           52,880
12/31/1998                39,879              40,003              38,904           54,678
01/31/1999                42,411              42,543              41,335           55,115
02/28/1999                40,341              40,467              39,289           54,338
03/31/1999                42,144              42,276              41,022           55,463
04/30/1999                44,285              44,424              43,089           60,643
05/31/1999                42,970              43,104              41,766           59,976
06/30/1999                44,332              44,471              43,090           61,715
07/31/1999                44,549              44,689              43,284           59,907
08/31/1999                43,137              43,272              41,890           57,684
09/30/1999                39,898              40,022              38,715           55,665
10/31/1999                39,654              39,778              38,452           58,872
11/30/1999                41,066              41,194              39,798           58,413
12/31/1999                43,793              43,930              42,416           58,693

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with those shares. Had Class A share returns been adjusted to reflect the different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 13.82% and 13.25%, respectively. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Aetna, Inc.                                        4.6%
Insurance
-------------------------------------------------------
Arrow Electronics, Inc.                            4.5%
Electronics
-------------------------------------------------------
Foundation Health Systems, Inc. 'A'                4.2%
Insurance (HMO)
-------------------------------------------------------
Asia Pulp & Paper Co. Ltd. SP-ADR                  3.7%
Paper products
-------------------------------------------------------
Valero Energy Corp.                                3.7%
Petroleum refining
-------------------------------------------------------
Ace Ltd.                                           3.6%
Insurance
-------------------------------------------------------
Tenet Healthcare Corp.                             3.6%
Heath care services
-------------------------------------------------------
Micron Technology, Inc.                            3.5%
Semiconductors
-------------------------------------------------------
Suiza Foods Corp.                                  3.5%
Wholesale
-------------------------------------------------------
Nabors Industries, Inc.                            3.4%
Oil & gas extraction
-------------------------------------------------------
Top Ten Total                                     38.3%
-------------------------------------------------------


Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Financial & Business Services                     18.2%
-------------------------------------------------------
Materials & Processing                            16.0%
-------------------------------------------------------
Energy                                            14.5%
-------------------------------------------------------
Technology                                        11.8%
-------------------------------------------------------
Consumer Staples                                   8.7%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      97.4%
-------------------------------------------------------
Convertible Bonds & Notes                          0.4%
-------------------------------------------------------
Cash Equivalents                                   2.2%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Renaissance Fund posted a return of -1.21% for Class A shares.
     The second half of 1999 proved to be a difficult time for value investing. High valuation growth stocks, particularly in the technology sector, dominated the market. As a result, lower valuation issues were virtually ignored by investors.
     The Fund's performance was hurt by its exposure to the health care sector. In particular, the HMO industry was punished by investors in the third quarter, despite exceeding its earnings expectations. The area was unpopular with investors because of external problems, such as class action lawsuits against HMOs and federal attempts at HMO legislation, which received much attention from the press. However, the outlook remains positive for this industry, as its fundamentals remain strong and sentiment towards it is changing.
     The greatest contributor to the Fund's performance during this period was the technology sector. A continuation of the global economic recovery in the second half of 1999 fueled demand for semiconductors and other technological commodities. The semiconductor industry, in particular, achieved some pricing power after several years of extreme pricing pressure. Micron Technology, a semiconductor company and one of the top ten holdings in the Fund, experienced revenue growth as a result of increased demand for its DRAM chips--as well as greater pricing power.
     Arrow Electronics, the second largest holding in the Fund, was a standout performer. The company, the world's largest distributor of electronic components and computer products to industrial and commercial customers, benefited from the global economic recovery, which boosted demand for its products. The company's global distribution network spans the world's three dominant electronics markets--North America, Europe and the Asia/Pacific region--and it is poised to continue its growth given the strong global economy.
     The manager is optimistic about the Fund's outlook, as he believes stock prices will ultimately reflect their fundamentals. In addition, he believes the current environment of rising interest rates should bode well for value stocks in general and PIMCO Renaissance Fund in particular.

December 31, 1999

PIMCO Small-Cap Value Fund

OBJECTIVE
Long-term growth of capital and income

PORTFOLIO
Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups

FUND INCEPTION DATE
10/1/91

TOTAL NET ASSETS
$319.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO
101 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                     B Shares                      C Shares                  Lipper Sm.-
                                                                                               Russell     Cap Value
                                   Adjusted                      Adjusted       Adjusted     2000 Index     Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month             -10.74%        -15.65%        -11.09%        -15.48%        -11.98%         10.95%         -0.39%
1 year               -6.82%        -11.95%         -7.52%        -12.08%         -8.39%         21.25%          6.33%
3 years               4.29%          2.34%          3.51%          2.57%          3.52%         13.08%          7.53%
5 years              12.52%         11.25%         11.68%         11.42%         11.69%         16.69%         13.68%
Inception            11.53%         10.77%         10.83%         10.83%         10.71%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                      PIMCO          PIMCO          PIMCO        Russell
                  Small-Cap      Small-Cap      Small-Cap           2000
     Month          Value A        Value B        Value C          Index
09/30/1991            9,450         10,000         10,000         10,000
10/31/1991            9,556         10,106         10,106         10,264
11/30/1991            9,335          9,866          9,866          9,789
12/31/1991           10,022         10,586         10,586         10,573
01/31/1992           10,701         11,297         11,297         11,430
02/29/1992           11,060         11,669         11,669         11,764
03/31/1992           10,961         11,557         11,557         11,366
04/30/1992           10,734         11,310         11,310         10,967
05/31/1992           10,740         11,309         11,309         11,113
06/30/1992           10,393         10,937         10,937         10,590
07/31/1992           10,706         11,259         11,259         10,958
08/31/1992           10,540         11,077         11,077         10,649
09/30/1992           10,641         11,177         11,177         10,894
10/31/1992           10,832         11,370         11,370         11,238
11/30/1992           11,598         12,167         12,167         12,098
12/31/1992           11,852         12,427         12,427         12,519
01/31/1993           12,374         12,965         12,965         12,943
02/28/1993           12,310         12,892         12,892         12,644
03/31/1993           12,623         13,211         13,211         13,054
04/30/1993           12,287         12,851         12,851         12,696
05/31/1993           12,492         13,057         13,057         13,257
06/30/1993           12,518         13,076         13,076         13,339
07/31/1993           12,557         13,109         13,109         13,524
08/31/1993           12,972         13,533         13,533         14,108
09/30/1993           13,087         13,645         13,645         14,506
10/31/1993           13,332         13,892         13,892         14,879
11/30/1993           13,089         13,630         13,630         14,394
12/31/1993           13,439         13,986         13,986         14,886
01/31/1994           13,938         14,496         14,496         15,353
02/28/1994           13,913         14,462         14,462         15,297
03/31/1994           13,287         13,802         13,802         14,491
04/30/1994           13,328         13,836         13,836         14,577
05/31/1994           13,006         13,493         13,493         14,413
06/30/1994           12,769         13,239         13,239         13,927
07/31/1994           12,964         13,433         13,433         14,156
08/31/1994           13,481         13,959         13,959         14,944
09/30/1994           13,147         13,605         13,605         14,894
10/31/1994           12,898         13,339         13,339         14,834
11/30/1994           12,595         13,017         13,017         14,234
12/31/1994           12,892         13,316         13,316         14,615
01/31/1995           12,958         13,376         13,376         14,431
02/28/1995           13,534         13,963         13,963         15,031
03/31/1995           13,611         14,033         14,033         15,289
04/30/1995           13,924         14,347         14,347         15,629
05/31/1995           14,258         14,682         14,682         15,897
06/30/1995           14,708         15,136         15,136         16,722
07/31/1995           15,434         15,874         15,874         17,685
08/31/1995           15,733         16,172         16,172         18,051
09/30/1995           16,033         16,469         16,469         18,374
10/31/1995           15,401         15,810         15,810         17,552
11/30/1995           16,030         16,446         16,446         18,289
12/31/1995           16,112         16,520         16,520         18,772
01/31/1996           16,032         16,427         16,427         18,751
02/29/1996           16,376         16,770         16,770         19,336
03/31/1996           16,871         17,265         17,265         19,729
04/30/1996           17,441         17,838         17,838         20,784
05/31/1996           17,999         18,397         18,397         21,603
06/30/1996           17,872         18,256         18,256         20,716
07/31/1996           16,884         17,235         17,235         18,907
08/31/1996           17,683         18,040         18,040         20,005
09/30/1996           18,218         18,575         18,575         20,787
10/31/1996           18,564         18,916         18,916         20,466
11/30/1996           19,790         20,153         20,153         21,309
12/31/1996           20,498         20,861         20,861         21,868
01/31/1997           21,166         21,533         21,533         22,305
02/28/1997           21,240         21,594         21,594         21,764
03/31/1997           20,435         20,759         20,759         20,737
04/30/1997           20,629         20,956         20,956         20,795
05/31/1997           22,404         22,732         22,732         23,108
06/30/1997           23,493         23,840         23,840         24,099
07/31/1997           24,701         25,039         25,039         25,220
08/31/1997           25,342         25,676         25,676         25,798
09/30/1997           27,207         27,558         27,543         27,686
10/31/1997           26,745         27,057         27,057         26,471
11/30/1997           27,043         27,345         27,345         26,298
12/31/1997           27,563         27,845         27,851         26,759
01/31/1998           27,093         27,367         27,357         26,336
02/28/1998           28,786         29,055         29,044         28,285
03/31/1998           29,899         30,169         30,158         29,450
04/30/1998           29,805         30,042         30,047         29,613
05/31/1998           28,441         28,657         28,646         28,017
06/30/1998           27,563         27,749         27,755         28,076
07/31/1998           25,540         25,713         25,701         25,802
08/31/1998           21,778         21,907         21,897         20,791
09/30/1998           22,405         22,527         22,517         22,419
10/31/1998           23,283         23,410         23,377         23,333
11/30/1998           24,098         24,230         24,172         24,556
12/31/1998           24,951         25,087         25,008         26,076
01/31/1999           23,953         24,084         24,006         26,423
02/28/1999           22,727         22,851         22,772         24,283
03/31/1999           22,399         22,522         22,426         24,662
04/30/1999           24,312         24,445         24,318         26,871
05/31/1999           25,129         25,266         25,126         27,264
06/30/1999           26,044         26,186         26,030         28,496
07/31/1999           25,718         25,859         25,684         27,715
08/31/1999           24,769         24,905         24,729         26,690
09/30/1999           23,707         23,836         23,643         26,695
10/31/1999           23,560         23,688         23,478         26,802
11/30/1999           23,364         23,492         23,280         28,402
12/31/1999           23,247         23,374         23,136         31,617

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 10/1/91), adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
UST Corp.                                          1.3%
Tobacco products
-------------------------------------------------------
Raymond James Financial, Inc.                      1.2%
Financial services
-------------------------------------------------------
Arthur J. Gallagher & Co.                          1.1%
Insurance
-------------------------------------------------------
C&D Technologies, Inc.                             1.1%
Telecommunications & computer equip.
-------------------------------------------------------
Intermet Corp.                                     1.1%
Mfr. metal co.
-------------------------------------------------------
Arrow International, Inc.                          1.1%
Electronics
-------------------------------------------------------
Hanna (M.A.) Co.                                   1.1%
Rubber materials mfr.
-------------------------------------------------------
CMP Group, Inc.                                    1.1%
Electric energy supplier
-------------------------------------------------------
Shurgard Storage Centers, Inc.                     1.1%
Self storage centers
-------------------------------------------------------
Rollins Truck Leasing Co.                          1.1%
Truck leasing co.
-------------------------------------------------------
Top Ten Total                                     11.3%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Financial & Business Services                     25.6%
-------------------------------------------------------
Capital Goods                                     13.2%
-------------------------------------------------------
Consumer Discretionary                            13.0%
-------------------------------------------------------
Utilities                                         10.1%
-------------------------------------------------------
Materials & Processing                             9.4%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      99.5%
-------------------------------------------------------
Cash Equivalents                                   0.5%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Small-Cap Value Fund posted a return of -10.74% for Class A shares.
     This six-month period proved to be a very difficult one for value investing. The technology sector dominated the market dramatically in the third and fourth quarters -- to the exclusion of virtually all other sectors, which hurt the performance of PIMCO Small-Cap Value Fund. The Fund, which has an investment universe that focuses on small-capitalization, dividend-yielding stocks with low fundamental valuations, had virtually no exposure to the technology sector and therefore did not participate in its strong returns.
     The Fund's exposure to basic industries helped its performance during this period. The sector benefited from the recovery in the global economy, particularly in Asia, which stimulated demand for basic materials. For instance, Gleason Industries, a maker of machine tools, experienced an increase in sales in the second half of 1999. In addition, its stock price surged in the fourth quarter on news of a buyout offer at an approximately 31% premium -- a sign that investors had undervalued the stock in the market.
     Dallas Semiconductor, the only technology holding in the Fund, aided performance during this period. The low valuation technology company makes semiconductor chips for a variety of applications. It benefited from the strong revival in the semiconductor industry, fueled by the global economic recovery, as well as general investor interest in technology issues.
     Another company that contributed to the Fund's performance was Jostens, a maker of school yearbooks and class rings. This company experienced a dramatic rise in its stock price when it announced it would be purchased by another company, which was attracted to its low valuation and strong fundamentals.
     The financial services sector was a disappointment for the Fund. In particular, BankAtlantic suffered during 1999. The company, like many other regional banks, saw its stock price punished by investors in a climate of rising interest rates - despite its solid fundamentals.
     Looking ahead, the manager is optimistic that the market will broaden and that investors will once again find lower valuation companies with strong fundamentals attractive. The manager remains committed to its low valuation, high dividend-yielding investment criteria, which should bode well for the Fund over the long term.

December 31, 1999

PIMCO Target Fund


OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Primarily common stocks of companies with medium-sized capitalizations

FUND INCEPTION DATE

12/17/92

TOTAL NET ASSETS

$1.7 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

59 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                      B Shares                      C Shares     S&P             Lipper Mid-
                                                                                              Cap             Cap Core
                                    Adjusted                      Adjusted       Adjusted     400 Index       Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month              51.23%         42.92%         50.60%         45.60%         49.69%          7.36%         26.47%
1 year               66.25%         57.10%         65.05%         60.05%         64.05%         14.73%         38.29%
3 years              33.92%         31.42%         32.93%         32.36%         32.93%         21.81%         21.71%
5 years              29.74%         28.28%         28.77%         28.62%         28.77%         23.05%         21.59%
Inception            25.13%         24.13%         24.19%         24.19%         24.19%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                      PIMCO          PIMCO          PIMCO            S&P
     Month         Target A       Target B       Target C        Mid-Cap
                                                               400 Index
12/31/1992            9,450         10,000         10,000         10,000
01/31/1993            9,572         10,119         10,119         10,125
02/28/1993            9,515         10,049         10,049          9,983
03/31/1993            9,983         10,544         10,544         10,328
04/30/1993            9,749         10,287         10,287         10,058
05/31/1993           10,375         10,950         10,950         10,516
06/30/1993           10,674         11,256         11,256         10,569
07/31/1993           10,964         11,543         11,543         10,548
08/31/1993           11,759         12,374         12,374         10,984
09/30/1993           11,890         12,512         12,512         11,100
10/31/1993           11,983         12,591         12,591         11,136
11/30/1993           11,403         11,978         11,978         10,890
12/31/1993           11,860         12,452         12,452         11,396
01/31/1994           12,162         12,762         12,762         11,661
02/28/1994           11,945         12,522         12,522         11,495
03/31/1994           11,568         12,123         12,123         10,963
04/30/1994           11,842         12,402         12,402         11,044
05/31/1994           11,606         12,142         12,142         10,940
06/30/1994           11,181         11,693         11,693         10,563
07/31/1994           11,870         12,412         12,412         10,921
08/31/1994           12,540         13,101         13,101         11,493
09/30/1994           12,389         12,931         12,931         11,278
10/31/1994           12,634         13,181         13,181         11,401
11/30/1994           12,181         12,702         12,702         10,887
12/31/1994           12,318         12,837         12,837         10,987
01/31/1995           12,080         12,584         12,584         11,101
02/28/1995           12,777         13,292         13,292         11,684
03/31/1995           13,226         13,758         13,758         11,887
04/30/1995           13,379         13,909         13,909         12,125
05/31/1995           13,341         13,859         13,859         12,418
06/30/1995           14,354         14,901         14,901         12,923
07/31/1995           15,291         15,872         15,872         13,598
08/31/1995           15,252         15,811         15,811         13,849
09/30/1995           15,673         16,246         16,236         14,185
10/31/1995           15,893         16,459         16,459         13,820
11/30/1995           16,065         16,621         16,621         14,423
12/31/1995           16,167         16,728         16,728         14,387
01/31/1996           16,007         16,547         16,547         14,596
02/29/1996           16,540         17,090         17,090         15,092
03/31/1996           17,020         17,566         17,566         15,273
04/30/1996           17,789         18,359         18,347         15,740
05/31/1996           18,706         19,299         19,287         15,952
06/30/1996           18,354         18,914         18,914         15,713
07/31/1996           16,295         16,785         16,784         14,650
08/31/1996           17,117         17,611         17,611         15,495
09/30/1996           18,258         18,778         18,778         16,171
10/31/1996           18,280         18,789         18,778         16,218
11/30/1996           19,016         19,525         19,525         17,131
12/31/1996           18,853         19,350         19,350         17,150
01/31/1997           19,457         19,955         19,955         17,794
02/28/1997           18,624         19,093         19,093         17,648
03/31/1997           17,936         18,385         18,372         16,895
04/30/1997           18,141         18,578         18,565         17,333
05/31/1997           19,650         20,109         20,109         18,849
06/30/1997           20,302         20,765         20,753         19,378
07/31/1997           21,702         22,181         22,181         21,297
08/31/1997           22,172         22,644         22,631         21,271
09/30/1997           23,416         23,905         23,892         22,495
10/31/1997           22,136         22,580         22,579         21,516
11/30/1997           22,100         22,528         22,528         21,834
12/31/1997           21,941         22,338         22,338         22,682
01/31/1998           21,450         21,842         21,825         22,251
02/28/1998           23,270         23,673         23,673         24,093
03/31/1998           24,521         24,923         24,923         25,180
04/30/1998           25,328         25,745         25,744         25,640
05/31/1998           24,204         24,581         24,580         24,487
06/30/1998           25,882         26,258         26,258         24,641
07/31/1998           24,995         25,350         25,349         23,685
08/31/1998           20,546         20,814         20,814         19,277
09/30/1998           22,477         22,784         22,767         21,076
10/31/1998           22,587         22,852         22,853         22,960
11/30/1998           23,949         24,221         24,222         24,106
12/31/1998           27,237         27,537         27,538         27,017
01/31/1999           27,643         27,941         27,943         25,966
02/28/1999           26,106         26,363         26,344         24,606
03/31/1999           27,610         27,868         27,867         25,295
04/30/1999           28,405         28,640         28,639         27,288
05/31/1999           27,610         27,832         27,814         27,408
06/30/1999           29,943         30,181         30,165         28,872
07/31/1999           29,487         29,686         29,688         28,260
08/31/1999           29,944         30,146         30,148         27,293
09/30/1999           29,588         29,761         29,762         26,450
10/31/1999           32,361         32,531         32,515         27,799
11/30/1999           37,127         37,287         37,289         29,258
12/31/1999           45,288         45,453         45,455         30,996

* Past performance is no guarantee of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for one of this Fund's oldest classes of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses for those shares. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Comverse Technology, Inc.                          4.7%
Telecomm. & software
-------------------------------------------------------
JDS Uniphase Corp.                                 4.6%
Fiber optics & lasers
-------------------------------------------------------
Citrix Systems, Inc.                               3.3%
Software
-------------------------------------------------------
SDL, Inc.                                          3.2%
Semiconductors & fiber optics
-------------------------------------------------------
Sierra Semiconductor Corp.                         3.1%
Semiconductors
-------------------------------------------------------
Gemstar International Group Ltd.                   2.8%
Electronics
-------------------------------------------------------
Medimmune, Inc.                                    2.7%
Healthcare co.
-------------------------------------------------------
Echostar Communications Corp.                      2.6%
Satellites & electronics
-------------------------------------------------------
Jabil Circuit, Inc.                                2.6%
Industrial & commercial mach.
-------------------------------------------------------
CMGI, Inc.                                         2.5%
Internet & direct marketing
-------------------------------------------------------
Top Ten Total                                     32.1%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        57.7%
-------------------------------------------------------
Health Care                                       11.0%
-------------------------------------------------------
Consumer Discretionary                             9.3%
-------------------------------------------------------
Communications                                     7.4%
-------------------------------------------------------
Financial & Business Services                      4.2%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      96.8%
-------------------------------------------------------
Cash Equivalents                                   3.2%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Target Fund turned in a strong performance, returning 51.23% for Class A shares. The Fund handily outperformed the S&P Mid-Cap Index, which returned 7.36% , as well as its Lipper Mid-Cap Core Fund Average, which returned 26.47%.
   The Fund greatly benefited from its exposure to the technology sector, which performed extremely well during this period. In particular, telecommunications performed well due to the explosive growth in need for data and voice transmissions. JDS Uniphase, a maker of fiber optic components for telecom networks, benefited from this trend. The company is the largest independent fiber optic component supplier to large telecom equipment providers such as Nortel and Lucent, and it experienced a large increase in demand for telecom components as a result of the rapid build-out of telecom networks.
   Another holding that benefited from the growth in telecom needs was Comverse Technology, the largest holding in the Fund. It is the leading provider of voicemail systems to digital wireless carriers and derives approximately 65% of its business from providing voicemail for cell phones. An increase in cell phone subscriptions as well as a shortening of cell phone handset upgrade cycles were also key to Comverse's growth.
   The Fund's exposure to biotechnology also enhanced its performance. Medimmune, a company that develops and markets products for the prevention and treatment of infectious diseases as well as for the prevention of organ transplant rejections, showed strength during this period. The company saw its revenue grow more than 50% in 1999 due to its strong product offerings. Its most important drug, Synagis, is used for the treatment of respiratory problems in premature infants. The market opportunity for the drug is tremendous as it addresses an area of healthcare that is both sensitive and growing.
   One disappointment for the Fund during this period was Minimed, the leading maker of insulin pumps and glucose monitors. The company's stock price suffered as a result of a recall of its pumps due to software problems. The company has successfully resolved the situation and we are confident that its fundamentals will remain strong.
   Looking ahead, the Fund manager is optimistic that the market will favor smaller-capitalization issues with greater growth potential, which should bode well for PIMCO Target Fund. The manager is optimistic that, by employing its strong research capabilities, it can continue to find quality companies with sustainable and predictable earnings growth, which will enable the Fund to continue to produce superior relative returns over the long term.

December 31, 1999

PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital

PORTFOLIO

Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion

FUND INCEPTION DATE
7/10/98

TOTAL NET ASSETS

$56.8 million

NUMBER OF SECURITIES IN THE PORTFOLIO

241 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                      B Shares                      C Shares                   Lipper
                                                                                               S&P 500      Lg.-Cap Core
                                    Adjusted                      Adjusted       Adjusted       Index       Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month               6.64%          0.82%          6.17%          1.17%          5.17%          7.71%          9.94%
1 year               17.38%         10.95%         16.49%         11.49%         15.49%         21.04%         22.31%
Inception            15.43%         11.10%         14.54%         11.99%         14.54%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]


                         PIMCO             PIMCO             PIMCO       S&P 500
                 Tax-Efficient     Tax-Efficient     Tax-Efficient         Index
     Month            Equity A          Equity B          Equity C
07/31/1998               9,450            10,000            10,000        10,000
08/31/1998               8,093             8,554             8,563         8,554
09/30/1998               8,506             8,991             9,001         9,102
10/31/1998               9,302             9,824             9,834         9,843
11/30/1998               9,784            10,313            10,334        10,439
12/31/1998              10,356            10,916            10,928        11,041
01/31/1999              10,691            11,270            11,282        11,502
02/28/1999              10,337            10,884            10,896        11,145
03/31/1999              10,711            11,270            11,282        11,591
04/30/1999              11,094            11,665            11,678        12,040
05/31/1999              10,769            11,322            11,334        11,755
06/30/1999              11,398            11,978            11,991        12,408
07/31/1999              11,044            11,593            11,606        12,020
08/31/1999              10,935            11,468            11,480        11,961
09/30/1999              10,571            11,083            11,095        11,633
10/31/1999              11,200            11,739            11,751        12,369
11/30/1999              11,387            11,927            11,939        12,621
12/31/1999              12,155            12,318            12,731        13,364

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Microsoft Corp.                                    5.0%
Computer services
-------------------------------------------------------
General Electric Co.                               4.1%
Electronics
-------------------------------------------------------
Cisco Systems, Inc.                                3.0%
Internet networking
-------------------------------------------------------
Intel Corp.                                        2.7%
Electronics, computer components
-------------------------------------------------------
Wal-Mart Stores, Inc                               2.5%
Retail
-------------------------------------------------------
Lucent Technologies, Inc.                          2.2%
Communications & software
-------------------------------------------------------
SBC Communications, Inc.                           2.0%
Communications
-------------------------------------------------------
Citigroup, Inc.                                    1.8%
Financial services
-------------------------------------------------------
Oracle Corp.                                       1.7%
Software
-------------------------------------------------------
International Business Machines Corp.              1.6%
Business machines mfr.
-------------------------------------------------------
Top Ten Total                                     26.6%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        27.9%
-------------------------------------------------------
Financial & Business Services                     13.7%
-------------------------------------------------------
Consumer Discretionary                            10.3%
-------------------------------------------------------
Health Care                                       10.0%
-------------------------------------------------------
Communications                                     9.3%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      99.8%
-------------------------------------------------------
Cash Equivalents                                   0.2%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Tax-Efficient Equity Fund turned in a solid performance for the six-month period ended December 31, 1999, returning 6.64% for Class A shares. These results slightly underperformed the returns of the S&P 500 Index for the same period.
     High earnings growth expectations drove the market for much of the past six months. As a result, the high-growth technology sector overwhelmingly outperformed all other sectors. In particular, software, Internet and wireless telecommunications all saw explosive growth during this period. For instance, Internet search engine Yahoo! experienced enormous price appreciation during the fourth quarter as a result of its inclusion in the S&P 500 Index, which many investors interpreted as validation of the young company's formidable stature among the corporate establishment.
     One standout for the Fund was Oracle, the database software management company. It benefited from increased demand for e-commerce database management applications, for which it makes software. Oracle also saw its stock price rise as a result of the deal it signed in November to sell Ford Motor Company supply chain management software. The outlook remains positive for this company, as many Wall Street analysts are predicting similar deals for the company in the coming year.
     Another standout for the Fund was Qualcomm, a digital wireless telecom company. Qualcomm experienced increased revenues from royalties received through the licensing of its Code Division Multiple Access (CDMA) technology. The company also benefited from the sale of its cell phone handset division, which was not profitable. Qualcomm should continue to see an increase in revenues going forward as more cell phone handset makers utilize CDMA technology in their products.
     In keeping with its tax-efficient philosophy, the Fund did not pay a capital gain for the second year in a row. Using active tax management strategies, the manager was able to use harvested losses to offset capital gains.
     Looking ahead, the manager remains cautiously optimistic about the market's prospects in the near term. The manager intends to maintain its disciplined, long-term approach to stock selection based on fundamental valuations and the principles of portfolio diversification, tax management and risk control, which should bode well for the Fund in any economic climate.

December 31, 1999

PIMCO Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of more than $2 billion that are undervalued relative to the market and to their industry groups

FUND INCEPTION DATE

12/30/91

TOTAL NET ASSETS

$212.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

37 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                     A Shares                      B Shares                      C Shares                  Lipper Multi-
                                                                                                S&P 500    Cap Value
                                   Adjusted                       Adjusted       Adjusted        Index     Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month              -5.81%        -10.99%         -6.18%         -9.97%         -6.88%          7.71%         -2.65%
1 year                3.81%         -1.90%          2.99%         -1.16%          2.21%         21.04%          7.78%
3 years              12.72%         10.62%         11.88%         11.17%         11.90%         27.56%         13.61%
5 years              18.89%         17.55%         18.01%         17.80%         18.02%         28.56%         18.48%
Inception            14.65%         13.84%         13.91%         13.91%         13.81%            --             --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                      PIMCO          PIMCO           PIMO        S&P 500
     Month          Value A        Value B        Value C          Index
12/31/1991            9,450         10,000         10,000         10,000
01/31/1992            9,720         10,279         10,279          9,814
02/29/1992           10,046         10,618         10,618          9,942
03/31/1992            9,817         10,369         10,369          9,748
04/30/1992            9,858         10,406         10,406         10,034
05/31/1992            9,770         10,306         10,306         10,083
06/30/1992            9,558         10,077         10,077          9,933
07/31/1992            9,894         10,425         10,425         10,339
08/31/1992            9,605         10,114         10,114         10,128
09/30/1992            9,735         10,244         10,244         10,247
10/31/1992            9,794         10,300         10,300         10,282
11/30/1992           10,317         10,843         10,843         10,632
12/31/1992           10,650         11,186         11,186         10,762
01/31/1993           10,871         11,411         11,411         10,852
02/28/1993           10,985         11,524         11,524         11,000
03/31/1993           11,324         11,873         11,873         11,232
04/30/1993           11,123         11,655         11,655         10,961
05/31/1993           11,277         11,808         11,808         11,254
06/30/1993           11,352         11,879         11,879         11,287
07/31/1993           11,294         11,811         11,811         11,242
08/31/1993           11,904         12,442         12,442         11,668
09/30/1993           11,930         12,461         12,461         11,579
10/31/1993           12,340         12,881         12,881         11,818
11/30/1993           12,211         12,739         12,739         11,706
12/31/1993           12,348         12,874         12,874         11,847
01/31/1994           12,916         13,458         13,458         12,250
02/28/1994           12,703         13,228         13,228         11,918
03/31/1994           12,017         12,505         12,505         11,398
04/30/1994           11,867         12,342         12,342         11,544
05/31/1994           11,863         12,330         12,330         11,734
06/30/1994           11,587         12,035         12,035         11,446
07/31/1994           12,067         12,526         12,526         11,822
08/31/1994           12,572         13,042         13,042         12,307
09/30/1994           12,187         12,634         12,634         12,006
10/31/1994           12,312         12,757         12,757         12,275
11/30/1994           11,690         12,104         12,104         11,828
12/31/1994           11,798         12,208         12,208         12,004
01/31/1995           12,115         12,528         12,528         12,315
02/28/1995           12,653         13,078         13,078         12,795
03/31/1995           12,998         13,426         13,426         13,173
04/30/1995           13,346         13,776         13,776         13,560
05/31/1995           13,850         14,288         14,288         14,102
06/30/1995           14,087         14,524         14,524         14,430
07/31/1995           14,704         15,150         15,150         14,909
08/31/1995           14,881         15,324         15,324         14,946
09/30/1995           15,290         15,735         15,735         15,577
10/31/1995           15,330         15,766         15,766         15,521
11/30/1995           15,985         16,430         16,430         16,202
12/31/1995           16,325         16,769         16,769         16,515
01/31/1996           16,787         17,233         17,233         17,077
02/29/1996           17,150         17,595         17,595         17,235
03/31/1996           17,285         17,722         17,722         17,401
04/30/1996           17,507         17,939         17,939         17,657
05/31/1996           17,856         18,286         18,286         18,113
06/30/1996           17,773         18,190         18,189         18,182
07/31/1996           16,811         17,194         17,194         17,379
08/31/1996           17,461         17,848         17,847         17,745
09/30/1996           17,934         18,320         18,320         18,744
10/31/1996           18,186         18,565         18,565         19,261
11/30/1996           19,741         20,141         20,141         20,717
12/31/1996           19,568         19,952         19,952         20,306
01/31/1997           20,226         20,618         20,618         21,575
02/28/1997           20,571         20,955         20,955         21,744
03/31/1997           19,841         20,200         20,199         20,851
04/30/1997           20,609         20,966         20,965         22,095
05/31/1997           21,829         22,192         22,191         23,441
06/30/1997           22,367         22,731         22,732         24,491
07/31/1997           23,848         24,221         24,222         26,439
08/31/1997           23,349         23,684         23,685         24,958
09/30/1997           24,735         25,083         25,083         26,325
10/31/1997           23,493         23,806         23,807         25,446
11/30/1997           24,068         24,375         24,376         26,624
12/31/1997           24,598         24,902         24,887         27,081
01/31/1998           24,700         24,970         24,973         27,381
02/28/1998           26,154         26,444         26,430         29,355
03/31/1998           27,196         27,490         27,475         30,859
04/30/1998           26,670         26,924         26,927         31,169
05/31/1998           26,552         26,787         26,790         30,633
06/30/1998           26,584         26,818         26,820         31,878
07/31/1998           25,462         25,668         25,669         31,538
08/31/1998           21,808         21,961         21,963         26,978
09/30/1998           23,056         23,215         23,215         28,707
10/31/1998           25,087         25,244         25,243         31,041
11/30/1998           26,520         26,671         26,670         32,923
12/31/1998           27,000         27,129         27,128         34,820
01/31/1999           26,344         26,470         26,448         36,276
02/28/1999           25,340         25,462         25,437         35,149
03/31/1999           25,274         25,395         25,341         36,555
04/30/1999           27,928         28,062         27,986         37,971
05/31/1999           28,682         28,820         28,725         37,074
06/30/1999           29,754         29,898         29,776         39,132
07/31/1999           29,424         29,566         29,425         37,910
08/31/1999           29,133         29,273         29,134         37,721
09/30/1999           28,294         28,430         28,277         36,689
10/31/1999           28,353         28,490         28,317         39,010
11/30/1999           27,905         28,039         27,849         39,803
12/31/1999           28,028         28,163         27,958         42,148

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 12/30/91), adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Conoco, Inc.                                       4.4%
Petroleum refining
-------------------------------------------------------
Kerr-McGee Corp.                                   4.2%
Petroleum refining
-------------------------------------------------------
Westvaco Corp.                                     4.2%
Paper & allied products
-------------------------------------------------------
USX-U.S. Steel Group, Inc.                         4.2%
Steel mfr.
-------------------------------------------------------
Dana Corp.                                         4.0%
Mfr. Components, transportation
-------------------------------------------------------
Public Service Enterprise Group, Inc.              4.0%
Electric & gas
-------------------------------------------------------
Ultramar Diamond Shamrock Corp.                    4.0%
Petroleum refining
-------------------------------------------------------
Morgan, J.P. & Co., Inc.                           4.0%
Financial services
-------------------------------------------------------
Bell Atlantic Corp.                                3.8%
Communications
-------------------------------------------------------
GTE Corp.                                          3.8%
Communications
-------------------------------------------------------
Top Ten Total                                     40.6%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Energy                                            16.7%
-------------------------------------------------------
Consumer Discretionary                            15.5%
-------------------------------------------------------
Financial & Business Services                     12.8%
-------------------------------------------------------
Materials & Processing                            12.1%
-------------------------------------------------------
Utilities                                          8.0%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      98.3%
-------------------------------------------------------
Cash Equivalents                                   1.7%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Value Fund returned -5.81% for Class A shares for the six-month period ended December 31, 1999.
     The third and fourth quarters of 1999 proved to be an extremely difficult period for value stocks. The technology sector, a traditionally high valuation area, proved extremely popular with investors eager for high earnings growth in the face of rising interest rates. At the same time, investors eschewed the strong fundamentals offered by many lower valuation companies, which hurt the performance of the Fund. Virtually all sectors other than technology were ignored by investors during this period.
     Due, again, to the high valuations, the Fund had a relatively small exposure to the technology sector, but it was the greatest positive contributor to the Fund's performance during this period. The Fund held two lower valuation technology stocks during this period, Intel and Apple Computer, both of which make commodity technology products. Apple continued to benefit from strong sales of its popular iMac personal computer. The stock, however, was ultimately sold from the portfolio when its valuation rose higher than the manager's investment philosophy allows. Intel aided performance, as the company experienced a surge in chip sales as a result of the global economic recovery.
     J.P. Morgan, the banking and financial services company, contributed to the Fund's performance during this period. The company benefited from higher trading revenues. Investors were attracted to its low valuation, and its stock price moved higher in the fourth quarter, despite rising interest rates.
     UST produced disappointing returns for the Fund during this period. The smokeless tobacco products company was hurt by news of class action lawsuits against other tobacco companies. However, the outlook for UST is positive, as it is not the subject of any lawsuits and its fundamentals remain intact.
     It should be noted that, at or around the time of the closing of the PIMCO Advisors-Allianz transaction, the day-to-day management of PIMCO Value Fund will be assumed by PIMCO Equity Advisors. The Fund's philosophy of investing in undervalued securities will remain in place.

December 31, 1999

PIMCO Value 25 Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Approximately 25 common stocks of companies with medium market capitalizations having below-average price-to-earnings ratios relative to their industry groups

FUND INCEPTION DATE

7/10/98

TOTAL NET ASSETS

$2.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO

25 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/99

                   A Shares                       B Shares                        C Shares                       Lipper
                                                                                                    S&P 500      Mid-Cap
                                  Adjusted                        Adjusted        Adjusted           Index       Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
6 month           -13.72%         -18.45%         -13.93%         -18.19%         -14.65%             7.71%         0.80%
1 year             -8.83%         -13.81%          -9.36%         -13.84%         -10.22%            21.04%         9.68%
Inception         -15.65%         -18.81%         -16.18%         -18.43%         -16.11%               --            --

Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                      PIMCO          PIMCO          PIMCO         S&P 500
     Month       Value 25 A     Value 25 B     Value 25 C           Index
07/31/1998            9,450         10,000         10,000         10,000
08/31/1998            7,771          8,212          8,212          8,554
09/30/1998            7,822          8,266          8,266          9,102
10/31/1998            8,426          8,894          8,894          9,843
11/30/1998            8,589          9,068          9,068         10,439
12/31/1998            8,735          9,210          9,218         11,041
01/31/1999            8,251          8,688          8,698         11,502
02/28/1999            7,973          8,394          8,393         11,145
03/31/1999            8,065          8,482          8,491         11,591
04/30/1999            8,992          9,460          9,468         12,040
05/31/1999            9,188          9,656          9,663         11,755
06/30/1999            9,229          9,700          9,696         12,408
07/31/1999            9,054          9,493          9,500         12,020
08/31/1999            8,632          9,058          9,066         11,961
09/30/1999            8,106          8,504          8,501         11,633
10/31/1999            7,787          8,156          8,164         12,369
11/30/1999            7,570          7,928          7,936         12,621
12/31/1999            7,962          8,020          8,358         13,364

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                   % of Total Investments
--------------------------------------------------------
CNF Transportation, Inc.                            4.9%
Motor freight transp.
--------------------------------------------------------
York International Corp.                            4.5%
Industrial & commercial mach.
--------------------------------------------------------
GATX Corp.                                          4.3%
Transportation services
--------------------------------------------------------
Lafarge Corp.                                       4.3%
Stone, clay, glass & concrete
--------------------------------------------------------
Clayton Homes, Inc.                                 4.3%
Building constr.-gen. contract
--------------------------------------------------------
Armstrong World Industries                          4.2%
Rubber & misc. plastics producer
--------------------------------------------------------
Meritor Automotive, Inc.                            4.2%
Transportation equipment
--------------------------------------------------------
Ryder System, Inc.                                  4.2%
Services-automotive repair
--------------------------------------------------------
U.S. Industries, Inc.                               4.2%
Mfr. consumer/industrial products
--------------------------------------------------------
Sherwin-Williams Co.                                4.2%
Retail-misc. retail
--------------------------------------------------------
Top Ten Total                                      43.3%
--------------------------------------------------------

Top 5 Industries                  % of Total Investments
--------------------------------------------------------
Consumer Discretionary                             23.6%
--------------------------------------------------------
Capital Goods                                      16.6%
--------------------------------------------------------
Materials & Processing                             14.8%
--------------------------------------------------------
Building                                           13.1%
--------------------------------------------------------
Financial & Business Services                      11.6%
--------------------------------------------------------

Portfolio Composition
--------------------------------------------------------
Common Stock                                      100.0%
--------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Value 25 Fund posted a return of -13.72% for Class A shares for the six-month period ended December 31, 1999.
     The second half of 1999 was a very difficult period for value investing. After rotating towards more cyclical stocks in the second quarter of 1999, the market rotated back in favor of growth stocks in the third quarter. In the third quarter and, to an even greater degree in the fourth quarter, investors favored the highest valuation growth stocks, particularly technology issues, to the exclusion of lower valuation issues.
     Despite having a small exposure to this area because of its generally high valuations, the Fund benefited from its exposure to technology. Avnet, an electronic component distributor, was a strong performer for the Fund during this period. The company, which is attractively valued, benefited from a recovering global economy, particularly in Asia, which stimulated increased demand for its products. As a supplier of components to the semiconductor industry, Avnet directly benefited from the rebound in the Asian marketplace. The company's performance was also aided by recent acquisitions, as well as its implementation of cost-cutting measures.
     Another holding that contributed to the Fund's performance during this period was Ryder Systems, the parent company of Ryder Truck Rental. The company benefited from a successful restructuring of management, which caused its stock price to rise. In addition, the company experienced higher leasing and rental revenues during this period, fueled by the expanding economy and, in particular, the U.S. housing boom.
     One disappointment for the Fund during this period was York International, a leading provider of heating, ventilation, air conditioning and refrigerator
(HVAC) equipment in the United States and abroad. The company's stock price was pushed down by investor disapproval for the sale of its performance contracting business, as well as poor earnings.
     It should be noted that, at or around the time of the closing of the PIMCO Advisors--Allianz transaction, the PIMCO Value 25 Fund will be reorganized with and into the PIMCO Value Fund.

December 31, 1999

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

The PIMCO stock funds can invest in foreign securities and the International Fund invests primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Opportunity and Small-Cap Value Funds generally invest in small-cap stocks, which can be riskier than the overall stock market. The Innovation and Precious Metals Funds concentrate their portfolios in one sector, making them more volatile than a more diversified stock portfolio, and, therefore, should be considered as only part of a diversified portfolio.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap 400 are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 2000 is an index of stocks of companies with small capitalizations. The MSCI EAFE is an index of foreign stocks. Russell Mid-Cap 2000 and Russell 1000 Value are indices representative of the mid-cap market and large-cap stocks, respectively. The Philadelphia Gold and Silver Index is an index of stocks of companies in the gold and silver mining industry.

Lipper averages are calculated by Lipper, Inc., a nationally recognized mutual fund performance evaluation firm. They are total-return performance averages of those funds that are tracked by Lipper, with the fund classification noted. They do not take sales charges into account.

For additional details on the PIMCO taxable bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902-6896, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments

Capital Appreciation Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.0%
--------------------------------------------------------------------------------

Aerospace 1.5%
Honeywell International, Inc.                          242,988         $ 14,017
                                                                       ---------
Capital Goods 6.6%
General Electric Co.                                   133,100           20,597
Tyco International Ltd.                                353,300           13,735
United Technologies Corp.                              158,800           10,322
TRW, Inc.                                              183,800            9,546
Textron, Inc.                                          122,600            9,402
                                                                       ---------
                                                                         63,602
Communications 4.0%
ALLTEL Corp.                                           125,300           10,361
MCI WorldCom, Inc. (b)                                 179,400            9,519
GTE Corp.                                              133,100            9,392
AT&T Corp.                                             183,600            9,318
SBC Communications, Inc.                                     1                0
                                                                       ---------
                                                                         38,590
Consumer Discretionary 10.4%
Wal-Mart Stores, Inc.                                  282,400           19,521
Home Depot, Inc.                                       256,200           17,566
CVS Corp.                                              343,300           13,711
Lowe's Cos., Inc.                                      190,700           11,394
McGraw-Hill Companies, Inc.                            166,100           10,236
Dayton Hudson Corp.                                    138,700           10,186
Harley-Davidson, Inc.                                  124,100            7,950
Circuit City Stores                                    109,800            4,948
General Motors Corp.                                    51,700            3,758
Delphi Automotive Systems (b)                                1                0
Mattel, Inc.                                                 1                0
                                                                       ---------
                                                                         99,270
Consumer Services 4.8%
New York Times Co.                                     292,500           14,369
CBS Corp.                                              214,000           13,683
Gannett, Inc.                                          156,800           12,789
United Parcel Service, Inc.                             69,700            4,809
                                                                       ---------
                                                                         45,650

Consumer Staples 2.3%
Safeway, Inc. (b)                                      325,500           11,576
Anheuser Busch Cos., Inc.                              147,500           10,454
Kimberly-Clark Corp.                                     4,300              281
                                                                       ---------
                                                                         22,311
Energy 4.9%
Royal Dutch Petroleum Co.                              268,400           16,221
Vastar Resources, Inc.                                 182,700           10,779
USX Marathon Group                                     423,500           10,455
Atlantic Richfield Co.                                 107,100            9,264
AES Corp. (b)                                            3,900              292
                                                                       ---------
                                                                         47,011
Financial & Business Services 13.5%
Omnicom Group                                          143,300           14,330
Marsh & McLennan Cos.                                  124,600           11,923
Capital One Financial Corp.                            245,000           11,806
American Express Co.                                    70,100           11,654
Morgan Stanley, Dean Witter, Discover and Co.           80,900           11,548
MGIC Investment Corp.                                  185,600           11,171
Citigroup, Inc.                                        200,550           11,143
Firstar Corp.                                          448,300            9,470
Lehman Brothers Holdings, Inc.                         111,100            9,409
Wells Fargo Co.                                        226,600            9,163
Fleet Boston Financial Corp.                           250,200            8,710
Morgan, J.P. & Co., Inc.                                66,600            8,433
Providian Financial Corp.                                3,000              273
                                                                       ---------
                                                                        129,033
Health Care 6.2%
Immunex Corp. (b)                                      147,900           16,195
Genentech, Inc. (b)                                     91,200           12,266
Warner-Lambert Co.                                     136,300           11,168
Bristol-Myers Squibb Co.                               155,400            9,975
Schering-Plough Corp.                                  228,700            9,648
                                                                       ---------
                                                                         59,252
Materials & Processing 4.9%
Alcoa, Inc.                                            148,900           12,359
Champion International `C'                             198,200           12,276
Weyerhaeuser Co.                                       165,100           11,856
International Paper Co.                                189,700           10,706
                                                                       ---------
                                                                         47,197
Technology 39.9%
Cisco Systems, Inc. (b)                                200,000           21,425
Oracle Corp. (b)                                       175,800           19,701
Motorola, Inc.                                         112,300           16,536
Applied Materials, Inc. (b)                            128,400           16,267
JDS Uniphase Corp. (b)                                  98,000           15,809
Teradyne, Inc. (b)                                     236,600           15,616
Corning, Inc.                                          116,600           15,034
Conexant Systems, Inc. (b)                             223,900           14,861
Veritas Software Corp. (b)                             102,950           14,735
Sun Microsystems, Inc. (b)                             185,200           14,341
Solectron Corp. (b)                                    149,600           14,231
Siebel Systems, Inc. (b)                               168,400           14,146
Broadcom Corp. (b)                                      51,600           14,055
BMC Software, Inc. (b)                                 170,200           13,605
EMC Corp. (b)                                          124,100           13,558
Compuware Corp. (b)                                    352,800           13,142
Computer Associates International, Inc.                187,000           13,078
Texas Instruments, Inc.                                122,800           11,896
Amdocs Ltd. (b)                                        343,800           11,861
Microsoft Corp. (b)                                    101,500           11,850
Lucent Technologies, Inc.                              154,010           11,522
Altera Corp. (b)                                       216,100           10,710
Tellabs, Inc. (b)                                      166,500           10,687
Scientific-Atlanta, Inc.                               191,100           10,630
Lexmark International Group, Inc. `A' (b)              108,400            9,810
Xilinx, Inc. (b)                                       213,200            9,694
National Semiconductor Corp. (b)                       198,200            8,485
Computer Sciences Corp. (b)                             76,000            7,192
Citrix Systems, Inc. (b)                                54,000            6,642
America Online, Inc. (b)                                 4,800              362
Yahoo, Inc. (b)                                            400              173
                                                                       ---------
                                                                        381,654
                                                                       ---------
Total Common Stocks                                                     947,587
(Cost $697,230)                                                        =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)

Repurchase Agreement 0.4%
State Street Bank
   4.000% due 01/03/2000                              $  3,840            3,840
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Bank 5.400% due
    11/17/2003 valued at $3,920.
    Repurchase proceeds are $3,841.)
                                                                       ---------
Total Short-Term Instruments                                              3,840
(Cost $3,840)                                                          =========

Total Investments (a) 99.4%                                            $951,427
(Cost $701,070)

Other Assets and Liabilities (Net) 0.6%                                   6,008
                                                                       ---------
Net Assets 100.0%                                                      $957,435
                                                                       =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                   $261,248

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (10,891)
                                                                       ---------
Unrealized appreciation-net                                            $250,357
                                                                       =========
(b) Non-income producing security.

28 See accompanying notes

Schedule of Investments

Equity Income Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.6%
--------------------------------------------------------------------------------

Aerospace 4.2%
BFGoodrich Co.                                         125,000         $  3,438
Northrop Grumman Corp.                                  59,300            3,206
                                                                       ---------
                                                                          6,644
Capital Goods 6.3%
GATX Corp.                                              97,000            3,274
Hubbell, Inc. `B'                                      115,000            3,134
Dana Corp.                                             104,000            3,114
Tenneco Automotive, Inc.                                32,800              305
                                                                       ---------
                                                                          9,827
Communications 5.7%
U.S. West, Inc.                                         42,500            3,060
GTE Corp.                                               42,000            2,964
Bell Atlantic Corp.                                     47,000            2,893
                                                                       ---------
                                                                          8,917
Consumer Discretionary 16.2%
Ford Motor Co.                                          59,300            3,169
UST, Inc.                                              125,100            3,151
Whirlpool Corp.                                         48,000            3,123
Eastman Kodak Co.                                       47,000            3,114
Armstrong World Industries                              92,000            3,071
Springs Industries, Inc. `A'                            75,000            2,995
Thomas & Betts Corp.                                    93,600            2,984
J.C. Penney Co.                                        134,000            2,672
Lanier Worldwide, Inc.                                 251,000              973
                                                                       ---------
                                                                         25,252
Consumer Staples 8.9%
SUPERVALU, Inc.                                        159,000            3,180
Fortune Brands, Inc.                                    95,300            3,151
RJ Reynolds Tobacco Holdings, Inc.                     155,000            2,732
Pactiv Corp.                                           164,000            1,742
Anheuser Busch Cos., Inc.                               22,300            1,580
Brown-Forman Corp.                                      27,400            1,569
                                                                       ---------
                                                                         13,954
Energy 11.8%
Kerr McGee Corp.                                        51,000            3,162
Ultramar Diamond Shamrock Corp.                        139,000            3,153
Conoco, Inc.                                           125,500            3,122
KeySpan Corp.                                          131,900            3,058
Repsol SA SP - ADR                                     130,000            3,022
USX Marathon Group                                     115,000            2,839
                                                                       ---------
                                                                         18,356
Financial & Business Services 21.4%
Deluxe Corp.                                           226,000            6,201
Morgan, J.P. & Co., Inc.                                47,800            6,053
Union Planters Corp.                                   153,000            6,034
Edwards (A.G.), Inc.                                   103,000            3,301
Ohio Casualty Corp.                                    205,500            3,301
PNC Bank Corp.                                          70,100            3,119
KeyCorp                                                140,000            3,098
HRPT Properties Trust                                  252,600            2,273
                                                                       ---------
                                                                         33,380
Health Care 2.0%
Mallinckrodt, Inc.                                      99,000            3,149
                                                                       ---------

Materials & Processing 8.1%
USX-U.S. Steel Group, Inc.                             193,000            6,369
Westvaco Corp.                                          97,000            3,165
Georgia-Pacific Corp. (Timber Group)                   126,000            3,103
                                                                       ---------
                                                                         12,637
Technology 4.1%
Harris Corp.                                           238,000            6,352
                                                                       ---------

Utilities 9.9%
DTE Energy Co.                                         101,000            3,168
Central & South West Corp.                             157,000            3,140
NICOR, Inc.                                             96,000            3,120
Public Service Enterprise Group, Inc.                   88,500            3,081
New Century Energies, Inc.                              98,000            2,977
                                                                       ---------
                                                                         15,486
                                                                       ---------
Total Common Stocks                                                     153,954
(Cost $169,116)                                                        =========

Total Investments (a) 98.6%                                            $153,954
(Cost $169,116)

Other Assets and Liabilities (Net) 1.4%                                   2,108
                                                                       ---------

Net Assets 100.0%                                                      $156,062
                                                                       =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                   $ 10,915

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (26,077)
                                                                       ---------

Unrealized depreciation-net                                            $(15,162)
                                                                       =========

                                                       See accompanying notes 29

Schedule of Investments

Growth Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.4%
--------------------------------------------------------------------------------

Aerospace 1.0%
Honeywell International, Inc.                          500,000       $   28,844
                                                                     -----------
Capital Goods 2.7%
General Electric Co.                                   500,000           77,375
                                                                     -----------
Communications 17.1%
Nokia Corp. SP - ADR                                 1,000,000          190,000
Qualcomm, Inc. (b)                                     600,000          105,675
Nortel Networks Corp.                                  800,000           80,800
MCI WorldCom, Inc. (b)                               1,500,000           79,594
AT&T Corp. - Liberty Media Group `A' (b)               650,000           36,888
                                                                     -----------
                                                                        492,957
Consumer Discretionary 12.8%
Home Depot, Inc.                                     1,875,000          128,555
Wal-Mart Stores, Inc.                                1,500,000          103,687
Clear Channel Communications (b)                       750,000           66,938
Kohls Corp. (b)                                        500,000           36,094
Gemstar International Group Ltd. (b)                   500,000           35,625
                                                                     -----------
                                                                        370,899
Consumer Services 0.6%
United Parcel Service, Inc.                            250,000           17,250
                                                                     -----------
Energy 1.5%
Enron Corp.                                          1,000,000           44,375
                                                                     -----------
Financial & Business Services 16.7%
Morgan Stanley, Dean Witter, Discover and Co.          750,000          107,062
Omnicom Group                                        1,000,000          100,000
Citigroup, Inc.                                      1,750,000           97,234
American Express Co.                                   500,000           83,125
American International Group, Inc.                     600,000           64,875
Federal National Mortgage Association                  500,000           31,219
                                                                     -----------
                                                                        483,515
Health Care 7.3%
Amgen, Inc. (b)                                      1,000,000           60,063
Genentech, Inc. (b)                                    400,000           53,800
Bristol-Myers Squibb Co.                               600,000           38,513
Schering-Plough Corp.                                  800,000           33,750
Guidant Corp.                                          550,000           25,850
                                                                     -----------
                                                                        211,976
Technology 38.7%
EMC Corp. (b)                                        1,500,000          163,875
Cisco Systems, Inc. (b)                              1,500,000          160,687
Microsoft Corp. (b)                                  1,000,000          116,750
JDS Uniphase Corp. (b)                                 500,000           80,656
Sun Microsystems, Inc. (b)                           1,000,000           77,437
America Online, Inc. (b)                             1,000,000           75,438
Motorola, Inc.                                         500,000           73,625
Solectron Corp. (b)                                    750,000           71,344
Broadcom Corp. (b)                                     250,000           68,094
Telefonaktiebolaget LM Ericsson SP - ADR             1,000,000           65,687
Texas Instruments, Inc.                                500,000           48,437
Lucent Technologies, Inc.                              500,000           37,406
Comverse Technology, Inc. (b)                          250,000           36,187
Intel Corp.                                            300,000           24,694
Internet Capital Group LLC (b)                         100,000           17,000
                                                                     -----------
                                                                      1,117,317
                                                                     -----------
Total Common Stocks                                                   2,844,508
(Cost $1,632,987)                                                    ===========

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------

Industrials 0.0%
Cabbell Financial Grantor Trust
    7.187% due 12/31/2002                           $      508       $      432

                                                                     -----------
Total Corporate Bonds & Notes                                               432
(Cost $505)                                                          ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.5%
--------------------------------------------------------------------------------

Repurchase Agreement 1.5%
State Street Bank
    4.000% due 01/03/2000                               44,521           44,521
    (Dated 12/31/1999. Collateralized by
    Federal National Mortgage Association
    6.400% due 12/21/2001 valued at $45,413.
    Repurchase proceeds are $44,536.)
                                                                     -----------
Total Short-Term Instruments                                             44,521
(Cost $44,521)                                                       ===========

Total Investments (a) 99.9%                                          $2,889,461
(Cost $1,678,013)

Other Assets and Liabilities (Net) 0.1%                                   1,952
                                                                     -----------

Net Assets 100.0%                                                    $2,891,413
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $1,222,140

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (10,692)
                                                                     -----------

Unrealized appreciation-net                                          $1,211,448
                                                                     ===========
(b) Non-income producing security.

30 See accompanying notes

Schedule of Investments

Innovation Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 93.7%
--------------------------------------------------------------------------------

Communications 8.0%
Qualcomm, Inc. (b)                                     820,000      $   144,423
Nokia Corp. SP - ADR                                   350,000           66,500
General Instrument Corp. (b)                           580,000           49,300
Next Level Communications, Inc. (b)                    245,000           18,344
                                                                    ------------
                                                                        278,567
Consumer Discretionary 4.9%
Gemstar International Group Ltd. (b)                 1,296,000           92,340
General Motors Corp. `H' (b)                           810,000           77,760
                                                                    ------------
                                                                        170,100
Financial & Business Services 6.6%
DoubleClick, Inc. (b)                                  450,000          113,878
VeriSign, Inc. (b)                                     340,000           64,919
Sapient Corp. (b)                                      345,000           48,623
                                                                    ------------
                                                                        227,420
Health Care 6.5%
Medimmune, Inc. (b)                                    400,000           66,350
Biogen, Inc. (b)                                       770,000           65,065
IDEC Pharmaceuticals Corp. (b)                         640,000           62,880
Immunex Corp. (b)                                      265,000           29,018
                                                                    ------------
                                                                        223,313
Technology 67.7%
Oracle Corp. (b)                                     1,220,000          136,717
I2 Technologies, Inc. (b)                              690,000          134,550
Ariba, Inc. (b)                                        630,000          111,746
Cisco Systems, Inc. (b)                                950,000          101,769
Vignette Corp. (b)                                     546,000           88,998
Siebel Systems, Inc. (b)                             1,040,000           87,360
QLogic Corp. (b)                                       540,000           86,333
Sun Microsystems, Inc. (b)                           1,095,000           84,794
JDS Uniphase Corp. (b)                                 519,000           83,721
E-Tek Dynamics, Inc. (b)                               585,000           78,756
Veritas Software Corp. (b)                             527,500           75,498
Redback Networks, Inc. (b)                             410,000           72,774
Juniper Networks, Inc. (b)                             200,000           68,000
ASM Lithography Holding NV (b)                         589,000           66,999
Apple Computer, Inc.                                   630,000           64,772
Motorola, Inc.                                         429,900           63,303
Tibco Software, Inc.                                   404,100           61,827
Applied Materials, Inc. (b)                            450,000           57,009
EMC Corp. (b)                                          510,000           55,718
Applied Micro Circuits Corp. (b)                       420,000           53,445
Broadvision, Inc. (b)                                  304,000           51,699
Broadcom Corp. (b)                                     185,000           50,389
Ciena Corp. (b)                                        865,000           49,738
Brocade Communications Systems, Inc. (b)               280,000           49,560
America Online, Inc. (b)                               630,000           47,526
Xilinx, Inc. (b)                                     1,040,000           47,288
Electronics for Imaging, Inc. (b)                      735,000           42,722
Internet Capital Group LLC (b)                         250,000           42,500
RealNetworks, Inc. (b)                                 340,000           40,906
Extreme Networks, Inc. (b)                             487,500           40,706
Microsoft Corp. (b)                                    290,000           33,858
Phone.com, Inc. (b)                                    290,000           33,621
Lucent Technologies, Inc.                              380,000           28,429
Sierra Semiconductor Corp. (b)                         170,000           27,253
Vitesse Semiconductor Co. (b)                          500,000           26,219
Sanmina Corp. (b)                                      240,000           23,970
Atmel Corp. (b)                                        680,000           20,103
Texas Instruments, Inc.                                200,000           19,374
Research In Motion Ltd. (b)                            400,000           18,475
RF Micro Devices, Inc. (b)                             222,500           15,227
Indigo NV (b)                                          102,223               59
                                                                    ------------
                                                                      2,343,711
                                                                    ------------
Total Common Stocks                                                   3,243,111
(Cost $1,673,963)                                                   ============

                                                      Principal
                                                        Amounts            Value
                                                          (000)           (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.6%
--------------------------------------------------------------------------------

Repurchase Agreement 7.6%
State Street Bank
4.000% due 01/03/2000                              $   264,173      $   264,173
(Dated 12/31/1999. Collateralized by
Federal National Mortgage Association
6.400% due 09/27/2001 valued at $153,004
and Federal Home Loan Bank 5.400% due
11/17/2003 valued at $116,466.
Repurchase proceeds are $264,261.)
                                                                    ------------
Total Short-Term Instruments                                            264,173
(Cost $264,173)                                                     ============


Total Investments (a) 101.3%                                        $ 3,507,284
(Cost $1,938,136)

Other Assets and Liabilities (Net) (1.3%)                               (45,216)
                                                                    ------------

Net Assets 100.0%                                                   $ 3,462,068
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $ 1,574,471

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (5,323)
                                                                    ------------
Unrealized appreciation-net                                         $ 1,569,148
                                                                    ============
(b) Non-income producing security.

                                                       See accompanying notes 31

Schedule of Investments

International Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.4%
--------------------------------------------------------------------------------

Australia 1.4%
Broken Hill Property Co.                                     29,500   $      387
National Australia Bank Ltd.                                 18,600          285
News Corp. Ltd.                                              28,500          277
Telstra Corp. Ltd. (b)                                       47,100          256
Westpac Banking Corp.                                        33,300          230
Rio Tinto Ltd.                                                9,800          211
Southcorp Ltd.                                               39,600          140
Foster's Brewing Group Ltd.                                  44,000          126
Amcor Ltd. 'A'                                               22,900          107
Tabcorp Holdings Ltd.                                        15,500          105
Leighton Holdings Ltd.                                       25,900          100
                                                                      ----------
                                                                           2,224
Brazil 1.3%
Telecomunicacoes Brasileiras SA SP - ADR                      4,600          591
Centrais Electricas Brasileiras SA 'B'                   12,565,000          300
Cia Vale De Rio                                               8,700          241
Petroleo Brasileiro SA                                      824,000          210
Banco Itau SA                                             1,500,000          129
Banco Bradesco SA                                        14,446,000          113
Banco Bradesco SA (b)                                       938,037            0
Telecomunicacoes Brasileiras SA                           1,133,000           97
Companhia Energetica de Minas Gerais                      3,842,000           86
Companhia Siderurgica Nacional                            2,155,000           84
Companhia Cervejaria Brahma                                 100,000           73
Souza Cruz SA                                                 7,200           53
Aracruz Celulose SA `B'                                      21,000           51
                                                                      ----------
                                                                           2,028
Chile 2.6%
Compania de Telecomunicaciones de Chile SA SP - ADR          40,855          746
Banco Santander Chile SP - ADR                               41,850          638
Enersis SA SP - ADR                                          24,122          567
Empresa Nacional de Electricidad SA SP - ADR                 39,367          559
Compania Cervecerias Unidas SA SP - ADR                      11,400          366
Gener SA SP - ADR                                            20,933          324
Sociedad Quimica y Minera de Chile SA SP - ADR                9,200          290
Masisa SA SP - ADR                                           21,000          270
Madeco SA SP - ADR                                           20,742          231
Quimica Y Minera de Chile                                       531           17
                                                                      ----------
                                                                           4,008
China 0.5%
Beijing Datang Power Generation Co. Ltd.                  1,062,000          176
Jiangsu Expressway Co. Ltd.                                 918,000          150
Shanghai Petrochemical Co. Ltd. `H'                         778,000          122
Guangshen Railway Co. Ltd. `H' (b)                          874,000           98
Huaneng Power International, Inc.                           383,000           91
Qingling Motors Co. `H'                                     508,000           62
Yizheng Chemical Fibre Co. Ltd. `H'                         202,000           57
China Southern Airlines Co. Ltd.                            258,000           56
                                                                      ----------
                                                                             812
Finland 3.0%
Nokia OYJ                                                    19,112        3,465
Sonera Group OYJ (b)                                          5,600          384
UPM-Kymmene Corp.                                             3,526          142
Kemira OYJ                                                   19,300          118
Sanoma-WSOY OYJ `B' (b)                                       2,110          108
Jot Automation Group OYJ                                      7,600           71
Yit-Yhtyma OY                                                 6,344           70
Hartwall OY AB                                                4,700           68
Viking Line AB                                                1,750           65
Rautaruukki OY                                                8,425           59
Okobank                                                       2,564           29
                                                                      ----------
                                                                           4,579
France 10.9%
France Telecom SA                                            19,571        2,589
Total SA                                                     15,032        2,006
Carrefour Supermarche                                         7,480        1,380
Banque National de Paris                                     12,820        1,183
L'OREAL                                                       1,390        1,115
AXA-UAP                                                       7,900        1,101
Vivendi (Ex-Generale Des Eaux)                               10,938          988
Pinault-Printemps Redout                                      2,950          779
Hermes International                                          4,045          610
Lagardere SCA (b)                                            10,500          571
Alcatel Alsthom                                               2,470          567
Sanofi-Synthelabo SA (b)                                     12,860          536
Legrand SA                                                    1,900          452
Castorama Dubois                                              1,470          447
Credit Lyonnais SA                                            9,700          444
Renault SA                                                    8,540          412
Lafarge SA                                                    3,501          408
Compagnie de Saint Gobain                                     1,780          335
Sodexho Alliance SA                                           1,750          310
Groupe Danone                                                   980          231
Societe BIC SA                                                3,770          172
Groupe GTM                                                    1,620          157
VIVENDI Warrant (b)                                           2,750            9
Schneider SA                                                      1            0
                                                                      ----------
                                                                          16,802
Germany 13.3%
Deutsche Telekom AG                                          58,832        4,140
Mannesmann AG                                                 8,980        2,167
DaimlerChrysler AG                                           22,519        1,767
Allianz AG                                                    4,947        1,662
Siemens AG                                                   11,293        1,437
Deutsche Bank AG                                             15,422        1,303
SAP AG-Vorzug                                                 2,060        1,256
Bayer AG                                                     20,600          979
BASF AG                                                      17,900          936
Dresdner Bank AG                                             16,120          877
Muenchener Rueckversicherungs-Gesellschaft AG                 3,190          813
Bayerische Vereinsbank AG                                    10,500          717
MAN AG                                                       17,000          639
VEBA AG                                                      11,940          583
Viag AG                                                      21,320          391
Bayerische Motoren Werke AG                                  12,220          373
Metro AG                                                      6,800          372
                                                                      ----------
                                                                          20,412
Hong Kong 0.3%
Guangdong Kelon Electric                                    202,000          153
Zhejiang Expressway Co.                                     982,000          149
Shenzhen Expressway                                         600,000           95
                                                                      ----------
                                                                             397
Hungary 3.6%
Magyar Tavkozlesi Rt.                                       434,100        3,042
MOL Magyar Olaj-es Gazipari Rt.                              41,800          869
OTP Bank Rt.                                                 13,010          762
Gedeon Richter Rt.                                            9,745          641
Danubius Hotel and Spa Rt.                                    7,490          136
Pick Szeged Rt.                                               1,090           51
                                                                      ----------
                                                                           5,501
Indonesia 0.1%
PT Semen Gresik                                              85,000          135
PT Telekomunikasi Indonesia                                 100,880           57
                                                                      ----------
                                                                             192
Ireland 2.1%
Allied Irish Banks PLC                                       80,200          915
CRH PLC                                                      35,600          767
Kerry Group PLC                                              33,800          405
Irish Life & Permanent PLC                                   34,441          326
Jefferson Smurfit Group PLC                                 101,200          306
Eircom PLC                                                   52,000          223
Eircom PLC SP-ADR                                            35,000          143
Bank of Ireland                                               9,200           73
                                                                      ----------
                                                                           3,158
Italy 2.2%
Telecom Italia Mobile SpA                                    65,400          731
ENI SpA                                                      93,000          512
Telecom Italia SpA                                           31,865          449
Assicuazioni Generali                                        12,535          414
Istituto Bancario San Paolo di Torino                        20,757          282
Fiat SpA                                                      6,540          187
Benetton Group SpA                                           75,700          174
Banca Popolare di Milano                                     19,200          150
Banca Commerciale Italiana                                   20,236          110
Cartiere Burgo SpA                                           15,100           99

32 See accompanying notes

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------

Montedison SpA                                          97,344          $    93
Banca Intesa SpA                                        21,885               89
Enel SpA                                                 9,100               38
Beni Stabili SpA (b)                                    20,757                7
Banca Intesa SpA                                         3,486                6
                                                                        --------
                                                                          3,341
Japan 18.2%
Murata Manufacturing Co.                                11,000            2,584
Toyota Motor Corp.                                      45,000            2,180
Nippon Telegraph & Telephone                               127            2,175
Fanuc                                                   16,300            2,076
Sharp Corp.                                             67,000            1,715
Sony Corp.                                               5,500            1,631
Bank of Tokyo-Mitsubishi Ltd.                          106,000            1,477
Fujisawa Pharmaceutical                                 43,000            1,044
Matsushita Electric Industrial Co. Ltd.                 36,000              997
Fuji Photo Film                                         26,000              949
Kirin Brewery Co. Ltd.                                  83,000              873
Hitachi Ltd.                                            52,000              835
Tokyo Electric Power                                    28,300              759
Canon, Inc.                                             18,000              715
NEC Corp.                                               27,000              643
Shiseido Co. Ltd.                                       42,000              613
Asahi Chemical Industry Co. Ltd.                       118,000              606
Nomura Securities Co. Ltd.                              31,000              560
Sekisui Chemical Co. Ltd.                              125,000              554
Tokio Marine & Fire Insurance Co.                       46,000              538
Sumitomo Electric Industries                            46,000              532
Sumitomo Bank Ltd.                                      38,000              520
Mitsubishi Heavy Industries Ltd.                       131,000              437
Bridgestone Corp.                                       19,000              418
Aoyama Trading Co. Ltd.                                 19,000              407
Fujitsu Ltd.                                             8,000              365
Sankyo Co. Ltd.                                         17,000              349
DAI Nippon Printing Co. Ltd.                            21,000              335
Secom                                                    3,000              330
Nippon Steel Corp.                                     123,000              288
Nissan Motor Co. Ltd.                                   63,000              248
Honda Motor Co. Ltd.                                     6,000              223
                                                                        --------
                                                                         27,976
Malaysia 1.5%
Tenaga Nasional Bhd.                                   185,000              477
Malayan Banking Bhd.                                   122,000              433
Telekom Malaysia Bhd.                                  106,000              410
Petronas Gas Berhad                                     99,000              232
Malaysia Internation Shipping Bhd.                     137,000              225
Public Bank Bhd.                                       216,000              224
Commerce Asset-Holding Bhd.                             49,000              126
Resorts World Bhd                                       37,000              106
Malaysian Airline System Bhd.                          115,000               99
                                                                        --------
                                                                          2,332
Mexico 2.2%
Telefonos de Mexico SP - ADR                             9,870            1,110
Cifra SA de CV `V'                                     155,793              312
Cemex SA de CV (b)                                      10,567              295
Grupo Televisa SA SP - GDR (b)                           4,200              287
Grupo Modelo SA de CV `C'                              101,500              279
Grupo Mexico SA `B'                                     34,800              172
Grupo Industrial Bimbo SA de CV `A'                     73,540              164
Grupo Carso SA de CV `A1' (b)                           32,850              164
Kimberly-Clark de Mexico SA de CV `A'                   39,350              154
Formento Economico Mexicano SP - ADR                     3,140              140
Alfa SA de CV `A'                                       21,050               99
Empresas La Moderna SA de CV (b)                        15,400               89
TV Azteca SA de CV SP - ADR                              4,100               37
Controladora Comercial Mexicana SA de CV                27,000               36
Industrias Penoles SA `CP' (b)                          12,100               35
Desc SA de CV `B'                                       37,600               31
Desc SA de CV `C'                                        7,835                7
Transport Maritima SP-ADR                                  750                4
                                                                        --------
                                                                          3,415
Netherlands 3.9%
Royal Dutch Petroleum Co.                               25,770            1,580
ING Groep NV                                            10,685              645
Koninklijke KPN NV                                       5,670              553
Koninklijke Philips Electronics NV                       3,900              530
Unilever NV                                              7,953              439
Aegon NV                                                 4,200              406
ABN-AMRO Holdings                                       13,600              340
Fortis NL                                                7,960              287
Verernigde Nederlandse Uitgeversbedrijven
verenigd Bezit                                           4,380              230
Akzo Noble NV                                            3,980              200
TNT Post Groep NV (b)                                    6,340              182
Elsevier NV                                             14,030              168
Heineken NV                                              3,100              151
Koninklijke Ahold NV                                     4,700              139
Wolters Kluwer NV                                        2,900               98
                                                                        --------
                                                                          5,948
New Zealand 0.9%
Telecom Corp. of New Zealand Ltd.                      159,200              749
Carter Holt Harvey Ltd.                                147,500              193
Lion Nathan Ltd.                                        59,600              139
Fletcher Challenge Energy                               52,800              138
Brierley Investments Ltd. (b)                          566,000              118
Fisher & Paykel Industries Ltd.                         21,200               81
                                                                        --------
                                                                          1,418

Norway 2.2%
Norsk Hydro ASA                                         28,470            1,195
Orkla ASA                                               20,800              358
Storebrand ASA                                          37,700              287
Christiania Bank Og Kreditkasse                         53,900              266
Petroleum Geo-Services (b)                              14,100              252
Den Norske Bank ASA                                     61,060              251
Norske Skogindustrier ASA                                5,600              236
Merkantildata ASA                                       17,900              217
Tandberg Television ASA (b)                              8,500              118
Tomra Systems ASA (b)                                    6,400              109
Hafslund ASA `B'                                        20,200               78
Unitor ASA                                               4,000               30
                                                                        --------
                                                                          3,397
Poland 1.6%
Telekomunikacja Polska (b)                             125,000              806
Bank Slaski SA W Katowicach                              3,620              246
Elektrim Spolka Akcyjna SA                              21,780              216
Polski Koncern Naftowy                                  15,553              194
Bank Rozwoju Eksportu SA                                 5,980              189
Prokom Software SA                                       5,400              167
Bank Handlowy W. Warszawie                               9,470              140
Wielkopolski Bank Kredytowy SA                          19,590              133
Big Bank Gdanski SA                                     42,500              132
Softbank SA                                              2,860               95
Stomil Olsztyn SA                                       14,500               90
Debica SA                                                4,930               52
                                                                        --------
                                                                          2,460
Portugal 2.5%
Portugal Telecom SA                                    101,450            1,113
EDP-Electricidade de Portugal SA                        57,000              995
Banco Comercial Portugues-R SA                          86,090              478
Banco Espirito Santo e Comercial de Lisboa SA           11,085              312
Jeronimo Martins - SGPS SA                               9,500              243
Brisa Auto Estradas de Portugal SA                      29,550              227
Sonae Investimentos-Sociedade Gestora
de Participacoes Sociais SA                              3,380              178
Cimpor-Cimentos de Portugal SGPS SA                     10,495              174
Banco Portugues de Investimento                         39,500              168
                                                                        --------
                                                                          3,888
Singapore 2.2%
DBS Group Holdings Ltd.                                 45,423              745
Singapore Press Holdings                                27,400              594
Oversea-Chinese Banking Corp.                           56,700              521
Singapore Airlines Ltd.                                 29,000              329
United Overseas Bank                                    31,574              279
City Developments Ltd.                                  44,000              258
Singapore Telecommunications                           124,000              256
Overseas Union Bank                                     30,722              180
Singapore Tech Engineering Ltd.                        111,000              172
Keppel Corp. Ltd.                                       46,000              120
                                                                        --------
                                                                          3,454

                                                      See accompanying notes  33

International Fund
December 31, 1999 (Unaudited)

                                                                         Value
                                                         Shares         (000s)
-------------------------------------------------------------------------------

South Korea 0.1%
SK Telecom Co. Ltd.                                          60     $      215
                                                                    -----------
Sweden 2.5%
MSCI Sweden Opal Series B (b)                            10,660          3,853
                                                                    -----------

Switzerland 5.1%
Roche Holding AG                                            143          1,697
Novartis AG                                               1,114          1,636
Credit Suisse Group                                       5,125          1,019
UBS AG (b)                                                3,550            959
Nestle SA                                                   438            802
Zurich Allied AG                                            925            527
Swisscom AG                                               1,150            465
New ABB Ltd. (b)                                          2,873            351
Schindler Holding AG                                        119            191
Holderbank Financiere Glarus AG                             131            179
                                                                    -----------
                                                                         7,826
Taiwan 2.7%
Taiwan Fund, Inc.                                        56,300          1,147
Winbond Electronics Corp. (b)                            41,420            958
Asustek Computer, Inc.                                   42,000            585
China Steel Corp. SP - GDR                               29,900            448
Asia Cement Corp. SP - GDR                               37,817            365
Advanced Semiconductor Engineering SP - GDR (b)          14,391            282
Evergreen Marine Corp.                                   31,320            263
Standard Foods Taiwan Ltd. (b)                           32,000            132
                                                                    -----------
                                                                         4,180
Turkey 5.1%
Turkiye Is Bankasi `C'                               48,121,400          2,307
Yapi ve Kredi Bankasi AS                             35,295,854          1,090
Turkiye Garanti Bankasi AS                           51,210,200            774
Migros Turk TAS                                         871,200            562
Ege Biracilik ve Malt Sanayi AS                       5,793,000            443
Arcelik AS                                            6,369,000            417
Eregli Demir Ve Celik Fabrikalari TAS                 8,214,000            341
Trakya Cam Sanayii AS                                23,045,104            293
Dogan Sirketler Grubu Holding AS                      9,125,000            269
Akbank TAS                                            8,374,649            247
Aygaz AS                                              1,179,000            228
Vestel Elektronik Sanayi                                884,000            212
Adana Cimento Sanayi `A'                              5,311,744            191
Haci Omer Sabanci Holding AS                          2,868,000            167
Netas Northern Electric Telekomunikasyon AS           1,200,600            159
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS       1,976,000            118
                                                                    -----------
                                                                         7,818
United Kingdom 4.4%
Morgan Stanley Capital LLC                                7,000          1,576
WEBS Index Fund                                         234,000          5,016
                                                                    -----------
                                                                         6,592
                                                                    -----------
Total Common Stocks                                                    148,226
(Cost $111,899)                                                     ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.6%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Time Deposits 3.6%
State Street Bank (c)
   2.500% due 01/04/2000                     BP           3,400          5,492

                                                                    -----------
Total Short-Term Instruments                                             5,492
(Cost $5,483)                                                       ===========


Total Investments (a) 100.0%                                        $  153,718
(Cost $117,382)

Other Assets and Liabilities (Net) 0.0%                                     22
                                                                    -----------

Net Assets 100.0%                                                   $  153,740
                                                                    ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $   41,749

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (5,413)
                                                                    -----------

Unrealized appreciation-net                                         $   36,336
                                                                    ===========
(b) Non-income producing security.

(c) Assets with an aggregate market value of $5,492 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                           # of      Unrealized
Type                                                  Contracts    Appreciation
-------------------------------------------------------------------------------
FTSE 100 Index Futures (03/2000)                             61     $      167

34 See accompanying notes

Schedule of Investments

Mid-Cap Growth Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 100.5%
--------------------------------------------------------------------------------

Aerospace 1.0%
General Dynamics Corp.                                 202,000       $   10,656
                                                                     -----------
Capital Goods 3.9%
Waters Corp. (b)                                       259,200           13,738
Millipore Corp.                                        344,700           13,314
TRW, Inc.                                              240,400           12,486
                                                                     -----------
                                                                         39,538
Communications 2.4%
CenturyTel, Inc.                                       280,350           13,282
Westwood One, Inc.                                     155,800           11,841
                                                                     -----------
                                                                         25,123
Consumer Discretionary 8.9%
Tiffany & Co.                                          189,800           16,940
Dollar Tree Stores, Inc.                               303,000           14,677
B.J.'s Wholesale Club, Inc. (b)                        384,600           14,038
Intimate Brands, Inc.                                  297,940           12,849
Bed, Bath & Beyond, Inc. (b)                           323,500           11,242
Furniture Brands International, Inc. (b)               509,500           11,209
MGM Grand, Inc. (b)                                    206,700           10,400
Mattel, Inc.                                                 1                0
                                                                     -----------
                                                                         91,355
Consumer Services 1.2%
Times Mirror Co. `A'                                   181,700           12,174
                                                                     -----------

Consumer Staples 3.3%
Dean Foods Co.                                         312,000           12,402
SUPERVALU, Inc.                                        538,200           10,764
McCormick & Co.                                        342,900           10,201
                                                                     -----------
                                                                         33,367
Energy 4.0%
Kerr McGee Corp.                                       208,100           12,902
Dynegy, Inc.                                           517,900           12,591
Occidental Petroleum Corp.                             578,400           12,508
Apache Corp.                                            45,600            1,684
Anadarko Petroleum Corp.                                47,000            1,604
                                                                     -----------
                                                                         41,289

Financial & Business Services 14.3%
USWeb Corp.                                            324,100           14,402
Zions Bancorporation                                   229,400           13,578
Valassis Communications, Inc. (b)                      297,050           12,550
Ambac Financial Group, Inc.                            231,200           12,066
Providian Financial Corp.                              117,850           10,732
Capital One Financial Corp.                            222,000           10,698
Apartment Investment & Management Co. `A' (b)          264,500           10,530
Liberty Property Trust                                 431,100           10,454
PMI Group, Inc.                                        211,000           10,299
Bank United Corp. `A'                                  372,800           10,159
Profit Recovery Group International, Inc. (b)          373,700            9,925
Golden State Bancorp, Inc. (b)                         477,600            8,239
Peoples Heritage Financial Group                       513,100            7,729
Ace Ltd.                                               301,200            5,026
                                                                     -----------
                                                                        146,387
Health Care 8.5%
Medimmune, Inc. (b)                                    141,000           23,388
IDEC Pharmaceuticals Corp. (b)                         181,800           17,862
Allergan, Inc.                                         273,300           13,596
Bausch & Lomb, Inc.                                    197,700           13,530
Forest Laboratories `A' (b)                            151,700            9,320
C.R. Bard, Inc.                                        173,800            9,211
                                                                     -----------
                                                                         86,907
Materials & Processing 5.8%
Boise Cascade Corp.                                    332,900           13,482
Willamette Industries                                  283,900           13,184
Temple-Inland, Inc.                                    196,300           12,944
Martin Marietta Materials, Inc.                        251,900           10,328
Pall Corp.                                             445,200            9,600
                                                                     -----------
                                                                         59,538
Technology 46.7%
Network Appliance, Inc. (b)                            257,200           21,364
Citrix Systems, Inc. (b)                               169,400           20,836
BEA Systems, Inc. (b)                                  291,400           20,380
Lam Research Corp. (b)                                 180,900           20,182
Symbol Technologies, Inc.                              314,800           20,009
Comverse Technology, Inc. (b)                          135,250           19,577
Veritas Software Corp. (b)                             135,950           19,458
KLA-Tencor Corp. (b)                                   171,200           19,067
Sierra Semiconductor Corp. (b)                          96,400           15,454
CSG Systems International, Inc. (b)                    376,700           15,021
Applied Micro Circuits Corp. (b)                       116,500           14,825
CTS Corp.                                              195,700           14,751
Dendrite International, Inc. (b)                       409,550           13,874
ISS Group, Inc. (b)                                    188,900           13,436
JDS Uniphase Corp. (b)                                  83,200           13,421
Harmonic Lightwaves, Inc. (b)                          140,400           13,329
Adaptec, Inc. (b)                                      266,000           13,267
Tektronix, Inc.                                        335,500           13,043
Jabil Circuit, Inc. (b)                                177,300           12,943
Amdocs Ltd. (b)                                        367,800           12,689
Adobe Systems, Inc.                                    187,900           12,636
Compuware Corp. (b)                                    335,000           12,479
QLogic Corp. (b)                                        77,900           12,454
Xilinx, Inc. (b)                                       262,000           11,913
Entrust Technologies, Inc. (b)                         190,100           11,393
Rational Software Corp. (b)                            225,800           11,092
Integrated Device Technology, Inc. (b)                 380,700           11,040
Network Solutions, Inc. (b)                             50,500           10,987
RF Micro Devices, Inc. (b)                             153,500           10,505
SDL, Inc. (b)                                           47,400           10,333
LSI Logic Corp. (b)                                    146,400            9,882
Legato Systems, Inc. (b)                               134,100            9,228
Cypress Semiconductor Corp. (b)                        232,900            7,540
Amkor Technology, Inc. (b)                             192,500            5,438
Vishay Intertechnology, Inc. (b)                       162,100            5,126
                                                                     -----------
                                                                        478,972

Utilities 0.5%
Florida Progress Corp.                                 113,200            4,790

                                                                     -----------
Total Common Stocks                                                   1,030,096
(Cost $770,977)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.4%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 1.4%
State Street Bank
    4.000% due 01/04/2000                           $   14,412           14,412
    (Dated 12/31/1999. Collateralized by
    Federal National Mortgage Association
    6.400% due 12/21/2001 valued at $14,702.
    Repurchase proceeds are $14,417.)
                                                                     -----------
Total Short-Term Instruments                                             14,412
(Cost $14,412)                                                       ===========

Total Investments (a) 101.9%                                         $1,044,508
(Cost $785,389)

Other Assets and Liabilities (Net) (1.9%)                               (19,174)
                                                                     -----------

Net Assets 100.0%                                                    $1,025,334
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $  281,274

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (22,155)
                                                                     -----------
Unrealized appreciation-net                                          $  259,119
                                                                     ===========
(b) Non-income producing security.

                                                       See accompanying notes 35

Schedule of Investments

Opportunity Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.6%
--------------------------------------------------------------------------------

Capital Goods 0.5%
Tower Automotive, Inc. (b)                             193,900       $    2,993
                                                                     -----------
Communications 12.1%
WinStar Communications, Inc. (b)                       128,500            9,670
Pinnacle Holdings, Inc. (b)                            203,300            8,615
Millicom International Cellular SA (b)                 130,100            8,115
Worldgate Communications, Inc. (b)                     157,500            7,491
Citadel Communications Corp. (b)                       110,500            7,168
Cumulus Media, Inc. (b)                                131,300            6,662
True North Communications                              138,600            6,194
Young Broadcasting Corp. (b)                            99,550            5,077
ICG Communications, Inc. (b)                           269,800            5,059
Orckit Communications Ltd. (b)                         104,000            3,569
American Mobile Satellite Corp. (b)                    152,800            3,218
                                                                     -----------
                                                                         70,838
Consumer Discretionary 7.7%
B.J.'s Wholesale Club, Inc. (b)                        168,300            6,143
United Stationers, Inc.                                186,700            5,333
Zale Corp. (b)                                         100,800            4,876
Quiksilver, Inc. (b)                                   311,500            4,828
Charlotte Russe Holding, Inc. (b)                      219,200            4,603
Pacific Sunwear of California (b)                      137,250            4,375
Furniture Brands International, Inc. (b)               197,800            4,352
Netratings, Inc. (b)                                    83,100            3,999
School Specialty, Inc. (b)                             227,400            3,439
Station Casinos, Inc. (b)                              126,100            2,829
                                                                     -----------
                                                                         44,777
Consumer Services 3.5%
The Cheesecake Factory (b)                             156,300            5,471
Sotheby's Holdings `A'                                 181,700            5,451
SFX Entertainment, Inc. `A' (b)                        142,650            5,162
Avis Rent A Car, Inc. (b)                              164,375            4,202
                                                                     -----------
                                                                         20,286
Consumer Staples 0.6%
Performance Food Group Co. (b)                         156,100            3,805
                                                                     -----------


Energy 5.5%
UTI Energy Corp. (b)                                   335,600            7,740
Rowan Cos., Inc. (b)                                   330,200            7,161
Key Energy Group, Inc. (b)                             967,100            5,017
Newpark Resources, Inc. (b)                            762,800            4,672
Ocean Energy, Inc. (b)                                 574,000            4,449
Superior Energy Services (b)                           426,600            2,880
                                                                     -----------
                                                                         31,919
Environmental Services 0.4%
IT Group, Inc. (b)                                     283,000            2,600
                                                                     -----------

Financial & Business Services 10.2%
Rare Medium Group, Inc. (b)                            289,300            9,872
Reckson Service Industries, Inc. (b)                   156,500            9,762
Modem Media Poppe Tyson, Inc. (b)                       85,800            6,038
Precision Response Corp. (b)                           218,100            5,289
Charles River Associates, Inc. (b)                     152,000            5,092
Astoria Financial Corp.                                149,200            4,541
Annuity and Life Re                                    166,800            4,358
Meristar Hospitality Corp.                             271,600            4,346
Technology Solutions Co. (b)                           118,200            3,871
Allied Capital Corp. Funds                             170,300            3,119
Profit Recovery Group International, Inc. (b)          115,300            3,063
                                                                     -----------
                                                                         59,351
Health Care 16.5%
Medicis Pharmaceutical `A' (b)                         352,900           15,020
Protein Design Labs, Inc. (b)                          145,600           10,192
Arthrocare Corp. (b)                                   131,200            8,003
INAMED Corp. (b)                                       176,200            7,731
Renal Care Group, Inc. (b)                             308,800            7,218
Progenics Pharmaceuticals, Inc. (b)                    144,500            7,062
Health Management Associates, Inc. `A' (b)             512,100            6,849
Alkermes, Inc. (b)                                     123,900            6,087
ResMed, Inc. (b)                                       139,500            5,824
Cyberonics, Inc. (b)                                   318,100            5,070
Gilead Sciences, Inc. (b)                               89,200            4,828
Jones Pharma, Inc.                                     102,100            4,435
Magellan Health Services (b)                           654,000            4,128
MID Atlantic Medical Services (b)                      461,600            3,837
                                                                     -----------
                                                                         96,284
Materials & Processing 1.6%
Shaw Group Inc. (The)                                  209,600            5,306
Gaylord Container Corp. `A' (b)                        596,900            4,066
                                                                     -----------
                                                                          9,372
Technology 35.1%
Xircom, Inc. (b)                                       122,600            9,195
ImageX.com, Inc. (b)                                   214,500            8,982
Visual Networks, Inc. (b)                              110,500            8,757
Intraware, Inc. (b)                                    108,600            8,681
TranSwitch Corp. (b)                                   118,500            8,599
Fairchild Semiconductor International, Inc. (b)        279,400            8,312
National Information Consortium, Inc. (b)              259,300            8,298
Art Technology Group, Inc. (b)                          63,700            8,162
About.com, Inc. (b)                                     89,400            8,024
The Vialink Co. (b)                                    207,800            7,559
Getty Images, Inc. (b)                                 143,500            7,014
nFront, Inc. (b)                                       318,850            6,377
BindView Development Corp. (b)                         127,925            6,356
Whittman-Hart, Inc. (b)                                117,700            6,312
Peregrine Systems, Inc. (b)                             73,900            6,221
Optimal Robotics Corp. (b)                             164,500            6,128
MKS Instruments, Inc. (b)                              160,600            5,802
NETIQ Corp. (b)                                        110,300            5,742
L-3 Communications Holdings, Inc. (b)                  135,500            5,640
CuraGen Corp. (b)                                       72,800            5,078
Maxygen, Inc. (b)                                       70,800            5,027
Advanced Energy Industries (b)                          98,500            4,851
ResourcePhoenix.com, Inc. (b)                          231,000            4,562
Westell Technologies, Inc. (b)                         420,900            4,525
CBT Group PLC SP - ADR (b)                             133,100            4,459
Espeed, Inc. (b)                                       124,000            4,410
Documentum, Inc. (b)                                    70,300            4,209
Jupiter Communications, Inc.                           138,800            4,199
CSG Systems International, Inc. (b)                    102,000            4,067
Critical Path, Inc. (b)                                 41,500            3,916
Aeroflex, Inc. (b)                                     365,350            3,791
Helix Technology Corp. (b)                              82,500            3,697
Digital Island, Inc. (b)                                34,000            3,234
Metron Technology (b)                                  186,900            3,001
Digital Microwave Corp. (b)                             76,400            1,791
                                                                     -----------
                                                                        204,978
Transportation 0.7%
Atlantic Coast Airlines Holdings (b)                   184,000            4,370
                                                                     -----------

Utilities 1.2%
Independent Energy Holdings PLC (b)                    216,800            7,222

                                                                     -----------
Total Common Stocks                                                     558,795
(Cost $401,761)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.9%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 4.9%
State Street Bank
   4.000% due 01/03/2000                             $  28,403           28,403
    (Dated 12/31/1999. Collateralized by
    Federal National Mortgage Association
    6.400% due 09/27/2001 valued at $28,974.
    Repurchase proceeds are $28,412.)
                                                                     -----------
Total Short-Term Instruments                                             28,403
(Cost $28,403)                                                       ===========

Total Investments (a) 100.5%                                         $  587,198
(Cost $430,164)

Other Assets and Liabilities (Net) (0.5%)                                (2,787)
                                                                     -----------
Net Assets 100.0%                                                    $  584,411
                                                                     ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $  168,951

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (11,917)
                                                                     -----------
Unrealized appreciation-net                                          $  157,034
                                                                     ===========


(b) Non-income producing security.

36 See accompanying notes

Schedule of Investments

Precious Metals Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 97.9%
-------------------------------------------------------------------------------

Australia 5.3%
Lihir Gold Ltd. (b)                                    230,000      $       168
Sons of Gwalia Ltd. `A'                                 50,000              167
Delta Gold NL                                          100,000              153
Newcrest Mining Ltd.                                    44,000              150
Normandy Mining Ltd.                                   150,000              106
Ranger Minerals NL (b)                                  38,224               55
Emperor Mines Ltd. (b)                                  86,999               38
                                                                    -----------
                                                                            837
Canada 28.9%
Meridian Gold, Inc. (b)                                145,000              984
Agnico-Eagle Mines Ltd.                                 95,000              701
Franco-Nevada Mining Corp. Ltd.                         44,950              690
Placer Dome, Inc.                                       55,000              591
Barrick Gold Corp.                                      30,000              531
Namibian Minerals Corp. (b)                             75,000              459
IAMGOLD, International African Mining Gold Corp.        85,000              191
Central Fund of Canada                                  40,000              168
Richmont Mines, Inc. (b)                                95,000              148
Battle Mountain Canada Ltd.                             50,000              108
Pangea Goldfields, Inc. (b)                              7,700               20
                                                                    -----------
                                                                          4,591
South Africa 38.0%
Harmony Gold Mining Co. Ltd. (b)                       162,795            1,045
Gold Fields Ltd. SP - ADR                              206,494              936
ASA Ltd.                                                45,000              852
AngloGold Ltd.                                          14,200              724
Western Areas Gold Mining Co. Ltd.                     120,000              448
Durban Roodeport Deep Ltd. (b)                         190,039              339
Driefontein Consolidated Ltd.                           70,000              338
Randfontein Estates Gold Mining Co.
Witwatersrand Ltd.                                     175,000              245
Anglo American Platinum Corp. Ltd.                       7,000              213
AngloGold Ltd. SP - ADR                                  7,000              180
Avgold Ltd. (b)                                        250,000              173
Consolidated African Mines Ltd.                      1,000,000              128
Northam Platinum (b)                                   100,000              125
Randgold & Exploration Co. Ltd. (b)                     86,000              119
Afrikander Lease Ltd. (b)                              200,000               79
Durban Roodepoort Deep Ltd. SP - ADR (b)                41,961               71
Durban Roodepoort Deep Options `B' (b)                  20,980                7
Randfontein Estates Gold Options (b)                     7,800                3
Durban Roodepoort Deep Options (b)                      83,922                0
                                                                    -----------
                                                                          6,025
United Kingdom 2.0%
Rangold Resources Ltd. (b)                              78,900              316
                                                                    -----------
United States 23.7%
Newmont Mining Corp.                                    40,000              980
Homestake Mining Co.                                   120,000              938
Goldcorp, Inc. `A'                                     140,000              805
Stillwater Mining Co. (b)                               15,000              478
Battle Mountain Gold Co.                               140,000              289
Golden Cycle Gold Corp.                                 24,862              158
Royal Gold, Inc. (b)                                    30,000              109
                                                                    -----------
                                                                          3,757
                                                                    -----------
Total Common Stocks                                                      15,526
(Cost $17,050)                                                      ===========


                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.0%
--------------------------------------------------------------------------------

Repurchase Agreements 3.0%
State Street Bank
    4.000% due 01/03/2000                          $       475      $       475
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Mortgage Corporation
    6.680% 12/28/2001 valued at $489.
    Repurchase proceeds are $475.)
                                                                    -----------
Total Short-Term Instruments                                                475
(Cost $475)                                                         ===========

Total Investments (a) 100.9%                                        $    16,001
(Cost $17,525)

Other Assets and Liabilities (Net) (0.9%)                                  (144)
                                                                    -----------

Net Assets 100.0%                                                   $    15,857
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $     1,820

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (3,344)
                                                                    -----------
Unrealized depreciation-net                                         $    (1,524)
                                                                    ===========
(b) Non-income producing security.

                                                       See accompanying notes 37

Schedule of Investments

Renaissance Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.0%
--------------------------------------------------------------------------------

Aerospace 2.7%
Orbital Sciences Corp. (b)                             780,000        $  14,479
                                                                      ----------
Capital Goods 4.7%
CNH Global NV                                        1,081,500           14,397
Metso OYJ                                              537,000            6,978
McDermott International, Inc.                          345,000            3,127
Raytheon Co. `A'                                        51,000            1,265
                                                                      ----------
                                                                         25,767
Communications 3.3%
Loral Space & Communications Ltd.                      609,500           14,818
Comsat Corp.                                           153,171            3,044
ICO Global Communications (b)                          100,000              363
                                                                      ----------
                                                                         18,225
Consumer Discretionary 3.7%
Tupperware Corp.                                       528,000            8,943
Hitachi Ltd.                                           517,000            8,299
Great Atlantic & Pacific Tea Co., Inc.                 110,000            3,066
                                                                      ----------
                                                                         20,308
Consumer Services 0.2%
Renaissance Re Holdings Ltd.                            23,000              940
                                                                      ----------

Consumer Staples 8.7%
Suiza Foods Corp. (b)                                  475,000           18,822
Corn Products International, Inc.                      389,000           12,740
Philip Morris Cos., Inc.                               260,000            6,029
Tate & Lyle PLC                                        639,345            4,095
Tyson Foods, Inc.                                      235,000            3,819
Flowers Industries, Inc.                               115,200            1,836
                                                                      ----------
                                                                         47,341
Energy 14.4%
Valero Energy Corp.                                  1,000,900           19,893
Nabors Industries, Inc. (b)                            595,600           18,426
R & B Falcon Corp. (b)                                 891,000           11,806
Rowan Cos., Inc. (b)                                   446,900            9,692
Union Pacific Resources Group                          538,700            6,868
Gulf Canada Resources Ltd.                           1,573,700            5,311
Tosco Corp.                                            137,500            3,738
Ocean Energy, Inc. (b)                                 380,000            2,945
                                                                      ----------
                                                                         78,679
Environmental Services 1.0%
Republic Services, Inc.                                360,000            5,175
                                                                      ----------

Financial & Business Services 18.1%
Aetna, Inc.                                            452,600           25,261
Ace Ltd.                                             1,174,800           19,604
Pacific Century Financial Corp.                        754,300           14,096
Everest Reinsurance Holdings, Inc.                     408,200            9,108
St. Paul Cos., Inc.                                    235,800            7,944
Conseco, Inc.                                          300,000            5,362
Washington Mutual, Inc.                                190,000            4,940
Fremont General Corp.                                  667,000            4,919
AmeriCredit Corp. (b)                                  210,700            3,898
SLM Holding Corp.                                       57,900            2,446
Aon Corp.                                               25,000            1,000
IPC Holdings Limited                                    20,000              298
                                                                      ----------
                                                                         98,876
Health Care 7.7%
Foundation Health Systems, Inc. `A' (b)              2,297,000           22,826
Tenet Healthcare Corp. (b)                             821,900           19,315
                                                                      ----------
                                                                         42,141
Materials & Processing 15.9%
Asia Pulp & Paper Co. Ltd. SP - ADR                  2,535,900           19,970
Ispat International NV                               1,005,300           16,210
Smurfit-Stone Container Corp. (b)                      588,500           14,418
Gaylord Container Corp. `A' (b)                      2,014,200           13,722
Ucar International, Inc. (b)                           675,000           12,023
Buenaventura SA                                        211,000            3,389
Mercer International, Inc.                             561,800            2,598
Eastman Chemical Co.                                    40,000            1,908
IMC Global, Inc.                                       100,000            1,638
CK Witco Corp.                                          83,800            1,121
                                                                      ----------
                                                                         86,997
Technology 11.8%
Arrow Electronics, Inc. (b)                            957,000           24,284
Micron Technology, Inc. (b)                            244,000           18,971
Matsushita Electric Industrial Co. Ltd.                455,000           12,603
Kulicke & Soffa Industries (b)                         131,100            5,580
Hutchinson Technology (b)                              130,000            2,763
                                                                      ----------
                                                                         64,201
Utilities 4.8%
Niagara Mohawk Holdings, Inc.                          688,300            9,593
Midamerican Energy Holdings Co. (b)                    209,000            7,041
Citizens Utilities Co. `B'                             376,100            5,336
Western Resources, Inc.                                255,000            4,335
PG&E Corp.                                               6,700              137
                                                                      ----------
                                                                         26,442
                                                                      ----------
Total Common Stocks                                                     529,571
(Cost $539,263)                                                       ==========

--------------------------------------------------------------------------------
 CONVERTIBLE BONDS & NOTES 0.4%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Convertible Bonds & Notes 0.4%
APP Finance VI Mauritius Ltd.
   0.000% due 11/18/2012                           $    10,000            1,791
APP Global Finance Ltd.
   2.000% due 07/25/2000                                   500              549

                                                                      ----------
Total Convertible Bonds & Notes                                           2,340
(Cost $2,345)                                                         ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.2%
--------------------------------------------------------------------------------

Repurchase Agreement 2.2%
State Street Bank
    4.000% due 01/03/2000                               11,761           11,761
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Bank 5.400% due
    11/17/2003 valued at $11,998.
    Repurchase proceeds are $11,795.)
                                                                      ----------
Total Short-Term Instruments                                             11,761
(Cost $11,761)                                                        ==========

Total Investments (a) 99.6%                                           $ 543,672
(Cost $553,369)

Other Assets and Liabilities (Net) 0.4%                                   2,288
                                                                      ----------

Net Assets 100.0%                                                     $ 545,960
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $  59,945

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (69,642)
                                                                      ----------

Unrealized depreciation-net                                           $  (9,697)
                                                                      ==========
(b) Non-income producing security.

38 See accompanying notes

Schedule of Investments

Small-Cap Value Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.8%
--------------------------------------------------------------------------------

Aerospace 4.1%
Cordant Technologies, Inc.                             103,000         $  3,399
Kaman Corp.                                            259,000            3,334
AAR Corp.                                              171,000            3,067
Newport News Shipbuilding, Inc.                        110,000            3,025
                                                                       ---------
                                                                         12,825
Building 4.8%
MDC Holdings, Inc.                                     217,000            3,404
Centex Construction Products, Inc.                      83,000            3,237
Butler Manufacturing Co.                               133,000            2,968
Hughes Supply, Inc.                                    137,000            2,954
Hussmann International, Inc.                           184,000            2,771
                                                                       ---------
                                                                         15,334
Capital Goods 13.1%
C&D Technologies, Inc.                                  85,200            3,621
Intermet Corp.                                         311,000            3,614
Tecumseh Products Co. `A'                               73,100            3,449
Gleason Corp.                                          144,000            3,349
Arvin Industries, Inc.                                 117,800            3,343
Trinity Industries, Inc.                               116,000            3,299
Meritor Automotive, Inc.                               170,000            3,294
Westinghouse Air Brake Co.                             185,000            3,284
Borg-Warner Automotive, Inc.                            80,000            3,240
Precision Castparts Corp.                              123,000            3,229
GenCorp, Inc.                                          321,600            3,177
Barnes Group, Inc.                                     164,000            2,675
MTS Systems Corp.                                      304,000            2,356
                                                                       ---------
                                                                         41,930
Consumer Discretionary 12.9%
Harman International Industries, Inc.                   63,000            3,535
Claire's Stores, Inc.                                  154,000            3,446
Burlington Coat Factory Warehouse Corp.                243,000            3,372
Lancaster Colony Corp.                                 101,000            3,346
Banta Corp.                                            148,000            3,339
Kimball International `B'                              197,400            3,257
Russ Berrie & Co., Inc.                                123,000            3,229
Ennis Business Forms                                   410,000            3,178
Jostens, Inc.                                          130,000            3,161
Sturm Ruger & Co., Inc.                                334,000            2,964
Enesco Group, Inc.                                     266,000            2,943
Haverty Furniture Cos., Inc.                           218,000            2,751
Brown Shoe Co., Inc.                                   185,000            2,613
                                                                       ---------
                                                                         41,134
Consumer Services 2.0%
Chemed Corp.                                           120,000            3,435
Lubys Cafeterias, Inc.                                 273,000            3,105
                                                                       ---------
                                                                          6,540
Consumer Staples 4.4%
Michael Foods, Inc.                                    139,000            3,423
Corn Products International, Inc.                       98,000            3,210
Universal Foods                                        156,000            3,179
Universal Corp.                                        137,000            3,125
Nash Finch Co.                                         190,500            1,214
                                                                       ---------
                                                                         14,151
Energy 5.6%
Santa Fe Snyder Corp. (b)                              390,000            3,120
Mitchell Energy & Development Corp. `B'                141,000            3,040
UGI Corp.                                              142,900            2,921
World Fuel Services Corp.                              388,000            2,910
Cross Timbers Oil Co.                                  305,700            2,770
Berry Petroleum Co.                                    108,100            1,635
St. Mary Land & Exploration                             58,200            1,440
                                                                       ---------
                                                                         17,836
Financial & Business Services 25.4%
UST Corp.                                              127,000            4,032
Raymond James Financial, Inc.                          196,000            3,663
Arthur J. Gallagher & Co.                               56,000            3,627
Shurgard Storage Centers, Inc.                         153,000            3,548
Rollins Truck Leasing Co.                              297,000            3,545
Health Care Property Investors, Inc.                   146,640            3,501
Franchise Finance Corp. of America                     144,000            3,447
Cabot Industrial Trust                                 184,400            3,388
Washington Federal, Inc.                               167,000            3,298
United Dominion Realty Trust                           332,000            3,279
McGrath Rentcorp                                       187,000            3,273
Innkeepers USA Trust                                   396,000            3,241
National Golf Properties, Inc.                         163,000            3,219
Presidential Life Corp.                                171,000            3,142
Kelly Services, Inc. `A'                               125,000            3,141
Selective Insurance Group                              182,000            3,128
AmerUs Life Holdings, Inc. `A'                         136,000            3,128
New Plan Excel Realty Trust                            196,000            3,099
Commercial Federal Corp.                               172,000            3,064
Susquehanna Bancshares, Inc.                           191,000            3,032
Dain Rauscher Corp.                                     65,000            3,023
BankAtlantic Bancorp, Inc. `A'                         724,000            2,987
Hudson United Bancorp                                  116,000            2,964
Glimcher Realty Trust                                  229,000            2,949
Wallace Computer Services, Inc.                        151,700            2,522
                                                                       ---------
                                                                         81,240
Health Care 4.1%
Arrow International, Inc.                              124,000            3,596
Dentsply International, Inc.                           138,000            3,260
Invacare Corp.                                         158,000            3,169
Owens & Minor, Inc.                                    351,000            3,137
                                                                       ---------
                                                                         13,162
Materials & Processing 9.4%
Hanna (M.A.) Co.                                       328,000            3,588
Commercial Metals Co.                                  102,000            3,462
Caraustar Industries, Inc.                             144,000            3,456
Lincoln Electric Holdings, Inc.                        160,000            3,300
Cleveland-Cliffs, Inc.                                 100,000            3,113
CLARCOR, Inc.                                          163,800            2,948
Wausau-Mosinee Paper Corp.                             244,000            2,852
Ethyl Corp.                                            704,000            2,772
Universal Forest Products, Inc.                        181,000            2,670
Omnova Solutions, Inc.                                 230,400            1,786
                                                                       ---------
                                                                         29,947
Technology 1.0%
Dallas Semiconductor Corp.                              51,000            3,285
                                                                       ---------
Transportation 1.9%
USFreightways Corp.                                     71,000            3,399
Sea Containers Ltd. `A'                                104,000            2,769
                                                                       ---------
                                                                          6,168
Utilities 10.1%
CMP Group, Inc.                                        130,000            3,583
Energen Corp.                                          187,000            3,378
Avista Corp.                                           217,000            3,350
Peoples Energy Corp.                                    96,000            3,216
United Illuminating Co.                                 62,000            3,185
Washington Gas Light Co.                               115,000            3,163
National Fuel Gas Co.                                   67,000            3,116
Public Service Co. of New Mexico                       190,000            3,088
Hawaiian Electric Industries, Inc.                     106,000            3,061
RGS Energy Group, Inc.                                 148,000            3,043
                                                                       ---------
                                                                         32,183
                                                                       ---------
Total Common Stocks                                                     315,735
(Cost $359,379)                                                        =========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 0.5%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 0.5%
State Street Bank
    4.000% due 01/03/2000                             $  1,501            1,501
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Bank 5.400% due
    11/17/2003 valued at $1,536.
    Repurchase proceeds are $1,502.)
                                                                       ---------
Total Short-Term Instruments                                              1,501
(Cost $1,501)                                                          =========


Total Investments (a) 99.3%                                            $317,236
(Cost $360,880)

Other Assets and Liabilities (Net) 0.7%                                   2,159
                                                                       ---------

Net Assets 100.0%                                                      $319,395
                                                                       =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.
                                                                       $ 15,455
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (59,099)
                                                                       ---------

Unrealized depreciation-net                                            $(43,644)
                                                                       =========
(b) Non-income producing security.

                                                       See accompanying notes 39

Schedule of Investments

Target Fund
December 31, 1999 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.5%
--------------------------------------------------------------------------------

Capital Goods 1.9%
Weatherford International, Inc. (b)                    400,000       $   15,975
Waters Corp. (b)                                       300,000           15,900
                                                                     -----------
                                                                         31,875
Communications 7.5%
Echostar Communications Corp. (b)                      450,000           43,875
WinStar Communications, Inc. (b)                       425,000           31,981
Worldgate Communications, Inc. (b)                     542,500           25,803
Nextlink Communications, Inc. `A' (b)                  275,000           22,842
                                                                     -----------
                                                                        124,501
Consumer Discretionary 9.4%
Gemstar International Group Ltd. (b)                   650,000           46,313
Tiffany & Co.                                          375,000           33,469
Harley-Davidson, Inc.                                  300,000           19,219
Bed, Bath & Beyond, Inc. (b)                           450,000           15,637
Emmis Broadcasting Corp. `A' (b)                       125,000           15,580
Tandy Corp.                                            275,000           13,527
Kohls Corp. (b)                                        175,000           12,633
                                                                     -----------
                                                                        156,378
Consumer Services 1.2%
Royal Caribbean Cruises Ltd.                           400,000           19,725
                                                                     -----------

Energy 1.0%
Cooper Cameron Corp. (b)                               350,000           17,128
                                                                     -----------
Financial & Business Services 4.2%
Young & Rubicam, Inc.                                  500,000           35,375
VeriSign, Inc. (b)                                     150,000           28,641
E*Trade Group, Inc. (b)                                250,000            6,531
                                                                     -----------
                                                                         70,547
Health Care 11.1%
Medimmune, Inc. (b)                                    275,000           45,616
Immunex Corp. (b)                                      350,000           38,325
Minimed, Inc. (b)                                      400,000           29,300
Biogen, Inc. (b)                                       325,000           27,462
Alkermes, Inc. (b)                                     500,000           24,563
Allergan, Inc.                                         400,000           19,900
                                                                     -----------
                                                                        185,166
Technology 58.1%
Comverse Technology, Inc. (b)                          550,000           79,613
JDS Uniphase Corp. (b)                                 480,000           77,430
Citrix Systems, Inc. (b)                               450,000           55,350
SDL, Inc. (b)                                          250,000           54,500
Sierra Semiconductor Corp. (b)                         325,000           52,102
Jabil Circuit, Inc. (b)                                600,000           43,800
CMGI, Inc. (b)                                         150,000           41,531
Sanmina Corp. (b)                                      400,000           39,950
Network Appliance, Inc. (b)                            450,000           37,378
RF Micro Devices, Inc. (b)                             500,000           34,219
Gilat Satellite Networks Ltd. (b)                      275,000           32,656
E-Tek Dynamics, Inc. (b)                               225,000           30,291
Teradyne, Inc. (b)                                     450,000           29,700
Xircom, Inc. (b)                                       350,000           26,250
Apple Computer, Inc.                                   250,000           25,703
Rational Software Corp. (b)                            500,000           24,563
CommScope, Inc. (b)                                    600,000           24,187
Harmonic Lightwaves, Inc. (b)                          250,000           23,734
Maxim Integrated Products, Inc. (b)                    500,000           23,594
Portal Software, Inc. (b)                              225,000           23,147
Lexmark International Group, Inc. `A' (b)              250,000           22,625
LSI Logic Corp. (b)                                    300,000           20,250
Psinet, Inc. (b)                                       300,000           18,525
Redback Networks, Inc. (b)                             100,000           17,750
Altera Corp. (b)                                       350,000           17,346
Ciena Corp. (b)                                        300,000           17,250
Broadvision, Inc. (b)                                  100,000           17,006
Juniper Networks, Inc. (b)                              50,000           17,000
Amdocs Ltd. (b)                                        400,000           13,800
Extreme Networks, Inc. (b)                             125,000           10,437
Whittman-Hart, Inc. (b)                                175,000            9,384
Phone.com, Inc. (b)                                     60,000            6,956
American Satellite Network, Inc. - Warrant (b)          53,250                0
                                                                     -----------
                                                                        968,027
Transportation 1.4%
Kansas City Southern Industries, Inc.                  300,000           22,388
                                                                     -----------
Utilities 1.7%
Calpine Corp. (b)                                      450,000           28,800

                                                                     -----------
Total Common Stocks                                                   1,624,535
(Cost $874,587)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.2%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 3.2%
State Street Bank
    4.000% due 01/03/2000                             $ 54,037           54,037
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Bank 5.400% due
    11/17/2003 valued at $55,122.
    Repurchase proceeds are $54,055.)
                                                                     -----------
Total Short-Term Instruments                                             54,037
(Cost $54,037)                                                       ===========

Total Investments (a) 100.7%                                         $1,678,572
(Cost $928,624)

Other Assets and Liabilities (Net) (0.7%)                               (11,417)
                                                                     -----------

Net Assets 100.0%                                                    $1,667,155
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):


(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $  756,883

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (6,935)
                                                                     -----------

Unrealized appreciation-net                                          $  749,948
                                                                     ===========
(b) Non-income producing security.

40 See accompanying notes

Schedule of Investments

Tax-Efficient Equity Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.3%
--------------------------------------------------------------------------------

Aerospace 1.5%
Honeywell International, Inc.                           10,225         $    590
General Dynamics Corp.                                   3,100              164
Boeing Co.                                               1,800               75
                                                                       ---------
                                                                            829
Building 0.2%
Owens Corning                                            4,000               77
Fleetwood Enterprises, Inc.                              2,000               41
Centex Corp.                                               500               12
                                                                       ---------
                                                                            130
Capital Goods 6.5%
General Electric Co.                                    15,100            2,337
United Technologies Corp.                                4,100              267
Johnson Controls, Inc.                                   2,100              119
PPG Industries, Inc.                                     1,900              119
Tyco International Ltd.                                  3,000              117
Caterpillar, Inc.                                        2,300              108
Navistar International Corp. (b)                         2,000               95
Avery Dennison Corp.                                     1,300               94
Paccar, Inc.                                             1,600               71
Ingersoll-Rand Co.                                       1,200               66
Textron, Inc.                                              700               54
Deere & Co.                                              1,200               52
TRW, Inc.                                                1,000               52
Briggs & Stratton                                          900               48
ITT Industries, Inc.                                     1,300               43
Parker Hannifin Corp.                                      500               26
Dover Corp.                                                400               18
Minnesota Mining & Manufacturing Co.                       100               10
Cummins Engine Co., Inc.                                   200               10
Snap-On, Inc.                                              100                3
                                                                       ---------
                                                                          3,709

Communications 9.3%
SBC Communications, Inc.                                23,201            1,131
AT&T Corp.                                              17,100              868
MCI WorldCom, Inc. (b)                                  13,050              692
Qualcomm, Inc. (b)                                       3,200              564
Bell Atlantic Corp.                                      7,300              449
BellSouth Corp.                                          8,200              383
Nortel Networks Corp.                                    2,800              283
Nextel Communications, Inc. `A' (b)                      2,100              217
GTE Corp.                                                2,400              169
MediaOne Group, Inc. (b)                                 2,000              154
U.S. West, Inc.                                          1,500              108
Vodafone Group PLC SP - ADR                              2,000               99
ALLTEL Corp.                                             1,000               83
CenturyTel, Inc.                                         1,200               57
                                                                       ---------
                                                                          5,257
Consumer Discretionary 10.2%
Wal-Mart Stores, Inc.                                   20,700            1,431
Home Depot, Inc.                                        10,500              720
Time Warner, Inc.                                        6,800              493
General Motors Corp.                                     4,900              356
Gap, Inc.                                                5,875              270
Eastman Kodak Co.                                        3,500              232
UST, Inc.                                                7,900              199
Walgreen Co.                                             5,900              173
Ford Motor Co.                                           3,200              171
MAY Department Stores Co.                                4,600              148
Emerson Electric Co.                                     2,000              115
Dayton Hudson Corp.                                      1,400              103
TJX Cos., Inc.                                           4,800               98
Cendant Corp. (b)                                        3,300               88
Federated Department Stores, Inc. (b)                    1,700               86
Brunswick Corp.                                          3,800               85
Liz Claiborne, Inc.                                      2,200               83
Costco Wholesale Corp.                                     900               82
McGraw-Hill Companies, Inc.                              1,300               80
Whirlpool Corp.                                          1,200               78
Circuit City Stores                                      1,600               72
Masco Corp.                                              2,700               69
Pitney Bowes, Inc.                                       1,400               68
Dollar General Corp.                                     2,906               66
Lowe's Cos., Inc.                                        1,100               66
Toys R US, Inc. (b)                                      4,500               64
Avon Products, Inc.                                      1,800               58
Nike, Inc. `B'                                             900               45
Best Buy Co., Inc. (b)                                     800               40
Colgate-Palmolive Co.                                      600               39
American Greetings Corp. `A'                             1,500               35
AutoZone, Inc. (b)                                       1,000               32
Great Atlantic & Pacific Tea Co., Inc.                     700               20
Goodyear Tire & Rubber Co.                                 500               14
VF Corp.                                                   400               12
Office Depot, Inc.                                       1,000               11
                                                                       ---------
                                                                          5,802
Consumer Services 3.4%
CBS Corp.                                                8,799              563
McDonald's Corp.                                         6,200              250
Interpublic Group of Companies, Inc.                     3,400              196
Carnival Corp. `A'                                       3,900              186
Viacom, Inc. `B' (b)                                     2,800              169
Gannett, Inc.                                            1,600              131
Times Mirror Co. `A'                                     1,800              121
Disney (Walt) Co.                                        3,000               88
Harrah's Entertainment, Inc. (b)                         3,300               87
Knight-Ridder, Inc.                                      1,300               77
Tribune Co.                                              1,000               55
New York Times Co.                                         600               29
                                                                       ---------
                                                                          1,952
Consumer Staples 6.4%
Procter & Gamble Co.                                     6,200              679
Coca-Cola Co.                                         1  1,600              676
Kimberly-Clark Corp.                                     6,100              398
General Mills, Inc.                                      8,400              300
Quaker Oats Co.                                          3,800              249

Safeway, Inc. (b)                                        5,500              196
Anheuser Busch Cos., Inc.                                2,600              184
Pepsico, Inc.                                            4,600              162
Unilever NV - NY Shares                                  2,800              152
Seagram Co. Ltd.                                         3,300              148
Fortune Brands, Inc.                                     3,400              112
Nabisco Group Holdings Corp.                             7,000               74
Alberto-Culver Co.                                       2,500               65
Sysco Corp.                                              1,600               63
Bestfoods                                                1,200               62
Adolph Coors Co. `B'                                     1,000               53
Sara Lee Corp.                                           1,900               42
Brown-Forman Corp.                                         500               29
Kellogg Co.                                                200                6
                                                                       ---------
                                                                          3,650
Energy 5.6%
Exxon Corp.                                             19,556            1,575
Royal Dutch Petroleum Co.                                6,100              369
Chevron Corp.                                            1,900              165
AES Corp. (b)                                            1,900              142
Phillips Petroleum Co.                                   3,000              141
Rowan Cos., Inc. (b)                                     4,800              104
Conoco, Inc.                                             3,560               89
Atlantic Richfield Co.                                   1,000               87
Halliburton Co.                                          2,000               81
Helmerich & Payne, Inc.                                  3,500               76
Peco Energy Co.                                          2,100               73
Tosco Corp.                                              2,500               68
Amerada Hess Corp.                                       1,000               57
Sunoco, Inc.                                             2,300               54
Texaco, Inc.                                               900               49
Enron Corp.                                                600               27
Union Pacific Resources Group                            1,900               24
Southern Co.                                             1,000               24
                                                                       ---------
                                                                          3,205
Financial & Business Services 13.6%
Citigroup, Inc.                                         18,300            1,017
Chase Manhattan Corp.                                    7,500              583
Morgan Stanley, Dean Witter, Discover and Co.            3,700              528
Wells Fargo Co.                                         10,800              437
BankAmerica Corp.                                        8,000              401

                                                      See accompanying notes  41

Tax-Efficient Equity Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------

American International Group, Inc.                       3,391         $    367
American Express Co.                                     1,900              316
Paychex, Inc.                                            7,000              280
State Street Corp.                                       3,700              270
Bank of New York                                         6,200              247
MGIC Investment Corp.                                    4,000              241
MBNA Corp.                                               8,600              234
Charles Schwab Corp.                                     5,400              207
Providian Financial Corp.                                2,200              200
Federal National Mortgage Association                    3,100              194
Federal Home Loan Mortgage Corp.                         4,000              188
Hartford Financial Services Group, Inc.                  3,800              180
Merrill Lynch & Co.                                      2,000              167
Sun Trust Banks, Inc.                                    2,400              165
Comerica, Inc.                                           3,000              140
Marsh & McLennan Cos                                     1,300              124
SLM Holding Corp.                                        2,900              123
Firstar Corp.                                            5,200              110
Household International, Inc.                            2,700              101
Omnicom Group                                            1,000              100
Mellon Financial Corp.                                   2,900               99
Automatic Data Processing, Inc.                          1,800               96
Northern Trust Corp.                                     1,600               85
Golden West Financial Corp.                              2,100               70
Lehman Brothers Holdings, Inc.                             800               68
Southtrust Corp.                                         1,500               57
Fleet Boston Financial Corp.                             1,421               49
Bear Stearns Co., Inc.                                   1,165               49
American General Corp.                                     600               46
Franklin Resources, Inc.                                 1,300               42
AFLAC, Inc.                                                800               38
PNC Bank Corp.                                             700               31
Capital One Financial Corp.                                600               29
Lincoln National Corp.                                     400               16
Republic New York Corp.                                    200               14
Torchmark Corp.                                            300                9
                                                                       ---------
                                                                          7,718
Health Care 10.1%
Bristol-Myers Squibb Co.                                12,800              822
Merck & Co., Inc.                                       10,700              718
Johnson & Johnson                                        6,200              577
Pfizer, Inc.                                            17,600              571
Amgen, Inc. (b)                                          9,000              541
Schering-Plough Corp.                                    9,900              418
Abbott Laboratories                                     10,200              370
Eli Lilly & Co.                                          5,200              346
CIGNA Corp.                                              2,900              234
Medtronic, Inc.                                          5,700              208
Warner-Lambert Co.                                       2,400              197
Wellpoint Health Networks, Inc. (b)                      2,000              132
Becton Dickinson & Co.                                   4,600              122
United Healthcare Corp.                                  1,900              101
Guidant Corp.                                            1,800               85
Biomet, Inc.                                             2,000               80
Boston Scientific Corp. (b)                              3,000               66
Pharmacia & Upjohn, Inc.                                 1,100               50
St. Jude Medical, Inc.                                   1,000               31
                                                                       ---------
                                                                          5,669
Materials & Processing 2.3%
Rohm & Haas Co.                                          9,100              370
Alcoa, Inc.                                              2,700              224
E.I. Du Pont de Nemours, Inc.                            1,893              125
Engelhard Corp.                                          5,200               98
W.R. Grace & Co. (b)                                     6,000               83
Sealed Air Corp.                                         1,500               78
Praxair, Inc.                                            1,400               70
National Service Industries, Inc.                        2,000               59
Fort James Corp.                                         1,900               52
Barrick Gold Corp.                                       2,500               43
Air Products & Chemicals                                 1,100               37
Hercules, Inc.                                           1,300               36
Nucor Corp.                                                400               22
                                                                       ---------
                                                                          1,297
Technology 27.8%
Microsoft Corp. (b)                                     24,400            2,849
Cisco Systems, Inc. (b)                                 15,700            1,682
Intel Corp.                                             18,400            1,515
Lucent Technologies, Inc.                               16,300            1,219
Oracle Corp. (b)                                         8,400              941
International Business Machines Corp.                    8,500              918
Dell Computer Corp. (b)                                 17,700              903
America Online, Inc. (b)                                10,100              762
Sun Microsystems, Inc. (b)                               8,800              681
Hewlett Packard Co.                                      5,200              592
EMC Corp. (b)                                            5,200              568
Yahoo, Inc. (b)                                          1,100              476
Texas Instruments, Inc.                                  4,000              388
Applied Materials, Inc. (b)                              3,000              380
Tellabs, Inc. (b)                                        4,600              295
3Com Corp. (b)                                           6,100              287
Compuware Corp. (b)                                      6,900              257
Computer Sciences Corp. (b)                              2,400              227
Network Appliance, Inc. (b)                              2,400              199
Gateway, Inc. (b)                                        2,200              159
Solectron Corp. (b)                                      1,600              152
BMC Software, Inc. (b)                                   1,500              119
Adaptec, Inc. (b)                                        1,500               75
Corning, Inc.                                              500               64
Lexmark International Group, Inc. `A' (b)                  500               45
PerkinElmer, Inc.                                          600               25
                                                                       ---------
                                                                         15,778
Transportation 0.8%
Kansas City Southern Industries, Inc.                    3,100              231
Delta Air Lines, Inc.                                    1,500               75
FDX Corp. (b)                                            1,200               49
AMR Corp. (b)                                              500               34
Southwest Airlines Co.                                   1,500               24
Laidlaw, Inc.                                            3,800               20
                                                                       ---------
                                                                            433
Utilities 1.6%
Edison International                                    13,100              343
Coastal Corp.                                            4,700              167
Columbia Gas Systems, Inc.                               1,800              114
DTE Energy Co.                                           2,600               82
Duke Energy Corp.                                        1,400               70
Peoples Energy Corp.                                     1,200               40
Public Service Enterprise Group, Inc.                    1,100               38
Consolidated Edison, Inc.                                  900               31
Central & South West Corp.                                 900               18
Constellation Energy Group, Inc.                           400               12
Sempra Energy                                              500                9
                                                                       ---------
                                                                            924
                                                                       ---------
Total Common Stocks                                                      56,353
(Cost $47,350)                                                         =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.2%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 0.2%
State Street Bank
    4.000% due 01/03/2000                               $  134              134
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Mortgage Corporation
    6.680% due 12/28/2001 valued at $140.
    Repurchase proceeds are $134.)
                                                                       ---------
Total Short-Term Instruments                                                134
(Cost $134)                                                            =========

Total Investments (a) 99.5%                                            $ 56,487
(Cost $47,484)

Other Assets and Liabilities (Net) 0.5%                                     269
                                                                       ---------
Net Assets 100.0%                                                      $ 56,756
                                                                       =========

42 See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                   $ 10,658

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (1,655)
                                                                       ---------

Unrealized appreciation-net                                            $  9,003
                                                                       =========
(b) Non-income producing security.

                                                       See accompanying notes 43

Schedule of Investments

Value Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.5%
--------------------------------------------------------------------------------

Aerospace 2.1%
Northrop Grumman Corp.                                  82,000        $   4,433
                                                                      ---------
Capital Goods 6.2%
Dana Corp.                                             285,000            8,532
Parker Hannifin Corp.                                   90,000            4,618
                                                                      ---------
                                                                         13,150
Communications 7.6%
Bell Atlantic Corp.                                    130,000            8,003
GTE Corp.                                              113,000            7,974
                                                                      ---------
                                                                         15,977
Consumer Discretionary 15.5%
Tupperware Corp.                                       450,000            7,622
Thomas & Betts Corp.                                   210,000            6,694
Brunswick Corp.                                        210,000            4,672
Whirlpool Corp.                                         71,600            4,658
UST, Inc.                                              180,000            4,534
Liz Claiborne, Inc.                                    115,000            4,327
Lanier Worldwide, Inc.                                 122,000              473
                                                                      ---------
                                                                         32,980
Consumer Services 2.1%
Central Newspapers, Inc. `A'                           116,000            4,567
                                                                      ---------

Consumer Staples 4.2%
SUPERVALU, Inc.                                        235,000            4,700
Fortune Brands, Inc.                                   125,000            4,133
                                                                      ---------
                                                                          8,833
Energy 16.7%
Conoco, Inc.                                           372,000            9,254
Kerr McGee Corp.                                       145,000            8,990
Ultramar Diamond Shamrock Corp.                        375,000            8,508
Santa Fe International Corp.                           175,000            4,528
Repsol SA SP - ADR                                     180,000            4,185
                                                                      ---------
                                                                         35,465
Financial & Business Services 12.8%
Morgan, J.P. & Co., Inc.                                67,000            8,484
Deluxe Corp.                                           275,000            7,545
PNC Bank Corp.                                         100,000            4,450
Union Planters Corp.                                   105,000            4,141
Conseco, Inc.                                          139,600            2,495
                                                                      ---------
                                                                         27,115
Health Care 5.7%
Mallinckrodt, Inc.                                     250,000            7,953
Abbott Laboratories                                    115,000            4,176
                                                                      ---------
                                                                         12,129
Materials & Processing 12.1%
Westvaco Corp.                                         275,000            8,972
USX-U.S. Steel Group, Inc.                             270,000            8,910
USG Corp. (b)                                           85,000            4,006
IMC Global, Inc.                                       230,000            3,766
                                                                      ---------
                                                                         25,654
Technology 5.5%
Intel Corp.                                             51,000            4,198
Unisys Corp. (b)                                       130,000            4,152
Harris Corp.                                           122,000            3,256
                                                                      ---------
                                                                         11,606
Utilities 8.0%
Public Service Enterprise Group, Inc.                  245,000            8,529
DTE Energy Co.                                         135,000            4,236
NICOR, Inc.                                            130,000            4,225
                                                                      ---------
                                                                         16,990
                                                                      ---------
Total Common Stocks                                                     208,899
(Cost $222,642)                                                       =========
                                                     Principal
                                                       Amounts
                                                        (000)s
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.7%
--------------------------------------------------------------------------------
Repurchase Agreement 1.7%
State Street Bank
    4.000% due 01/03/2000                            $   3,510        $   3,510
    (Dated 12/31/1999. Collateralized by
    Federal National Mortgage Association
    0.000% due 01/18/2000 valued at $3,581
    Repurchase proceeds are $3,511.)
                                                                      ---------
Total Short-Term Instruments                                              3,510
(Cost $3,510)                                                         =========

Total Investments (a) 100.2%                                          $ 212,409
(Cost $226,152)

Other Assets and Liabilities (Net) (0.2%)                                  (392)
                                                                      ---------
Net Assets 100.0%                                                     $ 212,017
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $  11,412

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (25,155)
                                                                      ---------

Unrealized depreciation-net                                           $ (13,743)
                                                                      =========
(b) Non-income producing security.

44 See accompanying notes

Schedule of Investments

Value 25 Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 101.0%
--------------------------------------------------------------------------------

Aerospace 4.2%
Cordant Technologies, Inc.                               2,800         $     92
                                                                       --------
Building 13.2%
York International Corp.                                 3,600               99
Lafarge Corp.                                            3,400               94
Clayton Homes, Inc.                                     10,200               94
                                                                       --------
                                                                            287
Capital Goods 16.8%
GATX Corp.                                               2,800               95
Meritor Automotive, Inc.                                 4,800               93
Paccar, Inc.                                             2,000               89
Snap-On, Inc.                                            3,300               88
                                                                       --------
                                                                            365
Consumer Discretionary 23.9%
Armstrong World Industries                               2,800               93
U.S. Industries, Inc. (b)                                6,600               92
Ross Stores, Inc.                                        5,100               91
UST, Inc.                                                3,600               91
Brunswick Corp.                                          4,000               89
Cooper Tire & Rubber Co.                                 4,000               62
                                                                       --------
                                                                            518
Consumer Staples 3.5%
IBP, Inc.                                                4,200               75
                                                                       --------
Financial & Business Services 11.7%
Old Republic International Corp.                         6,700               91
American National Insurance Co.                          1,300               83
Crescent Real Estate Equities Co.                        4,400               81
                                                                       --------
                                                                            255
Materials & Processing 14.9%
Sherwin-Williams Co.                                     4,400               92
Louisiana-Pacific Corp.                                  6,100               87
USX-U.S. Steel Group, Inc.                               2,400               79
IMC Global, Inc.                                         4,000               66
                                                                       --------
                                                                            324
Technology 3.6%
Avnet, Inc.                                              1,300               79
                                                                       --------
Transportation 9.2%
CNF Transportation, Inc.                                 3,100              107
Ryder System, Inc.                                       3,800               93
                                                                       --------
                                                                            200
                                                                       --------
Total Common Stocks                                                       2,195
(Cost $2,333)                                                          ========

Total Investments (a) 101.0%                                           $  2,195
(Cost $2,333)


Other Assets and Liabilities (Net) (1.0%)                                   (22)
                                                                       --------

Net Assets 100.0%                                                      $  2,173
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                   $     66

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                       (204)
                                                                       --------

Unrealized depreciation-net                                            $   (138)
                                                                       ========

(b) Non-income producing security.

                                                       See accompanying notes 45

Financial Highlights - A, B and C Classes


                               Net Asset                            Net Realized /                       Dividends     Dividends in
                               Value                                Unrealized Gain   Total Income from  from Net      Excess of Net
Selected Per Share Data for    Beginning        Net Investment      (Loss) on         Investment         Investment    Investment
the Year or Period Ended:      of Period        Income (Loss)       Investments       Operations         Income        Income
                               -----------      ---------------     ---------------   -----------------  ------------  -------------
Capital Appreciation Fund
Class A
   12/31/1999 (a)              $   26.65        $  (0.01)(b)        $    3.36(b)      $   3.35           $  (0.02)     $   0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      26.01            0.06(b)              2.33(b)          2.39              (0.10)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      21.16            0.07(b)              6.55(b)          6.62              (0.09)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   01/20/1997-06/30/1997           19.31            0.09                 1.76             1.85               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Class B
   12/31/1999 (a)                  26.29           (0.10)(b)             3.29(b)          3.19               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      25.75           (0.13)(b)             2.32(b)          2.19               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      21.10           (0.11)(b)             6.51(b)          6.40              (0.07)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   01/20/1997-06/30/1997           19.31            0.01                 1.78             1.79               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Class C
   12/31/1999 (a)                  26.31           (0.10)(b)             3.30(b)          3.20               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      25.78           (0.13)(b)             2.31(b)          2.18               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      21.10           (0.12)(b)             6.53(b)          6.41              (0.05)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   01/20/1997-06/30/1997           19.31            0.02                 1.77             1.79               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Equity Income Fund
Class A
   12/31/1999 (a)              $   15.58        $   0.19(b)         $   (2.10)(b)     $  (1.91)          $  (0.25)     $   0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      16.04            0.39(b)              1.29(b)          1.68              (0.38)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      15.39            0.39(b)              2.73(b)          3.12              (0.38)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   01/20/1997-06/30/1997           13.94            0.15                 1.48             1.63              (0.18)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Class B
   12/31/1999 (a)                  15.50            0.13(b)             (2.07)(b)        (1.94)             (0.20)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      15.99            0.28(b)              1.27(b)          1.55              (0.28)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      15.37            0.26(b)              2.73(b)          2.99              (0.28)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   01/20/1997-06/30/1997           13.94            0.11                 1.48             1.59              (0.16)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Class C
   12/31/1999 (a)                  15.52            0.13(b)             (2.07)(b)        (1.94)             (0.20)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      16.01            0.27(b)              1.27(b)          1.54              (0.27)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      15.37            0.26(b)              2.74(b)          3.00              (0.27)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   01/20/1997-06/30/1997           13.94            0.11                 1.48             1.59              (0.16)         0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Growth Fund
Class A
   12/31/1999 (a)              $   34.12        $  (0.13)(b)        $   10.05(b)      $   9.92           $   0.00      $   0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      32.62           (0.14)(b)             5.56(b)          5.42               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      27.03           (0.08)(b)             9.99(b)          9.91               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   10/01/1996-06/30/1997           26.58            0.69                 3.27             3.96               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   09/30/1996                      25.73            0.06                 3.72             3.78               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   09/30/1995                      22.01            0.12                 4.79             4.91               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Class B
   12/31/1999 (a)                  31.15           (0.24)(b)             9.04(b)          8.80               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      30.34           (0.35)(b)             5.08(b)          4.73               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      25.59           (0.28)(b)             9.35(b)          9.07               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   10/01/1996-06/30/1997           25.46            0.35                 3.29             3.64               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   09/30/1996                      24.94           (0.07)                3.52             3.45               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   05/23/1995-09/30/1995           22.63           (0.03)                2.34             2.31               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
Class C
   12/31/1999 (a)                  31.15           (0.24)(b)             9.04(b)          8.80               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1999                      30.33           (0.35)(b)             5.09(b)          4.74               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   06/30/1998                      25.58           (0.28)(b)             9.35(b)          9.07               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   10/01/1996-06/30/1997           25.46            0.45                 3.18             3.63               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   09/30/1996                      24.94           (0.12)                3.57             3.45               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------
   09/30/1995                      21.52           (0.04)                4.65             4.61               0.00          0.00
----------------------------   -----------      ---------------     ---------------   -----------------  ------------  -------------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

46 See accompanying notes

                    Distributions in                                                                         Ratio of
Distributions from  Excess of Net                                                                            Expenses
Net Realized        Realized Capital                        Net Asset Value                 Net Assets End   to Average
Capital Gains       Gains              Total Distributions  End of Period    Total Return   of Period (000s) Net Assets
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
$      (5.00)       $ 0.00             $  (5.02)            $   24.98           13.80%      $   79,800           1.10%*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.65)         0.00                (1.75)                26.65           10.14           91,296           1.10
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.68)         0.00                (1.77)                26.01           32.39           72,803           1.10
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
        0.00          0.00                 0.00                 21.16            9.58            6,534           1.11*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------

       (5.00)         0.00                (5.00)                24.48            3.36           59,119           1.85*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.65)         0.00                (1.65)                26.29            9.39           55,094           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.68)         0.00                (1.75)                25.75            1.39           40,901           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
        0.00          0.00                 0.00                 21.10            9.27            3,022           1.85*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------

       (5.00)         0.00                (5.00)                24.51           13.39           78,628           1.85*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.65)         0.00                (1.65)                26.31            9.34           81,097           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.68)         0.00                (1.73)                25.78           31.40           71,481           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
        0.00          0.00                 0.00                 21.10            9.27           13,093           1.86*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------


$      (2.64)       $ 0.00             $  (2.89)            $   10.78          (11.74)%     $   14,451           1.13%*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.76)         0.00                (2.14)                15.58           12.26           17,342           1.10
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (2.09)         0.00                (2.47)                16.04           21.35           12,954           1.11
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
        0.00          0.00                (0.18)                15.39           11.77            1,756           1.13*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------

       (2.64)         0.00                (2.84)                10.72          (11.98)          17,181           1.88*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.76)         0.00                (2.04)                15.50           11.35           21,732           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (2.09)         0.00                (2.37)                15.99           20.47           15,178           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
        0.00          0.00                (0.16)                15.37           11.45            2,561           1.87*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------

       (2.64)         0.00                (2.84)                10.74          (11.99)          18,127           1.88*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.76)         0.00                (2.03)                15.52           11.28           26,016           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (2.09)         0.00                (2.36)                16.01           20.51           23,122           1.85
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
        0.00          0.00                (0.16)                15.37           11.42            6,624           1.87*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------


$      (5.66)       $ 0.00             $  (5.66)            $   38.38           30.59%      $  258,000           1.17%*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (3.92)         0.00                (3.92)                34.12           18.65          227,638           1.16
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (4.32)         0.00                (4.32)                32.62           41.03          180,119           1.16
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (3.51)         0.00                (3.51)                27.03           15.93          147,276           1.11*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (2.93)         0.00                (2.93)                26.58           16.11          151,103           1.11
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.19)         0.00                (1.19)                25.73           23.70          134,819           1.10
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------

       (5.66)         0.00                (5.66)                34.29           29.91          176,976           1.92*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (3.92)         0.00                (3.92)                31.15           17.72          133,850           1.90
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (4.32)         0.00                (4.32)                30.34           39.97           80,719           1.91
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (3.51)         0.00                (3.51)                25.59           15.32           55,626           1.86*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (2.93)         0.00                (2.93)                25.46           15.22           37,256           1.86
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
        0.00          0.00                 0.00                 24.94           10.20            7,671           1.90*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------

       (5.66)         0.00                (5.66)                34.29           29.91        2,436,345           1.92*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (3.92)         0.00                (3.92)                31.15           17.76        2,064,450           1.90
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (4.32)         0.00                (4.32)                30.33           39.99        1,853,002           1.91
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (3.51)         0.00                (3.51)                25.58           15.27        1,514,432           1.86*
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (2.93)         0.00                (2.93)                25.46           15.22        1,450,216           1.86
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------
       (1.19)         0.00                (1.19)                24.94           22.80        1,290,152           1.90
------------------  -----------------  -------------------  ---------------  -------------  ---------------- -------------


Ratio of Net
Investment
Income (Loss)
to Average       Portfolio
Net Assets       Turnover Rate
--------------   ----------------


(0.06)%*              52%
--------------   ----------------
 0.24                120
--------------   ----------------
 0.27                 75
--------------   ----------------
 0.59*                87
--------------   ----------------

(0.81)*               52
--------------   ----------------
(0.52)               120
--------------   ----------------
(0.47)                75
--------------   ----------------
(0.26)*               87
--------------   ----------------

(0.81)*               52
--------------   ----------------
(0.52)               120
--------------   ----------------
(0.49)                75
--------------   ----------------
(0.23)*               87
--------------   ----------------



 2.68%*               26%
--------------   ----------------
 2.64                 76
--------------   ----------------
 2.39                 45
--------------   ----------------
 2.85*                45
--------------   ----------------

 1.92*                26
--------------   ----------------
 1.89                 76
--------------   ----------------
 1.63                 45
--------------   ----------------
 2.11*                45
--------------   ----------------

 1.90*                26
--------------   ----------------
 1.86                 76
--------------   ----------------
 1.60                 45
--------------   ----------------
 2.15*                45
--------------   ----------------


(0.77)%*              35%
--------------   ----------------
(0.44)               131
--------------   ----------------
(0.27)               123
--------------   ----------------
 0.13*                94
--------------   ----------------
 0.24                104
--------------   ------- --------
 0.50                111
--------------   ----------------

(1.52)*               35
--------------   ----------------
(1.19)               131
--------------   ----------------
(1.02)               123
--------------   ----------------
(0.62)*               94
--------------   ----------------
(0.51)               104
--------------   ----------------
(0.40)*              111
--------------   ----------------

(1.52)*               35
--------------   ----------------
(1.18)               131
--------------   ----------------
(1.02)               123
--------------   ----------------
(0.61)*               94
--------------   ----------------
(0.51)               104
--------------   ----------------
(0.20)               111
--------------   ----------------

                                                       See accompanying notes 47

Financial Highlights - A, B and C Classes

                               Net Asset                       Net Realized/                           Dividends      Dividends in
                               Value                           Unrealized Gain     Total Income from   from Net       Excess of Net
Selected Per Share Data for    Beginning      Net Investment   (Loss) on           Investment          Investment     Investment
the Year or Period Ended:      of Period      Income (Loss)    Investments         Operations          Income         Income
                               ----------     ---------------  ------------------  ------------------  -------------  --------------


Innovation Fund

Class A
   12/31/1999 (a)              $   37.46        $  (0.23)(b)     $   34.43(b)       $   34.20            $   0.00       $   0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      24.28           (0.28)(b)         14.72(b)           14.44                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      17.43           (0.19)(b)          8.21(b)            8.02                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   10/01/1996-06/30/1997           17.26            0.07              0.36               0.43                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1996                      14.74           (0.07)             2.94               2.87                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   12/22/1994-09/30/1995           10.00           (0.06)             4.80               4.74                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

Class B
   12/31/1999 (a)                  36.09           (0.39)(b)         33.28(b)           32.89                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      23.60           (0.49)(b)         14.24(b)           13.75                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      17.10           (0.33)(b)          8.00(b)            7.67                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   10/01/1996-06/30/1997           17.04           (0.03)             0.35               0.32                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1996                      14.66           (0.11)             2.84               2.73                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   05/22/1995-09/30/1995           11.81           (0.08)             2.93               2.85                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

Class C
   12/31/1999 (a)                  36.08           (0.39)(b)         33.27(b)           32.88                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      23.59           (0.48)(b)         14.23(b)           13.75                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      17.09           (0.33)(b)          8.00(b)            7.67                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   10/01/1996-06/30/1997           17.04           (0.02)             0.33               0.31                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1996                      14.65           (0.15)             2.89               2.74                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   12/22/1994-09/30/1995           10.00           (0.13)             4.78               4.65                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

International Fund
Class A
   12/31/1999 (a)              $   12.45        $   0.00(b)      $    2.56(b)       $    2.56            $   0.00       $   0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      14.33            0.01(b)          (0.74)(b)          (0.73)               0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      14.26            0.06(b)           1.13(b)            1.19                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   10/01/1996-06/30/1997           13.03            0.29              1.33               1.62                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1996                      12.19            0.07              0.77               0.84                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1995                      12.92            0.07             (0.56)             (0.49)               0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
Class B
   12/31/1999 (a)                  11.51           (0.05)(b)          2.37(b)            2.32                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      13.46           (0.08)(b)         (0.72)(b)          (0.80)               0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      13.56           (0.05)(b)          1.07(b)            1.02                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   10/01/1996-06/30/1997           12.48            0.16              1.31               1.47                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1996                      11.75            0.00(b)           0.73(b)            0.73                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   05/22/1995-09/30/1995           11.30            0.00              0.45               0.45                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

Class C
   12/31/1999 (a)                  11.50           (0.05)(b)          2.37(b)            2.32                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      13.45           (0.09)(b)         (0.71)(b)          (0.80)               0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      13.55           (0.06)(b)          1.08(b)            1.02                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   10/01/1996-06/30/1997           12.47            0.18              1.29               1.47                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1996                      11.75           (0.05)             0.77               0.72                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   09/30/1995                      12.56           (0.02)            (0.55)             (0.57)               0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

Mid-Cap Growth Fund
Class A
   12/31/1999 (a)              $   22.82        $   0.00(b)      $    2.99(b)       $    2.99            $   0.00       $   0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      24.00            0.03(b)          (0.13)(b)          (0.10)              (0.01)          0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      20.24            0.02(b)           5.11(b)            5.13               (0.04)          0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   01/13/1997-06/30/1997           18.14           (0.04)             2.14               2.10                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

Class B
   12/31/1999 (a)                  22.43           (0.08)(b)          2.97(b)            2.89                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      23.77           (0.13)(b)         (0.14)(b)          (0.27)               0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      20.17           (0.16)(b)          5.09(b)            4.93                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   01/13/1997-06/30/1997           18.14           (0.11)             2.14               2.03                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

Class C
   12/31/1999 (a)                  22.44           (0.08)(b)          2.96(b)            2.88                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1999                      23.77           (0.13)(b)         (0.13)(b)          (0.26)               0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   06/30/1998                      20.18           (0.16)(b)          5.08(b)            4.92                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------
   01/13/1997-06/30/1997           18.14           (0.10)             2.14               2.04                0.00           0.00
---------------------------    ----------       ------------     ------------       ---------            --------       --------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 1.45%.
(d) Ratio of expenses to average net assets excluding interest expense is 2.20%.

48 See accompanying notes


                                                      Distributions in
                                Distributions from    Excess of Net
Selected Per Share Data for     Net Realized          Realized Capital                           Net Asset Value
the Year or Period Ended:       Capital Gains         Gains               Total Distributions    End of Period     Total Return
                                ------------------    -----------------   --------------------   ----------------  ----------------
Innovation Funds
Class A
   12/31/1999 (a)                     $  (6.39)            $   0.00               $  (6.39)          $    65.27            94.16%
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                            (1.26)                0.00                  (1.26)               37.46            61.36
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                            (0.99)               (0.18)                 (1.17)               24.28            48.10
---------------------------------     ---------            --------               ---------          ----------            -----
   10/01/1996-06/30/1997                 (0.26)                0.00                  (0.26)               17.43             2.41
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1996                            (0.35)                0.00                  (0.35)               17.26            19.86
---------------------------------     ---------            --------               ---------          ----------            -----
   12/22/1994-09/30/1995                  0.00                 0.00                   0.00                14.74            47.40
---------------------------------     ---------            --------               ---------          ----------            -----

Class B
   12/31/1999 (a)                        (6.39)                0.00                  (6.39)               62.59            94.10
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                            (1.26)                0.00                  (1.26)               36.09            60.17
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                            (0.99)               (0.18)                 (1.17)               23.60            46.95
---------------------------------     ---------            --------               ---------          ----------            -----
   10/01/1996-06/30/1997                 (0.26)                0.00                  (0.26)               17.10             1.79
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1996                            (0.35)                0.00                  (0.35)               17.04            18.99
---------------------------------     ---------            --------               ---------          ----------            -----
   05/22/1995-09/30/1995                  0.00                 0.00                   0.00                14.66            24.10
---------------------------------     ---------            --------               ---------          ----------            -----

Class C
   12/31/1999 (a)                        (6.39)                0.00                  (6.39)               62.57            94.10
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                            (1.26)                0.00                  (1.26)               36.08            60.20
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                            (0.99)               (0.18)                 (1.17)               23.59            46.97
---------------------------------     ---------            --------               ---------          ----------            -----
   10/01/1996-06/30/1997                 (0.26)                0.00                  (0.26)               17.09             1.73
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1996                            (0.35)                0.00                  (0.35)               17.04            19.08
---------------------------------     ---------            --------               ---------          ----------            -----
   12/22/1994-09/30/1995                  0.00                 0.00                   0.00                14.65            46.50
---------------------------------     ---------            --------               ---------          ----------            -----

International Fund
Class A
   12/31/1999 (a)                     $  (1.74)            $   0.00               $  (1.74)           $   13.27            21.66%
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                            (1.15)                0.00                  (1.15)               12.45            (4.31)
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                            (0.82)               (0.30)                 (1.12)               14.33             9.95
---------------------------------     ---------            --------               ---------          ----------            -----
   10/01/1996-06/30/1997                 (0.39)                0.00                  (0.39)               14.26            12.82
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1996                             0.00                 0.00                   0.00                13.03             6.89
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1995                            (0.24)                0.00                  (0.24)               12.19            (3.70)
---------------------------------     ---------            --------               ---------          ----------            -----

Class B
   12/31/1999 (a)                        (1.74)                0.00                  (1.74)               12.09            21.35
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                            (1.15)                0.00                  (1.15)               11.51            (5.15)
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                            (0.82)               (0.30)                 (1.12)               13.46             9.17
---------------------------------     ---------            --------               ---------          ----------            -----
   10/01/1996-06/30/1997                 (0.39)                0.00                  (0.39)               13.56            12.17
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1996                             0.00                 0.00                   0.00                12.48             6.21
---------------------------------     ---------            --------               ---------          ----------            -----
   05/22/1995-09/30/1995                  0.00                 0.00                   0.00                11.75             4.00
---------------------------------     ---------            --------               ---------          ----------            -----

Class C
   12/31/1999 (a)                        (1.74)                0.00                  (1.74)               12.08            21.37
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                            (1.15)                0.00                  (1.15)               11.50            (5.15)
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                            (0.82)               (0.30)                 (1.12)               13.45             9.18
---------------------------------     ---------            --------               ---------          ----------            -----
   10/01/1996-06/30/1997                 (0.39)                0.00                  (0.39)               13.55            12.18
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1996                             0.00                 0.00                   0.00                12.47             6.13
---------------------------------     ---------            --------               ---------          ----------            -----
   09/30/1995                            (0.24)                0.00                  (0.24)               11.75            (4.50)
---------------------------------     ---------            --------               ---------          ----------            -----

Mid-Cap Growth Fund
Class A
   12/31/1999 (a)                     $ (0.02)             $  0.00               $  (0.02)           $   25.79            13.28%
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                           (1.07)                0.00                  (1.08)               22.82            (0.13)
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                           (1.33)                0.00                  (1.37)               24.00            25.71
---------------------------------     ---------            --------               ---------          ----------            -----
   01/13/1997-06/30/1997                 0.00                 0.00                   0.00                20.24            11.58
---------------------------------     ---------            --------               ---------          ----------            -----

Class B
   12/31/1999 (a)                       (0.02)                0.00                  (0.02)               25.30            12.88
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                           (1.07)                0.00                  (1.07)               22.43            (0.86)
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                           (1.33)                0.00                  (1.33)               23.77            24.76
---------------------------------     ---------            --------               ---------          ----------            -----
   01/13/1997-06/30/1997                 0.00                 0.00                   0.00                20.17            11.19
---------------------------------     ---------            --------               ---------          ----------            -----

Class C
   12/31/1999 (a)                       (0.02)                0.00                  (0.02)               25.30            12.83
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1999                           (1.07)                0.00                  (1.07)               22.44            (0.82)
---------------------------------     ---------            --------               ---------          ----------            -----
   06/30/1998                           (1.33)                0.00                  (1.33)               23.77            24.70
---------------------------------     ---------            --------               ---------          ----------            -----
   01/13/1997-06/30/1997                 0.00                 0.00                   0.00                20.18            11.25
---------------------------------     ---------            --------               ---------          ----------            -----

                                                    Ratio of Net
                          Ratio of                  Investment
                          Expenses                  Income (Loss)
Net Assets End            to Average                to Average              Portfolio
of Period (000s)          Net Assets                Net Assets              Turnover Rate
-------------------       ----------------------    ---------------------   ----------------------
      $  848,616                   1.30%*                     (0.98)%*                102%
      ----------                   ----                       -----                   ---
         313,946                   1.30                       (0.90)                  119
      ----------                   ----                       -----                   ---
          85,800                   1.31                       (0.94)                  100
      ----------                   ----                       -----                   ---
          56,215                   1.28*                      (0.68)*                  80
      ----------                   ----                       -----                   ---
          50,067                   1.31                       (0.61)                  123
      ----------                   ----                       -----                   ---
          28,239                   1.40*                      (0.60)*                  86
      ----------                   ----                       -----                   ---
       1,054,848                   2.05*                      (1.72)*                 102
      ----------                   ----                       -----                   ---
         351,876                   2.05                       (1.64)                  119
      ----------                   ----                       -----                   ---
          81,130                   2.06                       (1.69)                  100
      ----------                   ----                       -----                   ---
          51,472                   2.03*                      (1.43)*                  80
      ----------                   ----                       -----                   ---
          33,778                   2.06                       (1.36)                  123
      ----------                   ----                       -----                   ---
           6,509                   2.30*                      (1.70)*                  86
      ----------                   ----                       -----                   ---
       1,505,350                   2.05*                      (1.72)*                 102
      ----------                   ----                       -----                   ---
         580,251                   2.05                       (1.65)                  119
      ----------                   ----                       -----                   ---
         219,258                   2.06                       (1.69)                  100
      ----------                   ----                       -----                   ---
         162,889                   2.03*                      (1.43)*                  80
      ----------                   ----                       -----                   ---
         137,752                   2.06                       (1.36)                  123
      ----------                   ----                       -----                   ---
          63,952                   2.20*                      (1.40)*                  86
      ----------                   ----                       -----                   ---

      $   12,144                   1.56%(f)*                  (0.01)%*                 29%
      ----------                   ----                       -----                   ---
          18,865                   1.55(c)                     0.05                    55
      ----------                   ----                       -----                   ---
          12,510                   1.48                        0.41                    60
      ----------                   ----                       -----                   ---
          18,287                   1.51*                       0.58*                   59
      ----------                   ----                       -----                   ---
          20,056                   1.41                        0.49                   110
      ----------                   ----                       -----                   ---
          17,951                   1.50                        0.60                   170
      ----------                   ----                       -----                   ---
           9,677                   2.31(g)*                   (0.86)*                  29
      ----------                   ----                       -----                   ---
           9,478                   2.29(d)                    (0.67)                   55
      ----------                   ----                       -----                   ---
           8,956                   2.22                       (0.37)                   60
      ----------                   ----                       -----                   ---
           8,676                   2.26*                       0.18*                   59
      ----------                   ----                       -----                   ---
           5,893                   2.16                       (0.26)                  110
      ----------                   ----                       -----                   ---
             503                   2.30*                      (0.10)*                 170
      ----------                   ----                       -----                   ---
         108,003                   2.31(h)*                   (0.85)*                  29
      ----------                   ----                       -----                   ---
         101,320                   2.30(e)                    (0.75)                   55
      ----------                   ----                       -----                   ---
         132,986                   2.22                       (0.43)                   60
      ----------                   ----                       -----                   ---
         168,446                   2.25*                      (0.25)*                  59
      ----------                   ----                       -----                   ---
         203,544                   2.16                       (0.26)                  110
      ----------                   ----                       -----                   ---
         215,349                   2.20                       (0.20)                  170
      ----------                   ----                       -----                   ---

      $  136,694                   1.10%*                      0.04%*                  76%
      ----------                   ----                       -----                   ---
         124,680                   1.10                        0.15                    85
      ----------                   ----                       -----                   ---
          57,164                   1.11                        0.07                    66
      ----------                   ----                       -----                   ---
          12,184                   1.11*                       0.17*                   82
      ----------                   ----                       -----                   ---
          79,815                   1.85*                      (0.71)*                  76
      ----------                   ----                       -----                   ---
          84,698                   1.85                       (0.62)                   85
      ----------                   ----                       -----                   ---
          84,535                   1.86                       (0.68)                   66
      ----------                   ----                       -----                   ---
          28,259                   1.85*                      (0.58)*                  82
      ----------                   ----                       -----                   ---
          97,991                   1.85*                      (0.71)*                  76
      ----------                   ----                       -----                   ---
         112,507                   1.85                       (0.63)                   85
      ----------                   ----                       -----                   ---
         140,438                   1.86                       (0.68)                   66
      ----------                   ----                       -----                   ---
          53,686                   1.86*                      (0.58)*                  82
      ----------                   ----                       -----                   ---

(e) Ratio of expenses to average net assets excluding interest expense is 2.20%.
(f) Ratio of expenses to average net assets excluding interest expense is 1.45%.
(g) Ratio of expenses to average net assets excluding interest expense is 2.20%.
(h) Ratio of expenses to average net assets excluding interest expense is 2.20%.

                                                       See accompanying notes 49

                                  Net Asset                       Net Realized/                       Dividends     Dividends in
                                  Value                           Unrealized Gain    Total Income     from Net      Excess of Net
Selected Per Share Data for       Beginning     Net Investment    (Loss) on          from Investment  Investment    Investment
the Year or Period Ended:         of Period     Income (Loss)     Investments        Operations       Income        Income
                                  ------------  ----------------  -----------------  ---------------  ------------  -------------

Opportunity Fund
Class A
     12/31/1999 (a)               $   26.96     $  (0.11)(b)      $   11.86(b)       $   11.75        $   0.00      $   0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       31.33        (0.21)(b)           0.46(b)            0.25            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       29.35        (0.27)(b)           4.19(b)            3.92            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            37.36         0.00              (3.10)             (3.10)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       39.08        (0.11)              6.12               6.01            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       28.87        (0.11)             11.19              11.08            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class B
     12/31/1999 (a)                   24.20        (0.18)(b)          10.53(b)           10.35            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     03/31/1999-06/30/1999            21.40        (0.09)(b)           2.89(b)            2.80            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class C
     12/31/1999 (a)                   24.19        (0.19)(b)          10.56(b)           10.37            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       28.86        (0.37)(b)           0.32(b)           (0.05)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       27.38        (0.46)(b)           3.88(b)            3.42            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            35.38        (0.04)             (3.05)             (3.09)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       37.64        (0.35)              5.82               5.47            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       28.04        (0.34)             10.81              10.47            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------


Precious Metals Fund
Class A
     12/31/1999 (a)               $    4.90     $   0.01(b)       $    0.05(b)       $    0.06        $  (0.03)     $   0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                        5.33         0.13(b)           (0.45)(b)          (0.32)          (0.09)        (0.02)
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                        8.83         0.04(b)           (3.54)(b)          (3.50)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            12.12         0.17              (3.29)             (3.12)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       12.33         0.03              (0.24)             (0.21)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       14.14         0.07              (1.88)             (1.81)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class B
     12/31/1999 (a)                    4.55        (0.02)(b)           0.04(b)            0.02           (0.02)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                        5.01         0.08(b)           (0.42)(b)          (0.34)          (0.09)        (0.03)
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                        8.42        (0.01)(b)          (3.40)(b)          (3.41)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            11.62         0.00              (3.03)             (3.03)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       11.90        (0.03)             (0.25)             (0.28)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/15/1995-09/30/1995            11.61        (0.01)              0.30               0.29            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class C
     12/31/1999 (a)                    4.53        (0.01)(b)           0.03(b)            0.02           (0.02)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                        5.00         0.10(b)           (0.43)(b)          (0.33)          (0.11)        (0.03)
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                        8.43         0.00(b)           (3.43)(b)          (3.43)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            11.62        (0.03)             (2.99)             (3.02)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       11.90        (0.07)             (0.21)             (0.28)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       13.75        (0.02)             (1.83)             (1.85)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------


Renaissance Fund
Class A
     12/31/1999 (a)               $   18.21     $  (0.01)(b)      $   (0.46)(b)      $   (0.47)       $   0.00      $   0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       19.10        (0.01)(b)           1.45(b)            1.44            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       17.73         0.07(b)            4.91(b)            4.98           (0.08)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            16.08         0.12(b)            3.90(b)            4.02           (0.12)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       14.14         0.23               2.79               3.02           (0.23)        (0.07)
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       12.50         0.36               1.61               1.97           (0.33)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class B
     12/31/1999 (a)                   17.99        (0.07)(b)          (0.47)(b)          (0.54)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       19.06        (0.13)(b)           1.39(b)            1.26            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       17.77        (0.07)(b)           4.91(b)            4.84           (0.02)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            16.12         0.03(b)            3.92(b)            3.95           (0.05)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       14.13         0.09               2.83               2.92           (0.11)        (0.04)
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     05/22/1995-09/30/1995            12.55         0.11               1.55               1.66           (0.08)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class C
     12/31/1999 (a)                   17.91        (0.07)(b)          (0.46)(b)          (0.53)           0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       18.96        (0.13)(b)           1.41(b)            1.28            0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       17.69        (0.07)(b)           4.88(b)            4.81           (0.01)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            16.05         0.03(b)            3.90(b)            3.93           (0.04)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       14.09         0.12               2.78               2.90           (0.13)        (0.03)
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       12.47         0.27               1.59               1.86           (0.24)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

*Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 1.26%.
(d) Ratio of expenses to average net assets excluding interest expense is 2.06%.
(e) Ratio of expenses to average net assets excluding interest expense is 2.06%.
(f) Ratio of expenses to average net assets excluding interest expense is 1.25%.
(g) Ratio of expenses to average net assets excluding interest expense is 2.05%.

50 See accompanying notes

                                                                                                         Ratio of
Distributions     Distributions                                                          Ratio of        Net Investment
from Net          in Excess of                  Net Asset                 Net Assets     Expenses to     Income (Loss)     Portfolio
Realized Capital  Net Realized   Total          Value End     Total       End of Period  Average Net     to Average Net    Turnover
Gains             Capital Gains  Distributions  of Period     Return      (000s)         Assets          Assets            Rate
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


$      (7.88)     $   0.00       $  (7.88)      $   30.83        47.19%   $   150,751           1.32%*         (0.74)%*        122%
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (4.62)         0.00          (4.62)          26.96         3.98        121,507           1.31           (0.86)          175
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (1.94)         0.00          (1.94)          31.33        13.87        200,935           1.31           (0.88)           86
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (4.91)         0.00          (4.91)          29.35        (8.87)       213,484           1.25*          (0.12)*          69
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (7.73)         0.00          (7.73)          37.36        18.35        134,859           1.13           (0.32)           91
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (0.87)         0.00          (0.87)          39.08        39.70        120,830           1.20           (0.40)          102
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


       (7.88)         0.00          (7.88)          26.67        46.81         13,464           2.08*          (1.41)*         122
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00           24.20        13.08            251           2.03*          (1.65)*         175
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


       (7.88)         0.00          (7.88)          26.68        46.91        404,368           2.07*          (1.50)*         122
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (4.62)         0.00          (4.62)          24.19         3.20        308,877           2.06           (1.62)          175
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (1.94)         0.00          (1.94)          28.86        13.01        500,011           2.06           (1.63)           86
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (4.91)         0.00          (4.91)          27.38        (9.40)       629,446           1.97*          (0.95)*          69
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (7.73)         0.00          (7.73)          35.38        17.47        800,250           1.88           (1.07)           91
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (0.87)         0.00          (0.87)          37.64        38.60        715,191           1.90           (1.10)          102
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------



$       0.00      $   0.00       $  (0.03)      $    4.93         1.29%   $     2,093           1.47%(i)*       0.32%*          36%
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00          (0.11)           4.90        (6.06)         7,826           1.46(f)         2.40            62
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00            5.33       (39.64)         4,709           1.31(c)         0.70            56
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00         (0.17)         (0.17)           8.83       (26.05)         4,016           1.37*           0.33*           46
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00           12.12        (1.70)         6,245           1.32            0.19            35
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00           12.33       (12.80)         7,670           1.40            0.60             9
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


        0.00          0.00          (0.02)           4.55         0.46          4,823           2.30(j)*       (0.75)*          36
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00          (0.12)           4.55        (6.89)         3,921           2.21(g)         1.63            62
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00            5.01       (40.50)         3,889           2.11(d)        (0.07)           56
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00         (0.17)         (0.17)           8.42       (26.40)         4,248           2.13*          (0.33)*          46
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00           11.62        (2.35)         2,218           2.07           (0.56)           35
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00           11.90         2.50            251           2.20*          (0.20)*           9
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


        0.00          0.00          (0.02)           4.53         0.46          8,941           2.30(k)*       (0.51)*          36
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00          (0.14)           4.53        (6.73)        11,491           2.20(h)         1.92            62
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00            5.00       (40.69)        16,943           2.11(e)        (0.07)           56
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00         (0.17)         (0.17)           8.43       (26.31)        25,113           2.15*          (0.41)*          46
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00           11.62        (2.35)        37,609           2.07           (0.56)           35
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00           0.00           11.90       (13.50)        42,341           2.20           (0.20)            9
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------



$      (3.45)     $   0.00       $  (3.45)      $   14.29        (1.21)%  $    72,020           1.25%*         (0.14)%*         68%
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (2.33)         0.00          (2.33)          18.21         9.94         90,445           1.26           (0.04)          221
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (3.53)         0.00          (3.61)          19.10        30.98         85,562           1.26            0.35           192
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (2.25)         0.00          (2.37)          17.73        27.53         33,606           1.23*           0.95*          131
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (0.78)         0.00          (1.08)          16.08        22.37         20,631           1.25            1.60           203
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00          (0.33)          14.14        16.10         12,933           1.30            2.90           177
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


       (3.45)         0.00          (3.45)          14.00        (1.63)       105,535           2.00*          (0.88)*          68
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (2.33)         0.00          (2.33)          17.99         8.94        126,576           2.00           (0.78)          221
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (3.53)         0.00          (3.55)          19.06        29.99        100,688           2.01           (0.39)          192
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (2.25)         0.00          (2.30)          17.77        26.88         37,253           1.97*           0.20*          131
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (0.78)         0.00          (0.93)          16.12        21.54         15,693           2.00            0.85           203
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00          (0.08)          14.13        13.30          1,760           2.10*           2.20*          177
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


       (3.45)         0.00          (3.45)          13.93        (1.57)       367,465           2.00*          (0.89)*          68
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (2.33)         0.00          (2.33)          17.91         9.12        442,049           2.00           (0.79)          221
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (3.53)         0.00          (3.54)          18.96        29.98        469,797           2.01           (0.37)          192
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (2.25)         0.00          (2.29)          17.69        26.86        313,226           1.97*           0.21*          131
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

       (0.78)         0.00          (0.94)          16.05        21.52        230,058           2.00            0.85           203
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------

        0.00          0.00          (0.24)          14.09        15.20        174,316           2.10            2.10           177
----------------  -------------  -------------  ------------  ----------  -------------  --------------  ----------------  ---------


(h) Ratio of expenses to average net assets excluding interest expense is 2.05%.
(i) Ratio of expenses to average net assets excluding interest expense is 1.30%.
(j) Ratio of expenses to average net assets excluding interest expense is 2.05%.
(k) Ratio of expenses to average net assets excluding interest expense is 2.05%.


                                                      See accompanying notes  51

                                  Net Asset                       Net Realized/                       Dividends     Dividends in
                                  Value                           Unrealized Gain    Total Income     from Net      Excess of Net
Selected Per Share Data for       Beginning     Net Investment    (Loss) on          from Investment  Investment    Investment
the Year or Period Ended:         of Period     Income (Loss)     Investments        Operations       Income        Income
                                  ------------  ----------------  -----------------  ---------------  ------------  -------------

Small-Cap Value Fund
Class A
     12/31/1999 (a)               $   15.93     $    0.15(b)      $    (1.87)(b)     $     (1.72)     $     (0.32)  $      0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       17.58          0.26(b)           (1.29)(b)           (1.03)           (0.17)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       15.75          0.23(b)            2.49(b)             2.72            (0.13)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     01/20/1997-06/30/1997            14.02          0.10               1.63                1.73             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class B
     12/31/1999 (a)                   15.79          0.09(b)           (1.85)(b)           (1.76)           (0.17)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       17.43          0.14(b)           (1.27)(b)           (1.13)           (0.06)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       15.71          0.09(b)            2.48(b)             2.57            (0.09)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     01/20/1997-06/30/1997            14.02          0.08               1.61                1.69             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class C
     12/31/1999 (a)                   15.82          0.09(b)           (1.85)(b)           (1.76)           (0.18)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       17.44          0.14(b)           (1.27)(b)           (1.13)           (0.04)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       15.71          0.09(b)            2.49(b)             2.58            (0.09)         0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     01/20/1997-06/30/1997            14.02          0.08               1.61                1.69             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------


Target Fund
Class A
     12/31/1999 (a)               $   17.72     $   (0.09)(b)     $     8.91(b)      $      8.82      $      0.00   $      0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     03/31/1999-06/30/1999            16.35         (0.09)(b)           2.44(b)             2.35             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       16.82         (0.08)(b)           4.06(b)             3.98             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            17.11         (0.04)(b)           1.82(b)             1.78             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       16.40         (0.05)              2.54                2.49             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       13.13         (0.02)              3.45                3.43             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class B
     12/31/1999 (a)                   16.44         (0.16)(b)           8.22(b)             8.06             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       15.34         (0.19)(b)           2.27(b)             2.08             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       16.14         (0.19)(b)           3.84(b)             3.65             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            16.58         (0.12)(b)           1.75(b)             1.63             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       16.06         (0.09)              2.39                2.30             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     05/22/1995-09/30/1995            13.93         (0.05)              2.18                2.13             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class C
     12/31/1999 (a)                   16.43         (0.15)(b)           8.22(b)             8.07             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1999                       15.34         (0.19)(b)           2.26(b)             2.07             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     06/30/1998                       16.13         (0.19)(b)           3.85(b)             3.66             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     10/01/1996-06/30/1997            16.58         (0.12)(b)           1.74(b)             1.62             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1996                       16.05         (0.16)              2.47                2.31             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     09/30/1995                       12.95         (0.12)              3.38                3.26             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Tax-Efficient Equity Fund
Class A
     12/31/1999 (a)               $   11.59     $    0.01(b)      $     0.76(b)      $      0.77      $      0.00   $      0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     07/10/1998 - 06/30/1999          10.00          0.03(b)            1.56(b)             1.59             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class B
     12/31/1999 (a)                   11.51         (0.04)(b)           0.75(b)             0.71             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     07/10/1998 - 06/30/1999          10.00         (0.05)(b)           1.56(b)             1.51             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

Class C
     12/31/1999 (a)                   11.51         (0.04)(b)           0.75(b)             0.71             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

     07/10/1998 - 06/30/1999          10.00         (0.05)(b)           1.56(b)             1.51             0.00          0.00
--------------------------------  ------------  ----------------  -----------------  ---------------  ------------  -------------

*Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.


52 See accompanying notes

                                                                                                      Ratio of
Distributions     Distributions                                                          Ratio of     Net Investment
from Net          in Excess of                   Net Asset                Net Assets     Expenses to  Income (Loss)   Portfolio
Realized Capital  Net Realized    Total          Value End     Total      End of Period  Average Net  to Average Net  Turnover
Gains             Capital Gains   Distributions  of Period     Return     (000s)         Assets       Assets          Rate

$      0.00       $   0.00        $  (0.32)      $   13.89     (10.74)%   $  109,134         1.25%*        2.03%*           31%
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00          (0.45)          (0.62)          15.93      (5.50)       107,569         1.25          1.74             60
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.76)          0.00           (0.89)          17.58      17.33         75,070         1.25          1.27             41
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00           0.00            0.00           15.75      12.34          6,563         1.30*         1.94*            48
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------

       0.00           0.00           (0.17)          13.86     (11.09)        71,425         2.00*         1.25*            31
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00          (0.45)          (0.51)          15.79      (6.22)        96,994         2.00          0.95             60
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.76)          0.00           (0.85)          17.43      16.40        110,833         2.00          0.53             41
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00           0.00            0.00           15.71      12.05         11,077         2.04*         1.23*            48
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------

       0.00           0.00           (0.18)          13.88     (11.11)        84,789         2.00*         1.25*            31
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00          (0.45)          (0.49)          15.82      (6.21)       112,926         2.00          0.95             60
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.76)          0.00           (0.85)          17.44      16.42        130,466         2.00          0.52             41
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00           0.00            0.00           15.71      12.05         20,637         2.05*         1.13*            48
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------


$     (1.80)      $  0.00         $  (1.80)      $   24.74      51.23%    $  221,955         1.20%*       (0.96)%*          59%
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.98)         0.00            (0.98)          17.72      15.69        170,277         1.21         (0.57)           229
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (4.45)         0.00            (4.45)          16.35      27.49        157,277         1.22         (0.49)           226
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (2.07)         0.00            (2.07)          16.82      11.19        150,689         1.20*        (0.31)*          145
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (1.78)         0.00            (1.78)          17.11      16.50        156,027         1.18         (0.34)           141
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.16)         0.00            (0.16)          16.40      26.50        121,915         1.20         (0.10)           128
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------

      (1.80)         0.00            (1.80)          22.70      50.60        125,134         1.95*        (1.72)*           59
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.98)         0.00            (0.98)          16.44      14.93         78,659         1.95         (1.31)           229
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (4.45)         0.00            (4.45)          15.34      26.45         76,194         1.96         (1.24)           226
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (2.07)         0.00            (2.07)          16.14      10.58         67,531         1.94*        (1.05)*          145
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (1.78)         0.00            (1.78)          16.58      15.58         49,851         1.93         (1.09)           141
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00          0.00             0.00           16.06      15.30          7,554         2.00*        (0.90)*          128
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------

      (1.80)         0.00            (1.80)          22.70      50.69      1,307,105         1.95*        (1.71)*           59
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.98)         0.00            (0.98)          16.43      14.86        910,494         1.95         (1.31)           229
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (4.45)         0.00            (4.45)          15.34      26.53        952,728         1.96         (1.24)           226
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (2.07)         0.00            (2.07)          16.13      10.52        969,317         1.94*        (1.06)*          145
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (1.78)         0.00            (1.78)          16.58      15.66        974,948         1.93         (1.09)           141
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
      (0.16)         0.00            (0.16)          16.05      25.60        780,355         2.00         (0.90)           128
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------


$      0.00      $   0.00       $     0.00      $    12.36       6.64%    $    8,712         1.10%*        0.09%*           14%
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00          0.00             0.00           11.59      15.90          6,579         1.11*         0.25             13
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------

       0.00          0.00             0.00           12.22       6.17         11,470         1.85*        (0.68)*           14
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00          0.00             0.00           11.51      15.10          6,370         1.85*        (0.50)*           13
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------

       0.00          0.00             0.00           12.22       6.17         16,355         1.85*        (0.64)*           14
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------
       0.00          0.00             0.00           11.51      15.10         10,742         1.84*        (0.52)*           13
----------------  --------------  -------------  ----------  -----------  -------------  -----------  --------------  -------------


                                                      See accompanying notes  53

                                  Net Asset                         Net Realized/                        Dividends     Dividends in
                                  Value                             Unrealized Gain     Total Income     from Net      Excess of Net
Selected Per Share Data for       Beginning      Net Investment     (Loss) on           from Investment  Investment    Investment
the Year or Period Ended:         of Period      Income (Loss)      Investments         Operations       Income        Income
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------

Value Fund
Class A
     12/31/1999 (a)               $   15.29      $   0.13(b)        $  (1.08)(b)        $  (0.95)        $  (0.15)     $   0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     06/30/1999                       15.64          0.24(b)            1.35(b)             1.59            (0.22)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     06/30/1998                       14.80          0.19(b)            2.46(b)             2.65            (0.18)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     01/13/1997-06/30/1997            13.17          0.47               1.26                1.73            (0.10)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
Class B
     12/31/1999 (a)                   15.26          0.07(b)           (1.07)(b)           (1.00)           (0.10)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     06/30/1999                       15.63          0.12(b)            1.35(b)             1.47            (0.12)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     06/30/1998                       14.80          0.07(b)            2.46(b)             2.53            (0.07)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     01/13/1997-06/30/1997            13.16          0.44               1.26                1.70            (0.06)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
Class C
     12/31/1999 (a)                   15.26          0.07(b)           (1.06)(b)           (0.99)           (0.10)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     06/30/1999                       15.63          0.12(b)            1.35(b)             1.47            (0.12)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     06/30/1998                       14.80          0.07(b)            2.46(b)             2.53            (0.07)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     01/13/1997-06/30/1997            13.15          0.43               1.28                1.71            (0.06)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------

Value 25 Fund
Class A
     12/31/1999 (a)               $    8.96      $   0.09(b)        $  (1.33)(b)        $  (1.24)        $  (0.11)     $   0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     07/10/1998 - 06/30/1999          10.00          0.13(b)           (1.12)(b)           (0.99)           (0.05)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
Class B
     12/31/1999 (a)                    8.92          0.05(b)           (1.30)(b)           (1.25)           (0.08)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     07/10/1998 - 06/30/1999          10.00          0.07(b)           (1.12)(b)           (1.05)           (0.03)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
Class C
     12/31/1999 (a)                    8.93          0.05(b)           (1.29)(b)           (1.24)           (0.08)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------
     07/10/1998 - 06/30/1999          10.00          0.07(b)           (1.12)(b)           (1.05)           (0.02)         0.00
--------------------------------  -------------  -----------------  ------------------  ---------------  ------------  -------------

*Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding interest expense is 1.90%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.90%.
(e) Ratio of expenses to average net assets excluding interest expense is 1.15%.


54 See companying notes

                                                                                                       Ratio of
Distributions     Distributions                                                          Ratio of      Net Investment
from Net          in Excess of                   Net Asset                Net Assets     Expenses to   Income (Loss)    Portfolio
Realized Capital  Net Realized    Total          Value End    Total       End of Period  Average Net   to Average Net   Turnover
Gains             Capital Gains   Distributions  of Period    Return      (000s)         Assets        Assets           Rate
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------


$      (2.57)     $   0.00        $  (2.72)      $   11.62      (5.81)%   $   19,768        1.10%*          1.75%*          65%
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
       (1.72)         0.00           (1.94)          15.29      11.93         22,267        1.11            1.68           101
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
       (1.63)         0.00           (1.81)          15.64      18.86         21,742        1.11            1.19            77
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
        0.00          0.00           (0.10)          14.80      13.19         15,648        1.11*           1.71*           71
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------

       (2.57)         0.00           (2.67)          11.59      (6.18)        30,094        1.85*           1.03*           65
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
       (1.72)         0.00           (1.84)          15.26      11.05         36,314        1.85            0.85           101
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
       (1.63)         0.00           (1.70)          15.63      17.98         35,716        1.86            0.45            77
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
        0.00          0.00           (0.06)          14.80      12.93         25,433        1.86*           0.96*           71
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------

       (2.57)         0.00           (2.67)          11.60      (6.12)        63,692        1.85*           1.02*           65
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
       (1.72)         0.00           (1.84)          15.26      11.04         80,594        1.85            0.83           101
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
       (1.63)         0.00           (1.70)          15.63      17.98         88,235        1.86            0.45            77
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
        0.00          0.00           (0.06)          14.80      13.02         64,110        1.86*           0.97*           71
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------



$       0.00      $   0.00      $    (0.11)     $     7.61     (13.72)%      $   252        1.19%*          2.35%*          94%
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
        0.00          0.00           (0.05)           8.96      (9.85)           287        1.23(e)*        1.60           182
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------

        0.00          0.00           (0.08)           7.59     (13.93)           959        1.94*           1.19*           94
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
        0.00          0.00           (0.03)           8.92     (10.47)           840        1.99(c)*        0.88*          182
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------

        0.00          0.00           (0.08)           7.61     (13.80)           962        1.94*           1.24*           94
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------
        0.00          0.00           (0.02)           8.93     (10.50)           833        1.99(d)*        0.89*          182
----------------  --------------  -------------  -----------  ----------  -------------  ------------  ---------------  -----------

                                                      See accompanying notes  55

Statements of Assets and Liabilities

December 31, 1999 (Unaudited)

                                                               Capital
                                                               Appreciation     Equity Income                     Innovation
Amounts in thousands, except per share amounts                 Fund             Fund             Growth Fund      Fund
                                                               ------------     -------------    ------------     ------------
Assets:
Investments, at value                                          $   951,427      $   153,954      $ 2,889,461      $ 3,507,284
------------------------------------------------------------   ------------     -------------    ------------     ------------
Cash and foreign currency                                               28                0              158                0
------------------------------------------------------------   ------------     -------------    ------------     ------------
Receivable for investments and foreign currency sold                10,580            2,187                0           38,942
------------------------------------------------------------   ------------     -------------    ------------     ------------
Receivable for Fund shares sold                                        268              180           10,229           44,960
------------------------------------------------------------   ------------     -------------    ------------     ------------
Interest and dividends receivable                                      655              525              566              113
------------------------------------------------------------   ------------     -------------    ------------     ------------
Variation margin receivable                                              0                0                0                0
------------------------------------------------------------   ------------     -------------    ------------     ------------
Other assets                                                             0                0                0               33
------------------------------------------------------------   ------------     -------------    ------------     ------------
                                                                   962,958          156,846        2,900,414        3,591,332
============================================================   ============     =============    ============     ============

Liabilities:
Payable for investments and foreign currency purchased         $     4,286      $        66      $         0      $   106,373
------------------------------------------------------------   ------------     -------------    ------------     ------------
Payable for Fund shares redeemed                                       444              575            4,651           18,101
------------------------------------------------------------   ------------     -------------    ------------     ------------
Dividends payable                                                        0                0                0                0
------------------------------------------------------------   ------------     -------------    ------------     ------------
Accrued investment advisory fee                                        378               63            1,190            1,680
------------------------------------------------------------   ------------     -------------    ------------     ------------
Accrued administration fee                                             238               42              949            1,033
------------------------------------------------------------   ------------     -------------    ------------     ------------
Accrued distribution fee                                                88               24            1,617            1,432
------------------------------------------------------------   ------------     -------------    ------------     ------------
Accrued servicing fee                                                   89               14              594              645
------------------------------------------------------------   ------------     -------------    ------------     ------------
Variation margin payable                                                 0                0                0                0
------------------------------------------------------------   ------------     -------------    ------------     ------------
Other liabilities                                                        0                0                0                0
------------------------------------------------------------   ------------     -------------    ------------     ------------
                                                                     5,523              784            9,001          129,264
============================================================   ============     =============    ============     ============

Net Assets                                                     $   957,435      $   156,062      $ 2,891,413      $ 3,462,068
============================================================   ============     =============    ============     ============

Net Assets Consist of:
Paid in capital                                                $   668,510      $   170,636      $ 1,676,013      $ 1,792,055
------------------------------------------------------------   ------------     -------------    ------------     ------------
Undistributed (overdistributed) net investment income                 (810)           4,081          (17,502)         (14,122)
------------------------------------------------------------   ------------     -------------    ------------     ------------
Accumulated undistributed net realized gain (loss)                  39,378           (3,493)          21,454          114,988
------------------------------------------------------------   ------------     -------------    ------------     ------------
Net unrealized appreciation (depreciation)                         250,357          (15,162)       1,211,448        1,569,147
------------------------------------------------------------   ------------     -------------    ------------     ------------
                                                               $   957,435      $   156,062      $ 2,891,413      $ 3,462,068
============================================================   ============     =============    ============     ============

Net Assets:
Class A                                                        $    79,800      $    14,451      $   258,000      $   848,616
------------------------------------------------------------   ------------     -------------    ------------     ------------
Class B                                                             59,119           17,181          176,976        1,054,848
------------------------------------------------------------   ------------     -------------    ------------     ------------
Class C                                                             78,628           18,127        2,436,345        1,505,350
------------------------------------------------------------   ------------     -------------    ------------     ------------
Other Classes                                                      739,888          106,303           20,092           53,254
------------------------------------------------------------   ------------     -------------    ------------     ------------

Shares Issued and Outstanding:
Class A                                                              3,195            1,340            6,722           13,000
------------------------------------------------------------   ------------     -------------    ------------     ------------
Class B                                                              2,415            1,603            5,162           16,852
------------------------------------------------------------   ------------     -------------    ------------     ------------
Class C                                                              3,208            1,688           71,058           24,057
------------------------------------------------------------   ------------     -------------    ------------     ------------

Net Asset Value and Redemption Price*
     Per Share (Net Assets Per Share Outstanding)
Class A                                                        $     24.98      $     10.78      $     38.38      $     65.27
------------------------------------------------------------   ------------     -------------    ------------     ------------
Class B                                                              24.48            10.72            34.29            62.59
------------------------------------------------------------   ------------     -------------    ------------     ------------
Class C                                                              24.51            10.74            34.29            62.57
------------------------------------------------------------   ------------     -------------    ------------     ------------

Cost of Investments Owned                                      $   701,070      $   169,116      $ 1,678,013      $ 1,938,136
============================================================   ============     =============    ============     ============

* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

56 See accompanying notes


International        Mid-Cap            Opportunity        Precious           Renaissance        Small-Cap
Fund                 Growth Fund        Fund               Metals Fund        Fund               Value Fund         Target Fund
---------------      -------------      -------------      -------------      ------------       ------------       -------------

$     153,718        $ 1,044,508        $   587,198        $    16,001        $   543,672        $   317,236        $ 1,678,572
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        1,171                 69                409                 37                  0                  0                 76
---------------      -------------      -------------      -------------      ------------       ------------       -------------
            0             12,378              6,067                 47             12,776              2,298                  0
---------------      -------------      -------------      -------------      ------------       ------------       -------------
          102                931              2,566                  1              1,490              1,842              6,342
---------------      -------------      -------------      -------------      ------------       ------------       -------------
          285                810                170                  7              1,114              1,086                 67
---------------      -------------      -------------      -------------      ------------       ------------       -------------
            0                  0                  0                  0                  0                  0                  0
---------------      -------------      -------------      -------------      ------------       ------------       -------------
           40                  0                  2                  0                  2                  0                  0
---------------      -------------      -------------      -------------      ------------       ------------       -------------
      155,316          1,058,696            596,412             16,093            559,054            322,462          1,685,057
===============      =============      =============      =============      ============       ============       =============


$           0        $    15,084        $     6,954        $         0        $     8,929        $       109        $     5,868
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        1,279             17,395              4,196                202              3,243              2,509              9,542
---------------      -------------      -------------      -------------      ------------       ------------       -------------
            0                  1                  0                  0                  0                  0                  0
---------------      -------------      -------------      -------------      ------------       ------------       -------------
           74                410                302                 11                283                172                746
---------------      -------------      -------------      -------------      ------------       ------------       -------------
           85                268                184                  8                189                107                541
---------------      -------------      -------------      -------------      ------------       ------------       -------------
           76                115                250                 11                307                107                867
---------------      -------------      -------------      -------------      ------------       ------------       -------------
           33                 89                115                  4                118                 63                338
---------------      -------------      -------------      -------------      ------------       ------------       -------------
            0                  0                  0                  0                  0                  0                  0
---------------      -------------      -------------      -------------      ------------       ------------       -------------
           29                  0                  0                  0                 25                  0                  0
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        1,576             33,362             12,001                236             13,094              3,067             17,902
===============      =============      =============      =============      ============       ============       =============

$     153,740        $ 1,025,334        $   584,411        $    15,857        $   545,960        $   319,395        $ 1,667,155
===============      =============      =============      =============      ============       ============       =============


$     114,885        $   754,197        $   377,891        $    33,372        $   556,628        $   386,860        $   874,859
---------------      -------------      -------------      -------------      ------------       ------------       -------------
       (1,954)            (1,038)             9,978               (230)            38,842                814             57,671
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        4,310             13,056             39,508            (15,762)           (39,815)           (24,635)           (15,323)
---------------      -------------      -------------      -------------      ------------       ------------       -------------
       36,499            259,119            157,034             (1,523)            (9,695)           (43,644)           749,948
---------------      -------------      -------------      -------------      ------------       ------------       -------------
$     153,740        $ 1,025,334        $   584,411        $    15,857        $   545,960        $   319,395        $ 1,667,155
===============      =============      =============      =============      ============       ============       =============


$      12,144        $   136,694        $   150,751        $     2,093        $    72,020        $   109,134        $   221,955
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        9,677             79,815             13,464              4,823            105,535             71,425            125,134
---------------      -------------      -------------      -------------      ------------       ------------       -------------
      108,003             97,991            404,368              8,941            367,465             84,789          1,307,105
---------------      -------------      -------------      -------------      ------------       ------------       -------------
       23,916            710,834             15,828                  0                940             54,047             12,961
---------------      -------------      -------------      -------------      ------------       ------------       -------------


          915              5,300              4,888                425              5,041              7,859              8,972
---------------      -------------      -------------      -------------      ------------       ------------       -------------
          801              3,155                505              1,060              7,538              5,152              5,512
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        8,942              3,874             15,158              1,972             26,388              6,110             57,575
---------------      -------------      -------------      -------------      ------------       ------------       -------------


$       13.27        $     25.79        $     30.83        $      4.93        $     14.29        $     13.89        $     24.74
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        12.09              25.30              26.67               4.55              14.00              13.86              22.70
---------------      -------------      -------------      -------------      ------------       ------------       -------------
        12.08              25.30              26.68               4.53              13.93              13.88              22.70
---------------      -------------      -------------      -------------      ------------       ------------       -------------

$     117,382        $   785,389        $   430,164        $    17,525        $   553,369        $   360,880        $   928,624
===============      =============      =============      =============      ============       ============       =============


Tax-Efficient
Equity Fund          Value Fund         Value 25 Fund
---------------      -------------      -------------

$      56,487        $   212,409        $     2,195
---------------      -------------      -------------
            0                104                  0
---------------      -------------      -------------
            0                  0                 52
---------------      -------------      -------------
          358                156                  0
---------------      -------------      -------------
           39                605                  6
---------------      -------------      -------------
            0                  0                  0
---------------      -------------      -------------
            4                  0                  0
---------------      -------------      -------------
       56,888            213,274              2,253
===============      =============      =============


$           5        $         0        $        60
---------------      -------------      -------------
           54              1,017                 16
---------------      -------------      -------------
            0                  0                  0
---------------      -------------      -------------
           22                 85                  1
---------------      -------------      -------------
           17                 62                  1
---------------      -------------      -------------
           18                 63                  1
---------------      -------------      -------------
           12                 30                  1
---------------      -------------      -------------
            0                  0                  0
---------------      -------------      -------------
            4                  0                  0
---------------      -------------      -------------
          132              1,257                 80
===============      =============      =============

$      56,756        $   212,017        $     2,173
===============      =============      =============


$      49,699        $   224,128        $     2,660
---------------      -------------      -------------
          (50)            10,182                 (7)
---------------      -------------      -------------
       (1,896)            (8,550)              (341)
---------------      -------------      -------------
        9,003            (13,743)              (139)
---------------      -------------      -------------
$      56,756        $   212,017        $     2,173
===============      =============      =============


$       8,712        $    19,768        $       252
---------------      -------------      -------------
       11,470             30,094                959
---------------      -------------      -------------
       16,355             63,692                962
---------------      -------------      -------------
       20,219             98,463                  0
---------------      -------------      -------------


          705              1,702                 33
---------------      -------------      -------------
          938              2,596                126
---------------      -------------      -------------
        1,338              5,492                126
---------------      -------------      -------------


$       12.36        $     11.62        $      7.61
---------------      -------------      -------------
        12.22              11.59               7.59
---------------      -------------      -------------
        12.22              11.60               7.61
---------------      -------------      -------------

$      47,484        $   226,152        $     2,333
===============      =============      =============

                                                      See accompanying notes  57

Statements of Operations
December 31, 1999 (Unaudited)

                                                                             Capital
                                                                             Appreciation   Equity                      Innovation
Amounts in thousands                                                         Fund           Income Fund   Growth Fund   Fund
                                                                             -----------    -----------   -----------   -----------
Investment Income:
Dividends, net of foreign taxes                                              $     4,649    $     3,438   $     4,485   $       155
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Interest                                                                             607             70           494         2,939
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
     Total Income                                                                  5,256          3,508         4,979         3,094
=========================================================================    ===========    ===========   ===========   ===========

Expenses:
Investment advisory fees                                                           2,257            416         6,103         5,997
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Administration fees                                                                1,415            276         4,825         3,689
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Distribution fees - Class B                                                          202             76           528         2,032
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Distribution fees - Class C                                                          286             86         7,697         3,084
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Servicing fees - Class A                                                             106             20           264           568
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Servicing fees - Class B                                                              67             25           176           677
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Servicing fees - Class C                                                              95             29         2,566         1,028
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Distribution and/or servicing fees - Other Classes                                   272             16            14            30
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Trustees' fees                                                                        38              7            88            55
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Miscellaneous                                                                         24             25           221            56
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
     Total expenses                                                                4,762            976        22,482        17,216
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------

Net Investment Income (loss)                                                         494          2,532       (17,503)      (14,122)
=========================================================================    ===========    ===========   ===========   ===========

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                           84,228          8,195        48,957       349,045
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Net realized gain (loss) on foreign currency transactions                              0              0             0             0
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Net change in unrealized appreciation (depreciation) on investments               28,003        (34,549)      637,993     1,161,980
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Net change in unrealized appreciation (depreciation) on
     contracts and written options                                                     0              0             0             0
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies                       0              0             0             0
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------
Net gain (loss)                                                                  112,231        (26,354)      686,950     1,511,025
-------------------------------------------------------------------------    -----------    -----------   -----------   -----------

Net Increase (Decrease) in Assets Resulting from Operations                  $   112,725    $   (23,822)  $   669,447   $ 1,496,903
=========================================================================    ===========    ===========   ===========   ===========

58 See accompanying notes

International        Mid-Cap            Opportunity        Precious           Renaissance        Small-Cap
Fund                 Growth Fund        Fund               Metals Fund        Fund               Value Fund         Target Fund
------------         -----------        -----------        -----------        -----------        -----------        -----------
$        799         $     4,686        $       674        $        73        $     3,133        $     5,885        $       632
------------         -----------        -----------        -----------        -----------        -----------        -----------
         258               1,045                630                109                252                238                982
------------         -----------        -----------        -----------        -----------        -----------        -----------
       1,057               5,731              1,304                182              3,385              6,123              1,614
============         ===========        ===========        ===========        ===========        ===========        ===========

         395               2,252              1,454                 62              1,826              1,127              3,465
------------         -----------        -----------        -----------        -----------        -----------        -----------
         452               1,479                888                 46              1,217                699              2,514
------------         -----------        -----------        -----------        -----------        -----------        -----------
          34                 295                 20                 17                447                323                333
------------         -----------        -----------        -----------        -----------        -----------        -----------
         377                 373              1,195                 41              1,523                382              3,701
------------         -----------        -----------        -----------        -----------        -----------        -----------
          18                 157                143                  6                103                148                220
------------         -----------        -----------        -----------        -----------        -----------        -----------
          11                  98                  7                  6                149                108                111
------------         -----------        -----------        -----------        -----------        -----------        -----------
         126                 124                398                 14                507                127              1,234
------------         -----------        -----------        -----------        -----------        -----------        -----------
          19                 133                  8                  0                  1                 24                  8
------------         -----------        -----------        -----------        -----------        -----------        -----------
           5                  36                 16                  1                 23                 14                 43
------------         -----------        -----------        -----------        -----------        -----------        -----------
          75                  12                 24                 22                 15                  4                 56
------------         -----------        -----------        -----------        -----------        -----------        -----------
       1,512               4,959              4,153                215              5,811              2,956             11,685
------------         -----------        -----------        -----------        -----------        -----------        -----------

        (455)                772             (2,849)               (33)            (2,426)             3,167            (10,071)
============         ===========        ===========        ===========        ===========        ===========        ===========

      11,527              13,132             92,137               (415)            16,435            (12,563)            62,111
------------         -----------        -----------        -----------        -----------        -----------        -----------
      (1,996)                  0                  0               (351)             2,761                  0                  0
------------         -----------        -----------        -----------        -----------        -----------        -----------
      21,323             112,366            100,341              2,259            (32,710)           (35,329)           517,671
------------         -----------        -----------        -----------        -----------        -----------        -----------
         254                   0                  0                  0                  0                  0                  0
------------         -----------        -----------        -----------        -----------        -----------        -----------
         154                   0                  0                (13)                 3                  0                  0
------------         -----------        -----------        -----------        -----------        -----------        -----------
      31,262             125,498            192,478              1,480            (13,511)           (47,892)           579,782
------------         -----------        -----------        -----------        -----------        -----------        -----------
$     30,807         $   126,270          $ 189,629          $   1,447          $ (15,937)         $ (44,725)         $ 569,711
============         ===========        ===========        ===========        ===========        ===========        ===========

Tax-Efficient
Equity Fund           Value Fund      Value 25 Fund
------------          ----------      -------------
$        263          $    2,999      $          44
------------          ----------      -------------
          15                 258                  3
------------          ----------      -------------
         278               3,257                 47
============          ==========      =============

         103                 502                  7
------------          ----------      -------------
          79                 377                  6
------------          ----------      -------------
          32                 130                  3
------------          ----------      -------------
          49                 281                  4
------------          ----------      -------------
           9                  26                  1
------------          ----------      -------------
          11                  43                  1
------------          ----------      -------------
          16                  94                  1
------------          ----------      -------------
          21                  26                  0
------------          ----------      -------------
           2                   8                  0
------------          ----------      -------------
           1                   7                  1
------------          ----------      -------------
         323               1,494                 24
------------          ----------      -------------
         (45)              1,763                 23
============          ==========      =============

      (1,668)             17,218               (257)
------------          ----------      -------------
           0                   0                  0
------------          ----------      -------------
       5,713             (32,592)              (187)
------------          ----------      -------------
           0                   0                  0
------------          ----------      -------------
           0                   0                  0
------------          ----------      -------------
       4,045             (15,374)              (444)
------------          ----------      -------------
$      4,000           $ (13,611)         $    (421)
============          ==========      =============

                                                       See accompanying notes 59

Statements of Changes in Net Assets

Amounts in thousands                              Capital Appreciation Fund   Equity Income Fund           Growth Fund
                                                  -------------------------   --------------------------   -----------------------
                                                    Six Months        Year     Six Months           Year   Six Months        Year
                                                        Ended        Ended          Ended          Ended        Ended       Ended
                                                  December 31,     June 30,   December 31,      June 30,   December 31,   June 30,
                                                         1999         1999           1999           1999         1999        1999
                                                   (Unaudited)                 (Unaudited)                 (Unaudited)


Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)                         $     494     $   4,855   $    2,532    $     5,424    $ (17,503)   $ (24,048)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
Net realized gain (loss)                                84,228       127,483        8,195         28,130       48,957      413,535
---------------------------------------------------- ------------------------  --------------------------   -----------------------
Net change in unrealized appreciation (depreciation)    28,003       (27,333)     (34,549)        (8,864)     637,993      (30,494)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
Net increase (decrease) resulting from operations      112,725       105,005      (23,822)        24,690      669,447      358,993
==================================================== ========================  ==========================   =======================

Distributions to Shareholders:

From net investment income
  Class A                                                  (74)         (397)        (312)          (395)           0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class B                                                   0              0         (316)          (354)           0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class C                                                   0              0         (330)          (440)           0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Other Classes                                         (2,757)       (5,209)      (2,439)        (4,130)           0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
In excess of net investment income
  Class A                                                    0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class B                                                    0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class C                                                    0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Other Classes                                              0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
From net realized capital gains
  Class A                                              (13,464)       (6,025)      (2,856)        (1,680)     (30,753)     (21,401)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class B                                              (10,054)       (3,186)      (3,628)        (1,999)     (24,820)     (11,617)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class C                                              (13,520)       (5,032)      (3,749)        (2,668)    (344,135)    (230,472)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Other Classes                                       (131,466)      (56,464)     (21,301)       (16,320)      (2,785)           0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
In excess of net realized capital gains
  Class A                                                    0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class B                                                    0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class C                                                    0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Other Classes                                              0             0            0              0            0            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------

Total Distributions                                   (171,335)      (76,313)     (34,931)       (27,986)     (402,493)   (263,490)
==================================================== ========================  ==========================   =======================

Fund Share Transactions:

Receipts for shares sold
  Class A                                               12,873        43,847        2,793          8,352      509,757      592,678
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class B                                                4,219        21,095        3,603          9,636       33,284       68,949
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class C                                                5,240        33,638        2,768         20,733      164,309      536,307
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Other Classes                                        272,885       592,800        5,904         35,370       12,257        7,429
---------------------------------------------------- ------------------------  --------------------------   -----------------------
Issued as reinvestment of distributions
  Class A                                               13,231         5,855        3,057          1,967       28,671       20,136
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class B                                                9,304         3,012        3,572          2,148       22,709       10,649
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class C                                               13,000         4,830        3,897          2,982      319,895      215,697
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Other Classes                                        119,912        49,228       23,647         20,074        2,784            0
---------------------------------------------------- ------------------------  --------------------------   -----------------------
Cost of shares redeemed
  Class A                                              (34,242)      (34,758)      (3,495)       (5,776)     (537,620)    (577,520)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class B                                               (6,386)      (11,806)      (5,087)       (5,140)      (28,728)     (31,680)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Class C                                              (16,403)      (31,014)      (7,406)      (20,521)     (332,035)    (618,382)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
  Other Classes                                       (481,214)     (725,336)     (20,443)      (66,231)       (3,874)        (556)
---------------------------------------------------- ------------------------  --------------------------   -----------------------
Net increase (decrease) resulting from
Fund share transactions                                (87,581)      (48,609)      12,810          3,594      191,409      223,707
---------------------------------------------------- ------------------------  --------------------------   -----------------------

Total Increase (Decrease) in Net Assets               (146,191)      (19,917)     (45,943)           298      458,363      319,210
====================================================  =======================  ==========================   =======================

Net Assets:

Beginning of period                                  1,103,626     1,123,543      202,005        201,707    2,433,050    2,113,840
---------------------------------------------------- ------------------------  --------------------------   -----------------------
End of period *                                     $  957,435    $1,103,626   $  156,062     $  202,005   $2,891,413   $2,433,050
---------------------------------------------------- ------------------------  --------------------------   -----------------------

*Including net undistributed (overdistributed)
investment income of:                               $     (810)    $   1,527   $    4,081     $    4,946   $  (17,502)  $        1
---------------------------------------------------- ------------------------  --------------------------   -----------------------

60  See accompanying notes

Innovation Fund              International Fund         Mid-Cap Growth Fund       Opportunity Fund           Precious Metals Fund
--------------------------   -----------------------    -----------------------   ------------------------   -----------------------

   Six Months        Year     Six Months        Year      Six Months      Year     Six Months         Year   Six Months        Year
       Ended        Ended          Ended       Ended          Ended      Ended          Ended        Ended        Ended       Ended
 December 31,     June 30,   December 31,   June 30,    December 31,   June 30,   December 31,    June 30,   December 31,   June 30,
        1999         1999           1999        1999           1999       1999           1999         1999         1999        1999
  (Unaudited)                 (Unaudited)                (Unaudited)               (Unaudited)               (Unaudited)

 $   (14,122)   $ (10,056)     $    (455)  $    (761)   $       772    $   1,713   $   (2,849)   $  (6,871)   $      (33)  $    416
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
     349,045       82,075          9,531      16,040         13,132          867       92,137       92,947          (766)    (5,908)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
   1,161,980      250,804         21,731     (16,663)       112,366        7,029      100,341      (86,017)        2,246      6,425
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
   1,496,903      322,823         30,807      (1,384)       126,270        9,609      189,629           59         1,447        933
 =========================     ======================   =========================  ========================   ======================


           0            0              0           0           (213)         (33)           0            0           (33)       (37)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0           (19)       (75)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0           (50)      (288)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0         (2,909)        (390)           0            0             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

           0            0              0           0              0            0            0            0             0        (10)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0             0        (20)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0             0        (78)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0             0         0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

     (69,914)      (4,919)        (1,384)       (772)           (91)      (4,870)     (27,707)     (21,702)           (1)         0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
     (89,354)      (5,496)        (1,275)       (789)           (56)      (4,178)      (2,803)           0            (2)         0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
    (128,950)     (12,996)       (13,867)    (10,255)           (68)      (6,249)     (91,653)     (66,672)           (5)         0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
      (4,360)        (143)        (2,937)       (196)          (501)     (25,986)      (3,505)           0             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

           0            0              0           0              0            0            0            0             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
           0            0              0           0              0            0            0            0             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

    (292,578)     (23,554)       (19,463)    (12,012)        (3,838)     (41,706)    (125,668)     (88,374)         (110)      (508)
 =========================     ======================   =========================  ========================   ======================


     792,354      670,706        278,484     387,777         47,510      138,060      228,825    1,327,819       114,971    172,538
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
     300,455      222,514         18,239      36,095          3,673       27,453        9,846          599         2,179      4,487
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
     403,508      386,283        105,300     312,239          6,260       33,931       34,058      394,360       102,742    158,888
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
      19,260       31,776          6,017      21,694        360,924      745,822        9,818        2,418             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

      64,301        4,539          1,120         724            298        4,388       25,775       19,986            25         46
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
      83,020        5,125          1,085         714             50        3,823        2,796            0            22         95
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
     122,169       12,329         12,912       9,591             64        5,858       84,560       61,578            49        363
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
       4,194          142          2,937         196          3,081       24,449        3,504            0             0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

    (620,433)    (517,708)      (289,289)   (384,482)       (51,109)     (73,016)    (246,510)  (1,413,716)     (121,104)  (170,496)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
     (37,797)     (31,174)       (19,761)    (35,264)       (17,375)     (25,970)        (299)        (534)       (1,309)    (4,167)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
    (131,682)    (188,880)      (117,870)   (337,461)       (31,122)     (58,559)     (63,706)    (571,940)     (106,293)  (164,482)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
      (6,509)     (16,345)        (5,865)     (3,792)      (427,477)    (579,895)      (1,279)        (139)            0          0
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
     992,840      579,307         (6,691)      8,031       (105,223)     246,344       87,388     (179,569)       (8,718)    (2,728)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

   2,197,165      878,576          4,653      (5,365)        17,209      214,247      151,349     (267,884)       (7,381)    (2,303)
 =========================     ======================   =========================  ========================   ======================


   1,264,903      386,327        149,087     154,452      1,008,125      793,878      433,062      700,946        23,238     25,541
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------
  $3,462,068   $1,264,903      $ 153,740   $ 149,087    $ 1,025,334   $1,008,125   $  584,411   $  433,062    $   15,857   $ 23,238
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

  $  (14,122)  $       0       $  (1,954)  $  (1,499)   $    (1,038)  $    1,312   $    9,978   $   12,827    $     (230)  $    (95)
 -------------------------     ----------------------   -------------------------  ------------------------   ----------------------

                                                     See accompanying notes   61

Statements of Changes in Net Assets (Cont.)


Amounts in thousands                                                                    Renaissance Fund
                                                                                        -----------------
                                                                                         Six Months Ended          Year Ended
                                                                                        December 31, 1999       June 30, 1999
                                                                                               (Unaudited)
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                                                            $          (2,426)   $         (4,312)
------------------------------------------------------------------------------------    -----------------    ----------------
Net realized gain (loss)                                                                           19,196             100,928
------------------------------------------------------------------------------------    -----------------    ----------------
Net change in unrealized appreciation (depreciation)                                              (32,707)            (42,518)
------------------------------------------------------------------------------------    -----------------    ----------------
Net increase (decrease) resulting from operations                                                 (15,937)             54,098
====================================================================================    =================    ================

Distributions to Shareholders:
From net investment income
  Class A                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Class B                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Class C                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Other Classes                                                                                         0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
In excess of net investment income
  Class A                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Class B                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Class C                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Other Classes                                                                                         0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
From net realized capital gains
  Class A                                                                                         (14,504)            (10,816)
------------------------------------------------------------------------------------    -----------------    ----------------
  Class B                                                                                         (22,515)            (14,778)
------------------------------------------------------------------------------------    -----------------    ----------------
  Class C                                                                                         (75,211)            (55,218)
------------------------------------------------------------------------------------    -----------------    ----------------
  Other Classes                                                                                      (168)                (49)
------------------------------------------------------------------------------------    -----------------    ----------------
In excess of net realized capital gains
  Class A                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Class B                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Class C                                                                                               0                   0
------------------------------------------------------------------------------------    -----------------    ----------------
  Other Classes                                                                                         0                   0
------------------------------------------------------------------------------------    -----------------    ----------------

Total Distributions                                                                              (112,398)            (80,861)
====================================================================================    =================    ================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                                                          20,749             158,557
------------------------------------------------------------------------------------    -----------------    ----------------
  Class B                                                                                          10,063              45,572
------------------------------------------------------------------------------------    -----------------    ----------------
  Class C                                                                                          45,727             101,621
------------------------------------------------------------------------------------    -----------------    ----------------
  Other Classes                                                                                       480               1,189
------------------------------------------------------------------------------------    -----------------    ----------------
Issued as reinvestment of distributions
  Class A                                                                                          13,698               9,525
------------------------------------------------------------------------------------    -----------------    ----------------
  Class B                                                                                          20,280              13,419
------------------------------------------------------------------------------------    -----------------    ----------------
  Class C                                                                                          69,512              51,677
------------------------------------------------------------------------------------    -----------------    ----------------
  Other Classes                                                                                       167                  38
------------------------------------------------------------------------------------    -----------------    ----------------
Cost of shares redeemed
  Class A                                                                                         (36,388)           (161,529)
------------------------------------------------------------------------------------    -----------------    ----------------
  Class B                                                                                         (25,695)            (29,608)
------------------------------------------------------------------------------------    -----------------    ----------------
  Class C                                                                                        (103,839)           (159,492)
------------------------------------------------------------------------------------    -----------------    ----------------
  Other Classes                                                                                      (284)             (1,405)
------------------------------------------------------------------------------------    -----------------    ----------------
Net increase (decrease) resulting from Fund share transactions                                     14,470              29,564
------------------------------------------------------------------------------------    -----------------    ----------------

Total Increase (Decrease) in Net Assets                                                          (113,865)              2,801
====================================================================================    =================    ================

Net Assets:
Beginning of period                                                                               659,825             657,024
------------------------------------------------------------------------------------    -----------------    ----------------
End of period *                                                                         $         545,960    $        659,825
------------------------------------------------------------------------------------    -----------------    ----------------

*Including net undistributed (overdistributed) investment income of:                    $          38,842    $         41,268
------------------------------------------------------------------------------------    -----------------    ----------------

62 See accompanying notes

Small-Cap Value Fund       Target Fund                Tax-Efficient Equity Fund   Value Fund                Value 25 Fund
-------------------------  -------------------------  -------------------------  ------------------------  ------------------------
  Six Months         Year    Six Months         Year    Six Months       Period    Six Months         Year    Six Months     Period
       Ended        Ended         Ended        Ended         Ended   Ended July         Ended        Ended         Ended Ended July
December 31,     June 30,  December 31,     June 30,  December 31,     10, 1998   December 31,    June 30,  December 31,   10, 1998
        1999         1999          1999         1999          1999      to June          1999         1999          1999    to June
  (Unaudited)                (Unaudited)                (Unaudited)    30, 1999    (Unaudited)                (Unaudited)  30, 1999

$      3,167  $     5,018  $    (10,071)  $  (12,880) $        (45)  $      (27)  $     1,763   $    3,245   $        23   $     18
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
    (12,563)      (11,944)       62,111      124,994        (1,668)        (228)       17,218       29,420          (257)       (84)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
    (35,329)      (15,379)      517,671       38,444         5,713        3,290       (32,592)      (6,992)         (187)        48
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
    (44,725)      (22,305)      569,711      150,558         4,000        3,035       (13,611)      25,673          (421)       (18)
===========   ===========  ============   ==========  ============   ==========   ===========   ==========   ===========   ========

     (2,407)       (1,065)            0            0             0            0          (250)        (297)          (16)        (4)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
       (900)         (416)            0            0             0            0          (258)        (285)          (10)        (2)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
     (1,080)         (329)            0            0             0            0          (537)        (644)          (11)        (1)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
     (1,269)       (1,043)            0            0             0            0        (1,263)      (1,851)           (3)        (1)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

          0             0             0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0             0             0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0             0             0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0             0             0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

          0             0       (16,039)      (7,963)            0            0        (3,636)      (2,116)            0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0             0        (8,779)      (4,561)            0            0        (5,756)      (3,839)            0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0             0       (95,378)     (55,675)            0            0       (11,931)      (9,026)            0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0             0          (874)           0             0            0       (17,432)     (11,350)            0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

          0        (2,675)            0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0        (3,114)            0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0        (3,425)            0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
          0        (2,175)            0            0             0            0             0            0             0          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

     (5,656)      (14,242)     (121,070)     (68,199)            0            0       (41,063)     (29,408)          (40)        (8)
===========   ===========  ============   ==========  ============   ==========   ===========   ==========   ===========   ========

     55,793        89,486       825,802    1,155,256         2,851        7,152        12,891       40,949         1,303      1,532
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
      5,244        36,302        25,676       17,814         5,422        7,039         2,378        6,401           443      1,252
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
     14,863        57,300       103,544      164,138         6,034       11,845         8,838       17,743           748      1,157
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
     10,043        60,011         3,676        6,773        18,012        4,070        28,566       34,047             0        388
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

      2,270         3,546        13,199        7,489             0            0         3,583        2,146            16          3
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
        820         3,299         8,042        4,207             0            0         5,191        3,688            10          2
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
      1,017         3,581        89,524       52,783             0            0        11,766        9,133            10          1
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
      1,121         2,992           874            0             0            0        18,568       13,104             0          1
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

    (40,452)      (53,980)     (853,926)  (1,168,422)       (1,278)      (1,370)      (13,851)     (42,344)       (1,232)    (1,197)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
    (20,266)      (41,495)      (19,264)     (24,745)       (1,084)      (1,299)       (5,515)      (8,734)         (194)      (432)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
    (30,641)      (64,820)     (143,231)    (317,299)       (1,437)      (2,363)      (20,141)     (32,134)         (475)      (343)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
    (27,679)      (36,584)       (1,643)        (311)       (3,715)        (158)      (17,221)     (47,985)         (184)      (149)
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
    (27,867)       59,638        52,273     (102,317)       24,805       24,916        35,053       (3,986)          445      2,215
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

    (78,248)       23,091       500,914      (19,958)       28,805       27,951       (19,621)      (7,721)          (16)     2,189
===========   ===========  ============   ==========  ============   ==========   ===========   ==========   ===========   ========


    397,643       374,552     1,166,241    1,186,199        27,951            0       231,638      239,359         2,189          0
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------
$    319,395  $   397,643  $  1,667,155   $1,166,241  $     56,756   $   27,951   $   212,017   $  231,638   $     2,173   $  2,189
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

$        814  $     3,303  $     57,671   $   67,742  $        (50)  $       (5)  $    10,182   $   10,727   $        (7)  $     10
------------  -----------  ------------   ----------  ------------   ----------   -----------   ----------   -----------   --------

                                                     See accompanying notes   63

Notes to Financial Statements
December 31, 1999 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation - $42,184; Equity Income Fund - $362; International Fund - $65,567; Precious Metals Fund - $1,643; Renaissance Fund - $55,595; Tax-Efficient Equity Fund - $838; and Value Fund - $297.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth and Value 25 Funds; 0.55% for the Target and International Funds; 0.60% for the Renaissance, Small-Cap Value, and Precious Metals Funds; 0.65% for the Opportunity and Innovation Funds; 1.00% for the Small-Cap Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the Precious Metals and International Funds, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.65% for the International Fund; 0.45% for the Precious Metals Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the International and International Growth Funds and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

December 31,1999 (Unaudited)

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the Retail and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                               Distribution Fee (%)           Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                        --                        0.25
Class B
All Funds                                      0.75                        0.25
Class C
All Funds                                      0.75                        0.25
Class D
All Funds                                        --                        0.25

     PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Retail Classes shares. For the period ended December 31, 1999, PFD received $6,933,038 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                                     U.S. Government/Agency
                                               ---------------------------------
                                                  Purchases             Sales
--------------------------------------------------------------------------------
Capital Appreciation Fund                      $   494,990        $   773,759
Equity Income Fund                                  45,905             65,026
Growth Fund                                        831,522          1,023,664
Innovation Fund                                  2,343,699          1,813,122
International Fund                                  39,500             52,576
Mid-Cap Growth Fund                                719,963            801,172
Opportunity Fund                                   457,989            502,575
Precious Metals Fund                                 5,657              5,920
Renaissance Fund                                   399,457            485,913
Small-Cap Value Fund                               110,894            121,871
Target Fund                                        711,909            755,821
Tax Efficient Equity Fund                           30,768              6,228
Value Fund                                         145,200            137,644
Value 25 Fund                                        2,661              2,429

5. Federal Income Tax Matters

As of June 30, 1999, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the International Fund, Precious Metals Fund, Small Cap Value Fund, Tax-Efficient Equity Fund, and Value 25 Fund realized capital losses and/or foreign currency losses during the period November 1, 1998 through June 30, 1999, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $332,309, $3,967,828, $573,480, $174,775, and $5,496 respectively. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                      Capital Loss Carryforwards
                                           -------------------------------------
                                             Realized Losses          Expiration
--------------------------------------------------------------------------------
Precious Metals Fund                       $      1,635,971            6/30/2006
                                                  8,161,137            6/30/2007
Small Cap Value Fund                             10,713,421            6/30/2007
Tax-Efficient Equity Fund                            27,778            6/30/2007
Value 25 Fund                                        67,139            6/30/2007

6. Line of Credit

Effective December 14, 1999, the funds, along with certain other funds managed by PIMCO, entered into an unsecured $350,000,000 bank line of credit agreement with State Street Bank. Borrowings under the agreement bear interest at the Fed Funds plus 50 basis points or the Base Rate, which is typically the Prime Rate. The funds may borrow money solely for temporary purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 14, 1999 through December 31, 1999.

7. In-Kind Transactions. For the period ended December 31, 1999, the following funds realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

                                          December 31, 1999        June 30, 1999
--------------------------------------------------------------------------------
Capital Appreciation Fund                        $      0           $   2,839
Mid-Cap Growth Fund                                 2,312                   0

8. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

December 31, 1999 (Unaudited)

9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                        Capital Appreciation Fund                     Equity Income Fund
                                       ---------------------------------------------  ----------------------------------------------
                                       Period Ended 12/31/1999  Year Ended 6/30/1999   Period Ended 12/31/1999  Year Ended 6/30/1999
                                            Shares      Amount      Shares    Amount        Shares      Amount     Shares     Amount
                                       ---------------------------------------------  ----------------------------------------------
Receipts for shares sold
     Class A                                    498   $  12,873     1,753  $  43,847           202   $   2,793       558  $   8,352
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Class B                                    167       4,219       863     21,095           258       3,603       658      9,636
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Class C                                    209       5,240     1,380     33,638           199       2,768     1,408     20,733
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Other Classes                           10,639     272,885    23,619    592,800           438       5,904     2,442     35,370
------------------------------------   ---------------------------------------------  ----------------------------------------------

Issued as reinvestment of distributions
     Class A                                    564      13,231       249      5,855           286       3,057       140      1,967
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Class B                                    405       9,304       131      3,012           337       3,572       153      2,148
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Class C                                    565      13,000       209      4,830           367       3,897       212      2,982
------------------------------------   ---------------------------------------------  ----------------------------------------------
Other Classes                                 5,074     119,912     2,085     49,228         2,201      23,647     1,420     20,074
------------------------------------   ---------------------------------------------  ----------------------------------------------

Cost of shares redeemed
     Class A                                 (1,292)    (34,242)   (1,376)   (34,758)         (261)     (3,495)     (392)    (5,776)
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Class B                                   (253)     (6,386)     (486)   (11,806)         (394)     (5,087)     (358)    (5,140)
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Class C                                   (648)    (16,403)   (1,280)   (31,014)         (554)     (7,406)   (1,389)   (20,521)
------------------------------------   ---------------------------------------------  ----------------------------------------------
     Other Classes                          (18,848)   (481,214)  (28,942)  (725,336)       (1,583)    (20,443)   (4,448)   (66,231)
------------------------------------   ---------------------------------------------  ----------------------------------------------

Net increase (decrease) resulting from
     Fund share transactions                 (2,920)  $ (87,581)   (1,795) $ (48,609)        1,496   $  12,810       404  $   3,594
------------------------------------   ---------------------------------------------  ----------------------------------------------
                                                                              Growth Fund
                                                      ---------------------------------------------------------
                                                      Period Ended 12/31/1999              Year Ended 6/30/1999
                                                       Shares          Amount             Shares         Amount
                                                      ----------------------------------------------------------
Receipts for shares sold
     Class A                                           14,831      $   509,757            18,586      $  592,678
----------------------------------------------------  -----------------------------------------------------------
     Class B                                            1,056           33,284             2,319          68,949
----------------------------------------------------  -----------------------------------------------------------
     Class C                                            5,271          164,309            18,554         536,307
----------------------------------------------------  -----------------------------------------------------------
     Other Classes                                        389           12,257               246           7,429
----------------------------------------------------  -----------------------------------------------------------

Issued as reinvestment of distributions
     Class A                                              814           28,671               690          20,136
----------------------------------------------------  -----------------------------------------------------------
     Class B                                              722           22,709               398          10,649
----------------------------------------------------  -----------------------------------------------------------
     Class C                                           10,172          319,895             8,069         215,697
----------------------------------------------------  -----------------------------------------------------------
     Other Classes                                         88            2,784                 0               0
----------------------------------------------------  -----------------------------------------------------------

Cost of shares redeemed
     Class A                                          (15,594)        (537,620)          (18,127)       (577,520)
----------------------------------------------------  -----------------------------------------------------------
     Class B                                             (913)         (28,728)           (1,081)        (31,680)
----------------------------------------------------  -----------------------------------------------------------
     Class C                                          (10,667)        (332,035)          (21,434)       (618,382)
----------------------------------------------------  -----------------------------------------------------------
     Other Classes                                       (121)          (3,874)              (19)           (556)
----------------------------------------------------  -----------------------------------------------------------

Net increase (decrease) resulting from
     Fund share transactions                            6,048      $   191,409             8,201      $  223,707
----------------------------------------------------  -----------------------------------------------------------
                                                  Precious Metals Fund                              Renaissance Fund
                                      -----------------------------------------------  ---------------------------------------------
                                      Period Ended 12/31/1999    Year Ended 6/30/1999  Period Ended 12/31/1999  Year Ended 6/30/1999
                                          Shares       Amount       Shares     Amount      Shares       Amount     Shares     Amount
                                      -----------------------------------------------  ---------------------------------------------
Receipts for shares sold
     Class A                               23,145   $  114,971    31,952   $  172,538       1,259   $   20,749    9,334  $  158,557
------------------------------------  -----------------------------------------------   --------------------------------------------
     Class B                                  472        2,179       868        4,487         595       10,063    2,613      45,572
------------------------------------  -----------------------------------------------   --------------------------------------------
     Class C                               22,626      102,742    31,755      158,888       2,774       45,727    5,944     101,621
------------------------------------  -----------------------------------------------   --------------------------------------------
     Other Classes                              0            0         0            0          29          480       69       1,189
------------------------------------  -----------------------------------------------   --------------------------------------------

Issued as reinvestment of distributions
     Class A                                    5           25         9           46       1,028       13,698      625       9,525
------------------------------------  -----------------------------------------------   --------------------------------------------
     Class B                                    6           22        20           95       1,553       20,280      887      13,419
------------------------------------  -----------------------------------------------   --------------------------------------------
     Class C                                   10           49        76          363       5,351       69,512    3,434      51,677
------------------------------------  -----------------------------------------------   --------------------------------------------
     Other Classes                              0            0         0            0          13          167        3          38
------------------------------------  -----------------------------------------------   --------------------------------------------

Cost of shares redeemed
     Class A                              (24,323)    (121,104)  (31,247)    (170,496)     (2,212)     (36,388)  (9,467)   (161,529)
------------------------------------  -----------------------------------------------   --------------------------------------------
     Class B                                 (280)      (1,309)     (803)      (4,167)     (1,645)     (25,695)  (1,743)    (29,608)
------------------------------------  -----------------------------------------------   --------------------------------------------
     Class C                              (23,202)    (106,293)  (32,681)    (164,482)     (6,417)    (103,839)  (9,456)   (159,492)
------------------------------------  -----------------------------------------------   --------------------------------------------
     Other Classes                              0            0         0            0         (17)        (284)     (82)     (1,405)
------------------------------------  -----------------------------------------------   --------------------------------------------

Net increase (decrease) resulting from
     Fund share transactions               (1,541)  $   (8,718)      (51)  $   (2,728)      2,311   $   14,470    2,161  $   29,564
------------------------------------  -----------------------------------------------   --------------------------------------------
                                                                       Small-Cap Value Fund
                                                   ----------------------------------------------------------
                                                     Period Ended 12/31/1999           Year Ended 6/30/1999
                                                        Shares        Amount             Shares      Amount
                                                    ---------------------------------------------------------
Receipts for shares sold
     Class A                                         3,709      $    55,793             5,904      $   89,486
-------------------------------------------------   ----------------------------------------------------------
     Class B                                           359            5,244             2,397          36,302
-------------------------------------------------   ----------------------------------------------------------
     Class C                                         1,018           14,863             3,813          57,300
-------------------------------------------------   ----------------------------------------------------------
     Other Classes                                     675           10,043             3,981          60,011
-------------------------------------------------   ----------------------------------------------------------

Issued as reinvestment of distributions
     Class A                                           170            2,270               241           3,546
-------------------------------------------------   ----------------------------------------------------------
     Class B                                            61              820               228           3,299
-------------------------------------------------   ----------------------------------------------------------
     Class C                                            76            1,017               247           3,581
-------------------------------------------------   ----------------------------------------------------------
     Other Classes                                      83            1,121               203           2,992
-------------------------------------------------   ----------------------------------------------------------

Cost of shares redeemed
     Class A                                        (2,773)         (40,452)           (3,663)        (53,980)
-------------------------------------------------   ----------------------------------------------------------
     Class B                                        (1,410)         (20,266)           (2,841)        (41,495)
-------------------------------------------------   ----------------------------------------------------------
     Class C                                        (2,125)         (30,641)           (4,402)        (64,820)
-------------------------------------------------   ----------------------------------------------------------
     Other Classes                                  (1,893)         (27,679)           (2,475)        (36,584)
-------------------------------------------------   ----------------------------------------------------------

Net increase (decrease) resulting from
     Fund share transactions                        (2,050)     $   (27,867)            3,633      $   59,638
-------------------------------------------------   ----------------------------------------------------------

                          Innovation Fund                                                  International Fund
      -------------------------------------------------------          ------------------------------------------------------
        Period Ended 12/31/1999         Year Ended 6/30/1999             Period Ended 12/31/1999        Year Ended 6/30/1999
          Shares         Amount           Shares      Amount                Shares        Amount          Shares      Amount
       17,397       $  792,354        22,267      $  670,706            21,911        $  278,484        31,483     $  387,777
      -------------------------------------------------------          -------------------------------------------------------
        6,395          300,455         7,203         222,514             1,558            18,239         3,192         36,095
      -------------------------------------------------------          -------------------------------------------------------
        8,755          403,508        12,856         386,283             8,968           105,300        26,758        312,239
      -------------------------------------------------------          -------------------------------------------------------
          378           19,260           978          31,776               511             6,017         1,989         21,694
      -------------------------------------------------------          -------------------------------------------------------

        1,150           64,301           166           4,539                91             1,120            64            724
      -------------------------------------------------------          -------------------------------------------------------
        1,548           83,020           193           5,125                97             1,085            68            714
      -------------------------------------------------------          -------------------------------------------------------
        2,280          122,169           465          12,329             1,154            12,912           913          9,591
      -------------------------------------------------------          -------------------------------------------------------
           75            4,194             5             142             2,560             2,937            19            196
      -------------------------------------------------------          -------------------------------------------------------

      (13,929)        (620,433)      (17,585)       (517,708)          (22,603)         (289,289)      (30,904)      (384,482)
      -------------------------------------------------------          -------------------------------------------------------
         (841)         (37,797)       (1,084)        (31,174)           (1,678)          (19,761)       (3,101)       (35,264)
      -------------------------------------------------------          -------------------------------------------------------
       (3,060)        (131,682)       (6,532)       (188,880)           (9,991)         (117,870)      (28,746)      (337,461)
      -------------------------------------------------------          -------------------------------------------------------
         (144)          (6,509)         (487)        (16,345)             (493)           (5,865)         (329)        (3,792)
      -------------------------------------------------------          -------------------------------------------------------

       20,004        $  992,840        18,445     $  579,307              (215)     $     (6,691)       1,406      $    8,031
      -------------------------------------------------------          -------------------------------------------------------
                           Mid-Cap Growth Fund                                            Opportunity Fund
       ------------------------------------------------------          ------------------------------------------------------
        Period Ended 12/31/1999         Year Ended 6/30/1999             Period Ended 12/31/1999        Year Ended 6/30/1999
       Shares            Amount        Shares         Amount            Shares            Amount        Shares        Amount
       ------------------------------------------------------          ------------------------------------------------------
        2,127      $    47,510         6,247      $  138,060             8,184        $  228,825        53,826     $1,327,819
       ------------------------------------------------------          ------------------------------------------------------
          168            3,673         1,268          27,453               388             9,846            19            599
       ------------------------------------------------------          ------------------------------------------------------
          282            6,260         1,578          33,931             1,349            34,058        17,562        394,360
       ------------------------------------------------------          ------------------------------------------------------
       16,306          360,924        33,953         745,822               395             9,818           106          2,418
       ------------------------------------------------------          ------------------------------------------------------

           12              298           206           4,388               939            25,775           900         19,986
       ------------------------------------------------------          ------------------------------------------------------
            2               50           181           3,823               118             2,796             0              0
       ------------------------------------------------------          ------------------------------------------------------
            3               64           278           5,858             3,562            84,560         3,079         61,578
       ------------------------------------------------------          ------------------------------------------------------
          123            3,081         1,138          24,449               146             3,504             0              0
       ------------------------------------------------------          ------------------------------------------------------

       (2,302)         (51,109)       (3,372)        (73,016)           (8,742)         (246,510)      (56,632)    (1,413,716)
       ------------------------------------------------------          ------------------------------------------------------
         (790)         (17,375)       (1,230)        (25,970)              (12)             (299)           (8)          (534)
       ------------------------------------------------------          ------------------------------------------------------
       (1,425)         (31,122)       (2,749)        (58,559)           (2,518)          (63,706)      (25,198)      (571,940)
       ------------------------------------------------------          ------------------------------------------------------
      (18,913)        (427,477)      (26,494)       (579,895)              (51)           (1,279)           (6)          (139)
       ------------------------------------------------------          ------------------------------------------------------

       (4,407)     $  (105,223)       11,004      $  246,344             3,758       $    87,388        (6,352)    $ (179,569)
       ------------------------------------------------------          ------------------------------------------------------
                              Target Fund                                                 Tax-Efficient Equity Fund
       ------------------------------------------------------          --------------------------------------------------------

                                                                                                                  Period from
        Period Ended 12/31/1999         Year Ended 6/30/1999             Period Ended 12/31/1999       07/10/1999 to 6/30/1999
       Shares            Amount        Shares         Amount            Shares            Amount        Shares          Amount
       ------------------------------------------------------          --------------------------------------------------------
       43,141       $  825,802        74,975      $1,155,256               249      $      2,851           699     $     7,152
       ------------------------------------------------------          --------------------------------------------------------
        1,388           25,676         1,206          17,814               478             5,422           682           7,039
       ------------------------------------------------------          --------------------------------------------------------
        5,755          103,544        11,320         164,138               531             6,034         1,163          11,845
       ------------------------------------------------------          --------------------------------------------------------
          182            3,676           402           6,773             1,597            18,012           382           4,070
       ------------------------------------------------------          --------------------------------------------------------
          609           13,199           517           7,489                 0                 0             0               0
       ------------------------------------------------------          --------------------------------------------------------
          404            8,042           312           4,207                 0                 0             0               0
       ------------------------------------------------------          --------------------------------------------------------
        4,501           89,524         3,916          52,783                 0                 0             0               0
       ------------------------------------------------------          --------------------------------------------------------
           41              874             0               0                 0                 0             0               0
       ------------------------------------------------------          --------------------------------------------------------
      (44,386)        (853,926)      (75,504)     (1,168,422)             (111)           (1,278)         (132)         (1,370)
       ------------------------------------------------------          --------------------------------------------------------
       (1,066)         (19,264)       (1,698)        (24,745)              (94)           (1,084)         (128)         (1,299)
       ------------------------------------------------------          --------------------------------------------------------
       (8,087)        (143,231)      (21,938)       (317,299)             (126)           (1,437)         (230)         (2,363)
       ------------------------------------------------------          --------------------------------------------------------
          (83)          (1,643)          (18)           (311)             (331)           (3,715)          (15)           (158)
       ------------------------------------------------------          --------------------------------------------------------
        2,399      $    52,273        (6,510)      $(102,317)            2,193       $    24,805         2,421      $   24,916
       ------------------------------------------------------          --------------------------------------------------------
                              Value Fund                                                      Value 25 Fund
       ------------------------------------------------------          --------------------------------------------------------
                                                                                                                  Period from
        Period Ended 12/31/1999         Year Ended 6/30/1999             Period Ended 12/31/1999       07/10/1999 to 6/30/1999
       Shares            Amount        Shares         Amount            Shares            Amount        Shares          Amount
       ------------------------------------------------------          --------------------------------------------------------
          889      $    12,891         2,834     $    40,949               168        $    1,303           179     $     1,532
       ------------------------------------------------------          --------------------------------------------------------
          163            2,378           445           6,401                56               443           146           1,252
       ------------------------------------------------------          --------------------------------------------------------
          614            8,838         1,253          17,743                93               748           135           1,157
       ------------------------------------------------------          --------------------------------------------------------
        2,031           28,566         2,359          34,047                 0                 0            45             388
       ------------------------------------------------------          --------------------------------------------------------
          312            3,583           158           2,146                 2                16             0               3
       ------------------------------------------------------          --------------------------------------------------------
          455            5,191           274           3,688                 2                10             0               2
       ------------------------------------------------------          --------------------------------------------------------
        1,030           11,766           678           9,133                 1                10             0               1
       ------------------------------------------------------          --------------------------------------------------------
        1,613           18,568           967          13,104                 0                 0             0               1
       ------------------------------------------------------          --------------------------------------------------------
         (955)         (13,851)       (2,926)        (42,344)             (169)           (1,232)         (147)         (1,197)
       ------------------------------------------------------          --------------------------------------------------------
         (401)          (5,515)         (625)         (8,734)              (26)             (194)          (52)           (432)
       ------------------------------------------------------          --------------------------------------------------------
       (1,431)         (20,141)       (2,298)        (32,134)              (61)             (475)          (42)           (343)
       ------------------------------------------------------          --------------------------------------------------------
       (1,230)         (17,221)       (3,262)        (47,985)              (26)             (184)          (19)           (149)
       ------------------------------------------------------          --------------------------------------------------------
        3,090      $    35,053          (143)    $    (3,986)               40        $      445           245     $     2,215
       ------------------------------------------------------          --------------------------------------------------------


PIMCO Funds: Multi-Manager Series

------------------------------------------------------------------------------------------------------------------------------------
Manager                     PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA 92660

------------------------------------------------------------------------------------------------------------------------------------
Distributor                 PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

------------------------------------------------------------------------------------------------------------------------------------
Custodian                   State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

------------------------------------------------------------------------------------------------------------------------------------
Shareholder                 PFPC Global Fund Services, Inc., P.O. Box 9688,
Servicing Agent and         Providence, RI 02940-9688
Transfer Agent

------------------------------------------------------------------------------------------------------------------------------------
Independent                 PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant                  Kansas City, MO, 64105

------------------------------------------------------------------------------------------------------------------------------------
Legal Counsel               Ropes & Gray, One International Place,
                            Boston, MA 02110

------------------------------------------------------------------------------------------------------------------------------------
For Account                 For PIMCO Funds account information contact your financial advisor, or if you receive account
Information                 statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time.

Introducing the PIMCO Funds Innovation Center


With the start of the New Year, we've introduced the PIMCO Funds Innovation Center to our Web site. The Innovation Center offers investors a unique way to look at technology investing. It's designed both for investors with existing technology holdings and for those who have yet to invest in the sector. Its features include:


[_] Insight from Dennis McKechnie As manager of PIMCO Innovation Fund, Dennis
     McKechnie has delivered impressive results for investors. You can read about his investment process and strategy and benefit from his extensive background in technology.

[_] Manager Commentary Weekly analysis and insight into the tech sector.

[_] Taking Stock Detailed profiles of some of our top tech holdings.

[_] Monthly Newsletter Download a complete technology update in PDF format.

[_] Manager Q&A Fund managers provide comments on the market and their funds.

To log on to the PIMCO Funds Innovation Center, simply go to our Home Page at www.pimcofunds.com, and click on the "Innovation Center" link.



Not available to all broker/dealers.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                     PRESORTED
[LOGO OF PIMCO FUNDS]                                                 STANDARD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  SMITHTOWN, NY
                                                                  PERMIT NO. 700
                                                                 ---------------

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

PIMCO Funds Shareholder Update
and Semi-Annual Report

This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.


                                   [GRAPHIC]

Wondering how to size up your fund's performance? For some tips on choosing the right market index benchmark, turn to page 4.

December 31, 1999
Multi-Manager Series

Share Classes

D

Capital Appreciation
Equity Income
Innovation
Mid-Cap Growth
Renaissance
Tax-Efficient Equity
Value

Page 3
Another Very Good Year for
PIMCO Innovation Fund

Page 4 Today's Investor
Your Fund's Market Index Benchmark

Page 6 Market Review

Page 7 Manager Spotlight
Dennis McKechnie

Page 8 In The News

Page 9 Service Update
Introducing the PIMCO Funds Innovation Center

Page 10 Overview: Comprehensive Fund Family

Page 11 PIMCO Funds Multi-Manager Series
Semi-Annual Report

                                                           [LOGO OF PIMCO FUNDS]

PIMCO Innovation Fund
1999 Was Another Very Good Year

By any measure, PIMCO Innovation Fund had an exceptional 1999: it returned a striking 140.42%, soundly outperforming the S&P 500 and NASDAQ Indexes in the process.

Strong Short- and Long-Term Performance

But as impressive as its short-term results are, it's the Fund's long-term performance that sets it apart. Many tech funds have produced high-flying results over the last year or two, but few have 5-year numbers like the Innovation Fund. The Fund's 5-year average annual return of 53.10% is the third highest of 31 tech funds ranked by Lipper. Moreover, the Innovation Fund has outperformed both the S&P 500 and the NASDAQ Indexes over the 1-, 3-, 5-year and since inception periods.

In fact, PIMCO Innovation Fund has been delivering solid returns for its shareholders for a longer period of time than many technology funds have been in existence. Most of the Innovation Fund's competitors have track records that are only half as long--or less. And that's important to know, because when you're evaluating a technology fund--as with any mutual fund--you'll need to look at long-term performance, not just recent results.

    [PHOTO]
Dennis Mckechnie
Portfolio Manager,
PIMCO Innovation Fund

An Experienced Fund Manager

Behind the Innovation Fund's success is tech-savvy Fund manager Dennis McKechnie and his broad vision of technology. Mr. McKechnie brings a unique blend of investment experience and technological expertise to the job, which allows him to identify promising companies and exciting new areas of growth. And by investing in market leaders across the full breadth of the sector, Mr. McKechnie has positioned the portfolio to take advantage of the gains occurring in most tech industries without exposing the portfolio to the risks of a more highly focused technology fund.

In short, PIMCO Innovation fund offers investors the kind of exceptional fund management and solid performance record you've come to expect from PIMCO funds.

Morningstar has awarded the Fund an overall ***** rating, its highest rating among 3,469 domestic stock funds.

PIMCO Innovation Fund Soundly Beat the S&P 500 and NASDAQ in 1999

1-year annual returns as of 12/31/99

                                    [CHART]

PIMCO Innovation Fund               140.42%
NASDAQ Index                         85.59%
S&P 500 Index                        21.04%

Past performance is no guarantee of future results. Investment return will fluctuate, and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. The Innovation Fund can invest in foreign securities, which can involve special risks due to foreign economic and political developments. The Fund concentrates its portfolio in one sector, making it more volatile than a more diversified stock fund, and therefore should be considered as only part of a more diversified portfolio. Please refer to page 15 for detailed performance information.

Today's Investor

A Valuable Point Of Reference
Your Fund's Market Index Benchmark

According to the mutual fund trackers at Morningstar, nearly 300 stock funds delivered triple digit returns for 1999. Should you quickly sell any funds that didn't do this well? Not so fast. To get a meaningful assessment of how your stock funds did this year, you need to compare them to an appropriate benchmark.

[GRAPHIC]

The role of the measuring stick

For the sake of discussion, assume you invested in a diversified, large-cap stock fund that returned 35% in 1999. Is that a good return? The answer depends to a large extent on what you compare it to.

 . Compared to the year's top performing fund return of 494%, 35% does not seem very good. But then the year's top performing fund invested primarily in small-cap, technology stocks --a much riskier investment than your diversified, large-cap fund.

 . Compared to the year's worst performing fund return of -80%, 35% seems great. But the year's worst performing fund employed an advanced investment technique called "shorting" to bet that small-cap, technology stocks as a group would fall--hardly an "apples to apples" comparison with a diversified, large-cap fund.

Obviously, the critical factor in your performance evaluation is your measuring stick. To get the most valuable comparison, you need to choose a benchmark that more closely mirrors your fund's objective, risk level and holdings.

Comparing your fund to its peers

One benchmark for mutual funds is an average of competitive funds. The advantage of choosing a competitive fund average as a benchmark is that you are comparing your fund to other actively managed mutual funds. The disadvantage is that the decision about which funds to include in the average is subjective, and has been a cause for concern in the past. For example, consider the competitive fund averages published by Lipper, a mutual fund rating agency. In the past, Lipper grouped funds according to their stated investment objective.

The word "benchmark" originally referred to the mark a surveyor made on a permanent object to serve as a reference point for land surveys and tidal observations. Today, the word has assumed a broader meaning and is used to refer to any general standard of measurement.

But this method was criticized because funds can, and do, wander far from their objective. As a result, Lipper recently rolled out a new system that groups funds according to actual portfolio holdings.

Comparing your fund to a market index

The more commonly employed benchmark for mutual funds is a market index. An index is a select group of holdings that represent the performance of a larger market.

There are two principal advantages of choosing a market index as a benchmark:
(1) a market index is unmanaged, so any performance difference from your fund can be readily attributed to your fund manager's efforts; and (2) index performance is regularly published in the newspaper for easy reference. The disadvantage of choosing a market index is that you may not be able to find an index that closely resembles your fund's make-up. This problem has been remedied greatly, however, by the introduction of more and more specialized indexes in recent years. Consider which of the following major market indexes might be appropriate benchmarks for your stock funds.

Dow Jones Industrial Average (DJIA)

The Dow Jones Industrial Average is probably the best known market index, but is also probably the least useful as a benchmark. The DJIA is comprised of 30 large-cap companies that are meant to represent the stock market as a whole. But this small number of mostly blue-chip names no longer accurately depicts today's broad market.

Standard & Poor's 500 Index (S&P 500)

The Standard & Poor's 500 Index is widely regarded as the benchmark for large-cap stock funds. The Index includes 500 common stocks with a heavy concentration of large, well-established companies.

Standard & Poor's MidCap 400 Index (S&P 400)

The S&P 400 Index is one of several market indexes considered an acceptable benchmark for mid-cap stock funds. The Index is comprised of 400 mid-sized companies.

Russell 2000 Index

The Russell 2000 Index is an appropriate market index benchmark for small-cap stock funds. The Index includes 2000 small-cap companies widely distributed across industry sectors.

NASDAQ Composite Index (The NASDAQ)

The NASDAQ stock market has become the most desirable place for technology companies to list their stocks. As a result, the NASDAQ Composite Index has come to be considered an accurate benchmark for technology sector funds. The Index includes all of the domestic and foreign stocks listed on the NASDAQ stock market, which means there are currently in excess of 5,300 stocks in the Index. Of these, approximately 70% are in the technology industry.

MSCI EAFE Index

MSCI EAFE stands for Morgan Stanley Capital International--Europe, Australia, Far East. This Index of foreign stocks is the appropriate benchmark for international stock funds. The Index has historically been heavily weighted with Japanese securities, however, so investors in international funds with limited Japanese holdings may want to turn instead to the MSCI EAFE-ex-Japan Index.

Taking style into consideration

Some investors may want to take their benchmark search to an even higher level by taking investment style into consideration. This ensures that if you invest in a small-cap value fund your benchmark index is not a broad collection of small-cap stocks, but rather just small-cap value stocks. To meet this more specialized need, you can refer to any one of several growth and value specific indexes, including the following from Russell:

For large-cap stock funds-
Russell 1000 Growth Index
Russell 1000 Value Index

For mid-cap stock funds-
Russell Mid-Cap Growth Index
Russell Mid-Cap Value Index

For small-cap stock funds-
Russell 2000 Growth Index
Russell 2000 Value Index

Using a benchmark effectively

Once you've identified your fund's market index benchmark, employ the following guidelines to make the most of your comparisons.

 . Keep a long-term perspective With market index data published regularly, it is easy to fall into the trap of comparing your fund's performance too often. Remember that investment decisions shouldn't be based on short-term performance. A fund that does well in one set of market conditions may not be such a star when those conditions change. Since you're probably investing for the long haul, it's long-term performance that's crucial, not day to day fluctuations.

 . Compare return and risk In addition to checking performance, look at your fund's risk exposure relative to its benchmark. If your fund is only slightly behind the index performance but taking less risk, you may want to hang in there. On the other hand, if your fund is taking more risks than its benchmark for no extra return, you may want to rethink your investment.

 . Develop a personal benchmark

You've selected your funds as part of a larger portfolio that will meet your personal goals. While it is valuable to know how your fund is performing compared to its market index benchmark, the ultimate test is how well the fund is meeting your own investment needs. If your fund is not matching its benchmark but is still playing its role in your portfolio, it's probably still a keeper.

Specialized Market Indexes As Fund Benchmarks

Specialized market indexes can closely track the composition of your fund's portfolio, making them an appropriate performance benchmark.

If you invest in a          The appropriate index is        The index is composed of

Large-cap fund              S&P 500 Index                   500 large-cap stocks

Mid-cap fund                S&P MidCap 400 Index            400 mid-cap stocks

Small-cap fund              Russell 2000 Index              2000 small-cap stocks

Technology fund             NASDAQ Composite Index          All stocks listed on the NASDAQ stock market,
                                                            heavily weighted to technology stocks

International fund          MSCI EAFE Index                 Foreign stocks

The market indexes listed above are unmanaged, and it is not possible to invest directly in these indexes.

Market Review

The Stock Market
The Reign of the Bull Market Continues

The bull market reigned supreme again in 1999, with a variety of indices, including the NASDAQ Composite Index and the Dow Jones Industrial Average, reaching record highs.

Stocks ascended, despite rising interest rates.
[GRAPH]

                             S&P
                             500
                           Index
                           -----
01/01/1999                 1,229
01/08/1999                 1,275
01/15/1999                 1,243
01/22/1999                 1,225
01/29/1999                 1,280
02/05/1999                 1,239
02/12/1999                 1,230
02/19/1999                 1,239
02/26/1999                 1,238
03/05/1999                 1,275
03/12/1999                 1,295
03/19/1999                 1,299
03/26/1999                 1,283
04/02/1999                 1,294
04/09/1999                 1,348
04/16/1999                 1,319
04/23/1999                 1,357
04/30/1999                 1,335
05/07/1999                 1,345
05/14/1999                 1,338
05/21/1999                 1,330
05/28/1999                 1,302
06/04/1999                 1,328
06/11/1999                 1,294
06/18/1999                 1,343
06/25/1999                 1,315
07/02/1999                 1,391
07/09/1999                 1,403
07/16/1999                 1,419
07/23/1999                 1,357
07/30/1999                 1,329
08/06/1999                 1,300
08/13/1999                 1,328
08/20/1999                 1,337
08/27/1999                 1,348
09/03/1999                 1,357
09/10/1999                 1,352
09/17/1999                 1,335
09/24/1999                 1,277
10/01/1999                 1,283
10/08/1999                 1,336
10/15/1999                 1,247
10/22/1999                 1,302
10/29/1999                 1,363
11/05/1999                 1,370
11/12/1999                 1,396
11/19/1999                 1,422
11/26/1999                 1,417
12/03/1999                 1,433
12/10/1999                 1,417
12/17/1999                 1,421
12/23/1999                 1,458
12/31/1999                 1,469

Source: Bloomberg

In the first quarter of the year, large-cap growth stocks dominated the market, as they did for much of 1998. However, in the second quarter, the market rotated towards smaller-capitalization and lower-valuation issues. Rising interest rates and a global economic recovery resulted in increased demand for basic materials, which benefited these stocks.

This rotation was short-lived, however, as growth stocks, and in particular technology stocks, resumed their lead in the third quarter.

In the fourth quarter, despite monetary tightening by the Federal Reserve, the market continued to surge ahead. It remained dominated by growth-oriented stocks, which experienced significant price appreciation during the period. This outstanding performance was seen across all market capitalizations, with smaller-capitalization securities showing the greatest strength. In particular, the market was fueled by the technology sector, which continued to show strong earnings growth.

Overall, technology powered the market this year, greatly overshadowing the performance of other sectors. Telecommunications, e-commerce and software were all areas that grew at a rapid pace and, as a result, their stock prices soared. We believe this sector will remain attractive, as many areas of technology are still in the early stages of growth.

The outlook remains positive for the equity market. The Federal Reserve's tightening policy has helped maintain a low-inflation, high-growth economic environment that investors believe will sustain the current level of equity prices. We remain cautiously optimistic that the market will continue its positive performance, albeit at a slower pace than in 1999.

The Bond Market
Inflation Expectations on the Rise

Six months ago we suggested the clash between deflationary and inflationary forces was likely to keep inflation in check, even as the global economy showed signs of recovery. While this remains likely over the long run, it appears that several unsustainable forces, including the surging economy, the tight labor market and rising stock prices, currently have the upper hand. As a result, inflation fears have flourished and the bond market has suffered.

Bond yields continued to move higher.
[GRAPH]

                      30 Year
                     Treasury
                        Yield
                        -----
01/01/1999               5.09
01/08/1999               5.27
01/15/1999               5.11
01/22/1999               5.08
01/29/1999               5.09
02/05/1999               5.35
02/12/1999               5.42
02/19/1999               5.39
02/26/1999               5.57
03/05/1999               5.59
03/12/1999               5.52
03/19/1999               5.56
03/26/1999               5.59
04/02/1999               5.59
04/09/1999               5.46
04/16/1999               5.57
04/23/1999               5.60
04/30/1999               5.66
05/07/1999               5.81
05/14/1999               5.92
05/21/1999               5.75
05/28/1999               5.83
06/04/1999               5.96
06/11/1999               6.16
06/18/1999               5.97
06/25/1999               6.15
07/02/1999               6.00
07/09/1999               6.00
07/16/1999               5.88
07/23/1999               6.02
07/30/1999               6.10
08/06/1999               6.17
08/13/1999               6.10
08/20/1999               5.98
08/27/1999               5.98
09/03/1999               6.02
09/10/1999               6.04
09/17/1999               6.06
09/24/1999               5.97
10/01/1999               6.13
10/08/1999               6.19
10/15/1999               6.26
10/22/1999               6.35
10/29/1999               6.16
11/05/1999               6.06
11/12/1999               6.03
11/19/1999               6.16
11/26/1999               6.23
12/03/1999               6.25
12/10/1999               6.17
12/17/1999               6.37
12/23/1999               6.49
12/31/1999               6.48

Source: Bloomberg


The Federal Reserve was active over the past six months. The Fed tightened monetary policy again in August, and attacked the tight labor market in November by increasing interest rates for a third time in 1999. However, Y2K concerns prompted the Fed to flood the system with liquidity at year's end, increasing the likelihood that further tightening will be necessary early next year.

Bond prices fell in many sectors of the market as interest rates continued to rise. The benchmark 30-year Treasury yield rose to a 27-month high at 6.49%, while the Lehman Brothers Aggregate Bond Index had its worst performance since 1994.

A notable exception to the overall poor performance of the market was convertible bonds, which benefited from the spectacular rise in technology stocks. Emerging market bonds also performed relatively well as the global recovery supported this sector. Not surprisingly, inflation-indexed bonds were aided by the expectation of higher inflation.

Looking ahead, the key to bonds next year is a smooth resolution of the unsustainable forces currently present. We anticipate the economy will moderate as higher borrowing costs begin to impact, pushing stock market gains back toward long-term historical norms. In our view inflation will increase over the short term, but remain stable overall. In this environment, interest rates will likely remain range bound, making strategies that enhance yield and limit credit risk attractive to bond investors.

Manager Spotlight

PIMCO Innovation Fund
Dennis McKechnie

Dennis McKechnie is the portfolio manager of PIMCO Innovation Fund and a managing director of PIMCO Equity Advisors. He has a degree in electrical engineering and an MBA in finance--a unique blend of expertise that gives him a distinct advantage in analyzing the technology sector. We talked to him recently about the sector and the Innovation Fund.

Q: Technology has had a great run in the past two years. What would you say to investors who are concerned that tech stocks are overvalued and this run-up will end soon?

[PHOTO]

A: First, we should provide some context to the "great run" of the past two years. Much of the recent run of technology began only fourteen months ago in October 1998 with signs that the Asian economic crisis was subsiding. Technology stocks began that period at very depressed levels, as they had been one of the areas most negatively affected by the Asian economic meltdown.

Second, technology now has many separate and distinct sub-segments that give its current fundamental strength additional staying power. All of the eggs are not in one basket, so to speak. For instance, we are in the early stages of a semiconductor pricing cycle at the same time the Internet is uncovering the power of business-to-business marketplaces.

And finally, with regard to valuations, we are believers that the "New Economy" does change the game. Technology is central. The demand for effective information and solutions by non-technology companies is nearly frantic because the penalty for being late or wrong is so severe. This demand is creating an enormous pull for technology companies that makes their ability to do better than expected more predictable. Greater predictability has historically driven higher valuations.

Q: Could you name a few specific stocks that contributed to PIMCO Innovation Fund's strong performance this year?

A: Qualcomm was a great performer for the Fund. It benefited from a move towards a more royalty-based business model. Perhaps more importantly, overall cell phone demand was well above estimates and steps were taken by the industry to convert to Qualcomm's Code Division Multiple Access (CDMA) digital technology standard in the future.

Another stellar performer for the Fund was i2Technologies. This company makes software that coordinates supply chains for manufacturers, which Fortune 500 companies have identified as a key building block for their migration to e-commerce.

Q: What lasting effect, if any, has Y2K left on the technology sector?

A: Y2K has had a very positive effect on the technology sector. It has drawn technology decisions up to the highest levels within corporations. This increased importance has made it a higher priority, which should lead to higher spending levels in the future. A side effect of the event is that many companies are moving to outsource their technology to expert companies off-site. This creates an excited buyer with large budgets and the most advanced systems, raising the bar for any other companies that want to stay in the game.

Q: Which areas of technology do you believe offer the most growth potential in 2000?

A: There are a number of them. Wireless Internet, broadband data to the home, business-to-business Internet, higher performance fiber optic components, and the semiconductor sector are just a few. If I had to pick one, it would be the evolution of the wireless Internet. Over the next few years, e-mail and Web sites will likely become accessible through the phone. Screens will be larger, coverage will be denser, and offerings will become more complex. We are filling the Fund with beneficiaries of this trend as they gain traction. There will be lots of new software for applications, operating systems, performance monitoring and more. We are doing lots of work in this area.

Q: What is your outlook for the technology sector?

A: We believe that the future for technology is quite bright. We are constantly uncovering new companies with tremendous opportunity. It is our feeling that most of the sub-segments of technology are in the early stages of multi-year growth cycles. Technology will continue to take over larger percentages of the overall economy.

Past performance is no guarantee of future results. The views of Mr. McKechnie are not indicative of the future performance of any PIMCO Fund. Concentration of the Fund's assets in one or a few sectors may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may also invest in foreign securities which may entail greater risk due to foreign economic and political developments. Please refer to page 15 for more complete performance information on the Innovation Fund.

In The News

Recent News on PIMCO Funds

The following are highlights from a few of PIMCO Funds, numerous media appearances. For reprints of these articles, call us at 1-888-87PIMCO.

 . A Leading Technology Resource Dennis McKechnie, Portfolio Manager of PIMCO Innovation Fund, has been in high demand with the leading financial networks (CNBC and CNN). His wide diversity of technology knowledge has attracted viewers who want to hear about more than just "dot-com." This expertise has been acknowledged in print as well. A November 19 article in Investor's Business Daily focused on PIMCO Innovation Fund's strong performance and Mr. McKechnie's extensive background in technology.

 . Talking about Growth Investing Ken Corba, Portfolio Manager of PIMCO Growth Fund, and Mike Gaffney, Portfolio Manager of PIMCO Opportunity Fund, appeared numerous times on CNBC during the second half of the year. Mr. Corba was featured for his outlook and perspective on the large-cap growth marketplace, addressing what sectors he viewed as favorable and out of favor. And Mr. Gaffney demonstrated his analytical expertise within the small-cap growth area, taking part in Q&A segments regarding the Russell 2000 and its various industries.

 . Bill Gross Continues to Receive Highest Accolades Early in 1999
Morningstar named Bill Gross as its Fixed Income Manager of the Year. Russ Kinnel, Editor of Morningstar, recently upped the ante by choosing Gross, out of a list of other notable managers, as "Fund Manager of the Decade...Because no one was nearly as influential." And Morningstar's not alone in its assessment. Mutual Funds Magazine (1/00) listed Gross as "the country's foremost fixed-income portfolio manager," and The Chicago Tribune (11/99) called him "an icon of the bond market."

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five stars, and the lowest rating is one star. Following are the PIMCO Fund family's five- and four-star rated Funds as of December 31, 1999.

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS                      Overall  3 Year  5 Year  10 Year
--------------------------------------------------------------------------------
Innovation                             *****         5       5        -
Capital Appreciation                   ****          4       4        -

--------------------------------------------------------------------------------
PIMCO BOND FUNDS                       Overall  3 Year  5 Year  10 Year
--------------------------------------------------------------------------------
Total Return                           *****         4       4        5
Low Duration                           *****         5       5        5
Short-Term                             *****         5       5        5
High Yield                             *****         5       5        -
Foreign Bond                           *****         4       5        -

The chart above is based on December 31, 1999 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 3,469, 2,180 and 770 domestic equity funds and 1,617, 1,221 and 387 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. With the exception of Growth C and Innovation C, ratings are based on institutional class shares. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class A, B and C shares' higher expense and sales charges. Ratings for other share classes of Growth and Innovation may vary. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

Service Update

What's new @ www.pimcofunds.com

Introducing the PIMCO Funds Innovation Center: Your Guide to the Technology
Sector

The latest addition to the PIMCO Funds Web site is our new Innovation Center, designed to give investors access to the unique insights of PIMCO Innovation Fund manager Dennis McKechnie and his investment team.

Whether you already have technology holdings or are eager to begin investing in this dynamic sector, you'll find the Innovation Center to be a useful resource. Mr. McKechnie's broad vision of technology is reflected in the Center's wide-ranging content, including timely articles, commentary and analysis to help you gain a more complete understanding of the vast technology landscape--from semiconductors to the Internet, cell phones to computer software.

Here are some highlights from the PIMCO Funds Innovation Center:

 . Insight From Dennis McKechnie

As manager of PIMCO Innovation Fund, Dennis McKechnie has delivered impressive results for investors. You can read about his investment process and strategy and benefit from his extensive background in technology. And make sure to check out our special profile of Mr. McKechnie to see how his tech background sets him apart from most other technology fund managers.

 . Manager Commentary Our management team brings its expertise right to your desktop with weekly analysis and insight into the tech sector.

 . Tech Sector Breakdown Learn about PIMCO's unique view of the trends and themes that characterize this exciting sector.

 . Taking Stock Detailed profiles of some of the Innovation Fund's top tech holdings.

 . Innovation, a Monthly Newsletter
Download this monthly newsletter in its entirety, in a user-friendly PDF format.

 . Manager Q&A PIMCO Funds managers provide analysis of the market and commentary on their funds.

 . Archives Archives of daily manager commentaries are available for your reference.

 . News Read what others have to say about PIMCO Funds and our talented management team.

Technology is a fast-paced, rapidly changing sector of the economy. And the PIMCO Funds Innovation Center can help you keep pace with it. Make sure to visit regularly for the most current information. To get started, go to www.pimcofunds.com and choose the "Innovation Center" link from the PIMCO Funds Home Page.

                                   [GRAPHIC]

Make sure to visit the PIMCO Funds Innovation Center--a new source of timely information and analysis about the tech sector from PIMCO Innovation Fund manager Dennis McKechnie and his investment team.

The PIMCO Funds Family

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages over $260 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-888-87-PIMCO.

                        Fund Name                       Objective                           Primary Portfolio Composition
Stock Funds        Equity Income         Current income and long-term growth      Stocks of companies with below-average P/Es
                                                                                  and above-average dividends
                   Value                 Long-term growth of capital and income   Stocks of companies with below-average P/Es
                   Renaissance           Long-term growth of capital and income   Stocks of companies with below- average
                                                                                  valuations
                   Tax-Efficient Equity  Maximum after-tax growth of capital      A broadly diversified portfolio of at least 200
                                                                                  common stocks of companies with larger
                                                                                  market capitalizations
                   StocksPLUS            Total return exceeding the S&P 500       S&P 500 Index stock index futures backed by a
                                         Index                                    portfolio of short-term, fixed-income securities
                   Capital Appreciation  Growth of capital                        Stocks of larger-capitalized companies
                                                                                  the manager believes are reasonably priced
                   Mid-Cap Growth        Growth of capital                        Stocks of medium-capitalized companies
                                                                                  the manager believes are reasonably priced
                   Innovation            Capital appreciation                     Stocks of technology-related companies


Stock and Bond     Strategic             Maximum total return                     S&P 500 Index stock futures backed by a portfolio
Funds              Balanced                                                       of short-term, fixed income securities, and inter-
                                                                                  mediate-term investment grade bonds
Bond Funds         Short-Term            Maximum current income consistent with   Money market securities and short-term bonds
                                         preservation of capital and daily        (up to 1 year duration)
                                         liquidity
                   Low Duration          Maximum total return                     Shorter-term, investment grade bonds
                                                                                  (1-3 year duration)
                   Real Return Bond      Maximum real return                      Inflation-indexed government bonds

                   Total Return          Maximum total return                     Intermediate-term, investment grade bonds
                                                                                  (3-6 year duration)
                   Total Return          Maximum total return                     Mortgage-related securities
                   Mortgage                                                       (2-6 year duration)
                   High Yield            Maximum total return                     High-yield bonds (2-6 year duration)

                   Municipal Bond        High current income exempt from          Investment grade municipal bonds
                                         federal income tax                       (3-10 year duration)
                   Foreign Bond          Maximum total return                     Intermediate-term, investment grade foreign bonds
                                                                                  (3-6 year duration)

Multi-Manager Series

PIMCO Funds Semi-Annual Report

Dear Shareholder:

Last year was a banner year for the stock market--a fitting conclusion to a century of unprecedented economic expansion.

Despite some dips along the way, all the major stock indexes experienced exceptional growth in 1999. The Dow was up 27 percent. The S&P 500 rose 21 percent. And the NASDAQ Index climbed a stunning 86 percent--a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run.

For bonds, on the other hand, 1999 was a turbulent time. Most bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. In fact, it was the first year since 1994 that the bond market reported negative returns.

In the first few hours and days of the new millennium, however, there was a giant sigh of relief as the Y2K bug turned out to be, at most, a minor glitch rather than a major catastrophe. And here at PIMCO, our Y2K preparations stood us in good stead as the New Year came in without a hitch.

It was another good year for PIMCO's equity funds, too, as they continued to experience strong relative performance across the board. Of special note is the market-beating performance of PIMCO Innovation Fund. While past performance is no indication of future results, the fund beat the S&P 500 and NASDAQ Indexes by a considerable margin. And it is one of the few technology funds with a strong long-term track record.

On the following pages we present detailed information on all the stock funds in our Multi-Manager Series. I encourage you to review the information and commentary carefully. And once again, I'd like to thank you for the trust you've placed in us through your investment. We will continue to work hard to help you meet your financial objectives.

If you have any questions regarding your investment, contact your financial advisor, or call us at 1-888-87-PIMCO. Or visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors.

Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1

1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 13-20 Fund Summaries
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 21-28 Schedule of Investments
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of December 31, 1999, including the number of shares or principal amount and value as of that date.


                                                               Schedule of
Fund Name                                   Fund Summary       Investments
Capital Appreciation Fund                   Page 13            Page 21
Equity Income Fund                          Page 14            Page 22
Innovation Fund                             Page 15            Page 23
Mid-Cap Growth Fund                         Page 16            Page 24
Renaissance Fund                            Page 17            Page 25
Tax-Efficient Equity Fund                   Page 18            Page 26
Value Fund                                  Page 19            Page 28


Pages 29 Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

Pages 30 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 31 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, as well as appreciation or depreciation from portfolio holdings.

Pages 32-33 Statements of Changes in Net Assets
This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 34-37 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

December 31, 1999

PIMCO Capital Appreciation Fund

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

FUND INCEPTION DATE
3/8/91

TOTAL NET ASSETS
$957.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO
87 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFROMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return        For periods ended 12/31/99

                              D Shares                    Lipper
                                            S&P 500       Multi-Cap
                                            Index         Core Fund Avg.
--------------------------------------------------------------------------------
6 month                       13.84%         7.71%        10.97%
1 year                        22.24%        21.04%        22.49%
3 years                       24.17%        27.56%        21.79%
5 years                       26.99%        28.56%        23.07%
Inception                     19.60%        --            --


Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                        PIMCO        S&P 500
                      Capital          Index
                 Appreciation
                       Fund D
03/31/1991             10,000         10,000
04/30/1991              9,705         10,024
05/31/1991             10,182         10,457
06/30/1991              9,630          9,978
07/31/1991             10,316         10,443
08/31/1991             10,636         10,691
09/30/1991             10,486         10,512
10/31/1991             10,842         10,653
11/30/1991             10,523         10,224
12/31/1991             11,982         11,393
01/31/1992             11,863         11,181
02/29/1992             11,988         11,327
03/31/1992             11,590         11,106
04/30/1992             11,561         11,432
05/31/1992             11,606         11,488
06/30/1992             11,237         11,317
07/31/1992             11,561         11,780
08/31/1992             11,270         11,539
09/30/1992             11,563         11,674
10/31/1992             11,962         11,714
11/30/1992             12,659         12,113
12/31/1992             12,831         12,262
01/31/1993             13,263         12,364
02/28/1993             13,099         12,533
03/31/1993             13,700         12,797
04/30/1993             13,360         12,488
05/31/1993             13,962         12,822
06/30/1993             14,181         12,860
07/31/1993             13,975         12,808
08/31/1993             14,482         13,294
09/30/1993             14,903         13,192
10/31/1993             14,935         13,465
11/30/1993             14,632         13,337
12/31/1993             15,043         13,498
01/31/1994             15,568         13,957
02/28/1994             15,352         13,578
03/31/1994             14,581         12,986
04/30/1994             14,631         13,152
05/31/1994             14,615         13,368
06/30/1994             14,199         13,041
07/31/1994             14,541         13,469
08/31/1994             14,971         14,021
09/30/1994             14,565         13,678
10/31/1994             14,895         13,986
11/30/1994             14,209         13,476
12/31/1994             14,345         13,676
01/31/1995             14,331         14,031
02/28/1995             15,042         14,578
03/31/1995             15,697         15,008
04/30/1995             16,232         15,450
05/31/1995             16,821         16,067
06/30/1995             17,544         16,440
07/31/1995             18,512         16,986
08/31/1995             18,686         17,028
09/30/1995             19,421         17,747
10/31/1995             19,052         17,683
11/30/1995             19,631         18,460
12/31/1995             19,596         18,815
01/31/1996             20,249         19,456
02/29/1996             21,010         19,636
03/31/1996             21,043         19,825
04/30/1996             21,301         20,117
05/31/1996             21,833         20,636
06/30/1996             21,786         20,715
07/31/1996             20,683         19,800
08/31/1996             21,567         20,217
09/30/1996             22,883         21,355
10/31/1996             23,452         21,944
11/30/1996             25,151         23,603
12/31/1996             24,750         23,135
01/31/1997             26,185         24,581
02/28/1997             25,907         24,773
03/31/1997             24,954         23,756
04/30/1997             25,742         25,174
05/31/1997             27,377         26,706
06/30/1997             28,540         27,903
07/31/1997             31,615         30,123
08/31/1997             30,420         28,436
09/30/1997             32,254         29,993
10/31/1997             31,664         28,991
11/30/1997             32,461         30,333
12/31/1997             33,091         30,854
01/31/1998             32,558         31,195
02/28/1998             34,939         33,445
03/31/1998             36,868         35,158
04/30/1998             36,865         35,511
05/31/1998             36,240         34,901
06/30/1998             37,780         36,319
07/31/1998             36,692         35,932
08/31/1998             30,693         30,737
09/30/1998             32,405         32,706
10/31/1998             33,886         35,366
11/30/1998             36,065         37,510
12/31/1998             38,763         39,671
01/31/1999             40,015         41,330
02/28/1999             38,406         40,045
03/31/1999             39,328         41,648
04/30/1999             40,673         43,261
05/31/1999             39,266         42,239
06/30/1999             41,626         44,584
07/31/1999             40,077         43,192
08/31/1999             39,280         42,977
09/30/1999             38,278         41,800
10/31/1999             40,950         44,445
11/30/1999             42,903         45,349
12/31/1999             47,382         48,020

*Past performance is no guarantee of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. See page 20 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                    % of Total Investments
---------------------------------------------------------
Cisco Systems, Inc.                        2.3%
Internet networking
---------------------------------------------------------
General Electric Co.                       2.2%
Electronics
---------------------------------------------------------
Oracle Corp.                               2.1%
Software products
---------------------------------------------------------
Wal-Mart Stores, Inc.                      2.1%
Retail
---------------------------------------------------------
Home Depot, Inc.                           1.8%
Retail
---------------------------------------------------------
Motorola, Inc.                             1.7%
Electronics & software
---------------------------------------------------------
Applied Materials, Inc.                    1.7%
Semiconductors
---------------------------------------------------------
Royal Dutch Petroleum Co.                  1.7%
Petroleum refining
---------------------------------------------------------
Immunex Corp.                              1.7%
Chemical & allied products
---------------------------------------------------------
JDS Uniphase Corp.                         1.7%
Telecommunications
---------------------------------------------------------
Top Ten Total                             19.0%
---------------------------------------------------------


Top 5 Industries                   % of Total Investments
---------------------------------------------------------
Technology                                40.1%
---------------------------------------------------------
Financial & Business Services             13.6%
---------------------------------------------------------
Consumer Discretionary                    10.4%
---------------------------------------------------------
Capital Goods                              6.7%
---------------------------------------------------------
Health Care                                6.2%
---------------------------------------------------------


Portfolio Composition
---------------------------------------------------------
Common Stock                              99.6%
---------------------------------------------------------
Cash Equivalents                           0.4%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund turned in a solid performance for the six months ended December 31, 1999, returning 13.84% and handily outperforming the S&P 500 Index return of 7.71% for the same period.

     The technology sector was the greatest contributor to the Fund's performance during this period. In particular, companies whose products address business-to-business e-commerce needs, such as Oracle and Siebel Systems, experienced strong price appreciation. This area of technology has become critically important to companies seeking to participate in commerce on the Internet. Another technology company that proved to be a strong performer for the Fund was Cisco Systems. Cisco, which makes the networking hardware that forms the backbone of the Internet, benefited from strong demand for its Internet infrastructure equipment and its optical networking capabilities.

     The healthcare sector also aided the Fund's performance, particularly in the area of biotechnology. Immunex, the maker of the leading drug used for the treatment of rheumatoid arthritis, saw its stock experience tremendous price appreciation due to positive prescription trends as well as strong evidence that its drug can be used to treat other ailments. Genentech, another biotech company, turned in a strong performance as a result of its strong product pipeline. In addition, Warner Lambert also posted positive returns, benefiting from the success of its cholesterol drug, Lipitor.

     The Fund also benefited from its exposure to the consumer discretionary sector. In particular, Home Depot, the leader in home improvement retailing, experienced a significant increase in sales due to a strong domestic economy, which translated into a home buying and home renovating boom.

     One disappointment for the Fund during this period was Tyco, the manufacturing conglomerate. The company's stock price suffered as a result of concerns over its accounting practices regarding its acquisitions. However, the manager believes Tyco's accounting practices are sound and that the company still has tremendous growth potential.

     Looking ahead, the manager is optimistic that the Fund is poised to continue its outperformance. The manager believes that its philosophy of purchasing stocks of growing, profitable companies at sensible prices should bode well for the Fund, especially as investors realize the importance of reasonable valuation in growth investing.

December 31, 1999

PIMCO Equity Income Fund

OBJECTIVE
Current income as a primary objective and long-term growth of capital

PORTFOLIO
Income-producing common stocks of companies with market capitalizations of more than $2 billion

FUND INCEPTION DATE
3/8/91

TOTAL NET ASSETS
$156.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO
48 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/99

                              D Shares                    Lipper
                                            S&P 500       Equity Inc.
                                            Index         Fund Avg.
--------------------------------------------------------------------------------
6 month                       -11.63%        7.71%        -5.09%
1 year                         -2.22%       21.04%         3.34%
3 years                        11.41%       27.56%        13.07%
5 years                        17.34%       28.56%        17.27%
Inception                      13.83%       --            --


Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                        PIMCO          S&P 500
                    Equity Income       Index
                         Fund D
03/31/1991               10,000         10,000
04/30/1991               10,066         10,024
05/31/1991               10,632         10,457
06/30/1991               10,259          9,978
07/31/1991               10,830         10,443
08/31/1991               10,987         10,691
09/30/1991               11,044         10,512
10/31/1991               11,118         10,653
11/30/1991               10,671         10,224
12/31/1991               11,607         11,393
01/31/1992               11,891         11,181
02/29/1992               12,189         11,327
03/31/1992               11,987         11,106
04/30/1992               12,199         11,432
05/31/1992               12,216         11,488
06/30/1992               12,223         11,317
07/31/1992               12,766         11,780
08/31/1992               12,391         11,539
09/30/1992               12,493         11,674
10/31/1992               12,505         11,714
11/30/1992               12,879         12,113
12/31/1992               13,266         12,262
01/31/1993               13,330         12,364
02/28/1993               13,603         12,533
03/31/1993               13,910         12,797
04/30/1993               13,633         12,488
05/31/1993               13,733         12,822
06/30/1993               13,972         12,860
07/31/1993               13,945         12,808
08/31/1993               14,432         13,294
09/30/1993               14,416         13,192
10/31/1993               14,528         13,465
11/30/1993               14,377         13,337
12/31/1993               14,332         13,498
01/31/1994               14,803         13,957
02/28/1994               14,479         13,578
03/31/1994               13,896         12,986
04/30/1994               14,001         13,152
05/31/1994               14,083         13,368
06/30/1994               13,880         13,041
07/31/1994               14,333         13,469
08/31/1994               14,915         14,021
09/30/1994               14,636         13,678
10/31/1994               14,804         13,986
11/30/1994               14,006         13,476
12/31/1994               14,045         13,676
01/31/1995               14,499         14,031
02/28/1995               14,967         14,578
03/31/1995               15,394         15,008
04/30/1995               15,788         15,450
05/31/1995               16,364         16,067
06/30/1995               16,412         16,440
07/31/1995               16,981         16,986
08/31/1995               17,215         17,028
09/30/1995               17,663         17,747
10/31/1995               17,589         17,683
11/30/1995               18,187         18,460
12/31/1995               18,672         18,815
01/31/1996               18,946         19,456
02/29/1996               19,192         19,636
03/31/1996               19,570         19,825
04/30/1996               20,057         20,117
05/31/1996               20,374         20,636
06/30/1996               20,411         20,715
07/31/1996               19,466         19,800
08/31/1996               20,127         20,217
09/30/1996               20,815         21,355
10/31/1996               21,281         21,944
11/30/1996               22,878         23,603
12/31/1996               22,593         23,135
01/31/1997               23,085         24,581
02/28/1997               23,744         24,773
03/31/1997               22,942         23,756
04/30/1997               23,772         25,174
05/31/1997               25,254         26,706
06/30/1997               25,958         27,903
07/31/1997               27,600         30,123
08/31/1997               26,968         28,436
09/30/1997               28,641         29,993
10/31/1997               27,751         28,991
11/30/1997               28,893         30,333
12/31/1997               29,567         30,854
01/31/1998               29,673         31,195
02/28/1998               31,411         33,445
03/31/1998               32,884         35,158
04/30/1998               32,393         35,511
05/31/1998               32,198         34,901
06/30/1998               31,509         36,319
07/31/1998               30,252         35,932
08/31/1998               26,126         30,737
09/30/1998               28,046         32,706
10/31/1998               29,804         35,366
11/30/1998               31,840         37,510
12/31/1998               31,951         39,671
01/31/1999               31,258         41,330
02/28/1999               30,226         40,045
03/31/1999               30,480         41,648
04/30/1999               33,885         43,261
05/31/1999               34,607         42,239
06/30/1999               35,354         44,584
07/31/1999               34,106         43,192
08/31/1999               33,175         42,977
09/30/1999               32,107         41,800
10/31/1999               31,834         44,445
11/30/1999               30,854         45,349
12/31/1999               31,242         48,020

*Past performance is no guarantee of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. See page 20 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                   % of Total Investments
---------------------------------------------------------
USX-U.S. Steel Group, Inc.                  4.1%
Steel mfr.
---------------------------------------------------------
Harris Corp.                                4.1%
Communications, semiconductors
---------------------------------------------------------
Deluxe Corp.                                4.0%
Printing, publishing & allied
---------------------------------------------------------
Morgan, J.P. & Co., Inc.                    3.9%
Financial services
---------------------------------------------------------
Union Planters Corp.                        3.9%
Financial services
---------------------------------------------------------
BFGoodrich Co.                              2.2%
Aerospace & performance materials
---------------------------------------------------------
Ohio Casualty Corp.                         2.1%
Insurance carriers
---------------------------------------------------------
Edwards (A.G.), Inc.                        2.1%
Financial services
---------------------------------------------------------
GATX Corp.                                  2.1%
Transportation services
---------------------------------------------------------
Northrop Grumman Corp.                      2.1%
Aerospace electronics
---------------------------------------------------------
Top Ten Total                              30.6%
---------------------------------------------------------


Top 5 Industries                   % of Total Investments
---------------------------------------------------------
Financial & Business  Services             21.7%
---------------------------------------------------------
Consumer Discretionary                     16.4%
---------------------------------------------------------
Energy                                     11.9%
---------------------------------------------------------
Utilities                                  10.1%
---------------------------------------------------------
Consumer Staples                            9.1%
---------------------------------------------------------


Portfolio Composition
---------------------------------------------------------
Common Stock                              100.0%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Equity Income Fund returned -11.63%.

     The technology sector dominated the market dramatically in the third and fourth quarters--to the exclusion of virtually all other sectors, which hurt the performance of PIMCO Equity Income Fund. The Fund, which has an investment universe that focuses on dividend-yielding stocks with low fundamental valuations, had virtually no exposure to the sector and therefore did not participate in its strong returns.

     The Fund did benefit from its exposure to basic industries. For instance, Fund holding Springs Industries, a textile manufacturer, turned in a good performance during this period. It benefited from a recovery in the global economy, particularly Asia, which boosted its sales. In addition, the company's home furnishing division experienced an increase in sales due to the current housing boom.

     Another positive sector for the Fund during this period was energy. The worldwide economic recovery has stimulated commerce, which in turn increased corporate demand for energy. The sector also benefited from the tightening of OPEC's oil production, which gave it greater pricing power.

     The utility industry underperformed during this period. A historically interest rate-sensitive sector, utility companies discovered that the second half of 1999 was no exception. The rise in interest rates during the third and fourth quarters, which negatively affected corporate borrowing as well as profit margins, caused investors to punish this industry.

     A disappointment for the Fund during this period was J.C. Penney. The company's stock price suffered as a result of lagging same store sales as well as a management turnaround plan that included decreasing the dividend paid by the company to common shareholders. However, the manager remains optimistic about the company, which has a relatively new e-commerce division that has already exceeded expectations.

     It should be noted that, at or around the time of the closing of the PIMCO Advisors-Allianz transaction, the day-to-day management of PIMCO Equity Income Fund will be assumed by PIMCO Equity Advisors. The Fund's philosophy of investing in dividend-paying, undervalued securities will remain in place.

December 31, 1999

PIMCO Innovation Fund

OBJECTIVE
Capital appreciation; no consideration given to income

PORTFOLIO
Primarily technology-related stocks of companies of all sizes

FUND INCEPTION DATE
12/22/94

TOTAL NET ASSETS
$3.5 billion

NUMBER OF SECURITIES IN THE PORTFOLIO
54 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/99

                             D Shares                    Lipper
                                           S&P 500       Science & Tech.
                                           Index         Fund Avg.
--------------------------------------------------------------------------------
6 month                       94.92%        7.71%         73.24%
1 year                       140.42%       21.04%        134.77%
3 years                       67.62%       27.56%         53.65%
5 years                       53.27%       28.56%         40.91%
Inception                     52.89%       --            --


Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                     PIMCO          S&P 500
                  Innovation         Index
                     Fund D
12/31/1994           10,000         10,000
01/31/1995            9,920         10,259
02/28/1995           10,551         10,659
03/31/1995           10,872         10,974
04/30/1995           11,343         11,297
05/31/1995           11,613         11,748
06/30/1995           12,896         12,021
07/31/1995           14,098         12,420
08/31/1995           14,429         12,451
09/30/1995           14,769         12,977
10/31/1995           14,589         12,930
11/30/1995           14,990         13,498
12/31/1995           14,533         13,758
01/31/1996           14,338         14,226
02/29/1996           15,035         14,358
03/31/1996           14,912         14,496
04/30/1996           16,502         14,710
05/31/1996           17,846         15,089
06/30/1996           17,117         15,147
07/31/1996           14,687         14,478
08/31/1996           15,579         14,783
09/30/1996           17,702         15,615
10/31/1996           17,579         16,046
11/30/1996           18,635         17,258
12/31/1996           17,962         16,917
01/31/1997           18,950         17,974
02/28/1997           16,808         18,114
03/31/1997           15,705         17,370
04/30/1997           15,955         18,407
05/31/1997           17,962         19,528
06/30/1997           18,129         20,403
07/31/1997           20,812         22,026
08/31/1997           20,313         20,792
09/30/1997           21,821         21,931
10/31/1997           20,417         21,198
11/30/1997           20,323         22,180
12/31/1997           19,584         22,560
01/31/1998           20,358         22,810
02/28/1998           22,857         24,455
03/31/1998           23,719         25,707
04/30/1998           25,433         25,966
05/31/1998           23,819         25,520
06/30/1998           26,848         26,556
07/31/1998           27,004         26,273
08/31/1998           21,619         22,475
09/30/1998           25,612         23,915
10/31/1998           26,586         25,860
11/30/1998           29,561         27,427
12/31/1998           35,183         29,008
01/31/1999           41,520         30,221
02/28/1999           36,952         29,281
03/31/1999           40,075         30,453
04/30/1999           39,578         31,632
05/31/1999           38,608         30,885
06/30/1999           43,396         32,600
07/31/1999           42,979         31,582
08/31/1999           46,276         31,425
09/30/1999           46,937         30,564
10/31/1999           53,462         32,498
11/30/1999           62,785         33,159
12/31/1999           84,597         35,112

*Past performance is no guarantee of future results. Class D shares commenced operations after the inception date shown (12/22/94). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. See page 20 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                  % of Total Investments
---------------------------------------------------------
Qualcomm, Inc.                            4.1%
Wireless communication
---------------------------------------------------------
Oracle Corp.                              3.9%
Software products
---------------------------------------------------------
i2 Technologies, Inc.                     3.8%
Software solutions
---------------------------------------------------------
Doubleclick, Inc.                         3.2%
Internet advertising
---------------------------------------------------------
Ariba, Inc.                               3.2%
Business to business
---------------------------------------------------------
Cisco Systems, Inc.                       2.9%
Internet networking
---------------------------------------------------------
Gemstar International Group Ltd.          2.6%
Business solutions
---------------------------------------------------------
Vignette Corp.                            2.5%
Business svcs.
---------------------------------------------------------
Siebel Systems, Inc.                      2.5%
Business solutions
---------------------------------------------------------
QLogic Corp.                              2.5%
Semiconductors
---------------------------------------------------------
Top Ten Total                            31.2%
---------------------------------------------------------


Top 5 Industries                  % of Total Investments
---------------------------------------------------------
Technology                               66.8%
---------------------------------------------------------
Communications                            7.9%
---------------------------------------------------------
Financial & Business Services             6.5%
---------------------------------------------------------
Health Care                               6.4%
---------------------------------------------------------
Consumer Discretionary                    4.8%
---------------------------------------------------------


Portfolio Composition
---------------------------------------------------------
Common Stock                             92.5%
---------------------------------------------------------
Cash Equivalents                          7.5%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund turned in stellar results for the six-month period ended December 31, 1999. Class D shares returned 94.92%, handily outperforming the S&P 500 Index return of 7.71% for the same period.

     Software was an area of strength for the Fund during this period. Having completed their spending on Y2K preparedness, companies increased their expenditures on other areas of information technology that had been neglected, such as software. In particular, i2 Technologies, a maker of supply-chain management software, benefited from this trend. Its software, which has e-commerce applications, is used by companies such as Dell to manage the ordering, production and shipping of products. The company has seen a rapid increase in sales of its software and still has substantial growth potential, as a large untapped market exists. For instance, only about 10% of Fortune 500 companies have Web sites on which business can actually be conducted. This number is expected to reach nearly 100% in the next eighteen months, which should greatly benefit software companies such as i2.

     Another strong area for the Fund was telecommunications, which has seen tremendous growth recently. Nokia continued to benefit from the increase in cell phone subscriptions stimulated by 'one-rate' plans. In addition, Nokia benefited from the many recent technological advances in cell phone handset technology, which has shortened upgrade cycles for cell phones. The explosion in telecommunications has also benefited companies such as JDS Uniphase, a maker of fiber-optic components for telecom networks. The company saw its sales rise as a result of burgeoning demand for faster and more efficient networks.

     Although technology led the market during this period, some non-tech innovators also experienced strong price appreciation. In particular, biotechnology stocks enhanced the Fund's performance. These companies, which were funded five to seven years ago, are now bringing exciting products to market and are showing strong revenues. For instance, Fund holdings Medimmune and IDEC Pharmaceuticals both benefited from better-than-expected prescription trends for their key products. We believe this area continues to have growth potential, as many biotech companies have strong product pipelines.

     Looking ahead, the manager's outlook remains positive for technology, as he believes it is still in the early stages of a multi-year growth cycle. The market continues to see technology as the sector that will define the economy's future, and this should bode well for PIMCO Innovation Fund.

December 31, 1999

PIMCO Mid-Cap Growth Fund

OBJECTIVE
Growth of capital

PORTFOLIO
Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued

FUND INCEPTION DATE
8/26/91

TOTAL NET ASSETS
$1.0 billion

NUMBER OF SECURITIES IN THE PORTFOLIO
84 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital
Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/99

                             D Shares      Russell          Lipper
                                           Mid-Cap          Mid-Cap Core
                                           Growth Index     Fund Avg.
--------------------------------------------------------------------------------
6 month                      13.26%         7.15%            26.47%
1 year                       12.52%        18.23%            38.29%
3 years                      17.47%        18.86%            21.71%
5 years                      22.19%        21.85%            21.59%
Inception                    17.16%        --                --


Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                          PIMCO            Russell
                         Mid-Cap           Mid-Cap
                      Growth Fund D         Index
08/31/1991                10,000           10,000
09/30/1991                 9,947            9,942
10/31/1991                10,307           10,145
11/30/1991                10,013            9,726
12/31/1991                11,316           10,816
01/31/1992                11,325           11,019
02/29/1992                11,432           11,272
03/31/1992                11,086           10,984
04/30/1992                11,009           11,070
05/31/1992                11,016           11,142
06/30/1992                10,721           10,961
07/31/1992                11,012           11,419
08/31/1992                10,686           11,156
09/30/1992                11,035           11,388
10/31/1992                11,392           11,666
11/30/1992                12,074           12,254
12/31/1992                12,306           12,583
01/31/1993                12,758           12,835
02/28/1993                12,360           12,849
03/31/1993                12,860           13,267
04/30/1993                12,504           12,916
05/31/1993                13,035           13,326
06/30/1993                13,434           13,476
07/31/1993                13,265           13,541
08/31/1993                13,917           14,143
09/30/1993                14,286           14,198
10/31/1993                14,136           14,209
11/30/1993                13,737           13,880
12/31/1993                14,191           14,383
01/31/1994                14,480           14,779
02/28/1994                14,455           14,578
03/31/1994                13,924           13,957
04/30/1994                13,970           14,053
05/31/1994                13,712           14,072
06/30/1994                13,251           13,656
07/31/1994                13,546           14,124
08/31/1994                14,251           14,794
09/30/1994                13,882           14,432
10/31/1994                14,157           14,543
11/30/1994                13,483           13,901
12/31/1994                13,800           14,082
01/31/1995                13,663           14,371
02/28/1995                14,490           15,115
03/31/1995                14,951           15,547
04/30/1995                15,284           15,782
05/31/1995                15,806           16,300
06/30/1995                16,733           16,848
07/31/1995                18,306           17,666
08/31/1995                18,442           17,937
09/30/1995                18,699           18,342
10/31/1995                18,407           17,932
11/30/1995                18,755           18,824
12/31/1995                18,873           18,933
01/31/1996                19,240           19,332
02/29/1996                19,701           19,786
03/31/1996                19,941           20,073
04/30/1996                20,351           20,641
05/31/1996                20,688           20,953
06/30/1996                20,261           20,638
07/31/1996                19,285           19,361
08/31/1996                20,331           20,283
09/30/1996                21,751           21,285
10/31/1996                21,889           21,455
11/30/1996                23,214           22,762
12/31/1996                23,189           22,530
01/31/1997                24,132           23,373
02/28/1997                23,721           23,338
03/31/1997                23,036           22,346
04/30/1997                23,522           22,902
05/31/1997                25,140           24,573
06/30/1997                26,353           25,377
07/31/1997                28,787           27,494
08/31/1997                28,738           27,194
09/30/1997                30,755           28,747
10/31/1997                30,095           27,628
11/30/1997                30,294           28,286
12/31/1997                30,992           29,067
01/31/1998                30,430           28,520
02/28/1998                32,211           30,750
03/31/1998                33,191           32,208
04/30/1998                33,661           32,289
05/31/1998                32,501           31,291
06/30/1998                33,109           31,724
07/31/1998                32,155           30,211
08/31/1998                26,415           25,377
09/30/1998                28,320           27,019
10/31/1998                29,093           28,862
11/30/1998                30,693           30,227
12/31/1998                33,410           31,998
01/31/1999                31,960           31,944
02/28/1999                30,221           30,880
03/31/1999                30,366           31,847
04/30/1999                31,918           34,200
05/31/1999                31,844           34,101
06/30/1999                33,191           35,305
07/31/1999                32,262           34,334
08/31/1999                31,175           33,445
09/30/1999                30,579           32,267
10/31/1999                31,607           33,797
11/30/1999                33,418           34,770
12/31/1999                37,585           37,830

*Past performance is no guarantee of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 3/8/91), adjusted, as necessary, to reflect Class D shares different operating expenses. See page 20 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                 % of Total Investments
---------------------------------------------------------
Medimmune, Inc.                          2.2%
Chemical & allied products
---------------------------------------------------------
Network Appliance, Inc.                  2.0%
Electronics, computer networking
---------------------------------------------------------
Citrix Systems, Inc.                     2.0%
Electronics, computer networking
---------------------------------------------------------
BEA Systems, Inc.                        2.0%
Business services
---------------------------------------------------------
Lam Research Corp.                       1.9%
Semiconductors, integrated circuits
---------------------------------------------------------
Symbol Technologies, Inc.                1.9%
Barcode equip.
---------------------------------------------------------
Comverse Technology, Inc.                1.9%
Communications & software
---------------------------------------------------------
Veritas Software Corp.                   1.9%
Software co.
---------------------------------------------------------
KLA-Tencor Corp.                         1.8%
Business solutions
---------------------------------------------------------
IDEC Pharmaceuticals Corp.               1.7%
Chem. & allied products
---------------------------------------------------------
Top Ten Total                           19.3%
---------------------------------------------------------


Top 5 Industries              % of Total Investments
---------------------------------------------------------
Technology                              45.9%
---------------------------------------------------------
Financial & Business Services           14.0%
---------------------------------------------------------
Consumer Discretionary                   8.7%
---------------------------------------------------------
Health Care                              8.3%
---------------------------------------------------------
Materials & Processing                   5.7%
---------------------------------------------------------


Portfolio Composition
---------------------------------------------------------
Common Stock                            98.6%
---------------------------------------------------------
Cash Equivalents                         1.4%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Mid-Cap Growth Fund returned 13.26%, outperforming the Russell Mid-Cap Growth Index return of 7.15%.

     The narrow market seen in the first half of 1999 broadened in the second half of the year, as smaller-capitalization stocks outperformed their larger-capitalization counterparts. Investors finally recognized the strong growth potential of smaller companies, and invested accordingly.

     The technology sector was a strong contributor to the Fund's performance during this period. One of the strongest themes within this sector was business-to-business technology application companies, an area of high growth. These companies benefited from improved earnings outlooks during this period as well as a rise in sales that resulted from increased corporate spending. One example in this area is Citrix Systems, which develops and sells innovative server-based software to enable more efficient use of Microsoft Windows operating systems. Citrix's sales received a boost from corporate purchasing of the software, as companies increasingly utilize technology to maintain or widen profit margins.

     Veritas Software was another strong performer for the Fund. The company makes software that provides enterprise data storage management solutions--a product in great demand as companies seek effective, economical ways to store greater amounts of data. The company experienced a surge in sales growth in the second half of 1999, as corporate Internet use and the need for data storage rose. Tiffany's was a standout during this period as well. The company benefited from a strong domestic economy as well as a recovery in the global economy, both of which stimulated its sales. In particular, Tiffany's benefited from new store openings, the successful launch of its Web site and wider profit margins due to greater sales of its high-end items.

     With the exception of Tiffany's, consumer discretionary stocks were a disappointment for the Fund. Companies such as Abercrombie & Fitch, Lands End and Tommy Hilfiger all showed earnings disappointments that caused their stock prices to suffer. However, the manager is optimistic that, in a climate of tight labor and high income growth, consumer discretionary stocks should perform well.

     Looking ahead, the manager is optimistic that smaller-capitalization stocks will continue to perform well in the coming year, as the economic climate should be favorable to them. The manager is also optimistic that, in a market dominated by high valuation stocks, investors will be attracted to more reasonable valuations, which should bode well for PIMCO Mid-Cap Growth Fund.

December 31, 1999

PIMCO Renaissance Fund

OBJECTIVE
Long-term growth of capital and current income

PORTFOLIO
Primarily common stocks with below-average valuations that have improving business fundamentals

FUND INCEPTION DATE
4/18/88

TOTAL NET ASSETS
$546.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO
63 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
PIMCO Equity
Advisor

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 12/31/99

                             D Shares                    Lipper Multi-
                                          Russell 1000   Cap Value
                                          Value Index    Fund Avg.
--------------------------------------------------------------------------------
6 month                      -1.14%       -4.90%         -2.65%
1 year                        9.90%        7.34%          7.78%
5 years                      21.86%       23.08%         18.48%
10 years                     14.57%       15.60%         13.26%
Inception                    14.01%       --             --


Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                       PIMCO          Russell 1000
                    Renaissance       Value Index
                       Fund D
04/30/1988             10,000           10,000
05/31/1988             10,000           10,145
06/30/1988             10,232           10,625
07/31/1988             10,200           10,628
08/31/1988             10,062           10,419
09/30/1988             10,211           10,758
10/31/1988             10,329           11,002
11/30/1988             10,275           10,868
12/31/1988             10,614           11,000
01/31/1989             10,932           11,754
02/28/1989             10,877           11,568
03/31/1989             10,976           11,822
04/30/1989             11,264           12,307
05/31/1989             11,586           12,797
06/30/1989             11,674           12,748
07/31/1989             11,898           13,608
08/31/1989             12,269           13,945
09/30/1989             12,122           13,812
10/31/1989             11,895           13,319
11/30/1989             11,883           13,472
12/31/1989             11,886           13,770
01/31/1990             11,304           12,912
02/28/1990             11,304           13,238
03/31/1990             11,597           13,373
04/30/1990             11,247           12,852
05/31/1990             11,948           13,919
06/30/1990             11,896           13,603
07/31/1990             11,567           13,484
08/31/1990             10,780           12,298
09/30/1990             10,011           11,703
10/31/1990              9,600           11,543
11/30/1990              9,934           12,343
12/31/1990             10,118           12,657
01/31/1991             10,444           13,227
02/28/1991             11,070           14,106
03/31/1991             11,338           14,315
04/30/1991             11,457           14,421
05/31/1991             12,062           14,959
06/30/1991             11,639           14,329
07/31/1991             12,064           14,929
08/31/1991             12,555           15,201
09/30/1991             12,757           15,089
10/31/1991             13,025           15,339
11/30/1991             12,623           14,552
12/31/1991             13,583           15,771
01/31/1992             13,827           15,796
02/29/1992             14,098           16,183
03/31/1992             13,833           15,948
04/30/1992             13,847           16,635
05/31/1992             13,997           16,718
06/30/1992             13,839           16,614
07/31/1992             14,154           17,255
08/31/1992             13,976           16,728
09/30/1992             14,120           16,959
10/31/1992             14,092           16,975
11/30/1992             14,451           17,532
12/31/1992             14,749           17,949
01/31/1993             14,985           18,471
02/28/1993             14,860           19,121
03/31/1993             15,425           19,685
04/30/1993             15,299           19,432
05/31/1993             15,663           19,823
06/30/1993             15,979           20,260
07/31/1993             16,345           20,487
08/31/1993             17,400           21,226
09/30/1993             17,690           21,260
10/31/1993             17,944           21,246
11/30/1993             17,492           20,807
12/31/1993             18,024           21,202
01/31/1994             18,545           22,005
02/28/1994             18,342           21,252
03/31/1994             17,332           20,462
04/30/1994             17,215           20,854
05/31/1994             17,143           21,094
06/30/1994             16,742           20,589
07/31/1994             17,165           21,230
08/31/1994             17,969           21,839
09/30/1994             17,948           21,115
10/31/1994             17,904           21,409
11/30/1994             17,170           20,544
12/31/1994             17,237           20,781
01/31/1995             17,281           21,420
02/28/1995             17,665           22,267
03/31/1995             18,145           22,756
04/30/1995             18,486           23,475
05/31/1995             18,531           24,463
06/30/1995             18,998           24,794
07/31/1995             19,937           25,658
08/31/1995             20,160           26,020
09/30/1995             20,813           26,961
10/31/1995             20,873           26,693
11/30/1995             21,874           28,045
12/31/1995             22,144           28,750
01/31/1996             22,905           29,646
02/29/1996             23,206           29,870
03/31/1996             23,395           30,378
04/30/1996             23,792           30,494
05/31/1996             24,348           30,876
06/30/1996             24,400           30,901
07/31/1996             23,364           29,733
08/31/1996             24,272           30,584
09/30/1996             25,474           31,799
10/31/1996             26,352           33,029
11/30/1996             27,692           35,424
12/31/1996             27,753           34,972
01/31/1997             28,763           36,667
02/28/1997             28,616           37,206
03/31/1997             27,894           35,868
04/30/1997             29,070           37,374
05/31/1997             30,871           39,464
06/30/1997             32,485           41,157
07/31/1997             35,353           44,253
08/31/1997             34,507           42,678
09/30/1997             37,023           45,255
10/31/1997             35,313           43,993
11/30/1997             36,692           45,937
12/31/1997             37,726           47,278
01/31/1998             37,749           46,612
02/28/1998             40,601           49,749
03/31/1998             42,184           52,793
04/30/1998             43,142           53,147
05/31/1998             42,250           52,360
06/30/1998             42,563           53,031
07/31/1998             41,694           52,098
08/31/1998             34,294           44,346
09/30/1998             35,497           46,891
10/31/1998             37,034           50,525
11/30/1998             39,375           52,880
12/31/1998             42,115           54,678
01/31/1999             44,760           55,115
02/28/1999             42,576           54,338
03/31/1999             44,505           55,463
04/30/1999             46,765           60,643
05/31/1999             45,353           59,976
06/30/1999             46,818           61,715
07/31/1999             47,047           59,907
08/31/1999             45,556           57,684
09/30/1999             42,139           55,665
10/31/1999             41,882           58,872
11/30/1999             43,373           58,413
12/31/1999             46,284           58,693

*Past performance is no guarantee of future results. Class D shares commenced operations after the inception date shown (4/18/88). The total return for the periods shown (period beginning before the inception of Class D shares) reflects the total return of the Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. See page 20 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                % of Total Investments
---------------------------------------------------------
Aetna, Inc.                             4.6%
Insurance
---------------------------------------------------------
Arrow Electronics, Inc.                 4.5%
Electronics
---------------------------------------------------------
Foundation Health Systems, Inc. 'A'     4.2%
Insurance (HMO)
---------------------------------------------------------
Asia Pulp & Paper Co. Ltd. SP-ADR       3.7%
Paper products
---------------------------------------------------------
Valero Energy Corp.                     3.7%
Petroleum refining
---------------------------------------------------------
Ace Ltd.                                3.6%
Insurance
---------------------------------------------------------
Tenet Healthcare Corp.                  3.6%
Heath care services
---------------------------------------------------------
Micron Technology, Inc.                 3.5%
Semiconductors
---------------------------------------------------------
Suiza Foods Corp.                       3.5%
Wholesale
---------------------------------------------------------
Nabors Industries, Inc.                 3.4%
Oil & gas extraction
---------------------------------------------------------
Top Ten Total                          38.3%
---------------------------------------------------------


Top 5 Industries             % of Total Investments
---------------------------------------------------------
Financial & Business Services          18.2%
---------------------------------------------------------
Materials & Processing                 16.0%
---------------------------------------------------------
Energy                                 14.5%
---------------------------------------------------------
Technology                             11.8%
---------------------------------------------------------
Consumer Staples                        8.7%
---------------------------------------------------------


Portfolio Composition
---------------------------------------------------------
Common Stock                           97.4%
---------------------------------------------------------
Convertible Bonds & Notes               0.4%
---------------------------------------------------------
Cash Equivalents                        2.2%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1999, PIMCO Renaissance Fund posted a return of -1.14%.

     The second half of 1999 proved to be a difficult time for value investing. High valuation growth stocks, particularly in the technology sector, dominated the market. As a result, lower valuation issues were virtually ignored by investors.

     The Fund's performance was hurt by its exposure to the health care sector. In particular, the HMO industry was punished by investors in the third quarter, despite exceeding its earnings expectations. The area was unpopular with investors because of external problems, such as class action lawsuits against HMOs and federal attempts at HMO legislation, which received much attention from the press. However, the outlook remains positive for this industry, as its fundamentals remain strong and sentiment towards it is changing.

     The greatest contributor to the Fund's performance during this period was the technology sector. A continuation of the global economic recovery in the second half of 1999 fueled demand for semiconductors and other technological commodities. The semiconductor industry, in particular, achieved some pricing power after several years of extreme pricing pressure. Micron Technology, a semiconductor company and one of the top ten holdings in the Fund, experienced revenue growth as a result of increased demand for its DRAM chips--as well as greater pricing power.

     Arrow Electronics, the second largest holding in the Fund, was a standout performer. The company, the world's largest distributor of electronic components and computer products to industrial and commercial customers, benefited from the global economic recovery, which boosted demand for its products. The company's global distribution network spans the world's three dominant electronics markets--North America, Europe and the Asia/Pacific region- and it is poised to continue its growth given the strong global economy.

     The manager is optimistic about the Fund's outlook, as he believes stock prices will ultimately reflect their fundamentals. In addition, he believes the current environment of rising interest rates should bode well for value stocks in general and PIMCO Renaissance Fund in particular.

December 31, 1999

PIMCO Tax-Efficient Equity Fund

OBJECTIVE
Maximum after-tax growth of capital

PORTFOLIO
Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion

FUND INCEPTION DATE
7/10/98

TOTAL NET ASSETS
$56.8 million

NUMBER OF SECURITIES IN THE PORTFOLIO
241 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/99

                              D Shares                   Lipper Large-
                                            S&P 500        Cap Core
                                              Index        Fund Avg.
--------------------------------------------------------------------------------
6 month                         6.47%         7.71%           9.94%
1 year                         17.19%        21.04%          22.31%
Inception                      15.30%           --              --


Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                          PIMCO        S&P 500
                  Tax-Efficient          Index
                  Equity Fund D
07/31/1998               10,000         10,000
08/31/1998                8,564          8,554
09/30/1998                9,001          9,102
10/31/1998                9,843          9,843
11/30/1998               10,342         10,439
12/31/1998               10,957         11,041
01/31/1999               11,311         11,502
02/28/1999               10,936         11,145
03/31/1999               11,332         11,591
04/30/1999               11,738         12,040
05/31/1999               11,394         11,755
06/30/1999               12,059         12,408
07/31/1999               11,684         12,020
08/31/1999               11,559         11,961
09/30/1999               11,174         11,633
10/31/1999               11,830         12,369
11/30/1999               12,028         12,621
12/31/1999               12,840         13,364

*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. See page 20 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                 % of Total  Investments
---------------------------------------------------------
Microsoft Corp.                          5.0%
Computer services
---------------------------------------------------------
General Electric Co.                     4.1%
Electronics
---------------------------------------------------------
Cisco Systems, Inc.                      3.0%
Internet networking
---------------------------------------------------------
Intel Corp.                              2.7%
Electronics, computer components
---------------------------------------------------------
Wal-Mart Stores, Inc                     2.5%
Retail
---------------------------------------------------------
Lucent Technologies, Inc.                2.2%
Communications & software
---------------------------------------------------------
SBC Communications, Inc.                 2.0%
Communications
---------------------------------------------------------
Citigroup, Inc.                          1.8%
Financial services
---------------------------------------------------------
Oracle Corp.                             1.7%
Software
---------------------------------------------------------
International Business Machines Corp.    1.6%
Business machines mfr.
---------------------------------------------------------
Top Ten Total                           26.6%
---------------------------------------------------------


Top 5 Industries              % of Total Investments
---------------------------------------------------------
Technology                              27.9%
---------------------------------------------------------
Financial & Business Services           13.7%
---------------------------------------------------------
Consumer Discretionary                  10.3%
---------------------------------------------------------
Health Care                             10.0%
---------------------------------------------------------
Communications                           9.3%
---------------------------------------------------------


Portfolio Composition
---------------------------------------------------------
Common Stock                            99.8%
---------------------------------------------------------
Cash Equivalents                         0.2%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Tax-Efficient Equity Fund turned in a solid performance for the six-month period ended December 31, 1999. Its return of 6.47% closely tracking the returns of the S&P 500 Index for the same period.

     High earnings growth expectations drove the market for much of these six months. As a result, the high-growth technology sector overwhelmingly outperformed all other sectors. In particular, software, Internet and wireless telecommunications all saw explosive growth during this period. For instance, Internet search engine Yahoo! experienced enormous price appreciation during the fourth quarter as a result of its inclusion in the S&P 500 Index, which many investors interpreted as validation of the young company's formidable stature among the corporate establishment.

     One standout for the Fund was Oracle, the database software management company. It benefited from increased demand for e-commerce database management applications, for which it makes software. Oracle also saw its stock price rise as a result of the deal it signed in November to sell Ford Motor Company supply chain management software. The outlook remains positive for this company, as many Wall Street analysts are predicting similar deals for the company in the coming year.

     Another standout for the Fund was Qualcomm, a digital wireless telecom company. The company experienced increased revenues from royalties received through the licensing of its Code Division Multiple Access (CDMA) technology. The company also benefited from the sale of its cell phone handset division, which was not profitable.

The company should continue to see an increase in revenues going forward as more cell phone handset makers utilize CDMA technology in their products.

  In keeping with the its tax-efficient philosophy, the Fund did not pay a capital gain for the second year in a row. Using active tax management strategies, the manager was able to use harvested losses to offset capital gains.

  Looking ahead, the manager remains cautiously optimistic about the market's prospects in the near term. The manager intends to maintain its disciplined, long-term approach to stock selection based on fundamental valuations and the principles of portfolio diversification, tax management and risk control, which should bode well for the Fund in any economic climate.

December 31, 1999

PIMCO Value Fund

OBJECTIVE
Long-term growth of capital and current income

PORTFOLIO
Primarily common stocks of companies with market capitalizations of more than $2 billion that are under valued relative to the market and to their industry groups

FUND INCEPTION DATE
12/30/91

TOTAL NET ASSETS
$212.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO
37 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment
Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/99

                            D Shares                     Lipper Mid-
                                            S&P 500      Cap Value
                                            Index        Fund Avg.
--------------------------------------------------------------------------------
6 month                      -5.78%          7.71%       -2.65%
1 year                        3.88%         21.04%        7.78%
3 years                      12.78%         27.56%       13.61%
5 years                      18.93%         28.56%       18.48%
Inception                    14.67%         --           --


Change in Value
$10,000 invested at the Fund's inception

                                    [GRAPH]

                     PIMCO          S&P 500
                     Value           Index
                     Fund D
12/31/1991           10,000         10,000
01/31/1992           10,286          9,814
02/29/1992           10,630          9,942
03/31/1992           10,388          9,748
04/30/1992           10,432         10,034
05/31/1992           10,338         10,083
06/30/1992           10,115          9,933
07/31/1992           10,470         10,339
08/31/1992           10,164         10,128
09/30/1992           10,302         10,247
10/31/1992           10,364         10,282
11/30/1992           10,918         10,632
12/31/1992           11,269         10,762
01/31/1993           11,503         10,852
02/28/1993           11,624         11,000
03/31/1993           11,983         11,232
04/30/1993           11,770         10,961
05/31/1993           11,933         11,254
06/30/1993           12,012         11,287
07/31/1993           11,951         11,242
08/31/1993           12,596         11,668
09/30/1993           12,624         11,579
10/31/1993           13,057         11,818
11/30/1993           12,921         11,706
12/31/1993           13,066         11,847
01/31/1994           13,668         12,250
02/28/1994           13,442         11,918
03/31/1994           12,716         11,398
04/30/1994           12,558         11,544
05/31/1994           12,553         11,734
06/30/1994           12,261         11,446
07/31/1994           12,769         11,822
08/31/1994           13,304         12,307
09/30/1994           12,895         12,006
10/31/1994           13,029         12,275
11/30/1994           12,370         11,828
12/31/1994           12,484         12,004
01/31/1995           12,820         12,315
02/28/1995           13,389         12,795
03/31/1995           13,754         13,173
04/30/1995           14,122         13,560
05/31/1995           14,655         14,102
06/30/1995           14,907         14,430
07/31/1995           15,559         14,909
08/31/1995           15,747         14,946
09/30/1995           16,179         15,577
10/31/1995           16,221         15,521
11/30/1995           16,915         16,202
12/31/1995           17,273         16,515
01/31/1996           17,762         17,077
02/29/1996           18,147         17,235
03/31/1996           18,289         17,401
04/30/1996           18,524         17,657
05/31/1996           18,894         18,113
06/30/1996           18,806         18,182
07/31/1996           17,789         17,379
08/31/1996           18,477         17,745
09/30/1996           18,977         18,744
10/31/1996           19,243         19,261
11/30/1996           20,889         20,717
12/31/1996           20,706         20,306
01/31/1997           21,397         21,575
02/28/1997           21,756         21,744
03/31/1997           20,989         20,851
04/30/1997           21,811         22,095
05/31/1997           23,093         23,441
06/30/1997           23,674         24,491
07/31/1997           25,233         26,439
08/31/1997           24,697         24,958
09/30/1997           26,177         26,325
10/31/1997           24,853         25,446
11/30/1997           25,454         26,624
12/31/1997           26,030         27,081
01/31/1998           26,129         27,381
02/28/1998           27,676         29,355
03/31/1998           28,792         30,859
04/30/1998           28,234         31,169
05/31/1998           28,108         30,633
06/30/1998           28,151         31,878
07/31/1998           26,963         31,538
08/31/1998           23,094         26,978
09/30/1998           24,417         28,707
10/31/1998           26,568         31,041
11/30/1998           28,085         32,923
12/31/1998           28,596         34,820
01/31/1999           27,901         36,276
02/28/1999           26,838         35,149
03/31/1999           26,774         36,555
04/30/1999           29,585         37,971
05/31/1999           30,384         37,074
06/30/1999           31,526         39,132
07/31/1999           31,176         37,910
08/31/1999           30,868         37,721
09/30/1999           29,973         36,689
10/31/1999           30,056         39,010
11/30/1999           29,582         39,803
12/31/1999           29,706         42,148

*Past performance is no guarantee of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional shares (for the period from 12/30/91), adjusted, as necessary, to reflect Class D shares different operating expenses. See page 20 for Footnotes, which will include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                 % of Total  Investments
---------------------------------------------------------
Conoco, Inc.                             4.4%
Petroleum refining
---------------------------------------------------------
Kerr-McGee Corp.                         4.2%
Petroleum refining
---------------------------------------------------------
Westvaco Corp.                           4.2%
Paper & allied products
---------------------------------------------------------
USX-U.S. Steel Group, Inc.               4.2%
Steel mfr.
---------------------------------------------------------
Dana Corp.                               4.0%
Mfr. Components, transportation
---------------------------------------------------------
Public Service Enterprise Group, Inc.    4.0%
Electric & gas
---------------------------------------------------------
Ultramar Diamond Shamrock Corp.          4.0%
Petroleum refining
---------------------------------------------------------
Morgan, J.P. & Co., Inc                  4.0%
Financial services
---------------------------------------------------------
Bell Atlantic Corp.                      3.8%
Communications
---------------------------------------------------------
GTE Corp.                                3.8%
Communications
---------------------------------------------------------
Top Ten Total                           40.6%
---------------------------------------------------------


Top 5 Industries              % of Total Investments
---------------------------------------------------------
Energy                                  16.7%
---------------------------------------------------------
Consumer Discretionary                  15.5%
---------------------------------------------------------
Financial & Business Services           12.8%
---------------------------------------------------------
Materials & Processing                  12.1%
---------------------------------------------------------
Utilities                                8.0%
---------------------------------------------------------


Portfolio Composition
---------------------------------------------------------
Common Stock                            99.8%
---------------------------------------------------------
Cash Equivalents                         0.2%
---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Value Fund returned -5.78% for the six-month period ended December 31, 1999. These returns slightly underperformed its Lipper Mid-Cap Value Fund Average, which returned -2.65%.

     The third and fourth quarters of 1999 proved to be an extremely difficult period for value stocks. The technology sector, a traditionally high valuation area, proved extremely popular with investors eager for high earnings growth in the face of rising interest rates. At the same time, investors eschewed the strong fundamentals offered by many lower valuation companies, which hurt the performance of the Fund. Virtually all sectors other than technology were ignored by investors during this period.

Due, again, to the high valuations, the Fund had a relatively small exposure to the technology sector, but it was the greatest positive contributor to the Fund's performance during this period. The Fund held two lower valuation technology stocks during this period, Intel and Apple Computer, both of which make commodity technology products. Apple continued to benefit from strong sales of its popular iMac personal computer. The stock, however, was ultimately sold from the portfolio when its valuation rose higher than the manager's investment philosophy would allow. Intel aided performance, as the company experienced a surge in chip sales as a result of the global economic recovery.

     J.P. Morgan, the banking and financial services company, contributed to the Fund's performance during this period. The company benefited from higher trading revenues. Investors were attracted to its low valuation, and its stock price moved higher in the fourth quarter, despite rising interest rates.

     UST produced disappointing returns for the Fund during this period. The smokeless tobacco products company was hurt by news of class action lawsuits against other tobacco companies. However, the outlook for UST is positive, as it is not the subject of any lawsuits and its fundamentals remain intact.

     It should be noted that, at or around the time of the closing of the PIMCO Advisors--Allianz transaction, the day-to-day management of PIMCO Value Fund will be assumed by PIMCO Equity Advisors. The Fund's philosophy of investing in undervalued securities will remain in place.

December 31, 1999

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

The PIMCO stock funds can invest a portion of their assets in foreign securities, which can involve special risks due to foreign economic and political developments. The Innovation Fund concentrates its portfolio in one sector, making it more volatile than a more diversified stock portfolio, and it, therefore, should be considered as only part of a diversified portfolio. The Mid-Cap Growth Fund invests primarily in medium-sized companies, which is often associated with higher risks than stocks of larger companies, including higher volatility.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. Russell Mid-Cap Index and Russell 1000 Index are indices representative of a mid-cap market and large-cap stocks with less than average growth orientation, respectively.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total return performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

For additional details on the PIMCO bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902-6896, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments

Capital Appreciation Fund
December 31, 1999 (Unaudited)



                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.0%
--------------------------------------------------------------------------------
Aerospace 1.5%
Honeywell International, Inc.                                242,988  $   14,017
                                                                      ----------
Capital Goods 6.6%
General Electric Co.                                         133,100      20,597
Tyco International Ltd.                                      353,300      13,735
United Technologies Corp.                                    158,800      10,322
TRW, Inc.                                                    183,800       9,546
Textron, Inc.                                                122,600       9,402
                                                                      ----------
                                                                          63,602
Communications 4.0%
ALLTEL Corp.                                                 125,300      10,361
MCI WorldCom, Inc. (b)                                       179,400       9,519
GTE Corp.                                                    133,100       9,392
AT&T Corp.                                                   183,600       9,318
SBC Communications, Inc.                                           1           0
                                                                      ----------
                                                                          38,590
Consumer Discretionary 10.4%
Wal-Mart Stores, Inc.                                        282,400      19,521
Home Depot, Inc.                                             256,200      17,566
CVS Corp.                                                    343,300      13,711
Lowe's Cos., Inc.                                            190,700      11,394
McGraw-Hill Companies, Inc.                                  166,100      10,236
Dayton Hudson Corp.                                          138,700      10,186
Harley-Davidson, Inc.                                        124,100       7,950
Circuit City Stores                                          109,800       4,948
General Motors Corp.                                          51,700       3,758
Delphi Automotive Systems (b)                                      1           0
Mattel, Inc.                                                       1           0
                                                                      ----------
                                                                          99,270
Consumer Services 4.8%
New York Times Co.                                           292,500      14,369
CBS Corp.                                                    214,000      13,683
Gannett, Inc.                                                156,800      12,789
United Parcel Service, Inc.                                   69,700       4,809
                                                                      ----------
                                                                          45,650
Consumer Staples 2.3%
Safeway, Inc. (b)                                            325,500      11,576
Anheuser Busch Cos., Inc.                                    147,500      10,454
Kimberly-Clark Corp.                                           4,300         281
                                                                      ----------
                                                                          22,311
Energy 4.9%
Royal Dutch Petroleum Co.                                    268,400      16,221
Vastar Resources, Inc.                                       182,700      10,779
USX Marathon Group                                           423,500      10,455
Atlantic Richfield Co.                                       107,100       9,264
AES Corp. (b)                                                  3,900         292
                                                                      ----------
                                                                          47,011
Financial & Business Services 13.5%
Omnicom Group                                                143,300      14,330
Marsh & McLennan Cos.                                        124,600      11,923
Capital One Financial Corp.                                  245,000      11,806
American Express Co.                                          70,100      11,654
Morgan Stanley, Dean Witter, Discover and Co.                 80,900      11,548
MGIC Investment Corp.                                        185,600      11,171
Citigroup, Inc.                                              200,550      11,143
Firstar Corp.                                                448,300       9,470
Lehman Brothers Holdings, Inc.                               111,100       9,409
Wells Fargo Co.                                              226,600       9,163
Fleet Boston Financial Corp.                                 250,200       8,710
Morgan, J.P. & Co., Inc.                                      66,600       8,433
Providian Financial Corp.                                      3,000         273
                                                                      ----------
                                                                         129,033
Health Care 6.2%
Immunex Corp. (b)                                            147,900      16,195
Genentech, Inc. (b)                                           91,200      12,266
Warner-Lambert Co.                                           136,300      11,168
Bristol-Myers Squibb Co.                                     155,400       9,975
Schering-Plough Corp.                                        228,700       9,648
                                                                      ----------
                                                                          59,252
Materials & Processing 4.9%
Alcoa, Inc.                                                  148,900      12,359
Champion International 'C'                                   198,200      12,276
Weyerhaeuser Co.                                             165,100      11,856
International Paper Co.                                      189,700      10,706
                                                                      ----------
                                                                          47,197

Technology 39.9%
Cisco Systems, Inc. (b)                                     200,000       21,425
Oracle Corp. (b)                                            175,800       19,701
Motorola, Inc.                                              112,300       16,536
Applied Materials, Inc. (b)                                 128,400       16,267
JDS Uniphase Corp. (b)                                       98,000       15,809
Teradyne, Inc. (b)                                          236,600       15,616
Corning, Inc.                                               116,600       15,034
Conexant Systems, Inc. (b)                                  223,900       14,861
Veritas Software Corp. (b)                                  102,950       14,735
Sun Microsystems, Inc. (b)                                  185,200       14,341
Solectron Corp. (b)                                         149,600       14,231
Siebel Systems, Inc. (b)                                    168,400       14,146
Broadcom Corp. (b)                                           51,600       14,055
BMC Software, Inc. (b)                                      170,200       13,605
EMC Corp. (b)                                               124,100       13,558
Compuware Corp. (b)                                         352,800       13,142
Computer Associates International, Inc.                     187,000       13,078
Texas Instruments, Inc.                                     122,800       11,896
Amdocs Ltd. (b)                                             343,800       11,861
Microsoft Corp. (b)                                         101,500       11,850
Lucent Technologies, Inc.                                   154,010       11,522
Altera Corp. (b)                                            216,100       10,710
Tellabs, Inc. (b)                                           166,500       10,687
Scientific-Atlanta, Inc.                                    191,100       10,630
Lexmark International Group, Inc. 'A' (b)                   108,400        9,810
Xilinx, Inc. (b)                                            213,200        9,694
National Semiconductor Corp. (b)                            198,200        8,485
Computer Sciences Corp. (b)                                  76,000        7,192
Citrix Systems, Inc. (b)                                     54,000        6,642
America Online, Inc. (b)                                      4,800          362
Yahoo, Inc. (b)                                                 400          173
                                                                      ----------
                                                                         381,654
                                                                      ----------
Total Common Stocks (Cost $697,230)                                      947,587
                                                                      ==========


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)
Repurchase Agreement 0.4%
State Street Bank
4.000% due 01/03/2000                                $        3,840        3,840
(Dated 12/31/1999. Collateralized by
Federal Home Loan Bank 5.400% due
11/17/2003 valued at $3,920.
Repurchase proceeds are $3,841.)

Total Short-Term Instruments (Cost $3,840)                                 3,840
                                                                      ==========

Total Investments (a) 99.4%                                           $  951,427
(Cost $701,070)

Other Assets and Liabilities (Net) 0.6%                                    6,008
                                                                      ----------

Net Assets 100.0%                                                     $  957,435
                                                                      ==========


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $  261,248

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (10,891)
                                                                      ----------
Unrealized appreciation-net                                           $  250,357
                                                                      ==========
(b) Non-income producing security.


                                                       See accompanying notes 21

Schedule of Investments

Equity Income Fund
December 31, 1999 (Unaudited)
                                                                      Value
                                                           Shares     (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 98.6%
-------------------------------------------------------------------------------
Aerospace 4.2%
BFGoodrich Co.                                             125,000  $    3,438
Northrop Grumman Corp.                                      59,300       3,206
                                                                    ----------
                                                                         6,644
Capital Goods 6.3%
GATX Corp.                                                  97,000       3,274
Hubbell, Inc. 'B'                                          115,000       3,134
Dana Corp.                                                 104,000       3,114
Tenneco Automotive, Inc.                                    32,800         305
                                                                    ----------
                                                                         9,827
Communications 5.7%
U.S. West, Inc.                                             42,500       3,060
GTE Corp.                                                   42,000       2,964
Bell Atlantic Corp.                                         47,000       2,893
                                                                    ----------
                                                                         8,917
Consumer Discretionary 16.2%
Ford Motor Co.                                              59,300       3,169
UST, Inc.                                                  125,100       3,151
Whirlpool Corp.                                             48,000       3,123
Eastman Kodak Co.                                           47,000       3,114
Armstrong World Industries                                  92,000       3,071
Springs Industries, Inc. 'A'                                75,000       2,995
Thomas & Betts Corp.                                        93,600       2,984
J.C. Penney Co.                                            134,000       2,672
Lanier Worldwide, Inc.                                     251,000         973
                                                                    ----------
                                                                        25,252
Consumer Staples 8.9%
SUPERVALU, Inc.                                            159,000       3,180
Fortune Brands, Inc.                                        95,300       3,151
RJ Reynolds Tobacco Holdings, Inc.                         155,000       2,732
Pactiv Corp.                                               164,000       1,742
Anheuser Busch Cos., Inc.                                   22,300       1,580
Brown-Forman Corp.                                          27,400       1,569
                                                                    ----------
                                                                        13,954
Energy 11.8%
Kerr McGee Corp.                                            51,000       3,162
Ultramar Diamond Shamrock Corp.                            139,000       3,153
Conoco, Inc.                                               125,500       3,122
KeySpan Corp.                                              131,900       3,058
Repsol SA SP - ADR                                         130,000       3,022
USX Marathon Group                                         115,000       2,839
                                                                    ----------
                                                                        18,356
Financial & Business Services 21.4%
Deluxe Corp.                                               226,000       6,201
Morgan, J.P. & Co., Inc.                                    47,800       6,053
Union Planters Corp.                                       153,000       6,034
Edwards (A.G.), Inc.                                       103,000       3,301
Ohio Casualty Corp.                                        205,500       3,301
PNC Bank Corp.                                              70,100       3,119
KeyCorp                                                    140,000       3,098
HRPT Properties Trust                                      252,600       2,273
                                                                    ----------
                                                                        33,380
Health Care 2.0%
Mallinckrodt, Inc.                                          99,000       3,149
                                                                    ----------

Materials & Processing 8.1%
USX-U.S. Steel Group, Inc.                                 193,000       6,369
Westvaco Corp.                                              97,000       3,165
Georgia-Pacific Corp. (Timber Group)                       126,000       3,103
                                                                    ----------
                                                                        12,637
Technology 4.1%
Harris Corp.                                               238,000       6,352
                                                                    ----------

Utilities 9.9%
DTE Energy Co.                                             101,000       3,168
Central & South West Corp.                                 157,000       3,140
NICOR, Inc.                                                 96,000       3,120
Public Service Enterprise Group, Inc.                       88,500       3,081
New Century Energies, Inc.                                  98,000       2,977
                                                                    ----------
                                                                        15,486
                                                                    ----------
Total Common Stocks                                                    153,954
(Cost $169,116)                                                     ==========


                                                                       Value
                                                                       (000s)


Total Investments (a) 98.6%                                        $   153,954
(Cost $169,116)

Other Assets and Liabilities (Net) 1.4%                                  2,108
                                                                    ----------

Net Assets 100.0%                                                  $   156,062
                                                                    ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $    10,915

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (26,077)
                                                                    ----------

Unrealized depreciation-net                                        $   (15,162)
                                                                    ==========

22  See accompanying notes

Schedule of Investments

Innovation Fund
December 31, 1999 (Unaudited)


                                                                         Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCK 93.7%
--------------------------------------------------------------------------------
Communications 8.0%
Qualcomm, Inc. (b)                                         820,000  $    144,423
Nokia Corp. SP - ADR                                       350,000        66,500
General Instrument Corp. (b)                               580,000        49,300
Next Level Communications, Inc. (b)                        245,000        18,344
                                                                      ----------
                                                                         278,567
Consumer Discretionary 4.9%
Gemstar International Group Ltd. (b)                     1,296,000        92,340
General Motors Corp. 'H' (b)                               810,000        77,760
                                                                      ----------
                                                                         170,100
Financial & Business Services 6.6%
DoubleClick, Inc. (b)                                      450,000       113,878
VeriSign, Inc. (b)                                         340,000        64,919
Sapient Corp. (b)                                          345,000        48,623
                                                                      ----------
                                                                         227,420
Health Care 6.5%
Medimmune, Inc. (b)                                        400,000        66,350
Biogen, Inc. (b)                                           770,000        65,065
IDEC Pharmaceuticals Corp. (b)                             640,000        62,880
Immunex Corp. (b)                                          265,000        29,018
                                                                      ----------
                                                                         223,313
Technology 67.7%
Oracle Corp. (b)                                         1,220,000       136,717
I2 Technologies, Inc. (b)                                  690,000       134,550
Ariba, Inc. (b)                                            630,000       111,746
Cisco Systems, Inc. (b)                                    950,000       101,769
Vignette Corp. (b)                                         546,000        88,998
Siebel Systems, Inc. (b)                                 1,040,000        87,360
QLogic Corp. (b)                                           540,000        86,333
Sun Microsystems, Inc. (b)                               1,095,000        84,794
JDS Uniphase Corp. (b)                                     519,000        83,721
E-Tek Dynamics, Inc. (b)                                   585,000        78,756
Veritas Software Corp. (b)                                 527,500        75,498
Redback Networks, Inc. (b)                                 410,000        72,774
Juniper Networks, Inc. (b)                                 200,000        68,000
ASM Lithography Holding NV (b)                             589,000        66,999
Apple Computer, Inc.                                       630,000        64,772
Motorola, Inc.                                             429,900        63,303
Tibco Software, Inc.                                       404,100        61,827
Applied Materials, Inc. (b)                                450,000        57,009
EMC Corp. (b)                                              510,000        55,718
Applied Micro Circuits Corp. (b)                           420,000        53,445
Broadvision, Inc. (b)                                      304,000        51,699
Broadcom Corp. (b)                                         185,000        50,389
Ciena Corp. (b)                                            865,000        49,738
Brocade Communications Systems, Inc. (b)                   280,000        49,560
America Online, Inc. (b)                                   630,000        47,526
Xilinx, Inc. (b)                                         1,040,000        47,288
Electronics for Imaging, Inc. (b)                          735,000        42,722
Internet Capital Group LLC (b)                             250,000        42,500
RealNetworks, Inc. (b)                                     340,000        40,906
Extreme Networks, Inc. (b)                                 487,500        40,706
Microsoft Corp. (b)                                        290,000        33,858
Phone.com, Inc. (b)                                        290,000        33,621
Lucent Technologies, Inc.                                  380,000        28,429
Sierra Semiconductor Corp. (b)                             170,000        27,253
Vitesse Semiconductor Co. (b)                              500,000        26,219
Sanmina Corp. (b)                                          240,000        23,970
Atmel Corp. (b)                                            680,000        20,103
Texas Instruments, Inc.                                    200,000        19,374
Research In Motion Ltd. (b)                                400,000        18,475
RF Micro Devices, Inc. (b)                                 222,500        15,227
Indigo NV (b)                                              102,223            59
                                                                      ----------
                                                                       2,343,711
                                                                      ----------
Total Common Stocks                                                    3,243,111
(Cost $1,673,963)                                                     ==========



                                                           Principal
                                                             Amount      Value
                                                             (000s)      (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.6%
--------------------------------------------------------------------------------
Repurchase Agreement 7.6%
State Street Bank

4.000% due 01/03/2000                                 $    264,173   $  264,173
(Dated 12/31/1999. Collateralized by
Federal National Mortgage Association
6.400% due 09/27/2001 valued at $153,004
and Federal Home Loan Bank 5.400% due
11/17/2003 valued at $116,466.
Repurchase proceeds are $264,261.)
                                                                     ----------
Total Short-Term Instruments                                            264,173
(Cost $264,173)                                                      ----------

Total Investments (a) 101.3%                                         $3,507,284
(Cost $1,938,136)

Other Assets and Liabilities (Net) (1.3%)                               (45,216)
                                                                     ----------

Net Assets 100.0%                                                    $3,462,068
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $1,574,471

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (5,323)
                                                                     ----------
Unrealized appreciation-net                                          $1,569,148
                                                                     ==========
(b) Non-income producing security.


                                                      See accompanying notes  23

Schedule of Investments

Mid-Cap Growth Fund
December 31, 1999 (Unaudited)

                                                                           Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 100.5%
--------------------------------------------------------------------------------

Aerospace 1.0%
General Dynamics Corp.                                     202,000    $   10,656
                                                                      ----------

Capital Goods 3.9%
Waters Corp. (b)                                           259,200        13,738
Millipore Corp.                                            344,700        13,314
TRW, Inc.                                                  240,400        12,486
                                                                      ----------
                                                                          39,538
Communications 2.4%
CenturyTel, Inc.                                           280,350        13,282
Westwood One, Inc.                                         155,800        11,841
                                                                      ----------
                                                                          25,123
Consumer Discretionary 8.9%
Tiffany & Co.                                              189,800        16,940
Dollar Tree Stores, Inc.                                   303,000        14,677
B.J.'s Wholesale Club, Inc. (b)                            384,600        14,038
Intimate Brands, Inc.                                      297,940        12,849
Bed, Bath & Beyond, Inc. (b)                               323,500        11,242
Furniture Brands International, Inc. (b)                   509,500        11,209
MGM Grand, Inc. (b)                                        206,700        10,400
Mattel, Inc.                                                     1             0
                                                                      ----------
                                                                          91,355
Consumer Services 1.2%
Times Mirror Co. 'A'                                       181,700        12,174
                                                                      ----------

Consumer Staples 3.3%
Dean Foods Co.                                             312,000        12,402
SUPERVALU, Inc.                                            538,200        10,764
McCormick & Co.                                            342,900        10,201
                                                                      ----------
                                                                          33,367
Energy 4.0%
Kerr McGee Corp.                                           208,100        12,902
Dynegy, Inc.                                               517,900        12,591
Occidental Petroleum Corp.                                 578,400        12,508
Apache Corp.                                                45,600         1,684
Anadarko Petroleum Corp.                                    47,000         1,604
                                                                      ----------
                                                                          41,289
Financial & Business Services 14.3%
USWeb Corp.                                                324,100        14,402
Zions Bancorporation                                       229,400        13,578
Valassis Communications, Inc. (b)                          297,050        12,550
Ambac Financial Group, Inc.                                231,200        12,066
Providian Financial Corp.                                  117,850        10,732
Capital One Financial Corp.                                222,000        10,698
Apartment Investment & Management Co. 'A' (b)              264,500        10,530
Liberty Property Trust                                     431,100        10,454
PMI Group, Inc.                                            211,000        10,299
Bank United Corp. 'A'                                      372,800        10,159
Profit Recovery Group International, Inc. (b)              373,700         9,925
Golden State Bancorp, Inc. (b)                             477,600         8,239
Peoples Heritage Financial Group                           513,100         7,729
Ace Ltd.                                                   301,200         5,026
                                                                      ----------
                                                                         146,387
Health Care 8.5%
Medimmune, Inc. (b)                                        141,000        23,388
IDEC Pharmaceuticals Corp. (b)                             181,800        17,862
Allergan, Inc.                                             273,300        13,596
Bausch & Lomb, Inc.                                        197,700        13,530
Forest Laboratories 'A' (b)                                151,700         9,320
C.R. Bard, Inc.                                            173,800         9,211
                                                                      ----------
                                                                          86,907
Materials & Processing 5.8%
Boise Cascade Corp.                                        332,900        13,482
Willamette Industries                                      283,900        13,184
Temple-Inland, Inc.                                        196,300        12,944
Martin Marietta Materials, Inc.                            251,900        10,328
Pall Corp.                                                 445,200         9,600
                                                                      ----------
                                                                          59,538
Technology 46.7%
Network Appliance, Inc. (b)                                257,200        21,364
Citrix Systems, Inc. (b)                                   169,400        20,836
BEA Systems, Inc. (b)                                      291,400        20,380
Lam Research Corp. (b)                                     180,900        20,182
Symbol Technologies, Inc.                                  314,800        20,009
Comverse Technology, Inc. (b)                              135,250        19,577
Veritas Software Corp. (b)                                 135,950        19,458
KLA-Tencor Corp. (b)                                       171,200        19,067
Sierra Semiconductor Corp. (b)                              96,400        15,454
CSG Systems International, Inc. (b)                        376,700        15,021
Applied Micro Circuits Corp. (b)                           116,500        14,825
CTS Corp.                                                  195,700        14,751
Dendrite International, Inc. (b)                           409,550        13,874
ISS Group, Inc. (b)                                        188,900        13,436
JDS Uniphase Corp. (b)                                      83,200        13,421
Harmonic Lightwaves, Inc. (b)                              140,400        13,329
Adaptec, Inc. (b)                                          266,000        13,267
Tektronix, Inc.                                            335,500        13,043
Jabil Circuit, Inc. (b)                                    177,300        12,943
Amdocs Ltd. (b)                                            367,800        12,689
Adobe Systems, Inc.                                        187,900        12,636
Compuware Corp. (b)                                        335,000        12,479
QLogic Corp. (b)                                            77,900        12,454
Xilinx, Inc. (b)                                           262,000        11,913
Entrust Technologies, Inc. (b)                             190,100        11,393
Rational Software Corp. (b)                                225,800        11,092
Integrated Device Technology, Inc. (b)                     380,700        11,040
Network Solutions, Inc. (b)                                 50,500        10,987
RF Micro Devices, Inc. (b)                                 153,500        10,505
SDL, Inc. (b)                                               47,400        10,333
LSI Logic Corp. (b)                                        146,400         9,882
Legato Systems, Inc. (b)                                   134,100         9,228
Cypress Semiconductor Corp. (b)                            232,900         7,540
Amkor Technology, Inc. (b)                                 192,500         5,438
Vishay Intertechnology, Inc. (b)                           162,100         5,126
                                                                      ----------
                                                                         478,972
Utilities 0.5%
Florida Progress Corp.                                     113,200         4,790
                                                                      ----------

Total Common Stocks                                                    1,030,096
(Cost $770,977)                                                        =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.4%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 1.4%
State Street Bank
4.000% due 01/04/2000                                   $   14,412       14,412
(Dated 12/31/1999. Collateralized by
Federal National Mortgage Association
6.400% due 12/21/2001 valued at $14,702.
Repurchase proceeds are $14,417.)

Total Short-Term Instruments (Cost $14,412)                              14,412
                                                                     ==========

Total Investments (a) 101.9%                                         $1,044,508
(Cost $785,389)

Other Assets and Liabilities (Net) (1.9%)                              (19,174)
                                                                     ----------
Net Assets 100.0%                                                    $1,025,334
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  281,274

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (22,155)
                                                                     ----------
Unrealized appreciation-net                                          $  259,119
                                                                     ==========
(b) Non-income producing security.


24  See accompanying notes

Schedule of Investments

Renaissance Fund
December 31, 1999 (Unaudited)


                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.0%
--------------------------------------------------------------------------------

Aerospace 2.7%
Orbital Sciences Corp. (b)                                 780,000    $   14,479
                                                                      ----------

Capital Goods 4.7%
CNH Global NV                                            1,081,500        14,397
Metso OYJ                                                  537,000         6,978
McDermott International, Inc.                              345,000         3,127
Raytheon Co. 'A'                                            51,000         1,265
                                                                      ----------
                                                                          25,767
Communications 3.3%
Loral Space & Communications Ltd.                          609,500        14,818
Comsat Corp.                                               153,171         3,044
ICO Global Communications (b)                              100,000           363
                                                                      ----------
                                                                          18,225
Consumer Discretionary 3.7%
Tupperware Corp.                                           528,000         8,943
Hitachi Ltd.                                               517,000         8,299
Great Atlantic & Pacific Tea Co., Inc.                     110,000         3,066
                                                                      ----------
                                                                          20,308
Consumer Services 0.2%
Renaissance Re Holdings Ltd.                                23,000           940
                                                                      ----------

Consumer Staples 8.7%
Suiza Foods Corp. (b)                                      475,000        18,822
Corn Products International, Inc.                          389,000        12,740
Philip Morris Cos., Inc.                                   260,000         6,029
Tate & Lyle PLC                                            639,345         4,095
Tyson Foods, Inc.                                          235,000         3,819
Flowers Industries, Inc.                                   115,200         1,836
                                                                      ----------
                                                                          47,341
Energy 14.4%
Valero Energy Corp.                                      1,000,900        19,893
Nabors Industries, Inc. (b)                                595,600        18,426
R & B Falcon Corp. (b)                                     891,000        11,806
Rowan Cos., Inc. (b)                                       446,900         9,692
Union Pacific Resources Group                              538,700         6,868
Gulf Canada Resources Ltd.                               1,573,700         5,311
Tosco Corp.                                                137,500         3,738
Ocean Energy, Inc. (b)                                     380,000         2,945
                                                                      ----------
                                                                          78,679
Environmental Services 1.0%
Republic Services, Inc.                                    360,000         5,175
                                                                      ----------

Financial & Business Services 18.1%
Aetna, Inc.                                                452,600        25,261
Ace Ltd.                                                 1,174,800        19,604
Pacific Century Financial Corp.                            754,300        14,096
Everest Reinsurance Holdings, Inc.                         408,200         9,108
St. Paul Cos., Inc.                                        235,800         7,944
Conseco, Inc.                                              300,000         5,362
Washington Mutual, Inc.                                    190,000         4,940
Fremont General Corp.                                      667,000         4,919
AmeriCredit Corp. (b)                                      210,700         3,898
SLM Holding Corp.                                           57,900         2,446
Aon Corp.                                                   25,000         1,000
IPC Holdings Limited                                        20,000           298
                                                                      ----------
                                                                          98,876
Health Care 7.7%
Foundation Health Systems, Inc. 'A' (b)                  2,297,000        22,826
Tenet Healthcare Corp. (b)                                 821,900        19,315
                                                                      ----------
                                                                          42,141
Materials & Processing 15.9%
Asia Pulp & Paper Co. Ltd. SP-ADR                        2,535,900        19,970
Ispat International NV                                   1,005,300        16,210
Smurfit-Stone Container Corp. (b)                          588,500        14,418
Gaylord Container Corp. 'A' (b)                          2,014,200        13,722
Ucar International, Inc. (b)                               675,000        12,023
Buenaventura SA                                            211,000         3,389
Mercer International, Inc.                                 561,800         2,598
Eastman Chemical Co.                                        40,000         1,908
IMC Global, Inc.                                           100,000         1,638
CK Witco Corp.                                              83,800         1,121
                                                                      ----------
                                                                          86,997

Technology 11.8%
Arrow Electronics, Inc. (b)                                957,000        24,284
Micron Technology, Inc. (b)                                244,000        18,971
Matsushita Electric Industrial Co. Ltd.                    455,000        12,603
Kulicke & Soffa Industries (b)                             131,100         5,580
Hutchinson Technology (b)                                  130,000         2,763
                                                                      ----------
                                                                          64,201
Utilities 4.8%
Niagara Mohawk Holdings, Inc.                              688,300         9,593
Midamerican Energy Holdings Co. (b)                        209,000         7,041
Citizens Utilities Co. 'B'                                 376,100         5,336
Western Resources, Inc.                                    255,000         4,335
PG&E Corp.                                                   6,700           137
                                                                      ----------
                                                                          26,442
                                                                      ----------
Total Common Stocks                                                      529,571
(Cost $539,263)                                                       ==========

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.4%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Convertible Bonds & Notes 0.4%
APP Finance VI Mauritius Ltd.
0.000% due 11/18/2012                                 $     10,000        1,791
APP Global Finance Ltd.
2.000% due 07/25/2000                                          500          549
                                                                     ----------
Total Convertible Bonds & Notes                                           2,340
(Cost $2,345)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.2%
--------------------------------------------------------------------------------

Repurchase Agreement 2.2%
State Street Bank
4.000% due 01/03/2000                                       11,761       11,761
(Dated 12/31/1999. Collateralized by
Federal Home Loan Bank 5.400% due
11/17/2003 valued at $11,998.
Repurchase proceeds are $11,795.)
                                                                     ----------
Total Short-Term Instruments                                             11,761
(Cost $11,761)                                                       ==========

Total Investments (a) 99.6%                                          $  543,672
(Cost $553,369)

Other Assets and Liabilities (Net) 0.4%                                   2,288
                                                                     ----------
Net Assets 100.0%                                                    $  545,960
                                                                     ==========


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   59,945

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (69,642)
                                                                     ----------
Unrealized depreciation-net                                          $   (9,697)
                                                                     ==========

(b) Non-income producing security.


                                                     See accompanying notes  25

Schedule of Investments

Tax-Efficient Equity Fund
December 31, 1999 (Unaudited)


                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.3%
--------------------------------------------------------------------------------
Aerospace 1.5%
Honeywell International, Inc.                               10,225    $      590
General Dynamics Corp.                                       3,100           164
Boeing Co.                                                   1,800            75
                                                                      ----------
                                                                             829
Building 0.2%
Owens Corning                                                4,000            77
Fleetwood Enterprises, Inc.                                  2,000            41
Centex Corp.                                                   500            12
                                                                      ----------
                                                                             130
Capital Goods 6.5%
General Electric Co.                                        15,100         2,337
United Technologies Corp.                                    4,100           267
Johnson Controls, Inc.                                       2,100           119
PPG Industries, Inc.                                         1,900           119
Tyco International Ltd.                                      3,000           117
Caterpillar, Inc.                                            2,300           108
Navistar International Corp. (b)                             2,000            95
Avery Dennison Corp.                                         1,300            94
Paccar, Inc.                                                 1,600            71
Ingersoll-Rand Co.                                           1,200            66
Textron, Inc.                                                  700            54
Deere & Co.                                                  1,200            52
TRW, Inc.                                                    1,000            52
Briggs & Stratton                                              900            48
ITT Industries, Inc.                                         1,300            43
Parker Hannifin Corp.                                          500            26
Dover Corp.                                                    400            18
Minnesota Mining & Manufacturing Co.                           100            10
Cummins Engine Co., Inc.                                       200            10
Snap-On, Inc.                                                  100             3
                                                                      ----------
                                                                           3,709
Communications 9.3%
SBC Communications, Inc.                                    23,201         1,131
AT&T Corp.                                                  17,100           868
MCI WorldCom, Inc. (b)                                      13,050           692
Qualcomm, Inc. (b)                                           3,200           564
Bell Atlantic Corp.                                          7,300           449
BellSouth Corp.                                              8,200           383
Nortel Networks Corp.                                        2,800           283
Nextel Communications, Inc. 'A' (b)                          2,100           217
GTE Corp.                                                    2,400           169
MediaOne Group, Inc. (b)                                     2,000           154
U.S. West, Inc.                                              1,500           108
Vodafone Group PLC SP - ADR                                  2,000            99
ALLTEL Corp.                                                 1,000            83
CenturyTel, Inc.                                             1,200            57
                                                                      ----------
                                                                           5,257
Consumer Discretionary 10.2%
Wal-Mart Stores, Inc.                                       20,700         1,431
Home Depot, Inc.                                            10,500           720
Time Warner, Inc.                                            6,800           493
General Motors Corp.                                         4,900           356
Gap, Inc.                                                    5,875           270
Eastman Kodak Co.                                            3,500           232
UST, Inc.                                                    7,900           199
Walgreen Co.                                                 5,900           173
Ford Motor Co.                                               3,200           171
MAY Department Stores Co.                                    4,600           148
Emerson Electric Co.                                         2,000           115
Dayton Hudson Corp.                                          1,400           103
TJX Cos., Inc.                                               4,800            98
Cendant Corp. (b)                                            3,300            88
Federated Department Stores, Inc. (b)                        1,700            86
Brunswick Corp.                                              3,800            85
Liz Claiborne, Inc.                                          2,200            83
Costco Wholesale Corp.                                         900            82
McGraw-Hill Companies, Inc.                                  1,300            80
Whirlpool Corp.                                              1,200            78
Circuit City Stores                                          1,600            72
Masco Corp.                                                  2,700            69
Pitney Bowes, Inc.                                           1,400            68
Dollar General Corp.                                         2,906            66
Lowe's Cos., Inc.                                            1,100            66
Toys R US, Inc. (b)                                          4,500            64
Avon Products, Inc.                                          1,800            58
Nike, Inc. 'B'                                                 900            45
Best Buy Co., Inc. (b)                                         800            40
Colgate-Palmolive Co.                                          600            39
American Greetings Corp. 'A'                                 1,500            35
AutoZone, Inc. (b)                                           1,000            32
Great Atlantic & Pacific Tea Co., Inc.                         700            20
Goodyear Tire & Rubber Co.                                     500            14
VF Corp.                                                       400            12
Office Depot, Inc.                                           1,000            11
                                                                      ----------
                                                                           5,802
Consumer Services 3.4%
CBS Corp.                                                    8,799           563
McDonald's Corp.                                             6,200           250
Interpublic Group of Companies, Inc.                         3,400           196
Carnival Corp. 'A'                                           3,900           186
Viacom, Inc. 'B' (b)                                         2,800           169
Gannett, Inc.                                                1,600           131
Times Mirror Co. 'A'                                         1,800           121
Disney (Walt) Co.                                            3,000            88
Harrah's Entertainment, Inc. (b)                             3,300            87
Knight-Ridder, Inc.                                          1,300            77
Tribune Co.                                                  1,000            55
New York Times Co.                                             600            29
                                                                      ----------
                                                                           1,952
Consumer Staples 6.4%
Procter & Gamble Co.                                         6,200           679
Coca-Cola Co.                                               11,600           676
Kimberly-Clark Corp.                                         6,100           398
General Mills, Inc.                                          8,400           300
Quaker Oats Co.                                              3,800           249
Safeway, Inc. (b)                                            5,500           196
Anheuser Busch Cos., Inc.                                    2,600           184
Pepsico, Inc.                                                4,600           162
Unilever NV - NY Shares                                      2,800           152
Seagram Co. Ltd.                                             3,300           148
Fortune Brands, Inc.                                         3,400           112
Nabisco Group Holdings Corp.                                 7,000            74
Alberto-Culver Co.                                           2,500            65
Sysco Corp.                                                  1,600            63
Bestfoods                                                    1,200            62
Adolph Coors Co. 'B'                                         1,000            53
Sara Lee Corp.                                               1,900            42
Brown-Forman Corp.                                             500            29
Kellogg Co.                                                    200             6
                                                                      ----------
                                                                           3,650
Energy 5.6%
Exxon Corp.                                                 19,556         1,575
Royal Dutch Petroleum Co.                                    6,100           369
Chevron Corp.                                                1,900           165
AES Corp. (b)                                                1,900           142
Phillips Petroleum Co.                                       3,000           141
Rowan Cos., Inc. (b)                                         4,800           104
Conoco, Inc.                                                 3,560            89
Atlantic Richfield Co.                                       1,000            87
Halliburton Co.                                              2,000            81
Helmerich & Payne, Inc.                                      3,500            76
Peco Energy Co.                                              2,100            73
Tosco Corp.                                                  2,500            68
Amerada Hess Corp.                                           1,000            57
Sunoco, Inc.                                                 2,300            54
Texaco, Inc.                                                   900            49
Enron Corp.                                                    600            27
Union Pacific Resources Group                                1,900            24
Southern Co.                                                 1,000            24
                                                                      ----------
                                                                           3,205
Financial & Business Services 13.6%
Citigroup, Inc.                                             18,300         1,017
Chase Manhattan Corp.                                        7,500           583
Morgan Stanley, Dean Witter, Discover and Co.                3,700           528
Wells Fargo Co.                                             10,800           437
BankAmerica Corp.                                            8,000           401
American International Group, Inc.                           3,391           367
American Express Co.                                         1,900           316
Paychex, Inc.                                                7,000           280
State Street Corp.                                           3,700           270
Bank of New York                                             6,200           247
MGIC Investment Corp.                                        4,000           241
MBNA Corp.                                                   8,600           234
Charles Schwab Corp.                                         5,400           207


26  See accompanying notes

                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
Providian Financial Corp.                                    2,200      $    200
Federal National Mortgage Association                        3,100           194
Federal Home Loan Mortgage Corp.                             4,000           188
Hartford Financial Services Group, Inc.                      3,800           180
Merrill Lynch & Co.                                          2,000           167
Sun Trust Banks, Inc.                                        2,400           165
Comerica, Inc.                                               3,000           140
Marsh & McLennan Cos.                                        1,300           124
SLM Holding Corp.                                            2,900           123
Firstar Corp.                                                5,200           110
Household International, Inc.                                2,700           101
Omnicom Group                                                1,000           100
Mellon Financial Corp.                                       2,900            99
Automatic Data Processing, Inc.                              1,800            96
Northern Trust Corp.                                         1,600            85
Golden West Financial Corp.                                  2,100            70
Lehman Brothers Holdings, Inc.                                 800            68
Southtrust Corp.                                             1,500            57
Fleet Boston Financial Corp.                                 1,421            49
Bear Stearns Co., Inc.                                       1,165            49
American General Corp.                                         600            46
Franklin Resources, Inc.                                     1,300            42
AFLAC, Inc.                                                    800            38
PNC Bank Corp.                                                 700            31
Capital One Financial Corp.                                    600            29
Lincoln National Corp.                                         400            16
Republic New York Corp.                                        200            14
Torchmark Corp.                                                300             9
                                                                      ----------
                                                                           7,718
Health Care 10.1%
Bristol-Myers Squibb Co.                                    12,800           822
Merck & Co., Inc.                                           10,700           718
Johnson & Johnson                                            6,200           577
Pfizer, Inc.                                                17,600           571
Amgen, Inc. (b)                                              9,000           541
Schering-Plough Corp.                                        9,900           418
Abbott Laboratories                                         10,200           370
Eli Lilly & Co.                                              5,200           346
CIGNA Corp.                                                  2,900           234
Medtronic, Inc.                                              5,700           208
Warner-Lambert Co.                                           2,400           197
Wellpoint Health Networks, Inc. (b)                          2,000           132
Becton Dickinson & Co.                                       4,600           122
United Healthcare Corp.                                      1,900           101
Guidant Corp.                                                1,800            85
Biomet, Inc.                                                 2,000            80
Boston Scientific Corp. (b)                                  3,000            66
Pharmacia & Upjohn, Inc.                                     1,100            50
St. Jude Medical, Inc.                                       1,000            31
                                                                      ----------
                                                                           5,669
Materials & Processing 2.3%
Rohm & Haas Co.                                              9,100           370
Alcoa, Inc.                                                  2,700           224
E.I. Du Pont de Nemours, Inc.                                1,893           125
Engelhard Corp.                                              5,200            98
W.R. Grace & Co. (b)                                         6,000            83
Sealed Air Corp.                                             1,500            78
Praxair, Inc.                                                1,400            70
National Service Industries, Inc.                            2,000            59
Fort James Corp.                                             1,900            52
Barrick Gold Corp.                                           2,500            43
Air Products & Chemicals                                     1,100            37
Hercules, Inc.                                               1,300            36
Nucor Corp.                                                    400            22
                                                                      ----------
                                                                           1,297
Technology 27.8%
Microsoft Corp. (b)                                         24,400         2,849
Cisco Systems, Inc. (b)                                     15,700         1,682
Intel Corp.                                                 18,400         1,515
Lucent Technologies, Inc.                                   16,300         1,219
Oracle Corp. (b)                                             8,400           941
International Business Machines Corp.                        8,500           918
Dell Computer Corp. (b)                                     17,700           903
America Online, Inc. (b)                                    10,100           762
Sun Microsystems, Inc. (b)                                   8,800           681
Hewlett Packard Co.                                          5,200           592
EMC Corp. (b)                                                5,200           568
Yahoo, Inc. (b)                                              1,100           476
Texas Instruments, Inc.                                      4,000           388
Applied Materials, Inc. (b)                                  3,000           380
Tellabs, Inc. (b)                                            4,600           295
3Com Corp. (b)                                               6,100           287
Compuware Corp. (b)                                          6,900           257
Computer Sciences Corp. (b)                                  2,400           227
Network Appliance, Inc. (b)                                  2,400           199
Gateway, Inc. (b)                                            2,200           159
Solectron Corp. (b)                                          1,600           152
BMC Software, Inc. (b)                                       1,500           119
Adaptec, Inc. (b)                                            1,500            75
Corning, Inc.                                                  500            64
Lexmark International Group, Inc. 'A' (b)                      500            45
PerkinElmer, Inc.                                              600            25
                                                                      ----------
                                                                          15,778
Transportation 0.8%
Kansas City Southern Industries, Inc.                        3,100           231
Delta Air Lines, Inc.                                        1,500            75
FDX Corp. (b)                                                1,200            49
AMR Corp. (b)                                                  500            34
Southwest Airlines Co.                                       1,500            24
Laidlaw, Inc.                                                3,800            20
                                                                      ----------
                                                                             433
Utilities 1.6%
Edison International                                        13,100           343
Coastal Corp.                                                4,700           167
Columbia Gas Systems, Inc.                                   1,800           114
DTE Energy Co.                                               2,600            82
Duke Energy Corp.                                            1,400            70
Peoples Energy Corp.                                         1,200            40
Public Service Enterprise Group, Inc.                        1,100            38
Consolidated Edison, Inc.                                      900            31
Central & South West Corp.                                     900            18
Constellation Energy Group, Inc.                               400            12
Sempra Energy                                                  500             9
                                                                      ----------
                                                                             924
                                                                      ----------
Total Common Stocks                                                       56,353
(Cost $47,350)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.2%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 0.2%
State Street Bank
4.000% due 01/03/2000                                    $     134          134
(Dated 12/31/1999. Collateralized by
Federal Home Loan Mortgage Corporation
6.680% due 12/28/2001 valued at $140.
Repurchase proceeds are $134.)
                                                                     ----------
Total Short-Term Instruments                                                134
(Cost $134)                                                          ----------


Total Investments (a) 99.5%                                          $   56,487
(Cost $47,484)

Other Assets and Liabilities (Net) 0.5%                                     269
                                                                     ----------
Net Assets 100.0%                                                    $   56,756
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):
(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal
income tax purposes was as follows:
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   10,658
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (1,655)
                                                                     ----------
Unrealized appreciation-net                                           $   9,003
                                                                     ==========
(b) Non-income producing security.


                                                       See accompanying notes 27

Schedule of Investments

Value Fund
December 31, 1999 (Unaudited)



                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.5%
--------------------------------------------------------------------------------

Aerospace 2.1%
Northrop Grumman Corp.                                      82,000   $    4,433
                                                                     ----------

Capital Goods 6.2%
Dana Corp.                                                 285,000        8,532
Parker Hannifin Corp.                                       90,000        4,618
                                                                     ----------
                                                                         13,150
Communications 7.6%
Bell Atlantic Corp.                                        130,000        8,003
GTE Corp.                                                  113,000        7,974
                                                                     ----------
                                                                         15,977
Consumer Discretionary 15.5%
Tupperware Corp.                                           450,000        7,622
Thomas & Betts Corp.                                       210,000        6,694
Brunswick Corp.                                            210,000        4,672
Whirlpool Corp.                                             71,600        4,658
UST, Inc.                                                  180,000        4,534
Liz Claiborne, Inc.                                        115,000        4,327
Lanier Worldwide, Inc.                                     122,000          473
                                                                     ----------
                                                                         32,980
Consumer Services 2.1%
Central Newspapers, Inc. 'A'                               116,000        4,567
                                                                     ----------

Consumer Staples 4.2%
SUPERVALU, Inc.                                            235,000        4,700
Fortune Brands, Inc.                                       125,000        4,133
                                                                     ----------
                                                                          8,833
Energy 16.7%
Conoco, Inc.                                               372,000        9,254
Kerr McGee Corp.                                           145,000        8,990
Ultramar Diamond Shamrock Corp.                            375,000        8,508
Santa Fe International Corp.                               175,000        4,528
Repsol SA SP - ADR                                         180,000        4,185
                                                                     ----------
                                                                         35,465
Financial & Business Services 12.8%
Morgan, J.P. & Co., Inc.                                    67,000        8,484
Deluxe Corp.                                               275,000        7,545
PNC Bank Corp.                                             100,000        4,450
Union Planters Corp.                                       105,000        4,141
Conseco, Inc.                                              139,600        2,495
                                                                     ----------
                                                                         27,115
Health Care 5.7%
Mallinckrodt, Inc.                                         250,000        7,953
Abbott Laboratories                                        115,000        4,176
                                                                     ----------
                                                                         12,129
Materials & Processing 12.1%
Westvaco Corp.                                             275,000        8,972
USX-U.S. Steel Group, Inc.                                 270,000        8,910
USG Corp. (b)                                               85,000        4,006
IMC Global, Inc.                                           230,000        3,766
                                                                     ----------
                                                                         25,654
Technology 5.5%
Intel Corp.                                                 51,000        4,198
Unisys Corp. (b)                                           130,000        4,152
Harris Corp.                                               122,000        3,256
                                                                     ----------
                                                                         11,606
Utilities 8.0%
Public Service Enterprise Group, Inc.                      245,000        8,529
DTE Energy Co.                                             135,000        4,236
NICOR, Inc.                                                130,000        4,225
                                                                     ----------
                                                                         16,990
                                                                     ----------
Total Common Stocks                                                     208,899
                                                                     ==========
(Cost $222,642)


                                                          Principal
                                                            Amount       Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.7%
--------------------------------------------------------------------------------

Repurchase Agreement 1.7%
State Street Bank

4.000% due 01/03/2000                                   $    3,510   $    3,510
(Dated 12/31/1999. Collateralized by
Federal National Mortgage Association
0.000% due 01/18/2000 valued at $3,581.
Repurchase proceeds are $3,511.)
                                                                     ----------
Total Short-Term Instruments (Cost $3,510)                                3,510
                                                                     ==========


Total Investments (a) 100.2%                                         $  212,409
(Cost $226,152)

Other Assets and Liabilities (Net) (0.2%)                                  (392)
                                                                     ----------

Net Assets 100.0%                                                    $  212,017
                                                                     ==========


Notes to Schedule of Investments (amounts in thousands):


(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   11,412

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (25,155)
                                                                     ----------

Unrealized depreciation-net                                          $  (13,743)
                                                                     ==========
(b) Non-income producing security.


28  See accompanying notes


Financial Highlights

Selected Per Share Data
for the Year or Period Ended:                 Capital Appreciation Fund    Equity Income Fund           Innovation Fund
                                              ---------------------------  --------------------------   --------------------------
                                              12/31/1999 (b)   06/30/1999  12/31/1999 (b)  06/30/1999   12/31/1999 (b)  06/30/1999

Net Asset Value Beginning of Period              $     26.63    $   26.01  $      15.59   $     16.04   $    37.52      $    24.28
-------------------------------------------------------------------------  --------------------------   --------------------------
Net Investment Income (Loss) (a)                       (0.01)        0.06          0.19          0.40        (0.23)          (0.29)
-------------------------------------------------------------------------  --------------------------   --------------------------
Net Realized / Unrealized Gain (Loss) on
Investments (a)                                         3.37         2.34         (2.09)         1.27        34.77           14.79
-------------------------------------------------------------------------  --------------------------   --------------------------
Total Income from Investment Operations                 3.36         2.40         (1.90)         1.67        34.54           14.50
-------------------------------------------------------------------------  --------------------------   --------------------------
Dividends from Net Investment Income                   (0.08)       (0.13)        (0.25)        (0.36)        0.00            0.00
-------------------------------------------------------------------------  --------------------------   --------------------------
Distributions from Net Realized Capital Gains          (5.00)       (1.65)        (2.64)        (1.76)       (6.39)          (1.26)
-------------------------------------------------------------------------  --------------------------   --------------------------
Total Distributions                                    (5.08)       (1.78)        (2.89)        (2.12)       (6.39)          (1.26)
-------------------------------------------------------------------------  --------------------------   --------------------------
Net Asset Value End of Period                          24.91        26.63         10.80         15.59        65.67           37.52
-------------------------------------------------------------------------  --------------------------   --------------------------
Total Return (%)                                       13.84        10.17        (11.63)        12.21        94.92           61.62
-------------------------------------------------------------------------  --------------------------   --------------------------
Net Assets End of Period (000s)                  $       401    $     339  $        114   $       106   $   44,373      $   18,366
-------------------------------------------------------------------------  --------------------------   --------------------------
Ratio of Expenses to Average Net Assets (%)             1.10*        1.10          1.13*         1.10         1.30*           1.30
-------------------------------------------------------------------------  --------------------------   --------------------------
Ratio of Net Investment Income (Loss) to
Average Net Assets (%)                                 (0.07)*       0.24          2.74*         2.73        (0.98)*         (0.89)
-------------------------------------------------------------------------  --------------------------   --------------------------
Portfolio Turnover Rate (%)                               52          120            26            76          102             119
-------------------------------------------------------------------------  --------------------------   --------------------------

Selected Per Share Data
for the Year or Period Ended:               Mid-Cap Growth Fund          Renaissance Fund              Tax-Efficient Equity Fund
                                            ---------------------------  ---------------------------   ----------------------------
                                            12/31/1999 (b)   06/30/1999  12/31/1999 (b)   06/30/1999   12/31/1999 (b) 06/30/1999 (c)
Net Asset Value Beginning of Period             $    22.90   $    23.99   $     18.22    $     19.10   $   11.59       $      10.00
-----------------------------------------------------------------------   --------------------------   ----------------------------
Net Investment Income (Loss) (a)                      0.00         0.03         (0.02)          0.00        0.01               0.03
-----------------------------------------------------------------------   --------------------------   ----------------------------
Net Realized / Unrealized Gain (Loss) on
Investments (a)                                       3.03        (0.04)        (0.44)          1.45        0.74               1.56
-----------------------------------------------------------------------   --------------------------   ----------------------------
Total Income from Investment Operations               3.03        (0.01)        (0.46)          1.45        0.75               1.59
-----------------------------------------------------------------------   --------------------------   ----------------------------
Dividends from Net Investment Income                  0.00        (0.01)         0.00           0.00        0.00               0.00
-----------------------------------------------------------------------   --------------------------   ----------------------------
Distributions from Net Realized Capital Gains        (0.02)       (1.07)        (3.45)         (2.33)       0.00               0.00
-----------------------------------------------------------------------   --------------------------   ----------------------------
Total Distributions                                  (0.02)       (1.08)        (3.45)         (2.33)       0.00               0.00
-----------------------------------------------------------------------   --------------------------   ----------------------------
Net Asset Value End of Period                        25.91        22.90         14.31          18.22       12.34              11.59
-----------------------------------------------------------------------   --------------------------   ----------------------------
Total Return (%)                                     13.26         0.25         (1.14)         10.01        6.47              15.90
-----------------------------------------------------------------------   --------------------------   ----------------------------
Net Assets End of Period (000s)                 $      288   $      359   $        58    $       192   $      12       $        869
-----------------------------------------------------------------------   --------------------------   ----------------------------
Ratio of Expenses to Average Net Assets (%)           1.10*        1.10          1.25*          1.25        1.10*              1.11*
-----------------------------------------------------------------------   --------------------------   ----------------------------
Ratio of Net Investment Income (Loss) to
Average Net Assets (%)                                0.04*        0.16         (0.17)*        (0.02)       0.16*              0.30*
-----------------------------------------------------------------------   --------------------------   ----------------------------
Portfolio Turnover Rate (%)                             76           85            68            221          14                 13
-----------------------------------------------------------------------   --------------------------   ----------------------------

Selected Per Share Data
for the Year or Period Ended:                                         Value Fund
                                                                      ----------------------------
                                                                      12/31/1999 (b)    06/30/1999
Net Asset Value Beginning of Period                                   $    15.29        $    15.64
--------------------------------------------------------------------------------------------------
Net Investment Income (a)                                                   0.12              0.23
--------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss) on Investments (a)                   (1.06)             1.37
--------------------------------------------------------------------------------------------------
Total Income from Investment Operations                                    (0.94)             1.60
--------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                       (0.15)            (0.23)
--------------------------------------------------------------------------------------------------
Distributions from Net Realized Capital Gains                              (2.57)            (1.72)
--------------------------------------------------------------------------------------------------
Total Distributions                                                        (2.72)            (1.95)
--------------------------------------------------------------------------------------------------
Net Asset Value End of Period                                              11.63             15.29
--------------------------------------------------------------------------------------------------
Total Return (%)                                                           (5.78)            12.00
--------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)                                       $       23        $      118
--------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets (%)                                 1.10*             1.10
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets (%)                    1.66*             1.61
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (%)                                                   65               101
--------------------------------------------------------------------------------------------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) Commenced operations on July 10, 1998

                                                     See accompanying notes   29

Statements of Assets and Liabilities
For the six months ended December 31, 1999 (Unaudited)

                                                                                                                Tax-
                                           Capital         Equity                                               Efficient
                                           Appreciation    Income      Innovation     Mid-Cap       Renaissance Equity     Value
Amounts in thousands, except per           Fund            Fund        Fund           Growth Fund   Fund        Fund       Fund
share amounts                              -------------   ---------   ------------   -----------   ----------- ---------- ---------

Assets:
Investments, at value                          $ 951,427   $ 153,954   $  3,507,284   $ 1,044,508   $ 543,672   $ 56,487   $ 212,409
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Cash and foreign currency                             28           0              0            69           0          0         104
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Receivable for investments and foreign
currency sold                                     10,580       2,187         38,942        12,378      12,776          0           0
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Receivable for Fund shares sold                      268         180         44,960           931       1,490        358         156
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Interest and dividends receivable                    655         525            113           810       1,114         39         605
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Other assets                                           0           0             33             0           2          4           0
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
                                                 962,958     156,846      3,591,332     1,058,696     559,054     56,888     213,274
========================================   =============   =========   ============   ===========   =========== ========== =========

Liabilities:

Payable for investments and foreign
currency purchased                             $   4,286   $      66   $    106,373   $    15,084   $   8,929   $      5   $       0
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Payable for Fund shares redeemed                     444         575         18,101        17,395       3,243         54       1,017
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Dividends payable                                      0           0              0             1           0          0           0
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Accrued investment advisory fee                      378          63          1,680           410         283         22          85
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Accrued administration fee                           238          42          1,033           268         189         17          62
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Accrued distribution fee                              88          24          1,432           115         307         18          63
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Accrued servicing fee                                 89          14            645            89         118         12          30
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Variation margin payable                               0           0              0             0           0          0           0
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Other liabilities                                      0           0              0             0          25          4           0
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
                                                   5,523         784        129,264        33,362      13,094        132       1,257
========================================   =============   =========   ============   ===========   =========== ========== =========

Net Assets                                     $ 957,435   $ 156,062   $  3,462,068   $ 1,025,334   $ 545,960   $ 56,756   $ 212,017
========================================   =============   =========   ============   ===========   =========== ========== =========

Net Assets Consist of:

Paid in capital                                $ 668,510   $ 170,636   $  1,792,055   $   754,197   $ 556,628   $ 49,699   $ 224,128
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Undistributed (overdistributed) net
investment income                                   (810)      4,081        (14,122)       (1,038)     38,842        (50)     10,182
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Accumulated undistributed net realized
gain (loss)                                       39,378      (3,493)       114,988        13,056     (39,815)    (1,896)    (8,550)
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Net unrealized appreciation (depreciation)       250,357     (15,162)     1,569,147       259,119      (9,695)     9,003    (13,743)
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
                                               $ 957,435   $ 156,062   $  3,462,068   $ 1,025,334   $ 545,960   $ 56,756   $ 212,017
========================================   =============   =========   ============   ===========   =========== ========== =========

Net Assets:

Class D                                        $     401   $     114   $     44,373   $       288   $      58   $     12   $      23
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------
Other Classes                                    957,034     155,948      3,417,695     1,025,046     545,902     56,744     211,994
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------

Shares Issued and Outstanding:
Class D                                               16          11            676            11           4          1           2
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------

Net Asset Value and Redemption Price
Per Share
(Net Assets Per Share Outstanding)
Class D                                        $   24.91   $   10.80   $      65.67   $     25.91   $   14.31   $  12.34   $   11.63
----------------------------------------   -------------   ---------   ------------   -----------   ----------- ---------- ---------

Cost of Investments Owned                      $ 701,070   $ 169,116   $  1,938,136   $   785,389   $ 553,369   $ 47,484   $ 226,152
========================================   =============   =========   ============   ===========   =========== ========== =========

30    See accompanying notes

Statements of Operations

For the six months ended December 31, 1999(Unaudited)

                                               Capital                                    Mid-Cap               Tax-
Amounts in thousands                           Appreciation   Equity Income Innovation    Growth    Renaissance Efficient   Value
                                               Fund           Fund          Fund          Fund      Fund        Equity Fund Fund
                                               ------------   ------------- ----------    --------  ----------- ----------- --------
Investment Income:
Dividends, net of foreign taxes                $  4,649       $  3,438      $      155    $  4,686  $  3,133    $  263      $  2,999
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Interest                                            607             70           2,939       1,045       252        15           258
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
  Total Income                                    5,256          3,508           3,094       5,731     3,385       278         3,257
============================================   ============   ============= ==========    ========  =========== =========== ========

Expenses:

Investment advisory fees                          2,257            416           5,997       2,252     1,826       103           502
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Administration fees                               1,415            276           3,689       1,479     1,217        79           377
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Servicing fees - Class D                              0              0              30           0         0         1             0
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Distribution and/or servicing
fees - Other Classes                              1,028            252           7,389       1,180     2,730       137           600
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Trustees' fees                                       38              7              55          36        23         2             8
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Miscellaneous                                        24             25              56          12        15         1             7
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
  Total Expenses                                  4,762            976          17,216       4,959     5,811       323         1,494
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------

Net Investment Income (Loss)                        494          2,532         (14,122)        772    (2,426)      (45)        1,763
============================================   ============   ============= ==========    ========  =========== =========== ========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments          84,228          8,195         349,045      13,132    16,435    (1,668)       17,218
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Net realized gain (loss) on foreign
currency transactions                                 0              0               0           0     2,761         0             0
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Net change in unrealized appreciation
 (depreciation) on investments                   28,003        (34,549)      1,161,980     112,366   (32,710)    5,713      (32,592)
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------
Net change in unrealized appreciation
 (depreciation)on translation of assets
  and liabilities denominated in foreign
  currencies                                          0              0               0           0         3         0             0
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------

  Net Gain (Loss)                               112,231        (26,354)      1,511,025     125,498   (13,511)    4,045      (15,374)
--------------------------------------------   ------------   ------------- ----------    --------  ----------- ----------- --------

Net Increase (Decrease) in Assets
  Resulting from Operations                    $112,725       $(23,822)     $1,496,903    $126,270  $(15,937)   $4,000     $(13,611)
============================================   ============   ============= ==========    ========  =========== ========== =========

                                                     See accompanying notes   31

Statements of Changes in Net Assets

Amounts in thousands                     Capital Appreciation Fund        Equity Income Fund           Innovation Fund
                                         -------------------------        ------------------           -----------------------------
                                         Six                              Six                           Six
                                         Months Ended     Year Ended      Months Ended   Year Ended     Months Ended   Year Ended
Increase (Decrease) in Net Assets from:  December 31,     June 30, 1999   December 31,   June 30, 1999  December 31,   June 30, 1999
                                         1999                             1999                          1999
                                         (Unaudited)                      (Unaudited)                   (Unaudited)
Operations:

Net investment income (loss)                $      494       $    4,855      $   2,532   $    5,424     $   (14,122)   $  (10,056)
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
Net realized gain (loss)                        84,228          127,483          8,195       28,130         349,045        82,075
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
Net change in unrealized
appreciation (depreciation)                     28,003          (27,333)       (34,549)      (8,864)      1,161,980       250,804
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
Net increase (decrease)
resulting from operations                      112,725          105,005        (23,822)      24,690       1,496,903       322,823
=======================================  =============     ============   ============   ==========     ===========    ==========

Distributions to Shareholders:

From net investment income
 Class D                                            (1)              (1)            (2)          (3)              0             0
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Other Classes                                  (2,830)          (5,605)        (3,395)      (5,316)              0             0
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
From net realized capital gains
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Class D                                           (67)             (14)           (22)         (12)         (3,624)         (143)
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Other Classes                                (168,437)         (70,693)       (31,512)     (22,655)       (288,954)      (23,411)
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------

Total Distributions                           (171,335)         (76,313)       (34,931)     (27,986)       (292,578)      (23,554)
=======================================  =============     ============   ============   ==========     ===========    ==========

Fund Share Transactions:

Receipts for shares sold
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Class D                                            33              360             28           89          13,169        30,881
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Other Classes                                 295,184          691,020         15,040       74,002       1,502,408     1,280,398
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
Issued as reinvestment of distributions
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Class D                                            68               15             24           15           3,612           142
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Other Classes                                 155,379           62,910         34,149       27,156         270,072        21,993
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
Cost of shares redeemed
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Class D                                           (11)            (165)            (6)        (112)         (6,285)      (15,840)
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
 Other Classes                                (538,234)        (802,749)       (36,425)     (97,556)       (790,136)     (738,267)
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
Net increase (decrease) resulting from
Fund share transactions                        (87,581)         (48,609)        12,810        3,594         992,840       579,307
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------

Total Increase (Decrease) in Net Assets       (146,191)         (19,917)       (45,943)         298       2,197,165       878,576
=======================================  =============     ============   ============   ==========     ===========    ==========

Net Assets:

Beginning of period                          1,103,626        1,123,543        202,005      201,707       1,264,903       386,327
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
End of period *                             $  957,435       $1,103,626      $ 156,062   $  202,005     $ 3,462,068    $1,264,903
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------
* Including net undistributed
(overdistributed)
investment income of:                       $     (810)      $    1,527      $   4,081   $    4,946     $   (14,122)   $        0
---------------------------------------  -------------     ------------   ------------   ----------     -----------    ----------


32  See accompanying notes

 Mid-Cap Growth Fund         Renaissance Fund            Tax-Efficient Equity Fund
 -------------------------   ------------------------    -----------------------------
 Six Months                  Six Months                  Six Months      Period from
 Ended          Year Ended   Ended         Year Ended    Ended           July 10, 1998
 December 31,   June 30,     December 31,  June 30,      December 31,    to
 1999           1999         1999          1999          1999            June 30, 1999
 (Unaudited)                 (Unaudited)                 (Unaudited)



       $  772   $   1,713    $    (2,426)  $  (4,312)      $    (45)       $   (27)
 ------------------------    -----------------------     -------------------------
       13,132         867         19,196     100,928         (1,668)          (228)
 ------------------------    -----------------------     -------------------------
      112,366       7,029        (32,707)    (42,518)         5,713          3,290
 ------------------------    -----------------------     -------------------------
      126,270       9,609        (15,937)     54,098          4,000          3,035
 ========================    =======================     =========================

            0           0              0           0              0              0
 ------------------------    -----------------------     -------------------------
       (3,122)       (423)             0           0              0              0
 ------------------------    -----------------------     -------------------------

 ------------------------    -----------------------     -------------------------
            0          (9)           (11)        (13)             0              0
 ------------------------    -----------------------     -------------------------
         (716)    (41,274)      (112,387)    (80,848)             0              0
 ------------------------    -----------------------     -------------------------

       (3,838)    (41,706)      (112,398)    (80,861)             0              0
 ========================    =======================     =========================


 ------------------------    -----------------------     -------------------------
          126         438             28          84              0            750
 ------------------------    -----------------------     -------------------------
      418,241     944,828         76,991     306,855         32,319         29,356
 ------------------------    -----------------------     -------------------------

 ------------------------    -----------------------     -------------------------
            0          10             11          13              0              0
 ------------------------    -----------------------     -------------------------
        3,493      38,508        103,646      74,646              0              0
 ------------------------    -----------------------     -------------------------

 ------------------------    -----------------------     -------------------------
         (236)       (229)          (153)        (27)          (794)             0
 ------------------------    -----------------------     -------------------------
     (526,847)   (737,211)      (166,053)   (352,007)        (6,720)        (5,190)
 ------------------------    -----------------------     -------------------------
     (105,223)    246,344         14,470      29,564         24,805         24,916
 ------------------------    -----------------------     -------------------------

       17,209     214,247       (113,865)      2,801         28,805         27,951
 ========================    =======================     =========================

    1,008,125     793,878        659,825     657,024         27,951              0
 ------------------------    -----------------------     -------------------------
  $ 1,025,334 $ 1,008,125    $   545,960   $ 659,825      $  56,756     $   27,951
 ------------------------    -----------------------     -------------------------

  $    (1,038)$     1,312    $    38,842   $  41,268   $        (50)    $       (5)
 ------------------------    -----------------------     -------------------------


   Value Fund
  ---------------------------
  Six Months
  Ended            Year Ended
  December 31,     June 30,
  1999             1999
  (Unaudited)



     $  1,763      $   3,245
  --------------------------
       17,218         29,420
  --------------------------
      (32,592)        (6,992)
  --------------------------
      (13,611)        25,673
  ==========================

            0             (2)
  --------------------------
       (2,308)        (3,075)
  --------------------------

  --------------------------
           (5)           (11)
  --------------------------
      (38,750)       (26,320)
  --------------------------

      (41,063)       (29,408)
  ==========================

  --------------------------
          111              8
  --------------------------
       52,562         99,132
  --------------------------

  --------------------------
            5             13
  --------------------------
       39,103         28,058
  --------------------------

  --------------------------
         (199)             0
  --------------------------
      (56,529)      (131,197)
  --------------------------
       35,053         (3,986)
  --------------------------

      (19,621)        (7,721)
  ==========================


      231,638        239,359
  --------------------------
  $   212,017    $   231,638
  --------------------------

  $    10,182    $    10,727
  --------------------------

                                                       See accompanying notes 33

Notes to Financial Statements
December 31, 1999 (Unaudited)

1. Organization
PIMCO Funds: Multi-Manager Series (the "Trust" is registered under the Investment Company Act of 1940, as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation - $42,184; Equity Income Fund - $362; Renaissance Fund - $55,595; Tax-Efficient Equity Fund - $838; and Value Fund - $297.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.60% for the Renaissance Fund; 0.65% for the Innovation Fund; 0.50% for the Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.40%. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

  The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

  Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A,B,C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                      Distribution Fee(%)      Servicing Fee(%)
--------------------------------------------------------------------------------
Class A
All Funds                                              --                  0.25

Class B
All Funds                                            0.75                  0.25

Class C
All Funds                                            0.75                  0.25

Class D
All Funds                                              --                  0.25

December 31, 1999 (Unaudited)

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 1999, PFD received $923,654 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                             Non - U.S. Government/Agency
                                      ------------------------------------------
                                         Purchases                      Sales
--------------------------------------------------------------------------------
Capital Appreciation Fund               $  494,990                 $  773,759
Equity Income Fund                          45,905                     65,026
Innovation Fund                          2,343,699                  1,813,122
Mid-Cap Growth Fund                        719,963                    801,172
Renaissance Fund                           399,457                    485,913
Tax-Efficient Equity Fund                  457,989                    502,575
Value Fund                                 145,200                    137,644

5. Line of Credit
Effective December 14, 1999, the funds, along with certain other funds managed by PIMCO, entered into an unsecured $350,000,000 bank line of credit agreement with State Street Bank. Borrowings under the agreement bear interest at the Fed Funds plus 50 basis points or the Base Rate, which is typically the Prime Rate. The funds may borrow money solely for temporary purposes to fund shareholder redemptions. The funds did not borrow from the line during the period
December 14, 1999 through December 31, 1999.

6. Federal Income Tax Matters
As of June 30, 1999, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the Tax-Efficient Equity Fund realized capital losses, in the amount of $174,775, during the period November 1, 1998 through June 30, 1999, which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                 Capital Loss Carryforwards
                                        ----------------------------------------
                                            Realized
                                              Losses                Expiration
--------------------------------------------------------------------------------
Tax-Efficient Equity Fund               $     27,778                 6/30/2007

7. In-Kind Transactions.
For the period ended December 31, 1999, the following funds realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

                                   December 31, 1999             June 30, 1999
--------------------------------------------------------------------------------
Capital Appreciation Fund               $          0               $     2,839
Mid-Cap Growth Fund                            2,312                         0

8. Acquisition by Allianz AG
The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

9. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                         Capital Appreciation Fund                                Equity Income Fund
                              -------------------------------------------------  -----------------------------------------------
                               Period Ended 12/31/1999    Year Ended 6/30/1999   Period Ended 12/31/1999    Year Ended 6/30/1999
                                  Shares        Amount    Shares        Amount      Shares        Amount    Shares        Amount
                              -------------------------------------------------  -----------------------------------------------
Receipts for shares sold
 Class D                               1   $        33        14   $       360          2   $        28         6   $       89
---------------------------   -------------------------------------------------  -----------------------------------------------
 Other classes                    11,512       295,184    27,601       691,020      1,095        15,040     5,060       74,002
---------------------------   -------------------------------------------------  -----------------------------------------------
Issued as reinvestment
of distributions
 Class D                               3            68         1            15          2            24         1           15
---------------------------   -------------------------------------------------  -----------------------------------------------
 Other classes                     6,605       155,379     2,673        62,910      3,189        34,149     1,924       27,156
---------------------------   -------------------------------------------------  -----------------------------------------------
Cost of shares redeemed
 Class D                              (1)          (11)       (7)         (165)         0            (6)       (7)        (112)
---------------------------   -------------------------------------------------  -----------------------------------------------
 Other classes                   (21,040)     (538,234)  (32,077)     (802,749)    (2,792)      (36,425)   (6,580)     (97,556)
---------------------------   -------------------------------------------------  -----------------------------------------------
Net increase resulting from
 Fund share transactions          (2,920)  $   (87,581)   (1,795)  $   (48,609)     1,496   $    12,810       404   $    3,594
===========================   =================================================  ===============================================
                                              Innovation Fund
                              -------------------------------------------------
                               Period Ended 12/31/1999    Year Ended 6/30/1999
                                  Shares        Amount    Shares        Amount
                              -------------------------------------------------
Receipts for shares sold
 Class D                             261   $    13,169       951   $    30,881
---------------------------   -------------------------------------------------
 Other classes                    32,664     1,502,408    42,353     1,280,398
---------------------------   -------------------------------------------------
Issued as reinvestment
of distributions
 Class D                              65         3,612         5           142
---------------------------   -------------------------------------------------
 Other classes                     4,988       270,072       824        21,993
---------------------------   -------------------------------------------------
Cost of shares redeemed
 Class D                            (140)       (6,285)     (472)      (15,840)
---------------------------   -------------------------------------------------
 Other classes                   (17,834)     (790,136)  (25,216)     (738,267)
---------------------------   -------------------------------------------------
Net increase resulting from
 Fund share transactions          20,004    $  992,840    18,445      $579,307
===========================   =================================================

                                            Mid-Cap Growth Fund                                 Renaissance Fund
                              -------------------------------------------------  -----------------------------------------------
                               Period Ended 12/31/1999    Year Ended 6/30/1999   Period Ended 12/31/1999    Year Ended 6/30/1999
                                  Shares        Amount    Shares        Amount      Shares        Amount    Shares        Amount
                              -------------------------------------------------  -----------------------------------------------
Receipts for shares sold
 Class D                               5    $     126         20    $     438           1    $      28            5    $      84
---------------------------   -------------------------------------------------  -----------------------------------------------
 Other classes                    18,878      418,241     43,026      944,828       4,656       76,991       17,955      306,855
---------------------------   -------------------------------------------------  -----------------------------------------------
Issued as reinvestment
of distributions
 Class D                               0            0          0           10           1           11            1           13
---------------------------   -------------------------------------------------  -----------------------------------------------
 Other classes                       140        3,493      1,803       38,508       7,944      103,646        4,948       74,646
---------------------------   -------------------------------------------------  -----------------------------------------------
Cost of shares redeemed
 Class D                             (10)        (236)       (10)        (229)         (9)        (153)          (2)         (27)
---------------------------   -------------------------------------------------  -----------------------------------------------
 Other classes                   (23,420)    (526,847)   (33,835)    (737,211)    (10,282)    (166,053)     (20,746)    (352,007)
---------------------------   -------------------------------------------------  -----------------------------------------------
Net increase resulting from
 Fund share transactions          (4,407)   $(105,223)    11,004    $ 246,344       2,311    $  14,470        2,161    $  29,564
===========================   =================================================  ===============================================

                                          Tax-Efficient Equity Fund
                              -------------------------------------------------
                                                         Period from 7/10/1998
                               Period Ended 12/31/1999            to 6/30/1999
                                  Shares        Amount    Shares        Amount
                              -------------------------------------------------
Receipts for shares sold
 Class D                              0     $       0         75    $     750
---------------------------   -------------------------------------------------
 Other classes                    2,855        32,319      2,851       29,356
---------------------------   -------------------------------------------------
Issued as reinvestment
of distributions
 Class D                              0             0          0            0
---------------------------   -------------------------------------------------
 Other classes                        0             0          0            0
---------------------------   -------------------------------------------------
Cost of shares redeemed
 Class D                            (74)         (794)         0            0
---------------------------   -------------------------------------------------
 Other classes                     (588)       (6,720)      (505)      (5,190)
---------------------------   -------------------------------------------------
Net increase resulting from
  Fund share transactions         2,193     $  24,805      2,421    $  24,916
===========================   =================================================

                                                 Value Fund
                              -------------------------------------------------
                               Period Ended 12/31/1999   Year Ended 6/30/1999
                                 Shares       Amount     Shares        Amount
                              -------------------------------------------------
Receipts for shares sold
 Class D                              7     $     111          1    $       8
---------------------------   -------------------------------------------------
 Other classes                    3,690        52,562      6,890       99,132
---------------------------   -------------------------------------------------
Issued as reinvestment
of distributions
 Class D                              0             5          1           13
---------------------------   -------------------------------------------------
 Other classes                    3,410        39,103      2,076       28,058
---------------------------   -------------------------------------------------
Cost of shares redeemed
 Class D                            (13)         (199)         0            0
---------------------------   -------------------------------------------------
 Other classes                   (4,004)      (56,529)    (9,111)    (131,197)
---------------------------   -------------------------------------------------
Net increase resulting from
 Fund share transactions          3,090     $  35,053       (143)   $  (3,986)
===========================   =================================================

PIMCO Funds: Multi-Manager Series


--------------------------------------------------------------------------------
Manager                      PIMCO Advisors L.P., 800 Newport Center Drive,
                             Newport Beach, CA 92660
--------------------------------------------------------------------------------
Distributor                  PIMCO Funds Distributors LLC, 2187 Atlantic
                             Street, Stamford, CT 06902-6896
--------------------------------------------------------------------------------
Custodian                    State Street Bank & Trust Co., 801 Pennsylvania,
                             Kansas City, MO 64105
--------------------------------------------------------------------------------
Shareholder                  PFPC Global Fund Services, Inc., P.O. Box 9688,
Servicing Agent and          Providence, RI 02940-9688
Transfer Agent
--------------------------------------------------------------------------------
Independent                  PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant                   Kansas City, MO, 64105
--------------------------------------------------------------------------------
Legal Counsel                Ropes & Gray, One International Place,
                             Boston, MA 02110
--------------------------------------------------------------------------------
For Account                  For PIMCO Funds account information contact your
Information                  financial advisor, or if you receive account
                             statements directly from PIMCO Funds, you can also
                             call 1-800-426-0107. Telephone representatives
                             are available Monday-Friday 8:30 am to 8:00 pm
                             Eastern Time.
--------------------------------------------------------------------------------

Introducing the PIMCO Funds Innovation Center

With the start of the New Year, we've introduced the PIMCO Funds Innovation Center to our Web site. The Innovation Center offers investors a unique way to look at technology investing. It's designed both for investors with existing technology holdings and for those who have yet to invest in the sector. Its features include:

[GRAPHIC]

 . Insight from Dennis McKechnie As manager of PIMCO Innovation Fund, Dennis
  McKechnie has delivered impressive results for investors. You can read about his investment process and strategy and benefit from his extensive background in technology.

 . Manager Commentary Weekly analysis and insight into the tech sector.

 . Taking Stock Detailed profiles of some of our top tech holdings.

 . Monthly Newsletter Download a complete technology update in PDF format.

 . Manager Q&A Fund managers provide comments on the market and their funds.

To log on to the PIMCO Funds Innovation Center, simply go to our Home Page at www.pimcofunds.com, and click on the "Innovation Center" link.

                                                                      PZ034.2/00

[LOGO OF PIMCO FUNDS]

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

PIMCO Funds Shareholder Update and Semi-Annual Report


This Update is published twice a year to provide PIMCO Funds Asset Allocation Series shareholders with general market commentary and investment information. It also includes the annual report for the PIMCO Funds Asset Allocation Series.

                                   [GRAPHIC]
Wondering how to size up your fund's performance? For some tips on choosing the right market index benchmark, turn to page 4.


December 31, 1999

Asset Allocation
Series

Share Classes

A B C


90/10 Portfolio
60/40 Portfolio
30/70 Portfolio


Page 2 Asset Allocation Committee Report
The Reign of Equities Continues
--------------------------------------------------------------------------------
Page 3 Manager Spotlight
Q & A With Bill Gross
--------------------------------------------------------------------------------
Page 4 Today's Investor
Your Fund's Market Index Benchmark
--------------------------------------------------------------------------------
Page 6 Asset Allocation Series
PIMCO Funds Semi-Annual Report
--------------------------------------------------------------------------------
Page 7 PIMCO Funds
90/10 Portfolio
--------------------------------------------------------------------------------
Page 8 PIMCO Funds
60/40 Portfolio
--------------------------------------------------------------------------------
Page 9 PIMCO Funds
30/70 Portfolio
--------------------------------------------------------------------------------
Page 10 Underlying PIMCO Funds


                                                           [LOGO OF PIMCO FUNDS]

Asset Allocation
Committee Report

The Reign of Equities Continues


Stocks
The bull market reigned supreme again this year, with a variety of indices, including the NASDAQ Composite Index and the Dow Jones Industrial Average, reaching record highs in 1999.

In the first quarter of the year, large-cap growth stocks dominated the market, as they had done for much of 1998. However, in the second quarter, the market rotated towards smaller-capitalization and lower-valuation issues. Rising interest rates and a global economic recovery resulted in increased demand for basic materials, which benefited these stocks. This rotation was short lived, however, as growth stocks and, in particular, technology stocks, resumed their lead in the third quarter.

In the fourth quarter, despite monetary tightening by the Federal Reserve, the market continued to surge ahead. It remained dominated by growth-oriented stocks, which saw significant price appreciations during the period. This outstanding performance was seen across all market capitalizations, with smaller-capitalization securities showing the greatest strength. In particular, the market was fueled by the technology sector, which continued to show strong earnings growth.

Overall, technology powered the market this year, greatly overshadowing the performance of other sectors. Telecommunications, e-commerce and software were all areas that grew at a rapid pace and, as a result, their stock prices soared. We believe this trend will continue, as many areas of technology remain in early stages of growth.

The outlook remains positive for the equity market. The Federal Reserve's tightening policy has helped maintain a low-inflation, high-growth economic environment that investors believe will help sustain the current level of equity prices.

Bonds
Six months ago we suggested the clash between deflationary and inflationary forces was likely to keep inflation in check, even as the global economy showed signs of recovery. While this remains likely over the long run, it appears that several unsustainable forces, including the surging economy, the tight labor market and rising stock prices, currently have the upper hand. As a result, inflation fears have increased and the bond market has suffered.

The Federal Reserve was active over the past six months. The Fed tightened monetary policy again in August, and attacked the tight labor market in November by increasing interest rates for a third time in 1999. However, Y2K concerns prompted the Fed to flood the system with liquidity at year's end, increasing the likelihood that further tightening will be necessary early next year.

Bond prices fell in many sectors of the market as interest rates continued to rise. The benchmark 30-year Treasury yield rose to a 27-month high at 6.49%, while the Lehman Brothers Aggregate Bond Index had its worst performance since 1994.

A notable exception to the overall poor performance of the market was convertible bonds, which benefited from the spectacular rise in technology stocks. Emerging market bonds also performed relatively well as the global recovery supported this sector. Not surprisingly, inflation-indexed bonds were aided by the expectation of higher inflation.

Looking ahead, the key to bonds next year is a smooth resolution of the opposing inflationary and deflationary forces currently present.

Consumer Price Index Annual
Percentage Change
Inflation will increase over the short term, but remain stable overall.

Consumer Price Index Annual
Percentage Change (%)
12/31/1980                              12.4
12/31/1981                               8.9
12/31/1982                               3.8
12/31/1983                               3.8
12/31/1984                               4.0
12/31/1985                               3.8
12/31/1986                               1.2
12/31/1987                               4.4
12/31/1988                               4.4
12/31/1989                               4.6
12/31/1990                               6.3
12/31/1991                               3.0
12/31/1992                               3.0
12/31/1993                               2.8
12/31/1994                               2.6
12/31/1995                               2.6
12/31/1996                               3.2
12/31/1997                               1.7
12/31/1998                               1.6
12/31/1999                               2.7

Portfolio Composition

For Tactical Program portfolios, we are maintaining a neutral stock/bond position. While we remain cautiously optimistic that the overall stock market will continue its positive performance, albeit at a slower pace than in 1999, we are concerned with the significant rise in interest rate levels. It would be reasonable at this point to anticipate stock market returns more in line with historical norms.

In the fixed income markets, we do anticipate that the economy will moderate as higher borrowing costs begin to impact corporate growth. In our view inflation will increase over the short term, but remain stable overall. In this environment, interest rates will likely remain range bound, making strategies that enhance yield and limit credit risk attractive to bond investors.

Manager
Spotlight

Managing Director and Portfolio Manager
Q&A with Bill Gross


Bill Gross is widely regarded as one of America's premier investment managers. In fact, Worth magazine (10/99) named him one of "Wall Street's 25 Smartest Players" and Money (10/99) dubbed him "The Bond King." Mr. Gross is portfolio manager of PIMCO Total Return Fund, the largest bond fund in the country with $30 billion in assets. We recently spoke to him about his outlook for the economy and the bond market, as well as his strategy for Total Return Fund.


Q: It was not a good year for the bond market. What's the damage?

[PHOTO]

A: It was a cruel year for the bond market. 30-year Treasury bonds had their worst year since the Government began issuing them in 1977. On a total return basis, long-term Treasuries dropped over 10%. The Lehman Brothers Aggregate Index didn't fair much better, losing almost 1%--its worst year since 1994. The main culprits causing this anguish were a rapidly expanding economy and a "sky is the limit" stock market.


Q: How did PIMCO Total Return Fund fare within the turbulence?

A: We were on the right side of the mess in 1999, thanks to our below benchmark duration. Our overweight positions in higher quality spread products also helped. We added a substantial amount of income by writing options. As a result, the Fund outperformed many of its peers and the market as well.


Q: Will the current expansion break into record territory in 2000?

A: The short answer is yes. The economy will be starting its ninth year of expansion and there is nothing on the horizon to suggest the party will completely end. We do, however, expect that at some point, probably in the second quarter, higher interest rates will slow consumer and business spending, cooling off the economy somewhat.


Q: If that's the case, what about inflation?

A: Wage pressures, increased commodity prices and a weaker dollar should push inflation higher over the short-term. In fact, CPI could move above 3% before the middle of next year. However, I believe the technology boom that bolstered productivity growth will continue to limit inflationary pressures over the longer-term.


Q: What does this mean for interest rates?

A: 2000 promises to be a better year, as yields begin to reflect the reality of a global recovery and the potential for higher inflation. Higher interest rates in 1999 has created the opportunity to put money to work at higher yields, offering increased income and total return potential in the future. Since early last year I've maintained that 6.5% would be the top for long-term Treasury yields. That remains my outlook. However, the current positioning of the portfolio doesn't rely on the exact level of bond yields but rather on balancing the risks and returns in order to make the portfolio successful in various scenarios.


Q: Heading into the new year, what is the composition of the Fund?

A: The Fund's duration is below that of its benchmark, in anticipation of higher yields. The portfolio is heavily weighted in mortgages as they are a good source of high quality yield in an environment where corporate bankruptcies are on the rise. A small allocation to emerging market debt takes advantage of the global economic recovery. And the Fund continues to sell volatility at the outer ranges of expected interest rates movements, a strategy that proved very successful last year.


Past performance is no guarantee of future results. The views of Mr. Gross are not indicative of the past or future performance of any PIMCO Fund.

Today's
Investor

[GRAHIC]

A Valuable Point Of Reference
Your Fund's Market Index Benchmark


According to the mutual fund trackers at Morningstar, nearly 300 stock funds delivered triple digit returns for 1999. Should you quickly sell any funds that didn't do this well? Not so fast. To get a meaningful assessment of how your stock funds did this year, you need to compare them to an appropriate benchmark.

The role of the measuring stick
For the sake of discussion, assume you invested in a diversified, large-cap stock fund that returned 35% in 1999. Is that a good return? The answer depends to a large extent on what you compare it to.

 . Compared to the year's top performing fund return of 494%, 35% does not seem very good. But then the year's top performing fund invested primarily in small-cap, technology stocks --a much riskier investment than your diversified, large-cap fund.

 . Compared to the year's worst performing fund return of -80%, 35% seems great. But the year's worst performing fund employed an advanced investment technique called "shorting" to bet that small-cap, technology stocks as a group would fall--hardly an "apples to apples" comparison with a diversified, large-cap fund.

Obviously, the critical factor in your performance evaluation is your measuring stick. To get the most valuable comparison, you need to choose a benchmark that more closely mirrors your fund's objective, risk level and holdings.

Comparing your fund to its peers
One benchmark for mutual funds is an average of competitive funds. The advantage of choosing a competitive fund average as a benchmark is that you are comparing your fund to other actively managed mutual funds. The disadvantage is that the decision about which funds to include in the average is subjective, and has been a cause for concern in the past. For example, consider the competitive fund averages published by Lipper, a mutual fund rating agency. In the past, Lipper grouped funds according to their stated investment objective. But


The word "benchmark" originally referred to the mark a surveyor made on a permanent object to serve as a reference point for land surveys and tidal observations. Today, the word has assumed a broader meaning and is used to refer to any general standard of measurement.


this method was criticized because funds can, and do, wander far from their objective. As a result, Lipper recently rolled out a new system that groups funds according to actual portfolio holdings.

Comparing your fund to a market index
The more commonly employed benchmark for mutual funds is a market index. An index is a select group of holdings that represent the performance of a larger market.

There are two principal advantages of choosing a market index as a benchmark:
(1) a market index is unmanaged, so any performance difference from your fund can be readily attributed to your fund manager's efforts; and (2) index performance is regularly published in the newspaper for easy reference. The disadvantage of choosing a market index is that you may not be able to find an index that closely resembles your fund's make-up. This problem has been remedied greatly, however, by the introduction of more and more specialized indexes in recent years. Consider which of the following major market indexes might be appropriate benchmarks for your stock funds.

Dow Jones Industrial Average (DJIA)
The Dow Jones Industrial Average is probably the best known market index, but is also probably the least useful as a benchmark. The DJIA is comprised of 30 large-cap companies that are meant to represent the stock market as a whole. But this small number of mostly blue-chip names no longer accurately depicts today's broad market.

Standard & Poor's 500 Index (S&P 500)
The Standard & Poor's 500 Index is widely regarded as the benchmark for large-cap stock funds. The Index includes 500 common stocks with a heavy concentration of large, well-established companies.

Standard & Poor's MidCap 400 Index (S&P 400)
The S&P 400 Index is one of several market indexes considered an acceptable benchmark for mid-cap stock funds. The Index is comprised of 400 mid-sized companies.

Russell 2000 Index
The Russell 2000 Index is an appropriate market index benchmark for small-cap stock funds. The Index includes 2000 small-cap companies widely distributed across industry sectors.

NASDAQ Composite Index (The NASDAQ)
The NASDAQ stock market has become the most desirable place for technology companies to list their stocks. As a result, the NASDAQ Composite Index has come to be considered an accurate benchmark for technology sector funds. The Index includes all of the domestic and foreign stocks listed on the NASDAQ stock market, which means there are currently in excess of 5,300 stocks in the Index. Of these, approximately 70% are in the technology industry.

MSCI EAFE Index
MSCI EAFE stands for Morgan Stanley Capital International--Europe, Australia, Far East. This Index of foreign stocks is the appropriate benchmark for international stock funds. The Index has historically been heavily weighted with Japanese securities, however, so investors in international funds with limited Japanese holdings may want to turn instead to the MSCI EAFE-ex-Japan Index.

Taking style into consideration
Some investors may want to take their benchmark search to an even higher level by taking investment style into consideration. This ensures that if you invest in a small-cap value fund your benchmark index is not a broad collection of small-cap stocks, but rather just small-cap value stocks. To meet this more specialized need, you can refer to any one of several growth and value specific indexes, including the following from Russell:

For large-cap stock funds-
Russell 1000 Growth Index
Russell 1000 Value Index

For mid-cap stock funds-
Russell Mid-Cap Growth Index
Russell Mid-Cap Value Index

For small-cap stock funds-
Russell 2000 Growth Index
Russell 2000 Value Index

Using a benchmark effectively
Once you've identified your fund's market index benchmark, employ the following guidelines to make the most of your comparisons.

Specialized Market Indexes As Fund Benchmarks
Specialized market indexes can closely track the composition of your fund's portfolio, making them an appropriate performance benchmark.


If you invest in a    The appropriate index is   The index is composed of

Large-cap fund        S&P 500 Index              500 large-cap stocks

Mid-cap fund          S&P MidCap 400 Index       400 mid-cap stocks

Small-cap fund        Russell 2000 Index         2000 small-cap stocks

Technology fund       NASDAQ Composite Index     All stocks listed on the NASDAQ
                                                 stock market, heavily weighted
                                                 to technology stocks

International fund    MSCI EAFE Index            Foreign stocks


The market indexes listed above are unmanaged, and it is not possible to invest directly in these indexes.

 . Keep a long-term perspective With market index data published regularly, it is easy to fall into the trap of comparing your fund's performance too often. Remember that investment decisions shouldn't be based on short-term performance. A fund that does well in one set of market conditions may not be such a star when those conditions change. Since you're probably investing for the long haul, it's long-term performance that's crucial, not day to day fluctuations.

 . Compare return and risk In addition to checking performance, look at your fund's risk exposure relative to its benchmark. If your fund is only slightly behind the index performance but taking less risk, you may want to hang in there. On the other hand, if your fund is taking more risks than its benchmark for no extra return, you may want to rethink your investment.

 . Develop a personal benchmark You've selected your funds as part of a larger portfolio that will meet your personal goals. While it is valuable to know how your fund is performing compared to its market index benchmark, the ultimate test is how well the fund is meeting your own investment needs. If your fund is not matching its benchmark but is still playing its role in your portfolio, it's probably still a keeper.

There are many standards by which to evaluate a mutual fund's performance. We've only covered a few. To help you determine which benchmarks are the most appropriate for your investments, talk to your financial advisor. He or she can also help you ensure that your portfolio is still on track to meet your own personal goals.

Asset
Allocation
Series

PIMCO Funds Semi-Annual Report


Dear Shareholder:

Last year was a banner year for the stock market--a fitting conclusion to a century of unprecedented economic expansion.

Despite some dips along the way, all the major stock indexes experienced exceptional growth in 1999. The Dow was up 27 percent. The S&P 500 rose 21 percent. And the NASDAQ Index climbed a stunning 86 percent--a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run.

For bonds, on the other hand, 1999 was a turbulent time. Most bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. In fact, it was the first year since 1994 that the bond market reported negative returns.

In the first few hours and days of the new millennium, however, there was a giant sigh of relief as the Y2K bug turned out to be, at most, a minor glitch rather than a major catastrophe. And here at PIMCO, our Y2K preparations stood us in good stead as the New Year came in without a hitch.

It was another good year for PIMCO's equity funds, too, as they continued to experience strong relative performance across the board. Of special note is the market-beating performance of our three growth-oriented funds. While past performance is no indication of future results, all three funds--PIMCO Growth, Target and Opportunity--beat the S&P 500 Index by a considerable margin.

On the following pages we present detailed information on our Asset Allocation Portfolios. I encourage you to review the information and commentary carefully. And once again, I'd like to thank you for the trust you've placed in us through your investment. We will continue to work hard to help you meet your financial objectives.

If you have any questions regarding your investment, contact your financial advisor, or call us at 1-888-87-PIMCO. Or visit our Web site at www.pimcofunds.com.



Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2000


PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

--------------------------------------------------------------------------------

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1

1    This is a Year 2000 Readiness Disclosure dated January 31, 2000.

December 31, 1999

OBJECTIVE

Long-term capital
appreciation


PORTFOLIO

80-100% PIMCO
Stock Funds

0-20% PIMCO
Bond Funds


INCEPTION DATE

9/30/98



DIVIDEND
FREQUENCY

Annually


NET ASSETS

$14.8 million


PIMCO Funds 90/10 Portfolio


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For periods ended 12/31/99

            A Shares          B Shares          C Shares
                                                                          72% Russ. 3000
                                                           Lipper Multi-  18% MSCI All
                                                           Cap Core       Cntry. Wld. Ex US  Russell
                   Adjusted          Adjusted   Adjusted   Fund Avg.      10% LBAG Index     3000 Index
-------------------------------------------------------------------------------------------------------
6 month      9.91%    3.85%    9.54%    4.54%      8.44%     10.97%       10.13%              8.56%
1 year      19.00%   12.50%   18.13%   13.13%     17.02%     22.49%       20.54%             20.89%
Inception   27.80%   22.17%   26.91%   23.89%     26.82%        --           --                 --


PIMCO                   PIMCO           PIMCO           PIMCO     Russell 3000                     72% Russell 3000
                        90/10           90/10           90/10            Index       18% MSCI All Cntry. Wld Ex US,
Month             Portfolio A     Portfolio B     Portfolio C                                10% Lehman Broth. Agg.
                                                                                                         Bond Index
09/30/1998              9,450          10,000          10,000           10,000                               10,000
10/31/1998              9,847          10,420          10,420           10,759                               10,730
11/30/1998             10,357          10,950          10,950           11,417                               11,312
12/31/1998             10,795          11,409          11,409           12,144                               11,902
01/31/1999             10,881          11,490          11,490           12,556                               12,200
02/28/1999             10,478          11,054          11,054           12,112                               11,821
03/31/1999             10,737          11,318          11,318           12,556                               12,245
04/30/1999             11,294          11,907          11,907           13,123                               12,759
05/31/1999             11,140          11,735          11,735           12,873                               12,469
06/30/1999             11,687          12,304          12,304           13,524                               13,027
07/31/1999             11,524          12,121          12,121           13,114                               12,788
08/31/1999             11,418          11,998          11,998           12,964                               12,695
09/30/1999             11,235          11,805          11,805           12,632                               12,488
10/31/1999             11,619          12,202          12,202           13,424                               13,141
11/30/1999             11,936          12,526          12,526           13,800                               13,500
12/31/1999             12,845          13,077          13,464           14,681                               14,347

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 10 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO Stock Funds                            % of
                                Total Investments
--------------------------------------------------
Growth
--------------------------------------------------
  Enhanced Equity Fund                      11.8%
--------------------------------------------------
  Target Fund                                7.6%
--------------------------------------------------
  Growth Fund                                5.1%
--------------------------------------------------
  Opportunity Fund                           2.4%
--------------------------------------------------
Blend
--------------------------------------------------
  StocksPLUS Fund                           11.8%
--------------------------------------------------
  Mid-Cap Growth Fund                        5.7%
--------------------------------------------------
  Capital Appreciation Fund                  4.2%
--------------------------------------------------
  Small-Cap Growth Fund                      1.8%
--------------------------------------------------
Value
--------------------------------------------------
  Value Fund                                15.9%
--------------------------------------------------
  Small Cap-Value Fund                       2.7%
--------------------------------------------------
International
--------------------------------------------------
  International Fund                        17.8%
--------------------------------------------------
Total Stock Funds                           86.8%
--------------------------------------------------

PIMCO Bond Funds
--------------------------------------------------
Short Duration
--------------------------------------------------
  Money Market Fund                          2.1%
--------------------------------------------------
Intermediate Duration
--------------------------------------------------
  Total Return Fund                          9.1%
--------------------------------------------------
High Yield
--------------------------------------------------
  High Yield Fund                            1.3%
--------------------------------------------------
International
--------------------------------------------------
  Foreign Bond Fund                          0.7%
--------------------------------------------------
Total Bond Funds                            13.2%
--------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The 90/10 Portfolio seeks long-term capital appreciation. The Portfolio's strategic allocation is 90% stock funds and 10% bond funds. As of December 31, 1999, the Portfolio's actual allocation was 87% stock funds and 13% bond funds. This compares to an allocation of 84% stock funds and 16% bond funds on June 30, 1999. For the six-month period ended December 31, 1999 the Portfolio returned 9.91%.

     The Portfolio's overweight position in fixed income detracted from returns over the past six months as bond yields rose. However, by year-end the equity weight had been increased in order to capture the performance of the asset class. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which began to favor equities over fixed income.

     Within the equity portion of the Portfolio we maintained an overweight position in growth stocks versus value stocks and large-cap stocks versus small-cap stocks. This was positive for performance as large-cap, growth stocks continued to dominate. The Portfolio slightly favored non-U.S. equities, which also had a positive impact on returns.

     The Enhanced Equity Fund did well over the past six months, as investments in technology, consumer services, financial services and health care were strong performers. Holdings such as Qualcomm, Viacom, Morgan Stanley Dean Witter and Amgen posted double-digit gains for the Fund. International Fund also had solid performance over the past six months as exposure to Europe contributed to returns. In particular, an overweight position in German equities boosted performance as the country experienced a rebound in economic growth in 1999. Holdings such as Deutsche Telecom and Nokia were top performers in the Fund.

     Looking ahead, our latest research indicates that equities should be favored over fixed income. For that reason we expect to continue to rotate toward an overweight position in equities. In addition, we expect to continue favoring growth over value, large-cap over small-cap and non-U.S. equities over U.S. equities. Tactical moves within the Portfolio are based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P.

December 31, 1999


OBJECTIVE

Long-term capital
appreciation and
current income


PORTFOLIO

50-70% PIMCO
Stock Funds

30-50% PIMCO
Bond Funds


INCEPTION DATE

9/30/98


DIVIDEND
FREQUENCY

Quarterly


NET ASSETS

$16.1 million

PIMCO Funds 60/40 Portfolio


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For periods ended 12/31/99

            A Shares          B Shares            C Shares
                                                                          48% Russ. 3000                 Lehman
                                                           Lipper         12% MSCI All                   Broth.
                                                           Balanced       Cntry. Wld. Ex US  Russell     Agg. Bond
                   Adjusted          Adjusted   Adjusted   Fund Avg.      40% LBAG Index     3000 Index  Index
------------------------------------------------------------------------------------------------------------------
6 month      6.77%    0.86%    6.38%    1.38%      5.41%     3.00%             6.94%            8.56%      0.56%
1 year      12.03%    5.87%   11.10%    6.10%     10.13%     8.73%            13.12%           20.89%     -0.82%
Inception   18.22%   13.02%   17.33%   14.25%     17.35%       --                --               --

                  PIMCO          PIMCO          PIMCO                            Lehman Broth.                    48%Russ 3000
                  60/40          60/40          60/40     Russell 3000         Agg. Bond Index      12% All Cntry. Wld. Ex US,
Month       Portfolio A    Portfolio B    Portfolio C            Index                                  40% Lehman Broth. Agg.
                                                                                                                    Bond Index
09/30/1998        9,450         10,000         10,000           10,000                  10,000                          10,000
10/31/1998        9,724         10,290         10,290           10,759                   9,947                          10,469
11/30/1998       10,074         10,650         10,650           11,417                  10,004                          10,867
12/31/1998       10,403         10,994         10,994           12,144                  10,034                          11,256
01/31/1999       10,460         11,045         11,045           12,556                  10,105                          11,471
02/28/1999       10,143         10,699         10,699           12,112                   9,929                          11,167
03/31/1999       10,339         10,899         10,900           12,556                   9,984                          11,454
04/30/1999       10,715         11,286         11,297           13,123                  10,016                          11,787
05/31/1999       10,580         11,134         11,144           12,873                   9,928                          11,574
06/30/1999       10,915         11,483         11,482           13,524                   9,896                          11,907
07/31/1999       10,790         11,350         11,349           13,114                   9,854                          11,744
08/31/1999       10,731         11,279         11,277           12,964                   9,849                          11,685
09/30/1999       10,653         11,184         11,184           12,632                   9,963                          11,604
10/31/1999       10,897         11,430         11,440           13,424                  10,000                          12,022
11/30/1999       11,102         11,645         11,645           13,800                   9,999                          12,241
12/31/1999       11,655         11,814         12,216           14,681                   9,951                          12,733

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 10 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

PIMCO Stock Funds                            % of
                                Total Investments
--------------------------------------------------
Growth
--------------------------------------------------
  Enhanced Equity Fund                       8.1%
--------------------------------------------------
  Target Fund                                5.5%
--------------------------------------------------
  Growth Fund                                3.8%
--------------------------------------------------
  Opportunity Fund                           1.7%
--------------------------------------------------
Blend
--------------------------------------------------
  StocksPLUS Fund                            8.2%
--------------------------------------------------
  Mid-Cap Growth Fund                        3.9%
--------------------------------------------------
  Capital Appreciation Fund                  2.7%
--------------------------------------------------
  Small-Cap Growth Fund                      1.2%
--------------------------------------------------
Value
--------------------------------------------------
  Value Fund                                10.5%
--------------------------------------------------
  Small-Cap Value Fund                       2.0%
--------------------------------------------------
International
--------------------------------------------------
  International Fund                        11.8%
--------------------------------------------------
Total Stock Funds                           59.4%
--------------------------------------------------

PIMCO Bond Funds
--------------------------------------------------
Short Duration
--------------------------------------------------
  Money Market Fund                          2.5%
--------------------------------------------------
Intermediate Duration
--------------------------------------------------
  Total Return Fund                         32.3%
--------------------------------------------------
High Yield
--------------------------------------------------
  High Yield Fund                            3.9%
--------------------------------------------------
International
--------------------------------------------------
  Foreign Bond Fund                          1.9%
--------------------------------------------------
Total Bond Funds                            40.6%
--------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The 60/40 Portfolio seeks long-term capital appreciation and current income. The Portfolio's strategic allocation is 60% stock funds and 40% bond funds. As of December 31, 1999, the Portfolio's actual allocation was 59% stock funds and 41% bond funds. This compares to an allocation of 56% stock funds and 44% bond funds on June 30, 1999. For the six-month period ended December 31, 1999, the Portfolio returned 6.77%.

The Portfolio's overweight position in fixed income detracted from returns over the past six months as bond yields rose. However, by year-end the fixed income weight had been reduced in order to mitigate the impact of higher interest rates. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which began to favor equities over fixed income.

Within the equity portion of the Portfolio we built an overweight position with regard to growth stocks versus value stocks and large-cap versus small-cap. This was positive for performance as large-cap, growth stocks continued to dominate. The Portfolio slightly favored non-U.S. equities, which also had a positive impact on returns.

The International Fund had solid performance over the past six months as exposure to Europe contributed to returns. In particular, an overweight position in German equities boosted performance as the country experienced a rebound in economic growth in 1999. Holdings such as Deutsche Telecom and Nokia were top performers in the Fund.

In what was a difficult period for fixed income in general, Total Return Fund remained overweight in mortgage-backed securities, in an effort to enhance yield without adding risk. This tactic was positive for performance. In addition, duration was kept below the benchmark duration as interest rates rose.

Looking ahead, our latest research indicates that equities should be favored over fixed income. For that reason we expect to continue to rotate toward an overweight position in equities. In addition, we expect to continue favoring growth over value, large-cap over small-cap and non-U.S. equities over U.S. equities. Tactical moves within the Portfolio are based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P.

December 31, 1999


OBJECTIVE

Current income
with long-term
capital appreciation
as a secondary
objective


PORTFOLIO

25-35% PIMCO
Stock Funds

65-75% PIMCO
Bond Funds


INCEPTION DATE

9/30/98


DIVIDEND
FREQUENCY

Monthly


NET ASSETS

$8.7 million


PIMCO Funds 30/70 Portfolio


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return    For periods ended 12/31/99

            A Shares          B Shares          C Shares
                                                                          24% Russ. 3000
                                                           Lipper         6% MSCI All         Lehman
                                                           General Bond   Cntry. Wld. Ex US   Broth. Agg.
                   Adjusted          Adjusted   Adjusted   Fund Avg.      70% LBAG Index      Bond Index
-------------------------------------------------------------------------------------------------------
6 month     3.77%    -0.93%   3.37%    -1.61%   2.40%        1.41%            3.75%             0.56%
1 year      4.64%    -0.07%   3.85%    -1.10%   2.91%        0.71%            6.00%            -0.82%
Inception   8.65%     4.73%   7.81%     4.66%   7.82%          --               --                --

                       PIMCO          PIMCO          PIMCO         Lehman Brothers                         24%Russ 3000
                       30/70          30/70          30/70         Agg. Bond Index       6% MSCI All Cntry. Wld. Ex US,
                 Portfolio A    Portfolio B    Portfolio C                                            70% Lehman Broth.
Month                                                                                                        Bond Index
09/30/1998             9,550         10,000         10,000                  10,000                               10,000
10/31/1998             9,693         10,146         10,148                   9,947                               10,208
11/30/1998             9,895         10,341         10,346                  10,004                               10,431
12/31/1998            10,125         10,581         10,576                  10,034                               10,634
01/31/1999            10,085         10,533         10,527                  10,105                               10,773
02/28/1999             9,853         10,286         10,290                   9,929                               10,536
03/31/1999             9,980         10,412         10,407                   9,984                               10,701
04/30/1999            10,182         10,626         10,622                  10,016                               10,873
05/31/1999            10,052         10,484         10,480                   9,928                               10,727
06/30/1999            10,208         10,631         10,627                   9,896                               10,865
07/31/1999            10,130         10,552         10,549                   9,854                               10,767
08/31/1999            10,107         10,511         10,507                   9,849                               10,738
09/30/1999            10,114         10,511         10,508                   9,963                               10,762
10/31/1999            10,238         10,644         10,641                  10,000                               10,976
11/30/1999            10,358         10,751         10,749                   9,999                               11,076
12/31/1999            10,594         10,589         10,989                   9,951                               11,272

* Past performance is no guarantee of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 10 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


PIMCO Stock Funds                            % of
                                Total Investments
--------------------------------------------------
Growth
--------------------------------------------------
  Enhanced Equity Fund                       4.1%
--------------------------------------------------
  Target Fund                                2.6%
--------------------------------------------------
  Growth Fund                                1.9%
--------------------------------------------------
  Opportunity Fund                           0.8%
--------------------------------------------------
Blend
--------------------------------------------------
  StocksPLUS Fund                            3.9%
--------------------------------------------------
  Mid-Cap Growth Fund                        2.0%
--------------------------------------------------
  Capital Appreciation Fund                  1.7%
--------------------------------------------------
  Small-Cap Growth Fund                      0.6%
--------------------------------------------------
Value
--------------------------------------------------
  Value Fund                                 6.8%
--------------------------------------------------
  Small-Cap Value Fund                       0.9%
--------------------------------------------------
International
--------------------------------------------------
  International Fund                         6.3%
--------------------------------------------------
Total Stock Funds                           31.6%
--------------------------------------------------

PIMCO Bond Funds
--------------------------------------------------
Short Duration
--------------------------------------------------
  Money Market Fund                          3.0%
--------------------------------------------------
Intermediate Duration
--------------------------------------------------
  Total Return Fund                         55.4%
--------------------------------------------------
High Yield
--------------------------------------------------
  High Yield Fund                            6.7%
--------------------------------------------------
International
--------------------------------------------------
  Foreign Bond Fund                          3.3%
--------------------------------------------------
Total Bond Funds                            68.4%
--------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------


The 30/70 Portfolio seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio's strategic allocation is 30% stock funds and 70% bond funds. As of December 31, 1999, the Portfolio's actual allocation was 32% stock funds and 68% bond funds. This compares to an allocation of 28% stock funds and 72% bond funds on June 30, 1999. For the six-month period ended December 31, 1999 the Portfolio returned 3.77%.

     The Portfolio's overweight position in equities enhanced returns as stocks surged in the fourth quarter. The move to reduce the Portfolio's fixed income exposure helped mitigate the impact of higher interest rates. These adjustments were based on changes in our proprietary asset allocation models, which favored equities over fixed income.

     Within the Portfolio's equity portion, we maintained an overweight position in growth stocks versus value stocks and large-cap over small-cap. This was positive for performance as large-cap, growth stocks continued to dominate. The Portfolio slightly favored non-U.S. equities, which also positively impacted returns.

     The Enhanced Equity Fund did well over the past six months, as investments in technology, consumer services, financial services and health care were strong performers. The International Fund had solid performance as exposure to a stronger Europe contributed to returns.

     In what was a difficult period for fixed income, Total Return Fund's duration was kept below the benchmark as interest rates rose. The Fund remained overweight in mortgages, in an effort to enhance yield without adding risk. This tactic helped performance. In addition, a small allocation to select emerging market bonds boosted relative returns as the sector benefited from economic recovery.

     Looking ahead, our latest research indicates that equities should continue to be favored over fixed income. For that reason we expect to maintain an overweight position in equities. In addition, we expect to continue favoring growth over value, large-cap over small-cap and non-U.S. equities over U.S. equities. Tactical moves within the Portfolio are based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed by PIMCO Advisors L.P.

PIMCO Funds Profiles

PIMCO Funds Asset Allocation Portfolios invest solely in Institutional Class shares of PIMCO Funds. These Funds are run by PIMCO Advisors' institutional-quality investment managers. Together, PIMCO manages over $260 billion in assets and boasts an institutional client list that includes 46 of the 100 largest U.S. corporations. PIMCO's investment managers are dedicated to specific disciplines, ensuring that each PIMCO Fund consistently adheres to its stated investment objective and strategy.

The following provides a closer look at each of the PIMCO Funds held in the PIMCO Funds Asset Allocation Portfolios as of December 31, 1999.


PIMCO  STOCK FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                Fund Name             Objective                                 Primary Portfolio Composition
-----------------------------------------------------------------------------------------------------------------------------------
Growth          Growth                Long-term growth of capital               Stocks of larger-capitalized companies

                Target                Capital appreciation                      Stocks of medium-capitalized companies

                Opportunity           Capital appreciation                      Stocks of smaller-capitalized companies

                Enhanced Equity       Total return exceeding the S&P 500 Index  Stocks represented in the S&P 500 Index
-----------------------------------------------------------------------------------------------------------------------------------
Blend           StocksPLUS            Total return exceeding the S&P 500 Index  S&P 500 stock index futures backed by a portfolio of short-term, fixed-income securities

                Capital Appreciation  Growth of capital                         Stocks of larger-capitalized companies the manager
                                                                                believes are reasonably priced

                Mid-Cap Growth        Growth of capital                         Stocks of medium-capitalized companies the manager
                                                                                believes are reasonably priced

                Small-Cap Growth      Growth of capital                         Stocks of smaller-capitalized companies the manager
                                                                                believes are reasonably priced
-----------------------------------------------------------------------------------------------------------------------------------
Value           Value                 Long-term growth of capital and income    Stocks of companies with below-average P/Es

                Small-Cap Value       Long-term growth of capital and income    Stocks of smaller-capitalized companies with below-
                                                                                average P/Es
-----------------------------------------------------------------------------------------------------------------------------------
International   International         Capital appreciation                      Stocks of non-U.S. companies in developed and
                                                                                emerging markets

PIMCO BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                Fund Name             Objective                                 Primary Portfolio Composition
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration  Money Market          Maximum current income, consistent with   Money market securities (less than 90 days
                                      preservation of capital and daily         dollar-weighted avg. maturity)
                                      liquidity
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate    Total Return          Maximum total return                      Intermediate-term, investment-grade bonds (3-6 year
Duration                                                                        duration)
-----------------------------------------------------------------------------------------------------------------------------------
High Yield      High Yield            Maximum total return                      High-yield bonds (2-6 year duration)
-----------------------------------------------------------------------------------------------------------------------------------
International   Foreign Bond          Maximum total return                      Investment-grade foreign bonds (3-7 year duration)

Footnotes

A few notes and definitions are needed for a complete understanding of the performance figures. Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares for the 90/10 Portfolio and the 60/40 Portfolio include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class A shares for the 30/70 Portfolio include the effect of paying the maximum initial sales charge of 4.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership. The PIMCO stock funds can invest in foreign securities and the International Fund invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Small-Cap Value Fund generally invest in small-cap stocks, which can be riskier than the overall stock market.

Lipper Averages are calculated by Lipper, Inc. It is the total-return performance average of funds that are tracked by Lipper that have the same fund classification. Lipper does not take into account sales charge. The Russell 3000 Index, Lehman Brothers Aggregate Bond Index, MSCI All Country World -Ex US are all unmanaged indices. It is not possible to invest directly in an unmanaged index. Russell 3000 is a measure of the 3000 largest companies. Lehman Brothers Aggregate Bond Index is representative of U.S. taxable fixed income universe. MSCI All Country World -Ex US is representing both developed and emerging markets excluding the USA. For additional details on the underlying PIMCO Funds in the Asset Allocation Series portfolios, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments
December 31, 1999 (Unaudited)

                                                                          Value
90/10 Portfolio                                              Shares       (000s)
--------------------------------------------------------------------------------
PIMCO FUNDS (b) 98.5%
--------------------------------------------------------------------------------
International                                               211,265 $     2,596
Value                                                       199,317       2,322
StockPLUS                                                   123,544       1,723
Enhanced Equity                                             130,731       1,722
Total Return                                                134,320       1,330
Target                                                       45,043       1,115
Mid-Cap Growth                                               31,739         825
Growth                                                       21,627         746
Capital Appreciation                                         24,623         618
Small-Cap Value                                              28,579         400
Opportunity                                                  13,007         349
Money Market                                                301,847         302
Small-Cap Growth                                             20,845         257
High Yield                                                   17,348         185
Foreign                                                       9,279          93
                                                                    -----------
Total Investments (a) 98.5%                                         $    14,583
                                                                    ===========
(Cost $14,202)

Other Assets and Liabilities (Net) 1.5%                                     217
                                                                    -----------
Net Assets 100.0%                                                   $    14,800
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $       908

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (527)
                                                                    -----------
Unrealized appreciation-net                                         $       381
                                                                    ===========
b) Institutional Class shares of each PIMCO Fund.


60/40 Portfolio
--------------------------------------------------------------------------------
PIMCO FUNDS (b) 99.8%
--------------------------------------------------------------------------------
Total Return                                                523,354 $     5,181
International                                               154,840       1,903
Value                                                       144,309       1,681
StockPLUS                                                    93,823       1,309
Enhanced Equity                                              98,885       1,303
Target                                                       35,710         884
High Yield                                                   58,841         628
Mid-Cap Growth                                               24,008         624
Growth                                                       17,845         616
Capital Appreciation                                         17,529         440
Money Market                                                398,969         399
Small-Cap Value                                              22,403         314
Foreign                                                      31,404         313
Opportunity                                                  10,259         275
Small-Cap Growth                                             15,583         192
                                                                    -----------
Total Investments (a) 99.8%                                         $    16,062
                                                                    ===========
(Cost $15,936)

Other Assets and Liabilities (Net) 0.2%                                      30
                                                                    -----------
Net Assets 100.0%                                                   $    16,092
                                                                    ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $       699

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (574)
                                                                    -----------
Unrealized appreciation-net                                         $       125
                                                                    ===========
b) Institutional Class shares of each PIMCO Fund.


                                                                          Value
30/70 Portfolio                                              Shares       (000s)
--------------------------------------------------------------------------------
PIMCO FUNDS (b) 100.2%
--------------------------------------------------------------------------------
Total Return                                                488,736 $     4,838
Value                                                        51,128         597
High Yield                                                   54,455         583
International                                                44,535         547
Enhanced Equity                                              27,198         358
StockPLUS                                                    24,313         339
Foreign                                                      29,101         290
Money Market                                                265,226         265
Target                                                        9,343         231
Mid-Cap Growth                                                6,592         171
Growth                                                        4,879         168
Capital Appreciation                                          5,822         146
Small-Cap Value                                               5,740          80
Opportunity                                                   2,686          72
Small-Cap Growth                                              4,304          53
                                                                    -----------
Total Investments (a) 100.2%                                        $     8,738
                                                                    ===========
(Cost $8,868)

Other Assets and Liabilities (Net) (0.2%)                                   (16)
                                                                    -----------
Net Assets 100.0%                                                   $     8,722
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $       176

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (306)
                                                                    -----------
Unrealized depreciation-net                                         $      (130)
                                                                    ===========
(b) Institutional Class shares of each PIMCO Fund.



                                                       See accompanying notes 11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:         90/10 Portfolio
                                                              --------------------------------------------------------------
                                                                         Class A                         Class B

                                                              12/31/1999 (b)  06/30/1999 (c)  12/31/1999 (b)  06/30/1999 (c)
Net Asset Value Beginning of Period                            $  12.17        $  10.00        $  12.11        $  10.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (a)                                          1.49            0.16            1.24            0.16
----------------------------------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss) on Investments (a)          (0.31)           2.19           (0.11)           2.13
----------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations                            1.18            2.35            1.13            2.29
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                              (0.16)          (0.15)          (0.11)          (0.15)
----------------------------------------------------------------------------------------------------------------------------
Dividends in Excess of Net Investment Income                       0.00           (0.03)           0.00           (0.03)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Net Realized Capital Gains                     (0.59)           0.00           (0.59)           0.00
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.75)          (0.18)          (0.70)          (0.18)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value End of Period                                     12.60           12.17           12.54           12.11
----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                   9.91           23.69            9.54           23.03
----------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)                                $  1,004        $    647        $  2,144        $  1,920
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets (%)*                       0.65            0.65            1.40            1.40
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets (%)*         24.20            1.91           20.43            1.87
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (%)                                           7              48               7              48
----------------------------------------------------------------------------------------------------------------------------

              Class C
---------------------------------
  12/31/1999 (b)   06/30/1999 (c)
   $  12.11         $  10.00
---------------------------------
       1.42             0.07
---------------------------------
      (0.30)            2.22
---------------------------------
       1.12             2.29
---------------------------------
      (0.12)           (0.15)
---------------------------------
       0.00            (0.03)
---------------------------------
      (0.59)            0.00
---------------------------------
      (0.71)           (0.18)
---------------------------------
      12.52            12.11
---------------------------------
       9.44            23.03
---------------------------------
   $ 11,628         $  7,969
---------------------------------
       1.40             1.40
---------------------------------
      23.39             0.77
---------------------------------
          7               48
---------------------------------


                                                              60/40 Portfolio
                                                              --------------------------------------------------------------
                                                                         Class A                         Class B

                                                              12/31/1999 (b)  06/30/1999 (c)  12/31/1999 (b)  06/30/1999 (c)
Net Asset Value Beginning of Period                            $  11.27        $  10.00        $  11.25        $  10.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (a)                                          1.06            0.31            0.91            0.16
----------------------------------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss) on Investments (a)          (0.31)           1.23           (0.21)           1.31
----------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations                            0.75            1.54            0.70            1.47
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                              (0.22)          (0.27)          (0.17)          (0.22)
----------------------------------------------------------------------------------------------------------------------------
Dividends in Excess of Net Investment Income                       0.00            0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------------------
Distributions from Net Realized Capital Gains                     (0.44)           0.00           (0.44)           0.00
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.66)          (0.27)          (0.61)          (0.22)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value End of Period                                     11.36           11.27           11.34           11.25
----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                   6.77           15.50            6.38           14.83
----------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)                                $  2,979        $  2,196        $  3,920        $  3,653
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets (%)*                       0.65            0.65            1.40            1.40
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets (%)*         18.63            3.76           16.07            1.92
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (%)                                          24              39              24              39
----------------------------------------------------------------------------------------------------------------------------

             Class C

  12/31/1999 (b)  06/30/1999 (c)
   $  11.24        $  10.00
--------------------------------
       0.88            0.18
--------------------------------
      (0.17)           1.29
--------------------------------
       0.71            1.47
--------------------------------
      (0.17)          (0.23)
--------------------------------
       0.00            0.00
--------------------------------
      (0.44)           0.00
--------------------------------
      (0.61)          (0.23)
--------------------------------
      11.34           11.24
--------------------------------
       6.41           14.82
--------------------------------
   $  9,166        $  9,826
--------------------------------
       1.40            1.40
--------------------------------
      15.40            2.14
--------------------------------
         24              39
--------------------------------


                                                              30/70 Portfolio
                                                              --------------------------------------------------------------
                                                                         Class A                         Class B
                                                              12/31/1999 (b)  06/30/1999 (c)  12/31/1999 (b)  06/30/1999 (c)
Net Asset Value Beginning of Period                            $  10.33        $  10.00        $  10.32        $  10.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (a)                                          0.53            0.58            0.52            0.32
----------------------------------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss) on Investments (a)          (0.14)           0.11           (0.18)           0.31
----------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations                            0.39            0.69            0.34            0.63
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                              (0.25)          (0.36)          (0.20)          (0.31)
----------------------------------------------------------------------------------------------------------------------------
Dividends in Excess of Net Investment Income                       0.00            0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------------------
Distributions from Net Realized Capital Gains                     (0.19)           0.00           (0.19)           0.00
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.44)          (0.36)          (0.39)          (0.31)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value End of Period                                     10.28           10.33           10.27           10.32
----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                   3.77            6.91            3.37            6.29
----------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)                                $    472        $    407        $  1,793        $  1,738
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets (%)*                       0.65            0.65            1.40            1.40
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets (%)*         10.28            7.54           10.03            4.09
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (%)                                          17              37              17              37
----------------------------------------------------------------------------------------------------------------------------
             Class C
  12/31/1999 (b)  06/30/1999 (c)
   $  10.30        $  10.00
--------------------------------
       0.59            0.26
--------------------------------
      (0.24)           0.36
--------------------------------
       0.35            0.62
--------------------------------
      (0.21)          (0.32)
--------------------------------
       0.00            0.00
--------------------------------
      (0.19)           0.00
--------------------------------
      (0.40)          (0.32)
--------------------------------
      10.25           10.30
--------------------------------
       3.39            6.27
--------------------------------
   $  6,435        $  4,969
--------------------------------
       1.40            1.40
--------------------------------
      11.40            3.39
--------------------------------
         17              37
--------------------------------


*    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Unaudited
(c)  Commenced operations on September 30, 1998


12  See accompanying notes

Statement of Assets and Liabilities
December 31, 1999 (Unaudited)


Amounts in thousands, except per share amounts             90/10 Portfolio    60/40 Portfolio    30/70 Portfolio
                                                           -----------------------------------------------------

Assets:
Investments, at value                                      $    14,583        $    16,062        $     8,738
----------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                           30                 87                 53
----------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                    243                 69                  3
----------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  103                109                 52
----------------------------------------------------------------------------------------------------------------
                                                                14,959             16,327              8,846
================================================================================================================

Liabilities:

Payable for investments and foreign currency purchased     $       133        $       199        $       107
----------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     5                  8                  0
----------------------------------------------------------------------------------------------------------------
Dividends payable                                                    4                  9                  7
----------------------------------------------------------------------------------------------------------------
Accrued administration fee                                           5                  6                  3
----------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                             9                  9                  5
----------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                3                  4                  2
----------------------------------------------------------------------------------------------------------------
                                                                   159                235                124
================================================================================================================

Net Assets                                                 $    14,800        $    16,092        $     8,722
================================================================================================================

Net Assets Consist of:

Paid in capital                                            $    13,511        $    15,260        $     8,742
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                              1,475              1,279                318
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized (loss)                     (567)              (572)              (208)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         381                125               (130)
----------------------------------------------------------------------------------------------------------------
                                                           $    14,800        $    16,092        $     8,722
================================================================================================================

Net Assets:
Class A                                                    $     1,004        $     2,979        $       472
----------------------------------------------------------------------------------------------------------------
Class B                                                          2,144              3,920              1,793
----------------------------------------------------------------------------------------------------------------
Class C                                                         11,628              9,166              6,435
----------------------------------------------------------------------------------------------------------------
Other Classes                                                       24                 27                 22
----------------------------------------------------------------------------------------------------------------


Shares Issued and Outstanding:
Class A                                                             80                262                 46
----------------------------------------------------------------------------------------------------------------
Class B                                                            171                346                175
----------------------------------------------------------------------------------------------------------------
Class C                                                            929                808                628
----------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
  (Net Assets Per Share Outstanding)
Class A                                                    $     12.60        $     11.36        $     10.28
----------------------------------------------------------------------------------------------------------------
Class B                                                          12.54              11.34              10.27
----------------------------------------------------------------------------------------------------------------
Class C                                                          12.52              11.34              10.25
----------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                  $    14,202        $    15,936        $     8,868
================================================================================================================


* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.




                                                       See accompanying notes 13

Statement of Operations
For the six months ended December 31, 1999 (Unaudited)


Amounts in thousands                                       90/10 Portfolio    60/40 Portfolio    30/70 Portfolio
                                                           -----------------------------------------------------

Investment Income:
Dividends                                                  $     1,529        $     1,466        $      483
----------------------------------------------------------------------------------------------------------------
Interest                                                             1                  1                 0
----------------------------------------------------------------------------------------------------------------
  Total Income                                                   1,530              1,467               483
================================================================================================================


Expenses:
Administration fees                                                 25                 34                16
----------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                          8                 14                 7
----------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                         37                 39                20
----------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                             1                  3                 1
----------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                             3                  5                 2
----------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                            12                 13                 7
----------------------------------------------------------------------------------------------------------------
Trustees' fees                                                       1                  1                 0
----------------------------------------------------------------------------------------------------------------
  Total expenses                                                    87                109                53
----------------------------------------------------------------------------------------------------------------

Net Investment Income                                            1,443              1,358               430
================================================================================================================

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                             3                 (44)              (48)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation) on investments           (155)               (243)             (117)
----------------------------------------------------------------------------------------------------------------

  Net (Loss)                                                     (152)               (287)             (165)
----------------------------------------------------------------------------------------------------------------
Net Increase in Assets Resulting from Operations           $     1,291        $     1,071        $      265
================================================================================================================








14  See accompanying notes

Statement of Changes in Net Assets


Amounts in thousands                                      90/10 Portfolio                      60/40 Portfolio
                                                        ---------------------------------------------------------------------------
                                                         Six Months Ended         Period from   Six Months Ended         Period from
                                                        December 31, 1999  September 30, 1998  December 31, 1999  September 30, 1998
                                                              (Unaudited)     to June 30 1999        (Unaudited)     to June 30 1999

Increase (Decrease) in Net Assets from:


Operations

Net investment income                                        $     1,443              $   38           $  1,358              $  115
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                               3                 160                (44)                140
------------------------------------------------------------------------------------------------------------------------------------
Net capital gain distributions received from underlying funds          0                 113                  0                  94
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                (155)                536               (243)                368
------------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from operations                             1,291                 847              1,071                 717
====================================================================================================================================

Distributions to Shareholders:

From net investment income
  Class A                                                            (12)                 (2)               (53)                (16)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            (18)                (10)               (59)                (33)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                           (107)                (26)              (140)                (60)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
  Class A                                                              0                  (1)                 0                   0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                              0                  (2)                 0                   0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                              0                  (5)                 0                   0
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
  Class A                                                            (44)                  0               (109)                  0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            (95)                  0               (144)                  0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                           (525)                  0               (341)                  0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                       (2)                  0                 (1)                  0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                 (803)                (46)              (847)               (109)
====================================================================================================================================

Fund Share Transactions:

Receipts for shares sold
  Class A                                                            284                 713                739               2,249
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            386               1,910                547               4,008
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          3,902               7,885              2,558              10,298
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                        0                  20                  5                  20
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                                             56                   3                156                   6
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            110                  12                200                  24
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            612                  30                494                  32
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                        2                   0                  2                   0
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                                            (18)               (118)              (145)               (128)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                           (332)               (164)              (511)               (567)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (1,248)               (534)            (3,874)               (853)
------------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions                3,754               9,757                171              15,089
------------------------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                       4,242              10,558                395              15,697
====================================================================================================================================

Net Assets:
Beginning of period                                               10,558                   0             15,697                   0
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                              $    14,800          $   10,558          $  16,092           $  15,697
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed investment income of:           $     1,475             $   169           $  1,279              $  173
------------------------------------------------------------------------------------------------------------------------------------


    30/70 Portfolio
---------------------------------------
   Six Months Ended         Period from
  December 31, 1999  September 30, 1998
        (Unaudited)     to June 30 1999


          $    430            $    101
---------------------------------------
               (48)                 15
---------------------------------------
                 0                  37
---------------------------------------
              (117)                (13)
---------------------------------------
               265                 140
=======================================




               (12)                 (7)
---------------------------------------
               (36)                (35)
---------------------------------------
              (113)                (59)
---------------------------------------

                 0                   0
---------------------------------------
                 0                   0
---------------------------------------
                 0                   0
---------------------------------------

                (8)                  0
---------------------------------------
               (33)                  0
---------------------------------------
              (122)                  0
---------------------------------------
                 0                   0
---------------------------------------

              (324)               (101)
=======================================



               195                 487
---------------------------------------
               228               1,840
---------------------------------------
             2,376               5,337
---------------------------------------
                 0                  20
---------------------------------------

                14                   3
---------------------------------------
                69                  26
---------------------------------------
               226                  42
---------------------------------------
                 0                   0
---------------------------------------

              (143)                (86)
---------------------------------------
              (233)               (142)
---------------------------------------
            (1,085)               (432)
---------------------------------------
             1,647               7,095
---------------------------------------

             1,588               7,134
=======================================


             7,134                   0
---------------------------------------
          $  8,722            $  7,134
---------------------------------------

          $    318            $     49
---------------------------------------







                                                       See accompanying notes 15

Notes to Financial Statements
December 31, 1999 (Unaudited)

1. Organization
PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as ("the Portfolios"). The Portfolios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A,B, and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional and Administrative Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio . Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions
Administration Fee. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% in excess of $2.5 billion. The Administration Fee for Other Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Other Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisers has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.
     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the

Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                           Distribution Fee (%)       Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Portfolios                               --                    0.25

Class B
All Portfolios                             0.75                    0.25

Class C
All Portfolios                             0.75                    0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 1999, PFD received $55,023 representing commissions (sales charges) and contingent deferred sales charges.

4. Purchase and Sale of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                                  Purchases        Sales
--------------------------------------------------------------------------------
90/10 Portfolio                                   $   5,277     $    900
60/40 Portfolio                                       4,500        3,895
30/70 Portfolio                                       3,186        1,258

5. Risk Factors of the Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.
     Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.
     The officers and directors of the Company also serve as officers and directors/trustees of the Underlying Funds. (Insert any other related party information here). Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

6. Line of Credit

Effective December 14, 1999, the funds, along with certain other funds managed by PIMCO, entered into an unsecured $350,000,000 bank line of credit agreement with State Street Bank. Borrowings under the agreement bear interest at the Fed Funds plus 50 basis points or the Base Rate, which is typically the Prime Rate. The funds may borrow money solely for temporary purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 14, 1999 through December 31, 1999.

7. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

December 31, 1999 (Unaudited)


8. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):


                                                        90/10 Portfolio                             60/40 Portfolio
                                        --------------------------------------------------------------------------------------------

                                             Period Ended             Period from        Period Ended             Period from
                                               12/31/1999  9/30/1998 to 6/30/1999          12/31/1999  9/30/1998 to 6/30/1999
                                       Shares      Amount     Shares       Amount  Shares      Amount     Shares       Amount
                                       ---------------------------------------------------------------------------------------------

Receipts for shares sold
  Class A                                  23   $     284         63     $    713      66  $      739        206     $  2,249
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                  31         386        172        1,910      50         547        374        4,008
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                  322       3,902        703        7,885     228       2,558        949       10,298
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             0           0          2           20       0           5          2           20
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions
  Class A                                   5          56          0            3      14         156          1            6
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                   9         110          1           12      18         200          2           24
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                  50         612          3           30      44         494          3           32
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             0           2          0            0       0           2          0            0
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed
  Class A                                  (1)        (18)       (10)        (118)    (13)       (145)       (12)        (128)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                 (28)       (332)       (14)        (164)    (46)       (511)       (51)        (567)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                (101)     (1,248)       (48)        (534)   (339)     (3,874)       (78)        (853)
------------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from
  Fund share transactions               310   $   3,754        872    $   9,757      22  $      171      1,396    $  15,089
====================================================================================================================================

                  30/70 Portfolio
--------------------------------------------
       Period Ended             Period from
         12/31/1999  9/30/1998 to 6/30/1999
 Shares      Amount     Shares       Amount

     20      $  195         47      $   487
--------------------------------------------
     23         228        179        1,840
--------------------------------------------
    230       2,376        520        5,337
--------------------------------------------
      0           0          2           20
--------------------------------------------

      1          14          0            3
--------------------------------------------
      7          69          3           26
--------------------------------------------
     22         226          4           42
--------------------------------------------
      0           0          0            0
--------------------------------------------

    (14)       (143)        (8)         (86)
--------------------------------------------
    (23)       (233)       (14)        (142)
--------------------------------------------
   (106)     (1,085)       (42)        (432)
--------------------------------------------

    160    $  1,647        691     $  7,095
===========================================

PIMCO Funds Asset Allocation Series
Actively managed portfolios of select PIMCO Funds


------------------------------------------------------------------------------------------------------------------------------------
Manager                    PIMCO Advisors L.P., 800 Newport Center Drive,
                           Newport Beach, CA 92660

------------------------------------------------------------------------------------------------------------------------------------
Distributor                PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

------------------------------------------------------------------------------------------------------------------------------------
Custodian                  State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

------------------------------------------------------------------------------------------------------------------------------------
Shareholder                PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

------------------------------------------------------------------------------------------------------------------------------------
Independent                PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO, 64105
Accountant

------------------------------------------------------------------------------------------------------------------------------------
Legal Counsel              Ropes & Gray, One International Place, Boston, MA 02110

------------------------------------------------------------------------------------------------------------------------------------
For Account                For PIMCO Funds Asset Allocation account information contact your financial advisor, or if you receive
Information                account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time.

------------------------------------------------------------------------------------------------------------------------------------


This is a copy of a report by PIMCO Funds to its Asset Allocation Series shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds Asset Allocation Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
Introducing the PIMCO Funds Innovation Center

With the start of the New Year, we've introduced the PIMCO Funds Innovation Center to our Web site. The Innovation Center offers investors a unique way to look at technology investing. It's designed both for investors with existing technology holdings and for those who have yet to invest in the sector. Its features include:

[] Insight from Dennis McKechnie As manager of PIMCO Innovation Fund, Dennis McKechnie has delivered impressive results for investors. You can read about his investment process and strategy and benefit from his extensive background in technology.

[]   Manager Commentary Weekly analysis and insight into the tech sector.

[]   Taking Stock Detailed profiles of some of our top tech holdings.

[]   Monthly Newsletter Download a complete technology update in PDF format.

[]   Manager Q&A Fund managers provide comments on the market and their funds.

To log on to the PIMCO Funds Innovation Center, simply go to our Home Page at www.pimcofunds.com, and click on the "Innovation Center" link.



Not available to all broker/dealers.                                  PZ028.2/00



                                     [LOGO]


PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                             PIMCO Funds Asset Allocation Series
                                            Institutional & Administrative Class
                                                              Semi-Annual Report
                                                               December 31, 1999

Chairman's Letter



Dear Shareholder:
Last year was a banner year for the stock market--a fitting conclusion to a century of unprecedented economic expansion.

Despite some dips along the way, all the major stock indexes experienced exceptional growth in 1999. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86%--a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run.

For bonds, on the other hand, 1999 was a turbulent time. Most bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. In fact, it was the first year since 1994 that the bond market reported negative returns.

In the first few hours and days of the new millennium there was a giant sigh of relief as the Y2K bug turned out to be, at most, a minor glitch rather than a major catastrophe. Here at PIMCO, our Y2K preparations allowed the New Year to arrive without a hitch.

It was another good year for PIMCO's equity funds as well, as they generally experienced strong relative performance. Of special note is the market-beating performance of our three growth-oriented funds. While past performance is no indication of future results, all three funds--PIMCO Growth, Target and Opportunity--beat the S&P 500 Index by a considerable margin.

On the following pages we present detailed information on our Asset Allocation Portfolios. I encourage you to review the information and commentary carefully. Once again, I'd like to thank you for the trust you've placed in us through your investment. We will continue to work hard to help you meet your financial objectives.

If you have any questions regarding your investment, contact your financial adviser, or call us at 1-888-87-PIMCO. Or visit our Web site at www.pimcofunds.com.

Sincerely,



William D. Cvengros
Chairman of the Board
January 31, 2000

--------------------------------------------------------------------------------
A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1


/1/ This is a Year 2000 Readiness Disclosure dated January 31, 2000.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.
--------------------------------------------------------------------------------

                          PIMCO Funds 90/10 Portfolio
                      SEMI-ANNUAL REPORT DECEMBER 31, 1999



FUND CHARACTERISTICS

Objective:
Long-term capital appreciation

Portfolio:
80-100% PIMCO Stock Funds
0-20% PIMCO Bond Funds

Inception Date:
February 26, 1999

Dividend Frequency:
Annually

Net Assets:
$14.8 million



INVESTMENT PERFORMANCE AND PORTFOLIO COMPOSITION

TOTAL RETURN INVESTMENT PERFORMANCE

                                                                       72% Russell 3000
                Institutional      Administrative                         18% MSCI             Lipper
                    Class              Class           Russell 3000     World ex-U.S.      Multi-Cap Core
              (Incep. 2/26/99)    (Incep. 2/26/99)        Index            10% LBAG         Fund Average
----------------------------------------------------------------------------------------------------------
6 months           10.37%              10.26%             8.56%             10.13%            10.97%
Inception          23.31%              23.09%                -                  -                 -



Month             PIMCO        Russell 3000     72% Russell 3000
                  90/10        Index            18% MSCI World ex-U.S.
                  Portfolio                     10% LBAG Index
02/1999           10,000       10,000           10,000
03/1999           10,257       10,367           10,359
04/1999           10,788       10,835           10,793
05/1999           10,651       10,629           10,548
06/1999           11,173       11,165           11,020
07/1999           11,027       10,827           10,817
08/1999           10,926       10,704           10,739
09/1999           10,761       10,430           10,564
10/1999           11,137       11,084           11,117
11/1999           11,439       11,394           11,420
12/1999           12,331       12,121           12,136

PIMCO Stock Funds                    % of Total           PIMCO Bond Funds           % of Total
                                     Investments                                     Investments
--------------------------------------------------------------------------------------------------
Growth                                                    Short Duration
--------------------------------------------------------------------------------------------------
    Enhanced Equity Fund               11.8%                Money Market Fund             2.1%
--------------------------------------------------------------------------------------------------
    Target Fund                         7.6%              Intermediate Duration
--------------------------------------------------------------------------------------------------
    Growth Fund                         5.1%                Total Return Fund             9.1%
--------------------------------------------------------------------------------------------------
    Opportunity Fund                    2.4%              High Yield
--------------------------------------------------------------------------------------------------
Blend                                                       High Yield Fund               1.3%
--------------------------------------------------------------------------------------------------
    StocksPLUS Fund                    11.8%              International
--------------------------------------------------------------------------------------------------
    Mid-Cap Growth Fund                 5.7%                Foreign Bond Fund             0.7%
--------------------------------------------------------------------------------------------------
    Capital Appreciation Fund           4.2%              Total Bond Funds               13.2%
--------------------------------------------------------------------------------------------------
    Small-Cap Growth Fund               1.8%
--------------------------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------------------------
   Value Fund                          15.9%
--------------------------------------------------------------------------------------------------
   Small-Cap Value Fund                 2.7%
--------------------------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------------------------
    International Fund                 17.8%
--------------------------------------------------------------------------------------------------
Total Stock Funds                      86.8%
--------------------------------------------------------------------------------------------------

PORTFOLIO INSIGHTS


The 90/10 Portfolio seeks long-term capital appreciation. The Portfolio's strategic allocation is 90% stock funds and 10% bond funds. As of December 31, 1999, the Portfolio's actual allocation was 87% stock funds and 13% bond funds. This compares to an allocation of 84% stock funds and 16% bond funds on June 30, 1999. For the six-month period ended December 31, 1999 the Institutional Portfolio returned 10.37%.

  The Portfolio's overweight position in fixed income detracted from returns over the past six months as bond yields rose. However, by year-end the equity weight had been increased in order to capture the performance of the asset class. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which began to favor equities over fixed income.

  Within the equity portion of the Portfolio we maintained an overweight position in growth stocks versus value stocks and large-cap stocks versus small-cap stocks. This was positive for performance as large-cap, growth stocks continued to dominate. The Portfolio slightly favored non-U.S. equities, which also had a positive impact on returns.

  The Enhanced Equity Fund did well over the past six months, as investments in technology, consumer services, financial services and health care were strong performers. Holdings such as Qualcomm, Viacom, Morgan Stanley Dean Witter and Amgen posted double-digit gains for the Fund. International Fund also had solid performance over the past six months as exposure to Europe contributed to returns. In particular, an overweight position in German equities boosted performance as the country experienced a rebound in economic growth in 1999. Holdings such as Deutsche Telecom and Nokia were top performers in the Fund.

  Looking ahead, our latest research indicates that equities should be favored over fixed income. For that reason we expect to continue to rotate toward an overweight position in equities. In addition, we expect to continue favoring growth over value, large-cap over small-cap and non-U.S. equities over U.S. equities. Tactical moves within the Portfolio are based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P.

                          PIMCO Funds 60/40 Portfolio
                      SEMI-ANNUAL REPORT DECEMBER 31, 1999



FUND CHARACTERISTICS

Objective:
Long-term capital appreciation and current income

Portfolio:
50-70% PIMCO Stock Funds
30-50% PIMCO Bond Funds

Inception Date:
February 26, 1999

Dividend Frequency:
Quarterly

Net Assets:
$16.1 million



INVESTMENT PERFORMANCE AND PORTFOLIO COMPOSITION

TOTAL RETURN INVESTMENT PERFORMANCE

                                                                 48% Russell
                                                     Lipper          3000                     Lehman
              Institutional      Administrative      Balance       12% MSCI      Russell     Brothers
                  Class              Class            Fund      World ex-U.S.     3000       Aggregate
            (Incep. 2/26/99)    (Incep. 2/26/99)     Average       40% LBAG       Index     Bond Index
--------------------------------------------------------------------------------------------------------
6 months              7.13%               7.00%        3.00%          6.94%       8.56%          0.56%
Inception            15.49%              15.25%           -              -          -               -

  Month                  PIMCO           Russell 3000              LBAG                 48% Russell 3000
                         60/40                  Index             Index            12% MSCI World ex-U.S.
                     Portfolio                                                             40% LBAG Index

02/1999                 10,000                10,000             10,000                            10,000
03/1999                 10,192                10,367             10,055                            10,257
04/1999                 10,573                10,835             10,087                            10,555
05/1999                 10,440                10,629              9,999                            10,365
06/1999                 10,780                11,165              9,967                            10,663
07/1999                 10,665                10,827              9,925                            10,517
08/1999                 10,608                10,704              9,920                            10,464
09/1999                 10,534                10,430             10,035                            10,391
10/1999                 10,785                11,084             10,072                            10,766
11/1999                 10,997                11,394             10,071                            10,962
12/1999                 11,549                12,121             10,022                            11,403

PIMCO Stock Funds                      % of Total           PIMCO Bond Funds           % of Total
                                       Investments                                     Investments
----------------------------------------------------------------------------------------------------
Growth                                                      Short Duration
----------------------------------------------------------------------------------------------------
    Enhanced Equity Fund                  8.1%               Money Market Fund                2.5%
----------------------------------------------------------------------------------------------------
    Target Fund                           5.5%              Intermediate Duration
----------------------------------------------------------------------------------------------------
    Growth Fund                           3.8%               Total Return Fund               32.3%
----------------------------------------------------------------------------------------------------
    Opportunity Fund                      1.7%              High Yield
----------------------------------------------------------------------------------------------------
Blend                                                        High Yield Fund                  3.9%
----------------------------------------------------------------------------------------------------
    StocksPLUS Fund                       8.2%              International
----------------------------------------------------------------------------------------------------
    Mid-Cap Growth Fund                   3.9%               Foreign Bond Fund                1.9%
----------------------------------------------------------------------------------------------------
    Capital Appreciation Fund             2.7%              Total Bond Funds                 40.6%
----------------------------------------------------------------------------------------------------
    Small-Cap Growth Fund                 1.2%
----------------------------------------------------------------------------------------------------
Value
----------------------------------------------------------------------------------------------------
   Value Fund                            10.5%
----------------------------------------------------------------------------------------------------
    Small-Cap Value Fund                  2.0%
----------------------------------------------------------------------------------------------------
International
----------------------------------------------------------------------------------------------------
    International Fund                   11.8%
----------------------------------------------------------------------------------------------------
Total Stock Funds                        59.4%
----------------------------------------------------------------------------------------------------

PORTFOLIO INSIGHTS


The 60/40 Portfolio seeks long-term capital appreciation and current income. The Portfolio's strategic allocation is 60% stock funds and 40% bond funds. As of December 31, 1999, the Portfolio's actual allocation was 59% stock funds and 41% bond funds. This compares to an allocation of 56% stock funds and 44% bond funds on June 30, 1999. For the six-month period ended December 31, 1999, the Institutional Portfolio returned 7.13%.

  The Portfolio's overweight position in fixed income detracted from returns over the past six months as bond yields rose. However, by year-end the fixed income weight had been reduced in order to mitigate the impact of higher interest rates. The decision to move to a more neutral stance reflected changes in our proprietary asset allocation models, which began to favor equities over fixed income.

  Within the equity portion of the Portfolio we built an overweight position with regard to growth stocks versus value stocks and large-cap versus small-cap. This was positive for performance as large-cap, growth stocks continued to dominate. The Portfolio slightly favored non-U.S. equities, which also had a positive impact on returns.

  The International Fund had solid performance over the past six months as exposure to Europe contributed to returns. In particular, an overweight position in German equities boosted performance as the country experienced a rebound in economic growth in 1999. Holdings such as Deutsche Telecom and Nokia were top performers in the Fund.

  In what was a difficult period for fixed income in general, the Total Return Fund remained overweight in mortgage-backed securities, in an effort to enhance yield without adding risk. This tactic was positive for performance. In addition, duration was kept below the benchmark duration as interest rates rose.

  Looking ahead, our latest research indicates that equities should be favored over fixed income. For that reason we expect to continue to rotate toward an overweight position in equities. In addition, we expect to continue favoring growth over value, large-cap over small-cap and non-U.S. equities over U.S. equities. Tactical moves within the Portfolio are based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P.

                          PIMCO Funds 30/70 Portfolio
                      SEMI-ANNUAL REPORT DECEMBER 31, 1999





FUND CHARACTERISTICS

Objective:
Current income with long-term capital appreciation as a secondary objective

Portfolio:
25-35% PIMCO Stock Funds
65-75% PIMCO Bond Funds

Inception Date:
February 26, 1999

Dividend Frequency:
Monthly

Net Assets:
$8.7 million



INVESTMENT PERFORMANCE AND PORTFOLIO COMPOSITION

TOTAL RETURN INVESTMENT PERFORMANCE

             Institutional     Administrative     Lipper General   24% Russell 3000   Lehman Brothers
                 Class              Class           Bond Fund         6% MSCI         Aggregate Bond
           (Incep. 2/26/99)   (Incep. 2/26/99)       Average        World ex-U.S.         Index
                                                                       70% LBAG
------------------------------------------------------------------------------------------------------
6 months            4.05%              3.92%             1.41%             3.75%              0.56%
Inception           7.99%              7.76%                                  -                  -

 Month            PIMCO         LBAG           24% Russell 3000
                  30/70         Index     6% MSCI World ex-U.S.
                                                       70% LBAG
                Portfolio                                 Index
02/1999          10,000        10,000                     10,000
03/1999          10,134        10,055                     10,156
04/1999          10,353        10,087                     10,320
05/1999          10,225         9,999                     10,182
06/1999          10,378         9,967                     10,312
07/1999          10,313         9,925                     10,219
08/1999          10,284         9,920                     10,191
09/1999          10,295        10,035                     10,215
10/1999          10,425        10,072                     10,418
11/1999          10,552        10,071                     10,512
12/1999          10,799        10,022                     10,698

PIMCO Stock Funds                  % of Total           PIMCO Bond Funds           % of Total
                                   Investments                                     Investments
------------------------------------------------------------------------------------------------
Growth                                                  Short Duration
------------------------------------------------------------------------------------------------
    Enhanced Equity Fund                4.1%             Money Market Fund                3.0%
------------------------------------------------------------------------------------------------
    Target Fund                         2.6%            Intermediate Duration
------------------------------------------------------------------------------------------------
    Growth Fund                         1.9%             Total Return Fund               55.4%
------------------------------------------------------------------------------------------------
    Opportunity Fund                    0.8%            High Yield
------------------------------------------------------------------------------------------------
Blend                                                    High Yield Fund                  6.7%
------------------------------------------------------------------------------------------------
    StocksPLUS Fund                     3.9%            International
------------------------------------------------------------------------------------------------
    Mid-Cap Growth Fund                 2.0%             Foreign Bond Fund                3.3%
------------------------------------------------------------------------------------------------
    Capital Appreciation Fund           1.7%            Total Bond Funds                 71.7%
------------------------------------------------------------------------------------------------
    Small-Cap Growth Fund               0.6%
------------------------------------------------------------------------------------------------
Value
------------------------------------------------------------------------------------------------
   Value Fund                           6.8%
------------------------------------------------------------------------------------------------
   Small-Cap Value Fund                 0.9%
------------------------------------------------------------------------------------------------
International
------------------------------------------------------------------------------------------------
    International Fund                  6.3%
------------------------------------------------------------------------------------------------
Total Stock Funds                      31.6%
------------------------------------------------------------------------------------------------

PORTFOLIO INSIGHTS

The 30/70 Portfolio seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio's strategic allocation is 30% stock funds and 70% bond funds. As of December 31, 1999, the Portfolio's actual allocation was 32% stock funds and 68% bond funds. This compares to an allocation of 28% stock funds and 72% bond funds on June 30, 1999. For the six-month period ended December 31, 1999 the Institutional Portfolio returned 4.05%.

  The Portfolio's overweight position in equities enhanced returns as stocks surged in the fourth quarter. The move to reduce the Portfolio's fixed income exposure helped mitigate the impact of higher interest rates. These adjustments were based on changes in our proprietary asset allocation models, which favored equities over fixed income.

  Within the Portfolio's equity portion, we maintained an overweight position in growth stocks versus value stocks and large-cap over small-cap. This was positive for performance as large-cap, growth stocks continued to dominate. The Portfolio slightly favored non-U.S. equities, which also positively impacted returns.

  The Enhanced Equity Fund did well over the past six months, as investments in technology, consumer services, financial services and health care were strong performers. The International Fund had solid performance as exposure to a stronger Europe contributed to returns.

  In what was a difficult period for fixed income, the Total Return Fund's duration was kept below the benchmark as interest rates rose. The Fund remained overweight in mortgages, in an effort to enhance yield without adding risk. This tactic helped performance. In addition, a small allocation to select emerging market bonds boosted relative returns as the sector benefited from economic recovery.

  Looking ahead, our latest research indicates that equities should continue to be favored over fixed income. For that reason we expect to maintain an overweight position in equities. In addition, we expect to continue favoring growth over value, large-cap over small-cap and non-U.S. equities over U.S. equities. Tactical moves within the Portfolio are based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed by PIMCO Advisors L.P.

Schedule of Investments
December 31, 1999 (Unaudited)

                                                                    Value
                                            Shares                  (000s)
90/10 Portfolio

PIMCO FUNDS (b) 98.5%
International                               211,265              $  2,596
Value                                       199,317                 2,322
StockPLUS                                   123,544                 1,723
Enhanced Equity                             130,731                 1,722
Total Return                                134,320                 1,330
Target                                       45,043                 1,115
Mid-Cap Growth                               31,739                   825
Growth                                       21,627                   746
Capital Appreciation                         24,623                   618
Small-Cap Value                              28,579                   400
Opportunity                                  13,007                   349
Money Market                                301,847                   302
Small-Cap Growth                             20,845                   257
High Yield                                   17,348                   185
Foreign                                       9,279                    93

Total Investments (a) 98.5%                                      $ 14,583
                                                                 --------
(Cost $14,202)

Other Assets and Liabilities (Net) 1.5%                               217

Net Assets 100.0%                                                $ 14,800
                                                                 --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $    908

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (527)
                                                                 --------

Unrealized appreciation-net                                      $    381
                                                                 ========

(b) Institutional Class shares of each PIMCO Fund.

                                                                 Value
                                            Shares               (000s)

60/40 Portfolio

PIMCO FUNDS (b) 99.8%
Total Return                                523,354            $  5,181
International                               154,840               1,903
Value                                       144,309               1,681
StockPLUS                                    93,823               1,309
Enhanced Equity                              98,885               1,303
Target                                       35,710                 884
High Yield                                   58,841                 628
Mid-Cap Growth                               24,008                 624
Growth                                       17,845                 616
Capital Appreciation                         17,529                 440
Money Market                                398,969                 399
Small-Cap Value                              22,403                 314
Foreign                                      31,404                 313
Opportunity                                  10,259                 275
Small-Cap Growth                             15,583                 192

Total Investments (a) 99.8%                                    $ 16,062
                                                               --------
(Cost $15,936)

Other Assets and Liabilities (Net) 0.2%                              30

Net Assets 100.0%                                              $ 16,092
                                                               --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                      $    699

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                        (574)
                                                               --------

Unrealized appreciation-net                                    $    125
                                                               ========

(b) Institutional Class shares of each PIMCO Fund.


                                                                 Value
                                              Shares             (000s)

30/70 Portfolio

PIMCO FUNDS (b) 100.2%
Total Return                                  488,736          $  4,838
Value                                          51,128               597
High Yield                                     54,455               583
International                                  44,535               547
Enhanced Equity                                27,198               358
StockPLUS                                      24,313               339
Foreign                                        29,101               290
Money Market                                  265,226               265
Target                                          9,343               231
Mid-Cap Growth                                  6,592               171
Growth                                          4,879               168
Capital Appreciation                            5,822               146
Small-Cap Value                                 5,740                80
Opportunity                                     2,686                72
Small-Cap Growth                                4,304                53

Total Investments (a) 100.2%                                   $  8,738
                                                               --------
(Cost $8,868)

Other Assets and Liabilities (Net) (0.2%)                           (16)

Net Assets 100.0%                                              $  8,722
                                                               --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                      $    176

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                        (306)
                                                               --------

Unrealized depreciation-net                                    $   (130)
                                                               ========

(b) Institutional Class shares of each PIMCO Fund.

Financial Highlights

                                                                                        90/10 Portfolio

Selected Per Share Data for the Year or Period Ended:                   Institutional                      Administration
                                                                12/31/1999(b)    06/30/1999 (c)   12/31/1999 (b)   06/30/1999 (c)
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value Beginning of Period                                   $12.19            $10.91          $12.18           $10.91
 Net Investment Income (a)                                               1.38              0.05            1.36             0.04
 Net Realized / Unrealized Gain (Loss) on Investments (a)               (0.14)             1.23           (0.14)            1.23
 Total Income from Investment Operations                                 1.24              1.28            1.22             1.27
 Dividends from Net Investment Income                                   (0.19)             0.00           (0.17)            0.00
 Distributions from Net Realized Capital Gains                          (0.59)             0.00           (0.59)            0.00
 Total Distributions                                                    (0.78)             0.00           (0.76)            0.00
 Net Asset Value End of Period                                          12.65             12.19           12.64            12.18
 Total Return (%)                                                       10.37             11.73           10.26            11.64
 Net Assets End of Period (000s)                                       $   12            $   11          $   12           $   11
 Ratio of Expenses to Average Net Assets (%)                             0.10 *            0.10            0.35 *           0.35
 Ratio of Net Investment Income (Loss) to Average Net Assets (%)        22.36 *            1.17           22.09 *           0.95
 Portfolio Turnover Rate (%)                                                7                48               7               48

                                                                                        60/40 Portfolio

                                                                        Institutional                      Administration
                                                                12/31/1999 (b)   06/30/1999 (c)   12/31/1999 (b)   06/30/1999 (c)
                                                                -------------------------------------------------------------------
 Net Asset Value Beginning of Period                                   $11.27            $10.55          $11.27           $10.55
 Net Investment Income (a)                                               1.22              0.09            0.98             0.09
 Net Realized / Unrealized Gain (Loss) on Investments (a)               (0.43)             0.73           (0.21)            0.72
 Total Income from Investment Operations                                 0.79              0.82            0.77             0.81
 Dividends from Net Investment Income                                   (0.25)            (0.10)          (0.23)           (0.09)
 Distributions from Net Realized Capital Gains                          (0.44)             0.00           (0.44)            0.00
 Total Distributions                                                    (0.69)            (0.10)          (0.67)           (0.09)
 Net Asset Value End of Period                                          11.37             11.27           11.37            11.27
 Total Return (%)                                                        7.13              7.80            7.00             7.71
 Net Assets End of Period (000s)                                       $   16            $   11          $   12           $   11
 Ratio of Expenses to Average Net Assets (%)                             0.10 *            0.10            0.35 *           0.35
 Ratio of Net Investment Income (Loss) to Average Net Assets (%)        21.47 *            2.52           17.30 *           2.44
 Portfolio Turnover Rate (%)                                               24                39              24               39

                                                                                        30/70 Portfolio

                                                                        Institutional                      Administration
                                                                12/31/1999 (b)   06/30/1999 (c)   12/31/1999 (b)   06/30/1999 (c)
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value Beginning of Period                                   $10.33            $10.09          $10.33           $10.09
 Net Investment Income (a)                                               0.59              0.15            0.58             0.14
 Net Realized / Unrealized Gain (Loss) on Investments (a)               (0.18)             0.23           (0.18)            0.23
 Total Income from Investment Operations                                 0.41              0.38            0.40             0.37
 Dividends from Net Investment Income                                   (0.27)            (0.14)          (0.26)           (0.13)
 Distributions from Net Realized Capital Gains                          (0.19)             0.00           (0.19)            0.00
 Total Distributions                                                    (0.46)            (0.14)          (0.45)           (0.13)
 Net Asset Value End of Period                                          10.28             10.33           10.28            10.33
 Total Return (%)                                                        4.05              3.78            3.92             3.70
 Net Assets End of Period (000s)                                       $   11            $   10          $   11           $   10
 Ratio of Expenses to Average Net Assets (%)                             0.10 *            0.10            0.35 *           0.35
 Ratio of Net Investment Income (Loss) to Average Net Assets (%)        11.49 *            4.20           11.24 *           4.03
 Portfolio Turnover Rate (%)                                               17                37              17               37

 * Annualized
 (a) Per share amounts based on average number of shares outstanding during the period.
 (b) Unaudited
 (c) Commenced operations on February 26, 1999

Statement of Assets and Liabilities

December 31, 1999 (Unaudited)

                                                               90/10           60/40           30/70
Amounts in thousands, except per share amounts               Portfolio       Portfolio        Portfolio
Assets:
Investments, at value                                          $14,583         $16,062           $8,738
Cash and foreign currency                                           30              87               53
Receivable for Fund shares sold                                    243              69                3
Interest and dividends receivable                                  103             109               52
                                                           --------------------------------------------
                                                                14,959          16,327            8,846
                                                           --------------------------------------------

Liabilities:
Payable for investments and foreign currency purchased         $   133         $   199           $  107
Payable for Fund shares redeemed                                     5               8                0
Dividends payable                                                    4               9                7
Accrued administrator's fee                                          5               6                3
Accrued distribution fee                                             9               9                5
Accrued servicing fee                                                3               4                2
                                                                   159             235              124

                                                           --------------------------------------------
Net Assets                                                     $14,800         $16,092           $8,722
                                                           --------------------------------------------

Net Assets Consist of:
Paid in capital                                                $13,511         $15,260           $8,742
Undistributed net investment income                              1,475           1,279              318
Accumulated undistributed net realized (loss)                     (567)           (572)            (208)
Net unrealized appreciation (depreciation)                         381             125             (130)
                                                           --------------------------------------------
                                                               $14,800         $16,092           $8,722
                                                           ============================================


Net Assets:
Institutional Class                                            $    12         $    16           $   11
Administrative Class                                                12              11               11
Other Classes                                                   14,776          16,065            8,700

Shares Issued and Outstanding:
Institutional Class                                                  1               1                1
Administrative Class                                                 1               1                1

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Institutional Class                                            $ 12.65         $ 11.37           $10.28
Administrative Class                                             12.64           11.37            10.28

                                                           --------------------------------------------
Cost of Investments Owned                                      $14,202         $15,936           $8,868
                                                           --------------------------------------------

Statement of Operations
For the six months ended December 31, 1999 (Unaudited)

                                                                   90/10           60/40          30/70
Amounts in thousands                                             Portfolio       Portfolio      Portfolio
Investment Income:
 Dividends                                                            $1,529          $1,466         $ 483
 Interest                                                                  1               1             0
                                                                ------------------------------------------

   Total Income                                                        1,530           1,467           483

Expenses:
Administration fees                                                       25              34            16
Distribution and/or servicing fees - Other Classes                        61              74            37
Trustees' fees                                                             1               1             0
                                                                ------------------------------------------
   Total expenses                                                         87             109            53

Net Investment Income                                                  1,443           1,358           430
                                                                ==========================================


Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                    3             (44)          (48)
Net change in unrealized (depreciation) on investments                  (155)           (243)         (117)
                                                                ------------------------------------------
   Net (Loss)                                                           (152)           (287)         (165)
                                                                ------------------------------------------
Net Increase (Decrease) in Assets Resulting from Operations           $1,291          $1,071         $ 265
                                                                ==========================================

Statement of Changes in Net Assets

Amounts in thousands                                                           90/10 Portfolio
                                                                    Six Months Ended               Period from
                                                                   December 31, 1999        September 30, 1998
Increase (Decrease) in Net Assets from:                                  (Unaudited)          to June 30, 1999
Operations:
Net investment income                                                        $ 1,443                   $    38
Net realized gain                                                                  3                       160
Net capital gain distributions received from underlying funds                      0                       113
Net change in unrealized appreciation (depreciation)                            (155)                      536
                                                                   -------------------------------------------
Net increase resulting from operations                                         1,291                       847
                                                                   ===========================================

Distributions to Shareholders:
From net investment income
  Institutional Class                                                              0                         0
  Administrative Class                                                             0                         0
  Other Classes                                                                 (137)                      (38)

In excess of net investment income
  Institutional Class                                                              0                         0
  Administrative Class                                                             0                         0
  Other Classes                                                                    0                        (8)

From net realized capital gains
  Institutional Class                                                             (1)                        0
  Administrative Class                                                            (1)                        0
  Other Classes                                                                 (664)                        0
                                                                   -------------------------------------------
Total Distributions                                                             (803)                      (46)
                                                                   ===========================================

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                                              0                        10
  Administrative Class                                                             0                        10
  Other Classes                                                                4,572                    10,508

Issued as reinvestment of distributions
  Institutional Class                                                              1                         0
  Administrative Class                                                             1                         0
  Other Classes                                                                  778                        45

Cost of shares redeemed
  Institutional Class                                                             0                         0
  Administrative Class                                                            0                         0
  Other Classes                                                              (1,598)                     (816)
                                                                     ----------------------------------------
Net increase resulting from Fund share transactions                           3,754                     9,757
                                                                     ----------------------------------------

Total Increase in Net Assets                                                  4,242                    10,558
                                                                     ========================================

Net Assets:
Beginning of period                                                          10,558                         0
End of period *                                                             $14,800                   $10,558
                                                                     ========================================

*Including net undistributed investment income of:                          $ 1,475                   $   169
                                                                     ========================================

Statement of Changes in Net Assets

Amounts in thousands                                                                 60/40 Portfolio
                                                                   Six Months Ended                     Period from
                                                                   December 31, 1999                September 30, 1998
Increase (Decrease) in Net Assets from:                               (Unaudited)                    to June 30, 1999

Operations:
Net investment income                                                $    1,358                         $      115
Net realized gain (loss)                                                    (44)                               140
Net capital gain distributions received from
 underlying funds                                                             0                                 94
Net change in unrealized appreciation (depreciation)                       (243)                               368
                                                                    -----------------------------------------------
Net increase resulting from operations                                    1,071                                717
                                                                    ===============================================

Distributions to Shareholders:
From net investment income
  Institutional Class                                                         0                                  0
  Administrative Class                                                        0                                  0
  Other Classes                                                            (252)                              (109)

In excess of net investment income
  Institutional Class                                                         0                                  0
  Administrative Class                                                        0                                  0
  Other Classes                                                               0                                  0

From net realized capital gains
  Institutional Class                                                        (1)                                 0
  Administrative Class                                                        0                                  0
  Other Classes                                                            (594)                                 0
                                                                    -----------------------------------------------
Total Distributions                                                        (847)                              (109)
                                                                    ===============================================

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                                         5                                 10
  Administrative Class                                                        0                                 10
  Other Classes                                                           3,844                             16,555

Issued as reinvestment of distributions
  Institutional Class                                                         1                                  0
  Administrative Class                                                        1                                  0
  Other Classes                                                             850                                 62


Cost of shares redeemed
  Institutional Class                                                                    0                                  0
  Administrative Class                                                                   0                                  0
  Other Classes                                                                     (4,530)                            (1,548)
                                                                          ---------------------------------------------------
Net increase resulting from Fund share transactions                                    171                             15,089
                                                                          ===================================================


Total Increase in Net Assets                                                           395                             15,697
                                                                          ===================================================

Net Assets:
Beginning of period                                                                 15,697                                  0
End of period *                                                                    $16,092                            $15,697
                                                                          ===================================================

*Including net undistributed investment income of:                                 $ 1,279                            $   173
                                                                          ===================================================



Statement of Changes in Net Assets

Amounts in thousands                                                                  30/70 Portfolio
                                                                    Six Months Ended                     Period from
                                                                   December 31, 1999                  September 30, 1998
Increase (Decrease) in Net Assets from:                               (Unaudited)                      to June 30, 1999

Operations:
Net investment income                                                      $   430                              $  101
Net realized gain (loss)                                                       (48)                                 15
Net capital gain distributions received from
 underlying funds                                                                0                                  37
Net change in unrealized appreciation (depreciation)                          (117)                                (13)
                                                                      -------------------------------------------------
Net increase resulting from operations                                         265                                 140
                                                                      =================================================

Distributions to Shareholders:
From net investment income
  Institutional Class                                                            0                                   0
  Administrative Class                                                           0                                   0
  Other Classes                                                               (161)                               (101)

In excess of net investment income
  Institutional Class                                                            0                                   0
  Administrative Class                                                           0                                   0
  Other Classes                                                                  0                                   0

From net realized capital gains
  Institutional Class                                                            0                                   0
  Administrative Class                                                           0                                   0
  Other Classes                                                               (163)                                  0
                                                                      -------------------------------------------------
Total Distributions                                                           (324)                               (101)
                                                                      =================================================

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                                            0                                  10
  Administrative Class                                                           0                                  10
  Other Classes                                                              2,799                               7,664

Issued as reinvestment of distributions
  Institutional Class                                                            0                                   0
  Administrative Class                                                           0                                   0
  Other Classes                                                                309                                  71

Cost of shares redeemed
  Institutional Class                                                                     0                                   0
  Administrative Class                                                                    0                                   0
  Other Classes                                                                      (1,461)                               (660)
                                                                      ---------------------------------------------------------
Net increase resulting from Fund share transactions                                   1,647                               7,095
                                                                      =========================================================

Total Increase in Net Assets                                                          1,588                               7,134
                                                                      =========================================================

Net Assets:
Beginning of period                                                                   7,134                                   0
End of period *                                                                     $ 8,722                              $7,134
                                                                      =========================================================

*Including net undistributed investment income of:                                  $   318                              $   49
                                                                      =========================================================

NOTES TO FINANCIAL STATEMENTS
December 31, 1999  (Unaudited)


1. Organization
PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as (the "Portfolios"). The Portfolios are a professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Fund family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio. Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions
Administration Fee. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Institutional Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. The Administration Fee for the Other Classes is charged at the annual rate of 0.40% on the first 2.5 billion of net assets and 0.35% based on such net assets in excess of $2.5 billion. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisers has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors,

PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

          Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

          The Trust is permitted to reimburse out of the Administrative Class assets of each Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

          Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):


                              Distribution Fee(%)           Servicing Fee(%)
Class A
All Portfolios                          --                       0.25

Class B
All Portfolios                        0.75                       0.25

Class C
All Portfolios                        0.75                       0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 1999, PFD received $55,023 representing commissions (sales charges) and contingent deferred sales charges.

4. Purchase and Sale of Securities


Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):


                                    Purchases                    Sales

90/10 Portfolio                       $ 5,277                   $  900
60/40 Portfolio                        18,215                    2,980
30/70 Portfolio                         3,186                    1,258

5. Risk Factors of the Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.



The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:


                              5% or Greater Shareholders
                           Number     % of Fund Held

90/10 Portfolio               1             100%
60/40 Portfolio               1             100%
30/70 Portfolio               1             100%

6. Line of Credit

Effective December 14, 1999, the funds, along with certain other funds managed by PIMCO, entered into an unsecured $350,000,000 bank line of credit agreement with State Street Bank. Borrowings under the agreement bear interest at the Fed Funds plus 50 basis points or the Base Rate, which is typically the Prime Rate. The funds may borrow money solely for temporary purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 14, 1999 through December 31, 1999.


7. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):



                                                                        90/10 Portfolio
                                         ---------------------------------------------------------------------------
                                           Period Ended 12/31/1999              Period from 09/30/1998 to 06/30/1999
                                                            Shares         Amount         Shares              Amount
                                         ---------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                            0         $    0              1             $    10
  Administrative Class                                           0              0              1                  10
  Other Classes                                                376          4,572            938              10,508

Issued as reinvestment of distributions
  Institutional Class                                            0              1              0                   0
  Administrative Class                                           0              1              0                   0
  Other Classes                                                 64            778              4                  45

Cost of shares redeemed
  Institutional Class                                            0              0              0                   0
  Administrative Class                                           0              0              0                   0
  Other Classes                                               (130)        (1,598)           (72)               (816)
                                         ---------------------------------------------------------------------------
Net increase resulting from Fund share
 transactions                                                  310         $3,754            872             $ 9,757
                                         ===========================================================================

                                                                        60/40 Portfolio
                                         ---------------------------------------------------------------------------
                                           Period Ended 12/31/1999              Period from 09/30/1998 to 06/30/1999
                                                            Shares         Amount         Shares              Amount
                                         ---------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                            0        $     5              1             $    10
  Administrative Class                                           0              0              1                  10
  Other Classes                                                344          3,844          1,529              16,555

Issued as reinvestment of distributions
  Institutional Class                                            0              1              0                   0
  Administrative Class                                           0              1              0                   0
  Other Classes                                                 76            850              6                  62

Cost of shares redeemed
  Institutional Class                                            0              0              0                   0
  Administrative Class                                           0              0              0                   0
  Other Classes                                               (398)        (4,530)          (141)             (1,548)
                                         ------------------------------------------------------------------------------
Net increase resulting from Fund share
 transactions                                                   22        $   171          1,396             $15,089
                                         ==============================================================================

                                                                        30/70 Portfolio
                                         ---------------------------------------------------------------------------
                                           Period Ended 12/31/1999              Period from 09/30/1998 to 06/30/1999
                                                            Shares         Amount         Shares              Amount
                                         ---------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                            0        $     0              1              $   10
  Administrative Class                                           0              0              1                  10
  Other Classes                                                273          2,799            746               7,664

Issued as reinvestment of distributions
  Institutional Class                                            0              0              0                   0
  Administrative Class                                           0              0              0                   0
  Other Classes                                                 30            309              7                  71

Cost of shares redeemed
  Institutional Class                                            0              0              0                   0
  Administrative Class                                           0              0              0                   0
  Other Classes                                               (143)        (1,461)           (64)               (660)
                                         ---------------------------------------------------------------------------
Net increase resulting from Fund share
 transactions                                                  160        $ 1,647            691              $7,095
                                         ===========================================================================